Filed Pursuant to Rule 497
File No. 333-215285

This preliminary prospectus supplement relates to an effective registration statement under the Securities Act of 1933, as amended, but the information in this preliminary prospectus supplement is not complete and may be changed. This preliminary prospectus supplement and the accompanying prospectus are not an offer to sell and are not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, dated March 20, 2017

PRELIMINARY PROSPECTUS SUPPLEMENT
(to Prospectus dated January 26, 2017)

1,750,000 Shares

GOLUB CAPITAL BDC, INC.

Common Stock
$     per share

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. Our investment objective is to generate current income and capital appreciation by investing primarily in senior secured and one stop loans of U.S. middle-market companies. We may also selectively invest in second lien and subordinated loans of, and warrants and minority equity securities in, U.S. middle-market companies.

GC Advisors LLC serves as our investment adviser. Golub Capital LLC serves as our administrator. GC Advisors LLC and Golub Capital LLC are affiliated with Golub Capital (as defined herein), a leading lender to middle-market companies with over $20.0 billion in capital under management as of December 31, 2016.

All of the 1,750,000 shares of common stock offered by this prospectus supplement are being sold by us. Our common stock is traded on the NASDAQ Global Select Market under the symbol “GBDC”. The last reported closing price for our common stock on March 17, 2017 was $19.40 per share. The net asset value of our common stock as of December 31, 2016 (the last date prior to the date of this prospectus supplement on which we determined net asset value) was $15.74 per share. The offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make this offering.

Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in this offering. Investing in our common stock involves a high degree of risk. Before buying any common stock, you should read the discussion of the material risks of investing in our common stock, including the risk of leverage, in “Risk Factors” beginning on page 15 of the accompanying prospectus.

This prospectus supplement and the accompanying prospectus contain important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. We maintain a website at http://www.golubcapitalbdc.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available on or through our website. You may also obtain such information, free of charge, and make shareholder inquiries by contacting us at 666 Fifth Avenue, 18th Floor, New York, NY 10103, Attention: Investor Relations, or by calling us collect at (212) 750-6060. The SEC also maintains a website at http://www.sec.gov that contains such information.

We generally invest in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. These securities, which may be referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In addition, many of our debt investments have floating interest rates that reset on a periodic basis and typically do not fully pay down principal prior to maturity, which may increase our risk of losing part or all of our investment.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public offering price	$	$
Sales load (underwriting discounts and commissions)	$	$
Proceeds to us (before expenses)	$	$

In addition, the underwriter may purchase up to an additional 262,500 shares of common stock at the public offering price, less the sales load payable by us, within 30 days from the date of this prospectus supplement. If the underwriter exercises this option in full, the total sales load paid by us will be $    , and total proceeds to us, before expenses, will be $    .

The underwriter is offering the common stock as set forth in “Underwriting.” Delivery of the common stock will be made on or about March   , 2017.

Raymond James

The date of this prospectus supplement is March   , 2017.

ABOUT THIS PROSPECTUS SUPPLEMENT

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not, and the underwriter has not, authorized any other person to provide you with different information. We are not, and the underwriter is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus supplement is accurate only as of the date on the front cover of this prospectus supplement and that the information appearing in the accompanying prospectus is accurate only as of the date on its front cover. Our business, financial condition, results of operations, cash flows and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers are permitted.

This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement will control. You should read this prospectus supplement and the accompanying prospectus together with the additional information described under the headings, “Risk Factors” included in the accompanying prospectus and “Available Information” included in this prospectus supplement before investing in our common stock.

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PROSPECTUS SUPPLEMENT

PROSPECTUS

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PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the more detailed information set forth under “Risk Factors” included in the accompanying prospectus and the other information included in this prospectus supplement and the accompanying prospectus carefully.

Except as otherwise indicated, the terms:

•	“we,” “us,” “our” and “Golub Capital BDC” refer to Golub Capital BDC, Inc., a Delaware corporation, and its consolidated subsidiaries;
•	“Holdings” refers to Golub Capital BDC 2010-1 Holdings LLC, a Delaware limited liability company, or LLC, our direct subsidiary;
•	“2010 Issuer” refers to Golub Capital BDC 2010-1 LLC, a Delaware LLC, our indirect subsidiary;
•	“2014 Issuer” refers to Golub Capital BDC CLO 2014 LLC, a Delaware LLC, our direct subsidiary;
•	“Controlling Class” refers to the most senior class of notes then outstanding of the 2010 Issuer or the 2014 Issuer, as applicable;
•	“2010 Debt Securitization” refers to the $350.0 million term debt securitization that we completed on July 16, 2010 as most recently amended on October 20, 2016, in which the 2010 Issuer issued an aggregate of $350.0 million of notes, or the 2010 Notes, including $205.0 million of Class A-Refi 2010 Notes, which bear interest at a rate of three-month London Interbank Offered Rate, or LIBOR, plus 1.90%, $10.0 million of Class B-Refi 2010 Notes, which bear interest at a rate of three-month LIBOR plus 2.40% and $135.0 million face amount of Subordinated 2010 Notes that do not bear interest;
•	“2014 Debt Securitization” refers to the $402.6 million term debt securitization that we completed on June 5, 2014, in which the 2014 Issuer issued an aggregate of $402.6 million of notes, or the 2014 Notes, including $191.0 million of Class A-1 2014 Notes, which bear interest at a rate of three-month LIBOR plus 1.75%, $20.0 million of Class A-2 2014 Notes, which bore interest at a rate of three-month LIBOR plus 1.45% through December 4, 2015 and bear interest at three-month LIBOR plus 1.95% thereafter, $35.0 million of Class B 2014 Notes, which bear interest at a rate of three-month LIBOR plus 2.50%, $37.5 million of Class C 2014 Notes, which bear interest at a rate of three-month LIBOR plus 3.50%, and $119.1 million of LLC equity interests that do not bear interest;
•	“Funding” refers to Golub Capital BDC Funding, LLC, a Delaware LLC, our direct subsidiary;
•	“Credit Facility” refers to the amended and restated senior secured revolving credit facility that Funding originally entered into on July 21, 2011, as most recently amended on March 1, 2016, with Wells Fargo Securities, LLC, as administrative agent, and Wells Fargo Bank, N.A., as lender and collateral agent, that currently allows for borrowing up to $200 million and that bears interest at a rate of one-month LIBOR plus 2.25% per annum through the reinvestment period, which ends July 29, 2017, and bears interest at a rate of one-month LIBOR plus 2.75% for the period following the reinvestment period through the stated maturity date of July 30, 2020;
•	“Adviser Revolver” refers to the $20.0 million line of credit with GC Advisors;
•	“SBIC Funds” refers collectively to our consolidated subsidiaries, GC SBIC IV, L.P. and GC SBIC V, L.P.;
•	“SLF” refers to Senior Loan Fund LLC, an unconsolidated Delaware LLC, in which we co-invest with RGA Reinsurance Company, or RGA, primarily in senior secured loans. SLF is capitalized as transactions are completed and all portfolio and investment decisions in respect of SLF must be approved by representatives of each of the members (with unanimous approval required from either

(i) one representative of each of us and RGA or (ii) both representatives of each of us and RGA currently). As of December 31, 2016, we owned 87.5% of the LLC equity interests of SLF. As of December 31, 2016, SLF had LLC equity interest subscriptions from its members totaling $200.0 million. We have committed to fund $175.0 million of LLC equity interest subscriptions to SLF;
•	“GC Advisors” refers to GC Advisors LLC, a Delaware LLC, our investment adviser;
•	“Administrator” refers to Golub Capital LLC, a Delaware LLC, an affiliate of GC Advisors and our administrator; and
•	“Golub Capital” refers, collectively, to the activities and operations of Golub Capital LLC (formerly Golub Capital Management LLC), which entity employs all of Golub Capital’s investment professionals, GC Advisors and associated investment funds and their respective affiliates.

Golub Capital BDC

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act. In addition, for U.S. federal income tax purposes, we have elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. We were formed in November 2009 to continue and expand the business of our predecessor, Golub Capital Master Funding LLC, which commenced operations in July 2007, to make investments primarily in senior secured, one stop (a loan that combines characteristics of traditional first lien senior secured loans and second lien or subordinated loans), second lien and subordinated (a loan that ranks senior only to a borrower’s equity securities and ranks junior to all of such borrower’s other indebtedness in priority of payment) loans of, and warrants and minority equity securities in, U.S. middle-market companies that are, in most cases, sponsored by private equity firms. We structure one stop loans as senior secured loans, and we obtain security interests in the assets of the portfolio company that serve as collateral in support of the repayment of these loans. This collateral may take the form of first-priority liens on the assets of the portfolio company. In many cases, we, together with our affiliates, are the sole lenders of one stop loans, which can afford us additional influence over the borrower in terms of monitoring and, if necessary, remediation in the event of underperformance.

In this prospectus supplement, the term “middle-market” generally refers to companies having earnings before interest, taxes, depreciation and amortization, or EBITDA, of between $10.0 million and $75.0 million annually.

Our investment objective is to generate current income and capital appreciation by investing primarily in senior secured and one stop loans of U.S. middle-market companies. We may also selectively invest in second lien and subordinated loans of, and warrants and minority equity securities in U.S. middle-market companies. We intend to achieve our investment objective by (1) accessing the established loan origination channels developed by Golub Capital, a leading lender to middle-market companies with over $20.0 billion in capital under management as of December 31, 2016, (2) selecting investments within our core middle-market company focus, (3) partnering with experienced private equity firms, or sponsors, in many cases with whom Golub Capital has invested alongside in the past, (4) implementing the disciplined underwriting standards of Golub Capital and (5) drawing upon the aggregate experience and resources of Golub Capital.

We seek to create a portfolio that includes primarily senior secured and one stop loans by primarily investing approximately $5.0 million to $30.0 million of capital, on average, in the securities of U.S. middle-market companies. We may also selectively invest more than $30.0 million in some of our portfolio companies and generally expect that the size of our individual investments will vary proportionately with the size of our capital base.

We generally invest in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. These securities, which may be referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In addition, many of our debt investments have floating interest rates that reset on a periodic basis and typically do not fully pay down principal prior to maturity, which may increase our risk of losing part or all of our investment.

As of December 31, 2016 and September 30, 2016, our portfolio at fair value was comprised of the following:

	As of December 31, 2016		As of September 30, 2016
Investment Type	Investments at Fair Value (In thousands)	Percentage of Total Investments	Investments at Fair Value (In thousands)	Percentage of Total Investments
Senior secured	$169,817	10.0%	$162,849	9.8%
One stop	1,337,069	78.8	1,304,467	78.5
Second lien	18,981	1.1	27,909	1.7
Subordinated debt	1,411	0.1	1,427	0.1
Subordinated notes in SLF(1)(2)	—	—	77,301	4.7
LLC equity interests in SLF(2)	108,779	6.4	26,927	1.6
Equity	60,245	3.6	59,732	3.6
Total	$1,696,302	100.0%	$1,660,612	100.0%

(1)	On December 30, 2016 SLF issued a capital call in an aggregate amount of $89.9 million the proceeds of which were used to redeem in full the outstanding balance on the subordinated notes previously issued by SLF and terminate all remaining subordinated note commitments.
(2)	Proceeds from the subordinated notes and LLC equity interests invested in SLF were utilized by SLF to invest in senior secured loans.

One stop loans include loans to technology companies undergoing strong growth due to new services, increased adoption and/or entry into new markets. We refer to loans to these companies as late stage lending loans. Other targeted characteristics of late stage lending businesses include strong customer revenue retention rates, a diversified customer base and backing from growth equity or venture capital firms. In some cases, the borrower’s high revenue growth is supported by a high level of discretionary spending. As part of the underwriting of such loans and consistent with industry practice, we may adjust our characterization of the earnings of such borrowers for a reduction or elimination of such discretionary expenses, if appropriate. As of December 31, 2016 and September 30, 2016, one stop loans included $129.9 million and $128.4 million, respectively, of late stage lending loans at fair value.

As of December 31, 2016 and September 30, 2016, we had debt and equity investments in 182 and 183 portfolio companies, respectively, and an investment in SLF.

The weighted average annualized income yield and weighted average annualized investment income yield of our income producing debt investments, which represented nearly 100% of our debt investments, for the three months ended December 31, 2016 and 2015 was as follows:

	For the three months ended December 31,
	2016	2015
Weighted average annualized income yield(1)	7.7%	7.6%
Weighted average annualized investment income yield(2)	8.1%	8.2%

(1)	Represents income from interest, including subordinated notes in SLF, and fees excluding amortization of capitalized fees and discounts divided by the average fair value of earning debt investments, and does not represent a return to any investor in us.
(2)	Represents income from interest, including subordinated notes in SLF, fees and amortization of capitalized fees and discounts divided by the average fair value of earning debt investments, and does not represent a return to any investor in us.

The total return, based on the change in the quoted market price of our stock and assuming distributions were reinvested in accordance with the dividend reinvestment plan, for the three months ended December 31, 2016 and 2015, was 2.2% and 6.2%, respectively. The total return does not include sales load.

As of December 31, 2016, SLF is capitalized from LLC equity interest subscriptions from its members. On December 14, 2016, the SLF investment committee approved the recapitalization of the commitments of SLF’s members. On December 30, 2016, SLF’s members entered into additional LLC equity interest subscriptions totaling $160.0 million, SLF issued capital calls totaling $89.9 million to us and RGA and the subordinated notes previously issued by SLF were redeemed and terminated. As of December 31, 2016 and September 30, 2016, we and RGA owned 87.5% and 12.5%, respectively, of the LLC equity interests. As of September 30, 2016, we and RGA owned 87.5% and 12.5%, respectively, of the outstanding subordinated notes issued by SLF. Additionally, on January 17, 2014, Senior Loan Fund II LLC, a wholly-owned subsidiary of SLF, or SLF II, entered into a senior secured revolving credit facility, or the SLF Credit Facility, with Wells Fargo Securities, LLC, as administrative agent, and Wells Fargo Bank, N.A., as lender, which, as amended, allows SLF II to borrow up to $300.0 million, subject to leverage and borrowing base restrictions. The reinvestment period of the SLF Credit Facility ends May 12, 2017, and the stated maturity date is May 13, 2020. As of December 31, 2016 and September 30, 2016, SLF had LLC equity commitments from its members totaling $200.0 million and $40.0 million, respectively, of which approximately $129.9 million and $35.8 million was called and contributed as of December 31, 2016 and September 30, 2016, respectively. As of September 30, 2016, SLF had subordinated note commitments from its members totaling $160.0 million, of which approximately $88.3 million in aggregate principal amount was funded as of September 30, 2016. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets.

Our Adviser

Our investment activities are managed by our investment adviser, GC Advisors. GC Advisors is responsible for sourcing potential investments, conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. GC Advisors was organized in September 2008 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act. Under our amended and restated investment advisory agreement, or the Investment Advisory Agreement, with GC Advisors, we pay GC Advisors a base management fee and an incentive fee for its services. See “Management Agreements — Investment Advisory Agreement —  Management Fee” in the accompanying prospectus for a discussion of the base management fee and incentive fee, including the cumulative income incentive fee and the income and capital gains incentive fee, payable by us to GC Advisors. Unlike most closed-end funds whose fees are based on assets net of leverage, our base management fee is based on our average-adjusted gross assets (including leverage but adjusted to exclude cash and cash equivalents so that investors do not pay the base management fee on such assets) and, therefore, GC Advisors benefits when we incur debt or use leverage. For purposes of the Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper instruments maturing within 270 days of purchase. Additionally, under the incentive fee structure, GC Advisors benefits when capital gains are recognized and, because it determines when a holding is sold, GC Advisors controls the timing of the recognition of capital gains. Our board of directors is charged with protecting our interests by monitoring how GC Advisors addresses these and other conflicts of interest associated with its management services and compensation. While not expected to review or approve each borrowing, our independent directors periodically review GC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors consider whether our fees and expenses (including those related to leverage) remain appropriate. See “Management Agreements —  Investment Advisory Agreement — Board Approval of the Investment Advisory Agreement” in the accompanying prospectus.

GC Advisors is an affiliate of Golub Capital and pursuant to a staffing agreement, or the Staffing Agreement, Golub Capital LLC makes experienced investment professionals available to GC Advisors and provides access to the senior investment personnel of Golub Capital LLC and its affiliates. The Staffing Agreement provides GC Advisors with access to investment opportunities, which we refer to in the aggregate as deal flow, generated by Golub Capital LLC and its affiliates in the ordinary course of their businesses and commits the members of GC Advisors’ investment committee to serve in that capacity. As our investment adviser, GC Advisors is obligated to allocate investment opportunities among us and its other clients fairly and equitably over time in accordance with its allocation policy. See “— Conflicts of Interest” below and

“Related Party Transactions and Certain Relationships” in the accompanying prospectus. However, there can be no assurance that such opportunities will be allocated to us fairly or equitably in the short-term or over time. GC Advisors seeks to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Golub Capital LLC’s investment professionals.

An affiliate of GC Advisors, the Administrator, provides the administrative services necessary for us to operate. See “Management Agreements — Administration Agreement” in the accompanying prospectus for a discussion of the fees and expenses (subject to the review and approval of our independent directors) we are required to reimburse to the Administrator.

About Golub Capital

Golub Capital, founded in 1994, is a leading lender to middle-market companies, with a long track record of investing in senior secured, one stop, second lien and subordinated loans. As of December 31, 2016, Golub Capital managed over $14.3 billion of invested or available capital for senior secured, one stop, second lien and subordinated loan investments in middle-market companies. Since its inception, Golub Capital has closed deals with over 220 middle-market sponsors and repeat transactions with over 140 sponsors.

Golub Capital’s middle-market lending group is managed by a four-member senior management team consisting of Lawrence E. Golub, David B. Golub, Andrew H. Steuerman and Gregory W. Cashman. As of December 31, 2016, Golub Capital’s more than 100 investment professionals had an average of over 12 years of investment experience and were supported by more than 200 administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management.

Market Trends

We have identified the following trends that may affect our business:

Target Market.  We believe that small and middle-market companies in the United States with annual revenues between $10.0 million and $2.5 billion represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle-market companies have generated a significant number of investment opportunities for investment funds managed or advised by Golub Capital, and we believe that this market segment will continue to produce significant investment opportunities for us.

Specialized Lending Requirements.  We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. For example, based on the experience of our management team, lending to U.S. middle-market companies (1) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (2) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle market and (3) may also require more extensive ongoing monitoring by the lender.

Demand for Debt Capital.  We believe there is a large pool of uninvested private equity capital for middle-market companies. We expect private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and subordinated debt from other sources, such as us.

Competition from Bank Lenders.  We believe that many commercial and investment banks have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, these lenders may be constrained in their ability to underwrite and hold bank loans for middle-market issuers as they seek to meet existing and future regulatory capital requirements. We believe these factors may result in opportunities for alternative funding sources to middle-market companies and therefore more market opportunities for us.

Market Environment.  We believe that as part of the path of economic recovery following the credit crisis, there has been increased competition for new middle-market investments due to some new non-bank finance companies that have entered the market and due to improving financial performance of middle-market companies. However, we believe that our scale and strong market position will continue to allow us to find investment opportunities with attractive risk-adjusted returns.

Competitive Strengths

Deep, Experienced Management Team.  We are managed by GC Advisors, which, as of December 31, 2016, had access through the Staffing Agreement to the resources and expertise of Golub Capital’s more than 300 employees, led by our chairman, Lawrence E. Golub, and our chief executive officer, David B. Golub. As of December 31, 2016, the more than 100 investment professionals of Golub Capital had an average of over 12 years of investment experience and were supported by more than 200 administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management. Golub Capital seeks to hire and retain high-quality investment professionals and reward those personnel based on investor returns.

Leading U.S. Debt Platform Provides Access to Proprietary Relationship-Based Deal Flow.  GC Advisors gives us access to the deal flow of Golub Capital, one of the leading middle-market lenders in the United States. Golub Capital has been ranked a top 3 Traditional Middle Market Bookrunner each year from 2008 through 2016 by Thomson Reuters LPC for senior secured loans of up to $500.0 million for leveraged buyouts (based on number of deals completed). Since its inception, Golub Capital has closed deals with over 220 middle-market sponsors and repeat transactions with over 140 sponsors. We believe that Golub Capital receives relationship-based “early looks” and “last looks” at many investment opportunities in the U.S. middle-market market, allowing it to be highly selective in the transactions it pursues.

Disciplined Investment and Underwriting Process.  GC Advisors utilizes the established investment process of Golub Capital for reviewing lending opportunities, structuring transactions and monitoring investments. Using its disciplined approach to lending, GC Advisors seeks to minimize credit losses through effective underwriting, comprehensive due diligence investigations, structuring and the implementation of restrictive debt covenants.

Regimented Credit Monitoring.  Following each investment, GC Advisors implements a regimented credit monitoring system. This careful approach, which involves ongoing review and analysis by teams of professionals, has enabled GC Advisors to identify problems early and to assist borrowers before they face difficult liquidity constraints.

Concentrated Middle-Market Focus.  Because of our focus on the middle-market, we understand the following general characteristics of middle-market lending:

•	middle-market companies are generally less leveraged than large companies and, we believe, offer more attractive investment returns in the form of upfront fees, prepayment penalties and higher interest rates;
•	middle-market issuers are more likely to have simple capital structures;
•	carefully structured covenant packages enable middle-market lenders to take early action to remediate poor financial performance; and
•	middle-market lenders can undertake thorough due diligence investigations prior to investment.

Operating and Regulatory Structure

Our investment activities are managed by GC Advisors and supervised by our board of directors, a majority of whom are independent of us, GC Advisors and its affiliates.

As a business development company, we are required to comply with certain regulatory requirements. For example, while we are permitted to finance investments using leverage, which may include the issuance of shares of preferred stock, or notes and other borrowings, our ability to use leverage is limited in significant respects. See “Regulation” in the accompanying prospectus. Any decision on our part to use leverage will depend upon our assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage. GC Advisors makes recommendations to our board of directors with respect to leverage policies. Our board of directors determines our leverage policy, including approving in advance the incurrence of material indebtedness and the execution of material contracts, and directs GC Advisors to implement such policies. The use of leverage to finance investments creates certain risks and potential conflicts of interest. See “Risk Factors — Risks Relating to our Business and Structure — There are

significant potential conflicts of interest that could affect our investment returns — Our management and incentive fee structure may create incentives for GC Advisors that are not fully aligned with the interests of our stockholders and may induce GC Advisors to make certain investments, including speculative investments,” “— Risks Relating to our Business and Structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital. As a business development company, the necessity of raising additional capital exposes us to risks, including the typical risks associated with leverage” and “— Risks Relating to our Business and Structure — We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us” in the accompanying prospectus.

Also, as a business development company, we are generally prohibited from acquiring assets other than “qualifying assets” unless, after giving effect to any acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets generally include securities of “eligible portfolio companies,” cash, cash equivalents, U.S. government securities and high-quality debt investments maturing in one year or less from the time of investment. Under the 1940 Act and the rules thereunder, “eligible portfolio companies” include (1) private domestic operating companies, (2) public domestic operating companies whose securities are not listed on a national securities exchange (e.g., the New York Stock Exchange, NYSE MKT LLC and The NASDAQ Stock Market) or registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and (3) public domestic operating companies having a market capitalization of less than $250.0 million. Public domestic operating companies whose securities are quoted on the over-the-counter bulletin board and through Pink Sheets LLC are not listed on a national securities exchange and therefore are eligible portfolio companies. See “Regulation” in the accompanying prospectus.

Conflicts of Interest

Subject to certain 1940 Act restrictions on co-investments with affiliates, GC Advisors offers us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other relevant factors. Such offers are subject to the exception that, in accordance with GC Advisors’ code of ethics and allocation policies, we might not participate in each individual opportunity but will, on an overall basis, be entitled to participate equitably with other entities sponsored or managed by GC Advisors and its affiliates.

To the extent that we compete with entities sponsored or managed by GC Advisors or its affiliates for a particular investment opportunity, GC Advisors will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict of interest and allocation policies, (2) the requirements of the Advisers Act and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. GC Advisors’ allocation policies are intended to ensure that, over time, we may generally share equitably in investment opportunities with other investment funds, accounts or other investment vehicles, together referred to as accounts, sponsored or managed by GC Advisors or its affiliates, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other accounts.

GC Advisors and its affiliates have other clients with similar or competing investment objectives, including several private funds that are pursuing an investment strategy similar to ours, some of which are continuing to seek new capital commitments. In serving these clients, GC Advisors may have obligations to other clients or investors in those entities. Our investment objective may overlap with such affiliated accounts. GC Advisors’ allocation procedures are designed to allocate investment opportunities among the accounts sponsored or managed by GC Advisors and its affiliates in a manner consistent with its obligations under the Advisers Act. If two or more accounts with similar investment strategies are actively investing, GC Advisors will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. GC Advisors has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. See “Risk Factors — Risks Relating to our Business and Structure — There are significant potential conflicts of interest that could affect our investment returns — Conflicts related to obligations GC Advisors’ investment committee, GC Advisors or its affiliates have to other clients” in the accompanying prospectus.

GC Advisors seeks to ensure the equitable allocation of investment opportunities when we are able to invest alongside other accounts sponsored or managed by GC Advisors and its affiliates. When we invest alongside such other accounts, such investments are made consistent with GC Advisors’ allocation policy. Under this allocation policy, if an investment opportunity is appropriate for us and another similar eligible account, the opportunity will be allocated pro rata based on the relative capital available for investment of each of us and such other eligible accounts, subject to minimum and maximum investment size limits. In situations in which co-investment with other entities sponsored or managed by GC Advisors or its affiliates is not permitted or appropriate, such as when, in the absence of exemptive relief described below, we and such other entities would be making different investments in the same issuer, GC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. GC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on a basis that will be fair and equitable over time, including, for example, through random or rotational methods. On February 27, 2017, we, along with GC Advisors and certain other funds and accounts sponsored or managed by GC Advisors and its affiliates, received exemptive relief from the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by GC Advisors or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that co-investment by us and accounts sponsored or managed by the GC Advisors and its affiliates may afford us additional investment opportunities and the ability to achieve greater diversification. Under the terms of our exemptive relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors is required to make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment strategies and policies. Our board of directors regularly reviews the allocation policy of Golub Capital and annually reviews the code of ethics of GC Advisors. See “Related Party Transactions and Certain Relationships” in the accompanying prospectus.

Additionally, under our incentive fee structure, GC Advisors benefits when we recognize capital gains and, because GC Advisors determines when a holding is sold, GC Advisors controls the timing of the recognition of such capital gains. See “Risk Factors — Risks Relating to our Business and Structure — There are significant potential conflicts of interest that could affect our investment returns — Our management and incentive fee structure may create incentives for GC Advisors that are not fully aligned with the interests of our stockholders and may induce GC Advisors to make certain investments, including speculative investments” in the accompanying prospectus. In addition, because the base management fee that we pay to GC Advisors is based on our average adjusted gross assets, including those assets acquired through the use of leverage, GC Advisors has a financial incentive to incur leverage.

Recent Developments

On January 12, 2017, GC SBIC VI, L.P., or SBIC VI, received approval for a license from the United States Small Business Administration, or SBA, to operate as a small business investment company, or SBIC. This is the third SBIC license granted to us through our SBIC subsidiaries and allows SBIC VI to obtain up to $50.0 million of leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and customary procedures.

On February 7, 2017, our board of directors declared a quarterly distribution of $0.32 per share payable on March 30, 2017 to holders of record as of March 7, 2017. Shares purchased in this offering will not be entitled to this distribution.

On February 27, 2017, we and GC Advisors and certain other funds and accounts sponsored or managed by GC Advisors and its affiliates received the exemptive relief from the SEC to permit greater flexibility to negotiate the terms of co-investments. described above.

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Our principal executive offices are located at 666 Fifth Avenue, 18th Floor, New York, NY 10103, and our telephone number is (212) 750-6060. Our corporate website is located at www.golubcapitalbdc.com. Information on our website is not incorporated into or a part of this prospectus supplement.

THE OFFERING

Common Stock Offered by Us
1,750,000 shares, excluding 262,500 shares issuable pursuant to the option granted to the underwriter. Shares purchased in this offering will not be entitled to the distribution to be paid on March 30, 2017.
Common Stock to be Outstanding After this Offering
56,987,037 shares, excluding shares issuable pursuant to the option granted to the underwriter.
Use of Proceeds
We intend to use the net proceeds from the sale of our common stock to invest in portfolio companies in accordance with our investment objective and strategies and for general corporate purposes. We expect that our new investments will consist primarily of senior secured and one stop loans. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses relating to potential new investments, from the net proceeds of this offering. A portion of the net proceeds may be utilized to capitalize SLF. A portion of the net proceeds may also be used to capitalize SBIC VI, our SBIC subsidiary, following which we expect SBIC VI to issue debentures guaranteed by the SBA and make investments in accordance with our investment strategy. We may also use a portion of the net proceeds from this offering to repay amounts outstanding under our Credit Facility, which bore an annual interest rate of 3.02% (i.e., one-month LIBOR plus 2.25% per annum) on the outstanding balance of $155.5 million as of December 31, 2016 and matures on July 30, 2020. See “Use of Proceeds” in this prospectus supplement for more information.
NASDAQ Global Select Market Symbol
“GBDC”
Trading at a Discount
Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. We are not generally able to issue and sell our common stock at a price below our net asset value per share unless we have stockholder approval. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value. See “Risk Factors” in the accompanying prospectus.
Dividend Reinvestment Plan
We have adopted a dividend reinvestment plan for our stockholders, which is an “opt out” dividend reinvestment plan. Under this plan, cash distributions to our stockholders are automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of our dividend reinvestment plan. If a stockholder opts out, that stockholder receives cash dividends or other distributions. Stockholders who receive distributions in the form of shares of common stock generally are subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their distributions in cash but do not receive any corresponding cash distributions with which to pay any applicable taxes. See “Dividend Reinvestment Plan” in the accompanying prospectus.

Custodian and Transfer Agent
U.S. Bank National Association serves as our custodian, and American Stock Transfer & Trust Company, LLC serves as our transfer and dividend paying agent and registrar. See “Custodian, Transfer and Dividend Paying Agent and Registrar” in the accompanying prospectus.
Risk Factors
An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 15 of the accompanying prospectus to read about factors you should consider, including the risks of leverage, before investing in our common stock.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. Actual costs and expenses incurred by investors in shares of our common stock may be greater than the percentage estimates in the table below. The following table excludes one-time fees payable to third parties not affiliated with GC Advisors that were incurred in connection with each of the 2010 Debt Securitization and the 2014 Debt Securitization, or, collectively, the Debt Securitizations, but includes all of the applicable ongoing fees and expenses of the Debt Securitizations. Whenever this prospectus supplement contains a reference to fees or expenses paid by “us” or “Golub Capital BDC,” or that “we” will pay fees or expenses, our common stockholders will indirectly bear such fees or expenses.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	3.04	%(1)
Offering expenses (as a percentage of offering price)	0.66	%(2)
Dividend reinvestment plan expenses	None	(3)
Total stockholder transaction expenses (as a percentage of offering price)	3.70%
Annual expenses (as a percentage of net assets attributable to common stock):
Management fees	2.59	%(4)
Incentive fees payable under the Investment Advisory Agreement (20%)	0.71	%(5)
Interest payments on borrowed funds	3.37	%(6)
Other expenses	0.60	%(7)
Acquired fund fees and expenses	0.83	%(8)
Total annual expenses	8.10	%(9)

(1)	The underwriting discounts and commissions with respect to the shares of our common stock being sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.
(2)	Amount reflects estimated offering expenses of approximately $225,000 and is based on 1,750,000 shares offered in this offering at the last reported closing price of $19.40 per share of our common stock on March 17, 2017.
(3)	The expenses associated with the dividend reinvestment plan are included in “Other expenses.” See “Dividend Reinvestment Plan” in the accompanying prospectus.
(4)	Our management fee is calculated at an annual rate equal to 1.375% and is based on the average adjusted gross assets (including assets purchased with borrowed funds and securitization-related assets, leverage, unrealized depreciation or appreciation on derivative instruments and cash collateral on deposit with custodian but adjusted to exclude cash and cash equivalents so that investors do not pay the base management fee on such assets) at the end of the two most recently completed calendar quarters and is payable quarterly in arrears. See “Management Agreements — Investment Advisory Agreement — Management Fee” in the accompanying prospectus. The management fee referenced in the table above is based on actual amounts incurred during the three months ended December 31, 2016 by GC Advisors in its capacity as investment adviser to us and collateral manager to the 2010 Issuer and the 2014 Issuer, or, collectively, the Securitization Issuers, annualized for a full year.

GC Advisors, as collateral manager for the 2010 Issuer under a collateral management agreement, or the 2010 Collateral Management Agreement, is entitled to receive an annual fee in an amount equal to 0.35% of the principal balance of the portfolio loans held by the 2010 Issuer at the beginning of the collection period relating to each payment date, which is payable in arrears on each payment date. This fee, which is less than the management fee payable under the Investment Advisory Agreement, is paid directly by the 2010 Issuer to GC Advisors and offset against such management fee. Accordingly, the 1.375% management fee paid by us to GC Advisors under the Investment Advisory Agreement on all of our assets, including those indirectly held through the 2010 Issuer, is reduced, on a dollar-for-dollar basis, by an amount equal to such 0.35% fee paid to GC Advisors by the 2010 Issuer. Under the 2010 Collateral Management Agreement, the term “collection period” refers to a quarterly period running from the day after the end of the prior collection period to the fifth business day of the calendar month in which a payment date occurs. This fee may be waived by the collateral manager. The 2010 Collateral Management Agreement does not include any incentive fee payable to GC Advisors.

GC Advisors, as collateral manager for the 2014 Issuer, under a collateral management agreement, or the 2014 Collateral Management Agreement, is entitled to receive an annual fee in an amount equal to 0.25% of the principal balance of the portfolio loans held by the 2014 Issuer at the beginning of the collection period relating to each payment date, which is payable in arrears on each payment date. This fee, which is less than the management fee payable under the Investment Advisory Agreement, is paid directly by the 2014 Issuer to GC Advisors and offset against such management fee. Accordingly, the 1.375% management fee paid by us to GC Advisors under the Investment Advisory Agreement on all of our assets, including those indirectly held through the 2014 Issuer, is reduced, on a dollar-for-dollar basis, by an amount equal to such 0.25% fee paid to GC Advisors by the 2014 Issuer. Under the 2014 Collateral Management Agreement, the term “collection period” refers to a quarterly period running from the day after the end of the prior collection period to the tenth business day prior to the payment date. This fee may be waived by the collateral manager. The 2014 Collateral Management Agreement does not include any incentive fee payable to GC Advisors.

For purposes of this table, the SEC requires that the “Management fees” percentage be calculated as a percentage of net assets attributable to common stock, rather than total assets, including assets that have been funded with borrowed monies because common stockholders bear all of this cost. If the base management fee portion of the “Management fees” percentage were calculated instead as a percentage of our total assets, our base management fee portion of the “Management fees” percentage would be approximately 1.32% of total assets. The base management fee in the table above is based on net assets of $902.3 million and leverage of $890.0 million, which reflects our net assets and leverage pro forma as of December 31, 2016 after giving effect to this offering.

(5)	The incentive fee referenced in the table above is based on actual amounts of the income component of the incentive fee incurred during the three months ended December 31, 2016, annualized for a full year. We have structured the calculation of the incentive fee to include a fee limitation such that no incentive fee will be paid to GC Advisors for any quarter if, after such payment, the cumulative incentive fees paid to GC Advisors since the effective date of our election to become a business development company would be greater than 20.0% of our Cumulative Pre-Incentive Fee Net Income (as defined below).

We accomplish this limitation by subjecting each quarterly incentive fee payable under the Income and Capital Gain Incentive Fee Calculation (as defined below) to a cap, or the Incentive Fee Cap. The Incentive Fee Cap in any quarter is equal to the difference between (a) 20.0% of Cumulative Pre-Incentive Fee Net Income and (b) cumulative incentive fees of any kind paid to GC Advisors by Golub Capital BDC since April 13, 2010, the effective date of our election to become a business development company. To the extent the Incentive Fee Cap is zero or a negative value in any quarter, no incentive fee would be payable in that quarter. “Cumulative Pre-Incentive Fee Net Income” is equal to the sum of (a) Pre-Incentive Fee Net Investment Income (as defined below) for each period since April 13, 2010 and (b) cumulative aggregate realized capital gains, cumulative aggregate realized capital losses, cumulative aggregate unrealized capital depreciation and cumulative aggregate unrealized capital appreciation since April 13, 2010.

“Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies, but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the calendar quarter (including the base management fee, taxes, any expenses payable under the Investment Advisory Agreement and an administration agreement, or the Administration Agreement, with the Administrator, any expenses of securitizations and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with payment-in-kind, or PIK, interest, preferred stock with PIK dividends and zero coupon securities, accrued income that we have not yet received in cash.

The income and capital gain incentive fee calculation, or the Income and Capital Gain Incentive Fee Calculation, has two parts. The income component is calculated quarterly in arrears based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter.

Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the income component, it is possible that an incentive fee may be calculated under this formula with respect to a period in which we have incurred a loss. For example, if we receive Pre-Incentive Fee Net Investment Income in excess of the hurdle rate (as defined below) for a calendar quarter, the income component will result in a positive value and an incentive fee will be paid unless the payment of such incentive fee would cause us to pay incentive fees on a cumulative basis that exceed 20.0% of our Cumulative Pre-Incentive Fee Net Income. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2.0% quarterly. If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our Pre-Incentive Fee Net Investment Income and make it easier for GC Advisors to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. Our Pre-Incentive Fee Net Investment Income used to calculate this part of the incentive fee is also included in the amount of our total assets (excluding cash and cash equivalents but including assets purchased with borrowed funds and securitization-related assets and cash collateral on deposit with custodian) used to calculate the 1.375% base management fee.

We calculate the income component of the Income and Capital Gain Incentive Fee Calculation with respect to our Pre-Incentive Fee Net Investment Income quarterly, in arrears, as follows:

•	zero in any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate;
•	100.0% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than 2.5%) as the “catch-up” provision. The catch-up is meant to provide GC Advisors with 20.0% of the Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply if this net investment income exceeds 2.5% in any calendar quarter; and
•	20.0% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any calendar quarter.

The sum of these calculations yields the income incentive fee, or the Income Incentive Fee. This amount is appropriately adjusted for any share issuances or repurchases during the quarter.

The second part of the Income and Capital Gain Incentive Fee Calculation, or the Capital Gain Incentive Fee, equals (a) 20.0% of our Capital Gain Incentive Fee Base (as defined below), if any, calculated in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing with the calendar year ending December 31, 2010, less (b) the aggregate amount of any previously paid Capital Gain Incentive Fees. Our “Capital Gain Incentive Fee Base” equals (1) the sum of (i) our realized capital gains, if any, on a cumulative positive basis from April 13, 2010 through the end of each calendar year, (ii) all realized capital losses on a cumulative basis and (iii) all unrealized capital depreciation on a cumulative basis less (2) all unamortized deferred financing costs, if and to the extent such costs exceed all unrealized capital appreciation on a cumulative basis.

•	The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

•	The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.
•	The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gain Incentive Fee calculation date and (b) the accreted or amortized cost basis of such investment.

As described above, the incentive fee will not be paid at any time where after such payment the cumulative incentive fees paid to date would be greater than 20.0% of the Cumulative Pre-Incentive Net Income since April 13, 2010. In accordance with U.S. generally accepted accounting principles, or GAAP, we will accrue a capital gain incentive fee on a quarterly basis as if aggregate unrealized capital appreciation on investments were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. We will accrue a capital gain incentive fee under GAAP if the Capital Gain Incentive Fee Base, adjusted as required by GAAP to include unrealized appreciation, is positive. The Capital Gain Incentive Fee is calculated on a cumulative basis from the date we elected to become a business development company through the end of each calendar year. Since inception through December 31, 2016, we have not made any Capital Gain Incentive Fee payments. For the three months ended December 31, 2016 and the year ended September 30, 2016, we accrued a capital gain incentive fee under GAAP of $0.5 million and $1.2 million, respectively. For a more detailed discussion of the calculation of the incentive fee, see “Management Agreements — Investment Advisory Agreement —  Management Fee” in the accompanying prospectus.

(6)	Interest payments on borrowed funds represents our annualized interest expense as of December 31, 2016 and includes interest payable on the notes issued by each of the Securitization Issuers. For the three months ended December 31, 2016, the effective annualized average interest rate on our total debt outstanding, which includes all interest and amortization of debt issuance costs on the Debt Securitizations but excludes secured borrowings, was 3.4%. Debt issuance costs represent fees and other direct incremental costs incurred in connection with the Debt Securitizations. These fees include a structuring and placement fee paid to Wells Fargo Securities, LLC for its services in connection with the initial structuring and the first amendment of the 2010 Debt Securitization and the initial structuring of the 2014 Debt Securitization of $1.74 million, $0.75 million and $1.81 million, respectively, certain fees in an aggregate amount of $0.10 million paid to J.P. Morgan Securities Inc. in connection with subsequent amendments and legal fees, accounting fees, rating agency fees and all other costs associated with each of the Debt Securitizations. We do not currently anticipate issuing debt securities or preferred stock in the next 12 months.
(7)	Includes our overhead expenses, including payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by the Administrator, and any acquired fund fees and expenses that are not required to be disclosed separately. See “Management Agreements — Administration Agreement” in the accompanying prospectus. “Other expenses” also includes the ongoing administrative expenses to the trustee, collateral manager, independent accountants, legal counsel, rating agencies and independent managers in connection with developing and maintaining reports and providing required services in connection with the administration of each of the Debt Securitizations. “Other expenses” are based on actual amounts incurred during the three months ended December 31, 2016, annualized for a full year. The administrative expenses of each of the Securitization Issuers are paid on each payment date in two parts: (1) a component that is paid in a priority to other amounts distributed by the 2010 Issuer or the 2014 Issuer, as applicable, subject to a cap equal to the sum of 0.04% per annum of the adjusted principal balance of the portfolio loans and other assets held by the 2010 Issuer or the 2014 Issuer, as applicable, on the last day of the collection period relating to such payment date, plus $150,000 per annum, and (2) a component that is paid in a subordinated position relative to other amounts distributed by the 2010 Issuer or the 2014 Issuer, as applicable, equal to any amounts that exceed the aforementioned administrative expense cap.

(8)	Our stockholders indirectly bear the expenses of our investment in SLF, including the interest expense paid by SLF on the SLF Credit Facility. No management fee is charged by the Administrator in connection with the administrative services it provides to SLF. However, SLF does reimburse the Administrator for its costs related to providing accounting, bookkeeping, treasury, loan operations, reporting and administrative services for SLF. Future expenses for SLF may be substantially higher or lower because certain expenses may fluctuate over time.
(9)	All of our expenses, including all expenses of each of the Debt Securitizations, are disclosed in the appropriate line items under “Annual Expenses (as a percentage of net assets attributable to common stock).” “Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and after taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been funded with borrowed monies. The reason for presenting expenses as a percentage of net assets attributable to common stockholders is that our common stockholders bear all of our fees and expenses.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown. These amounts assume (1) a 3.04% sales load (underwriting discounts and commissions), (2) offering expenses totaling 0.66% and (3) total net annual expenses of 7.39% of net assets attributable to common shares as set forth in the table above (other than performance-based incentive fees). Transaction expenses are not included in the following example. For purposes of this table, we have assumed leverage of $890.0 million, which was our actual leverage as of December 31, 2016.

You would pay the following expenses on a $1,000 investment	1 year	3 years	5 years	10 years
Assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$108	$245	$376	$677
Assuming a 5% annual return (assumes return entirely from net realized capital gains and thus subject to the capital gain incentive fee)	$118	$271	$415	$732

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above, is not included in the example. Under our Investment Advisory Agreement, no incentive fee would be payable if we have a 5% annual return. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. The example assumes that all dividends and other distributions are reinvested at net asset value. Under certain circumstances, reinvestment of dividends and other distributions under our dividend reinvestment plan may occur at a price per share that differs from net asset value. See “Dividend Reinvestment Plan” in the accompanying prospectus for more information.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus supplement and the accompanying prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the effect of investments that we expect to make and the competition for those investments;
•	our contractual arrangements and relationships with third parties;
•	actual and potential conflicts of interest with GC Advisors and other affiliates of Golub Capital;
•	the dependence of our future success on the general economy and its effect on the industries in which we invest;
•	the ability of our portfolio companies to achieve their objectives;
•	the use of borrowed money to finance a portion of our investments;
•	the adequacy of our financing sources and working capital;
•	the timing of cash flows, if any, from the operations of our portfolio companies;
•	general economic and political trends and other external factors;
•	the ability of GC Advisors to locate suitable investments for us and to monitor and administer our investments;
•	the ability of GC Advisors or its affiliates to attract and retain highly talented professionals;
•	our ability to qualify and maintain our qualification as a RIC and as a business development company;
•	general price and volume fluctuations in the stock markets;
•	the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations issued thereunder; and
•	the effect of changes to tax legislation and our tax position.

Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth as “Risk Factors” in the accompanying prospectus and elsewhere in this prospectus supplement and the accompanying prospectus.

We have based the forward-looking statements included in this prospectus supplement on information available to us on the date of this prospectus supplement. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. You are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including annual reports on Form 10-K, registration statements on Form N-2, quarterly reports on Form 10-Q and current reports on Form 8-K. This prospectus supplement and the accompanying prospectus contain statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data.

You should understand that, under Section 27A(b)(2)(B) of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in connection with any offering of securities pursuant to this prospectus supplement, the accompanying prospectus or in periodic reports we file under the Exchange Act.

USE OF PROCEEDS

We estimate that net proceeds we will receive from the sale of 1,750,000 shares of our common stock in this offering will be approximately $32.7 million (or approximately $37.6 million if the underwriter fully exercises its option), in each case based on a public offering price of $19.40 per share, which was the last reported closing price of our common stock on March 17, 2017, after deducting the underwriting discounts and commissions payable by us and estimated offering expenses of approximately $225,000 payable by us. The amount of net proceeds may be more or less than the amount described in this preliminary prospectus supplement depending on the public offering price of the common stock and the actual number of shares of common stock we sell in the offering, both of which will be determined at pricing.

We intend to use the net proceeds from the sale of our common stock to invest in portfolio companies in accordance with our investment objective and strategies and for general corporate purposes. We expect that our new investments will consist primarily of senior secured and one stop loans. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses relating to potential new investments, from the net proceeds of this offering. A portion of the net proceeds may be utilized to capitalize SLF. A portion of the net proceeds may also be used to capitalize SBIC VI, our SBIC subsidiary, following which we expect SBIC VI to issue debentures guaranteed by the SBA and make investments in accordance with our investment strategy. We may also use a portion of the net proceeds from this offering to repay amounts outstanding under our Credit Facility, which bore an annual interest rate of 3.02% (i.e., one-month LIBOR plus 2.25% per annum) on the outstanding balance of $155.5 million as of December 31, 2016 and matures on July 30, 2020.

Until appropriate investment opportunities can be found, we may also invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from this offering, pending full investment, are held in lower yielding interest-bearing deposits or other short-term instruments. See “Regulation — Temporary Investments” in the accompanying prospectus for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

CAPITALIZATION

The following table sets forth:

•	our actual capitalization as of December 31, 2016; and
•	our pro forma capitalization to give effect to the sale of 1,750,000 shares of common stock in this offering based on the last reported closing price of $19.40 per share on March 17, 2017, after deducting the underwriting discounts and commissions and estimated offering expenses of approximately $225,000 payable by us.

	As of December 31, 2016
	Actual	Pro Forma
	(dollars in thousands)
Assets:
Cash, restricted cash and cash equivalents	$71,725	$104,418
Investments, at fair value	1,696,302	1,696,302
Other assets	6,059	6,059
Total assets	1,774,086	1,806,779
Liabilities:
Debt	889,500	889,500
Less unamortized debt issuance costs	5,257	5,257
Debt less unamortized debt issuance cost	884,243	884,243
Secured borrowings	462	462
Other liabilities	19,811	19,811
Total liabilities	904,516	904,516
Net assets:
Common stock, par value $0.001 per share; 100,000,000 shares authorized, 55,237,037 shares issued and outstanding; 56,987,037 shares issued and outstanding, pro forma	55	57
Paid in capital in excess of par	859,143	891,834
Undistributed net investment income	5,520	5,520
Net unrealized appreciation (depreciation) on investments and secured borrowings	14,228	14,228
Net realized gain (loss) on investments	(9,376)	(9,376)
Total net assets	869,570	902,263
Net asset value per common share	$15.74	$15.83

SELECTED CONSOLIDATED FINANCIAL DATA

The following selected consolidated financial data of Golub Capital BDC as of and for the year ended September 30, 2016 are derived from the consolidated financial statements that have been audited by Ernst & Young LLP, an independent registered public accounting firm. The following selected consolidated financial data of Golub Capital BDC as of and for the years ended September 30, 2015, 2014, 2013 and 2012 are derived from the consolidated financial statements that have been audited by RSM US LLP, an independent registered public accounting firm. The consolidated financial statements for the three-month periods ended December 31, 2016 and 2015 are unaudited. However, in our opinion, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation have been made. Interim results may be subject to significant quarterly variations and may not be indicative of the results of operations to be expected for a full fiscal year. The financial data should be read in conjunction with our consolidated financial statements and related notes thereto and with “Interim Management’s Discussion and Analysis of Financial Condition, Results of Operations and Cash Flows” included elsewhere in this prospectus supplement and “Management’s Discussion and Analysis of Financial Condition, Results of Operations and Cash Flows” included in the accompanying prospectus.

	As of and for the three months ended				As of and for the years ended
	December 31, 2016		December 31, 2015		September 30, 2016		September 30, 2015	September 30, 2014	September 30, 2013	September 30, 2012
	(In thousands, except per share data)
Statement of Operations Data:
Total investment income	$33,849		$30,500		$127,871		$119,968	$109,526	$83,774	$57,859
Base management fee	5,837		5,314		22,020		20,330	17,053	11,749	8,495
Incentive fee	2,091		1,771		7,266		10,226	10,128	9,844	6,228
Interest and other debt financing expenses	7,606		6,731		27,724		24,510	20,227	12,427	10,781
All other expenses	1,352		1,383		5,881		5,905	5,583	5,359	4,479
Net investment income	16,953	(1)	14,999	(1)	64,980	(1)	58,997	56,535	44,395	27,876
Net realized gain (loss) on investments and derivative instruments	907		4,978		6,254		9,354	5,384	(1,363)	(3,372)
Net change in unrealized appreciation (depreciation) on investments, derivative instruments and secured borrowings	1,124		662		(2,030)		2,440	3,469	3,488	7,256
Net increase/(decrease) in net assets resulting from operations	18,984		20,639		69,204		70,791	65,388	46,520	31,760
Per share data:
Net asset value	$15.74		$15.89		$15.96		$15.80	$15.55	$15.21	$14.60
Net investment income	0.31	(1)	0.29	(1)	1.25	(1)	1.20	1.26	1.29	1.15
Net realized gain (loss) on investments and derivative instruments	0.01		0.10		0.12		0.19	0.11	(0.04)	(0.14)
Net change in unrealized appreciation (depreciation) on investments, derivative instruments and secured borrowings	0.02		0.01		(0.04)		0.05	0.07	0.10	0.30
Net increase/(decrease) in net assets resulting from operations	0.34		0.40		1.33		1.44	1.44	1.35	1.31
Per share distributions declared	0.57		0.32		1.28		1.28	1.28	1.28	1.28
From net investment income	0.55		0.08		1.04		1.18	1.28	1.15	1.24
From capital gains	0.02		0.24		0.24		0.10	—	—	—
From return of capital	—		—		—		—	—	0.13	0.04
Dollar amount of distributions declared	31,384		16,416		66,879		62,969	57,823	45,394	31,556
From net investment income	30,265		3,998		54,461		58,152	57,823	40,605	30,484
From capital gains	1,119		12,418		12,418		4,817	—	—	—
From return of capital	—		—		—		—	—	4,789	1,072

	As of and for the three months ended		As of and for the years ended
	December 31, 2016	December 31, 2015	September 30, 2016	September 30, 2015		September 30, 2014		September 30, 2013		September 30, 2012
	(In thousands, except per share data)
Balance Sheet data at period end:
Investments, at fair value	$1,696,302	$1,528,462	$1,660,612	$1,529,784		$1,347,612		$1,024,645		$672,910
Cash, restricted cash and cash equivalents	71,725	101,070	89,540	97,484		79,943		54,717		50,927
Other assets	6,059	11,315	6,357	6,158	(2)	6,318	(2)	4,552	(2)	4,361	(2)
Total assets	1,774,086	1,640,847	1,756,509	1,633,426	(2)	1,433,873	(2)	1,083,914	(2)	728,198	(2)
Total debt	889,962	809,396	865,175	813,605		697,539		420,909		352,300
Total liabilities	904,516	824,487	877,684	822,556	(2)	701,134	(2)	425,678	(2)	353,069	(2)
Total net assets	869,570	816,360	878,825	810,870		732,739		658,236		375,129
Other data:
Weighted average yield on income producing investments at fair value(3)	7.7%	7.6%	7.6%	7.8%		8.3%		9.1%		9.3%
Number of portfolio companies at period end	182	169	183	164		145		135		121

(1)	Net investment income for the three months ended December 31, 2016 and 2015 and the year ended September 30, 2016 is shown after net expenses of and $10,000, $302,000 and $333,000, respectively, for U.S. federal excise tax.
(2)	On October 1, 2015, we adopted Accounting Standards Update 2015-03 — Interest — Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs, or ASU 2015-03, which requires that debt issuance costs related to a recognized debt liability be presented on the balance sheet as a direct deduction from the carrying amount of the debt liability rather than as an asset. Adoption of ASU 2015-03 requires the changes to be applied retrospectively.
(3)	Weighted average yield on income producing investments is computed by dividing (a) income from interest, including subordinated notes in SLF, and fees excluding amortization of capitalized fees and discounts on accruing loans and debt securities by (b) total income producing investments at fair value. The weighted average yield on income producing investments is annualized for periods less than one year.

INTERIM MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION, RESULTS OF OPERATIONS AND CASH FLOWS

The following discussion and analysis of our financial condition, results of operations and cash flows should be read in conjunction with “Selected Consolidated Financial Data” and the financial statements and the related notes thereto appearing elsewhere in this prospectus supplement and the accompanying prospectus. The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” in the accompanying prospectus and “Special Note Regarding Forward-Looking Statements” in this prospectus supplement for a discussion of the uncertainties, risks and assumptions associated with these statements.

Overview

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act. In addition, for U.S. federal income tax purposes, we have elected to be treated as a RIC under Subchapter M of the Code. As a business development company and a RIC, we are also subject to certain constraints, including limitations imposed by the 1940 Act and the Code.

Our shares are currently listed on The NASDAQ Global Select Market under the symbol “GBDC”.

Our investment objective is to generate current income and capital appreciation by investing primarily in senior secured and one stop loans of U.S. middle-market companies. We may also selectively invest in second lien and subordinated loans of, and warrants and minority equity securities in U.S. middle-market companies. We intend to achieve our investment objective by (1) accessing the established loan origination channels developed by Golub Capital, a leading lender to U.S. middle-market companies with over $20.0 billion in capital under management as of December 31, 2016, (2) selecting investments within our core middle-market company focus, (3) partnering with experienced private equity firms, or sponsors, in many cases with whom Golub Capital has invested alongside in the past, (4) implementing the disciplined underwriting standards of Golub Capital and (5) drawing upon the aggregate experience and resources of Golub Capital.

Our investment activities are managed by GC Advisors and supervised by our board of directors of which a majority of the members are independent of us, GC Advisors and its affiliates.

Under the Investment Advisory Agreement, which was most recently reapproved by our board of directors in May 2016, we have agreed to pay GC Advisors an annual base management fee based on our average adjusted gross assets as well as an incentive fee based on our investment performance. Under the Administration Agreement, we are provided with certain administrative services by the Administrator, which is currently Golub Capital LLC.

Under the Administration Agreement, we have agreed to reimburse the Administrator for our allocable portion (subject to the review and approval of our independent directors) of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement.

We seek to create a portfolio that includes primarily senior secured and one stop loans by primarily investing approximately $5.0 million to $30.0 million of capital, on average, in the securities of U.S. middle-market companies. We may also selectively invest more than $30.0 million in some of our portfolio companies and generally expect that the size of our individual investments will vary proportionately with the size of our capital base.

We generally invest in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. These securities, which may be referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In addition, many of our debt investments have floating interest rates that reset on a periodic basis and typically do not fully pay down principal prior to maturity, which may increase our risk of losing part or all of our investment.

As of December 31, 2016 and September 30, 2016, our portfolio at fair value was comprised of the following:

	As of December 31, 2016		As of September 30, 2016
Investment Type	Investments at Fair Value (In thousands)	Percentage of Total Investments	Investments at Fair Value (In thousands)	Percentage of Total Investments
Senior secured	$169,817	10.0%	$162,849	9.8%
One stop	1,337,069	78.8	1,304,467	78.5
Second lien	18,981	1.1	27,909	1.7
Subordinated debt	1,411	0.1	1,427	0.1
Subordinated notes in SLF(1)(2)	—	—	77,301	4.7
LLC equity interests in SLF(2)	108,779	6.4	26,927	1.6
Equity	60,245	3.6	59,732	3.6
Total	$1,696,302	100.0%	$1,660,612	100.0%

(1)	On December 30, 2016, SLF issued a capital call in an aggregate amount of $89.9 million the proceeds of which were used to redeem in full the outstanding balance on the subordinated notes previously issued by SLF and terminate all remaining subordinated note commitments.
(2)	Proceeds from the subordinated notes and LLC equity interests invested in SLF were utilized by SLF to invest in senior secured loans.

One stop loans include loans to technology companies undergoing strong growth due to new services, increased adoption and/or entry into new markets. We refer to loans to these companies as late stage lending loans. Other targeted characteristics of late stage lending businesses include strong customer revenue retention rates, a diversified customer base and backing from growth equity or venture capital firms. In some cases, the borrower’s high revenue growth is supported by a high level of discretionary spending. As part of the underwriting of such loans and consistent with industry practice, we may adjust our characterization of the earnings of such borrowers for a reduction or elimination of such discretionary expenses, if appropriate. As of December 31, 2016 and September 30, 2016, one stop loans included $129.9 million and $128.4 million, respectively, of late stage lending loans at fair value.

As of December 31, 2016 and September 30, 2016, we had debt and equity investments in 182 and 183 portfolio companies, respectively, and an investment in SLF.

The weighted average annualized income yield and weighted average annualized investment income yield of our income producing debt investments, which represented nearly 100% of our debt investments, for the three months ended December 31, 2016 and 2015 was as follows:

	For the three months ended December 31,
	2016	2015
Weighted average annualized income yield(1)	7.7%	7.6%
Weighted average annualized investment income yield(2)	8.1%	8.2%

(1)	Represents income from interest, including subordinated notes in SLF, and fees excluding amortization of capitalized fees and discounts divided by the average fair value of earning debt investments, and does not represent a return to any investor in us.
(2)	Represents income from interest, including subordinated notes in SLF, fees and amortization of capitalized fees and discounts divided by the average fair value of earning debt investments, and does not represent a return to any investor in us.

The total return, based on the change in the quoted market price of our stock and assuming distributions were reinvested in accordance with the dividend reinvestment plan for the three months ended December 31, 2016 and 2015, was 2.2% and 6.2%, respectively. The total return does not include sales load.

Revenues:  We generate revenue in the form of interest and fee income on debt investments and capital gains and distributions, if any, on portfolio company investments that we originate or acquire. Our debt investments, whether in the form of senior secured, one stop, second lien or subordinated loans, typically have a term of three to seven years and bear interest at a fixed or floating rate. In some instances, we receive payments on our debt investments based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our debt investments prior to their scheduled maturity date. The frequency or volume of these repayments fluctuates significantly from period to period. Our portfolio activity also reflects the proceeds of sales of securities. In some cases, our investments provide for deferred interest payments or PIK interest. The principal amount of loans and any accrued but unpaid interest generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, amendment, structuring or due diligence fees, fees for providing managerial assistance and consulting fees. Loan origination fees, original issue discount and market discount or premium are capitalized, and we accrete or amortize such amounts as interest income. We record prepayment premiums on loans as fee income. For additional details on revenues, see “— Critical Accounting Policies — Revenue Recognition”.

We recognize realized gains or losses on investments based on the difference between the net proceeds from the disposition and the cost basis of the investment or derivative instrument, without regard to unrealized gains or losses previously recognized. We record current period changes in fair value of investments and derivative instruments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

Expenses:  Our primary operating expenses include the payment of fees to GC Advisors under the Investment Advisory Agreement and interest expense on our outstanding debt. We bear all other out-of-pocket costs and expenses of our operations and transactions, including:

•	calculating our net asset value, or NAV (including the cost and expenses of any independent valuation firm);
•	fees and expenses incurred by GC Advisors payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in monitoring our investments and performing due diligence on our prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments, which fees and expenses may include, among other items, due diligence reports, appraisal reports, any studies that may be commissioned by GC Advisors and travel and lodging expenses;
•	expenses related to unsuccessful portfolio acquisition efforts;
•	offerings of our common stock and other securities;
•	administration fees and expenses, if any, payable under the Administration Agreement (including payments based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our chief compliance officer, chief financial officer and their respective staffs);
•	fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments in portfolio companies, including costs associated with meeting financial sponsors;
•	transfer agent, dividend agent and custodial fees and expenses;
•	U.S. federal and state registration and franchise fees;
•	all costs of registration and listing our shares on any securities exchange;
•	U.S. federal, state and local taxes;
•	independent directors’ fees and expenses;
•	costs of preparing and filing reports or other documents required by the SEC or other regulators;
•	costs of any reports, proxy statements or other notices to stockholders, including printing costs;

•	costs associated with individual or group stockholders;
•	costs associated with compliance under the Sarbanes-Oxley Act;
•	our allocable portion of any fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;
•	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;
•	proxy voting expenses; and
•	all other expenses incurred by us or the Administrator in connection with administering our business.

We expect our general and administrative expenses to be relatively stable or decline as a percentage of total assets during periods of asset growth and to increase during periods of asset declines.

GC Advisors, as collateral manager for the 2010 Issuer under the 2010 Collateral Management Agreement, is entitled to receive an annual fee in an amount equal to 0.35% of the principal balance of the portfolio loans held by the 2010 Issuer at the beginning of the collection period relating to each payment date, which is payable in arrears on each payment date. Under the 2010 Collateral Management Agreement, the term “collection period” refers to a quarterly period running from the day after the end of the prior collection period to the fifth business day of the calendar month in which a payment date occurs.

GC Advisors, as collateral manager for the 2014 Issuer under the 2014 Collateral Management Agreement, is entitled to receive an annual fee in an amount equal to 0.25% of the principal balance of the portfolio loans held by the 2014 Issuer at the beginning of the collection period relating to each payment date, which is payable in arrears on each payment date. Under the 2014 Collateral Management Agreement, the term “collection period” refers to a quarterly period running from the day after the end of the prior collection period to the tenth business day prior to the payment date.

Collateral management fees are paid directly by the Securitization Issuers to GC Advisors and offset against the management fees payable under the Investment Advisory Agreement. In addition, the Securitization Issuers paid Wells Fargo Securities, LLC structuring and placement fees for its services in connection with the initial structuring and subsequent amendments of the 2010 Debt Securitization and the initial structuring of the 2014 Debt Securitization. The Securitization Issuers also agreed to pay ongoing administrative expenses to the trustee, collateral manager, independent accountants, legal counsel, rating agencies and independent managers in connection with developing and maintaining reports, and providing required services in connection with the administration of the Debt Securitizations, as applicable.

We believe that these administrative expenses approximate the amount of ongoing fees and expenses that we would be required to pay in connection with a traditional secured credit facility. Our common stockholders indirectly bear all of these expenses.

Recent Developments

On January 12, 2017, SBIC VI received approval for a license from the SBA to operate as a SBIC. This is the third SBIC license granted to us through our SBIC subsidiaries and allows SBIC VI to obtain up to $50.0 million of leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and customary procedures.

On February 7, 2017, our board of directors declared a quarterly distribution of $0.32 per share payable on March 30, 2017 to holders of record as of March 7, 2017. Shares purchased in this offering will not be entitled to this distribution.

On February 27, 2017, we and GC Advisors and certain other funds and accounts sponsored or managed by GC Advisors and its affiliates received exemptive relief from the SEC to permit greater flexibility to negotiate the terms of co-investments. See “Prospectus Supplement Summary — Conflicts of Interest.”

Consolidated Results of Operations

Consolidated operating results for the three months ended December 31, 2016 and 2015 are as follows:

	For the three months ended December 31,		Variances
	2016	2015	2016 vs. 2015
	(In thousands)
Interest income	$29,251	$25,676	$3,575
Income from accretion of discounts and origination fees	1,807	1,891	(84)
Interest income from subordinated notes of SLF	1,639	1,626	13
Dividend income	898	1,007	(109)
Fee income	254	300	(46)
Total investment income	33,849	30,500	3,349
Total expenses	16,886	15,199	1,687
Net investment income – before excise tax	16,963	15,301	1,662
Excise tax	10	302	(292)
Net investment income – after excise tax	16,953	14,999	1,954
Net realized gain (loss) on investments	907	4,978	(4,071)
Net change in unrealized appreciation (depreciation) on investments, and secured borrowings	1,124	662	462
Net increase in net assets resulting from operations	$18,984	$20,639	$(1,655)
Average earning portfolio company investments, at fair value	$1,606,695	$1,438,097	$168,598
Average debt outstanding(1)	$881,880	$805,789	$76,091

(1)	For the three months ended December 31, 2016 and 2015, we have excluded $0.5 million and $0.4 million, respectively, of secured borrowings, at fair value, which were the result of participations and partial loan sales that did not meet the definition of a “participating interest”, as defined in the guidance to Accounting Standards Codification, or ASC, Topic 860 — Transfers and Servicing, or ASC Topic 860.

Net income can vary substantially from period to period for various reasons, including the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, quarterly comparisons of net income may not be meaningful.

Investment Income

Investment income increased from the three months ended December 31, 2015 to the three months ended December 31, 2016 by $3.3 million primarily as a result of an increase in average earning investment balance, which is the annual average balance of accruing loans in our investment portfolio, of $168.6 million.

The annualized income yield by security type for the three months ended December 31, 2016 and 2015 was as follows:

	For the three months ended December 31,
	2016	2015
Senior secured	6.3%	6.2%
One stop	7.8%	7.7%
Second lien	10.7%	9.6%
Subordinated debt	6.7%	5.1%
Subordinated notes in SLF(1)	8.5%	8.2%

(1)	SLF’s proceeds from the subordinated notes were utilized by SLF to invest in senior secured loans.

Annualized income yields on one stop and senior secured loans remained relatively stable for the three months ended December 31, 2016 compared to the three months ended December 31, 2015. Due to the limited number of second lien and subordinated debt investments, quarterly income yields on second lien and subordinated debt investments can be significantly impacted by the addition, subtraction or refinancing of one investment. The increase in the annualized income yield on second lien investments was driven by a contractual rate change on one investment representing 50% of the $19.0 million, at fair value, of second lien investments held at December 31, 2016. As of December 31, 2016, we have two second lien investments and two subordinated debt investments as shown in our consolidated financial statements beginning on page SF-2 of this prospectus supplement.

For additional details on investment yields and asset mix, refer to the “— Liquidity and Capital Resources — Portfolio Composition, Investment Activity and Yield” section below.

Expenses

The following table summarizes our expenses:

	For the three months ended December 31,		Variances
	2016	2015	2016 vs. 2015
	(In thousands)
Interest and other debt financing expenses	$6,757	$5,482	$1,275
Amortization of debt issuance costs	849	1,249	(400)
Base management fee	5,837	5,314	523
Income Incentive Fee	1,611	407	1,204
Capital gain incentive fee accrued under GAAP	480	1,364	(884)
Professional fees	580	731	(151)
Administrative service fee	601	503	98
General and administrative expenses	171	149	22
Total expenses	$16,886	$15,199	$1,687

Interest and other debt financing expenses increased by $1.3 million from the three months ended December 31, 2015 to the three months ended December 31, 2016 primarily due to an increase in the weighted average of outstanding borrowings from $805.8 million for the three months ended December 31, 2015 to $881.9 million for the three months ended December 31, 2016 and an increase in the average LIBOR, which is the index that determines the interest rate on our floating rate liabilities. The increase in our debt was primarily driven by an increase in our use of debt under our SBA debentures through our SBICs, which had outstanding balances of $283.0 million as of December 31, 2016 and $225.0 million as of December 31, 2015, as well as under the Credit Facility, which increased to an outstanding balance of $155.5 million as of December 31, 2016 from an outstanding balance of $123.1 million as of December 31, 2015. The effective annualized average interest rate on our outstanding debt increased slightly to 3.4% for the three months ended December 31, 2016 from 3.3% for the three months ended December 31, 2015 primarily due to the increase in LIBOR.

The base management fee increased as a result of a sequential increase in average assets from December 31, 2015 to December 31, 2016. The administrative service fee increased from the three months ended December 31, 2015 to the three months ended December 31, 2016 due to an increase in costs associated with servicing a growing investment portfolio.

The incentive fee payable under the Investment Advisory Agreement consists of two parts: (1) the Income Incentive Fee and (2) the Capital Gain Incentive Fee. The Income Incentive Fee increased by $1.2 million from the three months ended December 31, 2015 to the three months ended December 31, 2016 primarily as a result of the $168.6 million increase in our average earning investment balance that resulted in an increase in our Pre-Incentive Fee Net Investment Income. For the three months ended December 31, 2016, while still not fully through the catch-up provision of the Income Incentive Fee calculation, the Income Incentive Fee as a percentage of Pre-Incentive Fee Net Investment Income increased to 8.5% compared to 2.4% for the three months ended December 31, 2015.

The Capital Gain Incentive Fee payable as calculated under the Investment Advisory Agreement for each of the three months ended December 31, 2016 and 2015 was $0. However, in accordance with GAAP, we are required to include the aggregate unrealized capital appreciation on investments in the calculation and accrue a capital gain incentive fee as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement.

The accrual for capital gain incentive fee under GAAP was $0.5 million, or $0.01 per share, and $1.4 million, or $0.03 per share, for the three months ended December 31, 2016 and 2015, respectively. The decrease in the accrual for capital gain incentive fee under GAAP for the three months ended December 31, 2016 from the three months ended December 31, 2015 was primarily the result of reduced net realized gains and unrealized appreciation of debt and equity investments that totaled $5.6 million for the three months ended December 31, 2015 compared to $2.0 million for the three months ended December 31, 2016.

For additional details on the liquidation of equity investments, refer to the “— Net Realized and Unrealized Gains and Losses” section below.

The Administrator pays for certain expenses incurred by us. These expenses are subsequently reimbursed in cash. Total expenses reimbursed by us to the Administrator for the three months ended December 31, 2016 and 2015 were $0.6 million and $0.6 million, respectively.

As of December 31, 2016 and September 30, 2016, included in accounts payable and accrued expenses were $0.7 million and $0.6 million, respectively, for accrued expenses paid on behalf of us by the Administrator.

Excise Tax Expense

We have elected to be treated as a RIC under Subchapter M of the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to be subject to tax as a RIC, we are required to meet certain source of income and asset diversification requirements, as well as timely distribute to our stockholders at least 90% of investment company taxable income, as defined by the Code, and determined without regard to any deduction for dividends paid for each tax year. We have made and intend to continue to make the requisite distributions to our stockholders that will generally relieve us from U.S. federal income taxes.

Depending on the level of taxable income earned in a tax year, we may choose to retain taxable income in excess of current year distributions into the next tax year in an amount less than what would trigger payments of federal income tax under Subchapter M of the Code. We may then be required to pay a 4% excise tax on such income. To the extent that we determine that our estimated current year annual taxable income may exceed estimated current year distributions, we accrue excise tax, if any, on estimated excess taxable income as taxable income is earned. For the three months ended December 31, 2016 and 2015, we recorded a net expense of $10,000 and $302,000, respectively, for U.S. federal excise tax.

Net Realized and Unrealized Gains and Losses

The following table summarizes our net realized and unrealized gains (losses) for the periods presented:

	For the three months ended December 31,		Variances
	2016	2015	2016 vs. 2015
	(In thousands)
Net realized gain (loss) on investments	$907	$4,978	$(4,071)
Net realized gain (loss)	907	4,978	(4,071)
Unrealized appreciation on investments	9,236	16,839	(7,603)
Unrealized (depreciation) on investments	(7,614)	(13,665)	6,051
Unrealized (depreciation) on investments in SLF(1)	(498)	(2,512)	2,014
Net change in unrealized appreciation (depreciation) on investments, investments in SLF, and secured borrowings	$1,124	$662	$462

(1)	Unrealized (depreciation) on investments in SLF includes our investment in LLC equity interests in SLF.

For the three months ended December 31, 2016, we had a net realized gain of $0.9 million primarily due to the net realized gains on the sale of portfolio company investments to SLF and the sale of two equity investments.

For the three months ended December 31, 2016, we had $9.2 million in unrealized appreciation on 110 portfolio company investments, which was partially offset by $7.6 million in unrealized depreciation on 144 portfolio company investments. Unrealized appreciation during the three months ended December 31, 2016 resulted from an increase in fair value primarily due to the rise in market prices of portfolio company investments. Unrealized depreciation primarily resulted from the amortization of discounts, negative credit related adjustments that caused a reduction in fair value and the reversal of the net unrealized appreciation associated with the sales of portfolio company investments during the three months ended December 31, 2016.

For the three months ended December 31, 2016, we had $0.5 million in unrealized depreciation on our investment in SLF LLC equity interests, which was primarily driven by SLF’s one non-accrual portfolio company investment.

For the three months ended December 31, 2015, we had a net realized gain of $5.0 million primarily due to the sale of, or capital gain distributions received from, three equity investments that were partially offset by the realized loss on the write off of one non-accrual portfolio company investment.

For the three months ended December 31, 2015, we had $16.8 million in unrealized appreciation on 102 portfolio company investments, which was offset by $13.7 million in unrealized depreciation on 131 portfolio company investments. Unrealized appreciation during the three months ended December 31, 2015 resulted from an increase in fair value primarily due to the rise in market prices of portfolio company investments and a reversal of prior period unrealized depreciation associated with the portfolio company investment write-off. Unrealized depreciation primarily resulted from the amortization of discounts, negative credit related adjustments that caused a reduction in fair value and the reversal of the net unrealized appreciation associated with the sales of portfolio company investments during the three months ended December 31, 2015.

For the three months ended December 31, 2015, we had $2.5 million in unrealized depreciation on our investment in SLF LLC equity interests. The unrealized depreciation on the SLF LLC equity interests was driven by negative credit-related adjustments associated with SLF’s investment portfolio. For the three months ended December 31, 2015, we had no unrealized appreciation or depreciation on our investment in SLF subordinated notes.

Liquidity and Capital Resources

For the three months ended December 31, 2016, we experienced a net decrease in cash and cash equivalents of $5.2 million. During the period, cash used in operating activities was $13.9 million, primarily as a result of fundings of portfolio investments of $122.7 million, partially offset by the proceeds from principal payments and sales of portfolio investments of $93.9 million. During the same period, cash provided by investment activities of $12.6 million was primarily driven by the decrease in restricted cash and cash equivalents. Lastly, cash used in financing activities was $3.9 million, primarily driven by repayments of debt of $111.5 million and distributions paid of $28.2 million that were partially offset by borrowings on debt of $136.3 million.

For the three months ended December 31, 2015, we experienced a net increase in cash and cash equivalents of $1.4 million. During the period, cash provided by operating activities was $23.0 million, primarily as a result of proceeds from principal payments and sales of portfolio investments of $171.4 million, partially offset by the funding of investments of $162.8 million and net investment income of $15.0 million. During the same period, cash used in investment activities of $2.2 million was driven by the increase in restricted cash and cash equivalents. Lastly, cash used in financing activities was $19.4 million, primarily driven by repayments of debt of $60.8 million and distributions paid of $15.1 million that were partially offset by borrowings on debt of $56.6 million.

As of December 31, 2016 and September 30, 2016, we had cash and cash equivalents of $5.7 million and $10.9 million, respectively. In addition, we had restricted cash and cash equivalents of $66.0 million and $78.6 million as of December 31, 2016 and September 30, 2016, respectively. Cash and cash equivalents are available to fund new investments, pay operating expenses and pay distributions. As of December 31, 2016, $51.9 million of our restricted cash and cash equivalents could be used to fund new investments that meet the investment guidelines established in the Debt Securitizations, which are described in further detail in Note 7 to our consolidated financial statements, and for the payment of interest expense on the notes issued in the Debt Securitizations. $5.3 million of such restricted cash and cash equivalents could be used to fund investments that meet the guidelines under the Credit Facility as well as for the payment of interest expense and revolving debt of the Credit Facility. As of December 31, 2016, $8.8 million of restricted cash and cash equivalents could be used to fund new investments that meet the regulatory and investment guidelines established by the SBA for our SBICs, which are described in further detail in Note 7 to our consolidated financial statements, and for interest expense and fees on our outstanding SBA debentures.

As of December 31, 2016, the Credit Facility allowed Funding to borrow up to $200.0 million at any one time outstanding, subject to leverage and borrowing base restrictions. As of December 31, 2016 and September 30, 2016, we had $155.5 million and $126.7 million outstanding under the Credit Facility, respectively. As of December 31, 2016 and September 30, 2016, subject to leverage and borrowing base restrictions, we had approximately $44.5 million and $73.3 million, respectively, of remaining commitments and $10.5 million and $30.8 million, respectively, of availability on the Credit Facility.

On June 22, 2016, we entered into the Adviser Revolver with GC Advisors, which permitted us to borrow up to $20.0 million at any one time outstanding. We entered into the Adviser Revolver in order to have the ability to borrow funds on a short-term basis and have in the past, and generally intend in the future, that borrowings under the Adviser Revolver will be repaid within the same quarter in which they are drawn. As of December 31, 2016 and September 30, 2016, we had no amounts outstanding on the Adviser Revolver.

On October 21, 2015, we terminated the $15.0 million revolving line of credit, or the Revolver, entered into by Golub Capital BDC Revolver Funding LLC, or Revolver Funding, our wholly-owned subsidiary, with PrivateBank and Trust Company. There were no borrowings outstanding on the Revolver at the time of termination and Revolver Funding was released of all obligations under the Revolver and all liens on the assets held by Revolver Funding collateralizing the Revolver were released.

On July 16, 2010, we completed the 2010 Debt Securitization, which was subsequently increased to $350.0 million. On October 20, 2016, we further amended the 2010 Debt Securitization to, among other things, (a) refinance the issued Class A 2010 Notes by redeeming in full the $203.0 million Class A 2010 Notes and issuing new Class A-Refi 2010 Notes in an aggregate principal amount of $205.0 million that bear interest at a rate of three-month LIBOR plus 1.90%, (b) refinance the Class B Notes by redeeming in full the

$12.0 million Class B 2010 Notes and issuing new Class B-Refi 2010 Notes in an aggregate principal amount of $10.0 million that bear interest at a rate of three-month LIBOR plus 2.40%, and (c) extend the reinvestment period applicable to the 2010 Issuer to July 20, 2018. Following the refinancing, Golub Capital BDC 2010-1 Holdings LLC, or Holdings, retained the Class B-Refi 2010 Notes.

As of December 31, 2016, the 2010 Notes consisted of $205.0 million of Class A-Refi 2010 Notes, which bear interest at a rate of three-month LIBOR plus 1.90%, $10.0 million of Class B-Refi 2010 Notes, which bear interest at a rate of three-month LIBOR plus 2.40%, and $135.0 million face amount of Subordinated 2010 Notes that do not bear interest. The Class A-Refi 2010 Notes are included in the December 31, 2016 consolidated statement of financial condition as debt of the Company and the Class B-Refi 2010 Notes and Subordinated 2010 Notes were eliminated in consolidation. As of September 30, 2016, the 2010 Notes consisted of $203.0 million of Class A 2010 Notes, which bore interest at a rate of three-month LIBOR plus 1.74%, $12.0 million of Class B 2010 Notes, which bore interest at a rate of three-month LIBOR plus 2.40%, and $135.0 million face amount of Subordinated 2010 Notes that do not bear interest. The Class A and Class B 2010 Notes are included in the September 30, 2016 consolidated statement of financial condition as debt of the Company and the Subordinated 2010 Notes were eliminated in consolidation. As of December 31, 2016 and September 30, 2016, we had outstanding debt under the 2010 Debt Securitization of $205.0 million and $215.0 million, respectively.

On June 5, 2014, we completed the 2014 Debt Securitization in which the 2014 Issuer issued an aggregate of $402.6 million of 2014 Notes, including $191.0 million of Class A-1 2014 Notes, which bear interest at a rate of three-month LIBOR plus 1.75%, $20.0 million of Class A-2 2014 Notes, which bear interest at a rate of three-month LIBOR plus 1.95%, $35.0 million of Class B 2014 Notes, which bear interest at a rate of three-month LIBOR plus 2.50%, $37.5 million of Class C 2014 Notes, which bear interest at a rate of three-month LIBOR plus 3.50%, and $119.1 million of LLC equity interests in the 2014 Issuer that do not bear interest. We retained all of the Class C 2014 Notes and LLC equity interests in the 2014 Issuer totaling $37.5 million and $119.1 million, respectively. The Class A-1, Class A-2 and Class B 2014 Notes are included in the December 31, 2016 and September 30, 2016 consolidated statements of financial condition as our debt and the Class C 2014 Notes and LLC equity interests in the 2014 Issuer were eliminated in consolidation. As of December 31, 2016 and September 30, 2016, we had outstanding debt under the 2014 Debt Securitization of $246.0 million.

Under present SBIC regulations, the maximum amount of SBA-guaranteed debentures that may be issued by multiple licensees under common management is $350.0 million. The maximum amount that a single SBIC licensee may issue is $150.0 million. As of December 31, 2016, SBIC IV and SBIC V had $150.0 million and $133.0 million of outstanding SBA-guaranteed debentures, respectively, that mature between March 2021 and September 2026, leaving incremental borrowing capacity of $17.0 million for SBIC V under present SBIC regulations. As of September 30, 2016, SBIC IV and SBIC V had $150.0 million and $127.0 million of outstanding SBA-guaranteed debentures, respectively, that mature between March 2021 and September 2026.

In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. On September 13, 2011, we received exemptive relief from the SEC allowing us to modify the asset coverage requirement to exclude the SBA debentures from this calculation. As such, our ratio of total consolidated assets to outstanding indebtedness may be less than 200%. This provides us with increased investment flexibility but also increases our risks related to leverage. As of December 31, 2016, our asset coverage for borrowed amounts was 242.6% (excluding the SBA debentures).

As of December 31, 2016 and September 30, 2016, we had outstanding commitments to fund investments, excluding our investments in SLF, totaling $73.8 million and $81.4 million, respectively. These amounts may or may not be funded to the borrowing party now or in the future. The unfunded commitments relate to loans with various maturity dates, but the entire amount was eligible for funding to the borrowers, subject to the terms of each loan’s respective credit agreement. As of December 31, 2016, we believe that we had sufficient assets and liquidity to adequately cover future obligations under our unfunded commitments based on historical rates of drawings upon unfunded commitments, cash and restricted cash balances that we maintain, availability under our Credit Facility and Adviser Revolver and ongoing principal repayments on debt investments. In addition, we generally hold some syndicated loans in larger portfolio companies that are salable over a relatively short period to generate cash.

Although we expect to fund the growth of our investment portfolio through the net proceeds from future securities offerings and through our dividend reinvestment plan as well as future borrowings, to the extent permitted by the 1940 Act, we cannot assure you that our efforts to raise capital will be successful. In addition to capital not being available, it also may not be available on favorable terms. To the extent we are not able to raise capital on what we believe are favorable terms, we will focus on optimizing returns by investing capital generated from repayments into new investments we believe are attractive from a risk/reward perspective. Furthermore, to the extent we are not able to raise capital and are at or near our targeted leverage ratios, we may receive smaller allocations, if any, on new investment opportunities under GC Advisors’ allocation policy and have, in the past, received such smaller allocations under similar circumstances.

Portfolio Composition, Investment Activity and Yield

As of December 31, 2016 and September 30, 2016, we had investments in 182 and 183 portfolio companies, respectively, with a total fair value of $1,587.5 million and $1,556.4 million, respectively, and had investments in SLF with a total fair value of $108.8 million and $104.2 million, respectively.

The following table shows the asset mix of our new investment commitments for the three months ended December 31, 2016 and 2015:

	For the three months ended December 31,
	2016		2015
	(In thousands)	Percentage of Commitments	(In thousands)	Percentage of Commitments
Senior secured	$27,486	22.4%	$35,136	21.2%
One stop	85,668	69.8	113,464	68.6
Subordinated debt	12	0.0 *	—	—
Subordinated notes of SLF(1)	5,457	4.4	6,168	3.7
LLC equity interests of SLF(1)	3,661	3.0	9,337	5.7
Equity securities	437	0.4	1,340	0.8
Total new investment commitments	$122,721	100.0%	$165,445	100.0%

*	Represents an amount less than 0.1%.
(1)	SLF’s proceeds from the subordinated notes and LLC equity interests were utilized by SLF to invest in senior secured loans. As of December 31, 2016, SLF had investments in senior secured loans to 61 different borrowers.

For the three months ended December 31, 2016 and 2015, we had approximately $56.8 million and $90.8 million, respectively, in proceeds from principal payments and return of capital distributions of portfolio companies, excluding $78.7 million of proceeds from the repayment in full and termination of our investment in subordinated notes of SLF. For the three months ended December 31, 2016 and 2015, we had sales of securities in 11 and 12 portfolio companies, respectively, aggregating approximately $37.1 million and $80.4 million, respectively, in net proceeds.

The following table shows the par, amortized cost and fair value of our portfolio of investments by asset class:

	As of December 31, 2016(1)				As of September 30, 2016(1)
	Par	Amortized Cost	Fair Value		Par	Amortized Cost	Fair Value
	(In thousands)
Senior secured:
Performing	$170,901	$168,872	$169,886		$163,380	$161,536	$162,693
Non-accrual(2)	1,438	1,433	(69	)(3)	1,438	1,433	156
One stop:
Performing	1,349,117	1,330,533	1,335,899		1,317,595	1,299,211	1,303,297
Non-accrual(2)	3,899	3,845	1,170		3,899	3,845	1,170
Second lien:
Performing	18,981	18,719	18,981		27,909	27,579	27,909
Non-accrual(2)	—	—	—		—	—	—
Subordinated debt:
Performing	1,763	1,763	1,411		1,750	1,750	1,427
Non-accrual(2)	—	—	—		—	—	—
Subordinated notes of SLF(4)(5)
Performing	—	—	—		77,301	77,301	77,301
Non-accrual(2)	—	—	—		—	—	—
LLC equity interests of SLF(4)(5)	N/A	113,689	108,779		N/A	31,339	26,927
Equity	N/A	45,885	60,245		N/A	46,179	59,732
Total	$1,546,099	$1,684,739	$1,696,302		$1,593,272	$1,650,173	$1,660,612

(1)	16 and 14 of our loans included a feature permitting a portion of the interest due on such loan to be PIK interest as of December 31, 2016 and September 30, 2016, respectively.
(2)	We refer to a loan as non-accrual when we cease recognizing interest income on the loan because we have stopped pursuing repayment of the loan or, in certain circumstances, it is past due 90 days or more on principal and interest or our management has reasonable doubt that principal or interest will be collected. See “— Critical Accounting Policies — Revenue Recognition.”
(3)	The negative fair value is the result of the unfunded commitment being valued below par.
(4)	On December 30, 2016, SLF issued a capital call in an aggregate amount of $89.9 million the proceeds of which were used to redeem in full the outstanding balance on the subordinated notes previously issued by SLF and terminate all remaining subordinated note commitments.
(5)	SLF’s proceeds from the subordinated notes and LLC equity interest in SLF were utilized by SLF to invest in senior secured loans.

As of December 31, 2016 and September 30, 2016, the fair value of our debt investments as a percentage of the outstanding par value was 98.8% and 98.8%, respectively.

The following table shows the weighted average rate, spread over LIBOR of floating rate and fees of investments originated and the weighted average rate of sales and payoffs of portfolio companies during the three months ended December 31, 2016 and 2015:

	For the three months ended December 31,
	2016	2015
Weighted average rate of new investment fundings(1)	6.9%	6.7%
Weighted average spread over LIBOR of new floating rate investment fundings(1)	5.9%	5.7%
Weighted average fees of new investment fundings	1.6%	1.5%
Weighted average rate of sales and payoffs of portfolio investments(1)(2)	6.9%	7.3%
Weighted average annualized income yield(4)	7.7%	7.6%

(1)	Excludes subordinated note investments in SLF.
(2)	Excludes exits on investments on non-accrual status.
(3)	Represents income from interest, including subordinated note investment in SLF, and fees excluding amortization of capitalized fees and discounts divided by the average fair value of earning debt investments.

As of December 31, 2016, 99.5% and 99.5% of our debt portfolio at fair value and at amortized cost, respectively, had interest rate floors that limit the minimum applicable interest rates on such loans. As of September 30, 2016, 93.3% and 93.6% of our debt portfolio, including our investment in SLF subordinated notes which were not subject to an interest rate floor, at fair value and at amortized cost, respectively, had interest rate floors that limit the minimum applicable interest rates on such loans.

As of December 31, 2016, the portfolio median EBITDA for our portfolio companies (excluding SLF) was $26.1 million. The portfolio median EBITDA is based on the most recently reported trailing twelve-month EBITDA received from the portfolio company.

As part of the monitoring process, GC Advisors regularly assesses the risk profile of each of our investments and rates each of them based on an internal system developed by Golub Capital and its affiliates. This system is not generally accepted in our industry or used by our competitors. It is based on the following categories, which we refer to as GC Advisors’ internal performance ratings:

Internal Performance Ratings
Rating	Definition
5	Involves the least amount of risk in our portfolio. The borrower is performing above expectations, and the trends and risk factors are generally favorable.
4	Involves an acceptable level of risk that is similar to the risk at the time of origination. The borrower is generally performing as expected, and the risk factors are neutral to favorable.
3	Involves a borrower performing below expectations and indicates that the loan’s risk has increased somewhat since origination. The borrower may be out of compliance with debt covenants; however, loan payments are generally not past due.
2	Involves a borrower performing materially below expectations and indicates that the loan’s risk has increased materially since origination. In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due (but generally not more than 180 days past due).
1	Involves a borrower performing substantially below expectations and indicates that the loan’s risk has substantially increased since origination. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. Loans rated 1 are not anticipated to be repaid in full and we will reduce the fair market value of the loan to the amount we anticipate will be recovered.

Our internal performance ratings do not constitute any rating of investments by a nationally recognized statistical rating organization or represent or reflect any third-party assessment of any of our investments.

For any investment rated 1, 2 or 3, GC Advisors will increase its monitoring intensity and prepare regular updates for the investment committee, summarizing current operating results and material impending events and suggesting recommended actions.

GC Advisors monitors and, when appropriate, changes the internal performance ratings assigned to each investment in our portfolio. In connection with our valuation process, GC Advisors and our board of directors review these internal performance ratings on a quarterly basis.

The following table shows the distribution of our investments on the 1 to 5 internal performance rating scale at fair value as of December 31, 2016 and September 30, 2016:

	December 31, 2016			September 30, 2016
Internal Performance Rating	Investments at Fair Value (In thousands)		Percentage of Total Investments	Investments at Fair Value (In thousands)	Percentage of Total Investments
5	$75,633		4.5%	$93,768	5.7%
4	1,406,965		82.9	1,380,274	83.1
3	196,001		11.6	176,464	10.6
2	17,772		1.0	9,950	0.6
1	(69	)(1)	0.0 *	156	0.0 *
Total	$1,696,302		100.0%	$1,660,612	100.0%

*	Represents an amount less than 0.1%.
(1)	The negative fair value is the result of the unfunded commitment being valued below par.

Senior Loan Fund LLC

We co-invest with RGA in senior secured loans through SLF, an unconsolidated Delaware LLC. SLF is capitalized as transactions are completed and all portfolio and investment decisions in respect to SLF must be approved by the SLF investment committee consisting of two representatives of each of us and RGA (with unanimous approval required from (i) one representative of each of us and RGA or (ii) both representatives of each of us and RGA). SLF may cease making new investments upon notification of either member but operations will continue until all investments have been sold or paid-off in the normal course of business.

As of December 31, 2016, SLF is capitalized from LLC equity interest subscriptions from its members. On December 14, 2016, the SLF investment committee approved the recapitalization of the commitments of SLF’s members. On December 30, 2016, SLF’s members entered into additional LLC equity interest subscriptions totaling $160.0 million, SLF issued capital calls totaling $89.9 million to us and RGA and the subordinated notes previously issued by SLF were redeemed and terminated. As of December 31, 2016 and September 30, 2016, we and RGA owned 87.5% and 12.5%, respectively, of the LLC equity interests. SLF’s profits and losses are allocated to us and RGA in accordance with our respective ownership interests. As of September 30, 2016, we and RGA owned 87.5% and 12.5%, respectively, of the outstanding subordinated notes issued by SLF.

As of December 31, 2016 and September 30, 2016, SLF had the following commitments from its members:

	As of December 31, 2016		As of September 30, 2016
	Committed	Funded(1)(2)	Committed	Funded(1)(2)
	(Dollars in thousands)
Subordinated note commitments(3)	$—	$—	$160,000	$88,344
LLC equity commitments(3)	200,000	129,930	40,000	35,816
Total	$200,000	$129,930	$200,000	$124,160

(1)	Funded subordinated note commitments as of September 30, 2016 are presented net of repayments subject to recall. The subordinated note commitments were terminated as of December 30, 2016.
(2)	Funded LLC equity commitments are presented net of return of capital distributions subject to recall.
(3)	Commitments presented are combined for us and RGA.

As of December 31, 2016, the SLF Credit Facility, which SLF entered into through its wholly-owned subsidiary, SLF II, allows SLF II to borrow up to $300.0 million subject to leverage and borrowing base restrictions. The reinvestment period of the SLF Credit Facility ends May 12, 2017, and the stated maturity date is May 13, 2020. As of December 31, 2016 and September 30, 2016, SLF II had outstanding debt under the SLF Credit Facility of $220.6 million and $214.1 million, respectively.

Through the reinvestment period, the SLF Credit Facility bears interest at one-month LIBOR plus a rate between 1.75% and 2.25%, depending on the composition of the collateral asset portfolio, per annum. After the reinvestment period, the rate will reset to one-month LIBOR plus 2.75% per annum for the remaining term of the SLF Credit Facility.

As of December 31, 2016 and September 30, 2016, SLF had total assets at fair value of $345.0 million and $332.8 million, respectively. As of both December 31, 2016 and September 30, 2016, SLF had one portfolio company investment on non-accrual status and the total fair value of non-accrual loans was $5.7 million and $6.7 million, respectively. The portfolio companies in SLF are in industries and geographies similar to those in which we may invest directly. Additionally, as of December 31, 2016 and September 30, 2016, SLF had commitments to fund various undrawn revolving credit and delayed draw loans to its portfolio companies totaling $23.5 million and $24.1 million, respectively.

Below is a summary of SLF’s portfolio, followed by a listing of the individual loans in SLF’s portfolio as of December 31, 2016 and September 30, 2016:

	As of December 31, 2016	As of September 30, 2016
	(Dollars in thousands)
Senior secured loans(1)	$342,140	$331,473
Weighted average current interest rate on senior secured loans(2)	6.1%	6.0%
Number of borrowers in SLF	61	62
Largest portfolio company investment(1)	$13,925	$13,050
Total of five largest portfolio company investments(1)	$62,008	$61,118

(1)	At principal/par amount.
(2)	Computed as the (a) annual stated interest rate on accruing senior secured loans divided by (b) total senior secured loans at principal/par amount.

SLF Loan Portfolio as of December 31, 2016

Portfolio Company	Business Description	Investment Type	Maturity Date	Current Interest Rate(1)	Principal/ Par Amount	Fair Value(2)
					(In thousands)
1A Smart Start LLC	Home and Office Furnishings, Housewares, and Durable Consumer	Senior loan	02/2022	5.8%	$2,110	$2,110
Accellos, Inc.(3)	Diversified Conglomerate Service	Senior loan	07/2020	6.8	13,925	13,925
Advanced Pain Management Holdings, Inc.,	Healthcare, Education and Childcare	Senior loan	02/2018	6.3	466	452
Advanced Pain Management Holdings, Inc.,	Healthcare, Education and Childcare	Senior loan	02/2018	6.3	6,805	6,601
Aimbridge Hospitality, LLC(3)	Hotels, Motels, Inns, and Gaming	Senior loan	10/2018	5.8	5,011	5,011
American Seafoods Group LLC	Beverage, Food and Tobacco	Senior loan	08/2021	6.0	4,818	4,818
Argon Medical Devices, Inc.	Healthcare, Education and Childcare	Senior loan	12/2021	5.8	3,714	3,714
Arise Virtual Solutions, Inc.(3)	Telecommunications	Senior loan	12/2018	7.8	10,241	9,728
Atkins Nutritionals, Inc(3)	Beverage, Food and Tobacco	Senior loan	01/2019	6.3	5,664	5,664
Boot Barn, Inc.	Retail Stores	Senior loan	06/2021	5.5	10,640	10,640
Brandmuscle, Inc.	Printing and Publishing	Senior loan	12/2021	5.8	4,935	4,927
C.B. Fleet Company, Incorporated	Personal and Non-Durable Consumer Products	Senior loan	12/2021	5.8	7,594	7,594
Certara L.P.(3)	Healthcare, Education and Childcare	Senior loan	12/2018	7.3	8,285	8,285
Checkers Drive-In Restaurants, Inc.	Beverage, Food and Tobacco	Senior loan	01/2022	6.5	4,212	4,180
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior loan	12/2020	6.3	4,362	4,362
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior loan	12/2020	6.3	8,655	8,655
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	6.5	41	41
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	6.5	1,237	1,237
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	6.6	2,460	2,460
CPI Buyer, LLC (Cole-Parmer)(3)	Healthcare, Education and Childcare	Senior loan	08/2021	5.5	5,791	5,791
Curo Health Services LLC(3)	Healthcare, Education and Childcare	Senior loan	02/2022	6.5	5,895	5,942
DentMall MSO, LLC(4)	Retail Stores	Senior loan	07/2019	6.1	1,076	576
DentMall MSO, LLC(4)	Retail Stores	Senior loan	07/2019	6.0	10,147	5,074
DISA Holdings Acquisition Subsidiary Corp.	Diversified Conglomerate Service	Senior loan	12/2020	5.5	160	128

SLF Loan Portfolio as of December 31, 2016 – (continued)

Portfolio Company	Business Description	Investment Type	Maturity Date	Current Interest Rate(1)		Principal/ Par Amount	Fair Value(2)
						(In thousands)
DISA Holdings Acquisition Subsidiary Corp.	Diversified Conglomerate Service	Senior loan	12/2020	5.5%		$4,557	$4,420
EAG, INC. (Evans Analytical Group)	Diversified Conglomerate Service	Senior loan	07/2018	5.3		2,080	2,080
Encore GC Acquisition, LLC	Healthcare, Education and Childcare	Senior loan	01/2020	6.5		4,761	4,761
Express Oil Change, LLC(3)	Retail Stores	Senior loan	12/2017	6.0		4,773	4,773
Extreme Reach Inc.	Broadcasting and Entertainment	Senior loan	02/2020	7.3		1,965	1,986
Federal-Mogul Corporation	Automobile	Senior loan	04/2021	4.8		1,915	1,901
Flexan, LLC(3)(5)	Chemicals, Plastics and Rubber	Senior loan	02/2020	N/A	(6)	—	(7)
Flexan, LLC	Chemicals, Plastics and Rubber	Senior loan	02/2020	6.8		1,686	1,669
Flexan, LLC	Chemicals, Plastics and Rubber	Senior loan	02/2020	6.8		6,075	6,014
Harvey Tool Company, LLC	Diversified Conglomerate Manufacturing	Senior loan	03/2020	6.0		3,100	3,100
Jensen Hughes, Inc.	Diversified Conglomerate Service	Senior loan	12/2021	6.2		65	65
Jensen Hughes, Inc.	Diversified Conglomerate Service	Senior loan	12/2021	6.0		103	103
Jensen Hughes, Inc.	Diversified Conglomerate Service	Senior loan	12/2021	6.3		2,336	2,336
Joerns Healthcare, LLC(3)	Healthcare, Education and Childcare	Senior loan	05/2020	8.0		9,573	8,999
Julio & Sons Company	Beverage, Food and Tobacco	Senior loan	12/2018	6.5		1,061	1,061
Julio & Sons Company	Beverage, Food and Tobacco	Senior loan	12/2018	7.3		1,342	1,342
Julio & Sons Company	Beverage, Food and Tobacco	Senior loan	12/2018	6.5		6,816	6,816
Loar Group Inc.	Aerospace and Defense	Senior loan	01/2022	5.8		2,227	2,227
Mediaocean LLC(5)	Diversified Conglomerate Service	Senior loan	08/2020	N/A	(6)	—	(1)
Mediaocean LLC	Diversified Conglomerate Service	Senior loan	08/2022	5.8		3,129	3,129
Northwestern Management Services, LLC	Healthcare, Education and Childcare	Senior loan	10/2019	7.8		7	7
Northwestern Management Services, LLC	Healthcare, Education and Childcare	Senior loan	10/2019	6.5		50	50
Northwestern Management Services, LLC	Healthcare, Education and Childcare	Senior loan	10/2019	6.5		4,818	4,818
Paradigm DKD Group, LLC	Buildings and Real Estate	Senior loan	11/2018	5.8		90	76

SLF Loan Portfolio as of December 31, 2016 – (continued)

Portfolio Company	Business Description	Investment Type	Maturity Date	Current Interest Rate(1)		Principal/ Par Amount	Fair Value(2)
						(In thousands)
Paradigm DKD Group, LLC	Buildings and Real Estate	Senior loan	11/2018	5.8%		$1,993	$1,953
Pasternack Enterprises, Inc.	Diversified Conglomerate Manufacturing	Senior loan	05/2022	6.0		4,090	4,090
Payless ShoeSource, Inc.	Retail Stores	Senior loan	03/2021	5.0		1,950	1,032
Pentec Acquisition Sub, Inc.	Healthcare, Education and Childcare	Senior loan	05/2018	6.3		1,368	1,368
PetVet Care Centers LLC(3)(5)	Personal, Food and Miscellaneous Services	Senior loan	12/2019	N/A	(6)	—	(7)
PetVet Care Centers LLC(3)	Personal, Food and Miscellaneous Services	Senior loan	12/2020	5.8		1,216	1,204
PetVet Care Centers LLC(3)	Personal, Food and Miscellaneous Services	Senior loan	12/2020	5.8		5,880	5,821
Polk Acquisition Corp.	Automobile	Senior loan	06/2022	7.3		35	35
Polk Acquisition Corp.	Automobile	Senior loan	06/2022	6.0		54	54
Polk Acquisition Corp.	Automobile	Senior loan	06/2022	6.0		4,722	4,722
PowerPlan Holdings, Inc.(3)	Utilities	Senior loan	02/2022	5.8		11,982	11,982
Premise Health Holding Corp.(3)	Healthcare, Education and Childcare	Senior loan	06/2020	5.5		11,861	11,861
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior loan	08/2019	7.9		298	298
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior loan	08/2019	6.8		9,813	9,813
R.G. Barry Corporation	Personal, Food and Miscellaneous Services	Senior loan	09/2019	6.0		5,680	5,623
Radiology Partners, Inc.(3)	Healthcare, Education and Childcare	Senior loan	09/2020	6.5		509	509
Radiology Partners, Inc.(3)	Healthcare, Education and Childcare	Senior loan	09/2020	6.5		600	600
Radiology Partners, Inc.(3)	Healthcare, Education and Childcare	Senior loan	09/2020	6.5		7,852	7,852
Reliant Pro ReHab, LLC(3)	Healthcare, Education and Childcare	Senior loan	12/2017	6.0		3,316	3,316
RSC Acquisition, Inc.	Insurance	Senior loan	11/2020	5.6		3	3
RSC Acquisition, Inc.(3)	Insurance	Senior loan	11/2022	6.3		3,894	3,894
Rubio’s Restaurants, Inc(3)	Beverage, Food and Tobacco	Senior loan	11/2018	6.0		5,031	5,031
Rug Doctor LLC	Personal and Non-Durable Consumer Products	Senior loan	06/2018	6.3		7,483	7,483
Saldon Holdings, Inc.	Diversified Conglomerate Service	Senior loan	09/2021	5.5		2,631	2,631
Sarnova HC, LLC	Healthcare, Education and Childcare	Senior loan	01/2022	5.8		3,712	3,712
SEI, Inc.(3)	Electronics	Senior loan	07/2021	5.8		8,689	8,689

SLF Loan Portfolio as of December 31, 2016 – (continued)

Portfolio Company	Business Description	Investment Type	Maturity Date	Current Interest Rate(1)		Principal/ Par Amount	Fair Value(2)
						(In thousands)
Self Esteem Brands, LLC(3)	Leisure, Amusement, Motion Pictures and Entertainment	Senior loan	02/2020	5.0%		$6,033	$6,033
Severin Acquisition, LLC(3)	Diversified Conglomerate Service	Senior loan	07/2021	5.9		4,869	4,846
Smashburger Finance LLC(5)	Beverage, Food and Tobacco	Senior loan	05/2018	N/A	(6)	—	(2)
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8		71	70
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8		71	70
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8		72	70
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8		72	70
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8		910	892
Southern Anesthesia and Surgical	Healthcare, Education and Childcare	Senior loan	11/2017	6.5		2,708	2,708
Tate’s Bake Shop, Inc.(3)	Beverage, Food and Tobacco	Senior loan	08/2019	6.0		2,948	2,948
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	5.3		4,582	4,567
Transaction Data Systems, Inc.(5)	Diversified Conglomerate Service	Senior loan	06/2020	N/A	(6)	—	(1)
Transaction Data Systems, Inc.	Diversified Conglomerate Service	Senior loan	06/2021	6.3		7,449	7,406
W3 Co.	Oil and Gas	Senior loan	03/2020	5.8		2,917	2,455
Worldwide Express Operations, LLC	Cargo Transport	Senior loan	07/2019	6.0		100	100
Worldwide Express Operations, LLC	Cargo Transport	Senior loan	07/2019	6.0		4,839	4,839
Young Innovations, Inc.(3)(5)	Healthcare, Education and Childcare	Senior loan	01/2019	N/A	(6)	—	(4)
Young Innovations, Inc.(3)	Healthcare, Education and Childcare	Senior loan	01/2019	6.0		3,795	3,757
Zest Holdings, LLC	Healthcare, Education and Childcare	Senior loan	08/2020	5.8		5,269	5,242
						$342,140	$333,275

(1)	Represents the weighted average annual current interest rate as of December 31, 2016. All interest rates are payable in cash.
(2)	Represents the fair value in accordance with ASC Topic 820 — Fair Value Measurement, or ASC Topic 820. The determination of such fair value is not included in our board of directors’ valuation process described elsewhere herein.

SLF Loan Portfolio as of December 31, 2016 – (continued)

(3)	We also hold a portion of the first lien senior secured loan in this portfolio company.
(4)	Loan was on non-accrual status as of December 31, 2016, meaning that SLF has ceased recognizing interest income on the loan.
(5)	The negative fair value is the result of the unfunded commitment being valued below par.
(6)	The entire commitment was unfunded at December 31, 2016. As such, no interest is being earned on this investment.

SLF Loan Portfolio as of September 30, 2016

Portfolio Company	Business Description	Investment Type	Maturity Date	Current Interest Rate(1)		Principal/ Par Amount	Fair Value(2)
						(In thousands)
1A Smart Start LLC(3)	Home and Office Furnishings, Housewares, and Durable Consumer	Senior loan	02/2022	5.8%		$2,116	$2,111
ACTIVE Network, Inc.	Electronics	Senior loan	11/2020	5.5		1,945	1,938
Advanced Pain Management Holdings, Inc.	Healthcare, Education and Childcare	Senior loan	02/2018	6.3		6,805	6,601
Advanced Pain Management Holdings, Inc.	Healthcare, Education and Childcare	Senior loan	02/2018	6.3		466	452
Advanced Pain Management Holdings, Inc.(4)	Healthcare, Education and Childcare	Senior loan	02/2018	N/A	(5)	—	(35)
Aimbridge Hospitality, LLC(3)	Hotels, Motels, Inns, and Gaming	Senior loan	10/2018	5.8		5,037	5,037
American Seafoods Group LLC	Beverage, Food and Tobacco	Senior loan	08/2021	6.0		4,818	4,806
Argon Medical Devices, Inc.	Healthcare, Education and Childcare	Senior loan	12/2021	5.8		3,895	3,895
Arise Virtual Solutions, Inc.(3)	Telecommunications	Senior loan	12/2018	7.8		10,804	10,264
Arise Virtual Solutions, Inc.(3)(4)	Telecommunications	Senior loan	12/2018	N/A	(5)	—	(28)
Atkins Nutritionals, Inc.(3)	Beverage, Food and Tobacco	Senior loan	01/2019	6.3		5,664	5,664
BMC Software, Inc.	Electronics	Senior loan	09/2020	5.0		1,876	1,813
Boot Barn, Inc.	Retail Stores	Senior loan	06/2021	5.5		10,667	10,667
Brandmuscle, Inc.	Printing and Publishing	Senior loan	12/2021	5.8		4,948	4,938
C.B. Fleet Company, Incorporated	Personal and Non-Durable Consumer Products	Senior loan	12/2021	5.8		7,613	7,613
Checkers Drive-In Restaurants, Inc.	Beverage, Food and Tobacco	Senior loan	01/2022	6.5		4,460	4,427
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior loan	12/2020	6.3		8,677	8,677
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior loan	12/2020	6.3		4,373	4,373
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	6.5		2,466	2,454
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	6.5		1,240	1,234
CPI Buyer, LLC (Cole-Parmer)(3)	Healthcare, Education and Childcare	Senior loan	08/2021	5.5		5,805	5,776
Curo Health Services LLC(3)	Healthcare, Education and Childcare	Senior loan	02/2022	6.5		5,910	5,928
DentMall MSO, LLC(6)	Retail Stores	Senior loan	07/2019	6.0		10,147	6,088
DentMall MSO, LLC(6)	Retail Stores	Senior loan	07/2019	6.0		1,000	598
DISA Holdings Acquisition Subsidiary Corp.	Diversified Conglomerate Service	Senior loan	12/2020	5.5		4,568	4,431

SLF Loan Portfolio as of September 30, 2016 – (continued)

Portfolio Company	Business Description	Investment Type	Maturity Date	Current Interest Rate(1)	Principal/ Par Amount	Fair Value(2)
					(In thousands)
DISA Holdings Acquisition Subsidiary Corp.	Diversified Conglomerate Service	Senior loan	12/2020	5.5%	$255	$224
EAG, INC. (Evans Analytical Group)	Diversified Conglomerate Service	Senior loan	07/2017	5.0	2,113	2,113
Encore GC Acquisition, LLC(3)	Healthcare, Education and Childcare	Senior loan	01/2020	6.3	4,773	4,773
Encore GC Acquisition, LLC(3)	Healthcare, Education and Childcare	Senior loan	01/2020	7.8	164	164
Express Oil Change, LLC(3)	Retail Stores	Senior loan	12/2017	6.0	4,841	4,841
Extreme Reach Inc.	Broadcasting and Entertainment	Senior loan	02/2020	7.3	1,976	1,998
Federal-Mogul Corporation	Automobile	Senior loan	04/2021	4.8	3,920	3,799
Flexan, LLC	Chemicals, Plastics and Rubber	Senior loan	02/2020	6.3	6,090	6,090
Harvey Tool Company, LLC(3)	Diversified Conglomerate Manufacturing	Senior loan	03/2020	6.0	3,108	3,108
Jensen Hughes, Inc.	Diversified Conglomerate Service	Senior loan	12/2021	6.3	2,342	2,342
Jensen Hughes, Inc.	Diversified Conglomerate Service	Senior loan	12/2021	6.0	104	104
Jensen Hughes, Inc.	Diversified Conglomerate Service	Senior loan	12/2021	6.2	65	65
Joerns Healthcare, LLC(3)	Healthcare, Education and Childcare	Senior loan	05/2020	6.0	9,598	9,118
Julio & Sons Company	Beverage, Food and Tobacco	Senior loan	12/2018	6.5	6,834	6,834
Julio & Sons Company	Beverage, Food and Tobacco	Senior loan	12/2018	6.5	1,061	1,061
Julio & Sons Company	Beverage, Food and Tobacco	Senior loan	12/2018	6.5	596	596
K&N Engineering, Inc.(3)	Automobile	Senior loan	07/2019	6.8	3,781	3,781
K&N Engineering, Inc.(3)	Automobile	Senior loan	07/2019	5.3	179	179
Loar Group Inc.	Aerospace and Defense	Senior loan	01/2022	5.8	2,233	2,233
Mediaocean LLC(3)	Diversified Conglomerate Service	Senior loan	08/2022	5.8	3,137	3,137
Northwestern Management Services, LLC(3)	Healthcare, Education and Childcare	Senior loan	10/2019	6.5	4,288	4,224
Northwestern Management Services, LLC(3)	Healthcare, Education and Childcare	Senior loan	10/2019	6.5	470	463
Northwestern Management Services, LLC(3)	Healthcare, Education and Childcare	Senior loan	10/2019	7.5	1	1
Paradigm DKD Group, LLC	Buildings and Real Estate	Senior loan	11/2018	6.5	1,998	1,958
Paradigm DKD Group, LLC	Buildings and Real Estate	Senior loan	11/2018	6.7	180	166

SLF Loan Portfolio as of September 30, 2016 – (continued)

Portfolio Company	Business Description	Investment Type	Maturity Date	Current Interest Rate(1)		Principal/ Par Amount	Fair Value(2)
						(In thousands)
Pasternack Enterprises, Inc. and Fairview Microwave, Inc(3)	Diversified Conglomerate Manufacturing	Senior loan	05/2022	6.0%		$1,640	$1,623
Payless ShoeSource, Inc.	Retail Stores	Senior loan	03/2021	5.0		1,955	1,163
Pentec Acquisition Sub, Inc.	Healthcare, Education and Childcare	Senior loan	05/2018	6.3		1,419	1,419
PetVet Care Centers LLC(3)	Personal, Food and Miscellaneous Services	Senior loan	12/2020	5.8		5,895	5,895
PetVet Care Centers LLC(3)	Personal, Food and Miscellaneous Services	Senior loan	12/2020	5.8		1,219	1,219
PowerPlan Holdings, Inc.(3)	Utilities	Senior loan	02/2022	5.8		11,994	11,994
PPT Management, LLC	Healthcare, Education and Childcare	Senior loan	04/2020	6.0		13,026	13,026
PPT Management, LLC	Healthcare, Education and Childcare	Senior loan	04/2020	6.0		10	10
Premise Health Holding Corp.(3)	Healthcare, Education and Childcare	Senior loan	06/2020	5.5		11,891	11,891
Pyramid Healthcare, Inc.(3)	Healthcare, Education and Childcare	Senior loan	08/2019	6.8		8,354	8,354
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior loan	08/2019	7.8		373	373
R.G. Barry Corporation	Personal, Food and Miscellaneous Services	Senior loan	09/2019	6.0		5,880	5,821
Radiology Partners, Inc.(3)	Healthcare, Education and Childcare	Senior loan	09/2020	6.5		7,072	7,001
Radiology Partners, Inc.(3)	Healthcare, Education and Childcare	Senior loan	09/2020	6.5		801	792
Radiology Partners, Inc.(3)	Healthcare, Education and Childcare	Senior loan	09/2020	6.5		510	505
Radiology Partners, Inc.(3)(4)	Healthcare, Education and Childcare	Senior loan	09/2020	N/A	(5)	—	(6)
Radiology Partners, Inc.(3)(4)	Healthcare, Education and Childcare	Senior loan	09/2020	N/A	(5)	—	(3)
Reliant Pro ReHab, LLC(3)	Healthcare, Education and Childcare	Senior loan	12/2017	6.0		3,337	3,337
RSC Acquisition, Inc.(3)	Insurance	Senior loan	11/2022	6.3		3,732	3,732
RSC Acquisition, Inc.(3)	Insurance	Senior loan	11/2022	6.3		172	172
RSC Acquisition, Inc.	Insurance	Senior loan	11/2020	6.8		33	33
Rubio’s Restaurants, Inc.(3)	Beverage, Food and Tobacco	Senior loan	11/2018	6.0		5,044	5,044
Rug Doctor LLC	Personal and Non-Durable Consumer Products	Senior loan	06/2018	6.3		7,780	7,780
Saldon Holdings, Inc.	Diversified Conglomerate Service	Senior loan	09/2021	5.5		2,718	2,718
Sarnova HC, LLC	Healthcare, Education and Childcare	Senior loan	01/2022	5.8		3,722	3,722

SLF Loan Portfolio as of September 30, 2016 – (continued)

Portfolio Company	Business Description	Investment Type	Maturity Date	Current Interest Rate(1)		Principal/ Par Amount	Fair Value(2)
						(In thousands)
SEI, Inc.	Electronics	Senior loan	07/2021	5.8%		$8,711	$8,711
Self Esteem Brands, LLC(3)	Leisure, Amusement, Motion Pictures and Entertainment	Senior loan	02/2020	5.0		6,342	6,342
Severin Acquisition, LLC(3)	Diversified Conglomerate Service	Senior loan	07/2021	5.9		4,882	4,858
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8		951	932
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8		75	74
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8		75	73
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8		75	73
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8		75	73
Smashburger Finance LLC(4)	Beverage, Food and Tobacco	Senior loan	05/2018	N/A	(5)	—	(2)
Systems Maintenance Services Holding, Inc.(3)	Electronics	Senior loan	10/2019	5.0		2,396	2,396
Tate’s Bake Shop, Inc.(3)	Beverage, Food and Tobacco	Senior loan	08/2019	6.0		2,955	2,955
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	5.3		4,582	4,566
Transaction Data Systems, Inc.(3)	Diversified Conglomerate Service	Senior loan	06/2021	6.3		5,260	5,260
Transaction Data Systems, Inc.	Diversified Conglomerate Service	Senior loan	06/2020	5.5		9	8
W3 Co.	Oil and Gas	Senior loan	03/2020	5.8		2,924	2,295
Worldwide Express Operations, LLC	Cargo Transport	Senior loan	07/2019	6.0		4,869	4,869
Worldwide Express Operations, LLC	Cargo Transport	Senior loan	07/2019	6.0		100	100
Young Innovations, Inc.(3)	Healthcare, Education and Childcare	Senior loan	01/2019	5.3		3,804	3,818
Young Innovations, Inc.(3)	Healthcare, Education and Childcare	Senior loan	01/2018	6.8		122	118
Zest Holdings, LLC	Healthcare, Education and Childcare	Senior loan	08/2020	5.8		5,282	5,282
						$331,473	$323,510

(1)	Represents the weighted average annual current interest rate as of September 30, 2016. All interest rates are payable in cash.
(2)	Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in our board of directors’ valuation process described elsewhere herein.

SLF Loan Portfolio as of September 30, 2016 – (continued)

(3)	We also hold a portion of the first lien senior secured loan in this portfolio company.
(4)	The negative fair value is the result of the unfunded commitment being valued below par.
(5)	The entire commitment was unfunded at September 30, 2016. As such, no interest is being earned on this investment.
(6)	Loan was on non-accrual status as of September 30, 2016, meaning that SLF has ceased recognizing interest income on the loan.

As of December 31, 2016, we have committed to fund $175.0 million of LLC equity interest subscriptions to SLF. As of December 31, 2016 and September 30, 2016, $113.7 million and $31.3 million of our LLC equity interest subscriptions to SLF had been called and contributed, net of return of capital distributions subject to recall. For the three months ended December 31, 2016 and 2015, we received $0.7 million and $0.8 million in dividend income from the SLF LLC equity interests, respectively.

As of September 30, 2016, the amortized cost, net of principal repayments that were subject to recall, and fair value of the subordinated notes held by us was $77.3 million and $77.3 million, respectively. As of September 30, 2016, the subordinated notes paid a weighted average interest rate of three-month LIBOR plus 8.0%. For the three months ended December 31, 2016 and 2015, the Company earned interest income on the subordinated notes of $1.6 million and $1.6 million, respectively.

For the three months ended December 31, 2016 and 2015, we earned an annualized total return on our weighted average capital invested in SLF of 7.1% and (0.4)%, respectively. The annualized total return on weighted average capital invested is calculated by dividing total income earned on our investments in SLF by the combined daily average of our investments in (1) the principal of the SLF subordinated notes, if any, and (2) the NAV of the SLF LLC equity interests.

Below is certain summarized financial information for SLF as of December 31, 2016 and September 30, 2016 and for the three months ended December 31, 2016 and 2015:

	December 31, 2016	September 30, 2016
	(In thousands)
Selected Balance Sheet Information, at fair value
Investments, at fair value	$333,275	$323,510
Cash and other assets	7,892	7,281
Receivable from investments sold	3,843	1,995
Total assets	$345,010	$332,786
Senior credit facility	$220,600	$214,050
Unamortized debt issuance costs	(563)	(949)
Other liabilities	654	567
Total liabilities	220,691	213,668
Subordinated notes and members’ equity	124,319	119,118
Total liabilities and members’ equity	$345,010	$332,786

	Three months ended December 31,
	2016	2015
	(In thousands)
Selected Statement of Operations Information:
Interest income	$5,190	$5,355
Total investment income	5,190	5,355
Interest expense	3,884	3,719
Administrative service fee	127	85
Other expenses	33	35
Total expenses	4,044	3,839
Net investment income	1,146	1,516
Net change in unrealized appreciation (depreciation) on investments and subordinated notes	(862)	(3,501)
Net increase (decrease) in net assets	$284	$(1,985)

SLF elected to fair value the subordinated notes, prior to their termination, issued to us and RGA under ASC Topic 825 — Financial Instruments, or ASC Topic 825. The subordinated notes were valued by calculating the net present value of the future expected cash flow streams using an appropriate risk-adjusted discount rate model. For each of the three months ended December 31, 2016 and 2015, SLF did not recognize unrealized appreciation or depreciation on the subordinated notes.

As of December 31, 2016, SLF had no subordinated notes outstanding. As of September 30, 2016, SLF had $88.3 million of aggregate contractual principal amounts of subordinated notes outstanding for which the fair value option was elected with a fair value and carrying value of $88.3 million.

Contractual Obligations and Off-Balance Sheet Arrangements

A summary of our significant contractual payment obligations as of December 31, 2016 is as follows:

	Payments Due by Period (In millions)
	Total	Less Than 1 Year	1 – 3 Years	3 – 5 Years	More Than 5 Years
2010 Debt Securitization	$205.0	$—	$—	$—	$205.0
2014 Debt Securitization	246.0	—	—	—	246.0
SBA debentures	283.0	—	—	55.3	227.7
Credit Facility	155.5	—	—	155.5	—
Adviser Revolver	—	—	—	—	—
Unfunded commitments(1)	73.3	73.3	—	—	—
Total contractual obligations(2)	$962.8	$73.3	$—	$210.8	$678.7

(1)	Unfunded commitments represent unfunded commitments to fund investments, excluding our investments in SLF, as of December 31, 2016. These amounts may or may not be funded to the borrowing party now or in the future. The unfunded commitments relate to loans with various maturity dates, but we are showing this amount in the less than one year category as this entire amount was eligible for funding to the borrowers as of December 31, 2016, subject to the terms of each loan’s respective credit agreement.
(2)	Total contractual obligations exclude $0.5 million of secured borrowings.

We may become a party to financial instruments with off-balance sheet risk in the normal course of our business to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. As of December 31, 2016 and September 30, 2016, we had outstanding commitments to fund investments totaling $73.3 million and $81.4 million, respectively. We have commitments of up to $61.3 million and $66.4 million to SLF as of December 31, 2016 and September 30, 2016, respectively, that may be contributed primarily for the purpose of funding new investments approved by the SLF investment committee.

We have certain contracts under which we have material future commitments. We have entered into the Investment Advisory Agreement with GC Advisors in accordance with the 1940 Act. Under the Investment Advisory Agreement, GC Advisors provides us with investment advisory and management services.

Under the Administration Agreement, the Administrator furnishes us with office facilities and equipment, provides us with clerical, bookkeeping and record keeping services at such facilities and provides us with other administrative services necessary to conduct our day-to-day operations. The Administrator also provides on our behalf managerial assistance to those portfolio companies to which we are required to offer to provide such assistance.

If any of the contractual obligations discussed above are terminated, our costs under any new agreements that we enter into may increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we receive under our Investment Advisory Agreement and our Administration Agreement. Any new investment advisory agreement would also be subject to approval by our stockholders.

Distributions

We intend to make quarterly distributions to our stockholders as determined by our board of directors. For additional details on distributions, see “Income taxes” in Note 2 to our consolidated financial statements.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of our distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a business development company under the 1940 Act. If we do not distribute a certain percentage of our income annually, we will suffer adverse U.S. federal income tax consequences, including the possible loss of our ability to be subject to tax as a RIC. We cannot assure stockholders that they will receive any distributions.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified within capital accounts in the financial statements to reflect their tax character. For example, permanent differences in classification may result from the treatment of distributions paid from short-term gains as ordinary income dividends for tax purposes. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.

To the extent our taxable earnings fall below the total amount of our distributions for any tax year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying a dividend payment carefully and should not assume that the source of any distribution is our ordinary income or gains.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, our stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of our dividend reinvestment plan. If a stockholder opts out, that stockholder will receive cash distributions. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes.

Related Party Transactions

We have entered into a number of business relationships with affiliated or related parties, including the following:

•	We entered into the Investment Advisory Agreement with GC Advisors. Mr. Lawrence Golub, our chairman, is a manager of GC Advisors, and Mr. David Golub, our chief executive officer, is a manager of GC Advisors, and each of Messrs. Lawrence Golub and David Golub owns an indirect pecuniary interest in GC Advisors.

•	Golub Capital LLC provides, and other affiliates of Golub Capital have historically provided, us with the office facilities and administrative services necessary to conduct day-to-day operations pursuant to our Administration Agreement.
•	We have entered into a license agreement with Golub Capital LLC, pursuant to which Golub Capital LLC has granted us a non-exclusive, royalty-free license to use the name “Golub Capital.”
•	Under the Staffing Agreement, Golub Capital LLC has agreed to provide GC Advisors with the resources necessary to fulfill its obligations under the Investment Advisory Agreement. The Staffing Agreement provides that Golub Capital LLC will make available to GC Advisors experienced investment professionals and provide access to the senior investment personnel of Golub Capital LLC for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. The Staffing Agreement also includes a commitment that the members of GC Advisors’ investment committee will serve in such capacity. Services under the Staffing Agreement are provided on a direct cost reimbursement basis. We are not a party to the Staffing Agreement.
•	GC Advisors serves as collateral manager to the 2010 Issuer and the 2014 Issuer under the 2010 Collateral Management Agreement and 2014 Collateral Management Agreement, respectively, and receives a fee for providing these services that is offset against the base management fee payable by us under the Investment Advisory Agreement.
•	We have entered into the Adviser Revolver with GC Advisors in order to have the ability to borrow funds on a short-term basis.
•	During calendar year 2016, the Golub Capital Employee Grant Program Rabbi Trust, or the Trust, purchased approximately $1.5 million of shares, or 95,035 shares, of our common stock, for the purpose of awarding incentive compensation to employees of Golub Capital. During calendar year 2015, the Trust purchased approximately $16.0 million of shares, or 952,051 shares, of our common stock, for the purpose of awarding incentive compensation to employees of Golub Capital. During calendar year 2014, the Trust purchased approximately $14.5 million of shares, or 835,271 shares, of our common stock, for the purpose of awarding incentive compensation to employees of Golub Capital.

GC Advisors also sponsors or manages, and may in the future sponsor or manage, other investment funds, accounts or investment vehicles (together referred to as “accounts”) that have investment mandates that are similar, in whole and in part, with ours. For example, GC Advisors presently serves as the investment adviser to Golub Capital Investment Corporation, an unlisted business development company that primarily focuses on investing in senior secured and one stop loans. In addition, our officers and directors serve in similar capacities for Golub Capital Investment Corporation. GC Advisors and its affiliates may determine that an investment is appropriate for us and for one or more of those other accounts. In such event, depending on the availability of such investment and other appropriate factors, and pursuant to GC Advisors’ allocation policy, GC Advisors or its affiliates may determine that we should invest side-by-side with one or more other accounts. We do not intend to make any investments if they are not permitted by applicable law and interpretive positions of the SEC and its staff, or if they are inconsistent with GC Advisors’ allocation procedures.

In addition, we have adopted a formal code of ethics that governs the conduct of our and GC Advisors’ officers, directors and employees. Our officers and directors also remain subject to the duties imposed by both the 1940 Act and the General Corporation Law of the State of Delaware.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following items as critical accounting policies.

Fair Value Measurements

We value investments for which market quotations are readily available at their market quotations. However, a readily available market value is not expected to exist for many of the investments in our portfolio, and we value these portfolio investments at fair value as determined in good faith by our board of directors under our valuation policy and process.

Valuation methods may include comparisons of the portfolio companies to peer companies that are public, determination of the enterprise value of a portfolio company, discounted cash flow analysis and a market interest rate approach. The factors that are taken into account in fair value pricing investments include: available current market data, including relevant and applicable market trading and transaction comparables; applicable market yields and multiples; security covenants; call protection provisions; information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business; comparisons of financial ratios of peer companies that are public; comparable merger and acquisition transactions; and the principal market and enterprise values. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will consider the pricing indicated by the external event to corroborate the private equity valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from values that may ultimately be received or settled.

Our board of directors is ultimately and solely responsible for determining, in good faith, the fair value of investments that are not publicly traded, whose market prices are not readily available on a quarterly basis or any other situation where portfolio investments require a fair value determination.

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company investment being initially valued by the investment professionals of GC Advisors responsible for credit monitoring.
•	Preliminary valuation conclusions are then documented and discussed with our senior management and GC Advisors.
•	The audit committee of our board of directors reviews these preliminary valuations.
•	At least once annually, the valuation for each portfolio investment is reviewed by an independent valuation firm.
•	The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith.

Determination of fair values involves subjective judgments and estimates. Under current accounting standards, the notes to our consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our consolidated financial statements.

We follow ASC Topic 820 for measuring fair value. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the assets or liabilities or market and the assets’ or liabilities’

complexity. Our fair value analysis includes an analysis of the value of any unfunded loan commitments. Assets and liabilities are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the asset or liability as of the measurement date. The three levels are defined as follows:

Level 1:  Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2:  Inputs include quoted prices for similar assets or liabilities in active markets and inputs that are observable for the assets or liabilities, either directly or indirectly, for substantially the full term of the assets or liabilities.

Level 3:  Inputs include significant unobservable inputs for the assets or liabilities and include situations where there is little, if any, market activity for the assets or liabilities. The inputs into the determination of fair value are based upon the best information available and may require significant management judgment or estimation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an asset’s or a liability’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and we consider factors specific to the asset or liability. We assess the levels of assets and liabilities at each measurement date, and transfers between levels are recognized on the actual date of the event or change in circumstances that caused the transfers. There were no transfers among Level 1, 2 and 3 of the fair value hierarchy for assets and liabilities during the three months ended December 31, 2016 and 2015. The following section describes the valuation techniques used by us to measure different assets and liabilities at fair value and includes the level within the fair value hierarchy in which the assets and liabilities are categorized.

Valuation of Investments

Level 1 investments are valued using quoted market prices. Level 2 investments are valued using market consensus prices that are corroborated by observable market data and quoted market prices for similar assets and liabilities. Level 3 investments are valued at fair value as determined in good faith by our board of directors, based on input of management, the audit committee and independent valuation firms that have been engaged at the direction of our board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process. This valuation process is conducted at the end of each fiscal quarter, with approximately 25% (based on the number of portfolio companies) of our valuations of debt and equity investments without readily available market quotations subject to review by an independent valuation firm. As of December 31, 2016 and September 30, 2016, with the exception of money market funds included in cash and cash equivalents and restricted cash and cash equivalents (Level 1 investments) and investments measured at fair value using the NAV, all investments were valued using Level 3 inputs of the fair value hierarchy.

When determining fair value of Level 3 debt and equity investments, we may take into account the following factors, where relevant: the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons to publicly traded securities, and changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made and other relevant factors. The primary method for determining enterprise value uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s EBITDA. The enterprise value analysis is performed to determine the value of equity investments and to determine if debt investments are credit impaired. If debt investments are credit impaired, we will use the enterprise value analysis or a liquidation basis analysis to determine fair value. For debt investments that are not determined to be credit impaired, we use a market interest rate yield analysis to determine fair value.

In addition, for certain debt investments, we may base our valuation on indicative bid and ask prices provided by an independent third party pricing service. Bid prices reflect the highest price that we and others may be willing to pay. Ask prices represent the lowest price that we and others may be willing to accept. We generally use the midpoint of the bid/ask range as our best estimate of fair value of such investment.

Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a market existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize significantly less than the value at which such investment had previously been recorded.

Our investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

Valuation of Secured Borrowings

We have elected the fair value option under ASC Topic 825 relating to accounting for debt obligations at their fair value for our secured borrowings which arise due to partial loan sales that do not meet the criteria for sale treatment under ASC Topic 860. All secured borrowings as of December 31, 2016 and September 30, 2016 were valued using Level 3 inputs under the fair value hierarchy, and our approach to determining fair value of Level 3 secured borrowings is consistent with our approach to determining fair value of the Level 3 investments that are associated with these secured borrowings as previously described.

Valuation of Other Financial Assets and Liabilities

Fair value of our debt is estimated using Level 3 inputs by discounting remaining payments using comparable market rates or market quotes for similar instruments at the measurement date, if available.

Revenue Recognition:

Our revenue recognition policies are as follows:

Investments and Related Investment Income:  Interest income is accrued based upon the outstanding principal amount and contractual interest terms of debt investments. Premiums, discounts, and origination fees are amortized or accreted into interest income over the life of the respective debt investment. For investments with contractual PIK interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, we do not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not likely to be collectible. In addition, we may generate revenue in the form of amendment, structuring or due diligence fees, fees for providing managerial assistance, consulting fees and prepayment premiums on loans and record these fees as fee income when received. Loan origination fees, original issues discount and market discount or premium are capitalized, and we accrete or amortize such amounts as interest income. We record prepayment premiums on loans as fee income. Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Distributions received from LLC and limited partnership, or LP, investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital. Generally, we will not record distributions from equity investments in LLCs and LPs as dividend income unless there are sufficient accumulated tax-basis earnings and profits in the LLC or LP prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment.

We account for investment transactions on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the cost basis of investment, without regard to unrealized gains or losses previously recognized. We report changes in fair value of investments from the prior period that is measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in our consolidated statements of operations.

Non-accrual:  Loans may be left on accrual status during the period we are pursuing repayment of the loan. Management reviews all loans that become past due 90 days or more on principal and interest or when there is reasonable doubt that principal or interest will be collected for possible placement on non-accrual status. We generally reverse accrued interest when a loan is placed on non-accrual. Additionally, any original issue discount and market discount are no longer accreted to interest income as of the date the loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. We restore non-accrual loans to accrual status when past due principal and interest is paid and, in our management’s judgment, are likely to remain current. The total fair value of our non-accrual loans was $1.1 million as of December 31, 2016 and $1.3 million as of September 30, 2016.

Partial loan sales:  We follow the guidance in ASC Topic 860, when accounting for loan participations and other partial loan sales. Such guidance requires a participation or other partial loan sale to meet the definition of a “participating interest”, as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales that do not meet the definition of a participating interest remain on our statements of assets and liabilities and the proceeds are recorded as a secured borrowing until the definition is met. Secured borrowings are carried at fair value to correspond with the related investments, which are carried at fair value.

Income taxes:

See “— Consolidated Results of Operations — Expenses — Excise Tax Expense.”

Quantitative and Qualitative Disclosures about Market Risk

We are subject to financial market risks, including changes in interest rates. Many of the loans in our portfolio have floating interest rates, and we expect that our loans in the future may also have floating interest rates. These loans are usually based on a floating LIBOR and typically have interest rate reset provisions that adjust applicable interest rates under such loans to current market rates on a quarterly basis. The loans that are subject to the floating LIBOR rates are also subject to a minimum base rate, or floor, that we charge on our loans if the current market rates are below the respective floors. As of December 31, 2016 and September 30, 2016, the weighted average LIBOR floor on the loans subject to floating interest rates was 1.03% and 1.04%, respectively. Prior to their redemption on October 20, 2016, the Class A 2010 Notes issued as part of the 2010 Debt Securitization had floating interest rate provisions based on three-month LIBOR that resets quarterly as do the Class A-Refi 2010 Notes issued in connection with the refinancing of the 2010 Debt Securitization. In addition, Class A-1, A-2 and B 2014 Notes issued as part of the 2014 Debt Securitization have floating interest rate provisions based on three-month LIBOR that reset quarterly and the Credit Facility has a floating interest rate provision based on one-month LIBOR that resets daily. As of each of December 31, 2016 and September 30, 2016, the weighted average LIBOR floor on the secured borrowings, which reset quarterly, was 1.00%. We expect that other credit facilities into which we enter in the future may have floating interest rate provisions.

Assuming that the interim and unaudited consolidated statement of financial condition as of December 31, 2016 were to remain constant and that we took no actions to alter interest rate sensitivity as of such date, the following table shows the annualized impact of hypothetical base rate changes in interest rates.

Change in interest rates	Increase (decrease) in interest income	Increase (decrease) in interest expense	Net increase (decrease) in investment income
	(In thousands)
Down 25 basis points	$—	$(1,516)	$1,516
Up 50 basis points	7,151	3,035	4,116
Up 100 basis points	14,798	6,070	8,728
Up 150 basis points	22,451	9,105	13,346
Up 200 basis points	30,103	12,139	17,964

Although we believe that this analysis is indicative of our sensitivity to interest rate changes as of December 31, 2016, it does not adjust for changes in the credit market, credit quality, the size and composition of the assets in our portfolio and other business developments, including borrowings under the Debt Securitizations and the Credit Facility, or other borrowings, that could affect net increase in net assets resulting from operations, or net income. Accordingly, we can offer no assurances that actual results would not differ materially from the analysis above.

We may in the future hedge against interest rate fluctuations by using standard hedging instruments such as interest rate swaps, futures, options and forward contracts to the limited extent permitted under the 1940 Act and applicable commodities laws. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the investments in our portfolio with fixed interest rates.

PRICE RANGE OF COMMON STOCK

Our common stock began trading on April 15, 2010 and is currently traded on The NASDAQ Global Select Market under the symbol “GBDC”. The following table lists the high and low closing sale price for our common stock, the closing sale price as a percentage of net asset value, or NAV, and quarterly distributions per share since October 1, 2014.

Period	NAV(1)	Closing Sales Price		Premium of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)	Dividends and Distributions Declared
		High	Low
Fiscal year ending September 30, 2017
Second quarter (through March 17, 2017)	N/A	$19.40	$18.38	N/A	N/A	$0.32	(3)
First quarter	$15.74	$18.76	$17.55	19.2%	11.5%	$0.57	(4)
Fiscal year ending September 30, 2016
Fourth quarter	$15.96	$19.75	$18.18	23.7%	13.9%	$0.32
Third quarter	$15.88	$18.08	$16.84	13.9%	6.0%	$0.32
Second quarter	$15.85	$17.38	$15.23	9.7%	(3.9)%	$0.32
First quarter	$15.89	$17.47	$16.12	9.9%	1.4%	$0.32
Fiscal year ended September 30, 2015
Fourth quarter	$15.80	$17.13	$15.90	8.4%	0.6%	$0.32
Third quarter	$15.74	$17.90	$16.56	13.7%	5.2%	$0.32
Second quarter	$15.61	$18.04	$17.05	15.6%	9.2%	$0.32
First quarter	$15.55	$18.15	$16.15	16.7%	3.9%	$0.32

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as of the respective high or low closing sales price divided by the quarter-end NAV.
(3)	On February 7, 2017, our board of directors declared a quarterly distribution of $0.32 per share payable on March 30, 2017 to holders of record as of March 7, 2017. Shares purchased in this offering will not be entitled to this distribution.
(4)	Includes a quarterly distribution of $0.32 per share and a special distribution of $0.25 per share.

Shares of business development companies may trade at a market price that is less than the NAV that is attributable to those shares. Our NAV per share was $15.74 as of December 31, 2016. The closing sales price of our shares on The NASDAQ Global Select Market on December 30, 2016, which was the last day of trading of our common stock for the fiscal quarter ended December 31, 2016, was $18.62, which represented a premium of 18.3% on our NAV as of December 31, 2016. The possibility that our shares of common stock will trade at a discount from NAV or at a premium that is unsustainable over the long term is separate and distinct from the risk that our NAV will decrease. It is not possible to predict whether our shares will trade at, above or below NAV in the future.

On March 17, 2017 the last reported closing price of our common stock was $19.40 per share. As of March 15, 2017, we had 335 stockholders of record.

UNDERWRITING

We are offering the common stock described in this prospectus supplement and the accompanying prospectus through Raymond James & Associates, Inc., which is acting as sole book-running manager and underwriter. We have entered into an underwriting agreement with the underwriter. Subject to the terms and conditions of the underwriting agreement, we have agreed to sell to the underwriter, and the underwriter has agreed to purchase, 1,750,000 shares of our common stock at the public offering price less the underwriting discounts and commissions set forth on the cover page of this prospectus supplement.

The underwriter is committed to purchase all of the shares of common stock offered by us if it purchases any common stock. The underwriting agreement also provides that if the underwriter defaults, this offering may be terminated.

We, GC Advisors and the Administrator have agreed to indemnify the underwriter against certain liabilities, including liabilities under the Securities Act.

The underwriter proposes to offer the shares of common stock directly to the public at the public offering price set forth on the cover page of this prospectus supplement and to certain dealers at that price less a concession not in excess of $     per share. After the public offering of the shares, the offering price and other selling terms may be changed by the underwriter. Sales of shares made outside of the United States may be made by affiliates of the underwriter.

Option

The underwriter has an option to buy up to 262,500 additional shares of common stock from us. The underwriter has 30 days from the date of this prospectus supplement to exercise this option. If any additional shares of common stock are purchased, the underwriter will offer the additional shares on the same terms as those on which the shares are being offered.

Commissions and Discounts

The underwriting fee is equal to the public offering price per share of common stock less the amount paid by the underwriter to us per share of common stock. The underwriting fee is $    per share. The following table shows the public offering price, underwriting discounts and commissions to be paid to the underwriter and proceeds to us before expenses, on a per share of common stock and total basis, assuming both no exercise and full exercise of the underwriter’s option to purchase additional shares of our common stock.

	Per Share		Total
	Without Option	With Option	Without Option	With Option
Public offering price	$	$	$	$
Sales load (underwriting discounts and commissions)	$	$	$	$
Proceeds before expenses	$	$	$	$

We estimate that the total expenses of this offering, including registration, filing and listing fees, printing fees and legal and accounting expenses, but excluding the underwriting discounts and commissions, will be approximately $225,000, or approximately $    per share excluding the underwriter’s option to purchase additional shares of our common stock and approximately $    per share including the underwriter’s option to purchase additional shares of our common stock. All of these offering expenses will be borne indirectly by investors in this offering and, therefore, immediately reduce the net asset value of each investor’s shares.

Lock-Up Agreements

During the period from the date of this prospectus supplement continuing through the date 45 days after the date of this prospectus supplement, we, GC Advisors, the Administrator, our officers and directors, the Trust and certain affiliates of Golub Capital have agreed with the underwriter, subject to certain exceptions, not to:

(1)	offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any shares of our common stock or preferred stock or other capital stock or any securities convertible into or exercisable or exchangeable for common stock or preferred stock or other capital stock, whether now owned or hereafter acquired, or
(2)	enter into any swap or other agreement, arrangement or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of any common stock or preferred stock or other capital stock or any securities convertible into or exercisable or exchangeable for any common stock or preferred stock or other capital stock.

In addition, during the period from the date of this prospectus supplement continuing through the date 45 days after the date of this prospectus supplement, we have agreed with the underwriter not to file or cause the filing of any registration statement under the Securities Act with respect to any common stock or other capital stock or any securities convertible into or exercisable or exchangeable for our capital stock or our common stock.

Price Stabilizations and Short Positions

In connection with this offering, the underwriter may purchase and sell shares of common stock in the open market. These transactions may include short sales, covering transactions and stabilizing transactions. Short sales involve sales by the underwriter of common stock in excess of the number of securities required to be purchased by the underwriter in the offering, which creates a short position. “Covered” short sales are sales of securities made in an amount up to the number of securities represented by the underwriter’s option to purchase up to 262,500 shares of our common stock. Transactions to close out the covered short involve either purchases of such securities in the open market after the distribution has been completed or the exercise of the underwriter’s option to purchase additional shares of our common stock. In determining the source of securities to close out the covered short position, the underwriter may consider the price of securities available for purchase in the open market as compared to the price at which it may purchase securities through the option. The underwriter may also make “naked” short sales, or sales in excess of the option. The underwriter must close out any naked short position by purchasing securities in the open market. A naked short position is more likely to be created if the underwriter is concerned that there may be downward pressure on the price of the securities in the open market after pricing that could adversely affect investors who purchase in this offering. Stabilizing transactions consist of bids for or purchases of securities in the open market while this offering is in progress for the purpose of fixing or maintaining the price of the securities.

The underwriter also may impose a penalty bid. Penalty bids permit the underwriter to reclaim a selling concession from an underwriter or syndicate member when the underwriter repurchases securities originally sold by the underwriter or syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of raising or maintaining the market price of the securities or preventing or retarding a decline in the market price of the securities. As a result, the price of the securities may be higher than the price that might otherwise exist in the open market. The underwriter may conduct these transactions on the NASDAQ Global Select Market or otherwise. Neither we nor the underwriter makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our securities. In addition, neither we nor the underwriter makes any representation that the underwriter will engage in these transactions. If the underwriter commences any of these transactions, it may discontinue them at any time.

In connection with this offering, the underwriter may engage in passive market making transactions in our securities on the NASDAQ Global Select Market in accordance with Rule 103 of Regulation M under the Exchange Act during a period before the commencement of offers or sales of securities and extending through the completion of distribution. A passive market maker must display its bid at a price not in excess of the highest independent bid of that security. However, if all independent bids are lowered below the passive market maker’s bid, that bid must then be lowered when specified purchase limits are exceeded. Passive market making may cause the price of our common stock to be higher than the price that otherwise would exist in the open market in the absence of those transactions. The underwriter is not required to engage in passive market making and may end passive market making activities at any time.

Electronic Delivery

The underwriter may make this prospectus supplement and accompanying prospectus available in an electronic format. The prospectus supplement and accompanying prospectus in electronic format may be made available on a website maintained by the underwriter, and the underwriter may distribute such documents electronically. The underwriter may agree with us to allocate a limited number of securities for sale to its online brokerage customers. Any such allocation for online distributions will be made by the underwriter on the same basis as other allocations.

Additional Relationships

The underwriter and its affiliates are full service financial institutions engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, investment research, principal investment, hedging, market making, brokerage and other financial and non-financial activities and services.

The underwriter and its affiliates have from time to time performed and may in the future perform various commercial banking, financial advisory and investment banking services for us and our affiliates for which they have received or will receive customary compensation. Raymond James & Associates, Inc. acted as an underwriter in two of our follow-on offerings, completed in March 2014 and April 2015, and received customary underwriting discounts and commissions. Additionally, an affiliate of Raymond James & Associates, Inc. is a lender under our Credit Facility and may receive a part of the net proceeds from this offering by reason of repayment of certain amounts outstanding under the Credit Facility.

In addition the underwriter or its affiliates may execute transactions with or on behalf of Golub Capital. The underwriter or its affiliates may act as arrangers, underwriters or placement agents for companies whose securities are sold to Golub Capital. The underwriter or its affiliates may also trade in our securities, securities of our portfolio companies or other financial instruments related thereto for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to Golub Capital or any of the portfolio companies.

We may purchase securities of third parties from the underwriter or its affiliates after the offering. However, we have not entered into any agreement or arrangement regarding the acquisition of any such securities, and we may not purchase any such securities. We would only purchase any such securities if, among other things, we identified securities that satisfied our investment needs and completed our due diligence review of such securities.

After the date of this prospectus supplement, the underwriter and its affiliates may from time to time obtain information regarding specific portfolio companies or us that may not be available to the general public. Any such information is obtained by the underwriter and its affiliates in the ordinary course of their business and not in connection with the offering of the common stock. In addition, after the offering period for the sale of our common stock, the underwriter or its affiliates may develop analyses or opinions related to Golub Capital or our portfolio companies and buy or sell interests in one or more of our portfolio companies on behalf of their proprietary or client accounts and may engage in competitive activities. There is no obligation on behalf of these parties to disclose their respective analyses, opinions or purchase and sale activities regarding any portfolio company or regarding Golub Capital to our stockholders.

The principal business address of the underwriter is: Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, FL 33716.

Sales Outside the United States

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of our common stock, or the possession, circulation or distribution of this prospectus supplement or accompanying prospectus or any other material relating to us or the common stock in any jurisdiction where action for that purpose is required. Accordingly, our common stock may not be offered or sold, directly or indirectly, and none of this prospectus supplement, the accompanying prospectus or any other offering material or advertisements in connection with our common stock may be distributed or published, in or from any country or jurisdiction except in compliance with any applicable rules and regulations of any such country or jurisdiction.

The underwriter may arrange to sell our common stock offered hereby in certain jurisdictions outside the United States, either directly or through affiliates, where it is permitted to do so.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus supplement will be passed upon for us by Dechert LLP, Washington, D.C. Dechert LLP has from time to time represented GC Advisors and the underwriter on unrelated matters. Certain legal matters in connection with the securities offered hereby will be passed upon for the underwriter by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Golub Capital BDC, Inc. and its consolidated subsidiaries at September 30, 2016 and for the year then ended appearing in this prospectus supplement and the registration statement and the effectiveness of Golub Capital BDC Inc. and its consolidated subsidiaries’ internal control over financial reporting as of September 30, 2016 have been audited by Ernst & Young LLP, an independent registered public accounting firm located at 155 North Wacker Drive, Chicago, IL 60606, as set forth in their reports appearing elsewhere herein, and are included in reliance upon such reports and upon the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus supplement and the accompanying prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus supplement and the accompanying prospectus.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. We maintain a website at www.golubcapitalbdc.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus supplement and the accompanying prospectus, and you should not consider information on our website to be part of this prospectus supplement and the accompanying prospectus. You may also obtain such information by contacting us in writing at 666 Fifth Avenue, 18th Floor, New York, NY 10103, Attention: Investor Relations. The SEC maintains a website that contains reports, proxy statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Statements of Financial Condition
(In thousands, except share and per share data)

	December 31, 2016	September 30, 2016
	(unaudited)
Assets
Investments, at fair value
Non-controlled/non-affiliate company investments	$1,578,352	$1,546,766
Non-controlled affiliate company investments	9,171	9,618
Controlled affiliate company investments	108,779	104,228
Total investments at fair value (amortized cost of $1,684,739 and $1,650,173, respectively)	1,696,302	1,660,612
Cash and cash equivalents	5,709	10,947
Restricted cash and cash equivalents	66,016	78,593
Interest receivable	5,661	5,935
Other assets	398	422
Total Assets	$1,774,086	$1,756,509
Liabilities
Debt	$889,500	$864,700
Less unamortized debt issuance costs	5,257	5,627
Debt less unamortized debt issuance costs	884,243	859,073
Secured borrowings, at fair value (proceeds of $458 and $471, respectively)	462	475
Interest payable	5,937	3,229
Management and incentive fees payable	11,812	12,763
Accounts payable and accrued expenses	1,986	2,072
Accrued trustee fees	76	72
Total Liabilities	904,516	877,684
Commitments and Contingencies (Note 8)
Net Assets
Preferred stock, par value $0.001 per share, 1,000,000 shares authorized, zero shares issued and outstanding as of December 31, 2016 and September 30, 2016	—	—
Common stock, par value $0.001 per share, 100,000,000 shares authorized, 55,237,037 and 55,059,067 shares issued and outstanding as of December 31, 2016 and September 30, 2016, respectively	55	55
Paid in capital in excess of par	859,143	855,998
Undistributed net investment income	5,520	18,832
Net unrealized appreciation (depreciation) on investments and secured borrowings	14,228	13,104
Net realized gain (loss) on investments	(9,376)	(9,164)
Total Net Assets	869,570	878,825
Total Liabilities and Total Net Assets	$1,774,086	$1,756,509
Number of common shares outstanding	55,237,037	55,059,067
Net asset value per common share	$15.74	$15.96

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Statements of Operations (unaudited)
(In thousands, except share and per share data)

	Three months ended December 31,
	2016	2015
Investment income
From non-controlled/non-affiliate company investments:
Interest income	$30,731	$27,567
Dividend income	152	231
Fee income	254	300
Total investment income from non-controlled/non-affiliate company investments	31,137	28,098
From non-controlled affiliate company investments:
Interest income	327	—
Total investment income from non-controlled affiliate company investments	327	—
From controlled affiliate company investments:
Interest income	1,639	1,626
Dividend income	746	776
Total investment income from controlled affiliate company investments	2,385	2,402
Total investment income	33,849	30,500
Expenses
Interest and other debt financing expenses	7,606	6,731
Base management fee	5,837	5,314
Incentive fee	2,091	1,771
Professional fees	580	731
Administrative service fee	601	503
General and administrative expenses	171	149
Total expenses	16,886	15,199
Net investment income – before excise tax	16,963	15,301
Excise tax	10	302
Net investment income – after excise tax	16,953	14,999
Net gain (loss) on investments and secured borrowings
Net realized gain (loss) on investments:
Non-controlled/non-affiliate company investments	907	2,256
Non-controlled affiliate company investments	—	2,722
Net realized gain (loss) on investments	907	4,978
Net change in unrealized appreciation (depreciation) on investments:
Non-controlled/non-affiliate company investments	2,265	1,831
Non-controlled affiliate company investments	(643)	1,343
Controlled affiliate company investments	(498)	(2,512)
Net change in unrealized appreciation (depreciation) on investments	1,124	662
Net change in unrealized appreciation (depreciation) on secured borrowings	—	—
Net gain (loss) on investments and secured borrowings	2,031	5,640
Net increase in net assets resulting from operations	$18,984	$20,639
Per Common Share Data
Basic and diluted earnings per common share	$0.34	$0.40
Dividends and distributions declared per common share	$0.57	$0.32
Basic and diluted weighted average common shares outstanding	55,064,870	51,302,788

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Statements of Changes in Net Assets (unaudited)
(In thousands, except share data)

	Common Stock		Paid in Capital in Excess of Par	Undistributed Net Investment Income	Net Unrealized Appreciation (Depreciation) on Investments and Secured borrowings	Net Realized Gain (loss) on Investments	Total Net Assets
	Shares	Par Amount
Balance at September 30, 2015	51,300,193	$51	$790,713	$4,230	$15,134	$742	$810,870
Net increase in net assets resulting from operations	—	—	—	14,999	662	4,978	20,639
Distributions to stockholders:
Stock issued in connection with dividend reinvestment plan	79,594	—	1,267	—	—	—	1,267
Distributions from net investment income	—	—	—	(3,998)	—	—	(3,998)
Distributions from realized gain	—	—	—	—	—	(12,418)	(12,418)
Total increase (decrease) for the period ended December 31, 2015	79,594	—	1,267	11,001	662	(7,440)	5,490
Balance at December 31, 2015	51,379,787	$51	$791,980	$15,231	$15,796	$(6,698)	$816,360
Balance at September 30, 2016	55,059,067	55	855,998	18,832	13,104	(9,164)	878,825
Net increase in net assets resulting from operations	—	—	—	16,953	1,124	907	18,984
Distributions to stockholders:
Stock issued in connection with dividend reinvestment plan	177,970	—	3,145	—	—	—	3,145
Distributions from net investment income	—	—	—	(30,265)	—	—	(30,265)
Distributions from realized gain	—	—	—	—	—	(1,119)	(1,119)
Total increase (decrease) for the period ended December 31, 2016	177,970	—	3,145	(13,312)	1,124	(212)	(9,255)
Balance at December 31, 2016	55,237,037	$55	$859,143	$5,520	$14,228	$(9,376)	$869,570

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Statements of Cash Flows (unaudited)
(In thousands)

	Three months ended December 31,
	2016	2015
Cash flows from operating activities
Net increase in net assets resulting from operations	$18,984	$20,639
Adjustments to reconcile net increase in net assets resulting from operations to net cash (used in) provided by operating activities
Amortization of deferred debt issuance costs	849	1,249
Accretion of discounts and amortization of premiums	(1,807)	(1,891)
Net realized (gain) loss on investments	(907)	(4,978)
Net change in unrealized (appreciation) depreciation on investments	(1,124)	(662)
Proceeds from (fundings of) revolving loans, net	(2,518)	514
Fundings of investments	(122,736)	(162,820)
Proceeds from principal payments and sales of portfolio investments	93,949	171,356
PIK interest	(547)	(197)
Changes in operating assets and liabilities:
Interest receivable	274	(181)
Receivable for investments sold	—	(5,079)
Other assets	24	103
Interest payable	2,708	2,150
Management and incentive fees payable	(951)	(2,188)
Payable for investments purchased	—	4,677
Accounts payable and accrued expenses	(86)	323
Accrued trustee fees	4	2
Net cash (used in) provided by operating activities	(13,884)	23,017
Cash flows from investing activities
Net change in restricted cash and cash equivalents	12,577	(2,183)
Net cash (used in) provided by investing activities	12,577	(2,183)
Cash flows from financing activities
Borrowings on debt	136,250	56,550
Repayments of debt	(111,450)	(60,750)
Capitalized debt issuance costs	(479)	(73)
Repayments on secured borrowings	(13)	(9)
Distributions paid	(28,239)	(15,149)
Net cash provided by (used in) financing activities	(3,931)	(19,431)
Net change in cash and cash equivalents	(5,238)	1,403
Cash and cash equivalents, beginning of period	10,947	5,468
Cash and cash equivalents, end of period	$5,709	$6,871
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$4,045	$3,328
Distributions declared during the period	31,384	16,416
Supplemental disclosure of noncash operating activity:
Funding of LLC equity interest in SLF	$(78,689)	$—
Proceeds from subordinated notes in SLF principal payment	78,689	—
Supplemental disclosure of noncash financing activity:
Proceeds from issuance of Class A-Refi 2010 Notes	$205,000	$—
Redemptions of Class A and Class B 2010 Notes	(205,000)	—

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited)
December 31, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)		Maturity Date	Principal/ Par Amount(3)	Amortized Cost	Percentage of Net Assets	Fair Value
Investments
Non-controlled/non-affiliate company investments
Debt investments
Aerospace and Defense
ILC Dover, LP*ˆ#	One stop	L + 9.00%	8.00% cash/ 2.00% PIK		03/2020	$17,701	$17,575	1.8%	$15,577
ILC Dover, LP	One stop	L + 9.00%	8.00% cash/ 2.00% PIK		03/2019	789	781	0.1	694
NTS Technical Systems*ˆ#	One stop	L + 6.25%	7.25%		06/2021	25,549	25,154	2.9	25,039
NTS Technical Systems(4)	One stop	L + 6.25%	N/A	(5)	06/2021	—	(87)	—	(71)
NTS Technical Systems(4)	One stop	L + 6.25%	N/A	(5)	06/2021	—	(144)	—	(57)
Tresys Technology Holdings, Inc.(6)	One stop	L + 6.75%	8.00%		12/2017	3,899	3,845	0.1	1,170
Tresys Technology Holdings, Inc.	One stop	L + 6.75%	8.00%		12/2017	618	616	0.1	618
Tronair Parent, Inc.	Senior loan	L + 4.50%	5.18%		09/2021	24	23	—	24
Whitcraft LLC*ˆ	One stop	L + 6.50%	7.50%		05/2020	13,470	13,377	1.5	13,470
Whitcraft LLC(4)	One stop	L + 6.50%	N/A	(5)	05/2020	—	(1)	—	—
						62,050	61,139	6.5	56,464
Automobile
CH Hold Corp. (Caliber Collision)*#	Senior loan	L + 5.25%	6.25%		11/2019	5,131	5,097	0.6	5,131
Dent Wizard International Corporation*	Senior loan	L + 4.75%	5.75%		04/2020	2,338	2,329	0.3	2,338
OEConnection LLC*	Senior loan	L + 5.00%	6.00%		06/2022	4,871	4,756	0.5	4,871
OEConnection LLC(4)	Senior loan	L + 5.00%	N/A	(5)	06/2021	—	(1)	—	—
T5 Merger Corporationˆ	One stop	L + 6.25%	7.25%		03/2022	4,145	4,078	0.5	4,103
T5 Merger Corporation	One stop	L + 6.25%	7.25%		03/2022	30	28	—	29
						16,515	16,287	1.9	16,472
Banking
HedgeServ Holding L.P.*#	One stop	L + 8.00%	7.00% cash/ 2.00% PIK		02/2019	17,621	17,550	1.9	16,739
HedgeServ Holding L.P.(4)	One stop	L + 8.00%	N/A	(5)	02/2019	—	(4)	—	(47)
						17,621	17,546	1.9	16,692
Beverage, Food and Tobacco
Abita Brewing Co., L.L.C.	One stop	L + 8.00%	7.00% cash/ 2.00% PIK		04/2021	7,989	7,855	0.8	7,190
Abita Brewing Co., L.L.C.	One stop	L + 8.00%	7.00% cash/ 2.00% PIK		04/2021	9	8	—	7
ABP Corporation*	Senior loan	L + 4.75%	6.00%		09/2018	4,684	4,658	0.5	4,449
ABP Corporation	Senior loan	P + 3.50%	7.25%		09/2018	292	289	—	267
Atkins Nutritionals, Inc*ˆ	One stop	L + 8.50%	9.75%		04/2019	21,636	21,481	2.5	21,636
Atkins Nutritionals, Inc*ˆ#	One stop	L + 5.00%	6.25%		01/2019	16,872	16,766	1.9	16,872
Benihana, Inc.*ˆ	One stop	L + 7.00%	8.25%		01/2019	16,221	15,973	1.8	16,072
Benihana, Inc.	One stop	L + 7.00%	8.84%		07/2018	1,020	990	0.1	1,000
C. J. Foods, Inc.*	One stop	L + 5.00%	6.00%		05/2019	3,133	3,110	0.4	3,133
C. J. Foods, Inc.	One stop	L + 5.00%	6.00%		05/2019	661	655	0.1	661
C. J. Foods, Inc.	One stop	L + 5.00%	6.00%		05/2019	216	211	—	216
Firebirds International, LLC*	One stop	L + 5.75%	7.00%		05/2018	1,068	1,063	0.1	1,068
Firebirds International, LLC*	One stop	L + 5.75%	7.00%		05/2018	301	299	—	301
Firebirds International, LLC	One stop	L + 5.75%	7.00%		05/2018	97	96	—	97
Firebirds International, LLC(4)	One stop	L + 5.75%	N/A	(5)	05/2018	—	(1)	—	—
First Watch Restaurants, Inc.*ˆ#	One stop	L + 6.00%	7.23%		12/2020	25,529	25,331	2.9	25,529
First Watch Restaurants, Inc.	One stop	P + 5.00%	8.15%		12/2020	1,422	1,415	0.2	1,422
First Watch Restaurants, Inc.*	One stop	L + 6.00%	7.00%		12/2020	1,255	1,246	0.2	1,255
First Watch Restaurants, Inc.*	One stop	L + 6.00%	7.00%		12/2020	1,252	1,243	0.2	1,252
First Watch Restaurants, Inc.(4)	One stop	L + 6.00%	N/A	(5)	12/2020	—	(8)	—	—

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
December 31, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)		Maturity Date	Principal/ Par Amount(3)	Amortized Cost	Percentage of Net Assets	Fair Value
Beverage, Food and Tobacco – (continued)
Hopdoddy Holdings, LLC	One stop	L + 8.00%	9.00%		08/2020	$658	$648	0.1%	$658
Hopdoddy Holdings, LLC	One stop	L + 8.00%	N/A	(5)	08/2020	—	—	—	—
Hopdoddy Holdings, LLC(4)	One stop	L + 8.00%	N/A	(5)	08/2020	—	(2)	—	—
IT’SUGAR LLC	Subordinated debt	N/A	5.00%		04/2020	1,707	1,707	0.2	1,355
Mid-America Pet Food, L.L.C.ˆ	One stop	L + 6.25%	7.25%		12/2021	5,683	5,598	0.6	5,626
Mid-America Pet Food, L.L.C.	One stop	L + 6.25%	7.25%		12/2021	3	2	—	3
P&P Food Safety US Acquisition, Inc.*	One stop	L + 6.50%	7.50%		11/2021	4,157	4,106	0.5	4,115
P&P Food Safety US Acquisition, Inc.	One stop	L + 6.50%	N/A	(5)	11/2021	—	—	—	—
Purfoods, LLC	One stop	L + 6.25%	7.25%		05/2021	8,626	8,439	1.0	8,626
Purfoods, LLC	One stop	L + 7.00%	7.00% PIK		05/2026	101	101	—	106
Purfoods, LLC	One stop	L + 6.25%	7.25%		05/2021	40	39	—	40
Purfoods, LLC(4)	One stop	L + 6.25%	N/A	(5)	05/2021	—	(1)	—	—
Restaurant Holding Company, LLC#	Senior loan	L + 7.75%	8.75%		02/2019	4,593	4,571	0.5	4,501
Rubio’s Restaurants, Inc.*ˆ	Senior loan	L + 4.75%	6.00%		11/2018	8,896	8,861	1.0	8,896
Smashburger Finance LLC	Senior loan	L + 5.50%	6.75%		05/2018	83	83	—	81
Smashburger Finance LLC(4)	Senior loan	L + 5.50%	N/A	(5)	05/2018	—	(2)	—	—
Surfside Coffee Company LLC#	One stop	L + 5.25%	6.25%		06/2020	4,458	4,427	0.5	4,458
Surfside Coffee Company LLC	One stop	L + 5.25%	6.25%		06/2020	337	329	0.1	337
Surfside Coffee Company LLC	One stop	L + 5.25%	6.25%		06/2020	25	25	—	25
Tate’s Bake Shop, Inc.#	Senior loan	L + 5.00%	6.00%		08/2019	596	592	0.1	596
Uinta Brewing Companyˆ	One stop	L + 8.50%	9.50%		08/2019	3,734	3,714	0.4	3,623
Uinta Brewing Company	One stop	L + 8.50%	9.50%		08/2019	385	383	—	373
						147,739	146,300	16.7	145,846
Broadcasting and Entertainment
TouchTunes Interactive Networks, Inc.ˆ	Senior loan	L + 4.75%	5.75%		05/2021	1,473	1,468	0.2	1,484
Building and Real Estate
Brooks Equipment Company, LLC*ˆ	One stop	L + 5.00%	6.00%		08/2020	22,720	22,513	2.6	22,720
Brooks Equipment Company, LLC(4)	One stop	L + 5.00%	N/A	(5)	08/2020	—	(12)	—	—
ITEL Laboratories, Inc.*	Senior loan	L + 4.50%	5.75%		06/2018	548	546	0.1	548
ITEL Laboratories, Inc.	Senior loan	L + 4.50%	N/A	(5)	06/2018	—	—	—	—
						23,268	23,047	2.7	23,268
Chemicals, Plastics and Rubber
Flexan, LLC*	One stop	L + 5.75%	6.75%		02/2020	2,351	2,328	0.3	2,327
Flexan, LLC	One stop	L + 5.75%	N/A	(5)	02/2020	—	—	—	—
						2,351	2,328	0.3	2,327
Diversified Conglomerate Manufacturing
Chase Industries, Inc.*ˆ#	One stop	L + 5.75%	6.82%		09/2020	21,649	21,510	2.5	21,649
Chase Industries, Inc.#	One stop	L + 5.75%	7.20%		09/2020	4,807	4,777	0.5	4,807
Chase Industries, Inc.(4)	One stop	L + 5.75%	N/A	(5)	09/2020	—	(13)	—	—
Inventus Power, Inc.*ˆ	One stop	L + 5.50%	6.50%		04/2020	8,409	8,371	0.9	7,778
Inventus Power, Inc.(4)	One stop	L + 5.50%	N/A	(5)	04/2020	—	(2)	—	(39)
Onicon Incorporated*ˆ#	One stop	L + 6.00%	7.00%		04/2020	13,338	13,211	1.5	13,338
Onicon Incorporated(4)	One stop	L + 6.00%	N/A	(5)	04/2020	—	(6)	—	—
PetroChoice Holdings, Inc.ˆ	Senior loan	L + 5.00%	6.00%		08/2022	1,763	1,716	0.2	1,763
Plex Systems, Inc.*ˆ	One stop	L + 7.50%	8.75%		06/2020	18,797	18,439	2.2	18,797
Plex Systems, Inc.(4)	One stop	L + 7.50%	N/A	(5)	06/2020	—	(28)	—	—
Reladyne, Inc.*ˆ	Senior loan	L + 5.25%	6.25%		07/2022	10,149	9,999	1.2	10,149
Reladyne, Inc.*	Senior loan	L + 5.25%	6.25%		07/2022	111	110	—	111
Reladyne, Inc.	Senior loan	L + 5.25%	6.25%		07/2022	36	36	—	36

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
December 31, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)		Maturity Date	Principal/ Par Amount(3)	Amortized Cost	Percentage of Net Assets	Fair Value
Diversified Conglomerate Manufacturing – (continued)
Reladyne, Inc.	Senior loan	L + 5.25%	6.25%		07/2022	$26	$24	—%	$26
Reladyne, Inc.(4)	Senior loan	L + 5.25%	N/A	(5)	07/2022	—	(1)	—	—
Sunless Merger Sub, Inc.ˆ#	Senior loan	L + 5.00%	6.25%		07/2019	1,488	1,496	0.2	1,488
Sunless Merger Sub, Inc.	Senior loan	P + 3.75%	7.50%		07/2019	145	145	—	145
						80,718	79,784	9.2	80,048
Diversified Conglomerate Service
Accellos, Inc.*ˆ	One stop	L + 5.75%	6.75%		07/2020	17,126	16,999	2.0	17,126
Accellos, Inc.(4)	One stop	L + 5.75%	N/A	(5)	07/2020	—	(7)	—	—
Actiance, Inc.*ˆ	One stop	L + 9.00%	10.00%		10/2019	3,962	3,826	0.4	3,943
Actiance, Inc.	One stop	L + 9.00%	N/A	(5)	10/2019	—	—	—	—
Agility Recovery Solutions Inc.*ˆ	One stop	L + 6.50%	7.50%		03/2020	14,057	13,925	1.6	14,057
Agility Recovery Solutions Inc.(4)	One stop	L + 6.50%	N/A	(5)	03/2020	—	(6)	—	—
Bomgar Corporationˆ	One stop	L + 7.50%	8.50%		06/2022	4,876	4,786	0.6	4,876
Bomgar Corporation(4)	One stop	L + 7.50%	N/A	(5)	06/2022	—	(2)	—	—
CIBT Holdings, Incˆ	Senior loan	L + 5.25%	6.25%		06/2022	1,973	1,955	0.2	1,973
CIBT Holdings, Inc	Senior loan	L + 5.25%	N/A	(5)	06/2022	—	—	—	—
Clearwater Analytics, LLCˆ#	One stop	L + 7.50%	8.50%		09/2022	10,025	9,859	1.2	10,025
Clearwater Analytics, LLC(4)	One stop	L + 7.50%	N/A	(5)	09/2022	—	(2)	—	—
Daxko Acquisition Corporationˆ#	One stop	L + 6.50%	7.50%		09/2022	8,536	8,414	1.0	8,536
Daxko Acquisition Corporation	One stop	L + 6.50%	N/A	(5)	09/2022	—	—	—	—
EGD Security Systems, LLC	One stop	L + 6.25%	7.25%		06/2022	11,113	10,887	1.3	11,113
EGD Security Systems, LLCˆ	One stop	L + 6.25%	7.25%		06/2022	98	97	—	98
EGD Security Systems, LLC(4)	One stop	L + 6.25%	N/A	(5)	06/2022	—	(2)	—	—
EGD Security Systems, LLC(4)	One stop	L + 6.25%	N/A	(5)	06/2022	—	(1)	—	—
HealthcareSource HR, Inc.	One stop	L + 6.75%	7.75%		05/2020	17,679	17,392	2.0	17,679
HealthcareSource HR, Inc.(4)	One stop	L + 6.75%	N/A	(5)	05/2020	—	(1)	—	—
Host Analytics, Inc.	One stop	N/A	8.50% cash/ 2.25% PIK		02/2020	3,046	2,999	0.4	3,046
Host Analytics, Inc.	One stop	N/A	8.50% cash/ 2.25% PIK		08/2021	2,553	2,402	0.3	2,553
Host Analytics, Inc.(4)	One stop	N/A	N/A	(5)	02/2020	—	(8)	—	—
III US Holdings, LLCˆ#	One stop	L + 6.00%	7.09%		09/2022	5,496	5,391	0.6	5,496
III US Holdings, LLC(4)	One stop	L + 6.00%	N/A	(5)	09/2022	—	(1)	—	—
Integration Appliance, Inc.*ˆ	One stop	L + 8.25%	9.50%		09/2020	16,123	15,994	1.9	16,123
Integration Appliance, Inc.	One stop	L + 8.25%	9.50%		09/2020	7,913	7,780	0.9	7,913
Integration Appliance, Inc.	One stop	L + 8.25%	9.50%		09/2020	5,396	5,313	0.6	5,396
Integration Appliance, Inc.	One stop	L + 8.25%	9.50%		09/2018	899	892	0.1	899
Integration Appliance, Inc.*	One stop	L + 8.25%	9.50%		09/2020	719	710	0.1	719
Jensen Hughes, Inc.ˆ#	Senior loan	L + 5.00%	6.00%		12/2021	134	133	—	134
Kinnser Software, Inc.	One stop	L + 6.50%	7.50%		12/2022	8,626	8,433	1.0	8,540
Kinnser Software, Inc.(4)	One stop	L + 6.50%	N/A	(5)	12/2021	—	(1)	—	(1)
Netsmart Technologies, Inc.ˆ#	Senior loan	L + 4.50%	5.50%		04/2023	1,768	1,752	0.2	1,777
Netsmart Technologies, Inc.(4)	Senior loan	L + 4.75%	N/A	(5)	04/2023	—	(9)	—	—
Project Alpha Intermediate Holding, Inc.*#	One stop	L + 8.25%	9.25%		08/2022	17,214	16,728	2.0	17,214
PT Intermediate Holdings III, LLC	One stop	L + 6.50%	7.50%		06/2022	22,194	21,688	2.5	22,194
PT Intermediate Holdings III, LLC	One stop	P + 5.50%	9.25%		06/2022	25	22	—	25
Secure-24, LLC*ˆ	One stop	L + 5.00%	6.00%		08/2019	22,604	22,346	2.6	22,379
Secure-24, LLC(4)	One stop	L + 5.00%	N/A	(5)	08/2019	—	(6)	—	(6)
Severin Acquisition, LLCˆ	Senior loan	L + 5.38%	6.38%		07/2021	890	883	0.1	902
Severin Acquisition, LLCˆ	Senior loan	L + 5.00%	6.00%		07/2021	792	786	0.1	792
Severin Acquisition, LLCˆ#	Senior loan	L + 5.00%	6.00%		07/2021	673	667	0.1	673

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
December 31, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)		Maturity Date	Principal/ Par Amount(3)	Amortized Cost	Percentage of Net Assets	Fair Value
Diversified Conglomerate Service – (continued)
Severin Acquisition, LLCˆ	Senior loan	L + 5.38%	6.38%		07/2021	$606	$600	0.1%	$614
Severin Acquisition, LLCˆ	Senior loan	L + 4.88%	5.88%		07/2021	195	194	—	195
Source Medical Solutions, Inc.	Second lien	L + 11.00%	9.00% cash/ 3.00% PIK		03/2018	9,546	9,436	1.1	9,546
Steelwedge Software, Inc.ˆ	One stop	L + 10.00%	9.00% cash/ 2.00% PIK		09/2020	2,208	2,125	0.2	2,208
Steelwedge Software, Inc.	One stop	L + 10.00%	N/A	(5)	09/2020	—	—	—	—
TA MHI Buyer, Inc.ˆ	One stop	L + 6.50%	7.50%		09/2021	8,212	8,155	0.9	8,212
TA MHI Buyer, Inc.*	One stop	L + 6.50%	7.50%		09/2021	1,278	1,266	0.1	1,278
TA MHI Buyer, Incˆ.ˆ	One stop	L + 6.50%	7.50%		09/2021	664	658	0.1	664
TA MHI Buyer, Inc.ˆ	One stop	L + 6.50%	7.50%		09/2021	237	235	—	237
TA MHI Buyer, Inc.	One stop	L + 6.50%	N/A	(5)	09/2021	—	—	—	—
Trintech, Inc.*ˆ#	One stop	L + 6.00%	7.00%		10/2021	10,938	10,826	1.3	10,938
Trintech, Inc.	One stop	L + 6.00%	N/A	(5)	10/2021	—	—	—	—
Vendavo, Inc.	One stop	L + 8.50%	9.50%		10/2019	17,981	17,739	2.0	17,672
Vendavo, Inc.(4)	One stop	L + 8.50%	N/A	(5)	10/2019	—	(9)	—	(25)
Vendor Credentialing Service LLC	One stop	L + 6.00%	7.00%		11/2021	10,169	9,956	1.2	10,169
Vendor Credentialing Service LLC(4)	One stop	L + 6.00%	N/A	(5)	11/2021	—	(1)	—	—
Vitalyst, LLC	Senior loan	L + 5.00%	6.25%		09/2017	1,365	1,363	0.2	1,365
Vitalyst, LLC	Senior loan	P + 4.00%	7.75%		09/2017	11	11	—	11
Workforce Software, LLCˆ	One stop	L + 10.50%	4.50% cash/ 7.00% PIK		06/2021	5,128	5,095	0.6	5,128
Workforce Software, LLC	One stop	L + 10.50%	N/A	(5)	06/2021	—	—	—	—
Xmatters, Inc. and Alarmpoint, Inc.	One stop	L + 8.50%	9.50%		08/2021	4,629	4,567	0.5	4,629
Xmatters, Inc. and Alarmpoint, Inc.	One stop	P + 7.25%	11.00%		08/2021	20	20	—	20
						279,697	275,249	32.1	279,055
Ecological
Pace Analytical Services, LLC	One stop	L + 6.25%	7.25%		09/2022	15,462	15,054	1.8	15,462
Pace Analytical Services, LLC	One stop	L + 6.25%	7.25%		09/2022	12	6	—	12
Pace Analytical Services, LLC(4)	One stop	L + 6.25%	N/A	(5)	09/2022	—	(2)	—	—
						15,474	15,058	1.8	15,474
Electronics
Appriss Holdings, Inc.*#	Senior loan	L + 5.25%	6.25%		11/2020	15,412	15,240	1.8	15,412
Appriss Holdings, Inc.	Senior loan	P + 4.00%	7.12%		11/2020	1,892	1,863	0.2	1,892
Compusearch Software Holdings, Inc.ˆ	Senior loan	L + 4.25%	5.25%		05/2021	1,305	1,302	0.1	1,305
Diligent Corporation*	One stop	L + 6.75%	7.75%		04/2022	4,876	4,767	0.5	4,897
Diligent Corporation*ˆ	One stop	L + 6.25%	7.25%		04/2022	2,669	2,630	0.3	2,630
Diligent Corporation(4)	One stop	L + 6.75%	N/A	(5)	04/2022	—	(2)	—	—
ECI Acquisition Holdings, Inc.*ˆ#	One stop	L + 6.25%	7.25%		03/2019	21,612	21,432	2.5	21,612
ECI Acquisition Holdings, Inc.*	One stop	L + 6.25%	7.25%		03/2019	1,399	1,388	0.2	1,399
ECI Acquisition Holdings, Inc.(4)	One stop	L + 6.25%	N/A	(5)	03/2019	—	(8)	—	—
Gamma Technologies, LLCˆ#	One stop	L + 5.00%	6.00%		06/2021	17,955	17,821	2.1	17,955
Gamma Technologies, LLC	One stop	L + 5.00%	6.00%		06/2021	5	4	—	5
LD Intermediate Holdings, Inc.*ˆ	Senior loan	L + 5.88%	6.88%		12/2022	2,588	2,382	0.3	2,406
Park Place Technologies LLC*ˆ#	One stop	L + 5.00%	6.00%		06/2022	16,175	15,982	1.8	16,014
Park Place Technologies LLC(4)	One stop	L + 5.00%	N/A	(5)	06/2022	—	(2)	—	(2)
SEI, Inc.ˆ#	Senior loan	L + 4.75%	5.75%		07/2021	1,099	1,088	0.1	1,099
Sloan Company, Inc., Theˆ#	One stop	L + 7.25%	8.25%		04/2020	7,494	7,400	0.8	7,120
Sloan Company, Inc., The	One stop	L + 7.25%	8.25%		04/2020	15	14	—	12
Sovos Compliance*ˆ	One stop	L + 7.25%	8.25%		03/2022	9,399	9,232	1.1	9,399
Sovos Compliance(4)	One stop	L + 7.25%	N/A	(5)	03/2022	—	(1)	—	—

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
December 31, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)		Maturity Date	Principal/ Par Amount(3)	Amortized Cost	Percentage of Net Assets	Fair Value
Electronics – (continued)
Sparta Holding Corporation*ˆ#	One stop	L + 5.50%	6.50%		07/2020	$22,309	$22,142	2.6%	$22,309
Sparta Holding Corporation(4)	One stop	L + 5.50%	N/A(5)		07/2020	—	(23)	—	—
Watchfire Enterprises, Inc.	Second lien	L + 8.00%	9.00%		10/2021	9,435	9,283	1.1	9,435
						135,639	133,934	15.5	134,899
Grocery
MyWebGrocer, Inc.*	One stop	L + 8.75%	10.00%		05/2017	14,271	14,218	1.6	14,271
Teasdale Quality Foods, Inc.ˆ#	Senior loan	L + 4.75%	5.77%		10/2020	716	704	0.1	726
Teasdale Quality Foods, Inc.ˆ#	Senior loan	L + 4.75%	5.77%		10/2020	536	532	0.1	543
						15,523	15,454	1.8	15,540
Healthcare, Education and Childcare
Active Day, Inc.	One stop	L + 6.00%	7.00%		12/2021	13,504	13,198	1.6	13,504
Active Day, Inc.ˆ	One stop	L + 6.00%	7.00%		12/2021	1,042	1,027	0.1	1,042
Active Day, Inc.(4)	One stop	L + 6.00%	N/A(5)		12/2021	—	(1)	—	—
Active Day, Inc.(4)	One stop	L + 6.00%	N/A(5)		12/2021	—	(20)	—	—
ADCS Clinics Intermediate Holdings, LLC	One stop	L + 5.75%	6.75%		05/2022	21,442	20,866	2.5	21,442
ADCS Clinics Intermediate Holdings, LLC*	One stop	L + 5.75%	6.75%		05/2022	109	107	—	109
ADCS Clinics Intermediate Holdings, LLC	One stop	P + 4.75%	8.50%		05/2022	33	31	—	33
ADCS Clinics Intermediate Holdings, LLC*	One stop	L + 5.75%	6.75%		05/2022	32	32	—	32
ADCS Clinics Intermediate Holdings, LLC(4)	One stop	L + 5.75%	N/A(5)		05/2022	—	(4)	—	—
Agilitas USA, Inc.ˆ	Senior loan	L + 4.00%	5.00%		10/2020	2,119	2,106	0.2	2,013
Aris Teleradiology Company, LLC*	Senior loan	L + 4.75%	5.75%		03/2021	2,720	2,695	0.3	2,693
Aris Teleradiology Company, LLC	Senior loan	L + 4.75%	5.75%		03/2021	15	15	—	15
Avalign Technologies, Inc.ˆ	Senior loan	L + 4.50%	5.50%		07/2021	1,136	1,132	0.1	1,136
BIORECLAMATIONIVT, LLC*ˆ#	One stop	L + 6.25%	7.25%		01/2021	14,356	14,153	1.7	14,356
BIORECLAMATIONIVT, LLC(4)	One stop	L + 6.25%	N/A(5)		01/2021	—	(1)	—	—
California Cryobank, LLCˆ	One stop	L + 5.50%	6.50%		08/2019	1,547	1,538	0.2	1,531
California Cryobank, LLCˆ	One stop	L + 5.50%	6.50%		08/2019	758	747	0.1	750
California Cryobank, LLCˆ	One stop	L + 5.50%	6.50%		08/2019	213	212	—	211
California Cryobank, LLC(4)	One stop	L + 5.50%	N/A	(5)	08/2019	—	(1)	—	(2)
Certara L.P.*ˆ	One stop	L + 6.25%	7.25%		12/2018	20,705	20,584	2.4	20,705
Certara L.P.(4)	One stop	L + 6.25%	N/A(5)		12/2018	—	(5)	—	—
CLP Healthcare Services, Inc.ˆ	Senior loan	L + 5.25%	6.25%		12/2020	3,954	3,920	0.5	3,954
CPI Buyer, LLC*ˆ	Senior loan	L + 4.50%	5.50%		08/2021	7,720	7,514	0.9	7,720
Curo Health Services LLCˆ#	Senior loan	L + 5.50%	6.50%		02/2022	1,965	1,951	0.2	1,981
DCA Investment Holding, LLC*ˆ#	One stop	L + 5.25%	6.25%		07/2021	18,919	18,604	2.1	18,542
DCA Investment Holding, LLC*ˆ#	One stop	L + 5.25%	6.25%		07/2021	13,570	13,433	1.5	13,298
DCA Investment Holding, LLCˆ#	One stop	L + 5.25%	6.25%		07/2021	2,494	2,446	0.3	2,444
DCA Investment Holding, LLC	One stop	P + 4.25%	8.00%		07/2021	482	468	0.1	455
DCA Investment Holding, LLC(4)	One stop	L + 5.25%	N/A(5)		07/2021	—	(4)	—	(4)
Deca Dental Management LLC*ˆ	One stop	L + 6.25%	7.25%		07/2020	4,136	4,092	0.5	4,136
Deca Dental Management LLC	One stop	L + 6.25%	7.25%		07/2020	503	498	0.1	503
Deca Dental Management LLC	One stop	L + 6.25%	7.25%		07/2020	50	49	—	50
Deca Dental Management LLC(4)	One stop	L + 6.25%	N/A	(5)	07/2020	—	(3)	—	—
Delta Educational Systems*(6)	Senior loan	P + 4.75%	8.25%		12/2017	1,438	1,433	—	—
Delta Educational Systems(4)(6)	Senior loan	L + 6.00%	N/A(5)		12/2017	—	—	—	(69)
Dental Holdings Corporation	One stop	L + 5.50%	6.50%		02/2020	7,580	7,470	0.9	7,580
Dental Holdings Corporation	One stop	L + 5.50%	6.50%		02/2020	1,153	1,142	0.1	1,153

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
December 31, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/ Par Amount(3)	Amortized Cost	Percentage of Net Assets	Fair Value
Healthcare, Education and Childcare – (continued)
Dental Holdings Corporation	One stop	P + 4.25%	8.00%	02/2020	$213	$204	—%	$213
eSolutions, Inc.	One stop	L + 6.50%	7.50%	03/2022	12,782	12,535	1.5	12,782
eSolutions, Inc.(4)	One stop	L + 6.50%	N/A(5)	03/2022	—	(1)	—	—
G & H Wire Company, Inc.*ˆ	One stop	L + 5.75%	6.75%	12/2017	13,123	13,089	1.5	13,123
G & H Wire Company, Inc.	One stop	P + 4.50%	8.25%	12/2017	286	284	—	286
Joerns Healthcare, LLC*ˆ	One stop	L + 7.00%	8.00%	05/2020	3,829	3,791	0.4	3,599
Katena Holdings, Inc.ˆ	One stop	L + 6.25%	7.25%	06/2021	8,677	8,609	1.0	8,677
Katena Holdings, Inc.ˆ	One stop	L + 6.25%	7.25%	06/2021	847	841	0.1	847
Katena Holdings, Inc.	One stop	P + 5.25%	9.00%	06/2021	18	17	—	18
Lombart Brothers, Inc.	One stop	L + 6.50%	7.50%	04/2022	3,499	3,403	0.4	3,499
Lombart Brothers, Inc.(4)	One stop	L + 6.50%	N/A(5)	04/2022	—	(1)	—	—
Maverick Healthcare Group, LLC*	Senior loan	L + 7.50%	7.25% cash/ 2.00% PIK	04/2017	1,930	1,928	0.2	1,930
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.50%	7.50%	05/2022	8,583	8,359	1.0	8,583
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.50%	7.50%	05/2022	42	41	—	42
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.50%	7.50%	05/2022	23	22	—	23
Oliver Street Dermatology Holdings, LLC(4)	One stop	L + 6.50%	N/A(5)	05/2022	—	(2)	—	—
Pinnacle Treatment Centers, Inc.	One stop	L + 6.25%	7.25%	08/2021	10,056	9,801	1.2	10,056
Pinnacle Treatment Centers, Inc.	One stop	P + 5.00%	8.75%	08/2021	10	8	—	10
Pinnacle Treatment Centers, Inc.(4)	One stop	L + 6.25%	N/A(5)	08/2021	—	(2)	—	—
PPT Management Holdings, LLCˆ#	One stop	L + 6.00%	7.00%	12/2022	10,300	10,070	1.2	10,145
PPT Management Holdings, LLC(4)	One stop	L + 6.00%	N/A(5)	12/2022	—	—	—	(7)
PPT Management Holdings, LLC(4)	One stop	L + 6.00%	N/A(5)	12/2022	—	(4)	—	(3)
Premise Health Holding Corp.ˆ#	One stop	L + 4.50%	5.50%	06/2020	14,925	14,849	1.7	14,925
Premise Health Holding Corp.(4)	One stop	L + 4.50%	N/A(5)	06/2020	—	(15)	—	—
Radiology Partners, Inc.ˆ#	One stop	L + 5.50%	6.50%	09/2020	22,514	22,256	2.6	22,514
Radiology Partners, Inc.	One stop	L + 5.50%	6.50%	09/2020	832	815	0.1	832
Radiology Partners, Inc.	One stop	L + 5.50%	6.50%	09/2020	706	706	0.1	706
Radiology Partners, Inc.(4)	One stop	L + 5.50%	N/A(5)	09/2020	—	(4)	—	—
Reliant Pro ReHab, LLC*	Senior loan	L + 5.00%	6.00%	12/2017	2,532	2,521	0.3	2,532
Reliant Pro ReHab, LLC	Senior loan	P + 4.00%	7.75%	12/2017	226	222	—	226
Riverchase MSO, LLCˆ#	Senior loan	L + 5.25%	6.25%	10/2022	4,043	3,985	0.5	3,982
Riverchase MSO, LLC(4)	Senior loan	L + 5.25%	N/A(5)	10/2022	—	(1)	—	(1)
RXH Buyer Corporation*ˆ	One stop	L + 5.75%	6.75%	09/2021	17,391	17,119	1.9	16,870
RXH Buyer Corporation*	One stop	L + 5.75%	6.75%	09/2021	1,968	1,937	0.2	1,909
RXH Buyer Corporation	One stop	P + 4.75%	8.50%	09/2021	35	32	—	29
RXH Buyer Corporation(4)	One stop	L + 5.75%	N/A(5)	09/2021	—	(13)	—	(25)
Southern Anesthesia and Surgical	One stop	L + 5.50%	6.50%	11/2017	4,893	4,869	0.5	4,893
Southern Anesthesia and Surgical(4)	One stop	L + 5.50%	N/A(5)	11/2017	—	(2)	—	—
Spear Education, LLCˆ#	One stop	L + 5.75%	6.75%	08/2019	4,720	4,689	0.5	4,720
Spear Education, LLC	One stop	L + 5.75%	6.75%	08/2019	76	76	—	76
Spear Education, LLC	One stop	L + 5.75%	N/A(5)	08/2019	—	—	—	—
Summit Behavioral Holdings I, LLC*	One stop	L + 5.00%	6.00%	06/2021	4,371	4,322	0.5	4,371
Summit Behavioral Holdings I, LLC(4)	One stop	L + 5.00%	N/A(5)	06/2021	—	(1)	—	—
Summit Behavioral Holdings I, LLC(4)	One stop	L + 5.00%	N/A(5)	06/2021	—	(2)	—	—
Surgical Information Systems, LLCˆ	Senior loan	L + 3.00%	4.02%	09/2018	1,673	1,672	0.2	1,673
U.S. Anesthesia Partners, Inc.ˆ#	One stop	L + 5.00%	6.12%	12/2019	5,867	5,851	0.7	5,867
U.S. Anesthesia Partners, Inc.ˆ#	Senior loan	L + 5.00%	6.00%	12/2019	1,597	1,581	0.2	1,597
WIRB-Copernicus Group, Inc.*ˆ	Senior loan	L + 5.00%	6.00%	08/2022	9,886	9,794	1.1	9,886

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
December 31, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/ Par Amount(3)	Amortized Cost	Percentage of Net Assets	Fair Value
Healthcare, Education and Childcare – (continued)
WIRB-Copernicus Group, Inc.(4)	Senior loan	L + 5.00%	N/A(5)	08/2022	$—	$(1)	—%	$—
Young Innovations, Inc.*#	Senior loan	L + 5.00%	6.00%	01/2019	8,025	7,950	0.9	7,944
Young Innovations, Inc.(4)	Senior loan	L + 5.00%	N/A(5)	01/2019	—	(1)	—	(1)
					324,193	319,622	36.9	320,661
Home and Office Furnishings, Housewares, and Durable Consumer
Plano Molding Company, LLC*ˆ#	One stop	L + 7.00%	8.00%	05/2021	14,594	14,408	1.6	13,866
Hotels, Motels, Inns, and Gaming
Aimbridge Hospitality, LLCˆ	Senior loan	L + 4.50%	5.75%	10/2018	811	801	0.1	811
Insurance
Captive Resources Midco, LLC*ˆ#	One stop	L + 5.75%	6.75%	06/2020	26,059	25,827	3.0	26,059
Captive Resources Midco, LLC(4)	One stop	L + 5.75%	N/A(5)	06/2020	—	(15)	—	—
Captive Resources Midco, LLC(4)	One stop	L + 5.75%	N/A(5)	06/2020	—	(16)	—	—
Higginbotham Insurance Agency, Inc.*	Senior loan	L + 5.00%	6.00%	11/2021	1,611	1,599	0.1	1,611
Internet Pipeline, Inc.	One stop	L + 7.25%	8.25%	08/2022	4,898	4,790	0.6	4,898
Internet Pipeline, Inc.(4)	One stop	L + 7.25%	N/A(5)	08/2021	—	(1)	—	—
RSC Acquisition, Inc.ˆ#	Senior loan	L + 5.25%	6.25%	11/2022	627	622	0.1	627
					33,195	32,806	3.8	33,195
Leisure, Amusement, Motion Pictures and Entertainment
NFD Operating, LLC*	One stop	L + 7.00%	8.25%	06/2021	2,343	2,311	0.3	2,343
NFD Operating, LLC	One stop	L + 7.00%	N/A(5)	06/2021	—	—	—	—
NFD Operating, LLC(4)	One stop	L + 7.00%	N/A(5)	06/2021	—	(1)	—	—
Self Esteem Brands, LLCˆ	Senior loan	L + 4.00%	5.00%	02/2020	2,791	2,782	0.3	2,791
Self Esteem Brands, LLC(4)	Senior loan	L + 4.00%	N/A(5)	02/2020	—	(3)	—	—
Teaching Company, The	One stop	L + 6.25%	7.25%	08/2020	18,878	18,672	2.2	18,878
Teaching Company, The	One stop	L + 6.25%	7.25%	08/2020	30	29	—	30
Titan Fitness, LLC*	One stop	L + 6.50%	7.75%	09/2019	13,189	13,050	1.5	13,189
Titan Fitness, LLC*	One stop	L + 6.50%	7.75%	09/2019	1,747	1,735	0.2	1,747
Titan Fitness, LLC	One stop	P + 5.25%	9.00%	09/2019	1,118	1,106	0.1	1,118
Titan Fitness, LLC	One stop	L + 6.50%	7.75%	09/2019	582	549	0.1	582
					40,678	40,230	4.7	40,678
Mining, Steel, Iron and Non-Precious Metals
Benetech, Inc.*	One stop	L + 9.00%	10.25%	10/2017	4,358	4,348	0.4	3,835
Benetech, Inc.	One stop	P + 7.75%	11.50%	10/2017	52	50	—	34
					4,410	4,398	0.4	3,869
Oil and Gas
Drilling Info, Inc.ˆ#(7)	One stop	L + 5.50%	6.50%	06/2020	1,786	1,764	0.2	1,786
Drilling Info, Inc.*(7)	One stop	L + 5.50%	6.50%	06/2020	510	500	0.1	510
Drilling Info, Inc.(4)(7)	One stop	L + 5.50%	N/A(5)	06/2020	—	(1)	—	—
					2,296	2,263	0.3	2,296
Personal and Non-Durable Consumer Products
Georgica Pine Clothiers, LLC	One stop	L + 5.50%	6.50%	11/2021	5,721	5,629	0.7	5,721
Georgica Pine Clothiers, LLCˆ	One stop	L + 5.50%	6.50%	11/2021	499	494	0.1	499
Georgica Pine Clothiers, LLC*	One stop	L + 5.50%	6.50%	11/2021	350	346	—	350
Georgica Pine Clothiers, LLC	One stop	P + 4.50%	8.25%	11/2021	8	7	—	8

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
December 31, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/ Par Amount(3)	Amortized Cost	Percentage of Net Assets	Fair Value
Personal and Non-Durable Consumer Products – (continued)
Massage Envy, LLC*ˆ#	One stop	L + 6.75%	7.75%	09/2020	$35,458	$35,046	4.0%	$35,102
Massage Envy, LLC	One stop	L + 6.75%	7.75%	09/2020	737	725	0.1	727
Massage Envy, LLC(4)	One stop	L + 6.75%	N/A(5)	09/2020	—	(1)	—	(1)
Orthotics Holdings, Inc	One stop	L + 5.00%	6.00%	02/2020	139	129	—	132
Orthotics Holdings, Inc.*#	One stop	L + 5.00%	6.00%	02/2020	8,354	8,287	0.9	7,936
Orthotics Holdings, Inc.*#(9)	One stop	L + 5.00%	6.00%	02/2020	1,370	1,358	0.2	1,301
Orthotics Holdings, Inc.(4)	One stop	L + 5.00%	N/A(5)	02/2020	—	(11)	—	—
Orthotics Holdings, Inc.(4)(9)	One stop	L + 5.00%	N/A(5)	02/2020	—	(1)	—	—
Team Technologies Acquisition Companyˆ	Senior loan	L + 5.00%	6.25%	12/2017	4,549	4,538	0.5	4,504
Team Technologies Acquisition Company#	Senior loan	L + 5.50%	6.76%	12/2017	838	834	0.1	834
Team Technologies Acquisition Company(4)	Senior loan	L + 5.00%	N/A(5)	12/2017	—	(1)	—	(3)
					58,023	57,379	6.6	57,110
Personal, Food and Miscellaneous Services
Ignite Restaurant Group, Inc (Joe’s Crab Shack)ˆ	One stop	L + 7.00%	8.00%	02/2019	4,312	4,279	0.5	4,096
PetVet Care Centers LLCˆ	Senior loan	L + 4.75%	5.75%	12/2020	5,822	5,738	0.7	5,763
PetVet Care Centers LLCˆ	Senior loan	L + 4.75%	5.75%	12/2020	1,216	1,200	0.2	1,204
PetVet Care Centers LLC(4)	Senior loan	L + 4.75%	N/A(5)	12/2019	—	(9)	—	(7)
Vetcor Professional Practices LLC*ˆ#	One stop	L + 6.25%	7.25%	04/2021	28,970	28,482	3.3	28,970
Vetcor Professional Practices LLC*	One stop	L + 6.25%	7.25%	04/2021	964	955	0.1	964
Vetcor Professional Practices LLCˆ#	One stop	L + 6.25%	7.25%	04/2021	955	939	0.1	955
Vetcor Professional Practices LLC	One stop	L + 6.25%	7.25%	04/2021	731	718	0.1	731
Vetcor Professional Practices LLCˆ#	One stop	L + 6.25%	7.25%	04/2021	288	285	—	288
Vetcor Professional Practices LLCˆ#	One stop	L + 6.25%	7.25%	04/2021	235	233	—	235
Vetcor Professional Practices LLC	One stop	L + 6.25%	7.25%	04/2021	130	112	—	130
Vetcor Professional Practices LLC(4)	One stop	L + 6.25%	N/A(5)	04/2021	—	(4)	—	—
Vetcor Professional Practices LLC(4)	One stop	L + 6.25%	N/A(5)	04/2021	—	(15)	—	—
Veterinary Specialists of North America, LLC*ˆ	One stop	L + 5.00%	6.00%	07/2021	6,086	6,018	0.7	6,086
Veterinary Specialists of North America, LLC*	One stop	L + 5.00%	6.00%	07/2021	64	63	—	64
Veterinary Specialists of North America, LLC(4)	One stop	L + 5.00%	N/A(5)	07/2021	—	(3)	—	—
Veterinary Specialists of North America, LLC(4)	One stop	L + 5.00%	N/A(5)	07/2021	—	(17)	—	—
Wetzel’s Pretzels, LLC	One stop	L + 6.75%	7.75%	09/2021	7,064	6,883	0.8	7,064
Wetzel’s Pretzels, LLC(4)	One stop	L + 6.75%	N/A(5)	09/2021	—	(1)	—	—
					56,837	55,856	6.5	56,543
Printing and Publishing
Brandmuscle, Inc.ˆ#	Senior loan	L + 5.00%	6.00%	12/2021	629	623	0.1	635
Market Track, LLC*ˆ#	One stop	L + 7.00%	8.00%	10/2019	28,530	28,301	3.3	28,530
Market Track, LLC*	One stop	L + 7.00%	8.00%	10/2019	2,169	2,152	0.2	2,169
Market Track, LLCˆ#	One stop	L + 7.00%	8.00%	10/2019	2,135	2,122	0.2	2,135
Market Track, LLC	One stop	L + 7.00%	8.00%	10/2019	1,759	1,742	0.2	1,759
Market Track, LLC*	One stop	L + 7.00%	8.00%	10/2019	1,281	1,275	0.2	1,281
Marketo, Inc.	One stop	L + 9.50%	10.50%	08/2021	9,940	9,664	1.1	9,940
Marketo, Inc.(4)	One stop	L + 9.50%	N/A(5)	08/2021	—	(2)	—	—
					46,443	45,877	5.3	46,449

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
December 31, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/ Par Amount(3)	Amortized Cost	Percentage of Net Assets	Fair Value
Retail Stores
Batteries Plus Holding Corporation	One stop	L + 6.75%	7.75%	07/2022	$13,861	$13,531	1.6%	$13,861
Batteries Plus Holding Corporation(4)	One stop	L + 6.75%	N/A(5)	07/2022	—	(2)	—	—
CVS Holdings I, LP*ˆ#	One stop	L + 6.25%	7.25%	08/2021	22,226	21,884	2.6	22,226
CVS Holdings I, LP*	One stop	L + 6.25%	7.25%	08/2021	320	314	—	320
CVS Holdings I, LP(4)	One stop	L + 6.25%	N/A(5)	08/2020	—	(3)	—	—
CVS Holdings I, LP(4)	One stop	L + 6.25%	N/A(5)	08/2021	—	(7)	—	—
Cycle Gear, Inc.ˆ	One stop	L + 6.50%	7.50%	01/2020	10,506	10,365	1.2	10,506
Cycle Gear, Inc.	One stop	P + 5.25%	9.00%	01/2020	461	446	0.1	461
Cycle Gear, Inc.(4)	One stop	L + 6.50%	N/A(5)	01/2020	—	(9)	—	—
DTLR, Inc.*ˆ	One stop	L + 6.50%	7.50%	10/2020	11,365	11,280	1.3	11,365
Elite Sportswear, L.P.	Senior loan	L + 5.25%	6.25%	03/2020	6,994	6,880	0.8	6,924
Elite Sportswear, L.P.	Senior loan	L + 5.00%	6.00%	03/2020	2,813	2,767	0.3	2,765
Elite Sportswear, L.P.	Senior loan	L + 5.25%	6.25%	03/2020	1,447	1,429	0.2	1,433
Elite Sportswear, L.P.	Senior loan	L + 5.25%	6.25%	03/2020	220	216	—	217
Elite Sportswear, L.P.(4)	Senior loan	L + 5.00%	N/A(5)	03/2020	—	(7)	—	(14)
Express Oil Change, LLC	Senior loan	L + 5.00%	6.00%	12/2017	1,707	1,697	0.2	1,707
Express Oil Change, LLCˆ	Senior loan	L + 5.00%	6.00%	12/2017	466	464	0.1	466
Feeders Supply Company, LLC	One stop	L + 5.75%	6.75%	04/2021	5,234	5,131	0.6	5,234
Feeders Supply Company, LLC	Subordinated debt	N/A	12.50% cash/ 7.00% PIK	04/2021	56	56	—	56
Feeders Supply Company, LLC	One stop	L + 5.75%	6.75%	04/2021	10	9	—	10
Marshall Retail Group, LLC, Theˆ#	One stop	L + 6.00%	7.00%	08/2020	12,175	12,083	1.3	11,566
Marshall Retail Group, LLC, The	One stop	L + 6.00%	7.00%	08/2019	410	393	—	300
Mills Fleet Farm Group LLC*ˆ	One stop	L + 5.50%	6.50%	02/2022	1,815	1,710	0.2	1,815
Paper Source, Inc.*ˆ#	One stop	L + 6.25%	7.25%	09/2018	12,724	12,656	1.5	12,724
Paper Source, Inc.*	One stop	L + 6.25%	7.25%	09/2018	1,689	1,677	0.2	1,689
Paper Source, Inc.(4)	One stop	L + 6.25%	N/A(5)	09/2018	—	(7)	—	—
Pet Holdings ULC*ˆ(8)(9)	One stop	L + 5.50%	6.50%	07/2022	14,738	14,467	1.7	14,738
Pet Holdings ULC(8)(9)	One stop	P + 4.50%	8.25%	07/2022	67	65	—	67
Pet Holdings ULC(4)(8)(9)	One stop	L + 5.50%	N/A(5)	07/2022	—	(1)	—	—
Sneaker Villa, Inc.*#	One stop	L + 7.75%	8.75%	12/2020	12,436	12,336	1.4	12,436
					133,740	131,820	15.3	132,872
Telecommunications
Arise Virtual Solutions, Inc.ˆ	One stop	L + 6.50%	7.75%	12/2018	1,310	1,302	0.1	1,244
Arise Virtual Solutions, Inc.(4)	One stop	L + 6.50%	N/A(5)	12/2018	—	(1)	—	—
Hosting.com Inc.*	Senior loan	L + 4.50%	5.75%	12/2017	702	700	0.1	702
Hosting.com Inc.	Senior loan	L + 4.50%	5.75%	12/2017	75	74	—	75
NetMotion Wireless Holdings, Inc.ˆ#	One stop	L + 6.25%	7.25%	10/2021	7,394	7,288	0.9	7,320
NetMotion Wireless Holdings, Inc.	One stop	L + 6.25%	7.25%	10/2021	5	4	—	5
					9,486	9,367	1.1	9,346
Textile and Leather
SHO Holding I Corporation*	Senior loan	L + 5.00%	6.00%	10/2022	2,057	2,013	0.2	2,057
SHO Holding I Corporation(4)	Senior loan	L + 4.00%	N/A(5)	10/2021	—	(1)	—	(2)
					2,057	2,012	0.2	2,055

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
December 31, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/ Par Amount(3)	Amortized Cost	Percentage of Net Assets	Fair Value
Utilities
Arcos, LLC	One stop	L + 6.50%	7.50%	02/2021	$4,004	$3,938	0.4%	$4,004
Arcos, LLC	One stop	L + 6.50%	N/A(5)	02/2021	—	—	—	—
Power Plan Holdings, Inc.*#	Senior loan	L + 4.75%	5.75%	02/2022	6,783	6,697	0.8	6,783
PowerPlan Holdings, Inc.(4)	Senior loan	L + 4.75%	N/A(5)	02/2021	—	(5)	—	—
					10,787	10,630	1.2	10,787
Total non-controlled/non-affiliate company debt investments					$1,535,618	$1,515,063	174.6%	$1,518,107
Equity Investments(10)(11)
Aerospace and Defense
NTS Technical Systems	Common stock	N/A	N/A	N/A	$2	$1,506	0.2%	$1,290
NTS Technical Systems	Preferred stock A	N/A	N/A	N/A	—	128	—	128
Tresys Technology Holdings, Inc.	Common stock	N/A	N/A	N/A	295	295	—	—
Whitcraft LLC	Preferred stock B	N/A	N/A	N/A	1	670	0.2	1,440
Whitcraft LLC	Warrant	N/A	N/A	N/A	—	—	—	280
						2,599	0.4	3,138
Automobile
Polk Acquisition Corp.	LP interest	N/A	N/A	N/A	1	144	—	171
Beverage, Food and Tobacco
Atkins Nutritionals, Inc	LLC interest	N/A	N/A	N/A	57	746	0.3	2,842
Benihana, Inc.	LLC units	N/A	N/A	N/A	43	699	0.1	487
C. J. Foods, Inc.	Preferred stock	N/A	N/A	N/A	—	157	—	310
First Watch Restaurants, Inc.	Common stock	N/A	N/A	N/A	9	964	0.2	1,692
Hopdoddy Holdings, LLC	LLC interest	N/A	N/A	N/A	27	130	—	47
Hopdoddy Holdings, LLC	LLC interest	N/A	N/A	N/A	12	36	—	13
Julio & Sons Company	LLC interest	N/A	N/A	N/A	521	521	0.1	885
Purfoods, LLC	LLC interest	N/A	N/A	N/A	381	381	0.1	464
Richelieu Foods, Inc.	LP interest	N/A	N/A	N/A	220	220	0.1	595
Rubio’s Restaurants, Inc.	Preferred stock A	N/A	N/A	N/A	2	945	0.3	2,465
Tate’s Bake Shop, Inc.	LP interest	N/A	N/A	N/A	462	428	—	463
Uinta Brewing Company	LP interest	N/A	N/A	N/A	462	462	—	—
						5,689	1.2	10,263
Buildings and Real Estate
Brooks Equipment Company, LLC	Common stock	N/A	N/A	N/A	10	1,021	0.1	1,245
Chemicals, Plastics and Rubber
Flexan, LLC	Preferred stock	N/A	N/A	N/A	—	90	—	101
Flexan, LLC	Common stock	N/A	N/A	N/A	1	—	—	13
						90	—	114
Diversified Conglomerate Manufacturing
Chase Industries, Inc.	LLC units	N/A	N/A	N/A	1	1,186	0.2	1,701
Inventus Power, Inc.	Preferred stock	N/A	N/A	N/A	—	370	—	117
Inventus Power, Inc.	Common stock	N/A	N/A	N/A	—	—	—	—
Reladyne, Inc.	LP interest	N/A	N/A	N/A	—	249	—	292
Sunless Merger Sub, Inc.	LP interest	N/A	N/A	N/A	160	160	—	—
						1,965	0.2	2,110
Diversified Conglomerate Service
Actiance, Inc.	Warrant	N/A	N/A	N/A	510	122	—	130
Agility Recovery Solutions Inc.	Preferred stock	N/A	N/A	N/A	67	341	0.1	555
Bomgar Corporation	Common stock	N/A	N/A	N/A	—	108	—	100

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
December 31, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/ Par Amount(3)	Amortized Cost	Percentage of Net Assets	Fair Value
Diversified Conglomerate Service – (continued)
Bomgar Corporation	Common stock	N/A	N/A	N/A	$72	$1	—%	$—
DISA Holdings Acquisition Subsidiary Corp.	Common stock	N/A	N/A	N/A	—	154	—	53
HealthcareSource HR, Inc.	LLC interest	N/A	N/A	N/A	—	348	—	300
Host Analytics, Inc.	Warrant	N/A	N/A	N/A	346	130	—	279
Marathon Data Operating Co., LLC	LLC units	N/A	N/A	N/A	1	264	0.1	402
Marathon Data Operating Co., LLC	LLC units	N/A	N/A	N/A	1	264	—	—
Project Alpha Intermediate Holding, Inc.	Common stock	N/A	N/A	N/A	1	417	0.1	430
Project Alpha Intermediate Holding, Inc.	Common stock	N/A	N/A	N/A	103	4	—	12
Secure-24, LLC	LLC units	N/A	N/A	N/A	263	148	0.1	339
Steelwedge Software, Inc.	Warrant	N/A	N/A	N/A	36,575	76	—	88
TA MHI Buyer, Inc.	Preferred stock	N/A	N/A	N/A	—	202	—	307
Vendavo, Inc.	Preferred stock A	N/A	N/A	N/A	827	827	0.1	827
Vitalyst, LLC	Preferred stock A	N/A	N/A	N/A	—	61	—	46
Vitalyst, LLC	Common stock	N/A	N/A	N/A	1	7	—	—
Workforce Software, LLC	LLC units	N/A	N/A	N/A	308	308	—	303
Xmatters, Inc. and Alarmpoint, Inc.	Warrant	N/A	N/A	N/A	40	32	—	32
						3,814	0.5	4,203
Ecological
Pace Analytical Services, LLC	LLC units	N/A	N/A	N/A	3	277	—	277
Electronics
Diligent Corporation	Preferred stock	N/A	N/A	N/A	83	83	—	119
ECI Acquisition Holdings, Inc.	Common stock	N/A	N/A	N/A	9	873	0.1	1,094
Gamma Technologies, LLC	LLC units	N/A	N/A	N/A	1	134	—	257
SEI, Inc.	LLC units	N/A	N/A	N/A	340	264	—	269
Sloan Company, Inc., The	LLC units	N/A	N/A	N/A	—	122	—	9
Sloan Company, Inc., The	LLC units	N/A	N/A	N/A	1	14	—	—
Sparta Holding Corporation	Common stock	N/A	N/A	N/A	1	567	0.1	704
Sparta Holding Corporation	Common stock	N/A	N/A	N/A	235	6	0.1	364
Syncsort Incorporated	Preferred stock	N/A	N/A	N/A	90	226	0.1	328
						2,289	0.4	3,144
Grocery
MyWebGrocer, Inc.	LLC units	N/A	N/A	N/A	1,418	1,446	0.3	2,147
MyWebGrocer, Inc.	Preferred stock	N/A	N/A	N/A	71	165	—	272
						1,611	0.3	2,419
Healthcare, Education and Childcare
Active Day, Inc.	LLC interest	N/A	N/A	N/A	1	614	0.1	748
ADCS Clinics Intermediate Holdings, LLC	Preferred stock	N/A	N/A	N/A	1	579	0.1	608
ADCS Clinics Intermediate Holdings, LLC	Common stock	N/A	N/A	N/A	—	6	—	64
Advanced Pain Management Holdings, Inc.	Preferred stock	N/A	N/A	N/A	8	829	—	117
Advanced Pain Management Holdings, Inc.	Common stock	N/A	N/A	N/A	67	67	—	—
Advanced Pain Management Holdings, Inc.	Preferred stock	N/A	N/A	N/A	1	64	—	200
BIORECLAMATIONIVT, LLC	LLC interest	N/A	N/A	N/A	—	365	0.1	471
California Cryobank, LLC	LLC units	N/A	N/A	N/A	—	28	—	34
California Cryobank, LLC	LLC units	N/A	N/A	N/A	—	11	—	11
California Cryobank, LLC	LLC units	N/A	N/A	N/A	—	—	—	6

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
December 31, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/ Par Amount(3)	Amortized Cost	Percentage of Net Assets	Fair Value
Healthcare, Education and Childcare – (continued)
Certara L.P.	LP interest	N/A	N/A	N/A	$—	$635	0.2%	$1,374
DCA Investment Holding, LLC	LLC units	N/A	N/A	N/A	8,637	864	0.1	959
DCA Investment Holding, LLC	LLC units	N/A	N/A	N/A	87	9	—	286
Deca Dental Management LLC	LLC units	N/A	N/A	N/A	357	357	0.1	390
Dental Holdings Corporation	LLC units	N/A	N/A	N/A	775	775	0.1	834
Encore GC Acquisition, LLC	LLC units	N/A	N/A	N/A	18	182	—	181
Encore GC Acquisition, LLC	LLC units	N/A	N/A	N/A	18	—	—	—
G & H Wire Company, Inc.	LP interest	N/A	N/A	N/A	102	102	—	98
Global Healthcare Exchange, LLC	Common stock	N/A	N/A	N/A	—	287	—	294
Global Healthcare Exchange, LLC	Common stock	N/A	N/A	N/A	—	5	0.1	335
IntegraMed America, Inc.	LLC interest	N/A	N/A	N/A	—	458	—	202
IntegraMed America, Inc.	LLC interest	N/A	N/A	N/A	—	417	—	325
Katena Holdings, Inc.	LLC units	N/A	N/A	N/A	—	387	—	426
Lombart Brothers, Inc.	Common stock	N/A	N/A	N/A	—	118	—	144
Northwestern Management Services, LLC	LLC units	N/A	N/A	N/A	—	249	0.1	342
Northwestern Management Services, LLC	LLC units	N/A	N/A	N/A	3	3	—	222
Oliver Street Dermatology Holdings, LLC	LLC units	N/A	N/A	N/A	234	234	—	233
Pentec Acquisition Sub, Inc.	Preferred stock	N/A	N/A	N/A	1	116	—	247
Pinnacle Treatment Centers, Inc.	Preferred stock	N/A	N/A	N/A	2	221	—	221
Pinnacle Treatment Centers, Inc.	Common stock	N/A	N/A	N/A	—	2	—	2
Radiology Partners, Inc.	LLC units	N/A	N/A	N/A	43	85	—	125
Reliant Pro ReHab, LLC	Preferred stock A	N/A	N/A	N/A	2	183	0.1	989
RXH Buyer Corporation	LP interest	N/A	N/A	N/A	7	683	0.1	352
Southern Anesthesia and Surgical	LLC units	N/A	N/A	N/A	487	487	0.1	605
Spear Education, LLC	LLC units	N/A	N/A	N/A	—	62	—	67
Spear Education, LLC	LLC units	N/A	N/A	N/A	1	1	—	60
SSH Corporation	Common stock	N/A	N/A	N/A	—	40	—	72
Surgical Information Systems, LLC	Common stock	N/A	N/A	N/A	4	414	0.1	480
U.S. Renal Care, Inc.	LP interest	N/A	N/A	N/A	1	2,665	0.3	2,223
Young Innovations, Inc.	LLC units	N/A	N/A	N/A	—	236	—	175
Young Innovations, Inc.	Common stock	N/A	N/A	N/A	2	—	—	282
						12,840	1.7	14,804
Insurance
Captive Resources Midco, LLC	LLC units	N/A	N/A	N/A	1	—	0.1	229
Internet Pipeline, Inc.	Preferred stock	N/A	N/A	N/A	—	98	—	118
Internet Pipeline, Inc.	Common stock	N/A	N/A	N/A	43	1	—	59
						99	0.1	406
Leisure, Amusement, Motion Pictures and Entertainment
LMP TR Holdings, LLC	LLC units	N/A	N/A	N/A	712	712	0.1	701
Titan Fitness, LLC	LLC units	N/A	N/A	N/A	7	712	0.1	770
						1,424	0.2	1,471
Personal and Non-Durable Consumer Products
C.B. Fleet Company, Incorporated	LLC units	N/A	N/A	N/A	2	134	0.1	465
Georgica Pine Clothiers, LLC	LLC interest	N/A	N/A	N/A	11	106	—	125

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
December 31, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/ Par Amount(3)	Amortized Cost	Percentage of Net Assets	Fair Value
Personal and Non-Durable Consumer Products – (continued)
Massage Envy, LLC	LLC interest	N/A	N/A	N/A	$749	$210	0.1%	$724
Team Technologies Acquisition Company	Common stock	N/A	N/A	N/A	—	114	—	238
						564	0.2	1,552
Personal, Food and Miscellaneous Services
Community Veterinary Partners, LLC	Common stock	N/A	N/A	N/A	1	114	—	142
R.G. Barry Corporation	Preferred stock	N/A	N/A	N/A	—	161	—	204
Vetcor Professional Practices LLC	LLC units	N/A	N/A	N/A	766	525	0.1	547
Vetcor Professional Practices LLC	LLC units	N/A	N/A	N/A	85	85	0.1	592
Veterinary Specialists of North America, LLC	LLC units	N/A	N/A	N/A	—	106	—	106
Wetzel’s Pretzels, LLC	Common stock	N/A	N/A	N/A	—	160	—	160
						1,151	0.2	1,751
Printing and Publishing
Brandmuscle, Inc.	LLC interest	N/A	N/A	N/A	—	240	—	274
Market Track, LLC	Preferred stock	N/A	N/A	N/A	—	145	—	219
Market Track, LLC	Common stock	N/A	N/A	N/A	1	145	0.1	419
						530	0.1	912
Retail Stores
Barcelona Restaurants, LLC	LP interest	N/A	N/A	N/A	1,996	—	0.7	6,044
Batteries Plus Holding Corporation	LLC units	N/A	N/A	N/A	5	529	0.1	529
Cycle Gear, Inc.	LLC interest	N/A	N/A	N/A	19	248	—	415
DentMall MSO, LLC	LLC units	N/A	N/A	N/A	2	97	—	—
DentMall MSO, LLC	LLC units	N/A	N/A	N/A	2	—	—	—
Elite Sportswear, L.P.	LLC interest	N/A	N/A	N/A	—	158	—	233
Express Oil Change, LLC	LLC interest	N/A	N/A	N/A	81	81	—	306
Feeders Supply Company, LLC	Preferred stock	N/A	N/A	N/A	2	192	—	203
Feeders Supply Company, LLC	Common stock	N/A	N/A	N/A	—	—	—	14
Marshall Retail Group LLC, The	LLC units	N/A	N/A	N/A	15	154	—	63
Paper Source, Inc.	Common stock	N/A	N/A	N/A	8	1,387	0.2	1,334
Pet Holdings ULC(8)(9)	LP interest	N/A	N/A	N/A	455	386	—	351
RCP PetPeople LP	LP interest	N/A	N/A	N/A	889	889	0.2	1,590
Sneaker Villa, Inc.	LLC interest	N/A	N/A	N/A	4	411	0.1	543
						4,532	1.3	11,625
Utilities
PowerPlan Holdings, Inc.	Common stock	N/A	N/A	N/A	—	303	—	357
PowerPlan Holdings, Inc.	Common stock	N/A	N/A	N/A	151	3	—	283
						306	—	640
Total non-controlled/non-affiliate company equity investments						$40,945	6.9%	$60,245
Total non-controlled/non-affiliate company investments					$1,535,618	$1,556,008	181.5%	$1,578,352

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
December 31, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/ Par Amount(3)	Amortized Cost	Percentage of Net Assets	Fair Value
Non-controlled affiliate company investments(12)
Debt investments
Leisure, Amusement, Motion Pictures and Entertainment
Competitor Group, Inc.*#(9)	One stop	L + 9.25%	5.00% cash/ 5.50% PIK	11/2018	$9,362	$9,011	1.0%	$8,191
Competitor Group, Inc.(9)	One stop	L + 9.25%	5.00% cash/ 5.50% PIK	11/2018	1,110	1,082	0.1	971
Competitor Group, Inc.(9)	One stop	L + 9.25%	5.00% cash/ 5.50% PIK	11/2018	$9	$9	—%	$9
					10,481	10,102	1.1	9,171
Total non-controlled affiliate company debt investments					$10,481	$10,102	1.1%	$9,171
Equity Investments(10)(11)
Leisure, Amusement, Motion Pictures and Entertainment
Competitor Group, Inc.*#(9)	Preferred stock	N/A	N/A	N/A	$4	$4,226	—%	$—
Competitor Group, Inc.(9)	LLC interest	N/A	N/A	N/A	1	714	—	—
Competitor Group, Inc.*#(9)	Common stock	N/A	N/A	N/A	27	—	—	—
						$4,940	—%	$—
Total non-controlled affiliate company equity investments						$4,940	—%	$—
Total non-controlled affiliate company investments					$10,481	$15,042	1.1%	$9,171
Controlled affiliate company investments(13)
Equity Investments
Investment Funds and Vehicles
Senior Loan Fund LLC(9)	LLC interest	N/A	N/A	N/A		$113,689	12.5%	$108,779
Total controlled affiliate company equity investments						$113,689	12.5%	$108,779
Total investments					$1,546,099	$1,684,739	195.1%	$1,696,302
Cash, Restricted Cash and Cash Equivalents
Cash and Restricted Cash						$42,253	4.8%	$42,253
BlackRock Liquidity Funds T-Fund Institutional Shares (CUSIP 09248U718)		0.23%(14)				29,472	3.4	29,472
Total Cash, Restricted Cash and Cash Equivalents						$71,725	8.2%	$71,725
Total Investments and Cash, Restricted Cash and Cash Equivalents						$1,756,464	203.3%	$1,768,027

*	Denotes that all or a portion of the loan secures the notes offered in the 2010 Debt Securitization (as defined in Note 7).
ˆ	Denotes that all or a portion of the loan secures the notes offered in the 2014 Debt Securitization (as defined in Note 7).
#	Denotes that all or a portion of the loan collateralizes the Credit Facility (as defined in Note 7).
(1)	The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“P”) and which reset daily, quarterly or semiannually. For each, the Company has provided the spread over LIBOR or Prime and the weighted

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
December 31, 2016
(In thousands)

average current interest rate in effect at December 31, 2016. Certain investments are subject to a LIBOR or Prime interest rate floor. For fixed rate loans, a spread above a reference rate is not applicable.
(2)	For portfolio companies with multiple interest rate contracts, the interest rate shown is a weighted average current interest rate in effect at December 31, 2016.
(3)	The total principal amount is presented for debt investments while the number of shares or units owned is presented for equity investments.
(4)	The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par. The negative amortized cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.
(5)	The entire commitment was unfunded at December 31, 2016. As such, no interest is being earned on this investment. The investment may be subject to an unused facility fee.
(6)	Loan was on non-accrual status as of December 31, 2016, meaning that the Company has ceased recognizing interest income on the loan.
(7)	The sale of a portion of this loan does not qualify for sale accounting under ASC Topic 860 — Transfers and Servicing, and therefore, the entire one stop loan asset remains in the Consolidated Schedule of Investments. (See Note 7 in the accompanying notes to the consolidated financial statements.)
(8)	The headquarters of this portfolio company is located in Canada.
(9)	The investment is treated as a non-qualifying asset under Section 55(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2016, total non-qualifying assets at fair value represented 7.6% of the Company’s assets calculated in accordance with the 1940 Act.
(10)	Non-income producing securities.
(11)	Ownership of certain equity investments may occur through a holding company or partnership.
(12)	As defined in the 1940 Act, the Company is deemed to be an “Affiliated Person” of the portfolio company as the Company owns five percent or more of the portfolio company’s securities.
(13)	As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” of and “Control” this portfolio company as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement). See Note 5 in the accompanying notes to the consolidated financial statements for transactions during the year ended December 31, 2016 in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control.
(14)	The rate shown is the annualized seven-day yield as of December 31, 2016.

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments
September 30, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)		Maturity Date	Principal/Par Amount(3)	Amortized Cost	Percentage of Net Assets	Fair Value
Investments
Non-controlled/non-affiliate company investments
Debt investments
Aerospace and Defense
ILC Dover, LP*ˆ#	One stop	L + 9.00%	8.00% cash/ 2.00% PIK		03/2020	$17,730	$17,592	1.7%	$15,070
ILC Dover, LP	One stop	L + 9.00%	8.00% cash/ 2.00% PIK		03/2019	784	776	0.1	667
NTS Technical Systems*ˆ#	One stop	L + 6.25%	7.25		06/2021	26,079	25,721	2.9	25,557
NTS Technical Systems(4)	One stop	L + 6.25%	N/A	(5)	06/2021	—	(83)	—	(71)
NTS Technical Systems(4)	One stop	L + 6.25%	N/A	(5)	06/2021	—	(39)	—	(57)
Tresys Technology Holdings, Inc.(6)	One stop	L + 6.75%	8.00%		12/2017	3,899	3,845	0.1	1,170
Tresys Technology Holdings, Inc.	One stop	L + 6.75%	8.00%		12/2017	537	535	0.1	537
Tronair Parent, Inc.(4)	Senior loan	L + 4.50%	N/A	(5)	09/2021	—	(1)	—	—
Whitcraft LLC*ˆ	One stop	L + 6.50%	7.50%		05/2020	13,504	13,404	1.5	13,504
Whitcraft LLC(4)	One stop	L + 6.50%	N/A	(5)	05/2020	—	(1)	—	—
						62,533	61,749	6.4	56,377
Automobile
American Driveline Systems, Inc.*	Senior loan	L + 5.75%	6.75%		03/2020	1,798	1,758	0.2	1,798
American Driveline Systems, Inc.ˆ	Senior loan	L + 5.75%	6.75%		03/2020	233	229	—	233
American Driveline Systems, Inc.	Senior loan	P + 4.75%	8.25%		03/2020	46	40	—	46
CH Hold Corp. (Caliber Collision)*#	Senior loan	L + 5.25%	6.25%		11/2019	5,144	5,108	0.6	5,144
Dent Wizard International Corporation*	Senior loan	L + 4.75%	5.75%		04/2020	2,469	2,460	0.3	2,469
K&N Engineering, Inc.ˆ	Senior loan	P + 3.25%	6.75%		07/2019	2,821	2,797	0.3	2,821
K&N Engineering, Inc.ˆ	Senior loan	L + 4.25%	5.25%		07/2019	133	122	—	133
K&N Engineering, Inc.(4)	Senior loan	L + 4.25%	N/A	(5)	07/2019	—	(2)	—	—
OEConnection LLC*	Senior loan	L + 5.00%	6.00%		06/2022	4,883	4,763	0.6	4,883
OEConnection LLC(4)	Senior loan	L + 5.00%	N/A	(5)	06/2021	—	(1)	—	—
Polk Acquisition Corp.*	Senior loan	L + 5.00%	6.00%		06/2022	4,734	4,662	0.5	4,734
Polk Acquisition Corp.	Senior loan	L + 5.00%	6.00%		06/2022	54	53	—	54
Polk Acquisition Corp.	Senior loan	L + 5.00%	6.64%		06/2022	18	16	—	18
Polk Acquisition Corp.(4)	Senior loan	L + 5.00%	N/A	(5)	06/2022	—	(2)	—	—
T5 Merger Corporationˆ	One stop	L + 6.25%	7.25%		03/2022	3,200	3,148	0.4	3,168
T5 Merger Corporation(4)	One stop	L + 6.25%	N/A	(5)	03/2022	—	(2)	—	(1)
						25,533	25,149	2.9	25,500
Banking
HedgeServ Holding L.P.*ˆ#	One stop	L + 8.00%	7.00% cash/ 2.00% PIK		02/2019	17,529	17,451	2.0	17,529
HedgeServ Holding L.P.(4)	One stop	L + 6.00%	N/A	(5)	02/2019	—	(4)	—	—
						17,529	17,447	2.0	17,529
Beverage, Food and Tobacco
Abita Brewing Co., L.L.C.	One stop	L + 5.75%	6.75%		04/2021	7,993	7,871	0.8	7,194
Abita Brewing Co., L.L.C.(4)	One stop	L + 5.75%	6.75%		04/2021	4	3	—	(11)
ABP Corporation*	Senior loan	L + 4.75%	6.00%		09/2018	4,696	4,667	0.5	4,461
ABP Corporation	Senior loan	P + 3.50%	7.25%		09/2018	250	247	—	225
Atkins Nutritionals, Inc*ˆ	One stop	L + 8.50%	9.75%		04/2019	21,636	21,464	2.5	21,636
Atkins Nutritionals, Inc*ˆ#	One stop	L + 5.00%	6.25%		01/2019	16,872	16,752	1.9	16,872
Benihana, Inc.*ˆ	One stop	L + 6.00%	7.25%		01/2019	15,279	15,064	1.7	14,973
Benihana, Inc.	One stop	P + 4.75%	7.92%		07/2018	1,628	1,599	0.2	1,585
C. J. Foods, Inc.*	One stop	L + 5.00%	6.00%		05/2019	3,141	3,116	0.4	3,141
C. J. Foods, Inc.	One stop	L + 5.00%	6.00%		05/2019	663	656	0.1	663
C. J. Foods, Inc.(4)	One stop	L + 5.00%	N/A	(5)	05/2019	—	(5)	—	—

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)		Maturity Date	Principal/Par Amount	Amortized Cost	Percentage of Net Assets	Fair Value
Beverage, Food and Tobacco – (continued)
Firebirds International, LLC*	One stop	L + 5.75%	7.00%		05/2018	$1,074	$1,067	0.1%	$1,074
Firebirds International, LLC*	One stop	L + 5.75%	7.00%		05/2018	302	300	—	302
Firebirds International, LLC	One stop	L + 5.75%	7.00%		05/2018	55	53	—	55
Firebirds International, LLC(4)	One stop	L + 5.75%	N/A	(5)	05/2018	—	(1)	—	—
First Watch Restaurants, Inc.*ˆ#	One stop	L + 6.00%	7.15%		12/2020	25,596	25,384	2.9	25,596
First Watch Restaurants, Inc.	One stop	P + 5.00%	8.05%		12/2020	1,603	1,596	0.2	1,603
First Watch Restaurants, Inc.	One stop	L + 6.00%	7.00%		12/2020	1,258	1,248	0.1	1,258
First Watch Restaurants, Inc.	One stop	L + 6.00%	7.00%		12/2020	1,255	1,246	0.2	1,255
First Watch Restaurants, Inc.(4)	One stop	L + 6.00%	N/A	(5)	12/2020	—	(8)	—	—
Hopdoddy Holdings, LLC	One stop	L + 8.00%	9.00%		08/2020	660	649	0.1	660
Hopdoddy Holdings, LLC	One stop	L + 8.00%	N/A	(5)	08/2020	—	—	—	—
Hopdoddy Holdings, LLC(4)	One stop	L + 8.00%	N/A	(5)	08/2020	—	(3)	—	—
IT'SUGAR LLC	Subordinated debt	N/A	5.00%		10/2017	1,707	1,707	0.2	1,384
Purfoods, LLC	One stop	L + 6.25%	7.25%		05/2021	8,647	8,449	1.0	8,647
Purfoods, LLC	One stop	N/A	7.00% PIK		05/2026	101	101	—	101
Purfoods, LLC	One stop	L + 6.25%	7.25%		05/2021	25	24	—	25
Purfoods, LLC(4)	One stop	L + 6.25%	N/A	(5)	05/2021	—	(1)	—	—
Restaurant Holding Company, LLC#	Senior loan	L + 7.75%	8.75%		02/2019	4,605	4,581	0.5	4,513
Rubio's Restaurants, Inc*ˆ	Senior loan	L + 4.75%	6.00%		11/2018	8,919	8,879	1.0	8,919
Smashburger Finance LLC	Senior loan	L + 5.50%	6.75%		05/2018	87	86	—	85
Smashburger Finance LLC(4)	Senior loan	L + 5.50%	N/A	(5)	05/2018	—	(2)	—	—
Surfside Coffee Company LLCˆ	One stop	L + 5.25%	6.25%		06/2020	4,470	4,436	0.5	4,470
Surfside Coffee Company LLC	One stop	L + 5.25%	6.25%		06/2020	337	329	—	337
Surfside Coffee Company LLC	One stop	L + 5.25%	6.25%		06/2020	26	25	—	26
Tate's Bake Shop, Inc.#	Senior loan	L + 5.00%	6.00%		08/2019	597	593	0.1	597
Uinta Brewing Companyˆ	One stop	L + 8.50%	9.50%		08/2019	3,734	3,713	0.4	3,622
Uinta Brewing Company	One stop	L + 8.50%	9.50%		08/2019	308	305	—	296
						137,528	136,190	15.4	135,564
Broadcasting and Entertainment
TouchTunes Interactive Networks, Inc.ˆ	Senior loan	L + 4.75%	5.75%		05/2021	1,477	1,471	0.2	1,483
Building and Real Estate
Brooks Equipment Company, LLC*ˆ	One stop	L + 5.00%	6.00%		08/2020	22,970	22,747	2.6	22,970
Brooks Equipment Company, LLC(4)	One stop	L + 5.00%	N/A	(5)	08/2020	—	(13)	—	—
ITEL Laboratories, Inc.*	Senior loan	L + 4.50%	5.75%		06/2018	634	631	0.1	634
ITEL Laboratories, Inc.	Senior loan	L + 4.50%	N/A	(5)	06/2018	—	—	—	—
						23,604	23,365	2.7	23,604
Containers, Packaging and Glass
Fort Dearborn Company*ˆ	Senior loan	L + 4.75%	5.75%		10/2018	2,980	2,969	0.3	2,980
Fort Dearborn Company*ˆ	Senior loan	L + 4.25%	5.25%		10/2017	509	508	0.1	509
						3,489	3,477	0.4	3,489
Diversified Conglomerate Manufacturing
Chase Industries, Inc.*ˆ#	One stop	L + 5.75%	6.81%		09/2020	21,704	21,556	2.5	21,704
Chase Industries, Inc.#	One stop	L + 5.75%	7.13%		09/2020	4,816	4,784	0.5	4,816
Chase Industries, Inc.(4)	One stop	L + 5.75%	N/A	(5)	09/2020	—	(14)	—	—
Inventus Power, Inc*ˆ	One stop	L + 5.50%	6.50%		04/2020	8,409	8,369	0.9	7,736
Inventus Power, Inc(4)	One stop	L + 5.50%	N/A	(5)	04/2020	—	(3)	—	(42)
Onicon Incorporated*ˆ#	One stop	L + 6.00%	7.00%		04/2020	13,422	13,286	1.5	13,221
Onicon Incorporated(4)	One stop	L + 6.00%	N/A	(5)	04/2020	—	(6)	—	(15)

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)		Maturity Date	Principal/Par Amount	Amortized Cost	Percentage of Net Assets	Fair Value
Diversified Conglomerate Manufacturing – (continued)
Pasternack Enterprises, Inc. and Fairview Microwave, Inc#	Senior loan	L + 5.00%	6.00%		05/2022	$2,460	$2,436	0.3%	$2,435
PetroChoice Holdings, Inc.ˆ	Senior loan	L + 5.00%	6.00%		08/2022	1,768	1,718	0.2	1,768
Plex Systems, Inc.*ˆ	One stop	L + 7.50%	8.75%		06/2020	18,797	18,410	2.1	18,797
Plex Systems, Inc.(4)	One stop	L + 7.50%	N/A	(5)	06/2020	—	(30)	—	—
Reladyne, Inc.*#	Senior loan	L + 5.25%	6.25%		07/2022	10,149	9,992	1.2	10,047
Reladyne, Inc.	Senior loan	L + 5.25%	6.25%		07/2022	111	110	—	110
Reladyne, Inc.	Senior loan	P + 4.25%	7.75%		07/2022	26	24	—	24
Reladyne, Inc.(4)	Senior loan	L + 5.25%	N/A	(5)	07/2022	—	(2)	—	(1)
Sunless Merger Sub, Inc.	Senior loan	L + 5.00%	6.25%		07/2019	1,503	1,509	0.2	1,503
Sunless Merger Sub, Inc.	Senior loan	P + 3.75%	7.25%		07/2019	151	151	—	151
						83,316	82,290	9.4	82,254
Diversified Conglomerate Service
Accellos, Inc.*ˆ#	One stop	L + 5.75%	6.75%		07/2020	31,051	30,806	3.5	31,051
Accellos, Inc.(4)	One stop	L + 5.75%	N/A	(5)	07/2020	—	(13)	—	—
Actiance, Inc.*ˆ	One stop	L + 9.00%	10.00%		04/2018	2,900	2,831	0.3	2,900
Actiance, Inc.	One stop	L + 9.00%	N/A	(5)	04/2018	—	—	—	—
Agility Recovery Solutions Inc.*ˆ	One stop	L + 6.50%	7.50%		03/2020	14,092	13,950	1.6	14,092
Agility Recovery Solutions Inc.(4)	One stop	L + 6.50%	N/A	(5)	03/2020	—	(6)	—	—
Bomgar Corporationˆ	One stop	L + 7.50%	8.50%		06/2022	4,888	4,794	0.6	4,888
Bomgar Corporation(4)	One stop	L + 7.50%	N/A	(5)	06/2022	—	(2)	—	—
CIBT Holdings, Incˆ	Senior loan	L + 5.25%	6.25%		06/2022	1,973	1,954	0.2	1,973
CIBT Holdings, Inc	Senior loan	L + 5.25%	N/A	(5)	06/2022	—	—	—	—
Clearwater Analytics, LLC#	One stop	L + 7.50%	8.50%		09/2022	10,050	9,877	1.1	9,925
Clearwater Analytics, LLC(4)	One stop	L + 7.50%	N/A	(5)	09/2022	—	(2)	—	(1)
Daxko Acquisition Corporation#	One stop	L + 6.50%	7.50%		09/2022	8,557	8,430	1.0	8,472
Daxko Acquisition Corporation(4)	One stop	L + 6.50%	N/A	(5)	09/2022	—	(1)	—	—
EGD Security Systems, LLC	One stop	L + 6.25%	7.25%		06/2022	11,114	10,876	1.3	11,114
EGD Security Systems, LLC	One stop	L + 6.25%	7.25%		06/2022	98	96	—	98
EGD Security Systems, LLC(4)	One stop	L + 6.25%	N/A	(5)	06/2022	—	(2)	—	—
HealthcareSource HR, Inc.	One stop	L + 6.75%	7.75%		05/2020	17,724	17,416	2.0	17,724
HealthcareSource HR, Inc.(4)	One stop	L + 6.75%	N/A	(5)	05/2020	—	(1)	—	—
Host Analytics, Inc.	One stop	N/A	8.50% cash/ 2.25% PIK		02/2020	3,028	2,978	0.3	3,005
Host Analytics, Inc.	One stop	N/A	8.50% cash/ 2.25% PIK		08/2021	2,552	2,530	0.3	2,533
Host Analytics, Inc.(4)	One stop	N/A	N/A	(5)	02/2020	—	(8)	—	(6)
III US Holdings, LLC#	One stop	L + 6.00%	7.00%		09/2022	5,510	5,400	0.6	5,400
III US Holdings, LLC(4)	One stop	L + 6.00%	N/A	(5)	09/2022	—	(1)	—	(1)
Integration Appliance, Inc.*ˆ	One stop	L + 8.25%	9.50%		09/2020	16,123	15,986	1.8	16,123
Integration Appliance, Inc.	One stop	L + 8.25%	9.50%		09/2020	7,914	7,771	0.9	7,914
Integration Appliance, Inc.	One stop	L + 8.25%	9.50%		09/2020	5,396	5,307	0.6	5,396
Integration Appliance, Inc.*	One stop	L + 8.25%	9.50%		09/2020	719	709	0.1	719
Integration Appliance, Inc.(4)	One stop	L + 8.25%	N/A	(5)	09/2018	—	(8)	—	—
Jensen Hughes, Inc.#	Senior loan	L + 5.00%	6.00%		12/2021	156	155	—	156
Netsmart Technologies, Inc.#	Senior loan	L + 4.75%	5.75%		04/2023	1,772	1,755	0.2	1,783
Netsmart Technologies, Inc.(4)	Senior loan	L + 4.75%	N/A	(5)	01/1900	—	(9)	—	—
Project Alpha Intermediate Holding, Inc.*#	One stop	L + 8.25%	9.25%		08/2022	17,257	16,749	1.9	16,912
PT Intermediate Holdings III, LLC	One stop	L + 6.50%	7.50%		06/2022	22,250	21,719	2.5	22,250
PT Intermediate Holdings III, LLC	One stop	P + 5.50%	9.00%		06/2022	25	21	—	25

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)		Maturity Date	Principal/Par Amount	Amortized Cost	Percentage of Net Assets	Fair Value
Diversified Conglomerate Service – (continued)
Secure-24, LLC*	One stop	L + 6.00%	7.25%		08/2017	$9,777	$9,723	1.1%	$9,777
Secure-24, LLCˆ	One stop	L + 6.00%	7.25%		08/2017	1,430	1,424	0.2	1,430
Secure-24, LLC(4)	One stop	L + 6.00%	N/A	(5)	08/2017	—	(1)	—	—
Severin Acquisition, LLCˆ	Senior loan	L + 5.38%	6.38%		07/2021	892	884	0.1	905
Severin Acquisition, LLCˆ	Senior loan	L + 5.00%	6.00%		07/2021	794	788	0.1	794
Severin Acquisition, LLCˆ	Senior loan	L + 5.38%	6.38%		07/2021	607	601	0.1	616
Severin Acquisition, LLCˆ	Senior loan	L + 4.88%	5.88%		07/2021	196	194	—	195
Source Medical Solutions, Inc.	Second lien	L + 11.00%	9.00% cash/ 3.00% PIK		03/2018	9,475	9,340	1.1	9,475
Steelwedge Software, Inc.ˆ	One stop	L + 10.00%	9.00% cash/ 2.00% PIK		09/2020	2,197	2,109	0.2	2,197
Steelwedge Software, Inc.	One stop	L + 10.00%	N/A	(5)	09/2020	—	—	—	—
TA MHI Buyer, Inc.ˆ	One stop	L + 6.50%	7.50%		09/2021	8,232	8,172	0.9	8,232
TA MHI Buyer, Inc.*	One stop	L + 6.50%	7.50%		09/2021	1,281	1,269	0.2	1,281
TA MHI Buyer, Inc.ˆ	One stop	L + 6.50%	7.50%		09/2021	666	659	0.1	666
TA MHI Buyer, Inc.ˆ	One stop	L + 6.50%	7.50%		09/2021	237	235	—	237
TA MHI Buyer, Inc.	One stop	L + 6.50%	N/A	(5)	09/2021	—	—	—	—
Trintech, Inc. *ˆ#	One stop	L + 6.00%	7.00%		10/2021	10,959	10,841	1.3	10,959
Trintech, Inc.(4)	One stop	L + 6.00%	N/A	(5)	10/2021	—	(1)	—	—
Vendavo, Inc.	One stop	L + 8.50%	9.50%		10/2019	17,982	17,717	2.0	17,672
Vendavo, Inc.(4)	One stop	L + 8.50%	N/A	(5)	10/2019	—	(9)	—	(25)
Vendor Credentialing Service LLC	One stop	L + 6.00%	7.00%		11/2021	10,194	9,970	1.2	10,194
Vendor Credentialing Service LLC(4)	One stop	L + 6.00%	N/A	(5)	11/2021	—	(1)	—	—
Vitalyst, LLC	Senior loan	L + 5.25%	6.50%		09/2017	1,385	1,381	0.2	1,385
Vitalyst, LLC(4)	Senior loan	L + 4.25%	N/A	(5)	09/2017	—	—	—	(2)
Workforce Software, LLCˆ	One stop	L + 10.50%	4.50% cash/ 7.00% PIK		06/2021	5,039	5,004	0.6	5,001
Workforce Software, LLC	One stop	L + 3.50%	N/A	(5)	06/2021	—	—	—	—
Xmatters, Inc. and Alarmpoint, Inc.	One stop	L + 8.50%	9.50%		08/2021	4,629	4,563	0.5	4,594
Xmatters, Inc. and Alarmpoint, Inc.	One stop	L + 8.50%	N/A	(5)	08/2021	—	—	—	—
						271,121	266,919	30.7	270,028
Ecological
Pace Analytical Services, LLC	One stop	L + 6.25%	7.25%		09/2022	15,500	15,074	1.7	15,345
Pace Analytical Services, LLC(4)	One stop	L + 6.25%	N/A	(5)	09/2022	—	(2)	—	(1)
Pace Analytical Services, LLC(4)	One stop	L + 6.25%	N/A	(5)	09/2022	—	(6)	—	(3)
						15,500	15,066	1.7	15,341
Electronics
Appriss Holdings, Inc.*#	Senior loan	L + 5.25%	6.25%		11/2020	15,451	15,268	1.7	15,451
Appriss Holdings, Inc.	Senior loan	L + 5.25%	6.25%		11/2020	800	770	0.1	800
Compusearch Software Holdings, Inc.ˆ	Senior loan	L + 4.25%	5.25%		05/2021	1,308	1,305	0.1	1,308
Diligent Corporation*	One stop	L + 6.75%	7.75%		04/2022	4,888	4,786	0.6	4,888
Diligent Corporation(4)	One stop	L + 6.75%	N/A	(5)	04/2022	—	(2)	—	—
ECI Acquisition Holdings, Inc.*ˆ#	One stop	L + 6.25%	7.25%		03/2019	21,668	21,467	2.5	21,668
ECI Acquisition Holdings, Inc.*	One stop	L + 6.25%	7.25%		03/2019	1,403	1,390	0.2	1,403
ECI Acquisition Holdings, Inc.(4)	One stop	L + 6.25%	N/A	(5)	03/2019	—	(9)	—	—
Gamma Technologies, LLCˆ#	One stop	L + 5.00%	6.00%		06/2021	18,001	17,859	2.0	18,001
Gamma Technologies, LLC(4)	One stop	L + 5.00%	N/A	(5)	06/2021	—	(1)	—	—
Park Place Technologies LLC*#	One stop	L + 5.25%	6.25%		06/2022	12,466	12,301	1.4	12,466
Park Place Technologies LLC	One stop	L + 5.25%	6.25%		06/2022	100	98	—	100
Sloan Company, Inc., The#	One stop	L + 7.25%	8.25%		04/2020	7,513	7,411	0.8	7,138

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)		Maturity Date	Principal/Par Amount	Amortized Cost	Percentage of Net Assets	Fair Value
Electronics – (continued)
Sloan Company, Inc., The	One stop	L + 7.25%	8.25%		04/2020	$6	$5	—%	$4
Sovos Compliance*ˆ	One stop	L + 7.25%	8.25%		03/2022	9,423	9,247	1.1	9,234
Sovos Compliance(4)	One stop	L + 7.25%	N/A	(5)	03/2022	—	(1)	—	(1)
Sparta Holding Corporation*ˆ#	One stop	L + 5.50%	6.50%		07/2020	22,309	22,131	2.5	22,309
Sparta Holding Corporation(4)	One stop	L + 5.50%	N/A	(5)	07/2020	—	(24)	—	—
Syncsort Incorporated*ˆ#	One stop	L + 5.50%	6.50%		11/2021	16,609	16,325	1.9	16,609
Syncsort Incorporated(4)	One stop	L + 5.50%	N/A	(5)	11/2021	—	(2)	—	—
Systems Maintenance Services Holding, Inc.ˆ	Senior loan	L + 4.00%	5.00%		10/2019	2,603	2,597	0.3	2,603
Watchfire Enterprises, Inc.	Second lien	L + 8.00%	9.00%		10/2021	9,434	9,274	1.1	9,434
						143,982	142,195	16.3	143,415
Grocery
MyWebGrocer, Inc.*	One stop	L + 8.75%	10.00%		05/2017	14,271	14,190	1.6	14,271
Teasdale Quality Foods, Inc.#	Senior loan	L + 4.75%	5.77%		10/2020	726	712	0.1	735
Teasdale Quality Foods, Inc.#	Senior loan	L + 4.75%	5.77%		10/2020	543	538	0.1	551
						15,540	15,440	1.8	15,557
Healthcare, Education and Childcare
Active Day, Inc.	One stop	L + 6.00%	7.00%		12/2021	13,538	13,216	1.5	13,538
Active Day, Inc.(4)	One stop	L + 6.00%	N/A	(5)	12/2021	—	(1)	—	—
Active Day, Inc.(4)	One stop	L + 6.00%	N/A	(5)	12/2021	—	(37)	—	—
ADCS Clinics Intermediate Holdings, LLC	One stop	L + 5.75%	6.75%		05/2022	21,496	20,891	2.4	21,496
ADCS Clinics Intermediate Holdings, LLC	One stop	L + 5.75%	6.75%		05/2022	109	107	—	109
ADCS Clinics Intermediate Holdings, LLC	One stop	L + 5.75%	6.75%		05/2022	32	32	—	32
ADCS Clinics Intermediate Holdings, LLC	One stop	P + 4.75%	8.25%		05/2022	27	26	—	27
ADCS Clinics Intermediate Holdings, LLC(4)	One stop	L + 5.75%	N/A	(5)	05/2022	—	(4)	—	—
Agilitas USA, Inc.ˆ	Senior loan	L + 4.00%	5.00%		10/2020	2,125	2,110	0.2	2,040
Aris Teleradiology Company, LLC*	Senior loan	L + 4.75%	5.75%		03/2021	941	933	0.1	941
Aris Teleradiology Company, LLC	Senior loan	L + 4.75%	N/A	(5)	03/2021	—	—	—	—
Avalign Technologies, Inc.ˆ	Senior loan	L + 4.50%	5.50%		07/2021	1,136	1,132	0.1	1,136
BIORECLAMATIONIVT, LLC *ˆ#	One stop	L + 6.25%	7.25%		01/2021	14,392	14,177	1.6	14,392
BIORECLAMATIONIVT, LLC(4)	One stop	L + 6.25%	N/A	(5)	01/2021	—	(1)	—	—
California Cryobank, LLCˆ	One stop	L + 5.50%	6.50%		08/2019	1,550	1,542	0.2	1,550
California Cryobank, LLC	One stop	L + 5.50%	6.50%		08/2019	234	234	—	234
California Cryobank, LLC(4)	One stop	L + 5.50%	N/A	(5)	08/2019	—	(1)	—	—
Certara L.P.*ˆ#	One stop	L + 6.25%	7.25%		12/2018	29,063	28,870	3.3	29,063
Certara L.P.(4)	One stop	L + 6.25%	N/A	(5)	12/2018	—	(10)	—	—
CLP Healthcare Services, Inc.ˆ	Senior loan	L + 5.25%	6.25%		12/2020	3,964	3,928	0.5	3,964
CPI Buyer, LLC (Cole-Parmer)*ˆ	Senior loan	L + 4.50%	5.50%		08/2021	7,740	7,522	0.9	7,702
Curo Health Services LLC#	Senior loan	L + 5.50%	6.50%		02/2022	1,970	1,955	0.2	1,976
DCA Investment Holding, LLC*ˆ#	One stop	L + 5.25%	6.25%		07/2021	18,968	18,634	2.2	18,968
DCA Investment Holding, LLC*ˆ#	One stop	L + 5.25%	6.25%		07/2021	13,604	13,460	1.5	13,604
DCA Investment Holding, LLC	One stop	P + 4.25%	7.75%		07/2021	1,340	1,325	0.2	1,340
Deca Dental Management LLC*ˆ	One stop	L + 6.25%	7.25%		07/2020	4,146	4,100	0.5	4,146
Deca Dental Management LLC	One stop	L + 6.25%	7.25%		07/2020	504	496	0.1	504
Deca Dental Management LLC	One stop	L + 6.25%	7.25%		07/2020	50	49	—	50
Delta Educational Systems*(6)	Senior loan	P + 4.75%	8.25%		12/2016	1,438	1,433	—	216

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)		Maturity Date	Principal/Par Amount	Amortized Cost	Percentage of Net Assets	Fair Value
Healthcare, Education and Childcare – (continued)
Delta Educational Systems(4)(6)	Senior loan	L + 6.00%	N/A	(5)	12/2016	$—	$—	—%	$(60)
Dental Holdings Corporation	One stop	L + 5.50%	6.50%		02/2020	7,599	7,480	0.9	7,599
Dental Holdings Corporation	One stop	L + 5.50%	6.50%		02/2020	1,155	1,143	0.1	1,155
Dental Holdings Corporation	One stop	P + 4.25%	7.75%		02/2020	213	204	—	213
eSolutions, Inc.	One stop	L + 6.50%	7.50%		03/2022	12,866	12,605	1.5	12,866
eSolutions, Inc.(4)	One stop	L + 6.50%	N/A	(5)	03/2022	—	(1)	—	—
G & H Wire Company, Inc.*ˆ	One stop	L + 5.75%	6.75%		12/2017	13,157	13,112	1.5	13,157
G & H Wire Company, Inc.	One stop	P + 4.50%	8.00%		12/2017	357	355	—	357
Joerns Healthcare, LLC*ˆ	One stop	L + 7.00%	8.00%		05/2020	3,838	3,802	0.4	3,647
Katena Holdings, Inc.ˆ	One stop	L + 6.25%	7.25%		06/2021	8,699	8,627	1.0	8,699
Katena Holdings, Inc.	One stop	P + 5.25%	8.75%		06/2021	850	843	0.1	850
Katena Holdings, Inc.	One stop	P + 5.25%	8.75%		06/2021	13	12	—	13
Lombart Brothers, Inc.	One stop	L + 6.75%	7.75%		04/2022	3,508	3,411	0.4	3,508
Lombart Brothers, Inc.	One stop	L + 6.75%	7.75%		04/2022	8	7	—	8
Maverick Healthcare Group, LLC*	Senior loan	L + 7.50%	7.25% cash/ 2.00% PIK		04/2017	1,921	1,915	0.2	1,921
Northwestern Management Services, LLC (Sage Dental)	One stop	L + 5.25%	6.50%		10/2019	72	71	—	71
Northwestern Management Services, LLC (Sage Dental)	One stop	P + 4.00%	7.50%		10/2019	17	16	—	16
Northwestern Management Services, LLC (Sage Dental)(4)	One stop	L + 5.25%	N/A	(5)	10/2019	—	(2)	—	(3)
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.50%	7.50%		05/2022	8,605	8,369	1.0	8,605
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.50%	7.50%		05/2022	58	57	—	58
Oliver Street Dermatology Holdings, LLC(4)	One stop	L + 6.50%	N/A	(5)	05/2022	—	(3)	—	—
Pinnacle Treatment Centers, Inc.	One stop	L + 6.25%	7.25%		08/2021	10,081	9,812	1.1	9,980
Pinnacle Treatment Centers, Inc.	One stop	P + 5.00%	8.50%		08/2021	5	3	—	4
Pinnacle Treatment Centers, Inc.(4)	One stop	L + 6.25%	N/A	(5)	08/2021	—	(3)	—	(1)
PPT Management, LLC#	One stop	L + 5.00%	6.00%		04/2020	4,179	4,143	0.5	4,179
PPT Management, LLC	One stop	L + 5.00%	6.00%		04/2020	137	136	—	137
PPT Management, LLC(4)	One stop	L + 5.00%	N/A	(5)	04/2020	—	(1)	—	—
Premise Health Holding Corp.#	One stop	L + 4.50%	5.50%		06/2020	14,963	14,881	1.7	14,963
Premise Health Holding Corp.(4)	One stop	L + 4.50%	N/A	(5)	06/2020	—	(16)	—	—
Pyramid Healthcare, Inc.#	One stop	L + 5.75%	6.75%		08/2019	1,484	1,471	0.2	1,484
Radiology Partners, Inc.#	One stop	L + 5.50%	6.50%		09/2020	22,570	22,295	2.6	22,344
Radiology Partners, Inc.	One stop	L + 5.50%	6.50%		09/2020	708	708	0.1	701
Radiology Partners, Inc.(4)	One stop	L + 5.50%	N/A	(5)	09/2020	—	(4)	—	(4)
Radiology Partners, Inc.(4)	One stop	L + 5.50%	N/A	(5)	09/2020	—	(18)	—	(8)
Reliant Pro ReHab, LLC*	Senior loan	L + 5.00%	6.00%		12/2017	2,548	2,533	0.3	2,548
Reliant Pro ReHab, LLC	Senior loan	P + 4.00%	7.50%		12/2017	59	54	—	59
RXH Buyer Corporation*ˆ	One stop	L + 5.75%	6.75%		09/2021	17,435	17,148	1.9	16,738
RXH Buyer Corporation	One stop	L + 5.75%	6.75%		09/2021	1,973	1,940	0.2	1,894
RXH Buyer Corporation	One stop	P + 4.75%	8.25%		09/2021	35	32	—	27
RXH Buyer Corporation(4)	One stop	L + 5.75%	N/A	(5)	09/2021	—	(14)	—	(34)
Southern Anesthesia and Surgical	One stop	L + 5.50%	6.50%		11/2017	5,537	5,502	0.6	5,537
Southern Anesthesia and Surgicalˆ	One stop	L + 5.50%	6.50%		11/2017	2,715	2,701	0.3	2,715
Southern Anesthesia and Surgical(4)	One stop	L + 5.50%	N/A	(5)	11/2017	—	(3)	—	—
Spear Education, LLC#	One stop	L + 6.00%	7.00%		08/2019	4,732	4,697	0.5	4,732
Spear Education, LLC	One stop	L + 6.00%	7.00%		08/2019	76	76	—	76

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)		Maturity Date	Principal/Par Amount	Amortized Cost	Percentage of Net Assets	Fair Value
Healthcare, Education and Childcare – (continued)
Spear Education, LLC	One stop	L + 6.00%	N/A	(5)	08/2019	$—	$—	—%	$—
Summit Behavioral Holdings I, LLC*	One stop	L + 5.00%	6.00%		06/2021	4,382	4,330	0.5	4,382
Summit Behavioral Holdings I, LLC(4)	One stop	L + 5.00%	N/A	(5)	06/2021	—	(1)	—	—
Summit Behavioral Holdings I, LLC(4)	One stop	L + 5.00%	N/A	(5)	06/2021	—	(2)	—	—
Surgical Information Systems, LLCˆ	Senior loan	L + 3.00%	4.50%		09/2018	1,701	1,699	0.2	1,701
U.S. Anesthesia Partners, Inc.#	One stop	L + 5.00%	6.12%		12/2019	5,882	5,864	0.7	5,882
WIRB-Copernicus Group, Inc.*ˆ	Senior loan	L + 5.00%	6.00%		08/2022	9,912	9,815	1.1	9,812
WIRB-Copernicus Group, Inc.(4)	Senior loan	L + 5.00%	N/A	(5)	08/2022	—	(1)	—	(1)
Young Innovations, Inc.*#	Senior loan	L + 4.25%	5.25%		01/2019	1,733	1,725	0.2	1,739
Young Innovations, Inc.*	Senior loan	L + 4.75%	5.75%		01/2019	304	299	0.1	308
Young Innovations, Inc.	Senior loan	P + 3.25%	6.75%		01/2018	34	34	—	33
						314,488	309,976	35.4	311,635
Home and Office Furnishings, Housewares, and Durable Consumer
Plano Molding Company, LLC*ˆ#	One stop	L + 6.50%	7.50%		05/2021	17,934	17,796	1.9	16,498
Hotels, Motels, Inns, and Gaming
Aimbridge Hospitality, LLCˆ	Senior loan	L + 4.50%	5.75%		10/2018	815	804	0.1	815
Insurance
Captive Resources Midco, LLC*ˆ#	One stop	L + 5.75%	6.75%		06/2020	26,127	25,876	3.0	26,127
Captive Resources Midco, LLC(4)	One stop	L + 5.75%	N/A	(5)	06/2020	—	(16)	—	—
Captive Resources Midco, LLC(4)	One stop	L + 5.75%	N/A	(5)	06/2020	—	(17)	—	—
Higginbotham Insurance Agency, Inc.*	Senior loan	L + 5.25%	6.25%		11/2021	1,301	1,290	0.1	1,303
Internet Pipeline, Inc.	One stop	L + 7.25%	8.25%		08/2022	4,910	4,797	0.6	4,910
Internet Pipeline, Inc.(4)	One stop	L + 7.25%	N/A	(5)	08/2021	—	(1)	—	—
RSC Acquisition, Inc.#	Senior loan	L + 5.25%	6.25%		11/2022	629	624	0.1	629
						32,967	32,553	3.8	32,969
Leisure, Amusement, Motion Pictures and Entertainment
NFD Operating, LLC*	One stop	L + 7.00%	8.25%		06/2021	2,349	2,315	0.3	2,349
NFD Operating, LLC	One stop	L + 7.00%	N/A	(5)	06/2021	—	—	—	—
NFD Operating, LLC(4)	One stop	L + 7.00%	N/A	(5)	06/2021	—	(1)	—	—
Self Esteem Brands, LLCˆ	Senior loan	L + 4.00%	5.00%		02/2020	2,934	2,924	0.3	2,934
Self Esteem Brands, LLC(4)	Senior loan	L + 4.00%	N/A	(5)	02/2020	—	(3)	—	—
Teaching Company, The	One stop	L + 6.25%	7.25%		08/2020	18,926	18,705	2.2	18,926
Teaching Company, The	One stop	L + 6.25%	7.25%		08/2020	40	39	—	40
Titan Fitness, LLC*	One stop	L + 6.50%	7.75%		09/2019	13,223	13,070	1.5	13,223
Titan Fitness, LLC	One stop	L + 6.50%	7.75%		09/2019	1,747	1,733	0.2	1,747
Titan Fitness, LLC	One stop	L + 6.50%	7.75%		09/2019	582	546	0.1	582
Titan Fitness, LLC	One stop	P + 5.25%	8.75%		09/2019	419	406	—	419
						40,220	39,734	4.6	40,220
Mining, Steel, Iron and Non-Precious Metals
Benetech, Inc.*	One stop	L + 9.00%	10.25%		10/2017	4,425	4,413	0.4	3,894
Benetech, Inc.	One stop	P + 7.75%	11.25%		10/2017	152	149	—	20
						4,577	4,562	0.4	3,914

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)		Maturity Date	Principal/Par Amount	Amortized Cost	Percentage of Net Assets	Fair Value
Oil and Gas
Drilling Info, Inc.ˆ#(9)	One stop	L + 5.50%	6.50%		06/2020	$1,806	$1,782	0.2%	$1,792
Drilling Info, Inc.(9)	One stop	L + 5.50%	6.50%		06/2020	516	506	0.1	513
Drilling Info, Inc.(4)(9)	One stop	L + 5.50%	N/A	(5)	06/2020	—	(1)	—	—
						2,322	2,287	0.3	2,305
Personal and Non-Durable Consumer Products
Georgica Pine Clothiers, LLC	One Stop	L + 5.50%	6.50%		11/2021	5,736	5,638	0.7	5,736
Georgica Pine Clothiers, LLCˆ	One Stop	L + 5.50%	6.50%		11/2021	500	495	0.1	500
Georgica Pine Clothiers, LLC(4)	One Stop	L + 5.50%	N/A	(5)	11/2021	—	(1)	—	—
Massage Envy, LLC*	One Stop	L + 7.25%	8.50%		09/2018	15,151	15,025	1.7	15,151
Massage Envy, LLC(4)	One Stop	L + 7.25%	N/A	(5)	09/2018	—	(6)	—	—
Orthotics Holdings, Inc*#	One Stop	L + 5.00%	6.00%		02/2020	8,375	8,303	0.9	7,956
Orthotics Holdings, Inc*#(7)	One Stop	L + 5.00%	6.00%		02/2020	1,373	1,361	0.1	1,304
Orthotics Holdings, Inc	One Stop	L + 5.00%	6.00%		02/2020	139	129	—	77
Orthotics Holdings, Inc(4)	One Stop	L + 5.00%	N/A	(5)	02/2020	—	(12)	—	(70)
Orthotics Holdings, Inc(4)(7)	One Stop	L + 5.00%	N/A	(5)	02/2020	—	(1)	—	(7)
Team Technologies Acquisition Companyˆ	Senior loan	L + 5.00%	6.25%		12/2017	4,660	4,644	0.5	4,613
Team Technologies Acquisition Company#	Senior loan	L + 5.50%	6.75%		12/2017	859	854	0.1	857
Team Technologies Acquisition Company(4)	Senior loan	L + 5.00%	N/A	(5)	12/2017	—	(1)	—	(3)
						36,793	36,428	4.1	36,114
Personal and Non-Durable Consumer Products
Community Veterinary Partners, LLC	One stop	L + 5.50%	6.50%		10/2021	16	16	—	16
Focus Brands Inc.*ˆ	Second lien	L + 9.00%	10.25%		08/2018	9,000	8,965	1.0	9,000
Ignite Restaurant Group, Inc (Joe's Crab Shack)ˆ	One stop	L + 7.00%	8.00%		02/2019	4,322	4,286	0.5	4,236
PetVet Care Centers LLCˆ	Senior loan	L + 4.75%	5.75%		12/2020	5,837	5,753	0.7	5,837
PetVet Care Centers LLCˆ	Senior loan	L + 4.75%	5.75%		12/2020	1,219	1,203	0.1	1,219
PetVet Care Centers LLC(4)	Senior loan	L + 4.75%	N/A	(5)	12/2019	—	(9)	—	—
Vetcor Professional Practices LLC*ˆ#	One stop	L + 6.25%	7.25%		04/2021	29,043	28,526	3.3	29,043
Vetcor Professional Practices LLC*	One stop	L + 6.25%	7.25%		04/2021	966	956	0.1	966
Vetcor Professional Practices LLC	One stop	L + 6.25%	7.25%		04/2021	550	501	0.1	550
Vetcor Professional Practices LLC#	One stop	L + 6.25%	7.25%		04/2021	288	285	—	288
Vetcor Professional Practices LLC	One stop	L + 6.25%	7.25%		04/2021	236	234	—	236
Vetcor Professional Practices LLC(4)	One stop	L + 6.25%	N/A	(5)	04/2021	—	(16)	—	—
Vetcor Professional Practices LLC(4)	One stop	L + 6.25%	N/A	(5)	04/2021	—	(4)	—	—
Veterinary Specialists of North America, LLC*ˆ	One stop	L + 5.25%	6.25%		07/2021	6,101	6,029	0.7	6,041
Veterinary Specialists of North America, LLC	One stop	L + 5.25%	6.25%		07/2021	64	63	—	63
Veterinary Specialists of North America, LLC(4)	One stop	L + 5.25%	N/A	(5)	07/2021	—	(3)	—	(3)
Veterinary Specialists of North America, LLC(4)	One stop	L + 5.25%	N/A	(5)	07/2021	—	(18)	—	(13)
Wetzel's Pretzels, LLC	One stop	L + 6.75%	7.75%		09/2021	7,064	6,873	0.8	6,993
Wetzel's Pretzels, LLC(4)	One stop	L + 6.75%	N/A	(5)	09/2021	—	(1)	—	—
						64,706	63,639	7.3	64,472

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)		Maturity Date	Principal/Par Amount	Amortized Cost	Percentage of Net Assets	Fair Value
Printing and Publishing
Brandmuscle, Inc.#	Senior loan	L + 5.00%	6.00%		12/2021	$631	$624	0.1%	$636
Market Track, LLC*ˆ#	One stop	L + 7.00%	8.00%		10/2019	28,603	28,354	3.3	28,603
Market Track, LLC*	One stop	L + 7.00%	8.00%		10/2019	2,175	2,156	0.2	2,175
Market Track, LLC#	One stop	L + 7.00%	8.00%		10/2019	2,141	2,126	0.2	2,141
Market Track, LLC	One stop	L + 7.00%	8.00%		10/2019	1,353	1,334	0.2	1,353
Market Track, LLC	One stop	L + 7.00%	8.00%		10/2019	1,284	1,278	0.1	1,284
Marketo, Inc.	One stop	L + 9.50%	10.50%		08/2021	9,940	9,649	1.1	9,791
Marketo, Inc.(4)	One stop	L + 9.50%	N/A	(5)	08/2021	—	(2)	—	(1)
						46,127	45,519	5.2	45,982
Retail Stores
Batteries Plus Holding Corporation	One stop	L + 6.75%	7.75%		07/2022	13,860	13,516	1.6	13,791
Batteries Plus Holding Corporation(4)	One stop	L + 6.75%	N/A	(5)	07/2022	—	(2)	—	(1)
CVS Holdings I, LP*ˆ#	One stop	L + 6.25%	7.25%		08/2021	22,283	21,920	2.5	21,948
CVS Holdings I, LP*	One stop	L + 6.25%	7.25%		08/2021	321	315	—	316
CVS Holdings I, LP(4)	One stop	L + 6.25%	N/A	(5)	08/2020	—	(3)	—	(3)
CVS Holdings I, LP(4)	One stop	L + 6.25%	N/A	(5)	08/2021	—	(8)	—	(6)
Cycle Gear, Inc.ˆ	One stop	L + 6.50%	7.50%		01/2020	10,533	10,379	1.2	10,533
Cycle Gear, Inc.(4)	One stop	L + 6.50%	N/A	(5)	01/2020	—	(17)	—	—
Cycle Gear, Inc.(4)	One stop	L + 6.50%	N/A	(5)	01/2020	—	(9)	—	—
DTLR, Inc.*ˆ	One stop	L + 6.50%	7.50%		10/2020	11,394	11,303	1.3	11,394
Elite Sportswear, L.P.	Senior loan	L + 5.00%	6.00%		03/2020	2,821	2,781	0.3	2,814
Elite Sportswear, L.P.	Senior loan	L + 5.25%	6.25%		03/2020	1,451	1,431	0.2	1,458
Elite Sportswear, L.P.	Senior loan	L + 5.25%	6.25%		03/2020	220	216	—	221
Elite Sportswear, L.P.	Senior loan	P + 3.75%	7.25%		03/2020	117	112	—	116
Express Oil Change, LLC	Senior loan	L + 5.00%	6.01%		12/2017	1,210	1,197	0.1	1,210
Express Oil Change, LLCˆ	Senior loan	L + 5.00%	6.00%		12/2017	473	470	0.1	473
Feeders Supply Company, LLC	One stop	L + 5.75%	6.75%		04/2021	4,298	4,211	0.5	4,298
Feeders Supply Company, LLC	Subordinated debt	N/A	12.50% cash/ 7.00% PIK		04/2021	43	43	—	43
Feeders Supply Company, LLC(4)	One stop	L + 5.75%	N/A	(5)	04/2021	—	(1)	—	—
Marshall Retail Group, LLC, Theˆ#	One stop	L + 6.00%	7.00%		08/2020	12,207	12,107	1.3	11,474
Marshall Retail Group, LLC, The	One stop	L + 6.00%	7.00%		08/2019	410	392	—	278
Mills Fleet Farm Group LLC*ˆ	One stop	L + 5.50%	6.50%		02/2022	4,776	4,641	0.5	4,776
Paper Source, Inc.*ˆ#	One stop	L + 6.25%	7.25%		09/2018	12,757	12,679	1.5	12,757
Paper Source, Inc.	One stop	L + 6.25%	7.25%		09/2018	1,694	1,680	0.2	1,694
Paper Source, Inc.	One stop	P + 5.00%	8.50%		09/2018	339	331	—	339
Pet Holdings ULC*ˆ(7)(8)	One stop	L + 5.50%	6.50%		07/2022	14,775	14,491	1.7	14,627
Pet Holdings ULC(7)(8)	One stop	P + 4.50%	8.00%		07/2022	37	35	—	36
Pet Holdings ULC(4)(7)(8)	One stop	L + 5.50%	N/A	(5)	07/2022	—	(1)	—	(1)
Sneaker Villa, Inc.*ˆ	One stop	L + 7.75%	8.75%		12/2020	12,467	12,361	1.4	12,467
						128,486	126,570	14.4	127,052
Telecommunications
Arise Virtual Solutions, Inc.ˆ	One stop	L + 6.50%	7.75%		12/2018	1,382	1,373	0.2	1,313
Arise Virtual Solutions, Inc.(4)	One stop	L + 6.50%	N/A	(5)	12/2018	—	(1)	—	(4)
Hosting.com Inc.*	Senior loan	L + 4.50%	5.75%		12/2017	720	717	0.1	720
Hosting.com Inc.	Senior loan	L + 4.50%	5.75%		12/2017	82	81	—	82
						2,184	2,170	0.3	2,111

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)		Maturity Date	Principal/Par Amount	Amortized Cost	Percentage of Net Assets	Fair Value
Textile and Leather
SHO Holding I Corporation*	Senior loan	L + 5.00%	6.00%		10/2022	$2,062	$2,016	0.2%	$2,062
SHO Holding I Corporation(4)	Senior loan	L + 4.00%	N/A	(5)	10/2021	—	(1)	—	(1)
						2,062	2,015	0.2	2,061
Utilities
Arcos, LLC	One stop	L + 6.50%	7.50%		02/2021	4,014	3,944	0.5	4,014
Arcos, LLC	One stop	L + 6.50%	N/A	(5)	02/2021	—	—	—	—
PowerPlan Holdings, Inc.*#	Senior loan	L + 4.75%	5.75%		02/2022	6,790	6,699	0.8	6,790
PowerPlan Holdings, Inc.(4)	Senior loan	L + 4.75%	N/A	(5)	02/2021	—	(6)	—	—
						10,804	10,637	1.3	10,804
Total non-controlled/non-affiliate company debt investments						$1,505,637	$1,485,448	169.2%	$1,487,093
Equity Investments(10)(11)
Aerospace and Defense
NTS Technical Systems	Common stock	N/A	N/A		N/A	$2	$1,506	0.2%	$1,317
Tresys Technology Holdings, Inc.	Common stock	N/A	N/A		N/A	295	295	—	—
Whitcraft LLC	Warrant	N/A	N/A		N/A	—	—	—	232
Whitcraft LLC	Preferred stock B	N/A	N/A		N/A	1	670	0.1	1,194
							2,471	0.3	2,743
Automobile
K&N Engineering, Inc.	Preferred stock A	N/A	N/A		N/A	—	—	—	27
K&N Engineering, Inc.	Preferred stock B	N/A	N/A		N/A	—	—	—	27
K&N Engineering, Inc.	Common stock	N/A	N/A		N/A	—	—	—	213
Polk Acquisition Corp.	LP interest	N/A	N/A		N/A	1	144	0.1	144
							144	0.1	411
Beverage, Food and Tobacco
Atkins Nutritionals, Inc	LLC interest	N/A	N/A		N/A	57	746	0.3	2,630
Benihana, Inc.	LLC units	N/A	N/A		N/A	43	699	0.1	501
C. J. Foods, Inc.	Preferred stock	N/A	N/A		N/A	—	157	—	309
First Watch Restaurants, Inc.	Common stock	N/A	N/A		N/A	9	964	0.2	1,712
Hopdoddy Holdings, LLC	LLC interest	N/A	N/A		N/A	27	130	—	50
Hopdoddy Holdings, LLC	LLC interest	N/A	N/A		N/A	12	36	—	14
Julio & Sons Company	LLC interest	N/A	N/A		N/A	521	521	0.1	801
Purfoods, LLC	LLC interest	N/A	N/A		N/A	381	381	—	381
Richelieu Foods, Inc.	LP interest	N/A	N/A		N/A	220	220	0.1	588
Rubio's Restaurants, Inc.	Preferred stock A	N/A	N/A		N/A	2	945	0.3	2,625
Tate's Bake Shop, Inc.	LP interest	N/A	N/A		N/A	462	428	0.1	483
Uinta Brewing Company	LP interest	N/A	N/A		N/A	462	462	—	—
							5,689	1.2	10,094
Buildings and Real Estate
Brooks Equipment Company, LLC	Common stock	N/A	N/A		N/A	10	1,021	0.1	1,248
Chemicals, Plastics and Rubber
Flexan, LLC	Preferred stock	N/A	N/A		N/A	—	73	—	75
Flexan, LLC	Common stock	N/A	N/A		N/A	1	—	—	—
							73	—	75

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount	Amortized Cost	Percentage of Net Assets	Fair Value
Diversified Conglomerate Manufacturing
Chase Industries, Inc.	LLC units	N/A	N/A	N/A	$1	$1,186	0.2%	$1,666
Inventus Power, Inc	Preferred stock	N/A	N/A	N/A	—	370	—	137
Inventus Power, Inc	Common stock	N/A	N/A	N/A	—	—	—	—
Reladyne, Inc.	LP interest	N/A	N/A	N/A	—	249	—	249
Sunless Merger Sub, Inc.	LP interest	N/A	N/A	N/A	—	160	—	—
						1,965	0.2	2,052
Diversified Conglomerate Service
Actiance, Inc.	Warrant	N/A	N/A	N/A	344	95	—	99
Agility Recovery Solutions Inc.	Preferred stock	N/A	N/A	N/A	67	341	0.1	610
Bomgar Corporation	Common stock	N/A	N/A	N/A	100	108	—	108
Bomgar Corporation	Common stock	N/A	N/A	N/A	72	1	—	1
DISA Holdings Acquisition Subsidiary Corp.	Common stock	N/A	N/A	N/A	—	154	—	43
HealthcareSource HR, Inc.	LLC interest	N/A	N/A	N/A	—	348	—	323
Host Analytics, Inc.	Warrant	N/A	N/A	N/A	180	—	—	155
Marathon Data Operating Co., LLC	LLC units	N/A	N/A	N/A	1	264	0.1	385
Marathon Data Operating Co., LLC	LLC units	N/A	N/A	N/A	1	264	—	—
Project Alpha Intermediate Holding, Inc.	Common stock	N/A	N/A	N/A	1	417	—	417
Project Alpha Intermediate Holding, Inc.	Common stock	N/A	N/A	N/A	103	4	—	4
Secure-24, LLC	LLC units	N/A	N/A	N/A	263	263	0.1	445
Steelwedge Software, Inc.	Warrant	N/A	N/A	N/A	36,575	76	—	84
TA MHI Buyer, Inc.	Preferred stock	N/A	N/A	N/A	—	202	—	260
Vendavo, Inc.	Preferred stock A	N/A	N/A	N/A	827	827	0.1	852
Vitalyst, LLC	Preferred stock A	N/A	N/A	N/A	—	61	—	44
Vitalyst, LLC	Common stock	N/A	N/A	N/A	1	7	—	—
Workforce Software, LLC	LLC units	N/A	N/A	N/A	308	308	0.1	308
Xmatters, Inc. and Alarmpoint, Inc.	Warrant	N/A	N/A	N/A	40	32	—	32
						3,772	0.5	4,170
Ecological
Pace Analytical Services, LLC	LLC units	N/A	N/A	N/A	2	277	—	277
						277	—	277
Electronics
Diligent Corporation	Preferred stock	N/A	N/A	N/A	83	83	—	83
ECI Acquisition Holdings, Inc.	Common stock	N/A	N/A	N/A	9	873	0.1	1,130
Gamma Technologies, LLC	LLC units	N/A	N/A	N/A	1	134	—	188
SEI, Inc.	LLC units	N/A	N/A	N/A	340	340	—	317
Sloan Company, Inc., The	LLC units	N/A	N/A	N/A	—	122	—	23
Sloan Company, Inc., The	LLC units	N/A	N/A	N/A	1	14	—	—
Sparta Holding Corporation	Common stock	N/A	N/A	N/A	1	567	0.1	688
Sparta Holding Corporation	Common stock	N/A	N/A	N/A	235	6	—	162
Syncsort Incorporated	Preferred stock	N/A	N/A	N/A	90	226	0.1	313
						2,365	0.3	2,904
Grocery
MyWebGrocer, Inc.	LLC units	N/A	N/A	N/A	1,418	1,446	0.2	2,038
MyWebGrocer, Inc.	Preferred stock	N/A	N/A	N/A	71	165	—	267
						1,611	0.2	2,305

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount	Amortized Cost	Percentage of Net Assets	Fair Value
Healthcare, Education and Childcare
Active Day, Inc.	LLC interest	N/A	N/A	N/A	$1	$614	0.1%	$706
ADCS Clinics Intermediate Holdings, LLC	Preferred stock	N/A	N/A	N/A	1	579	0.1	579
ADCS Clinics Intermediate Holdings, LLC	Common stock	N/A	N/A	N/A	—	6	—	6
Advanced Pain Management Holdings, Inc.	Preferred stock	N/A	N/A	N/A	8	829	0.1	382
Advanced Pain Management Holdings, Inc.	Common stock	N/A	N/A	N/A	67	67	—	—
Advanced Pain Management Holdings, Inc.	Preferred stock	N/A	N/A	N/A	1	64	—	199
BIORECLAMATIONIVT, LLC	LLC interest	N/A	N/A	N/A	—	365	0.1	399
California Cryobank, LLC	LLC units	N/A	N/A	N/A	—	28	—	31
California Cryobank, LLC	LLC units	N/A	N/A	N/A	—	—	—	—
Certara L.P.	LP interest	N/A	N/A	N/A	—	635	0.1	1,266
DCA Investment Holding, LLC	LLC units	N/A	N/A	N/A	6,386	864	0.1	940
DCA Investment Holding, LLC	LLC units	N/A	N/A	N/A	65	9	—	146
Deca Dental Management LLC	LLC units	N/A	N/A	N/A	357	357	—	392
Dental Holdings Corporation	LLC units	N/A	N/A	N/A	734	775	0.1	925
Encore GC Acquisition, LLC	LLC units	N/A	N/A	N/A	14	182	—	200
Encore GC Acquisition, LLC	LLC units	N/A	N/A	N/A	14	—	—	36
G & H Wire Company, Inc	LP interest	N/A	N/A	N/A	102	102	—	107
Global Healthcare Exchange, LLC	Common stock	N/A	N/A	N/A	—	287	—	289
Global Healthcare Exchange, LLC	Common stock	N/A	N/A	N/A	—	5	0.1	350
IntegraMed America, Inc.	LLC interest	N/A	N/A	N/A	—	458	—	51
IntegraMed America, Inc.	LLC interest	N/A	N/A	N/A	—	417	0.1	404
Katena Holdings, Inc.	LLC units	N/A	N/A	N/A	—	387	0.1	459
Lombart Brothers, Inc.	Common stock	N/A	N/A	N/A	—	106	—	106
Northwestern Management Services, LLC	LLC units	N/A	N/A	N/A	—	249	—	335
Northwestern Management Services, LLC	LLC units	N/A	N/A	N/A	3	3	—	215
Oliver Street Dermatology Holdings, LLC	LLC units	N/A	N/A	N/A	234	234	—	234
Pentec Acquisition Sub, Inc.	Preferred stock	N/A	N/A	N/A	1	116	—	238
Pinnacle Treatment Centers, Inc.	Preferred stock	N/A	N/A	N/A	2	221	—	221
Pinnacle Treatment Centers, Inc.	Common stock	N/A	N/A	N/A	—	2	—	2
Radiology Partners, Inc.	LLC units	N/A	N/A	N/A	43	85	—	149
Reliant Pro ReHab, LLC	Preferred stock A	N/A	N/A	N/A	2	183	0.1	998
RXH Buyer Corporation	LP interest	N/A	N/A	N/A	7	683	0.1	376
Southern Anesthesia and Surgical	LLC units	N/A	N/A	N/A	487	487	0.1	594
Spear Education, LLC	LLC units	N/A	N/A	N/A	—	62	—	65
Spear Education, LLC	LLC units	N/A	N/A	N/A	1	1	—	41
SSH Corporation	Common stock	N/A	N/A	N/A	—	40	—	92
Surgical Information Systems, LLC	Common stock	N/A	N/A	N/A	4	414	0.1	482
U.S. Renal Care, Inc.	LP interest	N/A	N/A	N/A	1	2,665	0.3	2,979
Young Innovations, Inc.	LLC units	N/A	N/A	N/A	—	236	0.1	315
Young Innovations, Inc.	Common stock	N/A	N/A	N/A	2	—	—	343
						12,817	1.8	15,652
Insurance
Captive Resources Midco, LLC	LLC units	N/A	N/A	N/A	1	—	0.1	186
Internet Pipeline, Inc.	Preferred stock	N/A	N/A	N/A	—	98	—	113
Internet Pipeline, Inc.	Common stock	N/A	N/A	N/A	43	1	—	35
						99	0.1	334

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount	Amortized Cost	Percentage of Net Assets	Fair Value
Leisure, Amusement, Motion Pictures and Entertainment
LMP TR Holdings, LLC	LLC units	N/A	N/A	N/A	$712	$712	0.1%	$782
Titan Fitness, LLC	LLC units	N/A	N/A	N/A	6	712	0.1	777
						1,424	0.2	1,559
Personal and Non-Durable Consumer Products
C.B. Fleet Company, Incorporated	LLC units	N/A	N/A	N/A	2	134	0.1	270
Georgica Pine Clothiers, LLC	LLC interest	N/A	N/A	N/A	11	106	—	116
Massage Envy, LLC	LLC interest	N/A	N/A	N/A	749	749	0.1	1,149
Team Technologies Acquisition Company	Common stock	N/A	N/A	N/A	—	114	—	246
						1,103	0.2	1,781
Personal, Food and Miscellaneous Services
Community Veterinary Partners, LLC	Common stock	N/A	N/A	N/A	1	114	—	144
R.G. Barry Corporation	Preferred stock	N/A	N/A	N/A	—	161	—	156
Vetcor Professional Practices LLC	LLC units	N/A	N/A	N/A	766	525	0.1	536
Vetcor Professional Practices LLC	LLC units	N/A	N/A	N/A	85	85	0.1	624
Veterinary Specialists of North America, LLC	LLC units	N/A	N/A	N/A	—	106	—	106
Wetzel's Pretzels, LLC	Common stock	N/A	N/A	N/A	—	160	—	160
						1,151	0.2	1,726
Printing and Publishing
Brandmuscle, Inc.	LLC interest	N/A	N/A	N/A	—	240	—	273
Market Track, LLC	Preferred stock	N/A	N/A	N/A	—	145	—	215
Market Track, LLC	Common stock	N/A	N/A	N/A	1	145	0.1	344
						530	0.1	832
Retail Stores
Barcelona Restaurants, LLC	LP interest	N/A	N/A	N/A	1,996	—	0.6	5,507
Batteries Plus Holding Corporation	LLC units	N/A	N/A	N/A	5	529	0.1	529
Cycle Gear, Inc.	LLC interest	N/A	N/A	N/A	19	248	—	397
DentMall MSO, LLC	LLC units	N/A	N/A	N/A	2	97	—	—
DentMall MSO, LLC	LLC units	N/A	N/A	N/A	2	—	—	—
Elite Sportswear, L.P.	LLC interest	N/A	N/A	N/A	—	83	—	111
Express Oil Change, LLC	LLC interest	N/A	N/A	N/A	81	81	—	272
Feeders Supply Company, LLC	Preferred stock	N/A	N/A	N/A	2	155	—	155
Feeders Supply Company, LLC	Common stock	N/A	N/A	N/A	—	—	—	—
Marshall Retail Group LLC, The	LLC units	N/A	N/A	N/A	15	154	—	46
Paper Source, Inc.	Common stock	N/A	N/A	N/A	8	1,387	0.2	1,423
Pet Holdings ULC(7)(8)	LP interest	N/A	N/A	N/A	455	387	—	351
RCP PetPeople LP	LP interest	N/A	N/A	N/A	889	889	0.2	1,556
Sneaker Villa, Inc.	LLC interest	N/A	N/A	N/A	4	411	0.1	541
						4,421	1.2	10,888
Utilities
PowerPlan Holdings, Inc.	Common stock	N/A	N/A	N/A	—	303	0.1	349
PowerPlan Holdings, Inc.	Common stock	N/A	N/A	N/A	151	3	—	273
						306	0.1	622
Total non-controlled/non-affiliate company equity investments						$41,239	6.8%	$59,673
Total non-controlled/non-affiliate company investments					$1,505,637	$1,526,687	176.0%	$1,546,766

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount	Amortized Cost	Percentage of Net Assets	Fair Value
Non-controlled affiliate company investments(12)
Debt investments
Leisure, Amusement, Motion Pictures and Entertainment
Competitor Group, Inc.*#(7)	One stop	L + 9.25%	5.00% cash/ 5.50% PIK	11/2018	$9,233	$8,837	1.0%	$8,540
Competitor Group, Inc.(7)	One stop	L + 9.25%	5.00% cash/ 5.50% PIK	11/2018	1,095	1,063	0.1	1,013
Competitor Group, Inc.(7)	One stop	L + 9.25%	5.00% cash/ 5.50% PIK	11/2018	6	6	—	6
					10,334	9,906	1.1	9,559
Total non-controlled affiliate company debt investments					$10,334	$9,906	1.1%	$9,559
Equity Investments(10)(11)
Leisure, Amusement, Motion Pictures and Entertainment
Competitor Group, Inc.*#(7)	Preferred stock	N/A	N/A	N/A	$4	$4,226	—%	$59
Competitor Group, Inc.(7)	LLC interest	N/A	N/A	N/A	1	714	—	—
Competitor Group, Inc.*#(7)	Common stock	N/A	N/A	N/A	27	—	—	—
						$4,940	—	$59
Total non-controlled affiliate company equity investments						$4,940	—%	$59
Total non-controlled affiliate company investments					$10,334	$14,846	1.1%	$9,618
Controlled affiliate company investments(13)
Debt investments
Investment Funds and Vehicles
Senior Loan Fund LLC(7)	Subordinated debt	L + 8.00%	8.47%	05/2020	$77,301	$77,301	8.8%	$77,301
Total controlled affiliate company debt investments					$77,301	$77,301	8.8%	$77,301
Equity Investments(10)
Investment Funds and Vehicles
Senior Loan Fund LLC(7)	LLC interest	N/A	N/A	N/A		$31,339	3.1%	$26,927
Total controlled affiliate company equity investments						$31,339	3.1%	$26,927
Total controlled affiliate company investments					$77,301	$108,640	11.9%	$104,228
Total investments					$1,593,272	$1,650,173	189.0%	$1,660,612
Cash, Restricted Cash and Cash Equivalents
Cash and Restricted Cash						$45,259	5.1%	$45,259
BlackRock Liquidity Funds T-Fund Institutional Shares (CUSIP 09248U718)			0.21%(14)			44,281	5.0	44,281
Total Cash, Restricted Cash and Cash Equivalents						$89,540	10.1%	$89,540
Total Investments and Cash, Restricted Cash and Cash Equivalents						$1,739,713	199.1%	$1,750,152

*	Denotes that all or a portion of the loan secures the notes offered in the 2010 Debt Securitization (as defined in Note 7).

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2016
(In thousands)

ˆ	Denotes that all or a portion of the loan secures the notes offered in the 2014 Debt Securitization (as defined in Note 7).
#	Denotes that all or a portion of the loan collateralizes the Credit Facility (as defined in Note 7).
(1)	The majority of the investments bear interest at a rate that may be determined by reference to LIBOR or or Prime and which reset daily, quarterly or semiannually. For each, the Company has provided the spread over LIBOR or Prime and the weighted average current interest rate in effect at September 30, 2016. Certain investments are subject to a LIBOR or Prime interest rate floor. For fixed rate loans, a spread above a reference rate is not applicable.
(2)	For portfolio companies with multiple interest rate contracts, the interest rate shown is a weighted average current interest rate in effect at September 30, 2016.
(3)	The total principal amount is presented for debt investments while the number of shares or units owned is presented for equity investments.
(4)	The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par. The negative amortized cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.
(5)	The entire commitment was unfunded at September 30, 2016. As such, no interest is being earned on this investment.
(6)	Loan was on non-accrual status as of September 30, 2016, meaning that the Company has ceased recognizing interest income on the loan.
(7)	The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company's total assets. As of September 30, 2016, total non-qualifying assets at fair value represented 7.4% of the Company's assets calculated in accordance with the 1940 Act.
(8)	The headquarters of this portfolio company is located in Canada.
(9)	The sale of a portion of this loan does not qualify for sale accounting under ASC Topic 860 — Transfers and Servicing, and therefore, the entire one stop loan asset remains in the Consolidated Schedule of Investments. (See Note 7 in the accompanying notes to the consolidated financial statements.)
(10)	Non-income producing securities.
(11)	Ownership of certain equity investments may occur through a holding company or partnership.
(12)	As defined in the 1940 Act, the Company is deemed to be an “Affiliated Person” of the company as the Company along with affiliated entities owns five percent or more of the portfolio company's securities.
(13)	As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” of and “Control” this portfolio company as the Company owns more than 25% of the portfolio company's outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement). See Note 5 in the accompanying notes to the consolidated financial statements for transactions during the year ended September 30, 2016 in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control.
(14)	The rate shown is the annualized seven-day yield as of September 30, 2016.

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 1. Organization

Golub Capital BDC, Inc. (“GBDC” and, collectively with its subsidiaries, the “Company”) is an externally managed, closed-end, non-diversified management investment company. GBDC has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for U.S. federal income tax purposes, GBDC has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Company’s investment strategy is to invest primarily in senior secured and one stop (a loan that combines characteristics of traditional first lien senior secured loans and second lien or subordinated loans) loans of U.S. middle-market companies. The Company may also selectively invest in second lien and subordinated (a loan that ranks senior only to a borrower’s equity securities and ranks junior to all of such borrower’s other indebtedness in priority of payment) loans of, and warrants and minority equity securities in, U.S. middle-market companies. The Company has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with GC Advisors LLC (the “Investment Adviser”), under which the Investment Adviser manages the day-to-day operations of, and provides investment advisory services to, the Company. Under an administration agreement (the “Administration Agreement”) the Company is provided with certain services by an administrator (the “Administrator”), which is currently Golub Capital LLC.

Note 2. Significant Accounting Policies and Recent Accounting Updates

Basis of presentation:  The Company is an investment company as defined in the accounting and reporting guidance under Accounting Standards Codification (“ASC”) Topic 946 — Financial Services —  Investment Companies (“ASC Topic 946”).

The accompanying interim consolidated financial statements of the Company and related financial information have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 and 10 of Regulation S-X. Accordingly, they do not include all of the information and notes required by GAAP for annual financial statements. In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications consisting solely of normal accruals that are necessary for the fair presentation of financial results as of and for the periods presented. All intercompany balances and transactions have been eliminated. Certain prior period amounts have been reclassified to conform to the current period presentation.

Fair value of financial instruments:  The Company applies fair value to all of its financial instruments in accordance with ASC Topic 820 — Fair Value Measurement (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC Topic 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity-specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 2. Significant Accounting Policies and Recent Accounting Updates  – (continued)

Any changes to the valuation methodology are reviewed by management and the Company’s board of directors (the “Board”) to confirm that the changes are appropriate. As markets change, new products develop and the pricing for products becomes more or less transparent, the Company will continue to refine its valuation methodologies. See further description of fair value methodology in Note 6.

Use of estimates:  The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Consolidation:  As provided under Regulation S-X and ASC Topic 946, the Company will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of the Company’s wholly-owned subsidiaries Golub Capital BDC 2010-1 Holdings LLC (“Holdings”), Golub Capital BDC 2010-1 LLC (“2010 Issuer”), Golub Capital BDC CLO 2014 LLC (“2014 Issuer”), Golub Capital BDC Funding LLC (“Funding”), Golub Capital BDC Holdings, LLC (“BDC Holdings”), GC SBIC IV, L.P. (“SBIC IV”), GC SBIC V, L.P. (“SBIC V”), GC SBIC VI, L.P. (“SBIC VI”) and, prior to its dissolution on January 27, 2016, Golub Capital BDC Revolver Funding, LLC (“Revolver Funding”) in its consolidated financial statements. The Company does not consolidate its non-controlling interest in Senior Loan Fund LLC (“SLF”). See further description of the Company’s investment in SLF in Note 4.

Assets related to transactions that do not meet ASC Topic 860 — Transfers and Servicing (“ASC Topic 860”) requirements for accounting sale treatment are reflected in the Company’s consolidated statements of financial condition as investments. Those assets are owned by special purpose entities, including 2010 Issuer, 2014 Issuer and Funding, that are consolidated in the Company’s consolidated financial statements. The creditors of the special purpose entities have received security interests in such assets and such assets are not intended to be available to the creditors of GBDC (or any affiliate of GBDC).

Cash and cash equivalents:  Cash and cash equivalents are highly liquid investments with an original maturity of three months or less at the date of acquisition. The Company deposits its cash in financial institutions and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation insurance limits.

Restricted cash and cash equivalents:  Restricted cash and cash equivalents include amounts that are collected and are held by trustees who have been appointed as custodians of the assets securing certain of the Company’s financing transactions. Restricted cash is held by the trustees for payment of interest expense and principal on the outstanding borrowings or reinvestment into new assets. In addition, restricted cash and cash equivalents include amounts held within the Company’s small business investment company (“SBIC”) subsidiaries. The amounts held within the SBICs are generally restricted to the originations of new loans from the SBICs and the payment of U.S. Small Business Administration (“SBA”) debentures and related interest expense.

Revenue recognition:

Investments and related investment income:  Interest income is accrued based upon the outstanding principal amount and contractual interest terms of debt investments.

Loan origination fees, original issue discount and market discount or premium are capitalized, and the Company accretes or amortizes such amounts over the life of the loan as interest income. For the three months ended December 31, 2016 and 2015, the Company received loan origination fees of $1,914 and

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 2. Significant Accounting Policies and Recent Accounting Updates  – (continued)

$2,156, respectively. For the three months ended December 31, 2016 and 2015, interest income included $1,807 and $1,891, respectively, of accretion of discounts.

For investments with contractual payment-in-kind (“PIK”) interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, the Company will not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not collectible. For the three months ended December 31, 2016 and 2015, the Company recorded PIK income of $567 and $191, respectively, and received PIK payments in cash of $0 and $0, respectively.

In addition, the Company may generate revenue in the form of amendment, structuring or due diligence fees, fees for providing managerial assistance, consulting fees and prepayment premiums on loans. The Company records these fees as fee income when received. All other income is recorded into income when earned. For the three months ended December 31, 2016 and 2015, fee income included $166 and $165, respectively, of prepayment premiums.

For the three months ended December 31, 2016 and 2015, the Company received interest and fee income in cash, which excludes capitalized loan origination fees, in the amounts of $30,843 and $27,224 respectively.

Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Each distribution received from limited liability company (“LLC”) and limited partnership (“LP”) investments is evaluated to determine if the distribution should be recorded as dividend income or a return of capital. Generally, the Company will not record distributions from equity investments in LLCs and LPs as dividend income unless there are sufficient accumulated tax-basis earnings and profits in the LLC or LP prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment. For the three months ended December 31, 2016, the Company recorded dividend income of $898 and return of capital distributions of $191. For the three months ended December 31, 2015, the Company recorded dividend income of $1,007 and return of capital distributions of $2,070.

Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized. The Company reports current period changes in fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

Non-accrual loans:  A loan may be left on accrual status during the period the Company is pursuing repayment of the loan. Management reviews all loans that become 90 days or more past due on principal and interest, or when there is reasonable doubt that principal or interest will be collected, for possible placement on non-accrual status. When a loan is placed on non-accrual status, unpaid interest credited to income is reversed. Additionally, any original issue discount and market discount are no longer accreted to interest income as of the date the loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, payments are likely to remain current. The total fair value of non-accrual loans was $1,101 and $1,326 as of December 31, 2016 and September 30, 2016, respectively.

Partial loan sales:  The Company follows the guidance in ASC Topic 860 when accounting for loan participations and other partial loan sales. Such guidance requires a participation or other partial loan sale to meet the definition of a “participating interest”, as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 2. Significant Accounting Policies and Recent Accounting Updates  – (continued)

remain on the Company’s consolidated statements of financial condition and the proceeds are recorded as a secured borrowing until the definition is met. Secured borrowings are carried at fair value to correspond with the related investments, which are carried at fair value. See Note 7 for additional information.

Income taxes:  The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify and be subject to tax as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute dividends to its stockholders of an amount generally at least equal to 90% of investment company taxable income, as defined by the Code and determined without regard to any deduction for dividends paid, for each tax year. The Company has made, and intends to continue to make, the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes with respect to all income distributed to its stockholders.

Depending on the level of taxable income earned in a tax year, the Company may choose to retain taxable income in excess of current year dividend distributions, and would distribute such taxable income in the next tax year. The Company may then be required to pay a 4% excise tax on such income. To the extent that the Company determines that its estimated current year annual taxable income, determined on a calendar year basis, could exceed estimated current calendar year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the three months ended December 31, 2016 and 2015, $10 and $302, respectively, was recorded for U.S. federal excise tax.

The Company accounts for income taxes in conformity with ASC Topic 740 — Income Taxes (“ASC Topic 740”). ASC Topic 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC Topic 740 requires the evaluation of tax positions taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. It is the Company’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax expense. There were no material uncertain income tax positions through December 31, 2016. The 2013 through 2015 tax years remain subject to examination by U.S. federal and most state tax authorities.

Dividends and distributions:  Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend or distribution is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment.

The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for reinvestment of any distributions the Company declares in cash on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Board authorizes and the Company declares a cash distribution, then stockholders who participate in the DRIP will have their cash distribution reinvested in additional shares of the Company’s common stock, rather than receiving the cash distribution. The Company may use newly issued shares under the guidelines of the DRIP (if the Company’s shares are trading at a premium to net asset value), or the Company may purchase shares in the open market in connection with the obligations under the plan. In particular, if the Company’s shares are trading at a significant discount to net asset value (“NAV”) and the Company is otherwise permitted under applicable law to purchase such shares, the Company intends to purchase shares in the open market in connection with any obligations under the DRIP.

In the event the market price per share of the Company’s common stock on the date of a distribution exceeds the most recently computed NAV per share of the common stock, the Company will issue shares of common stock to participants in the DRIP at the greater of the most recently computed NAV per share of common stock or 95% of the current market price per share of common stock (or such lesser discount to the current market price per share that still exceeds the most recently computed NAV per share of common stock).

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 2. Significant Accounting Policies and Recent Accounting Updates  – (continued)

Share repurchase plan:  The Company has a share repurchase program (the “Program”) which allows the Company to repurchase up to $50,000 of the Company’s outstanding common stock on the open market at prices below the Company’s NAV as reported in its most recently published consolidated financial statements. The Board most recently reapproved the Program in August 2016 and the Program may be implemented at the discretion of management. The shares may be purchased from time to time at prevailing market prices, through open market transactions, including block transactions. The Company did not make any repurchases of its common stock during the three months ended December 31, 2016.

Deferred debt issuance costs:  Deferred debt issuance costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. As of December 31, 2016 and September 30, 2016, the Company had deferred debt issuance costs of $5,257 and $5,627, respectively. These amounts are amortized and included in interest expense in the consolidated statements of operations over the estimated average life of the borrowings. Amortization expense for the three months ended December 31, 2016 and 2015 was $849 and $1,249, respectively.

Deferred offering costs:  Deferred offering costs consist of fees paid in relation to legal, accounting, regulatory and printing work completed in preparation of equity offerings. Deferred offering costs are charged against the proceeds from equity offerings when received. As of December 31, 2016 and September 30, 2016, deferred offering costs, which are included in other assets on the consolidated statements of financial condition, were $145 and $145, respectively.

Accounting for derivative instruments:  The Company does not utilize hedge accounting and marks its derivatives, if any, to market through a net change in unrealized appreciation (depreciation) on derivative instruments in the consolidated statements of operations.

Recent accounting pronouncements:  In November 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash a consensus of FASB Emerging Issues Task Force, which requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. This guidance is effective for annual reporting periods, and the interim periods within those periods, beginning after December 15, 2017 and early adoption is permitted. The Company is currently evaluating the impact this ASU will have on its consolidated financial statements.

Note 3. Related Party Transactions

Investment Advisory Agreement:  Under the Investment Advisory Agreement, the Investment Adviser manages the day-to-day operations of, and provides investment advisory services to, GBDC. The Board most recently reapproved the Investment Advisory Agreement in May 2016. The Investment Adviser is a registered investment adviser with the Securities and Exchange Commission (the “SEC”). The Investment Adviser receives fees for providing services, consisting of two components, a base management fee and an Incentive Fee (as defined below).

The base management fee is calculated at an annual rate equal to 1.375% of average adjusted gross assets at the end of the two most recently completed calendar quarters (including assets purchased with borrowed funds and securitization-related assets, leverage, unrealized depreciation or appreciation on derivative instruments and cash collateral on deposit with custodian but adjusted to exclude cash and cash equivalents so that investors do not pay the base management fee on such assets) and is payable quarterly in arrears. Additionally, the Investment Adviser is voluntarily excluding assets funded with secured borrowing proceeds from the base management fee. The base management fee is adjusted, based on the actual number of day’s elapsed relative to the total number of days in such calendar quarter, for any share issuances or repurchases during such calendar quarter. For purposes of the Investment Advisory Agreement, cash

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 3. Related Party Transactions  – (continued)

equivalents means U.S. government securities and commercial paper instruments maturing within 270 days of purchase (which is different than the GAAP definition, which defines cash equivalents as U.S. government securities and commercial paper instruments maturing within 90 days of purchase). To the extent that the Investment Adviser or any of its affiliates provides investment advisory, collateral management or other similar services to a subsidiary of the Company, the base management fee will be reduced by an amount equal to the product of (1) the total fees paid to the Investment Adviser by such subsidiary for such services and (2) the percentage of such subsidiary’s total equity, including membership interests and any class of notes not exclusively held by one or more third parties, that is owned, directly or indirectly, by the Company.

The Company has structured the calculation of the Incentive Fee to include a fee limitation such that an Incentive Fee for any quarter can only be paid to the Investment Adviser if, after such payment, the cumulative Incentive Fees paid to the Investment Adviser since April 13, 2010, the effective date of the Company’s election to become a BDC, would be less than or equal to 20.0% of the Company’s Cumulative Pre-Incentive Fee Net Income (as defined below).

The Company accomplishes this limitation by subjecting each quarterly Incentive Fee payable under the Income and Capital Gain Incentive Fee Calculation (as defined below) to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap in any quarter is equal to the difference between (a) 20.0% of Cumulative Pre-Incentive Fee Net Income and (b) cumulative Incentive Fees of any kind paid to the Investment Adviser by GBDC since April 13, 2010. To the extent the Incentive Fee Cap is zero or a negative value in any quarter, no Incentive Fee would be payable in that quarter. If, for any relevant period, the Incentive Fee Cap calculation results in the Company paying less than the amount of the Incentive Fee calculated above, then the difference between the Incentive Fee and the Incentive Fee Cap will not be paid by GBDC and will not be received by the Investment Adviser as an Incentive Fee either at the end of such relevant period or at the end of any future period. “Cumulative Pre-Incentive Fee Net Income” is equal to the sum of (a) Pre-Incentive Fee Net Investment Income (as defined below) for each period since April 13, 2010 and (b) cumulative aggregate realized capital gains, cumulative aggregate realized capital losses, cumulative aggregate unrealized capital depreciation and cumulative aggregate unrealized capital appreciation since April 13, 2010.

“Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the calendar quarter (including the base management fee, taxes, any expenses payable under the Investment Advisory Agreement and the Administration Agreement, any expenses of securitizations and any interest expense and dividends paid on any outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that the Company has not yet received in cash.

Incentive Fees are calculated and payable quarterly in arrears (or, upon termination of the Investment Advisory Agreement, as of the termination date).

The income and capital gains incentive fee calculation (the “Income and Capital Gain Incentive Fee Calculation”) has two parts, the income component (the “Income Incentive Fee”) and the capital gains component (the “Capital Gain Incentive Fee” and, together with the Income Incentive Fee, the “Incentive Fee”). The Income Incentive Fee is calculated quarterly in arrears based on the Company’s Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter.

For the three months ended December 31, 2016 and 2015, the Income Incentive Fee incurred was $1,611 and $407, respectively.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 3. Related Party Transactions  – (continued)

Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the Income Incentive Fee, it is possible that an Incentive Fee may be calculated under this formula with respect to a period in which the Company has incurred a loss. For example, if the Company receives Pre-Incentive Fee Net Investment Income in excess of the hurdle rate (as defined below) for a calendar quarter, the Income Incentive Fee will result in a positive value and an Incentive Fee will be paid unless the payment of such Incentive Fee would cause the Company to pay Incentive Fees on a cumulative basis that exceed the Incentive Fee Cap. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets (defined as total assets less indebtedness and before taking into account any Incentive Fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2.0% quarterly. If market interest rates rise, the Company may be able to invest funds in debt instruments that provide for a higher return, which would increase Pre-Incentive Fee Net Investment Income and make it easier for the Investment Adviser to surpass the fixed hurdle rate and receive an Incentive Fee based on such net investment income.

The Company’s Pre-Incentive Fee Net Investment Income used to calculate this part of the Incentive Fee is also included in the amount of its total assets (excluding cash and cash equivalents but including assets purchased with borrowed funds and securitization-related assets, unrealized depreciation or appreciation on derivative instruments and cash collateral on deposit with custodian) used to calculate the 1.375% base management fee annual rate.

The Company calculates the Income Incentive Fee with respect to its Pre-Incentive Fee Net Investment Income quarterly, in arrears, as follows:

•	Zero in any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate;
•	100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. This portion of the Company’s Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than 2.5%) is referred to as the “catch-up” provision. The catch-up is meant to provide the Investment Adviser with 20.0% of the Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply if the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.5% in any calendar quarter; and
•	20.0% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any calendar quarter.

The Capital Gain Incentive Fee equals (a) 20.0% of the Company’s Capital Gain Incentive Fee Base (as defined below), if any, calculated in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), which commenced with the calendar year ending December 31, 2010, less (b) the aggregate amount of any previously paid Capital Gain Incentive Fees. The Company’s “Capital Gain Incentive Fee Base” equals (1) the sum of (i) realized capital gains, if any, on a cumulative positive basis from the date the Company elected to become a BDC through the end of each calendar year, (ii) all realized capital losses on a cumulative basis, (iii) all unrealized capital depreciation on a cumulative basis less (2) all unamortized deferred financing costs, if and to the extent such costs exceed all unrealized capital appreciation on a cumulative basis.

•	The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in the Company’s portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 3. Related Party Transactions  – (continued)

•	The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in the Company’s portfolio when sold and (b) the accreted or amortized cost basis of such investment.
•	The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Company’s portfolio as of the applicable Capital Gain Incentive Fee calculation date and (b) the accreted or amortized cost basis of such investment.

The Capital Gain Incentive Fee payable as calculated under the Investment Advisory Agreement (as described above) for each of the three months ended December 31, 2016 and 2015 was $0. However, in accordance with GAAP, we are required to include the aggregate unrealized capital appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. If the Capital Gain Incentive Fee Base, adjusted as required by GAAP to include unrealized appreciation, is positive at the end of a period, then GAAP requires the Company to accrue a capital gain incentive fee equal to 20% of such amount, less the aggregate amount of the actual Capital Gain Incentive Fees paid and capital gain incentive fees accrued under GAAP in all prior periods. If such amount is negative, then there is no accrual for such period. The resulting accrual under GAAP in a given period may result in additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. There can be no assurance that such unrealized capital appreciation will be realized in the future. From inception through December 31, 2016, the Company has not made any Capital Gain Incentive Fee payments. For the three months ended December 31, 2016 and 2015 the Company accrued a capital gain incentive fee under GAAP of $480 and $1,364, respectively, and are included in incentive fee in the consolidated statements of operations. As of December 31, 2016 and September 30, 2016, included in management and incentive fees payable on the consolidated statements of financial condition were $4.577 and $4,077, respectively, for accruals for capital gain incentive fees under GAAP.

The sum of the Income Incentive Fee and the Capital Gain Incentive Fee is the “Incentive Fee.”

Administration Agreement:  Under the Administration Agreement, the Administrator furnishes the Company with office facilities and equipment, provides the Company with clerical, bookkeeping and record keeping services at such facilities and provides the Company with other administrative services as the Administrator, subject to review by the Board, determines necessary to conduct the Company’s day-to-day operations. GBDC reimburses the Administrator the allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, fees and expenses associated with performing compliance functions and GBDC’s allocable portion of the cost of its chief financial officer and chief compliance officer and their respective staffs. The Board reviews such expenses to determine that these expenses are reasonable and comparable to administrative services charged by unaffiliated third party asset managers. Under the Administration Agreement, the Administrator also provides, on the Company’s behalf, managerial assistance to those portfolio companies to which the Company is required to provide such assistance and will be paid an additional amount based on the cost of the services provided, which amount shall not exceed the amount the Company receives from such portfolio companies.

Included in accounts payable and accrued expenses is $601 and $566 as of December 31, 2016 and September 30, 2016, respectively, for accrued allocated shared services under the Administration Agreement.

Other related party transactions:  The Administrator pays for certain unaffiliated third-party expenses incurred by the Company. Such expenses include postage, printing, office supplies, rating agency fees and professional fees. These expenses are not marked-up and represent the same amount the Company would have paid had the Company paid the expenses directly. These expenses are subsequently reimbursed in cash.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 3. Related Party Transactions  – (continued)

Total expenses reimbursed to the Administrator during the three months ended December 31, 2016 and 2015 were $582 and $557, respectively.

As of December 31, 2016 and September 30, 2016, included in accounts payable and accrued expenses were $737 and $582, respectively, for accrued expenses paid on behalf of the Company by the Administrator.

On June 22, 2016, the Company entered into an unsecured revolving credit facility with the Investment Adviser (the “Adviser Revolver”), with a maximum credit limit of $20,000 and expiration date of June 22, 2019. Refer to Note 7 for discussion of the Adviser Revolver.

During the three months ended December 31, 2016 and 2015, the Company sold $38,307 and $79,223, respectively, of investments and unfunded commitments to SLF at fair value and recognized $266 and $595, respectively, of net realized gains.

During the three months ended December 31, 2016 and 2015, SLF incurred an administrative service fee of $127 and $85, respectively, to reimburse the Administrator for expenses pursuant to an administrative and loan services agreement by and between SLF and the Administrator.

Note 4. Investments

Investments as of December 31, 2016 and September 30, 2016 consisted of the following:

	As of December 31, 2016			As of September 30, 2016
	Par	Amortized Cost	Fair Value	Par	Amortized Cost	Fair Value
Senior secured	$172,339	$170,305	$169,817	$164,818	$162,969	$162,849
One stop	1,353,016	1,334,378	1,337,069	1,321,494	1,303,056	1,304,467
Second lien	18,981	18,719	18,981	27,909	27,579	27,909
Subordinated debt	1,763	1,763	1,411	1,750	1,750	1,427
Subordinated notes in SLF(1)(2)	—	—	—	77,301	77,301	77,301
LLC equity interests in SLF(2)	N/A	113,689	108,779	N/A	31,339	26,927
Equity	N/A	45,885	60,245	N/A	46,179	59,732
Total	$1,546,099	$1,684,739	$1,696,302	$1,593,272	$1,650,173	$1,660,612

(1)	On December 30, 2016, SLF issued a capital call in an aggregate amount of $89,930 the proceeds of which were used to redeem in full the outstanding balance on the subordinated notes previously issued by SLF and terminate all remaining subordinated note commitments.
(2)	SLF’s proceeds from the subordinated notes and LLC equity interests invested in SLF were utilized by SLF to invest in senior secured loans.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments  – (continued)

The following tables show the portfolio composition by geographic region at amortized cost and fair value as a percentage of total investments in portfolio companies. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

	As of December 31, 2016		As of September 30, 2016
Amortized Cost:
United States
Mid-Atlantic	$413,565	24.6%	$411,509	24.9%
Midwest	364,092	21.6	353,117	21.4
West	281,666	16.7	289,208	17.5
Southeast	357,509	21.2	364,203	22.1
Southwest	151,734	9.0	117,168	7.1
Northeast	101,256	6.0	100,056	6.1
Canada	14,917	0.9	14,912	0.9
Total	$1,684,739	100.0%	$1,650,173	100.0%
Fair Value:
United States
Mid-Atlantic	$405,770	23.9%	$403,536	24.3%
Midwest	368,624	21.7	357,059	21.5
West	280,530	16.5	288,047	17.3
Southeast	361,690	21.3	368,450	22.2
Southwest	153,547	9.1	119,641	7.2
Northeast	110,985	6.6	108,866	6.6
Canada	15,156	0.9	15,013	0.9
Total	$1,696,302	100.0%	$1,660,612	100.0%

The industry compositions of the portfolio at amortized cost and fair value as of December 31, 2016 and September 30, 2016 were as follows:

	As of December 31, 2016		As of September 30, 2016
Amortized Cost:
Aerospace and Defense	$63,738	3.8%	$64,220	3.9%
Automobile	16,431	1.0	25,293	1.5
Banking	17,546	1.0	17,447	1.1
Beverage, Food and Tobacco	151,989	9.0	141,879	8.6
Broadcasting and Entertainment	1,468	0.1	1,471	0.1
Buildings and Real Estate	24,068	1.4	24,386	1.5
Chemicals, Plastics and Rubber	2,418	0.1	73	0.0	*
Containers, Packaging and Glass	—	—	3,477	0.2
Diversified Conglomerate Manufacturing	81,749	4.9	84,255	5.1
Diversified Conglomerate Service	279,063	16.6	270,691	16.4
Ecological	15,335	0.9	15,343	0.9
Electronics	136,223	8.1	144,560	8.8
Grocery	17,065	1.0	17,051	1.0

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments  – (continued)

	As of December 31, 2016			As of September 30, 2016
Healthcare, Education and Childcare	332,462	19.7		322,793	19.6
Home and Office Furnishings, Housewares and Durable Consumer	14,408	0.9		17,796	1.1
Hotels, Motels, Inns, and Gaming	801	0.0	*	804	0.0	*
Insurance	32,905	2.0		32,652	2.0
Investment Funds and Vehicles	113,689	6.7		108,640	6.6
Leisure, Amusement, Motion Pictures and Entertainment	56,696	3.4		56,004	3.4
Mining, Steel, Iron and Non-Precious Metals	4,398	0.3		4,562	0.3
Oil and Gas	2,263	0.1		2,287	0.1
Personal and Non-Durable Consumer Products	57,943	3.4		37,531	2.3
Personal, Food and Miscellaneous Services	57,007	3.4		64,790	3.9
Printing and Publishing	46,407	2.8		46,049	2.8
Retail Stores	136,352	8.1		130,991	7.9
Telecommunications	9,367	0.6		2,170	0.1
Textiles and Leather	2,012	0.1		2,015	0.1
Utilities	10,936	0.6		10,943	0.7
Total	$1,684,739	100.0%		$1,650,173	100.0%

*	Represents an amount less than 0.1%

	As of December 31, 2016		As of September 30, 2016
Fair Value:
Aerospace and Defense	$59,602	3.5%	$59,120	3.6%
Automobile	16,643	1.0	25,911	1.6
Banking	16,692	1.0	17,529	1.1
Beverage, Food and Tobacco	156,109	9.2	145,658	8.8
Broadcasting and Entertainment	1,484	0.1	1,483	0.1
Buildings and Real Estate	24,513	1.5	24,852	1.5
Chemicals, Plastics and Rubber	2,441	0.1	75	0.0	*
Containers, Packaging and Glass	—	—	3,489	0.2
Diversified Conglomerate Manufacturing	82,158	4.8	84,306	5.1
Diversified Conglomerate Service	283,258	16.7	274,198	16.5
Ecological	15,751	0.9	15,618	0.9
Electronics	138,043	8.1	146,319	8.8
Grocery	17,959	1.1	17,862	1.1
Healthcare, Education and Childcare	335,465	19.8	327,287	19.7
Home and Office Furnishings, Housewares and Durable Consumer	13,866	0.8	16,498	1.0
Hotels, Motels, Inns, and Gaming	811	0.1	815	0.0	*
Insurance	33,601	2.0	33,303	2.0
Investment Funds and Vehicles	108,779	6.4	104,228	6.3
Leisure, Amusement, Motion Pictures and Entertainment	51,320	3.0	51,397	3.1

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments  – (continued)

	As of December 31, 2016		As of September 30, 2016
Mining, Steel, Iron and Non-Precious Metals	3,869	0.2	3,914	0.2
Oil and Gas	2,296	0.1	2,305	0.1
Personal and Non-Durable Consumer Products	58,662	3.5	37,895	2.3
Personal, Food and Miscellaneous Services	58,294	3.4	66,198	4.0
Printing and Publishing	47,361	2.8	46,814	2.8
Retail Stores	144,497	8.5	137,940	8.3
Telecommunications	9,346	0.6	2,111	0.1
Textiles and Leather	2,055	0.1	2,061	0.1
Utilities	11,427	0.7	11,426	0.7
Total	$1,696,302	100.0%	$1,660,612	100.0%

*	Represents an amount less than 0.1%

Senior Loan Fund LLC:

The Company co-invests with RGA Reinsurance Company (“RGA”) in senior secured loans through SLF, an unconsolidated Delaware LLC. SLF is capitalized as transactions are completed and all portfolio and investment decisions in respect of SLF must be approved by the SLF investment committee consisting of two representatives of each of the Company and RGA (with unanimous approval required from (i) one representative of each of the Company and RGA or (ii) both representatives of each of the Company and RGA). SLF may cease making new investments upon notification of either member but operations will continue until all investments have been sold or paid-off in the normal course of business. Investments held by SLF are measured at fair value using the same valuation methodologies as described in Note 6.

As of December 31, 2016, SLF is capitalized from LLC equity interest subscriptions from its members. On December 14, 2016, the SLF investment committee approved the recapitalization of the commitments of SLF’s members. On December 30, 2016, SLF’s members entered into additional LLC equity interest subscriptions totaling $160,000, SLF issued capital calls totaling $89,930 to the Company and RGA and the subordinated notes previously issued by SLF were redeemed and terminated. As of December 31, 2016 and September 30, 2016, the Company and RGA owned 87.5% and 12.5%, respectively of the LLC equity interests of SLF. SLF’s profits and losses are allocated to the Company and RGA in accordance with their respective ownership interests. As of September 30, 2016, the Company and RGA owned 87.5% and 12.5%, respectively, of the outstanding subordinated notes issued by SLF.

Additionally, SLF has entered into a senior secured revolving credit facility (as amended, the “SLF Credit Facility”) with Wells Fargo Bank, N.A., through its wholly-owned subsidiary Senior Loan Fund II LLC (“SLF II”), which as of December 31, 2016 allowed SLF II to borrow up to $300,000 at any one time outstanding, subject to leverage and borrowing base restrictions.

As of December 31, 2016 and September 30, 2016, SLF had the following commitments from its members:

	As of December 31, 2016		As of September 30, 2016
	Committed	Funded(1)	Committed	Funded(1)(2)
Subordinated note commitments(3)	$—	$—	$160,000	$88,344
LLC equity commitments(3)	200,000	129,930	40,000	35,816
Total	$200,000	$129,930	$200,000	$124,160

(1)	Funded LLC equity commitments are presented net of return of capital distributions subject to recall.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments  – (continued)

(2)	Funded subordinated note commitments as of September 30, 2016 are presented net of repayments subject to recall. The subordinated note commitments were terminated as of December 30, 2016.
(3)	Commitments presented are combined for the Company and RGA.

As of December 31, 2016 and September 30, 2016, SLF had total assets at fair value of $345,010 and $332,786, respectively. As of December 31, 2016 and September 30, 2016, SLF had one portfolio company investment on non-accrual status and the total fair value of non-accrual loans was $5,650 and $6,686, respectively. The portfolio companies in SLF are in industries and geographies similar to those in which the Company may invest directly. Additionally, as of December 31, 2016 and September 30, 2016, SLF had commitments to fund various undrawn revolvers and delayed draw investments to its portfolio companies totaling $23,494 and $24,104, respectively.

Below is a summary of SLF’s portfolio, followed by a listing of the individual loans in SLF’s portfolio as of December 31, 2016 and September 30, 2016:

	As of December 31, 2016	As of September 30, 2016
Senior secured loans(1)	$342,140	$331,473
Weighted average current interest rate on senior secured loans(2)	6.1%	6.0%
Number of borrowers in SLF	61	62
Largest portfolio company investments(1)	$13,925	$13,050
Total of five largest portfolio company investments(1)	$62,008	$61,118

(1)	At principal/par amount.
(2)	Computed as the (a) annual stated interest rate on accruing senior secured loans divided by (b) total senior secured loans at principal/par amount.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments  – (continued)

SLF Loan Portfolio as of December 31, 2016

Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)		Principal/ Par Amount	Fair Value(2)
1A Smart Start LLC	Home and Office Furnishings, Housewares, and Durable Consumer	Senior loan	02/2022	5.8%		$2,110	$2,110
Accellos, Inc.(3)	Diversified Conglomerate Service	Senior loan	07/2020	6.8		13,925	13,925
Advanced Pain Management Holdings, Inc.,	Healthcare, Education and Childcare	Senior loan	02/2018	6.3		466	452
Advanced Pain Management Holdings, Inc.,	Healthcare, Education and Childcare	Senior loan	02/2018	6.3		6,805	6,601
Aimbridge Hospitality, LLC(3)	Hotels, Motels, Inns, and Gaming	Senior loan	10/2018	5.8		5,011	5,011
American Seafoods Group LLC	Beverage, Food and Tobacco	Senior loan	08/2021	6.0		4,818	4,818
Argon Medical Devices, Inc.	Healthcare, Education and Childcare	Senior loan	12/2021	5.8		3,714	3,714
Arise Virtual Solutions, Inc.(3)	Telecommunications	Senior loan	12/2018	7.8		10,241	9,728
Atkins Nutritionals, Inc(3)	Beverage, Food and Tobacco	Senior loan	01/2019	6.3		5,664	5,664
Boot Barn, Inc.	Retail Stores	Senior loan	06/2021	5.5		10,640	10,640
Brandmuscle, Inc.	Printing and Publishing	Senior loan	12/2021	5.8		4,935	4,927
C.B. Fleet Company, Incorporated	Personal and Non-Durable Consumer Products	Senior loan	12/2021	5.8		7,594	7,594
Certara L.P.(3)	Healthcare, Education and Childcare	Senior loan	12/2018	7.3		8,285	8,285
Checkers Drive-In Restaurants, Inc.	Beverage, Food and Tobacco	Senior loan	01/2022	6.5		4,212	4,180
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior loan	12/2020	6.3		4,362	4,362
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior loan	12/2020	6.3		8,655	8,655
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	6.5		41	41
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	6.5		1,237	1,237
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	6.6		2,460	2,460
CPI Buyer, LLC (Cole-Parmer)(3)	Healthcare, Education and Childcare	Senior loan	08/2021	5.5		5,791	5,791
Curo Health Services LLC(3)	Healthcare, Education and Childcare	Senior loan	02/2022	6.5		5,895	5,942
DentMall MSO, LLC(4)	Retail Stores	Senior loan	07/2019	6.1		1,076	576
DentMall MSO, LLC(4)	Retail Stores	Senior loan	07/2019	6.0		10,147	5,074
DISA Holdings Acquisition Subsidiary Corp.	Diversified Conglomerate Service	Senior loan	12/2020	5.5		160	128
DISA Holdings Acquisition Subsidiary Corp.	Diversified Conglomerate Service	Senior loan	12/2020	5.5		4,557	4,420
EAG, INC. (Evans Analytical Group)	Diversified Conglomerate Service	Senior loan	07/2018	5.3		2,080	2,080
Encore GC Acquisition, LLC	Healthcare, Education and Childcare	Senior loan	01/2020	6.5		4,761	4,761
Express Oil Change, LLC(3)	Retail Stores	Senior loan	12/2017	6.0		4,773	4,773
Extreme Reach Inc.	Broadcasting and Entertainment	Senior loan	02/2020	7.3		1,965	1,986
Federal-Mogul Corporation	Automobile	Senior loan	04/2021	4.8		1,915	1,901
Flexan, LLC(3)(5)	Chemicals, Plastics and Rubber	Senior loan	02/2020	N/A	(6)	—	(7)
Flexan, LLC	Chemicals, Plastics and Rubber	Senior loan	02/2020	6.8		1,686	1,669
Flexan, LLC	Chemicals, Plastics and Rubber	Senior loan	02/2020	6.8		6,075	6,014
Harvey Tool Company, LLC	Diversified Conglomerate Manufacturing	Senior loan	03/2020	6.0		3,100	3,100
Jensen Hughes, Inc.	Diversified Conglomerate Service	Senior loan	12/2021	6.2		65	65
Jensen Hughes, Inc.	Diversified Conglomerate Service	Senior loan	12/2021	6.0		103	103
Jensen Hughes, Inc.	Diversified Conglomerate Service	Senior loan	12/2021	6.3		2,336	2,336
Joerns Healthcare, LLC(3)	Healthcare, Education and Childcare	Senior loan	05/2020	8.0		9,573	8,999
Julio & Sons Company	Beverage, Food and Tobacco	Senior loan	12/2018	6.5		1,061	1,061
Julio & Sons Company	Beverage, Food and Tobacco	Senior loan	12/2018	7.3		1,342	1,342
Julio & Sons Company	Beverage, Food and Tobacco	Senior loan	12/2018	6.5		6,816	6,816

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments  – (continued)

SLF Loan Portfolio as of December 31, 2016 – (continued)

Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)		Principal/ Par Amount	Fair Value(2)
Loar Group Inc.	Aerospace and Defense	Senior loan	01/2022	5.8%		$2,227	$2,227
Mediaocean LLC(5)	Diversified Conglomerate Service	Senior loan	08/2020	N/A	(6)	—	(1)
Mediaocean LLC	Diversified Conglomerate Service	Senior loan	08/2022	5.8		3,129	3,129
Northwestern Management Services, LLC	Healthcare, Education and Childcare	Senior loan	10/2019	7.8		7	7
Northwestern Management Services, LLC	Healthcare, Education and Childcare	Senior loan	10/2019	6.5		50	50
Northwestern Management Services, LLC	Healthcare, Education and Childcare	Senior loan	10/2019	6.5		4,818	4,818
Paradigm DKD Group, LLC	Buildings and Real Estate	Senior loan	11/2018	5.8		90	76
Paradigm DKD Group, LLC	Buildings and Real Estate	Senior loan	11/2018	5.8		1,993	1,953
Pasternack Enterprises, Inc.	Diversified Conglomerate Manufacturing	Senior loan	05/2022	6.0		4,090	4,090
Payless ShoeSource, Inc.	Retail Stores	Senior loan	03/2021	5.0		1,950	1,032
Pentec Acquisition Sub, Inc.	Healthcare, Education and Childcare	Senior loan	05/2018	6.3		1,368	1,368
PetVet Care Centers LLC(3)(5)	Personal, Food and Miscellaneous Services	Senior loan	12/2019	N/A	(6)	—	(7)
PetVet Care Centers LLC(3)	Personal, Food and Miscellaneous Services	Senior loan	12/2020	5.8		1,216	1,204
PetVet Care Centers LLC(3)	Personal, Food and Miscellaneous Services	Senior loan	12/2020	5.8		5,880	5,821
Polk Acquisition Corp.	Automobile	Senior loan	06/2022	7.3		35	35
Polk Acquisition Corp.	Automobile	Senior loan	06/2022	6.0		54	54
Polk Acquisition Corp.	Automobile	Senior loan	06/2022	6.0		4,722	4,722
PowerPlan Holdings, Inc.(3)	Utilities	Senior loan	02/2022	5.8		11,982	11,982
Premise Health Holding Corp.(3)	Healthcare, Education and Childcare	Senior loan	06/2020	5.5		11,861	11,861
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior loan	08/2019	7.9		298	298
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior loan	08/2019	6.8		9,813	9,813
R.G. Barry Corporation	Personal, Food and Miscellaneous Services	Senior loan	09/2019	6.0		5,680	5,623
Radiology Partners, Inc.(3)	Healthcare, Education and Childcare	Senior loan	09/2020	6.5		509	509
Radiology Partners, Inc.(3)	Healthcare, Education and Childcare	Senior loan	09/2020	6.5		600	600
Radiology Partners, Inc.(3)	Healthcare, Education and Childcare	Senior loan	09/2020	6.5		7,852	7,852
Reliant Pro ReHab, LLC(3)	Healthcare, Education and Childcare	Senior loan	12/2017	6.0		3,316	3,316
RSC Acquisition, Inc.	Insurance	Senior loan	11/2020	5.6		3	3
RSC Acquisition, Inc.(3)	Insurance	Senior loan	11/2022	6.3		3,894	3,894
Rubio’s Restaurants, Inc(3)	Beverage, Food and Tobacco	Senior loan	11/2018	6.0		5,031	5,031
Rug Doctor LLC	Personal and Non-Durable Consumer Products	Senior loan	06/2018	6.3		7,483	7,483
Saldon Holdings, Inc.	Diversified Conglomerate Service	Senior loan	09/2021	5.5		2,631	2,631
Sarnova HC, LLC	Healthcare, Education and Childcare	Senior loan	01/2022	5.8		3,712	3,712
SEI, Inc.(3)	Electronics	Senior loan	07/2021	5.8		8,689	8,689
Self Esteem Brands, LLC(3)	Leisure, Amusement, Motion Pictures and Entertainment	Senior loan	02/2020	5.0		6,033	6,033
Severin Acquisition, LLC(3)	Diversified Conglomerate Service	Senior loan	07/2021	5.9		4,869	4,846
Smashburger Finance LLC(5)	Beverage, Food and Tobacco	Senior loan	05/2018	N/A	(6)	—	(2)
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8		71	70
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8		71	70
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8		72	70
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8		72	70
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8		910	892

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments  – (continued)

SLF Loan Portfolio as of December 31, 2016 – (continued)

Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)		Principal/ Par Amount	Fair Value(2)
Southern Anesthesia and Surgical	Healthcare, Education and Childcare	Senior loan	11/2017	6.5%		$2,708	$2,708
Tate’s Bake Shop, Inc.(3)	Beverage, Food and Tobacco	Senior loan	08/2019	6.0		2,948	2,948
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	5.3		4,582	4,567
Transaction Data Systems, Inc.(5)	Diversified Conglomerate Service	Senior loan	06/2020	N/A	(6)	—	(1)
Transaction Data Systems, Inc.	Diversified Conglomerate Service	Senior loan	06/2021	6.3		7,449	7,406
W3 Co.	Oil and Gas	Senior loan	03/2020	5.8		2,917	2,455
Worldwide Express Operations, LLC	Cargo Transport	Senior loan	07/2019	6		100	100
Worldwide Express Operations, LLC	Cargo Transport	Senior loan	07/2019	6		4,839	4,839
Young Innovations, Inc.(3)(5)	Healthcare, Education and Childcare	Senior loan	01/2019	N/A	(6)	—	(4)
Young Innovations, Inc.(3)	Healthcare, Education and Childcare	Senior loan	01/2019	6.0		3,795	3,757
Zest Holdings, LLC	Healthcare, Education and Childcare	Senior loan	08/2020	5.8		5,269	5,242
						$342,140	$333,275

(1)	Represents the weighted average annual current interest rate as of December 31, 2016. All interest rates are payable in cash.
(2)	Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in the Board’s valuation process described elsewhere herein.
(3)	The Company also holds a portion of the first lien senior secured loan in this portfolio company.
(4)	Loan was on non-accrual status as of December 31, 2016, meaning that SLF has ceased recognizing interest income on the loan.
(5)	The negative fair value is the result of the unfunded commitment being valued below par.
(6)	The entire commitment was unfunded at December 31, 2016. As such, no interest is being earned on this investment.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments  – (continued)

SLF Loan Portfolio as of September 30, 2016

Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)		Principal/ Par Amount	Fair Value(2)
1A Smart Start LLC(3)	Home and Office Furnishings, Housewares, and Durable Consumer	Senior loan	02/2022	5.8%		$2,116	$2,111
ACTIVE Network, Inc.	Electronics	Senior loan	11/2020	5.5		1,945	1,938
Advanced Pain Management Holdings, Inc.	Healthcare, Education and Childcare	Senior loan	02/2018	6.3		6,805	6,601
Advanced Pain Management Holdings, Inc.	Healthcare, Education and Childcare	Senior loan	02/2018	6.3		466	452
Advanced Pain Management Holdings, Inc.(4)	Healthcare, Education and Childcare	Senior loan	02/2018	N/A	(5)	—	(35)
Aimbridge Hospitality, LLC(3)	Hotels, Motels, Inns, and Gaming	Senior loan	10/2018	5.8		5,037	5,037
American Seafoods Group LLC	Beverage, Food and Tobacco	Senior loan	08/2021	6.0		4,818	4,806
Argon Medical Devices, Inc.	Healthcare, Education and Childcare	Senior loan	12/2021	5.8		3,895	3,895
Arise Virtual Solutions, Inc.(3)	Telecommunications	Senior loan	12/2018	7.8		10,804	10,264
Arise Virtual Solutions, Inc.(3)(4)	Telecommunications	Senior loan	12/2018	N/A	(5)	—	(28)
Atkins Nutritionals, Inc.(3)	Beverage, Food and Tobacco	Senior loan	01/2019	6.3		5,664	5,664
BMC Software, Inc.	Electronics	Senior loan	09/2020	5.0		1,876	1,813
Boot Barn, Inc.	Retail Stores	Senior loan	06/2021	5.5		10,667	10,667
Brandmuscle, Inc.	Printing and Publishing	Senior loan	12/2021	5.8		4,948	4,938
C.B. Fleet Company, Incorporated	Personal and Non-Durable Consumer Products	Senior loan	12/2021	5.8		7,613	7,613
Checkers Drive-In Restaurants, Inc.	Beverage, Food and Tobacco	Senior loan	01/2022	6.5		4,460	4,427
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior loan	12/2020	6.3		8,677	8,677
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior loan	12/2020	6.3		4,373	4,373
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	6.5		2,466	2,454
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	6.5		1,240	1,234
CPI Buyer, LLC (Cole-Parmer)(3)	Healthcare, Education and Childcare	Senior loan	08/2021	5.5		5,805	5,776
Curo Health Services LLC(3)	Healthcare, Education and Childcare	Senior loan	02/2022	6.5		5,910	5,928
DentMall MSO, LLC(6)	Retail Stores	Senior loan	07/2019	6.0		10,147	6,088
DentMall MSO, LLC(6)	Retail Stores	Senior loan	07/2019	6.0		1,000	598
DISA Holdings Acquisition Subsidiary Corp.	Diversified Conglomerate Service	Senior loan	12/2020	5.5		4,568	4,431
DISA Holdings Acquisition Subsidiary Corp.	Diversified Conglomerate Service	Senior loan	12/2020	5.5		255	224
EAG, INC. (Evans Analytical Group)	Diversified Conglomerate Service	Senior loan	07/2017	5.0		2,113	2,113
Encore GC Acquisition, LLC(3)	Healthcare, Education and Childcare	Senior loan	01/2020	6.3		4,773	4,773
Encore GC Acquisition, LLC(3)	Healthcare, Education and Childcare	Senior loan	01/2020	7.8		164	164
Express Oil Change, LLC(3)	Retail Stores	Senior loan	12/2017	6.0		4,841	4,841
Extreme Reach Inc.	Broadcasting and Entertainment	Senior loan	02/2020	7.3		1,976	1,998
Federal-Mogul Corporation	Automobile	Senior loan	04/2021	4.8		3,920	3,799
Flexan, LLC	Chemicals, Plastics and Rubber	Senior loan	02/2020	6.3		6,090	6,090
Harvey Tool Company, LLC(3)	Diversified Conglomerate Manufacturing	Senior loan	03/2020	6.0		3,108	3,108
Jensen Hughes, Inc.	Diversified Conglomerate Service	Senior loan	12/2021	6.3		2,342	2,342
Jensen Hughes, Inc.	Diversified Conglomerate Service	Senior loan	12/2021	6.0		104	104
Jensen Hughes, Inc.	Diversified Conglomerate Service	Senior loan	12/2021	6.2		65	65
Joerns Healthcare, LLC(3)	Healthcare, Education and Childcare	Senior loan	05/2020	6.0		9,598	9,118
Julio & Sons Company	Beverage, Food and Tobacco	Senior loan	12/2018	6.5		6,834	6,834
Julio & Sons Company	Beverage, Food and Tobacco	Senior loan	12/2018	6.5		1,061	1,061
Julio & Sons Company	Beverage, Food and Tobacco	Senior loan	12/2018	6.5		596	596

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments  – (continued)

SLF Loan Portfolio as of September 30, 2016 – (continued)

Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)		Principal/ Par Amount	Fair Value(2)
K&N Engineering, Inc.(3)	Automobile	Senior loan	07/2019	6.8%		$3,781	$3,781
K&N Engineering, Inc.(3)	Automobile	Senior loan	07/2019	5.3		179	179
Loar Group Inc.	Aerospace and Defense	Senior loan	01/2022	5.8		2,233	2,233
Mediaocean LLC(3)	Diversified Conglomerate Service	Senior loan	08/2022	5.8		3,137	3,137
Northwestern Management Services, LLC(3)	Healthcare, Education and Childcare	Senior loan	10/2019	6.5		4,288	4,224
Northwestern Management Services, LLC(3)	Healthcare, Education and Childcare	Senior loan	10/2019	6.5		470	463
Northwestern Management Services, LLC(3)	Healthcare, Education and Childcare	Senior loan	10/2019	7.5		1	1
Paradigm DKD Group, LLC	Buildings and Real Estate	Senior loan	11/2018	6.5		1,998	1,958
Paradigm DKD Group, LLC	Buildings and Real Estate	Senior loan	11/2018	6.7		180	166
Pasternack Enterprises, Inc. and Fairview Microwave, Inc(3)	Diversified Conglomerate Manufacturing	Senior loan	05/2022	6.0		1,640	1,623
Payless ShoeSource, Inc.	Retail Stores	Senior loan	03/2021	5.0		1,955	1,163
Pentec Acquisition Sub, Inc.	Healthcare, Education and Childcare	Senior loan	05/2018	6.3		1,419	1,419
PetVet Care Centers LLC(3)	Personal, Food and Miscellaneous Services	Senior loan	12/2020	5.8		5,895	5,895
PetVet Care Centers LLC(3)	Personal, Food and Miscellaneous Services	Senior loan	12/2020	5.8		1,219	1,219
PowerPlan Holdings, Inc.(3)	Utilities	Senior loan	02/2022	5.8		11,994	11,994
PPT Management, LLC	Healthcare, Education and Childcare	Senior loan	04/2020	6.0		13,026	13,026
PPT Management, LLC	Healthcare, Education and Childcare	Senior loan	04/2020	6.0		10	10
Premise Health Holding Corp.(3)	Healthcare, Education and Childcare	Senior loan	06/2020	5.5		11,891	11,891
Pyramid Healthcare, Inc.(3)	Healthcare, Education and Childcare	Senior loan	08/2019	6.8		8,354	8,354
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior loan	08/2019	7.8		373	373
R.G. Barry Corporation	Personal, Food and Miscellaneous Services	Senior loan	09/2019	6.0		5,880	5,821
Radiology Partners, Inc.(3)	Healthcare, Education and Childcare	Senior loan	09/2020	6.5		7,072	7,001
Radiology Partners, Inc.(3)	Healthcare, Education and Childcare	Senior loan	09/2020	6.5		801	792
Radiology Partners, Inc.(3)	Healthcare, Education and Childcare	Senior loan	09/2020	6.5		510	505
Radiology Partners, Inc.(3)(4)	Healthcare, Education and Childcare	Senior loan	09/2020	N/A	(5)	—	(6)
Radiology Partners, Inc.(3)(4)	Healthcare, Education and Childcare	Senior loan	09/2020	N/A	(5)	—	(3)
Reliant Pro ReHab, LLC(3)	Healthcare, Education and Childcare	Senior loan	12/2017	6.0		3,337	3,337
RSC Acquisition, Inc.(3)	Insurance	Senior loan	11/2022	6.3		3,732	3,732
RSC Acquisition, Inc.(3)	Insurance	Senior loan	11/2022	6.3		172	172
RSC Acquisition, Inc.	Insurance	Senior loan	11/2020	6.8		33	33
Rubio’s Restaurants, Inc.(3)	Beverage, Food and Tobacco	Senior loan	11/2018	6.0		5,044	5,044
Rug Doctor LLC	Personal and Non-Durable Consumer Products	Senior loan	06/2018	6.3		7,780	7,780
Saldon Holdings, Inc.	Diversified Conglomerate Service	Senior loan	09/2021	5.5		2,718	2,718
Sarnova HC, LLC	Healthcare, Education and Childcare	Senior loan	01/2022	5.8		3,722	3,722
SEI, Inc.	Electronics	Senior loan	07/2021	5.8		8,711	8,711
Self Esteem Brands, LLC(3)	Leisure, Amusement, Motion Pictures and Entertainment	Senior loan	02/2020	5.0		6,342	6,342
Severin Acquisition, LLC(3)	Diversified Conglomerate Service	Senior loan	07/2021	5.9		4,882	4,858
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8		951	932
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8		75	74
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8		75	73
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8		75	73

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments  – (continued)

SLF Loan Portfolio as of September 30, 2016 – (continued)

Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)		Principal/ Par Amount	Fair Value(2)
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8%		$75	$73
Smashburger Finance LLC(4)	Beverage, Food and Tobacco	Senior loan	05/2018	N/A	(5)	—	(2)
Systems Maintenance Services Holding, Inc.(3)	Electronics	Senior loan	10/2019	5.0		2,396	2,396
Tate’s Bake Shop, Inc.(3)	Beverage, Food and Tobacco	Senior loan	08/2019	6.0		2,955	2,955
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	5.3		4,582	4,566
Transaction Data Systems, Inc.(3)	Diversified Conglomerate Service	Senior loan	06/2021	6.3		5,260	5,260
Transaction Data Systems, Inc.	Diversified Conglomerate Service	Senior loan	06/2020	5.5		9	8
W3 Co.	Oil and Gas	Senior loan	03/2020	5.8		2,924	2,295
Worldwide Express Operations, LLC	Cargo Transport	Senior loan	07/2019	6.0		4,869	4,869
Worldwide Express Operations, LLC	Cargo Transport	Senior loan	07/2019	6.0		100	100
Young Innovations, Inc.(3)	Healthcare, Education and Childcare	Senior loan	01/2019	5.3		3,804	3,818
Young Innovations, Inc.(3)	Healthcare, Education and Childcare	Senior loan	01/2018	6.8		122	118
Zest Holdings, LLC	Healthcare, Education and Childcare	Senior loan	08/2020	5.8		5,282	5,282
						$331,473	$323,510

(1)	Represents the weighted average annual current interest rate as of September 30, 2016. All interest rates are payable in cash.
(2)	Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in the Board’s valuation process described elsewhere herein.
(3)	The Company also holds a portion of the first lien senior secured loan in this portfolio company.
(4)	The negative fair value is the result of the unfunded commitment being valued below par.
(5)	The entire commitment was unfunded at September 30, 2016. As such, no interest is being earned on this investment.
(6)	Loan was on non-accrual status as of September 30, 2016, meaning that SLF has ceased recognizing interest income on the loan.

As of December 31, 2016, the Company has committed to fund $175,000 of LLC equity interest subscriptions to SLF. As of December 31, 2016 and September 30, 2016, $113,689 and $31,339, respectively, of the Company’s LLC equity interest subscriptions to SLF had been called and contributed, net of return of capital distributions subject to recall. For the three months ended December 31, 2016 and 2015, the Company received $746 and $776 in dividend income from the SLF LLC equity interests, respectively.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments  – (continued)

As of September 30, 2016, the amortized cost, net of principal repayments that were subject to recall, and fair value of the subordinated notes held by the Company was $77,301 and $77,301, respectively. As of September 30, 2016, the subordinated notes paid a weighted average interest rate of three-month LIBOR plus 8.0%. For the three months ended December 31, 2016 and 2015, the Company earned interest income on the subordinated notes of $1,639 and $1,626, respectively. See below for certain summarized financial information for SLF as of December 31, 2016 and September 30, 2016 and for the three months ended December 31, 2016 and 2015:

	As of December 31, 2016	As of September 30, 2016
Selected Balance Sheet Information:
Investments, at fair value	$333,275	$323,510
Cash and other assets	7,892	7,281
Receivable from investments sold	3,843	1,995
Total assets	$345,010	$332,786
Senior credit facility	$220,600	$214,050
Unamortized debt issuance costs	(563)	(949)
Other liabilities	654	567
Total liabilities	220,691	213,668
Subordinated notes and members’ equity	124,319	119,118
Total liabilities and members’ equity	$345,010	$332,786

	Three months ended December 31,
	2016	2015
Selected Statement of Operations Information:
Interest income	$5,190	$5,355
Total investment income	5,190	5,355
Interest expense	3,884	3,719
Administrative service fee	127	85
Other expenses	33	35
Total expenses	4,044	3,839
Net investment income	1,146	1,516
Net change in unrealized appreciation (depreciation) on investments and subordinated notes	(862)	(3,501)
Net increase (decrease) in net assets	$284	$(1,985)

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 5. Transactions with Affiliated Companies

An affiliated company is generally a portfolio company in which the Company owns 5% or more of the portfolio company’s voting securities. A controlled affiliate is generally a portfolio company in which the Company owns more than 25% of the portfolio company’s outstanding voting securities. Transactions related to investments with both controlled and non-controlled affiliates for the three months ended December 31, 2016 and 2015 were as follows:

For the three months ended December 31, 2016
Portfolio Company	Fair value at September 30, 2016	Purchases (cost)(1)	Redemptions (cost)	Transfer in (out) (cost)	Discount accretion	Net change in unrealized gain/(loss)	Fair value at December 31, 2016	Net realized gain/(loss)	Interest and fee income	Dividend income
Controlled Affiliates
Senior Loan Fund LLC*	$104,228	$87,806	$(82,757)	$—	$—	$(498)	$108,779	$—	$1,639	$746
Non-Controlled Affiliates
Competitor Group, Inc.	9,618	149	(3)	—	50	(643)	9,171	—	327	—
Total Controlled and Non-Controlled Affiliates	$113,846	$87,955	$(82,760)	$—	$50	$(1,141)	$117,950	$—	$1,966	$746

*	Together with RGA, the Company co-invests through SLF. SLF is capitalized as transactions are completed and all portfolio and investment decisions in respect to SLF must be approved by the SLF investment committee consisting of two representatives of the Company and RGA (with unanimous approval required from (i) one representative of each of the Company and RGA or (ii) both representatives of each of the Company and RGA). Therefore, although the Company owns more than 25% of the voting securities of SLF, the Company does not believe that it has control over SLF for purposes of the 1940 Act or otherwise.
(1)	Purchases at cost includes amounts related to PIK capitalized and added to the principal balance of the respective loans.

For the three months ended December 31, 2015
Portfolio Company	Fair value at September 30, 2015	Purchases (cost)(1)	Redemptions (cost)	Transfer in (out) (cost)	Discount accretion	Net change in unrealized gain/(loss)	Fair value at December 31, 2015	Net realized gain/(loss)	Interest and fee income	Dividend income
Controlled Affiliates
Senior Loan Fund LLC*	$98,936	$15,505	$—	$—	$—	$(2,512)	$111,929	$—	$1,626	$776
Non-Controlled Affiliates
Barcelona Restaurants, LLC(2)	5,523	—	(1,995)	(4,871)	—	1,343	—	2,722	—	—
Total Controlled and Non-Controlled Affiliates	$104,459	$15,505	$(1,995)	$(4,871)	$—	$(1,169)	$111,929	$2,722	$1,626	$776

*	Together with RGA, the Company co-invests through SLF. SLF is capitalized as transactions are completed and all portfolio and investment decisions in respect to SLF must be approved by the SLF investment committee consisting of two representatives of the Company and RGA (with unanimous approval required from (i) one representative of each of the Company and RGA or (ii) both representatives of each of the Company and RGA). Therefore, although the Company owns more than 25% of the voting securities of SLF, the Company does not believe that it has control over SLF for purposes of the 1940 Act or otherwise.
(1)	Purchases at cost includes amounts related to PIK capitalized and added to the principal balance of the respective loans.
(2)	During the three months ended December 31, 2015, a portion of the Company’s investment was sold diluting the Company’s ownership to less than five percent of the portfolio company’s voting securities. As of December 31, 2015, the Company no longer classified the investment as a non-controlled affiliate.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 6. Fair Value Measurements

The Company follows ASC Topic 820 for measuring fair value. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the assets or liabilities or market and the assets’ or liabilities’ complexity. The Company’s fair value analysis includes an analysis of the value of any unfunded loan commitments. Assets and liabilities are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the asset or liability as of the measurement date. The three levels are defined as follows:

Level 1:  Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2:  Inputs include quoted prices for similar assets or liabilities in active markets and inputs that are observable for the assets or liabilities, either directly or indirectly, for substantially the full term of the assets or liabilities.

Level 3:  Inputs include significant unobservable inputs for the assets or liabilities and include situations where there is little, if any, market activity for the assets or liabilities. The inputs into the determination of fair value are based upon the best information available and may require significant management judgment or estimation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an asset’s or a liability’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability. The Company assesses the levels of assets and liabilities at each measurement date, and transfers between levels are recognized on the actual date of the event or change in circumstances that caused the transfers. There were no transfers among Level 1, 2 and 3 of the fair value hierarchy for assets and liabilities during the three months ended December 31, 2016 and 2015. The following section describes the valuation techniques used by the Company to measure different assets and liabilities at fair value and includes the level within the fair value hierarchy in which the assets and liabilities are categorized.

Investments

Level 1 investments are valued using quoted market prices. Level 2 investments are valued using market consensus prices that are corroborated by observable market data and quoted market prices for similar assets and liabilities. Level 3 investments are valued at fair value as determined in good faith by the Board, based on input of management, the audit committee and independent valuation firms that have been engaged at the direction of the Board to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process. This valuation process is conducted at the end of each fiscal quarter, with approximately 25% (based on the number of portfolio companies) of the Company’s valuations of debt and equity investments without readily available market quotations subject to review by an independent valuation firm. All investments as of December 31, 2016 and September 30, 2016, with the exception of money market funds included in cash and cash equivalents and restricted cash and cash equivalents (Level 1 investments) and investments measured at fair value using the NAV, were valued using Level 3 inputs of the fair value hierarchy.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 6. Fair Value Measurements  – (continued)

When determining fair value of Level 3 debt and equity investments, the Company may take into account the following factors, where relevant: the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons to publicly traded securities, and changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made and other relevant factors. The primary method for determining enterprise value uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s net income before net interest expense, income tax expense, depreciation and amortization (“EBITDA”). The enterprise value analysis is performed to determine the value of equity investments and to determine if debt investments are credit impaired. If debt investments are credit impaired, the Company will use the enterprise value analysis or a liquidation basis analysis to determine fair value. For debt investments that are not determined to be credit impaired, the Company uses a market interest rate yield analysis to determine fair value.

In addition, for certain debt investments, the Company may base its valuation on indicative bid and ask prices provided by an independent third party pricing service. Bid prices reflect the highest price that the Company and others may be willing to pay. Ask prices represent the lowest price that the Company and others may be willing to accept. The Company generally uses the midpoint of the bid/ask range as its best estimate of fair value of such investment.

Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company may realize significantly less than the value at which such investment had previously been recorded. The Company’s investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

Secured Borrowings

The Company has elected the fair value option under ASC Topic 825 — Financial Instruments relating to accounting for debt obligations at their fair value for its secured borrowings which arose due to partial loan sales which did not meet the criteria for sale treatment under ASC Topic 860. The Company reports changes in the fair value of its secured borrowings as a component of the net change in unrealized (appreciation) depreciation on secured borrowings in the consolidated statements of operations. The net gain or loss reflects the difference between the fair value and the principal amount due on maturity.

All secured borrowings as of December 31, 2016 and September 30, 2016 were valued using Level 3 inputs under the fair value hierarchy, and the Company’s approach to determining fair value of Level 3 secured borrowings is consistent with its approach to determining fair value of the Level 3 investments that are associated with these secured borrowings as previously described.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 6. Fair Value Measurements  – (continued)

The following tables present fair value measurements of the Company’s investments and secured borrowings and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value as of December 31, 2016 and September 30, 2016:

As of December 31, 2016 Description	Fair Value Measurements Using
	Level 1	Level 2	Level 3	Total
Assets:
Debt investments(1)	$—	$—	$1,527,278	$1,527,278
Equity investments(1)	—	—	60,245	60,245
Money market funds(1)(2)	29,472	—	—	29,472
Investment measured at NAV(3)(4)	—	—	—	108,779
Total assets:	$29,472	$—	$1,587,523	$1,725,774
Secured borrowings:	$—	$—	$462	$462

As of September 30, 2016 Description	Fair Value Measurements Using
	Level 1	Level 2	Level 3	Total
Assets:
Debt investments(1)	$—	$—	$1,573,953	$1,573,953
Equity investments(1)	—	—	59,732	59,732
Money market funds(1)(2)	44,281	—	—	44,281
Investment measured at NAV(3)(4)	—	—	—	26,927
Total assets:	$44,281	$—	$1,633,685	$1,704,893
Secured borrowings:	$—	$—	$475	$475

(1)	Refer to the Consolidated Schedules of Investments for further details.
(2)	Included in cash and cash equivalents and restricted cash and cash equivalents on the Consolidated Statements of Financial Condition.
(3)	Certain investments that are measured at fair value using the NAV have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Statements of Financial Condition.
(4)	Represents the Company’s investment in LLC equity interests in SLF. The fair value of this investment has been determined using the NAV of the Company’s ownership interest in members’ capital.

The net change in unrealized appreciation (depreciation) for the three months ended December 31, 2016 and 2015 reported within the net change in unrealized appreciation (depreciation) on investments in the Company’s consolidated statements of operations attributable to the Company’s Level 3 assets held as of December 31, 2016 and 2015 was $2,862 and $5,585, respectively.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 6. Fair Value Measurements  – (continued)

The following table presents the changes in investments and secured borrowings measured at fair value using Level 3 inputs for the three months ended December 31, 2016 and 2015:

	For the three months ended December 31, 2016
	Debt Investments	Equity Investments	Total Investments	Secured Borrowings
Fair value, beginning of period	$1,573,953	$59,732	$1,633,685	$475
Net change in unrealized appreciation (depreciation) on investments	815	807	1,622	—
Realized gain (loss) on investments	265	642	907	—
Proceeds from (funding of) revolving loans, net	2,518	—	2,518	—
Fundings of investments	118,638	437	119,075	—
PIK interest	547	—	547	—
Proceeds from principal payments and sales of portfolio investments	(92,576)	(1,373)	(93,949)	—
Noncash proceeds from subordinated notes in SLF principal payments	(78,689)	—	(78,689)	—
Repayments on secured borrowings	—	—	—	(13)
Accretion of discounts and amortization of premiums	1,807	—	1,807	—
Fair value, end of period	$1,527,278	$60,245	$1,587,523	$462

	For the three months ended December 31, 2015
	Debt Investments	Equity Investments	Total Investments	Secured Borrowings
Fair value, beginning of period	$1,449,603	$57,808	$1,507,411	$355
Net change in unrealized appreciation (depreciation) on investments	1,219	1,955	3,174	—
Realized gain (loss) on investments	(657)	5,635	4,978	—
Proceeds from (funding of) revolving loans, net	(514)	—	(514)	—
Fundings of investments	149,476	4,006	153,482	—
PIK interest	197	—	197	—
Proceeds from principal payments and sales of portfolio investments	(163,468)	(7,888)	(171,356)	—
Repayments on secured borrowings	—	—	—	(9)
Accretion of discounts and amortization of premiums	1,891	—	1,891	—
Fair value, end of period	$1,437,747	$61,516	$1,499,263	$346

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 6. Fair Value Measurements  – (continued)

The following tables present quantitative information about the significant unobservable inputs of the Company’s Level 3 investments and secured borrowings as of December 31, 2016 and September 30, 2016.

Quantitative information about Level 3 Fair Value Measurements

	Fair value as of December 31, 2016	Valuation Techniques	Unobservable Input		Range (Weighted Average)
Assets:
Senior secured loans(1)(2)	$164,644	Market rate approach	Market interest rate		4.0% – 10.3% (6.5%)
		Market comparable companies	EBITDA multiples		6.0x – 17.5x (11.3x)
	5,242	Market comparable	Broker/dealer bids or quotes		N/A
One stop loans(1)(3)(4)	$1,335,899	Market rate approach	Market interest rate		5.5% – 18.5% (7.9%)
		Market comparable companies	EBITDA multiples		4.0x – 35.4x (10.7x)
			Revenue multiples		2.0x – 7.5x (3.9x)
Subordinated and second lien loans(1)	$20,392	Market rate approach	Market interest rate		9.0% – 19.5% (10.9%)
		Market comparable companies	EBITDA multiples		6.5x – 20.0x (14.7x)
Equity securities(5)	$60,245	Market comparable companies	EBITDA multiples	(6)	4.0x – 16.0x (10.9x)
			Revenue multiples	(6)	2.0x – 5.0x (3.1x)
Liabilities:
Secured borrowings(7)	$462	Market rate approach	Market interest rate		6.5%
		Market comparable companies	EBITDA multiples		16.0x

(1)	The fair value of this asset class was determined using the market rate approach as the investments in this asset class were determined not to be credit impaired using the market comparable companies approach. The unobservable inputs for both valuation techniques have been presented, but the fair value as of December 31, 2016 was determined using the market rate approach.
(2)	Excludes $(69) of non-accrual loans at fair value, which the Company valued on a liquidation basis. The negative fair value is the result of the unfunded commitment being valued below par.
(3)	Excludes $1,170 of non-accrual loans at fair value, which the Company valued on a liquidation basis.
(4)	The Company valued $1,205,975 and $129,924 of one stop loans using EBITDA and revenue multiples, respectively. All one stop loans were also valued using the market rate approach.
(5)	Excludes $108,779 of LLC equity interests in SLF at fair value, which the Company valued using the NAV.
(6)	The Company valued $56,167 and $4,078 of equity investments using EBITDA and revenue multiples, respectively.
(7)	The fair value of the secured borrowings was determined using the market rate approach as the corresponding investments were determined not to be credit impaired using the market comparable companies approach. The unobservable inputs for both valuation techniques have been presented, but the fair value as of December 31, 2016 was determined using the market rate approach.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 6. Fair Value Measurements  – (continued)

Quantitative information about Level 3 Fair Value Measurements

	Fair value as of September 30, 2016	Valuation Techniques	Unobservable Input		Range (Weighted Average)
Assets:
Senior secured loans(1)(2)	$148,446	Market rate approach	Market interest rate		4.0% – 10.0% (6.4%)
		Market comparable companies	EBITDA multiples		6.0x – 17.5x (11.5x)
	14,247	Market comparable	Broker/dealer bids or quotes		N/A
Subordinated Notes of SLF	$77,301	Discounted cash flow analysis	Discount rate		8.2%
One stop loans(1)(3)(4)	$1,299,650	Market rate approach	Market interest rate		4.5% – 23.5% (7.9%)
		Market comparable companies	EBITDA multiples		4.0x – 35.4x (10.6x)
			Revenue multiples		2.0x – 7.5x (3.9x)
	3,647	Market comparable	Broker/dealer bids or quotes		N/A
Subordinated and second lien loans(1)	$29,336	Market rate approach	Market interest rate		9.0% – 29.5% (11.3%)
		Market comparable companies	EBITDA multiples		6.5x – 20.0x (13.1x)
Equity securities(5)	$59,732	Market comparable companies	EBITDA multiples	(6)	4.0x – 16.7x (10.9x)
			Revenue multiples	(6)	2.0x – 5.5x (3.2x)
Liabilities:
Secured borrowings(7)	$475	Market rate approach	Market interest rate		7.0%
		Market comparable companies	EBITDA multiples		16.0x

(1)	The fair value of this asset class was determined using the market rate approach as the investments in this asset class were determined not to be credit impaired using the market comparable companies approach. The unobservable inputs for both valuation techniques have been presented, but the fair value as of September 30, 2016 was determined using the market rate approach.
(2)	Excludes $156 of non-accrual loans at fair value, which the Company valued on a liquidation basis.
(3)	Excludes $1,170 of non-accrual loans at fair value, which the Company valued on a liquidation basis.
(4)	The Company valued $1,171,240 and $128,410 of one stop loans using EBITDA and revenue multiples, respectively. All one stop loans were also valued using the market rate approach.
(5)	Excludes $26,927 of LLC equity interests in SLF at fair value, which the Company valued using the NAV.
(6)	The Company valued $55,897 and $3,835 of equity investments using EBITDA and revenue multiples, respectively.
(7)	The fair value of the secured borrowings was determined using the market rate approach as the corresponding investments were determined not to be credit impaired using the market comparable companies approach. The unobservable inputs for both valuation techniques have been presented, but the fair value as of September 30, 2016 was determined using the market rate approach.

The above tables are not intended to be all-inclusive but rather to provide information on significant unobservable inputs and valuation techniques used by the Company.

The significant unobservable inputs used in the fair value measurement of the Company’s debt and equity investments and secured borrowings are EBITDA multiples, revenue multiples and market interest rates. The Company uses EBITDA multiples and, to a lesser extent, revenue multiples on its debt and equity investments and secured borrowings to determine any credit gains or losses. Increases or decreases in either of these inputs

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 6. Fair Value Measurements  – (continued)

in isolation would result in a significantly lower or higher fair value measurement. The Company uses market interest rates for loans to determine if the effective yield on a loan is commensurate with the market yields for that type of loan. If a loan’s effective yield is significantly less than the market yield for a similar loan with a similar credit profile, then the resulting fair value of the loan may be lower.

Other Financial Assets and Liabilities

ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. As a result, with the exception of the line item titled “debt” which is reported at cost, all assets and liabilities approximate fair value on the consolidated statements of financial condition due to their short maturity. Fair value of the Company’s debt is estimated using Level 3 inputs by discounting remaining payments using comparable market rates or market quotes for similar instruments at the measurement date, if available.

The following are the carrying values and fair values of the Company’s debt as of December 31, 2016 and September 30, 2016. Fair value is estimated by discounting remaining payments using applicable market rates or market quotes for similar instruments at the measurement date, if available.

	As of December 31, 2016		As of September 30, 2016
	Carrying Value	Fair Value	Carrying Value	Fair Value
Debt	$889,500	$899,358	$864,700	$873,980

Note 7. Borrowings

In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. On September 13, 2011, the Company received exemptive relief from the SEC allowing it to modify the asset coverage requirement to exclude the SBA debentures from this calculation. As such, the Company’s ratio of total consolidated assets to outstanding indebtedness may be less than 200%. This provides the Company with increased investment flexibility but also increases its risks related to leverage. As of December 31, 2016, the Company’s asset coverage for borrowed amounts was 242.6% (excluding the SBA debentures).

Debt Securitizations:  On July 16, 2010, the Company completed a $300,000 term debt securitization, which was subsequently increased to $350,000 (as amended, “2010 Debt Securitization”). The notes (“2010 Notes”) offered in the 2010 Debt Securitization were issued by the 2010 Issuer, a subsidiary of Holdings. Through October 19, 2016, the 2010 Debt Securitization consisted of $203,000 of Aaa/AAA Class A 2010 Notes that bore interest at a rate of three-month LIBOR plus 1.74%, $12,000 of Class B 2010 Notes that bore interest at a rate of three-month LIBOR plus 1.90% and $135,000 of Subordinated 2010 Notes that do not bear interest. On October 20, 2016, the Company and the 2010 Issuer amended the 2010 Debt Securitization to, among other things, (a) refinance the issued Class A 2010 Notes by redeeming in full the Class A 2010 Notes and issuing new Class A-Refi 2010 Notes in an aggregate principal amount of $205,000 that bear interest at a rate of three-month LIBOR plus 1.90%, (b) refinance the Class B Notes by redeeming in full the Class B 2010 Notes and issuing new Class B-Refi 2010 Notes in an aggregate principal amount of $10,000 that bear interest at a rate of three-month LIBOR plus 2.40%, and (c) extend the reinvestment period applicable to the 2010 Issuer to July 20, 2018. Following the refinancing, Holdings retained the Class B-Refi 2010 Notes. The Class A-Refi 2010 Notes and Class B-Refi 2010 Notes are secured by the assets held by the 2010 Issuer.

The Class A-Refi 2010 Notes are included in the December 31, 2016 consolidated statement of financial condition as debt of the Company and the Class B-Refi 2010 Notes were eliminated in consolidation. The Class A and Class B 2010 Notes are included in the September 30, 2016 consolidated statement of financial condition as debt of the Company. As of December 31, 2016 and September 30, 2016, the Subordinated 2010 Notes were eliminated in consolidation.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 7. Borrowings  – (continued)

Through July 20, 2018, all principal collections received on the underlying collateral may be used by the 2010 Issuer to purchase new collateral under the direction of the Investment Adviser in its capacity as collateral manager of the 2010 Issuer and in accordance with the Company’s investment strategy, allowing the Company to maintain the leverage in the 2010 Debt Securitization. The 2010 Notes are scheduled to mature on July 20, 2023.

As of December 31, 2016 and September 30, 2016, there were 78 and 77 portfolio companies with a total fair value of $327,614 and $319,288, respectively, securing the 2010 Notes. The pool of loans in the 2010 Debt Securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

The interest charged under the 2010 Debt Securitization is based on three-month LIBOR, which as of December 31, 2016 was 0.9%. For the three months ended December 31, 2016 and 2015, the components of interest expense, cash paid for interest, annualized average interest rates and average outstanding balances for the 2010 Debt Securitization were as follows:

	For the three months ended December 31,
	2016	2015
Stated interest expense	$1,437	$1,147
Amortization of debt issuance costs	64	253
Total interest and other debt financing expenses	$1,501	$1,400
Cash paid for interest expense	$1,358	$1,134
Annualized average stated interest rate	2.8%	2.1%
Average outstanding balance	$207,065	$215,000

As of December 31, 2016, the amounts, ratings and interest rates (expressed as a spread to three-month LIBOR) of the Class A-Refi 2010 Notes are as follows:

Description	Class A-Refi 2010 Notes
Type	Senior Secured Floating Rate
Amount Outstanding	$205,000
Moody’s Rating	“Aaa”
S&P Rating	“AAA”
Interest Rate	LIBOR + 1.90%
Stated Maturity	July 20, 2023

On June 5, 2014, the Company completed a $402,569 term debt securitization (“2014 Debt Securitization”). The notes (“2014 Notes”) offered in the 2014 Debt Securitization were issued by the 2014 Issuer and are secured by a diversifed portfolio of senior secured and second lien loans held by the 2014 Issuer. The 2014 Debt Securitization consists of $191,000 of Aaa/AAA Class A-1 2014 Notes, $20,000 of Aaa/AAA Class A-2 2014 Notes and $35,000 of Aa2/AA Class B 2014 Notes. In partial consideration for the loans transferred to the 2014 Issuer as part of the 2014 Debt Securitization, the Company received $37,500 of Class C 2014 Notes and $119,069 of LLC equity interests in the 2014 Issuer. The Company retained all of the Class C 2014 Notes and LLC equity interests totaling $37,500 and $119,069, respectively. The Class A-1, Class A-2 and Class B 2014 Notes are included in the December 31, 2016 and September 30, 2016 consolidated statements of financial condition as debt of the Company. As of December 31, 2016 and September 30, 2016, the Class C 2014 Notes and LLC equity interests were eliminated in consolidation.

Through April 28, 2018, all principal collections received on the underlying collateral may be used by the 2014 Issuer to purchase new collateral under the direction of the Investment Adviser in its capacity as

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 7. Borrowings  – (continued)

collateral manager of the 2014 Issuer and in accordance with the Company’s investment strategy, allowing the Company to maintain the leverage in the 2014 Debt Securitization. The 2014 Notes are scheduled to mature on April 25, 2026.

As of December 31, 2016 and September 30, 2016, there were 79 and 79 portfolio companies with a total fair value of $386,352 and $391,752, respectively, securing the 2014 Notes. The pool of loans in the 2014 Debt Securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

The interest charged under the 2014 Debt Securitization is based on three-month LIBOR, which as of December 31, 2016 was 0.9%. For the three months ended December 31, 2016 and 2015, the components of interest expense, cash paid for interest, annualized average interest rates and average outstanding balances for the 2014 Debt Securitization were as follows:

	For the three months ended December 31,
	2016	2015
Stated interest expense	$1,704	$1,357
Amortization of debt issuance costs	161	161
Total interest and other debt financing expenses	$1,865	$1,518
Cash paid for interest expense	$1,627	$1,323
Annualized average stated interest rate	2.7%	2.2%
Average outstanding balance	$246,000	$246,000

As of December 31, 2016, the classes, amounts, ratings and interest rates (expressed as a spread to three-month LIBOR) of the Class A-1, A-2 and B 2014 Notes are as follows:

Description	Class A-1 2014 Notes	Class A-2 2014 Notes	Class B 2014 Notes
Type	Senior Secured Floating Rate	Senior Secured Floating Rate	Senior Secured Floating Rate
Amount Outstanding	$191,000	$20,000	$35,000
Moody’s Rating	“Aaa”	“Aaa”	“Aa2”
S&P Rating	“AAA”	“AAA”	“AA”
Interest Rate	LIBOR + 1.75%	LIBOR + 1.95%	LIBOR + 2.50%
Stated Maturity	April 25, 2026	April 25, 2026	April 25, 2026

The Investment Adviser serves as collateral manager to the 2010 Issuer and the 2014 Issuer under separate collateral management agreements and receives a fee for providing these services. The total fees payable by the Company under its Investment Advisory Agreement are reduced by an amount equal to the total aggregate fees that are paid to the Investment Adviser by the 2010 Issuer and the 2014 Issuer for rendering such collateral management services.

As part of each of the 2010 Debt Securitization and the 2014 Debt Securitization, GBDC entered into master loan sale agreements under which GBDC agreed to directly or indirectly sell or contribute certain senior secured and second lien loans (or participation interests therein) to the 2010 Issuer and the 2014 Issuer, as applicable, and to purchase or otherwise acquire the Subordinated 2010 Notes and the LLC equity interests in the 2014 Issuer, as applicable. The 2010 Notes (other than the 2010 Subordinated Notes) and the 2014 Notes are the secured obligations of the 2010 Issuer and 2014 Issuer, respectively, and indentures governing each of the 2010 Notes and the 2014 Notes include customary covenants and events of default. The pool of loans in the 2010 Debt Securitization and the 2014 Debt Securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 7. Borrowings  – (continued)

SBA Debentures:  On August 24, 2010, SBIC IV received approval for a license from the SBA to operate as an SBIC. On December 5, 2012, SBIC V received a license from the SBA to operate as an SBIC. SBICs are subject to a variety of regulations and oversight by the SBA concerning the size and nature of the companies in which they may invest as well as the structures of those investments.

The licenses allow the SBICs to obtain leverage by issuing SBA-guaranteed debentures, subject to issuance of a capital commitment by the SBA and customary procedures. These debentures are non-recourse to GBDC, have interest payable semiannually and a ten-year maturity. The interest rate is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with ten-year maturities.

Under present SBIC regulations, the maximum amount of SBA-guaranteed debentures that may be issued by multiple licensees under common management is $350,000 and the maximum amount that a single SBIC licensee may issue is $150,000. As of December 31, 2016, SBIC IV and SBIC V had $150,000 and $133,000, respectively of outstanding SBA-guaranteed debentures, respectively that mature between March 2021 and September 2026, leaving incremental borrowing capacity of $17,000 for SBIC V under present SBIC regulations. As of September 30, 2016, SBIC IV and SBIC V had $150,000 and $127,000 of outstanding SBA-guaranteed debentures, respectively that mature between March 2021 and September 2026.

The interest rate on $277,000 of outstanding debentures as of December 31, 2016 is fixed at an average annualized interest rate of 3.5%. The annualized interim financing rate on the remaining $6,000 of outstanding debentures was 2.1% as of December 31, 2016. For the three months ended December 31, 2016 and 2015, the components of interest expense, cash paid for interest, annualized average interest rates and average outstanding balances for the SBA debentures were as follows:

	For the three months ended December 31,
	2016	2015
Stated interest expense	$2,456	$2,082
Amortization of debt issuance costs	373	487
Total interest and other debt financing expenses	$2,829	$2,569
Cash paid for interest expense	$—	$—
Annualized average stated interest rate	3.5%	3.7%
Average outstanding balance	$279,543	$225,000

Revolving Credit Facility:  On July 21, 2011, Funding entered into a senior secured revolving credit facility (as amended, the “Credit Facility”) with Wells Fargo Securities, LLC, as administrative agent, and Wells Fargo Bank, N.A., as lender, which as of December 31, 2016 allowed Funding to borrow up to $200,000 at any one time outstanding, subject to leverage and borrowing base restrictions.

Through the reinvestment period, which ends July 29, 2017, the Credit Facility bears interest at one-month LIBOR plus 2.25% per annum. After the reinvestment period, through the stated maturity date of July 30, 2020, the rate will reset to one-month LIBOR plus 2.75% per annum for the remaining term of the Credit Facility. In addition to the stated interest expense on the Credit Facility, the Company is required to pay a non-usage fee rate between 0.50% and 2.00% per annum depending on the size of the unused portion of the Credit Facility.

On March 1, 2016 the Credit Facility was amended to, among other things, make certain amendments to the computation of the borrowing base restrictions in the Credit Facility. The maximum borrowing capacity under the Credit Facility, the expiration of the reinvestment period and the stated maturity date of the Credit Facility did not change in connection with this amendment.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 7. Borrowings  – (continued)

The Credit Facility is collateralized by all of the assets held by Funding, and GBDC has pledged its interests in Funding as collateral to Wells Fargo Bank, N.A., as the collateral agent, under an ancillary agreement to secure the obligations of GBDC as the transferor and servicer under the Credit Facility. Both GBDC and Funding have made customary representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. Borrowing under the Credit Facility is subject to the leverage restrictions contained in the 1940 Act.

The Company has transferred certain loans and debt securities it has originated or acquired from time to time to Funding through a purchase and sale agreement and may cause Funding to originate or acquire loans in the future, consistent with the Company’s investment objectives.

As of December 31, 2016 and September 30, 2016, the Company had outstanding debt under the Credit Facility of $155,500 and $126,700, respectively. For the three months ended December 31, 2016 and 2015, the Company had borrowings on the Credit Facility of $130,250 and $56,550 and repayments on the Credit Facility of $101,450 and $60,750, respectively.

For the three months ended December 31, 2016 and 2015, the components of interest expense, cash paid for interest and facility fees, annualized average interest rates and average outstanding balances for the Credit Facility were as follows:

	For the three months ended December 31,
	2016	2015
Stated interest expense	$1,089	$766
Facility fees	68	124
Amortization of debt issuance costs	251	314
Total interest and other debt financing expenses	$1,408	$1,204
Cash paid for interest expense and facility fees	$1,060	$869
Annualized average stated interest rate	2.9%	2.5%
Average outstanding balance	$149,272	$119,789

Revolvers:  On November 22, 2013, Revolver Funding entered into a $15,000 revolving line of credit (as amended, the “Revolver”), which could have been increased up to $30,000, with The PrivateBank and Trust Company. On October 21, 2015, the Company and Revolver Funding terminated the Revolver. There were no borrowings outstanding on the Revolver at the time of termination and Revolver Funding was released of all obligations under the Revolver and all liens on the assets held by Revolver Funding collateralizing the Revolver were released.

The Revolver was collateralized by all of the assets held by Revolver Funding. Both GBDC and Revolver Funding made customary representations and warranties and were required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. Borrowing under the Revolver was subject to the leverage restrictions contained in the 1940 Act. In addition, the Company paid a fee of 0.25% per annum on any unused portion of the Revolver.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 7. Borrowings  – (continued)

For the three months ended December 31, 2016 and 2015, the components of interest expense, facility fees, cash paid for interest and facility fees, annualized average interest rates and average outstanding balances for the Revolver were as follows:

	For the three months ended December 31,
	2016	2015
Stated interest expense	N/A	$—
Facility fees	N/A	2
Amortization of debt issuance costs	N/A	34
Total interest and other debt financing expenses	N/A	$36
Cash paid for interest expense and facility fees	N/A	$2
Annualized average stated interest rate	N/A	N/A
Average outstanding balance	N/A	$—

On June 22, 2016, the Company entered into the Adviser Revolver with the Investment Adviser, with a maximum credit limit of $20,000 and expiration date of June 22, 2019. The Adviser Revolver bears an interest rate equal to the short-term Applicable Federal Rate, which was 0.7% as of December 31, 2016. As of December 31, 2016 and September 30, 2016, the Company had no outstanding debt under the Adviser Revolver. For the three months ended December 31, 2016, the Company had no borrowings and repayments, did not incur any interest expense and no cash was paid for interest on the Adviser Revolver. The Adviser Revolver was not in existence for the three months ended December 31, 2015.

The average total debt outstanding (including the debt under the 2010 Debt Securitization, the 2014 Debt Securitization, SBA debentures, Credit Facility, Revolver and Adviser Revolver) for the three months ended December 31, 2016 and 2015 was $881,880 and $805,789, respectively.

For the three months ended December 31, 2016 and 2015, the effective annualized average interest rate, which includes amortization of debt financing costs and non-usage facility fees, on the Company’s total debt outstanding (excluding secured borrowings) was 3.4% and 3.3%, respectively.

A summary of the Company’s maturity requirements for borrowings as of December 31, 2016 is as follows:

	Payments Due by Period
	Total	Less Than 1 Year	1 – 3 Years	3 – 5 Years	More Than 5 Years
2010 Debt Securitization	$205,000	$—	$—	$—	$205,000
2014 Debt Securitization	246,000	—	—	—	246,000
SBA debentures	283,000	—	—	55,300	227,700
Credit Facility	155,500	—	—	155,500	—
Adviser Revolver	—	—	—	—	—
Total borrowings	$889,500	$—	$—	$210,800	$678,700

Secured Borrowings:  Certain partial loan sales do not qualify for sale accounting under ASC Topic 860 because these sales do not meet the definition of a “participating interest”, as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain as an investment on the consolidated statement of financial condition and the portion sold is recorded as a secured borrowing in the liabilities section of the consolidated statement of financial condition. For these partial loan sales, the interest earned on the entire loan

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 7. Borrowings  – (continued)

balance is recorded within “interest income” and the interest earned by the buyer in the partial loan sale is recorded within “interest and other debt financing expenses” in the consolidated statement of operations.

As of December 31, 2016 and September 30, 2016, the Company recognized secured borrowings at fair value of $462 and $475, respectively, and the fair values of the loans that are associated with these secured borrowings was $2,296 and $2,305, respectively.

These secured borrowings were the result of the Company’s completion of partial loan sales of one stop loans associated with two portfolio companies that did not meet the definition of a “participating interest”. As a result, sale treatment was not allowed and these partial loan sales were treated as secured borrowings.

During the three months ended December 31, 2016, there were no partial loan sales, no fundings on revolving and delayed draw secured borrowings and repayments on secured borrowings totaled $13. During the three months ended December 31, 2015, there were no partial loan sales, no fundings on revolving and delayed draw secured borrowings and repayments on secured borrowings totaled $9, respectively.

For the three months ended December 31, 2016, the effective annualized average interest rate on secured borrowings, which includes amortization of original issuance costs, was 2.7%, interest expense was $3 and amortization of original issue discount was an amount less than $1. For the three months ended December 31, 2015, the effective annualized average interest rate on secured borrowings, which includes amortization of original issuance costs, was 4.6%, interest expense was $4 and amortization of original issue discount was an amount less than $1.

Note 8. Commitments and Contingencies

Commitments:  The Company had outstanding commitments to fund investments totaling $73,284 and $81,417 under various undrawn revolvers and other credit facilities as of December 31, 2016 and September 30, 2016, respectively. As described in Note 4, the Company had commitments of up to $61,311 and $66,360 to SLF as of December 31, 2016 and September 30, 2016, respectively, that may be contributed primarily for the purpose of funding new investments approved by the SLF investment committee.

Indemnifications:  In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as these involve future claims that may be made against the Company but that have not occurred. The Company expects the risk of any future obligations under these indemnifications to be remote.

Off-balance sheet risk:  Off-balance sheet risk refers to an unrecorded potential liability that may result in a future obligation or loss, even though it does not appear on the consolidated statements of financial condition. The Company has entered and, in the future, may again enter into derivative instruments that contain elements of off-balance sheet market and credit risk. There were no commitments outstanding for derivative contracts as of December 31, 2016 and September 30, 2016. Derivative instruments can be affected by market conditions, such as interest rate volatility, which could impact the fair value of the derivative instruments. If market conditions move against the Company, it may not achieve the anticipated benefits of the derivative instruments and may realize a loss. The Company minimizes market risk through monitoring its investments and borrowings.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 8. Commitments and Contingencies  – (continued)

Concentration of credit and counterparty risk:  Credit risk arises primarily from the potential inability of counterparties to perform in accordance with the terms of the contract. The Company has engaged and, in the future, may engage again in derivative transactions with counterparties. In the event that the counterparties do not fulfill their obligations, the Company may be exposed to risk. The risk of default depends on the creditworthiness of the counterparties or issuers of the instruments. The Company’s maximum loss that it could incur related to counterparty risk on its derivative instruments is the value of the collateral for that respective derivative instrument. It is the Company’s policy to review, as necessary, the credit standing of each counterparty.

Legal proceedings:  In the normal course of business, the Company may be subject to legal and regulatory proceedings that are generally incidental to its ongoing operations. While there can be no assurance of the ultimate disposition of any such proceedings, the Company does not believe any disposition will have a material adverse effect on the Company’s consolidated financial statements.

Note 9. Financial Highlights

The financial highlights for the Company are as follows:

	Three months ended December 31,
Per share data:(1)	2016	2015
Net asset value at beginning of period	$15.96	$15.80
Net increase in net assets as a result of issuance of shares(2)	0.01	0.01
Dividends and distributions declared:
From net investment income	(0.55)	(0.08)
From capital gains	(0.02)	(0.24)
Net investment income(3)	0.31	0.29
Net realized gain (loss) on investments	0.01	0.10
Net change in unrealized appreciation (depreciation) on investments	0.02	0.01
Net asset value at end of period	$15.74	$15.89
Per share market value at end of period	$18.39	$16.63
Total return based on market value(4)	2.24%	6.16%
Number of common shares outstanding	55,237,037	51,379,787

	Three months ended December 31,
Listed below are supplemental data and ratios to the financial highlights:	2016	2015
Ratio of net investment income to average net assets*	7.65%	7.34%
Ratio of total expenses to average net assets(5)*	6.92%	6.79%
Ratio of incentive fees to average net assets	0.24%	0.22%
Ratio of expenses (without incentive fees) to average net assets*	6.68%	6.57%
Total return based on average net asset value(6)*	8.57%	10.10%
Net assets at end of period	$869,570	$816,360
Average debt outstanding	$881,880	$805,789
Average debt outstanding per share	$15.97	$15.68
Asset coverage ratio(7)	242.62%	239.18%
Portfolio turnover*	22.06%	44.59%

*	Annualized for a period less than one year
(1)	Based on actual number of shares outstanding at the end of the corresponding period or the weighted average shares outstanding for the period, unless otherwise noted, as appropriate.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 9. Financial Highlights  – (continued)

(2)	Net increase in net assets as a result of issuance of shares related to shares issued through the DRIP.
(3)	Net investment income per share for the three months ended December 31, 2016 and 2015 is shown after a net expense of $10 and $302, respectively, for U.S. federal excise tax.
(4)	Total return based on market value assumes distributions are reinvested in accordance with the DRIP. Total return does not include sales load.
(5)	Expenses, other than incentive fees, are annualized for periods of less than one year.
(6)	Total return based on average net asset value is calculated as (a) the net increase in net assets resulting from operations divided (b) the daily average of total net assets. Total return does not include sales load.
(7)	In accordance with the 1940 Act, with certain limited exceptions (including the Company’s exemptive relief related to SBA debentures), the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing.

Note 10. Earnings Per Share

The following information sets forth the computation of the net increase in net assets per share resulting from operations for the three months ended December 31, 2016 and 2015:

	Three months ended December 31,
	2016	2015
Earnings available to stockholders	$18,984	$20,639
Basic and diluted weighted average shares outstanding	55,064,870	51,302,788
Basic and diluted earnings per share	$0.34	$0.40

Note 11. Dividends and Distributions

The Company’s dividends and distributions are recorded on the ex-dividend date. The following table summarizes the Company’s dividend declarations and distributions during three months ended December 31, 2016 and 2015:

Date Declared	Record Date	Payment Date	Amount Per Share		Cash Distribution	DRIP Shares Issued	DRIP Shares Value
Three months ended December 31, 2015
11/17/2015	12/11/2015	12/29/2015	$0.32		$15,149	79,594	$1,267
Three months ended December 31, 2016
11/14/2016	12/12/2016	12/29/2016	$0.57	(1)	$28,239	177,970	$3,145

(1)	Includes a special distribution of $0.25 per share.

Note 12. Subsequent Events

On January 12, 2017, SBIC VI received approval for a license from the SBA to operate as an SBIC. This is the third SBIC license granted to the Company through its SBIC subsidiaries and allows SBIC VI to obtain up to $50,000 of leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and customary procedures.

On February 7, 2017, the Company’s Board declared a quarterly dividend of $0.32 per share payable on March 30, 2017 to holders of record as of March 7, 2017.

$800,000,000

GOLUB CAPITAL BDC, INC.

Common Stock
Preferred Stock
Warrants
Subscription Rights
Debt Securities

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. Our investment objective is to generate current income and capital appreciation by investing primarily in senior secured and one stop loans of U.S. middle-market companies. We may also selectively invest in second lien and subordinated loans of, and warrants and minority equity securities in U.S. middle-market companies.

GC Advisors LLC serves as our investment adviser. Golub Capital LLC serves as our administrator. GC Advisors LLC and Golub Capital LLC are affiliated with Golub Capital (as defined herein), a leading lender to middle-market companies that has over $18.0 billion of capital under management as of September 30, 2016.

We may offer, from time to time, in one or more offerings or series, together or separately, up to $800,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities, which we refer to, collectively, as the “securities.” We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock exclusive of any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders and approval of our board of directors or (3) under such circumstances as the Securities and Exchange Commission, or the SEC, may permit. See “Risk Factors” for more information.

Our common stock is traded on The NASDAQ Global Select Market under the symbol “GBDC”. The last reported closing price for our common stock on December 21, 2016 was $18.41 per share. The net asset value of our common stock on September 30, 2016 (the last date prior to the date of this prospectus on which we determined net asset value) was $15.96 per share.

Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in this offering. Investing in our securities involves a high degree of risk. Before buying any securities, you should read the discussion of the material risks of investing in our securities, including the risk of leverage, in “Risk Factors” beginning on page 15 of this prospectus.

This prospectus contains important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. We maintain a website at http://www.golubcapitalbdc.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available on or through our website. You may also obtain such information, free of charge, and make shareholder inquiries by contacting us at 150 South Wacker Drive, Suite 800, Chicago, Illinois 60606, Attention: Investor Relations, or by calling us collect at (312) 205-5050. The SEC also maintains a website at http://www.sec.gov that contains such information.

We generally invest in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. These securities, which may be referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In addition, many of our debt investments have floating interest rates that reset on a periodic basis and typically do not fully pay down principal prior to maturity, which may increase our risk of losing part or all of our investment.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is January 26, 2017.

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations, cash flows and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law.

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer from time to time up to $800,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities on the terms to be determined at the time of the offering. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus, and the prospectus and prospectus supplement will together serve as the prospectus. Please carefully read this prospectus and any prospectus supplement, together with any exhibits, before you make an investment decision. Any exhibits will nonetheless be summarized in the prospectus or applicable prospectus supplement.

ii

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the more detailed information set forth under “Risk Factors” and the other information included in this prospectus carefully.

Except as otherwise indicated, the terms:

•	“we,” “us,” “our” and “Golub Capital BDC” refer to Golub Capital BDC, Inc., a Delaware corporation, and its consolidated subsidiaries;
•	“Holdings” refers to Golub Capital BDC 2010-1 Holdings LLC, a Delaware limited liability company, or LLC, our direct subsidiary;
•	“2010 Issuer” refers to Golub Capital BDC 2010-1 LLC, a Delaware LLC, our indirect subsidiary;
•	“2014 Issuer” refers to Golub Capital BDC CLO 2014 LLC, a Delaware LLC, our direct subsidiary;
•	“Controlling Class” refers to the most senior class of notes then outstanding of the 2010 Issuer or the 2014 Issuer, as applicable;
•	“2010 Debt Securitization” refers to the $350.0 million term debt securitization that we completed on July 16, 2010 as most recently amended on October 20, 2016, in which the 2010 Issuer issued an aggregate of $350.0 million of notes, or the 2010 Notes, including $205.0 million of Class A-Refi 2010 Notes, which bear interest at a rate of three-month London Interbank Offered Rate, or LIBOR, plus 1.90%, $10.0 million of Class B-Refi 2010 Notes, which bear interest at a rate of three-month LIBOR plus 2.40% and $135.0 million face amount of Subordinated 2010 Notes that do not bear interest;
•	“2014 Debt Securitization” refers to the $402.6 million term debt securitization that we completed on June 5, 2014, in which the 2014 Issuer issued an aggregate of $402.6 million of notes, or the 2014 Notes, including $191.0 million of Class A-1 2014 Notes, which bear interest at a rate of three-month LIBOR plus 1.75%, $20.0 million of Class A-2 2014 Notes, which bore interest at a rate of three-month LIBOR plus 1.45% through December 4, 2015 and bear interest at three-month LIBOR plus 1.95% thereafter, $35.0 million of Class B 2014 Notes, which bear interest at a rate of three-month LIBOR plus 2.50%, $37.5 million of Class C 2014 Notes, which bear interest at a rate of three-month LIBOR plus 3.50%, and $119.1 million of LLC equity interests that do not bear interest;
•	“Funding” refers to Golub Capital BDC Funding, LLC, a Delaware LLC, our direct subsidiary;
•	“Credit Facility” refers to the amended and restated senior secured revolving credit facility that Funding originally entered into on July 21, 2011, as most recently amended on March 1, 2016, with Wells Fargo Securities, LLC, as administrative agent, and Wells Fargo Bank, N.A., as lender and collateral agent, that currently allows for borrowing up to $200 million and that bears interest at a rate of one-month LIBOR plus 2.25% per annum through the reinvestment period, which ends July 29, 2017, and bears interest at a rate of one-month LIBOR plus 2.75% for the period following the reinvestment period through the stated maturity date of July 30, 2020;
•	“Adviser Revolver” refers to the $20.0 million line of credit with GC Advisors;
•	“SBIC Funds” refers collectively to our consolidated subsidiaries, GC SBIC IV, L.P. and GC SBIC V, L.P.;

•	“SLF” refers to Senior Loan Fund LLC, an unconsolidated Delaware LLC, in which we co-invest with RGA Reinsurance Company, or RGA, primarily in senior secured loans. SLF is capitalized as transactions are completed and all portfolio and investment decisions in respect of SLF must be approved by representatives of each of the members (with unanimous approval required from either (i) one representative of each of us and RGA or (ii) both representatives of each of us and RGA currently). As of September 30, 2016, we owned 87.5% of both the outstanding subordinated notes and LLC equity interests of SLF. As of September 30, 2016, SLF had subordinated note commitments from its members totaling $160.0 million and LLC equity interest subscriptions from its members totaling $40.0 million. We have committed to fund $140.0 million of subordinated notes and $35.0 million of LLC equity interest subscriptions to SLF;
•	“GC Advisors” refers to GC Advisors LLC, a Delaware LLC, our investment adviser;
•	“Administrator” refers to Golub Capital LLC, a Delaware LLC, an affiliate of GC Advisors and our administrator; and
•	“Golub Capital” refers, collectively, to the activities and operations of Golub Capital Incorporated, Golub Capital LLC (formerly Golub Capital Management LLC), which entity employs all of Golub Capital’s investment professionals, GC Advisors and associated investment funds and their respective affiliates.

Golub Capital BDC

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, for U.S. federal income tax purposes, we have elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. We were formed in November 2009 to continue and expand the business of our predecessor, Golub Capital Master Funding LLC, which commenced operations in July 2007, to make investments primarily in senior secured, one stop (a loan that combines characteristics of traditional first lien senior secured loans and second lien or subordinated loans), second lien and subordinated (a loan that ranks senior only to a borrower’s equity securities and ranks junior to all of such borrower’s other indebtedness in priority of payment) loans of, and warrants and minority equity securities in, U.S. middle-market companies that are, in most cases, sponsored by private equity firms. We structure our one stop loans as senior secured loans, and we obtain security interests in the assets of the portfolio company that serve as collateral in support of the repayment of these loans. This collateral may take the form of first-priority liens on the assets of the portfolio company. In many cases, we together with our affiliates are the sole lenders of one stop loans, which can afford us additional influence over the borrower in terms of monitoring and, if necessary, remediation in the event of underperformance.

In this prospectus, the term “middle-market” generally refers to companies having earnings before interest, taxes, depreciation and amortization, or EBITDA, of between $10.0 million and $75.0 million annually.

Our investment objective is to generate current income and capital appreciation by investing primarily in senior secured and one stop loans of U.S. middle-market companies. We may also selectively invest in second lien and subordinated loans of, and warrants and minority equity securities in U.S. middle-market companies. We intend to achieve our investment objective by (1) accessing the established loan origination channels developed by Golub Capital, a leading lender to middle-market companies with over $18.0 billion in capital under management as of September 30, 2016, (2) selecting investments within our core middle-market company focus, (3) partnering with experienced private equity firms, or sponsors, in many cases with whom Golub Capital has invested alongside in the past, (4) implementing the disciplined underwriting standards of Golub Capital and (5) drawing upon the aggregate experience and resources of Golub Capital.

We seek to create a portfolio that includes primarily senior secured and one stop loans by primarily investing approximately $5.0 million to $30.0 million of capital, on average, in the securities of

U.S. middle-market companies. We may also selectively invest more than $30.0 million in some of our portfolio companies and generally expect that the size of our individual investments will vary proportionately with the size of our capital base.

We generally invest in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. These securities, which may be referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In addition, many of our debt investments have floating interest rates that reset on a periodic basis and typically do not fully pay down principal prior to maturity, which may increase our risk of losing part or all of our investment.

As of September 30, 2016 and 2015, our portfolio at fair value was comprised of the following:

	As of September 30, 2016		As of September 30, 2015
Investment Type	Investments at Fair Value (In thousands)	Percentage of Total Investments	Investments at Fair Value (In thousands)	Percentage of Total Investments
Senior secured	$162,849	9.8%	$197,329	12.9%
One stop	1,304,467	78.5	1,134,222	74.1
Second lien	27,909	1.7	39,774	2.6
Subordinated debt	1,427	0.1	1,715	0.1
Subordinated notes in SLF(1)	77,301	4.7	76,563	5.0
LLC equity interests in SLF(1)	26,927	1.6	22,373	1.5
Equity	59,732	3.6	57,808	3.8
Total	$1,660,612	100.0%	$1,529,784	100.0%

(1)	Proceeds from the subordinated notes and LLC equity interests invested in SLF were utilized by SLF to invest in senior secured loans.

One stop loans include loans to technology companies undergoing strong growth due to new services, increased adoption and/or entry into new markets. We refer to loans to these companies as late stage lending loans. Other targeted characteristics of late stage lending businesses include strong customer revenue retention rates, a diversified customer base and backing from growth equity or venture capital firms. In some cases, the borrower’s high revenue growth is supported by a high level of discretionary spending. As part of the underwriting of such loans and consistent with industry practice, we may adjust our characterization of the earnings of such borrowers for a reduction or elimination of such discretionary expenses, if appropriate. As of September 30, 2016 and 2015, one stop loans included $128.4 million and $88.2 million, respectively, of late stage lending loans at fair value.

As of September 30, 2016, 2015 and 2014, we had debt and equity investments in 183, 164 and 145 portfolio companies, respectively, and investments in subordinated notes and LLC equity interests in SLF.

The weighted average income yield and weighted average investment income yield of our income producing debt investments, which represented nearly 100% of our debt investments, for the years ended September 30, 2016, 2015 and 2014 was as follows:

	For the years ended September 30,
	2016	2015	2014
Weighted average income yield(1)	7.6%	7.8%	8.3%
Weighted average investment income yield(2)	8.2%	8.4%	9.0%

(1)	Represents income from interest, including subordinated notes in SLF, and fees excluding amortization of capitalized fees and discounts divided by the average fair value of earning debt investments.
(2)	Represents income from interest, including subordinated notes in SLF, fees and amortization of capitalized fees and discounts divided by the average fair value of earning debt investments.

As of September 30, 2016 and 2015, we and RGA owned 87.5% and 12.5%, respectively, of both the outstanding subordinated notes and LLC equity interests of SLF. Additionally, on January 17, 2014, Senior Loan Fund II, a wholly-owned subsidiary of SLF, or SLF II, entered into a senior secured revolving credit facility, or the SLF Credit Facility, with Wells Fargo Securities, LLC, as administrative agent, and Wells Fargo Bank, N.A., as lender, which, as amended, allows SLF II to borrow up to $300.0 million, subject to leverage and borrowing base restrictions. The reinvestment period of the SLF Credit Facility ends May 13, 2017, and the stated maturity date is May 13, 2020. As of September 30, 2016 and 2015, SLF had subordinated note commitments from its members totaling $160.0 million of which approximately $88.3 million and $87.5 million in aggregate principal amount was funded at September 30, 2016 and 2015, respectively. As of September 30, 2016 and 2015, SLF had LLC equity interest subscriptions from its members totaling $40.0 million, of which approximately $35.8 million and $26.5 million in aggregate was called and contributed as of September 30, 2016 and 2015, respectively.

Our Adviser

Our investment activities are managed by our investment adviser, GC Advisors. GC Advisors is responsible for sourcing potential investments, conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. GC Advisors was organized in September 2008 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act. Under our amended and restated investment advisory agreement, or the Investment Advisory Agreement, with GC Advisors, we pay GC Advisors a base management fee and an incentive fee for its services. See “Management Agreements — Investment Advisory Agreement —  Management Fee” for a discussion of the base management fee and incentive fee, including the cumulative income incentive fee and the income and capital gains incentive fee, payable by us to GC Advisors. Unlike most closed-end funds whose fees are based on assets net of leverage, our base management fee is based on our average-adjusted gross assets (including leverage but adjusted to exclude cash and cash equivalents so that investors do not pay the base management fee on such assets) and, therefore, GC Advisors benefits when we incur debt or use leverage. For purposes of the Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper instruments maturing within 270 days of purchase. Additionally, under the incentive fee structure, GC Advisors benefits when capital gains are recognized and, because it determines when a holding is sold, GC Advisors controls the timing of the recognition of capital gains. Our board of directors is charged with protecting our interests by monitoring how GC Advisors addresses these and other conflicts of interest associated with its management services and compensation. While not expected to review or approve each borrowing, our independent directors periodically review GC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors consider whether our fees and expenses (including those related to leverage) remain appropriate. See “Management Agreements — Investment Advisory Agreement — Board Approval of the Investment Advisory Agreement.”

GC Advisors is an affiliate of Golub Capital and pursuant to a staffing agreement, or the Staffing Agreement, Golub Capital LLC makes experienced investment professionals available to GC Advisors and provides access to the senior investment personnel of Golub Capital LLC and its affiliates. The Staffing Agreement provides GC Advisors with access to investment opportunities, which we refer to in the aggregate as deal flow, generated by Golub Capital LLC and its affiliates in the ordinary course of their businesses and commits the members of GC Advisors’ investment committee to serve in that capacity. As our investment adviser, GC Advisors is obligated to allocate investment opportunities among us and its other clients fairly and equitably over time in accordance with its allocation policy. See “— Conflicts of Interest” below and “Related Party Transactions and Certain Relationships.” However, there can be no assurance that such opportunities will be allocated to us fairly or equitably in the short-term or over time. GC Advisors seeks to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Golub Capital LLC’s investment professionals.

An affiliate of GC Advisors, the Administrator, provides the administrative services necessary for us to operate. See “Management Agreements — Administration Agreement” for a discussion of the fees and expenses (subject to the review and approval of our independent directors) we are required to reimburse to the Administrator.

About Golub Capital

Golub Capital, founded in 1994, is a leading lender to middle-market companies, with a long track record of investing in senior secured, one stop, second lien and subordinated loans. As of September 30, 2016, Golub Capital managed over $13.1 billion of invested or available capital for senior secured, one stop, second lien and subordinated loan investments in middle-market companies. Since its inception, Golub Capital has closed deals with over 200 middle-market sponsors and repeat transactions with over 130 sponsors.

Golub Capital’s middle-market lending group is managed by a four-member senior management team consisting of Lawrence E. Golub, David B. Golub, Andrew H. Steuerman and Gregory W. Cashman. As of September 30, 2016, Golub Capital’s more than 90 investment professionals had an average of over 12 years of investment experience and were supported by more than 185 administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management.

Market Trends

We have identified the following trends that may affect our business:

Target Market.  We believe that small and middle-market companies in the United States with annual revenues between $10.0 million and $2.5 billion represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle-market companies have generated a significant number of investment opportunities for investment funds managed or advised by Golub Capital, and we believe that this market segment will continue to produce significant investment opportunities for us.

Specialized Lending Requirements.  We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. For example, based on the experience of our management team, lending to U.S. middle-market companies (1) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (2) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle market and (3) may also require more extensive ongoing monitoring by the lender.

Demand for Debt Capital.  We believe there is a large pool of uninvested private equity capital for middle-market companies. We expect private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and subordinated debt from other sources, such as us.

Competition from Bank Lenders.  We believe that many commercial and investment banks have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, these lenders may be constrained in their ability to underwrite and hold bank loans for middle-market issuers as they seek to meet existing and future regulatory capital requirements. We believe these factors may result in opportunities for alternative funding sources to middle-market companies and therefore more market opportunities for us.

Market Environment.  We believe that as part of the path of economic recovery following the credit crisis, there has been increased competition for new middle-market investments due to some new non-bank finance companies that have entered the market and due to improving financial performance of middle-market companies. However, we believe that our scale and strong market position will continue to allow us to find investment opportunities with attractive risk-adjusted returns.

Competitive Strengths

Deep, Experienced Management Team.  We are managed by GC Advisors, which, as of September 30, 2016, had access through the Staffing Agreement to the resources and expertise of Golub Capital’s more than 280 employees, led by our chairman, Lawrence E. Golub, and our chief executive officer, David B. Golub. As of September 30, 2016, the more than 90 investment professionals of Golub Capital had an average of over 12 years of investment experience and were supported by more than 185 administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management. GC Advisors also manages Golub Capital Investment Corporation, a Maryland corporation that has elected to be treated as a business development company. Golub Capital seeks to hire and retain high-quality investment professionals and reward those personnel based on investor returns.

Leading U.S. Debt Platform Provides Access to Proprietary Relationship-Based Deal Flow.  GC Advisors gives us access to the deal flow of Golub Capital, one of the leading middle-market lenders in the United States. Golub Capital has been ranked a top 3 Traditional Middle Market Bookrunner each year from 2008 through 3Q 2016 by Thomson Reuters LPC for senior secured loans of up to $500.0 million for leveraged buyouts (based on number of deals completed). Since its inception, Golub Capital has closed deals with over 200 middle-market sponsors and repeat transactions with over 130 sponsors. We believe that Golub Capital receives relationship-based “early looks” and “last looks” at many investment opportunities in the U.S. middle-market market, allowing it to be highly selective in the transactions it pursues.

Disciplined Investment and Underwriting Process.  GC Advisors utilizes the established investment process of Golub Capital for reviewing lending opportunities, structuring transactions and monitoring investments. Using its disciplined approach to lending, GC Advisors seeks to minimize credit losses through effective underwriting, comprehensive due diligence investigations, structuring and the implementation of restrictive debt covenants.

Regimented Credit Monitoring.  Following each investment, GC Advisors implements a regimented credit monitoring system. This careful approach, which involves ongoing review and analysis by teams of professionals, has enabled GC Advisors to identify problems early and to assist borrowers before they face difficult liquidity constraints.

Concentrated Middle-Market Focus.  Because of our focus on the middle-market, we understand the following general characteristics of middle-market lending:

•	middle-market companies are generally less leveraged than large companies and, we believe, offer more attractive investment returns in the form of upfront fees, prepayment penalties and higher interest rates;
•	middle-market issuers are more likely to have simple capital structures;
•	carefully structured covenant packages enable middle-market lenders to take early action to remediate poor financial performance; and
•	middle-market lenders can undertake thorough due diligence investigations prior to investment.

Organizational Structure

The following shows a simplified organizational chart reflecting our relationship with our investment adviser and administrator and our direct and indirect ownership interests in certain of our subsidiaries, including the membership interests of the 2010 Issuer and the 2014 Issuer, as of the date of this prospectus:

Recent Developments

On November 14, 2016, our board of directors declared a quarterly distribution of $0.32 per share and a special distribution of $0.25 per share both of which are payable on December 29, 2016 to holders of record as of December 12, 2016.

On October 20, 2016, the 2010 Issuer amended the 2010 Debt Securitization to, among other things, (a) refinance the issued Class A 2010 Notes by redeeming in full the $203.0 million of Class A 2010 Notes and issuing new Class A-Refi 2010 Notes in an aggregate principal amount of $205.0 million that bear interest at a rate of three-month LIBOR plus 1.90%, (b) refinance the Class B 2010 Notes by redeeming in full the $12.0 million of Class B 2010 Notes and issuing new Class B-Refi 2010 Notes in an aggregate principal amount of $10.0 million that bear interest at a rate of three-month LIBOR plus 2.40% and (c) extend the reinvestment period applicable to the 2010 Issuer to July 20, 2018. Following the refinancing, Holdings retained the Class B-Refi 2010 Notes, which will be eliminated from the consolidated statements of financial condition in consolidation.

Operating and Regulatory Structure

Our investment activities are managed by GC Advisors and supervised by our board of directors, a majority of whom are independent of us, GC Advisors and its affiliates.

As a business development company, we are required to comply with certain regulatory requirements. For example, while we are permitted to finance investments using leverage, which may include the issuance of shares of preferred stock, or notes and other borrowings, our ability to use leverage is limited in significant respects. See “Regulation.” Any decision on our part to use leverage will depend upon our assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage. GC Advisors makes recommendations to our board of directors with respect to leverage policies. Our board of directors determines our leverage policy, including approving in advance the incurrence of material indebtedness and the execution of material contracts, and directs GC Advisors to implement such policies. The use of leverage to finance investments creates certain risks and potential conflicts of interest. See “Risk Factors — Risks Relating to our Business and Structure — There are significant potential conflicts of interest that could affect our investment returns — Our management and incentive fee structure may create incentives for GC Advisors that are not fully aligned with the interests of our stockholders and may induce GC Advisors to make certain investments, including speculative investments,” “— Risks Relating to our Business and Structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital. As a business development company, the necessity of raising additional capital exposes us to risks, including the typical risks associated with leverage” and “— Risks Relating to our Business and Structure — We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.”

Also, as a business development company, we are generally prohibited from acquiring assets other than “qualifying assets” unless, after giving effect to any acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets generally include securities of “eligible portfolio companies,” cash, cash equivalents, U.S. government securities and high-quality debt investments maturing in one year or less from the time of investment. Under the 1940 Act and the rules thereunder, “eligible portfolio companies” include (1) private domestic operating companies, (2) public domestic operating companies whose securities are not listed on a national securities exchange (e.g., the New York Stock Exchange, NYSE MKT LLC and The NASDAQ Stock Market) or registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and (3) public domestic operating companies having a market capitalization of less than $250.0 million. Public domestic operating companies whose securities are quoted on the over-the-counter bulletin board and through Pink Sheets LLC are not listed on a national securities exchange and therefore are eligible portfolio companies. See “Regulation.”

Conflicts of Interest

Subject to certain 1940 Act restrictions on co-investments with affiliates, GC Advisors offers us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other relevant factors. Such offers are subject to the exception that, in accordance with GC Advisors’ code of ethics and allocation policies, we might not participate in each individual opportunity but will, on an overall basis, be entitled to participate equitably with other entities sponsored or managed by GC Advisors and its affiliates.

To the extent that we compete with entities sponsored or managed by GC Advisors or its affiliates for a particular investment opportunity, GC Advisors will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict of interest and allocation policies, (2) the requirements of the Advisers Act and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. GC Advisors’ allocation policies are intended to ensure that, over time, we may generally share equitably in investment opportunities with other investment funds, accounts or other investment vehicles, together referred to as accounts, sponsored or managed by GC Advisors or its affiliates, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other accounts.

GC Advisors and its affiliates have other clients with similar or competing investment objectives, including several private funds that are pursuing an investment strategy similar to ours, some of which are continuing to seek new capital commitments. In serving these clients, GC Advisors may have obligations to other clients or investors in those entities. Our investment objective may overlap with such affiliated accounts. GC Advisors’ allocation procedures are designed to allocate investment opportunities among the accounts sponsored or managed by GC Advisors and its affiliates in a manner consistent with its obligations under the Advisers Act. If two or more accounts with similar investment strategies are actively investing, GC Advisors will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. Certain of these accounts may provide for higher management or incentive fees or allow GC Advisors to recover greater expense reimbursements or overhead allocations. The amount of origination and other transaction fees that GC Advisors may receive from issuers, co-investors, or syndicatees in connection with the origination or acquisition of loans and post-closing loans syndications also may be higher for such other accounts. For example, the 1940 Act restricts GC Advisors from receiving more than a 1% fee in connection with loans that we acquire or originate, which limitation may not exist for other accounts that GC Advisors advises. These fees and other amounts that are received by GC Advisors in connection with investments by such other accounts have no impact on the expenses borne by our common stockholders, either directly or indirectly. In certain instances, GC Advisors may share a portion of such fees with accounts that it manages, and the sharing of such fees may differ among accounts managed by GC Advisors. GC Advisors has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. See “Risk Factors — Risks Relating to our Business and Structure — There are significant potential conflicts of interest that could affect our investment returns — Conflicts related to obligations GC Advisors’ investment committee, GC Advisors or its affiliates have to other clients and conflicts related to fees and expenses of such other clients and conflicts related to fees and expenses of such other clients.”

GC Advisors seeks to ensure the equitable allocation of investment opportunities when we are able to invest alongside other accounts sponsored or managed by GC Advisors and its affiliates. When we invest alongside such other accounts, such investments are made consistent with GC Advisors’ allocation policy. Under this allocation policy, if an investment opportunity is appropriate for us and another similar eligible account, the opportunity will be allocated pro rata based on the relative capital available for investment of each of us and such other eligible accounts, subject to minimum and maximum investment size limits. In situations in which co-investment with other entities sponsored or managed by GC Advisors or its affiliates is not permitted or appropriate, such as when, in the absence of exemptive relief described below, we and such other entities would be making different investments in the same issuer, GC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. GC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on a basis that will be fair and equitable over time, including, for example, through random or rotational methods. We and GC Advisors have submitted an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by GC Advisors or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Our board of directors regularly reviews the allocation policy of Golub Capital and annually reviews the code of ethics of GC Advisors. See “Related Party Transactions and Certain Relationships.”

Additionally, under our incentive fee structure, GC Advisors benefits when we recognize capital gains and, because GC Advisors determines when a holding is sold, GC Advisors controls the timing of the recognition of such capital gains. See “Risk Factors — Risks Relating to our Business and Structure — There are significant potential conflicts of interest that could affect our investment returns — Our management and incentive fee structure may create incentives for GC Advisors that are not fully aligned with the interests of our stockholders and may induce GC Advisors to make certain investments, including speculative investments.” In addition, because the base management fee that we pay to GC Advisors is based on our average adjusted gross assets, including those assets acquired through the use of leverage, GC Advisors has a financial incentive to incur leverage.

Our principal executive offices are located at 150 South Wacker Drive, Suite 800, Chicago, Illinois 60606, and our telephone number is (312) 205-5050. Our corporate website is located at www.golubcapitalbdc.com. Information on our website is not incorporated into or a part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. Actual costs and expenses incurred by investors in shares of our common stock may be greater than the percentage estimates in the table below. The following table excludes one-time fees payable to third parties not affiliated with GC Advisors that were incurred in connection with each of the 2010 Debt Securitization and the 2014 Debt Securitization, or collectively, the Debt Securitizations, but includes all of the applicable ongoing fees and expenses of the Debt Securitizations. Whenever this prospectus contains a reference to fees or expenses paid by “us” or “Golub Capital BDC,” or that “we” will pay fees or expenses, our common stockholders will indirectly bear such fees or expenses.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	(1)
Offering expenses (as a percentage of offering price)	—	(2)
Dividend reinvestment plan expenses	None	(3)
Total stockholder transaction expenses (as a percentage of offering price)	—
Annual expenses (as a percentage of net assets attributable to common stock):
Management fees	2.51	%(4)
Incentive fees payable under the Investment Advisory Agreement (20%)	0.69	%(5)
Interest payments on borrowed funds	3.15	%(6)
Other expenses	0.67	%(7)
Acquired fund fees and expenses	0.05	%(8)
Total annual expenses	7.07	%(9)

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The related prospectus supplement will disclose the estimated amount of total offering expenses (which may include offering expenses borne by third parties on our behalf), the offering price and the offering expenses borne by us as a percentage of the offering price.
(3)	The expenses associated with the dividend reinvestment plan are included in “Other expenses.” See “Dividend Reinvestment Plan.”
(4)	Our management fee is calculated at an annual rate equal to 1.375% and is based on the average adjusted gross assets (including assets purchased with borrowed funds and securitization-related assets, leverage, unrealized depreciation or appreciation on derivative instruments and cash collateral on deposit with custodian but adjusted to exclude cash and cash equivalents so that investors do not pay the base management fee on such assets) at the end of the two most recently completed calendar quarters and is payable quarterly in arrears. See “Management Agreements — Investment Advisory Agreement — Management Fee.” The management fee referenced in the table above is based on actual amounts incurred during the year ended September 30, 2016 by GC Advisors in its capacity as investment adviser to us and collateral manager to the 2010 Issuer and the 2014 Issuer, or, collectively, the Securitization Issuers.

GC Advisors, as collateral manager for the 2010 Issuer under a collateral management agreement, or the 2010 Collateral Management Agreement, is entitled to receive an annual fee in an amount equal to 0.35% of the principal balance of the portfolio loans held by the 2010 Issuer at the beginning of the collection period relating to each payment date, which is payable in arrears on each payment date. This fee, which is less than the management fee payable under the Investment Advisory Agreement, is paid directly by the 2010 Issuer to GC Advisors and offset against such management fee. Accordingly, the 1.375% management fee paid by us to GC Advisors under the Investment Advisory Agreement on all of our assets, including those indirectly held through the 2010 Issuer, is reduced, on a dollar-for-dollar basis, by an amount equal to such 0.35% fee paid to GC Advisors by the 2010 Issuer. Under the 2010 Collateral Management Agreement, the term “collection period” refers to a quarterly period running from the day after the end of the prior collection period to the fifth business day of the calendar month in which a payment date occurs. This fee may be waived by the collateral manager. The 2010 Collateral Management Agreement does not include any incentive fee payable to GC Advisors.

GC Advisors, as collateral manager for the 2014 Issuer, under a collateral management agreement, or the 2014 Collateral Management Agreement, is entitled to receive an annual fee in an amount equal to 0.25% of the principal balance of the portfolio loans held by the 2014 Issuer at the beginning of the collection period relating to each payment date, which is payable in arrears on each payment date. This fee, which is less than the management fee payable under the Investment Advisory Agreement, is paid directly by the 2014 Issuer to GC Advisors and offset against such management fee. Accordingly, the 1.375% management fee paid by us to GC Advisors under the Investment Advisory Agreement on all of our assets, including those indirectly held through the 2014 Issuer, is reduced, on a dollar-for-dollar basis, by an amount equal to such 0.25% fee paid to GC Advisors by the 2014 Issuer. Under the 2014 Collateral Management Agreement, the term “collection period” refers to a quarterly period running from the day after the end of the prior collection period to the tenth business day prior to the payment date. This fee may be waived by the collateral manager. The 2014 Collateral Management Agreement does not include any incentive fee payable to GC Advisors.

For purposes of this table, the SEC requires that the “Management fees” percentage be calculated as a percentage of net assets attributable to common stock, rather than total assets, including assets that have been funded with borrowed monies because common stockholders bear all of this cost. If the base management fee portion of the “Management fees” percentage were calculated instead as a percentage of our total assets, our base management fee portion of the “Management fees” percentage would be approximately 1.25% of total assets. The base management fee in the table above is based on net assets of $878.8 million and leverage of $865.2 million as of September 30, 2016.

(5)	The incentive fee referenced in the table above is based on actual amounts of the income component of the incentive fee incurred during the year ended September 30, 2016. We have structured the calculation of the incentive fee to include a fee limitation such that no incentive fee will be paid to GC Advisors for any quarter if, after such payment, the cumulative incentive fees paid to GC Advisors since the effective date of our election to become a business development company would be greater than 20.0% of our Cumulative Pre-Incentive Fee Net Income (as defined below).

We accomplish this limitation by subjecting each quarterly incentive fee payable under the Income and Capital Gains Incentive Fee Calculation (as defined below) to a cap, or the Incentive Fee Cap. The Incentive Fee Cap in any quarter is equal to the difference between (a) 20.0% of Cumulative Pre-Incentive Fee Net Income and (b) cumulative incentive fees of any kind paid to GC Advisors by Golub Capital BDC since April 13, 2010, the effective date of our election to become a business development company. To the extent the Incentive Fee Cap is zero or a negative value in any quarter, no incentive fee would be payable in that quarter. “Cumulative Pre-Incentive Fee Net Income” is equal to the sum of (a) Pre-Incentive Fee Net Investment Income (as defined below) for each period since April 13, 2010 and (b) cumulative aggregate realized capital gains, cumulative aggregate realized capital losses, cumulative aggregate unrealized capital depreciation and cumulative aggregate unrealized capital appreciation since April 13, 2010.

“Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies, but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the calendar quarter (including the base management fee, taxes, any expenses payable under the Investment Advisory Agreement and an administration agreement, or the Administration Agreement, with the Administrator, any expenses of securitizations and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with payment-in-kind, or PIK, interest, preferred stock with PIK dividends and zero coupon securities, accrued income that we have not yet received in cash.

The income and capital gains incentive fee calculation, or the Income and Capital Gains Incentive Fee Calculation, has two parts. The income component is calculated quarterly in arrears based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter.

Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the income component, it is possible that an incentive fee may be calculated under this formula with respect to a period in which we have incurred a loss. For example, if we receive Pre-Incentive Fee Net Investment

Income in excess of the hurdle rate (as defined below) for a calendar quarter, the income component will result in a positive value and an incentive fee will be paid unless the payment of such incentive fee would cause us to pay incentive fees on a cumulative basis that exceed 20.0% of our Cumulative Pre-Incentive Fee Net Income.

Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2.0% quarterly. If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our Pre-Incentive Fee Net Investment Income and make it easier for GC Advisors to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. Our Pre-Incentive Fee Net Investment Income used to calculate this part of the incentive fee is also included in the amount of our total assets (excluding cash and cash equivalents but including assets purchased with borrowed funds and securitization-related assets and cash collateral on deposit with custodian) used to calculate the 1.375% base management fee.

We calculate the income component of the Income and Capital Gains Incentive Fee Calculation with respect to our Pre-Incentive Fee Net Investment Income quarterly, in arrears, as follows:

•	zero in any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate;
•	100.0% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than 2.5%) as the “catch-up” provision. The catch-up is meant to provide GC Advisors with 20.0% of the Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply if this net investment income exceeds 2.5% in any calendar quarter; and
•	20.0% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any calendar quarter.

The sum of these calculations yields the income incentive fee, or the Income Incentive Fee. This amount is appropriately adjusted for any share issuances or repurchases during the quarter.

The second part of the Income and Capital Gains Incentive Fee Calculation, or the Capital Gain Incentive Fee, equals (a) 20.0% of our Capital Gain Incentive Fee Base (as defined below), if any, calculated in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing with the calendar year ending December 31, 2010, less (b) the aggregate amount of any previously paid Capital Gain Incentive Fees. Our “Capital Gain Incentive Fee Base” equals (1) the sum of (i) our realized capital gains, if any, on a cumulative positive basis from April 13, 2010 through the end of each calendar year, (ii) all realized capital losses on a cumulative basis and (iii) all unrealized capital depreciation on a cumulative basis less (2) all unamortized deferred financing costs, if and to the extent such costs exceed all unrealized capital appreciation on a cumulative basis.

•	The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.
•	The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.
•	The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gain Incentive Fee calculation date and (b) the accreted or amortized cost basis of such investment.

As described above, the incentive fee will not be paid at any time where after such payment the cumulative incentive fees paid to date would be greater than 20.0% of the Cumulative Pre-Incentive Net Income since April 13, 2010. In accordance with U.S. generally accepted accounting principles, or GAAP, we will accrue a capital gain incentive fee on a quarterly basis as if aggregate unrealized capital appreciation on investments were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. We will accrue a capital gain incentive fee under GAAP if the Capital Gain Incentive Fee Base, adjusted as required by GAAP to include unrealized appreciation, is positive. The Capital Gain Incentive Fee is calculated on a cumulative basis from the date we elected to become a business development company through the end of each calendar year. Since inception through September 30, 2016, we have not made any Capital Gain Incentive Fee payments. For the year ended September 30, 2016, we accrued a capital gain incentive fee under GAAP of $1.2 million. For a more detailed discussion of the calculation of the incentive fee, see “Management Agreements — Investment Advisory Agreement — Management Fee.”

(6)	Interest payments on borrowed funds represents our annualized interest expense as of September 30, 2016 and includes interest payable on the notes issued by each of the Securitization Issuers. For the year ended September 30, 2016, the effective annualized average interest rate on our total debt outstanding, which includes all interest and amortization of debt issuance costs on the Debt Securitizations but excludes secured borrowings, was 3.4%. Debt issuance costs represent fees and other direct incremental costs incurred in connection with the Debt Securitizations. These fees include a structuring and placement fee paid to Wells Fargo Securities, LLC for its services in connection with the initial structuring and the first amendment of the 2010 Debt Securitization and the initial structuring of the 2014 Debt Securitization of $1.74 million, $0.75 million and $1.81 million, respectively, certain fees in an aggregate amount of $0.35 million paid to J.P. Morgan Securities Inc. in connection with subsequent amendments and legal fees, accounting fees, rating agency fees and all other costs associated with each of the Debt Securitizations. We do not currently anticipate issuing debt securities or preferred stock in the next 12 months.
(7)	Includes our overhead expenses, including payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by the Administrator, and any acquired fund fees and expenses that are not required to be disclosed separately. See “Management Agreements — Administration Agreement.” “Other expenses” also includes the ongoing administrative expenses to the trustee, collateral manager, independent accountants, legal counsel, rating agencies and independent managers in connection with developing and maintaining reports and providing required services in connection with the administration of each of the Debt Securitizations. “Other expenses” are based on actual amounts incurred during the year ended September 30, 2016. The administrative expenses of each of the Securitization Issuers are paid on each payment date in two parts: (1) a component that is paid in a priority to other amounts distributed by the 2010 Issuer or the 2014 Issuer, as applicable, subject to a cap equal to the sum of 0.04% per annum of the adjusted principal balance of the portfolio loans and other assets held by the 2010 Issuer or the 2014 Issuer, as applicable, on the last day of the collection period relating to such payment date, plus $150,000 per annum, and (2) a component that is paid in a subordinated position relative to other amounts distributed by the 2010 Issuer or the 2014 Issuer, as applicable, equal to any amounts that exceed the aforementioned administrative expense cap.
(8)	Our stockholders indirectly bear the expenses of our investment in SLF. No management fee is charged by the Administrator in connection with the administrative services it provides to SLF. However, SLF does reimburse the Administrator for its costs related to providing accounting, bookkeeping, treasury, loan operations, reporting and administrative services for SLF. Future expenses for SLF may be substantially higher or lower because certain expenses may fluctuate over time.
(9)	All of our expenses, including all expenses of each of the Debt Securitizations, are disclosed in the appropriate line items under “Annual Expenses (as a percentage of net assets attributable to common stock).” “Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and after taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been funded with borrowed monies. The reason for presenting expenses as a percentage of net assets attributable to common stockholders is that our common stockholders bear all of our fees and expenses.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

You would pay the following expenses on a $1,000 investment	1 year	3 years	5 years	10 years
Assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$64	$189	$310	$600
Assuming a 5% annual return (assumes return entirely from realized capital gains and thus subject to the capital gain incentive fee)	$74	216	$352	$664

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above, is not included in the example. Under our Investment Advisory Agreement, no incentive fee would be payable if we have a 5% annual return. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. The example assumes that all dividends and other distributions are reinvested at net asset value. Under certain circumstances, reinvestment of dividends and other distributions under our dividend reinvestment plan may occur at a price per share that differs from net asset value. See “Dividend Reinvestment Plan” for more information.

RISK FACTORS

Investing in our securities involves a number of significant risks. Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus and the applicable prospectus supplement, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment. The risk factors described below are the principal risk factors associated with an investment in us as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours.

Risks Relating to Our Business and Structure

We are subject to risks associated with the current interest rate environment and to the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

Since the economic downturn that began in mid-2007, interest rates have remained low. Because longer-term inflationary pressure is likely to result from the U.S. government’s fiscal policies and challenges during this time, we will likely experience rising interest rates, rather than falling rates, at some point in the future and have begun to see modest increases to LIBOR.

To the extent we borrow money or issue debt securities or preferred stock to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds or pay interest or dividends on such debt securities or preferred stock and the rate at which we invest these funds. In addition, many of our debt investments and borrowings have floating interest rates that reset on a periodic basis, and many of our investments are subject to interest rate floors. As a result, a change in market interest rates could have a material adverse effect on our net investment income, in particular with respect to increases from current levels to the level of the interest rate floors on certain investments. In periods of rising interest rates, our cost of funds will increase because the interest rates on the majority of amounts we have borrowed are floating, which could reduce our net investment income to the extent any debt investments have fixed interest rates, and the interest rate on investments with an interest rate floor will not increase until interest rates exceed the applicable floor. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act and applicable commodities laws. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged borrowings. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

You should also be aware that a rise in the general level of interest rates typically will lead to higher interest rates applicable to our debt investments, which may result in an increase of the amount of incentive fees payable to GC Advisors. Also, an increase in interest rates available to investors could make an investment in our common stock less attractive if we are not able to increase our distribution rate, which could reduce the value of our common stock.

Global capital markets could enter a period of severe disruption and instability. These conditions have historically affected and could again materially and adversely affect debt and equity capital markets in the United States and around the world and our business.

The U.S. and global capital markets experienced extreme volatility and disruption during the economic downturn that began in mid-2007, and the U.S. economy was in a recession for several consecutive calendar quarters during the same period. In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt, which created concerns about the ability of certain nations to continue to service their sovereign debt obligations. Risks resulting from such debt crisis and any future debt crisis in Europe or any similar crisis elsewhere could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in certain countries and the financial condition of financial institutions generally. In July and August 2015, Greece reached agreements with its creditors for bailouts that provide aid in exchange for certain austerity measures. These and similar austerity measures may adversely affect world economic conditions and have an adverse impact on our business and that of our portfolio companies. In the second quarter of 2015, stock prices in China experienced a significant drop, resulting primarily from continued sell-off of shares trading in Chinese markets. In August 2015, Chinese authorities sharply devalued China’s currency. In June 2016, the United Kingdom held a referendum in which voters approved an exit from the European Union, and the implications of the United Kingdom’s pending withdrawal from the European Union are unclear at present. In November 2016, voters in the United States elected a new president and the implications of a new presidential administration are unclear at present. These market and economic disruptions affected, and these and other similar market and economic disruptions may in the future affect, the U.S. capital markets, which could adversely affect our business and that of our portfolio companies and the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and to financial firms, in particular. At various times, these disruptions resulted in, and may in the future result, a lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector and the repricing of credit risk. These conditions may reoccur for a prolonged period of time again or materially worsen in the future, including as a result of U.S. government shutdowns or further downgrades to the U.S. government’s sovereign credit rating or the perceived credit worthiness of the United States or other large global economies. Unfavorable economic conditions, including future recessions, also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. We may in the future have difficulty accessing debt and equity capital on attractive terms, or at all, and a severe disruption and instability in the global financial markets or deteriorations in credit and financing conditions may cause us to reduce the volume of loans we originate and/or fund, adversely affect the value of our portfolio investments or otherwise have a material adverse effect on our business, financial condition, results of operations and cash flows.

We are dependent upon GC Advisors for our success and upon their access to the investment professionals and partners of Golub Capital and its affiliates.

We do not have any internal management capacity or employees. We depend on the diligence, skill and network of business contacts of the senior investment professionals of GC Advisors to achieve our investment objective. GC Advisors’ investment committee, which consists of two members of our board of directors and two additional employees of Golub Capital LLC, provides oversight over our investment activities. We also cannot assure you that we will replicate the historical results achieved by members of the investment committee, and we caution you that our investment returns could be substantially lower than the returns achieved by them in prior periods. We expect that GC Advisors will evaluate, negotiate, structure, close and monitor our investments in accordance with the terms of the Investment Advisory Agreement. We can offer no assurance, however, that the senior investment professionals of GC Advisors will continue to provide investment advice to us. If these individuals do not maintain their existing relationships with Golub Capital LLC and its affiliates and do not develop new relationships with other sources of investment opportunities, we may not be able to identify appropriate replacements or grow our investment portfolio. The loss of any member of GC Advisors’ investment committee or of other senior investment professionals of GC Advisors and its affiliates would limit our ability to achieve our investment objective and operate as we anticipate. This could have a material adverse effect on our financial condition, results of operations and cash flows.

The Staffing Agreement provides that Golub Capital LLC makes available to GC Advisors experienced investment professionals and provides access to the senior investment personnel of Golub Capital LLC for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. We are not a party to the Staffing Agreement and cannot assure you that Golub Capital LLC will fulfill its obligations under the agreement. If Golub Capital LLC fails to perform, we cannot assure you that GC Advisors will enforce the Staffing Agreement, that such agreement will not be terminated by either party or that we will continue to have access to the investment professionals of Golub Capital LLC and its affiliates or their information and deal flow.

Our business model depends to a significant extent upon strong referral relationships with sponsors. Any inability of GC Advisors to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We depend upon Golub Capital LLC’s relationships with sponsors, and we intend to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If Golub Capital LLC fails to maintain such relationships, or to develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the principals of Golub Capital LLC have relationships are not obligated to provide us with investment opportunities, and, therefore, we can offer no assurance that these relationships will generate investment opportunities for us in the future.

Our financial condition, results of operations and cash flows depend on our ability to manage our business effectively.

Our ability to achieve our investment objective depends on our ability to manage our business and to grow. This depends, in turn, on GC Advisors’ ability to identify, invest in and monitor companies that meet our investment criteria. The achievement of our investment objectives on a cost-effective basis depends upon GC Advisors’ execution of our investment process, its ability to provide competent, attentive and efficient services to us and, to a lesser extent, our access to financing on acceptable terms. GC Advisors has substantial responsibilities under the Investment Advisory Agreement, as well as responsibilities in connection with the management of other accounts sponsored or managed by GC Advisors, members of GC Advisors’ investment committee or Golub Capital LLC and its affiliates. The personnel of the Administrator and its affiliates may be called upon to provide managerial assistance to our portfolio companies. These activities may distract them or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition, results of operations and cash flows.

There are significant potential conflicts of interest that could affect our investment returns.

As a result of our arrangements with GC Advisors and its affiliates and GC Advisors’ investment committee, there may be times when GC Advisors or such persons have interests that differ from those of our securityholders, giving rise to a conflict of interest.

Conflicts related to obligations GC Advisors’ investment committee, GC Advisors or its affiliates have to other clients and conflicts related to fees and expenses of such other clients.

The members of GC Advisors’ investment committee serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of accounts sponsored or managed by GC Advisors or its affiliates. Currently, our officers and directors also serve as officers and directors of GCIC, a closed-end, non-diversified management investment company that has also elected to be regulated as a business development company under the 1940 Act. Similarly, GC Advisors or its affiliates currently manage and may have other clients with similar or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. For example, Lawrence E. Golub and David B. Golub have management responsibilities for other accounts managed or sponsored by GC Advisors or its affiliates, including GCIC. Our investment objective may overlap with the investment objectives of such affiliated accounts. For example, GC Advisors currently manages GCIC and several private funds that are pursuing an investment strategy similar to ours, some of which may seek additional capital from time to time, and we may compete with these and other accounts sponsored or managed by GC Advisors and its affiliates for capital and investment opportunities. As a result, those individuals may face conflicts in the allocation of investment opportunities among us and other accounts advised by or affiliated with GC Advisors. Certain of these accounts may provide for higher management or incentive fees allow GC Advisors to recover greater expense reimbursements or overhead allocations, or permit GC Advisors and its affiliates to receive higher origination and other transaction fees, all of which may contribute to this conflict of interest and create an incentive for GC Advisors to favor such other accounts. For example, the 1940 Act restricts GC Advisors from receiving more than a 1% fee in connection with loans that we acquire, or originate, a limitation that does not exist for certain other accounts. GC Advisors seeks to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, we can offer no assurance that such opportunities will be allocated to us fairly or equitably in the short-term or over time, and there can be no assurance that we will be able to participate in all investment opportunities that are suitable to us.

GC Advisors’ investment committee, GC Advisors or its affiliates may, from time to time, possess material non-public information, limiting our investment discretion.

Principals of GC Advisors and its affiliates and members of GC Advisors’ investment committee may serve as directors of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. In the event that material nonpublic information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us.

Our management and incentive fee structure may create incentives for GC Advisors that are not fully aligned with the interests of our stockholders and may induce GC Advisors to make certain investments, including speculative investments.

In the course of our investing activities, we pay management and incentive fees to GC Advisors. The management fee is based on our average adjusted gross assets and the incentive fee is computed and paid on income, both of which include leverage. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because these fees are based on our average adjusted gross assets, GC Advisors benefits when we incur debt or use leverage. Under certain circumstances, the use of leverage may increase the likelihood of default on our debt or other leverage, which would disfavor or our securityholders.

Additionally, the incentive fee payable by us to GC Advisors may create an incentive for GC Advisors to cause us to realize capital gains or losses that may not be in the best interests of us or our stockholders. Under the incentive fee structure, GC Advisors benefits when we recognize capital gains and, because GC Advisors determines when an investment is sold, GC Advisors controls the timing of the recognition of such capital gains. Our board of directors is charged with protecting our stockholders’ interests by monitoring how GC Advisors addresses these and other conflicts of interest associated with its management services and compensation.

The part of the management and incentive fees payable to GC Advisors that relates to our net investment income is computed and paid on income that may include interest income that has been accrued but not yet received in cash, such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends, zero coupon securities, and other deferred interest instruments and may create an incentive for GC Advisors to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. This fee structure may be considered to involve a conflict of interest for GC Advisors to the extent that it may encourage GC Advisors to favor debt financings that provide for deferred interest, rather than current cash payments of interest. Under these investments, we accrue the interest over the life of the investment but do not receive the cash income from the investment until the end of the term. Our net investment income used to calculate the income portion of our investment fee, however, includes accrued interest. GC Advisors may have an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the fees even when the issuers of the deferred interest securities would not be able to make actual cash payments to us on such securities. This risk could be increased because GC Advisors is not obligated to reimburse us for any fees received even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

The majority of our portfolio investments are expected to be made in the form of securities that are not publicly traded. As a result, our board of directors will determine the fair value of these securities in good faith. In connection with that determination, investment professionals from GC Advisors may provide our board of directors with portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. In addition, Lawrence E. Golub and David B. Golub have an indirect pecuniary interest in GC Advisors. The participation of GC Advisors’ investment professionals in our valuation process, and the indirect pecuniary interest in GC Advisors by Lawrence E. Golub and David B. Golub, could result in a conflict of interest as GC Advisors’ management fee is based, in part, on our average adjusted gross assets and our incentive fees will be based, in part, on unrealized gains and losses.

Conflicts related to other arrangements with GC Advisors or its affiliates.

We have entered into a license agreement with Golub Capital LLC under which Golub Capital LLC has granted us a non-exclusive, royalty-free license to use the name “Golub Capital”. See “Management Agreements — License Agreement.” In addition, we pay to the Administrator our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, such as rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. These arrangements create conflicts of interest that our board of directors must monitor.

The Investment Advisory Agreement and the Administration Agreement were not negotiated on an arm’s-length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

The Investment Advisory Agreement and the Administration Agreement were negotiated between related parties. Consequently, their terms, including fees payable to GC Advisors, may not be as favorable to us as if they had been negotiated with an unaffiliated third party. For example, certain accounts managed by GC Advisors have lower management, incentive or other fees than those charged under the Investment Advisory Agreement and/or a reduced ability to recover expenses and overhead than may be recovered by the Administrator under the Administration Agreement. In addition, we may choose not to enforce, or to enforce less vigorously, our rights and remedies under these agreements and the Adviser Revolver because of our desire to maintain our ongoing relationship with GC Advisors, the Administrator and their respective affiliates. Any such decision, however, would breach our fiduciary obligations to our stockholders.

Our ability to enter into transactions with our affiliates will be restricted, which may limit the scope of investments available to us.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. We consider GC Advisors and its affiliates to be our affiliates for such purposes. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company, without prior approval of our independent directors and, in some cases, the SEC. We are prohibited from buying or selling any security from or to, among others, any person who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC.

We may, however, invest alongside GC Advisors’ and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that GC Advisors, acting on our behalf and on behalf of its other clients, negotiates no term other than price. We may also invest alongside GC Advisors’ other clients as otherwise permissible under regulatory guidance, applicable regulations and GC Advisors’ allocation policy. Under this allocation policy, if an investment opportunity is appropriate for us and another similar eligible account, the opportunity will be allocated pro rata based on the relative capital available for investment of each of us and such other eligible accounts, subject to minimum and maximum investment size limits. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

In situations in which co-investment with other accounts sponsored or managed by GC Advisors or its affiliates is not permitted or appropriate, such as when, in the absence of exemptive relief described below, we and such other entities may make investments in the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other GC Advisors clients, GC Advisors needs to decide whether we or such other entity or entities will proceed with such investments. GC Advisors makes these determinations based on its policies and procedures, which generally require that such investment opportunities be offered to eligible accounts on a basis that is fair and equitable over time, including, for example, through random or rotational methods. Moreover, in certain circumstances, we may be unable to invest in an issuer in which an account sponsored or managed by GC Advisors or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions may limit the scope of investment opportunities that would otherwise be available to us.

We and GC Advisors have submitted an application for exemptive relief from the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by GC Advisors or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that co-investments by us and other accounts sponsored or managed by GC Advisors and its affiliates may afford us additional investment opportunities and an ability to achieve greater diversification. Accordingly, our application for exemptive relief seeks an exemptive order that would permit us to invest with accounts sponsored or managed by GC Advisors or its affiliates in the same portfolio companies under circumstances in which such investments would otherwise not be permitted under the 1940 Act. We expect that such exemptive relief permitting co-investments, if granted, would apply only if our independent directors review and approve each co-investment.

We may be the target of litigation.

We may be the target of securities litigation in the future, particularly if the trading price of our common stock fluctuates significantly. We could also generally be subject to litigation, including derivative actions by our stockholders. Any litigation could result in substantial costs and divert management’s attention and resources from our business and cause a material adverse effect on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

A number of entities compete with us to make the types of investments that we plan to make. We compete with public and private funds, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some of our competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or the source of income, asset diversification and distribution requirements we must satisfy to maintain our qualification as a RIC. The competitive pressures we face may have a material adverse effect on our business, financial condition, results of operations and cash flows. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objective.

With respect to the investments we make, we do not seek to compete based primarily on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that will be lower than the rates we offer. In the secondary market for acquiring existing loans, we compete generally on the basis of pricing terms. With respect to all investments, we may lose some investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income, lower yields and increased risk of credit loss.

We may also compete for investment opportunities with accounts managed or sponsored by GC Advisors or its affiliates. Although GC Advisors allocates opportunities in accordance with its allocation policy, allocations to such other accounts will reduce the amount and frequency of opportunities available to us and may not be in the best interests of us and our securityholders. Moreover, the performance of investments will not be known at the time of allocation.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

In order to be subject to tax as a RIC under the Code, we must meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if we distribute to our stockholders dividends for U.S. federal income tax purposes of an amount generally at least equal to 90% of our investment company taxable income, which is generally our net ordinary income plus the excess of our net short-term capital gains in excess of our net long-term capital losses, determined without regard to any deduction for dividends paid, to our stockholders on an annual basis. We are subject, to the extent we use debt financing, to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to be subject to tax as a RIC and, thus, may be subject to corporate-level income tax irrespective of the level of distributions paid to our stockholders. To be subject to tax as a RIC, we must also meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of our qualification as a RIC. Because most of our investments are in private or thinly traded public companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and become subject to corporate-level income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distributions to stockholders and the amount of our distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on us and our securityholders. See “Material U.S. Federal Income Tax Considerations — Taxation as a RIC.”

We may need to raise additional capital to grow because we must distribute most of our income.

We may need additional capital to fund new investments and grow our portfolio of investments. We intend to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A reduction in the availability of new capital could limit our ability to grow. In addition, we are required to distribute each taxable year an amount at least equal to 90% of the sum of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, or investment company taxable income, determined without regard to any deduction for dividends paid as dividends for U.S. federal income tax purposes, to our stockholders to maintain our ability to be subject to tax as a RIC. As a result, these earnings are not available to fund new investments. An inability to access the capital markets successfully could limit our ability to grow our business and execute our business strategy fully and could decrease our earnings, if any, which may have an adverse effect on the value of our securities. Furthermore, to the extent we are not able to raise capital and are at or near our targeted leverage ratios, we may receive smaller allocations, if any, on new investment opportunities under GC Advisors’ allocation policy and have, in the past, received such smaller allocations under similar circumstances.

We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

For U.S. federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as the accretion of original issue discount. This may arise if we receive warrants in connection with the making of a loan and in other circumstances, or through contracted PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of contracted PIK arrangements, is included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we do not receive in cash.

That part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash, such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible, and GC Advisors will have no obligation to refund any fees it received in respect of such accrued income.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute dividends for U.S. federal income tax purposes of an amount generally at least equal to 90% of our investment company taxable income, determined without regard to any deduction for dividends paid, to our stockholders to maintain our ability to be subject to tax as a RIC. In such a case, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain such cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level income tax. See “Material U.S. Federal Income Tax Considerations — Taxation as a RIC.”

Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital. As a business development company, the necessity of raising additional capital exposes us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted as a business development company to issue senior securities in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% of gross assets (other than the U.S. Small Business Administration, or SBA, debentures of a small business investment company, or SBIC, subsidiary, as permitted by exemptive relief we have been granted by the SEC) less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities (other than the SBA debentures of an SBIC subsidiary, as permitted by exemptive relief we have been granted by the SEC). If the value of our assets declines, we may be unable to satisfy this ratio. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. If we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss. As of September 30, 2016, we had $865.2 million of outstanding borrowings, including $215.0 million outstanding under the 2010 Debt Securitization and $246.0 million outstanding under the 2014 Debt Securitization.

In the absence of an event of default, no person or entity from which we borrow money has a veto right or voting power over our ability to set policy, make investment decisions or adopt investment strategies. If we issue preferred stock, which is another form of leverage, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest. Holders of our common stock will directly or indirectly bear all of the costs associated with offering and servicing any preferred stock that we issue. In addition, any interests of preferred stockholders may not necessarily align with the interests of holders of our common stock and the rights of holders of shares of preferred stock to receive dividends would be senior to those of holders of shares of our common stock. We do not, however, anticipate issuing preferred stock in the next 12 months.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our board of directors determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you might experience dilution.

We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The use of leverage magnifies the potential for gain or loss on amounts invested. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. The amount of leverage that we employ will depend on GC Advisors’ and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us. We may issue senior debt securities to banks, insurance companies and other lenders. Lenders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instruments we may enter into with lenders. The terms of our existing indebtedness require us to comply with certain financial and operational covenants, and we expect similar covenants in future debt instruments. Failure to comply with such covenants could result in a default under the applicable credit facility or debt instrument if we are unable to obtain a waiver from the applicable lender or holder, and such lender or holder could accelerate repayment under such indebtedness and negatively affect our business, financial condition, results of operations and cash flows. In addition, under the terms of any credit facility or other debt instrument we enter into, we are likely to be required by its terms to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facility or instrument before applying such net proceeds to any other uses. If the value of our assets decreases, leveraging would cause our net asset value to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our equity stake in a leveraged investment. Similarly, any decrease in our net investment income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make distributions on our common stock or any outstanding preferred stock. Our ability to service our debt depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. Our common stockholders bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the base management fee payable to GC Advisors.

On September 13, 2011, we received exemptive relief from the SEC allowing us to modify the asset coverage requirement to exclude the SBA debentures from this calculation. As such, our ratio of total consolidated assets to outstanding indebtedness may be less than 200%. This provides us with increased investment flexibility but also increases our risks related to leverage.

The following table illustrates the effect of leverage on returns from an investment in our common stock as of September 30, 2016, assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)
	-10%	-5%	0%	5%	10%
Corresponding return to common stockholder(1)	-22.78%	-12.79%	-2.80%	7.20%	17.19%

(1)	Assumes $1,756.5 million in total assets, $865.2 million in debt and secured borrowings outstanding and $878.8 million in net assets as of September 30, 2016 and an effective annual interest rate of 2.84% as of September 30, 2016.

Based on our outstanding indebtedness of $865.2 million as of September 30, 2016 and the effective annual interest rate of 2.84% as of that date, our investment portfolio would have been required to experience an annual return of at least 1.40% to cover annual interest payments on the outstanding debt.

We are subject to risks associated with the 2010 Debt Securitization and the 2014 Debt Securitization.

As a result of the 2010 Debt Securitization and the 2014 Debt Securitization, we are subject to a variety of risks, including those set forth below. We use the term “debt securitization” in this prospectus to describe a form of secured borrowing under which an operating company (sometimes referred to as an “originator” or “sponsor”) acquires or originates mortgages, receivables, loans or other assets that earn income, whether on a one-time or recurring basis (collectively, “income producing assets”), and borrows money on a non-recourse basis against a legally separate pool of loans or other income producing assets. In a typical debt securitization, the originator transfers the loans or income producing assets to a single-purpose, bankruptcy-remote subsidiary (also referred to as a “special purpose entity”), which is established solely for the purpose of holding loans and income producing assets and issuing debt secured by these income producing assets. The special purpose entity completes the borrowing through the issuance of notes secured by the loans or other assets. The special purpose entity may issue the notes in the capital markets to a variety of investors, including banks, non-bank financial institutions and other investors. In each of the 2010 Debt Securitization and the 2014 Debt Securitization, institutional investors purchased the notes issued by the 2010 Issuer and the 2014 Issuer, respectively, in a private placement.

We are subject to certain risks as a result of our indirect interests in the junior notes and membership interests of the 2010 Issuer and our direct interests in the junior notes and membership interests of the 2014 Issuer.

Under the terms of the master loan sale agreement governing the 2010 Debt Securitization, (1) we sold and/or contributed to Holdings all of our ownership interest in our portfolio loans and participations for the purchase price and other consideration set forth in such master loan sale agreement and (2) Holdings, in turn, sold and/or contributed to the 2010 Issuer all of its ownership interest in such portfolio loans and participations for the purchase price and other consideration set forth in such master loan sale agreement. Following these transfers, the 2010 Issuer, and not Holdings or us, held all of the ownership interest in such portfolio loans and participations. As a result of the 2010 Debt Securitization, we held indirectly through Holdings, as of September 30, 2016, the Subordinated 2010 Notes as well as membership interests, which comprise 100% of the equity interests, in the 2010 Issuer and, following the October 20, 2016 refinancing of the Class B 2010 Notes, the Class B-Refi 2010 Notes. Under the terms of the loan sale agreement governing the 2014 Debt Securitization, we sold and/or contributed to the 2014 Issuer all of our ownership interest in our portfolio loans and participations for the purchase price and other consideration set forth in such loan sale agreement. Following this transfer, the 2014 Issuer held all of the ownership interest in such portfolio loans and participations. As a result of the 2014 Debt Securitization and as of September 30, 2016, we held the Class C 2014 Notes as well as all of the membership interests of the 2014 Issuer. As a result, we consolidate the financial statements of Holdings, the 2010 Issuer and the 2014 Issuer, as well as our other subsidiaries, in our consolidated financial statements.

Because each of Holdings, the 2010 Issuer and the 2014 Issuer is disregarded as an entity separate from its owner for U.S. federal income tax purposes, the sale or contribution by us to Holdings and by Holdings to the 2010 Issuer and the sale or contribution by us to the 2014 Issuer did not constitute a taxable event for U.S. federal income tax purposes. If the U.S. Internal Revenue Service were to take a contrary position, there could be a material adverse effect on our business, financial condition, results of operations or cash flows. We may, from time to time, hold asset-backed securities, or the economic equivalent thereof, issued by a securitization vehicle sponsored by another business development company to the extent permitted under the 1940 Act.

The Class B-Refi 2010 Notes, Subordinated 2010 Notes and membership interests in the 2010 Issuer are subordinated obligations of the 2010 Issuer and the Class C 2014 Notes are subordinated obligations of the 2014 Issuer and we may not receive cash from the 2010 Issuer or the 2014 Issuer.

The Class B-Refi 2010 Notes are subordinated in priority of payment to the Class A-Refi 2010 Notes issued by the 2010 Issuer and are subject to certain payment restrictions set forth in the indenture governing the 2010 Notes. Therefore, Holdings only receives cash distributions on the Class B-Refi 2010 Notes if the 2010 Issuer has made all cash interest payments in respect of the issued Class A-Refi 2010 Notes, and we only receive cash distributions in respect of our indirect ownership of the 2010 Issuer to the extent that Holdings receives any cash distributions in respect of its direct ownership of the 2010 Issuer. Consequently, to the extent that the value of the 2010 Issuer’s portfolio of loan investments has been reduced as a result of conditions in the credit markets, or as a result of defaulted loans or individual fund assets, the value of the Class B-Refi 2010 Notes at their redemption could be reduced. In addition, if the 2010 Issuer does not meet the asset coverage tests or the interest coverage test set forth in the documents governing the 2010 Debt Securitization, cash would be diverted from the Class B-Refi 2010 Notes to first pay the Class A-Refi 2010 Notes in amounts sufficient to cause such tests to be satisfied.

The Subordinated 2010 Notes are the most junior class of notes issued by the 2010 Issuer, are subordinated in priority of payment to every other class of notes issued by the 2010 Issuer and are subject to certain payment restrictions set forth in the indenture governing the 2010 Notes. Therefore, Holdings only receives cash distributions on the Subordinated 2010 Notes if the 2010 Issuer has made all cash interest payments to all other notes it has issued, and we only receive cash distributions in respect of our indirect ownership of the 2010 Issuer to the extent that Holdings receives any cash distributions in respect of its direct ownership of the 2010 Issuer. The Subordinated 2010 Notes are also unsecured and rank behind all of the secured creditors, known or unknown, of the 2010 Issuer, including the holders of the senior notes it has issued. Consequently, to the extent that the value of the 2010 Issuer’s portfolio of loan investments has been reduced as a result of conditions in the credit markets, or as a result of defaulted loans or individual fund assets, the value of the Subordinated 2010 Notes at their redemption could be reduced. In addition, if the 2010 Issuer does not meet the asset coverage tests or the interest coverage test set forth in the documents governing the 2010 Debt Securitization, cash would be diverted from the Subordinated 2010 Notes to first pay the Class A-Refi 2010 Notes and Class B-Refi 2010 Notes in amounts sufficient to cause such tests to be satisfied.

The membership interests in the 2010 Issuer represent all of the equity interest in the 2010 Issuer. As such, the holder of the membership interests is the residual claimant on distributions, if any, made by the 2010 Issuer after holders of all 2010 Notes have been paid in full on each payment date or upon maturity of such notes under the 2010 Debt Securitization documents. Such payments may be made by the 2010 Issuer only to the extent permitted under the 2010 Debt Securitization documents on any payment date or upon payment in full of the notes issued by the 2010 Issuer.

The Class C 2014 Notes are the most junior class of notes issued by the 2014 Issuer, are subordinated in priority of payment to the Class A 2014 Notes and the Class B 2014 Notes and are subject to certain payment restrictions set forth in the indenture governing the 2014 Notes. Therefore, we only receive cash distributions on the Class C 2014 Notes if the 2014 Issuer has made all cash interest payments to all other notes it has issued. Consequently, to the extent that the value of the 2014 Issuer’s portfolio of loan investments has been reduced as a result of conditions in the credit markets, or as a result of defaulted loans or individual fund assets, the value of the Class C 2014 Notes at their redemption could be reduced. If the 2014 Issuer does not meet the asset coverage tests or the interest coverage test set forth in the documents governing the 2014 Debt Securitization, cash would be diverted from the Class C 2014 Notes to first pay the Class A 2014 Notes and Class B 2014 Notes in amounts sufficient to cause such tests to be satisfied.

The 2014 Issuer is the residual claimant on funds, if any, remaining after holders of all classes of 2014 Notes have been paid in full on each payment date or upon maturity of such notes under the 2014 Debt Securitization documents. The membership interests in the 2014 Issuer represent all of the equity interest in the 2014 Issuer, and, as the holder of the membership interests, we may receive distributions, if any, only to the extent that the 2014 Issuer makes distributions out of funds remaining after holders of all classes of 2014 Notes have been paid in full on each payment date any amounts due and owing on such payment date or upon maturity of such 2014 Notes. In the event that we fail to receive cash indirectly from the 2010 Issuer or directly from the 2014 Issuer, we could be unable to make such distributions in amounts sufficient to maintain our ability to be subject to tax as a RIC, or at all.

The interests of holders of the senior classes of securities issued by the 2010 Issuer and the 2014 Issuer may not be aligned with our interests.

The Class A-Refi 2010 Notes are the debt obligations ranking senior in right of payment to other securities issued by the 2010 Issuer in the 2010 Debt Securitization. As such, there are circumstances in which the interests of holders of the Class A-Refi 2010 Notes may not be aligned with the interests of holders of the other classes of notes issued by, and membership interests of, the 2010 Issuer. For example, under the terms of the Class A-Refi 2010 Notes, holders of the Class A-Refi 2010 Notes have the right to receive payments of principal and interest prior to holders of the Class B-Refi 2010 Notes, the Subordinated 2010 Notes and the membership interests of the 2010 Issuer.

The Class A 2014 Notes are the debt obligations ranking senior in right of payment to other securities issued by the 2014 Issuer in the 2014 Debt Securitization. As such, there are circumstances in which the interests of holders of the Class A 2014 Notes may not be aligned with the interests of holders of the other classes of notes issued by, and membership interests of, the 2014 Issuer. For example, under the terms of the Class A 2014 Notes, holders of the Class A 2014 Notes have the right to receive payments of principal and interest prior to holders of the Class B 2014 Notes, the Class C 2014 Notes and the 2014 Issuer.

For as long as the Class A-Refi 2010 Notes remain outstanding, holders of the Class A-Refi 2010 Notes comprise the Controlling Class under the 2010 Debt Securitization. If the Class A-Refi 2010 Notes are paid in full, the Class B-Refi 2010 Notes would comprise the Controlling Class under the 2010 Debt Securitization; however, there is no assurance that Holdings will continue to hold the Class B-Refi 2010 Notes, which may be transferred to a third party. For as long as the Class A 2014 Notes remain outstanding, holders of the Class A 2014 Notes comprise the Controlling Class under the 2010 Debt Securitization. If the Class A 2014 Notes are paid in full, the Class B 2014 Notes would comprise the Controlling Class under the 2014 Debt Securitization. Holders of the Controlling Class under the 2010 Debt Securitization and 2014 Debt Securitization have the right to act in certain circumstances with respect to the portfolio loans in ways that may benefit their interests but not the interests of holders of more junior classes of notes and membership interests, including by exercising remedies under the indenture in the 2010 Debt Securitization and the 2014 Debt Securitization, as applicable.

If an event of default has occurred and acceleration occurs in accordance with the terms of the indenture for either the 2010 Debt Securitization or the 2014 Debt Securitization, the Controlling Class of such debt securitization, as the most senior class of notes then outstanding in such debt securitization will be paid in full before any further payment or distribution on the more junior classes of notes and membership interests. In addition, if an event of default under the 2010 Debt Securitization or 2014 Debt Securitization, as applicable, occurs, holders of a majority of the Controlling Class of the applicable debt securitization may be entitled to determine the remedies to be exercised under the applicable indenture, subject to the terms of such indenture. For example, upon the occurrence of an event of default with respect to the notes issued by the 2010 Issuer, the trustee or holders of a majority of the Controlling Class may declare the principal, together with any accrued interest, of all the notes of such class and any junior classes to be immediately due and payable. This would have the effect of accelerating the principal on such notes, triggering a repayment obligation on the part of the 2010 Issuer. If at such time the portfolio loans were not performing well, the 2010 Issuer may not have sufficient proceeds available to enable the trustee under the indenture to repay the obligations of holders of the Class B-Refi 2010 Notes or Subordinated 2010 Notes, or to pay a dividend to holders of the membership interests.

Remedies pursued by the Controlling Class could be adverse to the interests of the holders of the notes that are subordinated to the Controlling Class (which would include the Class B-Refi and Subordinated 2010 Notes to the extent the Class A-Refi 2010 Notes constitute the Controlling Class or the Subordinated 2010 Notes to the extent the Class B-Refi 2010 Notes constitute the Controlling Class and the Class C 2014 Notes to the extent the Class A 2014 Notes or Class B 2014 Notes constitute the Controlling Class,), and the Controlling Class will have no obligation to consider any possible adverse effect on such other interests. Thus, we cannot assure you that any remedies pursued by the Controlling Class will be in the best interests of Holdings or us or that Holdings or we will receive any payments or distributions upon an acceleration of the notes. In a liquidation under the 2010 Debt Securitization, the Subordinated 2010 Notes will be deemed to be paid in full once the Class A-Refi 2010 Notes and Class B-Refi 2010 Notes are paid in full. In addition, under the 2010 Debt Securitization, after the Class A-Refi 2010 Notes are paid in full, Holdings will be the only remaining noteholder and may amend the indenture to, among other things, direct the assignment of any remaining assets to other wholly-owned subsidiaries for a price less than the fair market value of such assets with the difference in price to be considered an equity contribution to such subsidiaries. In a liquidation under the 2014 Debt Securitization, the Class C 2014 Notes will be subordinated to payment of the Class A 2014 Notes and Class B 2014 Notes and may not be paid in full to the extent funds remaining after payment of the Class A 2014 Notes and Class B 2014 Notes are insufficient. In addition, under the 2014 Debt Securitization, after the Class A 2014 Notes and Class B 2014 Notes are paid in full, the holder of the Class C 2014 Notes will be the only remaining noteholder and may amend the applicable indenture to, among other things, direct the assignment of any remaining assets to other wholly-owned subsidiaries for a price less than the fair market value of such assets with the difference in price to be considered an equity contribution to such subsidiaries. Any failure of the 2010 Issuer or the 2014 Issuer to make distributions on the notes we indirectly or directly hold, whether as a result of an event of default, liquidation or otherwise, could have a material adverse effect on our business, financial condition, results of operations and cash flows and may result in an inability of us to make distributions sufficient to maintain our ability to be subject to tax as a RIC.

The 2010 Issuer or the 2014 Issuer may fail to meet certain asset coverage tests.

Under the documents governing the 2010 Debt Securitization, there are two asset coverage tests applicable to the Class A-Refi 2010 Notes and Class B-Refi 2010 Notes, and the documents governing the 2014 Debt Securitization provide for the same two asset coverage tests applicable to the Class A 2014 Notes, the Class B 2014 Notes and the Class C 2014 Notes.

The first such test compares the amount of interest received on the portfolio loans held by the 2010 Issuer or the 2014 Issuer, as applicable, to the amount of interest payable in respect of the Class A-Refi 2010 Notes and Class B-Refi 2010 Notes, with respect to the 2010 Issuer and the Class A 2014 Notes, the Class B 2014 Notes and the Class C 2014 Notes, with respect to the 2014 Issuer. To meet this first test, in the case of the 2010 Debt Securitization, interest received on the portfolio loans must equal at least 115% of the interest payable in respect of the notes issued by the 2010 Issuer; and, in the case of the 2014 Debt Securitization, interest received on the portfolio loans must equal at least 120% of the interest payable in respect of the Class A 2014 Notes and Class B 2014 Notes, taken together, and at least 110% of the interest payable in respect of the Class C 2014 Notes.

The second such test compares the principal amount of the portfolio loans of the applicable debt securitization to the aggregate outstanding principal amount of the Class A-Refi 2010 Notes and Class B-Refi 2010 Notes, with respect to the 2010 Debt Securitization, and the Class A 2014 Notes, the Class B 2014 Notes and the Class C 2014 Notes, with respect to the 2014 Debt Securitization. To meet this second test at any time in the case of the 2010 Debt Securitization, the aggregate principal amount of the portfolio loans must equal at least 158% of the outstanding principal amount of the applicable 2010 Notes, taken together. To meet this second test at any time in the case of the 2014 Debt Securitization, the aggregate principal amount of the portfolio loans must equal at least 153.6% of the Class A 2014 Notes and the Class B 2014 Notes, taken together, and 136.1% of the Class C 2014 Notes.

If any asset coverage test with respect to the Class A-Refi 2010 Notes or Class B-Refi 2010 Notes is not met, proceeds from the portfolio of loan investments that otherwise would have been distributed to the holders of the Subordinated 2010 Notes and Holdings will instead be used to redeem first the Class A-Refi 2010 Notes and then the Class B-Refi 2010 Notes, to the extent necessary to satisfy the applicable asset coverage tests on a pro forma basis after giving effect to all payments made in respect of the notes, which we refer to as a mandatory redemption, or to obtain the necessary ratings confirmation. If any asset coverage test with respect to the Class A 2014 Notes, the Class B 2014 Notes or Class C 2014 Notes is not met, proceeds from the portfolio of loan investments that otherwise would have been distributed to the holders of the Class C 2014 Notes and the 2014 Issuer will instead be used to redeem first the Class A 2014 Notes and then the Class B 2014 Notes, to the extent necessary to satisfy the applicable asset coverage tests on a pro forma basis after giving effect to all payments made in respect of the notes, which we refer to as a mandatory redemption, or to obtain the necessary ratings confirmation.

The value of the Class B 2014 Notes could be adversely affected by a mandatory redemption because such redemption could result in the applicable notes being redeemed at par at a time when they are trading in the secondary market at a premium to their stated principal amount and when other investments bearing the same rate of interest may be difficult or expensive to acquire. A mandatory redemption could also result in a shorter investment duration than a holder of such notes may have wanted or anticipated, which could, in turn, result in such a holder incurring breakage costs on related hedging transactions. In addition, the reinvestment period under the 2010 Debt Securitization may extend through as late as July 20, 2018, which could affect the value of the collateral securing the Class B-Refi 2010 Notes, and the reinvestment period under the 2014 Debt Securitization may extend through as late as April 28, 2018, which could affect the value of the collateral securing the Class C 2014 Notes.

We may be required to assume liabilities of the 2010 Issuer and the 2014 Issuer and are indirectly liable for certain representations and warranties in connection with the 2010 Debt Securitization and 2014 Debt Securitization.

As part of the 2010 Debt Securitization, we entered into a master loan sale agreement under which we would be required to repurchase any loan (or participation interest therein) which was sold to the 2010 Issuer in breach of any representation or warranty made by us with respect to such loan on the date such loan was sold. To the extent we fail to satisfy any such repurchase obligation, the trustee of the 2010 Debt Securitization may, on behalf of the 2010 Issuer, bring an action against us to enforce these repurchase obligations.

The structure of the 2010 Debt Securitization is intended to prevent, in the event of our bankruptcy or the bankruptcy of Holdings, the consolidation of the 2010 Issuer with our operations or those of Holdings. The structure of the 2014 Debt Securitization is intended to prevent, in the event of our bankruptcy, the consolidation of the 2014 Issuer with our operations. If the true sale of the assets in the 2010 Debt Securitization or 2014 Debt Securitization, as applicable, were not respected in the event of our insolvency, a trustee or debtor-in-possession might reclaim the assets of the 2010 Issuer and the 2014 Issuer for our estate. However, in doing so, we would become directly liable for all of the indebtedness then outstanding under the 2010 Debt Securitization and the 2014 Debt Securitization, which would equal the full amount of debt of the 2010 Issuer and the 2014 Issuer reflected on our consolidated balance sheet. In addition, we cannot assure you that the recovery in the event we were consolidated with the 2010 Issuer or 2014 Issuer for purposes of any bankruptcy proceeding would exceed the amount to which we would otherwise be entitled as an indirect holder of the Subordinated 2010 Notes and the holder of the Class C 2014 Notes had we not been consolidated with the 2010 Issuer and the 2014 Issuer.

In addition, in connection with each of the 2010 Debt Securitization and the 2014 Debt Securitization, we indirectly gave the lenders certain customary representations with respect to the legal structure of the 2010 Issuer and the 2014 Issuer, respectively, and the quality of the assets transferred to each entity. We remain indirectly liable for any breach of such representations for the life of the 2010 Debt Securitization and the 2014 Debt Securitization, respectively.

The 2010 Issuer may issue additional Subordinated 2010 Notes and the 2014 Issuer may issue additional 2014 Notes.

Under the terms of the 2010 Debt Securitization documents, the 2010 Issuer could issue additional Subordinated 2010 Notes and use the net proceeds of such issuance to purchase additional portfolio loans. Any such additional issuance, however, would require the consent of the collateral manager to the 2010 Debt Securitization and the approval of a majority of the Subordinated 2010 Notes. Among the other conditions that must be satisfied in connection with an additional issuance of Subordinated 2010 Notes, the aggregate principal amount of all additional issuances of Subordinated 2010 Notes may not exceed $97 million; the 2010 Issuer must notify each rating agency of such issuance prior to the issuance date; and the terms of the Subordinated 2010 Notes to be issued must be identical to the terms of previously issued Subordinated 2010 Notes (except that all monies due on such additional Subordinated 2010 Notes will accrue from the issue date of such notes and that the prices of such Subordinated 2010 Notes do not have to be identical to those of the initial Subordinated 2010 Notes). We do not expect to cause the 2010 Issuer to issue any additional Subordinated 2010 Notes at this time. We may amend the 2010 Debt Securitization documents from time to time, and without amendment, the 2010 Debt Securitization documents do not provide for additional issuances of Class A-Refi 2010 Notes or Class B-Refi 2010 Notes. The total purchase price for any additional Subordinated 2010 Notes that may be issued may not always equal 100% of the par value of such 2010 Notes, depending on several factors, including fees and closing expenses.

Under the terms of the 2014 Debt Securitization documents, the 2014 Issuer could issue additional 2014 Notes in any class at any time during the reinvestment period on a pro rata basis for each class of notes or, if additional Class A 2014 Notes are not being issued, on a pro rata basis for all classes that are subordinate to the Class A 2014 Notes and use the net proceeds of such issuance to purchase additional portfolio loans or for another permitted use as provided in the 2014 Debt Securitization documents. Any such additional issuance, however, would require the consent of the collateral manager to the 2014 Debt Securitization and either the holders of a majority the Class A 2014 Notes or, in the case of an additional issuance of Class A 2014 Notes, the holders of a supermajority of the Class A 2014 Notes. Among the other conditions that must be satisfied in connection with an additional issuance of 2014 Notes, the aggregate principal amount of all additional issuances of any class of 2014 Notes may not exceed 100% of the outstanding principal amount of such class of 2014 Notes; the 2014 Issuer must notify each rating agency of such issuance prior to the issuance date and such rating agency, if it then rates any class of 2014 Notes, must confirm in writing that no immediate withdrawal or reduction with respect to its then-current rating of any such class of 2014 Notes will occur as a result of such issuance; and the terms of the 2014 Notes to be issued must be identical to the terms of previously issued 2014 Notes of the same class (except that all monies due on such additional 2014 Notes will accrue from the issue date of such notes and that the prices of such 2014 Notes do not have to be identical to those of the initial 2014 Notes). We do not expect to cause the 2014 Issuer to issue any additional 2014 Notes at this time. The total purchase price for any additional 2014 Notes that may be issued may not always equal 100% of the par value of such 2014 Notes, depending on several factors, including fees and closing expenses.

We are subject to risks associated with the Credit Facility.

On July 21, 2011, Funding, our wholly-owned subsidiary, entered into the Credit Facility, a senior secured revolving credit facility. As a result of the Credit Facility, we are subject to a variety of risks, including those set forth below.

Our interests in Funding are subordinated and we may not receive cash on our equity interests from Funding.

We own 100% of the equity interests in Funding. We consolidate the financial statements of Funding in our consolidated financial statements and treat the indebtedness of Funding as our leverage. Our interests in Funding are subordinated in priority of payment to every other obligation of Funding and are subject to certain payment restrictions set forth in the Credit Facility. We receive cash distributions on our equity interests in Funding only if Funding has made all required cash interest payments to the lenders and no default exists under the Credit Facility. We cannot assure you that distributions on the assets held by Funding will be sufficient to make any distributions to us or that such distributions will meet our expectations.

We receive cash from Funding only to the extent that we receive distributions on our equity interests in Funding. Funding may make distributions on its equity interests only to the extent permitted by the payment priority provisions of the Credit Facility. The Credit Facility generally provides that payments on such interests may not be made on any payment date unless all amounts owing to the lenders and other secured parties are paid in full. In addition, if Funding does not meet the asset coverage tests or the interest coverage test set forth in the Credit Facility documents, cash would be diverted from us to first pay the Lender in amounts sufficient to cause such tests to be satisfied. In the event that we fail to receive cash from Funding, we could be unable to make distributions to our stockholders in amounts sufficient to maintain our status as a RIC, or at all. We also could be forced to sell investments in portfolio companies at less than their fair value in order to continue making such distributions.

Our equity interests in Funding rank behind all of the secured and unsecured creditors, known or unknown, of Funding, including the lenders in the Credit Facility. Consequently, to the extent that the value of Funding’s portfolio of loan investments has been reduced as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets, prepayment or changes in interest rates, the return on our investment in Funding could be reduced. Accordingly, our investment in Funding may be subject to up to 100% loss.

The ability to sell investments held by Funding is limited.

The Credit Facility places significant restrictions on our ability, as servicer, to sell investments. As a result, there may be times or circumstances during which we are unable to sell investments or take other actions that might be in our best interests.

We are subject to risks associated with our SBIC Funds.

As a result of our SBIC Funds, we are subject to a variety of risks, including those set forth below.

Our interests in the SBIC Funds are subordinated and we may not receive cash on our equity interests from either of the SBIC Funds.

We own 100% of the equity interests in GC SBIC IV, L.P., or SBIC IV, and GC SBIC V, L.P., or SBIC V. We consolidate the financial statements of the SBIC Funds in our consolidated financial statements. Our interests in the SBIC Funds are subordinated in priority of payment to the SBA-guaranteed debentures issued by the respective SBIC Fund. We receive cash from SBIC IV and SBIC V only to the extent that we receive distributions on our equity interests in each such SBIC Fund. Our SBIC Funds may be limited by SBA regulations governing SBICs from making certain distributions to us unless we request a waiver of the SBA restrictions. We cannot assure you that the SBA would grant any such waiver. In the event that we fail to receive cash from our SBIC Funds, we could be unable to make distributions to our stockholders in amounts sufficient to maintain our ability to be subject to tax as a RIC, or at all. We also could be forced to sell investments in portfolio companies at less than their fair value in order to continue making such distributions.

Our SBIC Funds are licensed by the SBA and are subject to SBA regulations which limit the scope of investments available to the SBIC Funds.

Our wholly-owned subsidiaries, SBIC IV and SBIC V, received licenses to operate as SBICs under the Small Business Act of 1958, as amended, or the 1958 Act, and are regulated by the SBA. The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies and regulates the types of financings and prohibits investing in certain industries. Compliance with SBIC requirements may cause our SBIC Funds to invest at less competitive rates in order to qualify investments under the SBA regulations.

Further, SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant regulations. If our SBIC Funds fail to comply with applicable regulations, the SBA could, depending on the severity of the violation, limit or prohibit their use of debentures, declare outstanding debentures immediately due and payable, and/or limit them from making new investments. In addition, the SBA could revoke or suspend our SBIC Funds’ licenses for willful or repeated violation of, or willful or repeated failure to observe, any provision of the 1958 Act or any rule or regulation promulgated thereunder. These actions by the SBA could have a material adverse effect on our business, financial condition and results of operations.

Our ability to invest in public companies may be limited in certain circumstances.

To maintain our status as a business development company, we are not permitted to acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and investments in distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a common equity market capitalization that is less than $250.0 million at the time of such investment.

We may enter into reverse repurchase agreements, which are another form of leverage.

We may enter into reverse repurchase agreements as part of our management of our temporary investment portfolio. Under a reverse repurchase agreement, we will effectively pledge our assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, we will be required to repay the loan and correspondingly receive back our collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of us.

Our use of reverse repurchase agreements, if any, involves many of the same risks involved in our use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that we have sold but remain obligated to purchase. In addition, there is a risk that the market value of the securities retained by us may decline. If a buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, we may be adversely affected. Also, in entering into reverse repurchase agreements, we would bear the risk of loss to the extent that the proceeds of such agreements at settlement are less than the fair value of the underlying securities being pledged. In addition, due to the interest costs associated with reverse repurchase agreements, our net asset value would decline, and, in some cases, we may be worse off than if we had not used such agreements.

Adverse developments in the credit markets may impair our ability to enter into new debt financing arrangements.

During the economic downturn in the United States that began in mid-2007, many commercial banks and other financial institutions stopped lending or significantly curtailed their lending activity. In addition, in an effort to stem losses and reduce their exposure to segments of the economy deemed to be high risk, some financial institutions limited routine refinancing and loan modification transactions and even reviewed the terms of existing facilities to identify bases for accelerating the maturity of existing lending facilities. To the extent these circumstances arise again in the future, it may be difficult for us to finance the growth of our investments on acceptable economic terms, or at all and one or more of our leverage facilities could be accelerated by the lenders.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

As a business development company, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation — Qualifying Assets.”

In the future, we believe that most of our investments will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the 1940 Act provisions applicable to business development companies. As a result of such violation, specific rules under the 1940 Act could prevent us, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. We may not be able to find a buyer for such investments and, even if we do find a buyer, we may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on our business, financial condition, results of operations and cash flows.

Failure to qualify as a business development company will decrease our operating flexibility.

If we do not maintain our status as a business development company, we would be subject to regulation as a registered closed-end investment company under the 1940 Act. As a registered closed-end investment company, we would be subject to substantially more regulatory restrictions under the 1940 Act which would significantly decrease our operating flexibility.

The majority of our portfolio investments are recorded at fair value as determined in good faith by our board of directors and, as a result, there may be uncertainty as to the value of our portfolio investments.

The majority of our portfolio investments take the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable, and we value these securities at fair value as determined in good faith by our board of directors, including to reflect significant events affecting the value of our securities. As discussed in more detail under “Management’s Discussion and Analysis of Financial Condition, Results of Operations and Cash Flows — Critical Accounting Policies,” most, if not all, of our investments (other than cash and cash equivalents) are classified as Level 3 under Accounting Standards Codification, or ASC, Topic 820, Fair Value Measurement, or ASC Topic 820, as amended. This means that our portfolio valuations are based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. Inputs into the determination of fair value of our portfolio investments require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which may include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information.

We have retained the services of several independent service providers to review the valuation of these securities. At least once annually, the valuation for each portfolio investment for which a market quote is not readily available is reviewed by an independent valuation firm. The types of factors that the board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities, including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

We adjust quarterly the valuation of our portfolio to reflect our board of directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our consolidated statement of operations as net change in unrealized appreciation or depreciation.

We may experience fluctuations in our quarterly operating results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt securities we acquire, the default rate on such securities, the number and size of investments we originate or acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. In light of these factors, results for any period should not be relied upon as being indicative of our performance in future periods.

New or modified laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the U.S. federal, state and local levels. These laws and regulations, as well as their interpretation, may change from time to time, and new laws, regulations and interpretations may also come into effect. Any such new or changed laws or regulations could have a material adverse effect on our business. In particular the Dodd-Frank Wall Street Reform and Consumer Protection Act, or Dodd-Frank, impacts many aspects of the financial services industry, and it requires the development and adoption of many implementing regulations over the next several years. The effects of Dodd-Frank on the financial services industry will depend, in large part, upon the extent to which regulators exercise the authority granted to them and the approaches taken in implementing regulations. President-elect Trump has indicated that he may seek to amend or repeal portions of Dodd-Frank, among other federal laws, which may create regulatory uncertainty in the near term. While the impact of Dodd-Frank on us and our portfolio companies may not be known for an extended period of time, Dodd-Frank, including future rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies, intensify the regulatory supervision of us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies. In addition, if we do not comply with applicable laws and regulations, we could lose any licenses that we then hold for the conduct of our business and may be subject to civil fines and criminal penalties.

Additionally, changes to the laws and regulations governing our operations, including those associated with RICs, may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities or result in the imposition of corporate-level taxes on us. Such changes could result in material differences to our strategies and plans and may shift our investment focus from the areas of expertise of GC Advisors to other types of investments in which GC Advisors may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment. If we invest in commodity interests in the future, GC Advisors may determine not to use investment strategies that trigger additional regulation by the U.S. Commodity Futures Trading Commission, or CFTC, or may determine to operate subject to CFTC regulation, if applicable. If we or GC Advisors were to operate subject to CFTC regulation, we may incur additional expenses and would be subject to additional regulation.

In addition, certain regulations applicable to debt securitizations implementing credit risk retention requirements that have taken effect or will take effect in both the U.S. and in Europe may adversely affect certain amendments to or new issuances by the 2010 Debt Securitization or the 2014 Debt Securitization and may adversely affect or prevent us from entering into any future securitization transaction. The impact of these risk retention rules on the loan securitization market are uncertain, and such rules may cause an increase in our cost of funds under or may prevent us from completing any future securitization transactions or certain amendments to or new issuances by our existing debt securitizations. On October 21, 2014, U.S. risk retention rules adopted pursuant to Section 941 of Dodd-Frank, or the U.S. Risk Retention Rules, were issued. The U.S. Risk Retention Rules require the sponsor (directly or through a majority-owned affiliate) of a debt securitization subject to such rules, such as collateralized loan obligations, in the absence of an exemption, to retain an economic interest in the credit risk of the assets being securitized in the form of an eligible horizontal residual interest, an eligible vertical interest, or a combination thereof, in accordance with the requirements of the U.S. Risk Retention Rules. The U.S. Risk Retention Rules become effective December 24, 2016. We currently use the 2010 Debt Securitization and 2014 Debt Securitization as a source of long-term balance sheet financing for portfolios of middle-market loans. Generally, the financing costs associated with debt securitizations of this type are significantly more favorable than the financing costs we would incur in connection with a traditional senior secured credit facility. However, it is unclear whether we will be able to use these types of debt securitizations to finance our existing loans or to originate future loans in compliance with the U.S. Risk Retention Rules after December 24, 2016. Given the more attractive financing costs associated with these types of debt securitization as opposed to other types of financing available (such as traditional senior secured facilities), this would, in turn, increase our financing costs. Any associated increase in financing costs would ultimately be borne by our common stockholders.

Over the last several years, there also has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether any regulation will be implemented or what form it will take, increased regulation of non-bank credit extension could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business, financial condition and results of operations.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority, except as otherwise provided in the 1940 Act, to modify or waive our investment objective and certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. Under Delaware law, we also cannot be dissolved without prior stockholder approval. We cannot predict the effect any changes to our current investment objective, operating policies and strategies would have on our business, operating results and the price of our common stock. Nevertheless, any such changes could adversely affect our business and impair our ability to make distributions.

Provisions of the General Corporation Law of the State of Delaware and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse effect on the price of our securities.

The General Corporation Law of the State of Delaware, or the DGCL, contains provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. Our certificate of incorporation and bylaws contain provisions that limit liability and provide for indemnification of our directors and officers. These provisions and others also may have the effect of deterring hostile takeovers or delaying changes in control or management. We are subject to Section 203 of the DGCL, the application of which is subject to any applicable requirements of the 1940 Act. This section generally prohibits us from engaging in mergers and other business combinations with stockholders that beneficially own 15% or more of our voting stock, or with their affiliates, unless our directors or stockholders approve the business combination in the prescribed manner. If our board of directors does not approve a business combination, Section 203 of the DGCL may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our certificate of incorporation classifying our board of directors in three classes serving staggered three-year terms, and provisions of our certificate of incorporation authorizing our board of directors to classify or reclassify shares of our preferred stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our certificate of incorporation, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our certificate of incorporation and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our securityholders.

GC Advisors can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

GC Advisors has the right to resign under the Investment Advisory Agreement at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If GC Advisors resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our business, financial condition, results of operations and cash flows as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by GC Advisors and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

The Administrator can resign on 60 days’ notice, and we may not be able to find a suitable replacement, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

The Administrator has the right to resign under the Administration Agreement at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If the Administrator resigns, we may not be able to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and administrative activities is likely to suffer if we are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by the Administrator. Even if we are able to retain a comparable service provider or individuals to perform such services, whether internal or external, their integration into our business and lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

We incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and other rules implemented by the SEC.

Our compliance with Section 404 of the Sarbanes-Oxley Act involves significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act would adversely affect us and the market price of our common stock.

We are required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and related rules and regulations of the SEC. As a result, we incur expenses that may negatively impact our financial performance and our ability to make distributions. This process also results in a diversion of management’s time and attention. We cannot ensure that our evaluation, testing and remediation process is effective or that our internal control over financial reporting will be effective. In the event that we are unable to maintain compliance with Section 404 of the Sarbanes-Oxley Act and related rules, we and the market price of our securities would be adversely affected.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends and other distributions.

Our business depends on the communications and information systems of GC Advisors and its affiliates. These systems are subject to potential attacks, including through adverse events that threaten the confidentiality, integrity or availability of our information resources (i.e., cyber incidents). These attacks could involve gaining unauthorized access to our information systems for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption and result in disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to our business relationships, any of which could, in turn, have a material adverse effect on our operating results and negatively affect the market price of our securities and our ability to pay dividends and other distributions to our securityholders. As our reliance on technology has increased, so have the risks posed to our information systems, both internal and those provided by GC Advisors and third-party service providers.

Risks Relating to Our Investments

Economic recessions or downturns could impair our portfolio companies and defaults by our portfolio companies will harm our operating results.

Many of our portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we render managerial assistance to the borrower.

Our debt investments may be risky and we could lose all or part of our investments.

The debt that we invest in is typically not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service, lower than “BBB-” by Fitch Ratings or lower than “BBB-” by Standard & Poor’s Ratings Services), which under the guidelines established by these entities is an indication of having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Bonds that are rated below investment grade are sometimes referred to as “high yield bonds” or “junk bonds.” Therefore, our investments may result in an above average amount of risk and volatility or loss of principal.

Our investments in leveraged portfolio companies may be risky, and you could lose all or part of your investment.

Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold. Such developments may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. Smaller leveraged companies also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.

Our investments in private and middle-market portfolio companies are risky, and you could lose all or part of your investment.

Investment in private and middle-market companies involves a number of significant risks. Generally, little public information exists about these companies, and we rely on the ability of GC Advisors’ investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If GC Advisors is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and we may lose money on our investments. Middle-market companies generally have less predictable operating results and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. Middle-market companies may have limited financial resources, may have difficulty accessing the capital markets to meet future capital needs and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us. Middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. In addition, our executive officers, directors and GC Advisors may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

The lack of liquidity in our investments may adversely affect our business.

We may invest all of our assets in illiquid securities, and a substantial portion of our investments in leveraged companies are and will be subject to legal and other restrictions on resale or will otherwise be less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, GC Advisors, Golub Capital or any of its affiliates have material nonpublic information regarding such portfolio company.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:

•	a comparison of the portfolio company’s securities to publicly traded securities;
•	the enterprise value of the portfolio company;
•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments and its earnings and discounted cash flow;
•	the markets in which the portfolio company does business; and
•	changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. We record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

Our portfolio companies may prepay loans, which may reduce our yields if capital returned cannot be invested in transactions with equal or greater expected yields.

The loans in our investment portfolio may be prepaid at any time, generally with little advance notice. Whether a loan is prepaid will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that allow such company the ability to replace existing financing with less expensive capital. As market conditions change, we do not know when, and if, prepayment may be possible for each portfolio company. In some cases, the prepayment of a loan may reduce our achievable yield if the capital returned cannot be invested in transactions with equal or greater expected yields, which could have a material adverse effect on our business, financial condition and results of operations.

Our portfolio companies may be unable to repay or refinance outstanding principal on their loans at or prior to maturity, and rising interests rates may make it more difficult for portfolio companies to make periodic payments on their loans.

Our portfolio companies may be unable to repay or refinance outstanding principal on their loans at or prior to maturity. This risk and the risk of default is increased to the extent that the loan documents do not require the portfolio companies to pay down the outstanding principal of such debt prior to maturity. In addition, if general interest rates rise, there is a risk that our portfolio companies will be unable to pay escalating interest amounts, which could result in a default under their loan documents with us. Rising interests rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. Any failure of one or more portfolio companies to repay or refinance its debt at or prior to maturity or the inability of one or more portfolio companies to make ongoing payments following an increase in contractual interest rates could have a material adverse effect on our business, financial condition, results of operations and cash flows.

We have not yet identified the portfolio company investments we will acquire.

While we currently hold a portfolio of investments, we have not yet identified additional potential investments for our portfolio that we will acquire with the proceeds of any offering of securities pursuant to this prospectus or repayments of investments currently in our portfolio. Privately negotiated investments in illiquid securities or private middle-market companies require substantial due diligence and structuring, and we cannot assure you that we will achieve our anticipated investment pace. As a result, you will be unable to evaluate any future portfolio company investments prior to purchasing our shares of common stock. Additionally, GC Advisors selects all of our investments, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our securities. We anticipate that we will use substantially all of the net proceeds of any offering of our securities within approximately six months following the completion of any offering of our securities, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. Until such appropriate investment opportunities can be found, we may also invest the net proceeds in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. We expect these temporary investments to earn yields substantially lower than the income that we expect to receive in respect of our targeted investment types. As a result, any distributions we make during this period may be substantially smaller than the distributions that we expect to pay when our portfolio is fully invested.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our asset diversification requirements as a RIC under the Code, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Our portfolio may be concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

Our portfolio may be concentrated in a limited number of portfolio companies and industries. As a result, the aggregate returns we realize may be significantly and adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, while we are not targeting any specific industries, our investments may be concentrated in relatively few industries. For example, although we classify the industries of our portfolio companies by end-market (such as healthcare and business services) and not by the products or services (such as software) directed to those end-markets, many of our portfolio companies principally provide software products or services, which exposes us to downturns in that sector. As a result, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize.

We may hold the debt securities of leveraged companies that may, due to the significant volatility of such companies, enter into bankruptcy proceedings.

Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer. If the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs of a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Depending on the facts and circumstances of our investments and the extent of our involvement in the management of a portfolio company, upon the bankruptcy of a portfolio company, a bankruptcy court may recharacterize our debt investments as equity interests and subordinate all or a portion of our claim to that of other creditors. This could occur even though we may have structured our investment as senior debt.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in seeking to:

•	increase or maintain in whole or in part our position as a creditor or equity ownership percentage in a portfolio company;
•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or
•	preserve or enhance the value of our investment.

We have discretion to make follow-on investments, subject to the availability of capital resources. Failure on our part to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful portfolio company. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, because we prefer other opportunities or because of regulatory or other considerations. Our ability to make follow-on investments may also be limited by GC Advisors’ allocation policy.

Because we generally do not hold controlling equity interests in our portfolio companies, we may not be able to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

To the extent we do not hold controlling equity positions in our portfolio companies, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies and such portfolio companies may not generate sufficient cash flow to service their debt obligations to us.

We have invested a portion of our capital in second lien and subordinated loans issued by our portfolio companies and intend to continue to do so in the future. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the securities in which we invest. Such subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or in general economic conditions. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the securities in which we invest. These debt instruments would usually prohibit the portfolio companies from paying interest on or repaying our investments in the event of and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us where we are junior creditor. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that we make to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by first priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

We have made in the past, and may make in the future, unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on a portfolio company’s collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured loan obligations after payment in full of all loans secured by collateral. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing any junior priority we make to our portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens:

•	the ability to cause the commencement of enforcement proceedings against the collateral;
•	the ability to control the conduct of such proceedings;
•	the approval of amendments to collateral documents;
•	releases of liens on the collateral; and
•	waivers of past defaults under collateral documents.

We may not have the ability to control or direct such actions, even if our rights as junior lenders are adversely affected.

The disposition of our investments may result in contingent liabilities.

A significant portion of our investments involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

GC Advisors’ liability is limited, and we have agreed to indemnify GC Advisors against certain liabilities, which may lead GC Advisors to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement and the collateral management agreements for each of the 2010 Debt Securitization and the 2014 Debt Securitization, GC Advisors does not assume any responsibility to us other than to render the services called for under those agreements, and it is not responsible for any action of our board of directors in following or declining to follow GC Advisors’ advice or recommendations. Under the terms of the Investment Advisory Agreement and each of the collateral management agreements, GC Advisors, its officers, members, personnel, and any person controlling or controlled by GC Advisors are not liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement and the collateral management agreements, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of GC Advisors’ duties under the Investment Advisory Agreement and the collateral management agreements. In addition, we have agreed to indemnify GC Advisors and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement and the collateral management agreements, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement and the collateral management agreements. These protections may lead GC Advisors to act in a riskier manner when acting on our behalf than it would when acting for its own account.

We may be subject to risks under hedging transactions and may become subject to risks if we invest in foreign securities.

As of September 30, 2016, we were invested in the securities of one non-U.S. company. Securities issued by non U.S. companies are not “qualifying assets” under the 1940 Act, and we may invest in non-U.S. companies, including emerging market issuers, to the limited extent such investments are permitted under the 1940 Act. We expect that these investments would focus on the same types of investments that we make in U.S. middle-market companies and accordingly would be complementary to our overall strategy and enhance the diversity of our holdings. Investing in securities of emerging market issuers involves many risks including economic, social, political, financial, tax and security conditions in the emerging market, potential inflationary economic environments, regulation by foreign governments, different accounting standards and political uncertainties. Economic, social, political, financial, tax and security conditions also could negatively affect the value of emerging market companies. These factors could include changes in the emerging market government’s economic and fiscal policies, the possible imposition of, or changes in, currency exchange laws or other laws or restrictions applicable to the emerging market companies or investments in their securities and the possibility of fluctuations in the rate of exchange between currencies.

We have engaged in and, in the future, may engage in hedging transactions to the limited extent such transactions are permitted under the 1940 Act and applicable commodities laws. Engaging in hedging transactions or investing in foreign securities would entail additional risks to our stockholders. We could, for example, use instruments such as interest rate swaps, caps, collars and floors and, if we were to invest in foreign securities, we could use instruments such as forward contracts or currency options and borrow under a credit facility in currencies selected to minimize our foreign currency exposure. In each such case, we generally would seek to hedge against fluctuations of the relative values of our portfolio positions from changes in market interest rates or currency exchange rates. Hedging against a decline in the values of our portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of the positions declined. However, such hedging could establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions could also limit the opportunity for gain if the values of the underlying portfolio positions increased. Moreover, it might not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Use of a hedging transaction could involve counterparty credit risk.

The success of any hedging transaction we may enter into will depend on our ability to correctly predict movements in currencies and interest rates. Therefore, while we may enter into hedging transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates could result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged could vary. Moreover, for a variety of reasons, we might not seek to (or be able to) establish a perfect correlation between the hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation could prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it might not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. Our ability to engage in hedging transactions may also be adversely affected by rules adopted by the CFTC.

We may not realize gains from our equity investments.

When we invest in one stop, second lien and subordinated loans, we may acquire warrants or other equity securities of portfolio companies as well. We may also invest in equity securities directly. To the extent we hold equity investments, we will attempt to dispose of them and realize gains upon our disposition of them. However, the equity interests we receive may not appreciate in value and may decline in value. As a result, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Risks Relating to Offerings Pursuant to this Prospectus

Investing in our securities may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies involve higher levels of risk, and therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

Shares of closed-end investment companies, including business development companies, often trade at a discount to their net asset value.

Shares of closed-end investment companies, including business development companies, may trade at a discount from net asset value. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

There is a risk that investors in our equity securities may not receive distributions or that our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. Due to the asset coverage test applicable to us under the 1940 Act as a business development company, we may be limited in our ability to make distributions. If we declare a dividend and if more stockholders opt to receive cash distributions rather than participate in our dividend reinvestment plan, we may be forced to sell some of our investments in order to make cash dividend payments. To the extent we make distributions to stockholders that include a return of capital, such portion of the distribution essentially constitutes a return of the stockholder’s investment. Although such return of capital may not be taxable, such distributions may increase an investor’s tax liability for capital gains upon the future sale of our common stock. Although such return of capital may not be taxable, such distributions would generally decrease a stockholder’s basis in our common stock and may therefore increase such stockholder’s tax liability for capital gains upon the future sale of such stock. A return of capital distribution may cause a stockholder to recognize a capital gain from the sale of our common stock even if the stockholder sells its shares for less than the original purchase price.

The market price of our securities may fluctuate significantly.

The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of the companies;
•	changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to RICs and business development companies;
•	loss of our qualification as a RIC or business development company;
•	changes in market interest rates and decline in the prices of debt;
•	changes in earnings or variations in operating results;
•	changes in the value of our portfolio investments;
•	changes in accounting guidelines governing valuation of our investments;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	departure of GC Advisors’ or any of its affiliates’ key personnel;
•	operating performance of companies comparable to us;
•	general economic trends and other external factors; and
•	loss of a major funding source.

If we issue preferred stock, debt securities or convertible debt securities, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock, debt securities or convertible debt would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock, debt securities, convertible debt or units or of a downgrade in the ratings of the preferred stock, debt securities, convertible debt or units or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities or convertible debt. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt or any combination of these securities. Holders of preferred stock, debt securities or convertible debt may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

We are a holding company and depend on payments from our subsidiaries in order to make payments on any debt securities that we may issue as well as to pay dividends on our common stock. Any debt securities that we issue will be structurally subordinated to the obligations of our subsidiaries.

We are a holding company and fund a majority of our investments through wholly-owned subsidiaries, and a majority of the assets that we hold directly are the equity interests in such subsidiaries, including the Subordinated Notes. We depend upon the cash flow from our subsidiaries and the receipt of funds from them in the form of payments on the Subordinated Notes, dividends, and other distributions, any of which may be subject to restriction or limitations based on the organizational documents of the subsidiaries and the agreements governing the debt of any such subsidiary. In addition, because we are a holding company, any debt securities that we issue will be structurally subordinated to the obligations of our subsidiaries. In the event that one of our subsidiaries becomes insolvent, liquidates, reorganizes, dissolves or otherwise winds up, its assets will be used first to satisfy the claims of its creditors. Consequently, any claim by us or our creditors, including holders of any debt securities that we may issue, against any subsidiary will be structurally subordinated to all of the claims of the creditors of such subsidiary. We cannot assure security holders that they will receive any payments required to be made under the terms of any debt securities that we may issue, dividends or other distributions.

Holders of any preferred stock that we may issue will have the right to elect members of the board of directors and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

These dilutive effects may be exacerbated if we were to conduct multiple subscription rights offerings, particularly if such offerings were to occur over a short period of time. In addition, subscription rights offerings and the prospect of future subscription rights offerings may create downward pressure on the secondary market price of our common stock due to the potential for the issuance of shares at a price below our net asset value, without a corresponding change to our net asset value.

Our stockholders will experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.

All distributions declared in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that do not participate in our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.

The trading market or market value of our publicly issued debt securities may fluctuate.

Our publicly issued debt securities may or may not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;
•	the outstanding principal amount of debt securities with terms identical to these debt securities;
•	the ratings assigned by national statistical ratings agencies;
•	the general economic environment;
•	the supply of debt securities trading in the secondary market, if any;
•	the redemption or repayment features, if any, of these debt securities;
•	the level, direction and volatility of market interest rates generally; and
•	market rates of interest higher or lower than rates borne by the debt securities.

You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.

If your debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if your debt securities are subject to mandatory redemption, we may be required to redeem your debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

Our credit ratings may not reflect all risks of an investment in our debt securities.

Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities.

Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the effect of investments that we expect to make and the competition for those investments;
•	our contractual arrangements and relationships with third parties;
•	actual and potential conflicts of interest with GC Advisors and other affiliates of Golub Capital;
•	the dependence of our future success on the general economy and its effect on the industries in which we invest;
•	the ability of our portfolio companies to achieve their objectives;
•	the use of borrowed money to finance a portion of our investments;
•	the adequacy of our financing sources and working capital;
•	the timing of cash flows, if any, from the operations of our portfolio companies;
•	general economic and political trends and other external factors;
•	the ability of GC Advisors to locate suitable investments for us and to monitor and administer our investments;
•	the ability of GC Advisors or its affiliates to attract and retain highly talented professionals;
•	our ability to qualify and maintain our qualification as a RIC and as a business development company;
•	general price and volume fluctuations in the stock markets;
•	the impact on our business of Dodd-Frank and the rules and regulations issued thereunder; and
•	the effect of changes to tax legislation and our tax position.

Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth as “Risk Factors” and elsewhere in this prospectus.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. You are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This prospectus contains statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus, any prospectus supplement or in periodic reports we file under the Exchange Act.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we intend to use all or substantially all of the net proceeds from the sale of our securities to invest in portfolio companies in accordance with our investment objective and strategies and for general corporate purposes. We expect that our new investments will consist primarily of senior secured and one stop loans. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses relating to potential new investments, from the net proceeds of any offering of our securities. We may also use a portion of the net proceeds from the sale of our securities to repay amounts outstanding under our Credit Facility, which bore an annual interest rate of 3.35% (i.e., one-month LIBOR plus 2.25% per annum) on the outstanding balance of $126.7 million as of September 30, 2016 and matures on July 30, 2020.

We anticipate that we will use substantially all of the net proceeds of an offering for the above purposes within approximately six months after the completion of any offering of our securities, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you that we will achieve our targeted investment pace.

Until appropriate investment opportunities can be found, we may also invest the net proceeds of any offering of our securities primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our targeted investment types and, accordingly, may result in lower distributions, if any, during such period. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in lower yielding interest-bearing deposits or other short-term instruments. See “Regulation — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTIONS

To the extent that we have income available, we intend to make quarterly distributions to our stockholders. Our quarterly distributions, if any, are determined by our board of directors. Any distributions to our stockholders will be declared out of assets legally available for distribution.

We have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code. To maintain RIC qualification, we must distribute dividends to our stockholders in respect of each tax year of an amount generally at least equal to 90% of our investment company taxable income, determined without regard to any deduction for dividends paid. In addition, we are subject to distribution requirements under U.S. federal excise tax rules for each calendar year. If we do not meet the required distributions we will be subject to a 4% nondeductible federal excise tax on the undistributed amount.

The following table reflects the cash distributions, including dividends and returns of capital, if any, per share that we have paid on our common stock since October 1, 2014.

	Payment Dates	Distributions Declared
Record Dates		Per Share	Dollar amount
		(in thousands except per share data)
Fiscal year ended September 30, 2015
December 18, 2014	December 29, 2014	$0.32	$15,078
March 20, 2015	March 27, 2015	0.32	15,095
June 18, 2015	June 29, 2015	0.32	16,393
September 7, 2015	September 29, 2015	0.32	16,403
Fiscal year ending September 30, 2016
December 11, 2015	December 29, 2015	0.32	16,416
March 7, 2016	March 30, 2016	0.32	16,442
June 6, 2016	June 29, 2016	0.32	16,484
September 5, 2016	September 29, 2016	0.32	17,537
Fiscal year ending September 30, 2017
December 12, 2016	December 29, 2016	0.57	31,384
Total		$3.13	$161,232

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations — Taxation of U.S. Stockholders.” We cannot assure you that we will achieve results that will permit us to pay any cash distributions, and if we issue senior securities, we will be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of our borrowings.

Unless you elect to receive your distributions in cash, we intend to make such distributions in additional shares of our common stock under our dividend reinvestment plan. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. If you hold shares of our common stock in the name of a broker or financial intermediary, you should contact such broker or financial intermediary regarding your election to receive distributions in cash in lieu of shares of our common stock. Any distributions reinvested through the issuance of shares through our dividend reinvestment plan will increase our gross assets on which the base management fee and the incentive fee are determined and paid to GC Advisors. See “Dividend Reinvestment Plan.”

SELECTED CONSOLIDATED FINANCIAL DATA

The following selected consolidated financial data of Golub Capital BDC as of and for the year ended September 30, 2016 are derived from the consolidated financial statements that have been audited by Ernst & Young LLP, independent registered public accounting firm. The following selected consolidated financial data of Golub Capital BDC as of and for the years ended September 30, 2015, 2014, 2013 and 2012 are derived from the consolidated financial statements that have been audited by RSM US LLP (formerly McGladrey LLP through October 25, 2015), independent registered public accounting firm. The financial data should be read in conjunction with our consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition, Results of Operations and Cash Flows” included elsewhere in this prospectus.

	Golub Capital BDC
	As of and for the years ended September 30,
	2016	2015		2014		2013		2012
	(In thousands, except per share data)
Statement of Operations Data:
Total investment income	$127,871	$119,968		$109,526		$83,774		$57,859
Base management fee	22,020	20,330		17,053		11,749		8,495
Incentive fee	7,266	10,226		10,128		9,844		6,228
Interest and other debt financing expenses	27,724	24,510		20,227		12,427		10,781
All other expenses	5,881	5,905		5,583		5,359		4,479
Net investment income	64,980 (1)	58,997		56,535		44,395		27,876
Net realized gain (loss) on investments and derivative instruments	6,254	9,354		5,384		(1,363)		(3,372)
Net change in unrealized appreciation (depreciation) on investments, derivative instruments and secured borrowings	(2,030)	2,440		3,469		3,488		7,256
Net increase/(decrease) in net assets resulting from operations	69,204	70,791		65,388		46,520		31,760
Per share data:
Net asset value	$15.96	$15.80		$15.55		$15.21		$14.60
Net investment income	1.25 (1)	1.20		1.26		1.29		1.15
Net realized gain (loss) on investments and derivative instruments	0.12	0.19		0.11		(0.04)		(0.14)
Net change in unrealized appreciation (depreciation) on investments, derivative instruments and secured borrowings	(0.04)	0.05		0.07		0.10		0.30
Net increase/(decrease) in net assets resulting from operations	1.33	1.44		1.44		1.35		1.31
Per share distributions declared	1.28	1.28		1.28		1.28		1.28
From net investment income	1.04	1.18		1.28		1.15		1.24
From capital gains	0.24	0.10		—		—		—
From return of capital	—	—		—		0.13		0.04
Dollar amount of distributions declared	66,879	62,969		57,823		45,394		31,556
From net investment income	54,461	58,152		57,823		40,605		30,484
From capital gains	12,418	4,817		—		—		—
From return of capital	—	—		—		4,789		1,072
Balance Sheet data at period end:
Investments, at fair value	$1,660,612	$1,529,784		$1,347,612		$1,024,645		$672,910
Cash, restricted cash and cash equivalents	89,540	97,484		79,943		54,717		50,927
Other assets	6,357	6,158	(2)	6,318	(2)	4,552	(2)	4,361	(2)
Total assets	1,756,509	1,633,426	(2)	1,433,873	(2)	1,083,914	(2)	728,198	(2)
Total debt	865,175	813,605		697,539		420,909		352,300
Total liabilities	877,684	822,556	(2)	701,134	(2)	425,678	(2)	353,069	(2)
Total net assets	878,825	810,870		732,739		658,236		375,129
Other data:
Weighted average yield on income producing investments at fair value(3)	7.6%	7.8%		8.3%		9.1%		9.3%
Number of portfolio companies at period end	183	164		145		135		121

(1)	Net investment income for the year ended September 30, 2016 is shown after a net expense of $333,000 for U.S. federal excise tax.

(2)	On October 1, 2015, we adopted Accounting Standards Update, or ASU, 2015-03 which requires that debt issuance costs related to a recognized debt liability to be presented on the balance sheet as a direct deduction from the carrying amount of the debt liability rather than as an asset. Adoption of ASU 2015-03 requires the changes to be applied retrospectively.
(3)	Weighted average yield on income producing investments is computed by dividing (a) income from interest, including subordinated notes in SLF, and fees excluding amortization of capitalized fees and discounts on accruing loans and debt securities by (b) total income producing investments at fair value.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION, RESULTS OF OPERATIONS AND CASH FLOWS

The following discussion and analysis of our financial condition, results of operations and cash flows should be read in conjunction with “Selected Consolidated Financial Data” and the financial statements and the related notes thereto of us appearing elsewhere in this prospectus. The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements.

Overview

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act. In addition, for U.S. federal income tax purposes, we have elected to be treated as a RIC under the Code. As a business development company and a RIC, we are also subject to certain constraints, including limitations imposed by the 1940 Act and the Code.

Our shares are currently listed on The NASDAQ Global Select Market under the symbol “GBDC”.

Our investment objective is to generate current income and capital appreciation by investing primarily in senior secured and one stop loans of U.S. middle-market companies. We may also selectively invest in second lien and subordinated loans of, and warrants and minority equity securities in U.S. middle-market companies. We intend to achieve our investment objective by (1) accessing the established loan origination channels developed by Golub Capital, a leading lender to U.S middle-market companies with over $18.0 billion in capital under management as of September 30, 2016, (2) selecting investments within our core middle-market company focus, (3) partnering with experienced private equity firms, or sponsors, in many cases with whom Golub Capital has invested alongside in the past, (4) implementing the disciplined underwriting standards of Golub Capital and (5) drawing upon the aggregate experience and resources of Golub Capital.

Our investment activities are managed by GC Advisors and supervised by our board of directors of which a majority of the members are independent of us, GC Advisors and its affiliates.

Under the Investment Advisory Agreement, which was most recently reapproved by our board of directors in May 2016, we have agreed to pay GC Advisors an annual base management fee based on our average adjusted gross assets as well as an incentive fee based on our investment performance. Under the Administration Agreement, we are provided with certain administrative services by the Administrator, which is currently Golub Capital LLC.

We seek to create a portfolio that includes primarily senior secured and one stop loans by primarily investing approximately $5.0 million to $30.0 million of capital, on average, in the securities of U.S. middle-market companies. We may also selectively invest more than $30.0 million in some of our portfolio companies and generally expect that the size of our individual investments will vary proportionately with the size of our capital base.

We generally invest in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. These securities, which may be referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In addition, many of our debt investments have floating interest rates that reset on a periodic basis and typically do not fully pay down principal prior to maturity, which may increase our risk of losing part or all of our investment.

As of September 30, 2016 and September 30, 2015, our portfolio at fair value was comprised of the following:

Investment Type	As of September 30, 2016		As of September 30, 2015
	Investments at Fair Value (In thousands)	Percentage of Total Investments	Investments at Fair Value (In thousands)	Percentage of Total Investments
Senior secured	$162,849	9.8%	$197,329	12.9%
One stop	1,304,467	78.5	1,134,222	74.1
Second lien	27,909	1.7	39,774	2.6
Subordinated debt	1,427	0.1	1,715	0.1
Subordinated notes in SLF(1)	77,301	4.7	76,563	5.0
LLC equity interests in SLF(1)	26,927	1.6	22,373	1.5
Equity	59,732	3.6	57,808	3.8
Total	$1,660,612	100.0%	$1,529,784	100.0%

(1)	Proceeds from the subordinated notes and LLC equity interests invested in SLF were utilized by SLF to invest in senior secured loans.

One stop loans include loans to technology companies undergoing strong growth due to new services, increased adoption and/or entry into new markets. We refer to loans to these companies as late stage lending loans. Other targeted characteristics of late stage lending businesses include strong customer revenue retention rates, a diversified customer base and backing from growth equity or venture capital firms. In some cases, the borrower’s high revenue growth is supported by a high level of discretionary spending. As part of the underwriting of such loans and consistent with industry practice, we may adjust our characterization of the earnings of such borrowers for a reduction or elimination of such discretionary expenses, if appropriate. As of September 30, 2016 and 2015, one stop loans included $128.4 million and $88.2 million, respectively, of late stage lending loans at fair value.

As of September 30, 2016, 2015 and 2014, we had debt and equity investments in 183, 164 and 145 portfolio companies, respectively, and investments in subordinated notes and LLC equity interests in SLF.

The weighted average income yield and weighted average investment income yield of our income producing debt investments, which represented nearly 100% of our debt investments, for the years ended September 30, 2016, 2015 and 2014 was as follows:

	For the years ended September 30,
	2016	2015	2014
Weighted average income yield(1)	7.6%	7.8%	8.3%
Weighted average investment income yield(2)	8.2%	8.4%	9.0%

(1)	Represents income from interest, including subordinated notes in SLF, and fees excluding amortization of capitalized fees and discounts divided by the average fair value of earning debt investments.
(2)	Represents income from interest, including subordinated notes in SLF, fees and amortization of capitalized fees and discounts divided by the average fair value of earning debt investments.

Revenues:  We generate revenue in the form of interest and fee income on debt investments and capital gains and distributions, if any, on portfolio company investments that we originate or acquire. Our debt investments, whether in the form of senior secured, one stop, second lien or subordinated loans, typically have a term of three to seven years and bear interest at a fixed or floating rate. In some instances, we receive payments on our debt investments based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our debt investments prior to their scheduled maturity date. The frequency or volume of these repayments fluctuates significantly from period to period. Our portfolio activity also reflects the proceeds of sales of securities. In some cases, our investments provide for deferred interest payments or PIK interest. The principal amount of loans and any accrued but unpaid interest generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, amendment, structuring or due diligence fees, fees for providing managerial assistance and consulting fees. Loan origination fees, original issue discount and market discount or premium are capitalized, and we accrete or amortize such amounts as interest income. We record prepayment premiums on loans as fee income. For additional details on revenues, see “— Critical Accounting Policies — Revenue Recognition”.

We recognize realized gains or losses on investments based on the difference between the net proceeds from the disposition and the cost basis of the investment or derivative instrument, without regard to unrealized gains or losses previously recognized. We record current period changes in fair value of investments and derivative instruments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

Expenses:  Our primary operating expenses include the payment of fees to GC Advisors under the Investment Advisory Agreement and interest expense on our outstanding debt. We bear all other out-of-pocket costs and expenses of our operations and transactions, including:

•	calculating our NAV (including the cost and expenses of any independent valuation firm);
•	fees and expenses incurred by GC Advisors payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in monitoring our investments and performing due diligence on our prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments, which fees and expenses may include, among other items, due diligence reports, appraisal reports, any studies that may be commissioned by GC Advisors and travel and lodging expenses;
•	expenses related to unsuccessful portfolio acquisition efforts;
•	offerings of our common stock and other securities;
•	administration fees and expenses, if any, payable under the Administration Agreement (including payments based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our chief compliance officer, chief financial officer and their respective staffs);
•	fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments in portfolio companies, including costs associated with meeting financial sponsors;
•	transfer agent, dividend agent and custodial fees and expenses;
•	U.S. federal and state registration and franchise fees;
•	all costs of registration and listing our shares on any securities exchange;
•	U.S. federal, state and local taxes;
•	independent directors’ fees and expenses;
•	costs of preparing and filing reports or other documents required by the SEC or other regulators;
•	costs of any reports, proxy statements or other notices to stockholders, including printing costs;
•	costs associated with individual or group stockholders;
•	costs associated with compliance under the Sarbanes-Oxley Act;
•	our allocable portion of any fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;
•	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;
•	proxy voting expenses; and
•	all other expenses incurred by us or the Administrator in connection with administering our business.

We expect our general and administrative expenses to be relatively stable or decline as a percentage of total assets during periods of asset growth and to increase during periods of asset declines.

GC Advisors, as collateral manager for the 2010 Issuer the 2010 Collateral Management Agreement, is entitled to receive an annual fee in an amount equal to 0.35% of the principal balance of the portfolio loans held by the 2010 Issuer at the beginning of the collection period relating to each payment date, which is payable in arrears on each payment date. Under the 2010 Collateral Management Agreement, the term “collection period” refers to a quarterly period running from the day after the end of the prior collection period to the fifth business day of the calendar month in which a payment date occurs.

GC Advisors, as collateral manager for the 2014 Issuer under the 2014 Collateral Management Agreement, is entitled to receive an annual fee in an amount equal to 0.25% of the principal balance of the portfolio loans held by the 2014 Issuer at the beginning of the collection period relating to each payment date, which is payable in arrears on each payment date. Under the 2014 Collateral Management Agreement, the term “collection period” refers to a quarterly period running from the day after the end of the prior collection period to the tenth business day prior to the payment date.

Collateral management fees are paid directly by the 2010 Issuer and the 2014 Issuer to GC Advisors and offset against the management fees payable under the Investment Advisory Agreement. In addition, the 2010 Issuer and 2014 Issuer paid Wells Fargo Securities, LLC structuring and placement fees for its services in connection with the initial structuring and the first amendment of the 2010 Debt Securitization and the initial structuring of the 2014 Debt Securitization, and the 2010 Issuer paid J.P. Morgan Securities Inc. certain fees in connection with two subsequent amendments to the 2010 Debt Securitization. The 2010 Issuer and 2014 Issuer also agreed to pay ongoing administrative expenses to the trustee, collateral manager, independent accountants, legal counsel, rating agencies and independent managers in connection with developing and maintaining reports, and providing required services in connection with the administration of the Debt Securitizations, as applicable.

We believe that these administrative expenses approximate the amount of ongoing fees and expenses that we would be required to pay in connection with a traditional secured credit facility. Our common stockholders indirectly bear all of these expenses. GC Advisors may also receive origination and other transaction fees from issuers, co-investors, or syndicatees in connection with the origination or acquisition of loans and post-closing loans syndications. These fees and other amounts are received directly by GC Advisors and have no impact on the expenses borne by our common stockholders, either directly or indirectly. In certain instances, GC Advisors may share a portion of such fees with accounts that it manages, and the sharing of such fees may differ among accounts managed by GC Advisors.

Recent Developments

On November 14, 2016, our board of directors declared a quarterly distribution of $0.32 per share and a special distribution of $0.25 per share both of which are payable on December 29, 2016 to holders of record as of December 12, 2016.

On October 20, 2016, the 2010 Issuer amended the 2010 Debt Securitization to, among other things, (a) refinance the issued Class A 2010 Notes by redeeming in full the $203.0 million of Class A 2010 Notes and issuing new Class A-Refi 2010 Notes in an aggregate principal amount of $205.0 million that bear interest at a rate of three-month LIBOR plus 1.90%, (b) refinance the Class B 2010 Notes by redeeming in full the $12.0 million of Class B 2010 Notes and issuing new Class B-Refi 2010 Notes in an aggregate principal amount of $10.0 million that bear interest at a rate of three-month LIBOR plus 2.40% and (c) extend the reinvestment period applicable to the 2010 Issuer to July 20, 2018. Following the refinancing, Holdings retained the Class B-Refi 2010 Notes, which will be eliminated from the consolidated statements of financial condition in consolidation.

Consolidated Results of Operations

Consolidated operating results for the years ended September 30, 2016, 2015 and 2014 are as follows:

	For the years ended September 30,			Variances
	2016	2015	2014	2016 vs. 2015	2015 vs. 2014
	(In thousands)
Interest income	$106,184	$103,404	$93,225	$2,780	$10,179
Income from accretion of discounts and origination fees	8,662	9,002	9,158	(340)	(156)
Interest income from subordinated notes of SLF	6,939	3,735	1,947	3,204	1,788
Dividend income	4,638	1,562	1,766	3,076	(204)
Fee income	1,448	2,265	3,430	(817)	(1,165)
Total investment income	127,871	119,968	109,526	7,903	10,442
Total expenses	62,558	60,971	52,991	1,587	7,980
Net investment income – before excise tax	65,313	58,997	56,535	6,316	2,462
Excise tax	333	—	—	333	—
Net investment income – after excise tax	64,980	58,997	56,535	5,983	2,462
Net realized gain (loss) on investments	6,254	9,354	5,384	(3,100)	3,970
Net change in unrealized appreciation (depreciation) on investments, and secured borrowings	(2,030)	2,440	3,469	(4,470)	(1,029)
Net increase in net assets resulting from operations	$69,204	$70,791	$65,388	$(1,587)	$5,403
Average earning portfolio company investments, at fair value	$1,500,250	$1,404,556	$1,195,099	$95,694	$209,457
Average debt outstanding(1)	$826,366	$752,567	$587,624	$73,799	$164,943

(1)	For the years ended September 30, 2016, 2015 and 2014, we have excluded $0.5 million, $0.4 million and $14.4 million, respectively, of secured borrowings, at fair value, which were the result of participations and partial loan sales that did not meet the definition of a “participating interest”, as defined in the guidance to ASC Topic 860 — Transfers and Servicing, or ASC Topic 860.

Net income can vary substantially from period to period for various reasons, including the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, annual comparisons of net income may not be meaningful.

Investment Income

Investment income increased from the year ended September 30, 2015 to the year ended September 30, 2016 by $7.9 million primarily as a result of an increase in the average earning investment balance, which is the annual average balance of accruing loans in our investment portfolio, of $95.7 million and an increase in income from our investments in SLF of $6.0 million. These increases were partially offset by a decline in fee income of $0.8 million that was primarily driven by a decrease in prepayment fees. Investment income increased from the year ended September 30, 2014 to the year ended September 30, 2015 by $10.4 million as a result of an increase in the average earning investment balance, of $209.5 million and an increase in interest income from subordinated notes of SLF of $1.8 million. These increases were partially offset by a decline in the weighted average investment income yield of 0.6%, which was driven primarily by interest rate compression on new investments, and a decline in fee income of $1.2 million that was primarily driven by a decrease in prepayment fees.

The income yield by security type for the years ended September 30, 2016, 2015 and 2014 was as follows:

	For the years ended September 30,
	2016	2015	2014
Senior secured	6.3%	6.5%	7.1%
One stop	7.7%	7.9%	8.3%
Second lien	9.9%	9.5%	11.7%
Subordinated debt	5.2%	8.1%	10.1%
Subordinated notes in SLF(1)	8.4%	8.3%	7.3%

(1)	SLF’s proceeds from the subordinated notes were utilized by SLF to invest in senior secured loans.

Income yields on senior secured and one stop investments declined for each of the years ended September 30, 2016 and 2015 due to a continued general trend of interest rate compression on new investments. Due to the limited number of second lien and subordinated debt investments in our portfolio, income yields on second lien and subordinated debt investments can be significantly impacted by the addition, subtraction or refinancing of one investment. The increase in the annualized income yield on second lien investments was driven by a contractual rate change on one investment representing 34% of the $27.9 million, at fair value, of second lien investments held. As of September 30, 2016, we have three second lien investments and two subordinated debt investments as shown in the Consolidated Schedule of Investments.

Income yield on subordinated notes of SLF for the year ended September 30, 2016 as compared to the year ended September 30, 2015 remained relatively stable. The increase in the income yield on subordinated notes of SLF for the year ended September 30, 2015 as compared to the year ended September 30, 2014 is a result of the subordinated notes accruing interest at the rate of LIBOR plus 8.0% for the full year ended September 30, 2015 as compared to a partial year for the year ended September 30, 2014. In January 2014, the spread on the subordinated notes was increased to LIBOR plus 8.0% from LIBOR plus 4.0% subsequent to the closing of the SLF Credit Facility entered into by SLF II, which, as amended, allows SLF II to borrow up to $300.0 million, subject to leverage and borrowing base restrictions.

For additional details on investment yields and asset mix, refer to the “— Liquidity and Capital Resources — Portfolio Composition, Investment Activity and Yield” section below.

Expenses

The following table summarizes our expenses:

	For the years ended September 30,			Variances
	2016	2015	2014	2016 vs. 2015	2015 vs. 2014
	(In thousands)
Interest and other debt financing expenses	$23,540	$20,004	$17,197	$3,536	$2,807
Amortization of debt issuance costs	4,184	4,506	3,030	(322)	1,476
Base management fee	22,020	20,330	17,053	1,690	3,277
Income Incentive Fee	6,022	7,489	10,032	(1,467)	(2,543)
Capital gain incentive fee accrued under GAAP	1,244	2,737	96	(1,493)	2,641
Professional fees	2,814	2,942	2,451	(128)	491
Administrative service fee	2,209	2,372	2,527	(163)	(155)
General and administrative expenses	525	591	605	(66)	(14)
Total expenses	$62,558	$60,971	$52,991	$1,587	$7,980

Interest and other debt financing expenses increased from the year ended September 30, 2015 to the year ended September 30, 2016 primarily due to an increase in the weighted average of outstanding borrowings from $752.6 million for the year ended September 30, 2015 to $826.4 million for the year ended September 30, 2016. The increase in our debt was primarily driven by an increase in our use of debt under our SBA debentures through our SBICs, which had outstanding balances of $277.0 million outstanding as of September 30, 2016 and $225.0 million as of September 30, 2015. The effective annual average interest rate on our outstanding debt increased slightly to 3.4% for the year ended September 30, 2016 from 3.3% for the year ended September 30, 2015 primarily due to an increase in LIBOR.

Interest and other debt financing expenses increased from the year ended September 30, 2014 to the year ended September 30, 2015 primarily due to an increase in the weighted average of outstanding borrowings from $587.6 million for the year ended September 30, 2014 to $752.6 million for the year ended September 30, 2015. The increase in our debt was driven by an increase in our use of debt under the Credit Facility Funding, a wholly-owned subsidiary of ours, to $127.3 million as of September 30, 2015 from an outstanding balance of $27.4 million as of September 30, 2014 as well as the increase in our use of debt under our SBA debentures through the SBICs; which had outstanding balances of $225.0 million outstanding as of September 30, 2015 and $208.8 million as of September 30, 2014.

Amortization of debt issuance costs declined modestly from the year ended September 30, 2015 to the year ended September 30, 2016 as initial debt issuance cost associated with 2010 Issuer fully amortized. Amortization of debt issuance costs increased by $1.5 million from the year ended September 30, 2014 to the year ended September 30, 2015 primarily due to a full year of amortization of the additional capitalized debt issuance costs associated with the 2014 Debt Securitization. The increase in amortization of debt issuance costs resulted in an increase in our effective annual average interest rate on our outstanding debt from 3.2% for the year ended September 30, 2014 to 3.3% for the year ended September 30, 2015.

The base management fee increased as a result of a sequential increase in average adjusted gross assets from 2014 to 2016. The administrative service fee decreased from the year ended September 30, 2015 to the year ended September 30, 2016 and from the year ended September 30, 2014 to the year ended September 30, 2015 due to efficiencies gained by the Administrator in servicing a growing portfolio.

The incentive fee payable under the Investment Advisory Agreement consists of two parts: (1) the Income Incentive Fee and (2) the Capital Gain Incentive Fee. The Income Incentive Fee decreased by $1.5 million from the year ended September 30, 2015 to the year ended September 30, 2016 and decreased by $2.5 million from the year ended September 30, 2014 to the year ended September 30, 2015 as the interest rate compression on new investments and the decline of second lien and subordinated debt investments in our portfolio caused a decline in our Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets. Due to this decline, we were not fully through the “catch-up” provision of the incentive fee calculation. For the year ended September 30, 2016, the Income Incentive Fee expense as a percentage of Pre-Incentive Fee Net Investment Income was 8.3% compared to 10.8% for the year ended September 30, 2015 and 15.0% for the year ended September 30, 2014.

The Capital Gain Incentive Fee payable as calculated under the Investment Advisory Agreement for each of the years ended September 30, 2016, 2015 and 2014 was $0. However, in accordance with GAAP, we are required to include the aggregate unrealized capital appreciation on investments in the calculation and accrue a capital gain incentive fee as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. The accrual for capital gain incentive fee under GAAP was $1.2 million, or $0.03 per share, for the year ended September 30, 2016, $2.7 million, or $0.06 per share, for the year ended September 30, 2015 and $96,000, or less than $0.01 per share, for the year ended September 30, 2014. The decrease in accruals for a capital gain incentive fee under GAAP for the year ended September 30, 2016 from the year ended September 30, 2015 was primarily the result of unrealized depreciation of debt and equity investments. The increase in accruals for a capital gain incentive fee under GAAP for the year ended September 30, 2015 from the year ended September 30, 2014 was primarily the result of realized gains on the sale of equity investments and unrealized appreciation of debt and equity investments.

For additional details on the liquidation of equity investments, refer to the “— Net Realized and Unrealized Gains and Losses” section below.

The Administrator pays for certain expenses incurred by us. These expenses are subsequently reimbursed in cash. Total expenses reimbursed by us to the Administrator for the years ended September 30, 2016, 2015 and 2014 were $2.4 million, $1.0 million and $1.4 million, respectively.

As of September 30, 2016 and 2015, included in accounts payable and accrued expenses were $0.6 million and $0.6 million, respectively, for accrued expenses paid on behalf of us by the Administrator.

Excise Tax Expense

We have elected to be treated as a RIC under Subchapter M of the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to be subject to tax as a RIC, we are required to meet certain source of income and asset diversification requirements, as well as timely distribute to to our stockholders at least 90% of investment company taxable income, as defined by the Code, and determined without regard to any deduction for dividends paid for each tax year. We have made and intend to continue to make the requisite distributions to our stockholders that will generally relieve us from U.S. federal income taxes.

Depending on the level of taxable income earned in a tax year, we may choose to retain taxable income in excess of current year distributions into the next tax year in an amount less than what would trigger payments of federal income tax under Subchapter M of the Code. We may then be required to pay a 4% excise tax on such income. To the extent that we determine that our estimated current year annual taxable income may exceed estimated current year distributions, we accrue excise tax, if any, on estimated excess taxable income as taxable income is earned. For the year ended September 30, 2016, we recorded a net expense of $333,000 for U.S. federal excise tax. For each of the years ended September 30, 2015 and 2014, we recorded no U.S. federal excise tax expense.

Net Realized and Unrealized Gains and Losses

The following table summarizes our net realized and unrealized gains (losses) for the periods presented:

	For the years ended September 30,			Variances
	2016	2015	2014	2016 vs. 2015	2015 vs. 2014
	(In thousands)
Net realized gain (loss) on investments	$6,254	$9,354	$5,384	$(3,100)	$3,970
Net realized gain (loss)	6,254	9,354	5,384	(3,100)	3,970
Unrealized appreciation on investments	32,943	26,469	24,748	6,474	1,721
Unrealized (depreciation) on investments	(31,411)	(23,258)	(21,221)	(8,153)	(2,037)
Unrealized appreciation on investments in SLF(1)	—	—	75	—	(75)
Unrealized (depreciation) on investments in SLF(1)	(3,562)	(773)	(254)	(2,789)	(519)
Unrealized appreciation on secured borrowings	—	2	126	(2)	(124)
Unrealized (depreciation) on secured borrowings	—	—	(5)	—	5
Net change in unrealized appreciation (depreciation) on investments, investments in SLF, and secured borrowings	$(2,030)	$2,440	$3,469	$(4,470)	$(1,029)

(1)	Unrealized appreciation and (depreciation) on investments in SLF include our investments in subordinated notes and LLC equity interests in SLF.

For the year ended September 30, 2016, we had $32.9 million in unrealized appreciation on 143 portfolio company investments, which was partially offset by $31.4 million in unrealized depreciation on 142 portfolio company investments. Unrealized appreciation during the year ended September 30, 2016 resulted from an increase in fair value primarily due to the rise in market prices of portfolio company investments and the reversal of prior period unrealized depreciation associated with the non-accrual portfolio company investments that were sold and written-off. Unrealized depreciation primarily resulted from the amortization of discounts, negative credit related adjustments that caused a reduction in fair value and the reversal of the net unrealized appreciation associated with the sales of portfolio company investments.

For the year ended September 30, 2016, we had $3.6 million in unrealized depreciation on our investment in SLF LLC equity interests. Unrealized depreciation on the SLF LLC equity interests was driven by negative credit related adjustments associated with SLF’s investment portfolio that was primarily driven by one portfolio company investment taken to non-accrual status.

We also had $6.3 million in net realized gains on investments during the year ended September 30, 2016, primarily due to the sale of, or capital gain distributions received from, several equity investments and the sale of debt investments to SLF that were partially offset by the realized loss on the sale of one non-accrual portfolio company investment and the write off of one non-accrual portfolio company investment.

For the year ended September 30, 2015, we had $26.5 million in unrealized appreciation on 130 portfolio company investments, which was partially offset by $23.3 million in unrealized depreciation on 133 portfolio company investments. Unrealized depreciation primarily resulted from the amortization of discounts and negative credit related adjustments that caused a reduction in fair value. Unrealized appreciation during the year ended September 30, 2015 resulted from an increase in fair value primarily due to the rise in market prices and a reversal of prior period unrealized depreciation.

For the year ended September 30, 2015, we had $0.8 million in unrealized depreciation on our investment in SLF LLC equity interests. Unrealized depreciation on the SLF LLC equity interests was driven by negative credit-related adjustments associated with SLF’s investment portfolio.

We also had $9.4 million in net realized gains on investments during the year ended September 30, 2015, primarily as a result of the sale of several equity investments which were partially offset by realized losses on two non-accrual portfolio companies.

For the year ended September 30, 2014, we had $24.7 million in unrealized appreciation on 119 portfolio company investments, which was partially offset by $21.2 million in unrealized depreciation on 125 portfolio company investments. Unrealized depreciation primarily resulted from the amortization of discounts and negative credit related adjustments that caused a reduction in fair value. Unrealized appreciation during the year ended September 30, 2014 resulted from an increase in fair value primarily due to the rise in market prices and a reversal of prior period unrealized depreciation.

For the year ended September 30, 2014, we had $75,000 in unrealized appreciation on our investment in SLF subordinated notes, which was offset by $0.3 million in unrealized depreciation on our investment in SLF LLC equity interests. The unrealized appreciation was the result of the reversal of the prior period unrealized depreciation following the increase in the contractual rate on the subordinate notes to one-month LIBOR plus 8.0% subsequent to the closing of the SLF Credit Facility. Unrealized depreciation on the SLF LLC equity interests was driven by negative credit-related adjustments associated with SLF’s investment portfolio as well as the offsetting impact of the pricing on the subordinated notes.

We also had $5.4 million in net realized gains on investments during the year ended September 30, 2014, primarily as a result of the sale of several equity investments which were partially offset by realized losses on the sale of one underperforming portfolio company and the write off of two non-accrual portfolio companies.

Liquidity and Capital Resources

For the year ended September 30, 2016, we experienced a net increase in cash and cash equivalents of $5.5 million. During the period, we used $56.1 million in operating activities, primarily as a result of fundings of portfolio investments of $654.8 million. This was partially offset by proceeds from principal payments and sales of portfolio investments of $538.6 million and net investment income of $65.0 million. During the same period, cash provided by investment activities of $13.4 million was driven by the decrease in restricted cash and cash equivalents. Lastly, cash provided by financing activities was $48.1 million, primarily due to net proceeds of an aggregate of $58.6 million from one equity offering and one private placement and borrowings on debt of $440.7 million, partially offset by repayments of debt of $389.2 million and distributions paid of $59.5 million.

For the year ended September 30, 2015, we experienced a net increase in cash and cash equivalents of $0.3 million. During the period we used $103.3 million in operating activities, primarily as a result of fundings of portfolio investments of $858.1 million. This was partially offset by proceeds from principal payments and sales of portfolio investments of $699.1 million and net investment income of $59.0 million. During the same period, cash used in investment activities of $17.2 million was driven by the increase in restricted cash and cash equivalents. Lastly, cash provided by financing activities was $120.8 million, primarily due to net proceeds of an aggregate of $67.6 million from one equity offering and borrowings on debt of $503.2 million, partially offset by repayments of debt of $387.1 million and distributions paid of $60.0 million.

For the year ended September 30, 2014, we experienced a net decrease in cash and cash equivalents of $11.2 million. During the period we used $255.6 million in operating activities, primarily as a result of fundings of portfolio investments of $878.6 million. This was partially offset by proceeds from principal payments and sales of portfolio investments of $573.2 million and net investment income of $56.5 million. During the same period, cash used in investment activities of $36.4 million was driven by the increase in restricted cash and cash equivalents. Lastly, cash provided by financing activities was $280.8 million, primarily due to net proceeds of an aggregate of $64.2 million from one equity offering and borrowings on debt of $826.0 million, partially offset by repayments of debt of $540.9 million and distributions paid of $55.0 million.

As of September 30, 2016 and 2015, we had cash and cash equivalents of $10.9 million and $5.5 million, respectively. In addition, we had restricted cash and cash equivalents of $78.6 million and $92.0 million as of September 30, 2016 and 2015, respectively. Cash and cash equivalents are available to fund new investments, pay operating expenses and pay distributions. As of September 30, 2016, $53.8 million of our restricted cash and cash equivalents could be used to fund new investments that meet the investment guidelines established in the Debt Securitizations, which are described in further detail in Note 7 to our consolidated financial statements, and for the payment of interest expense on the notes issued in the Debt Securitizations. $12.8 million of such restricted cash and cash equivalents could be used to fund investments that meet the guidelines under the Credit Facility as well as for the payment of interest expense and revolving debt of the Credit Facility. The remaining $12.0 million of restricted cash and cash equivalents could be used to fund new investments that meet the regulatory and investment guidelines established by the SBA for our SBICs, which are described in further detail in Note 7 to our consolidated financial statements, and for interest expense and fees on our outstanding SBA debentures.

As of September 30, 2016, the Credit Facility allowed Funding to borrow up to $200.0 million at any one time outstanding, subject to leverage and borrowing base restrictions. As of September 30, 2016 and 2015, subject to leverage and borrowing base restrictions, we had approximately $73.3 million and $72.7 million, respectively, of remaining commitments and $30.8 million and $40.1 million, respectively, of availability on the Credit Facility. As of September 30, 2016 and 2015, we had $126.7 million and $127.3 million outstanding under the Credit Facility, respectively. On June 22, 2016, we entered into an unsecured revolving credit facility with GC Advisors, the Adviser Revolver, which permitted us to borrow up to $20.0 million at any one time outstanding. As of September 30, 2016, we had no amounts outstanding on the Adviser Revolver which was not in existence as of September 30, 2015.

On October 21, 2015, the Company and Golub Capital BDC Revolver Funding LLC, or Revolver Funding, terminated the $15.0 million revolving line of credit that Revolver Funding entered into on November 22, 2013 with The PrivateBank and Trust Company, or the Revolver. There were no borrowings outstanding on the Revolver at the time of termination and Revolver Funding was released of all obligations under the Revolver, and all liens on the assets held by Revolver Funding collateralizing the Revolver were released. As of September 30, 2015, subject to leverage and borrowing base restrictions, we had approximately $15.0 million of remaining commitments and $2.9 million of availability on the Revolver.

On July 16, 2010, we completed the 2010 Debt Securitization, which was subsequently increased to $350 million. As of September 30, 2016 and 2015, the 2010 Notes, consisted of $203.0 million of Class A 2010 Notes, which bear interest at a rate of three-month LIBOR rate, plus 1.74%, $12.0 million of Class B 2010 Notes, which bear interest at a rate of three-month LIBOR plus 2.40%, and $135.0 million face amount of Subordinated 2010 Notes that do not bear interest. The Class A and Class B 2010 Notes are included in the September 30, 2016 and 2015 consolidated statements of financial condition as our debt. The Subordinated 2010 Notes were eliminated in consolidation as of September 30, 2016 and 2015. As of September 30, 2016 and September 30, 2015, we had outstanding debt under the 2010 Debt Securitization of $215.0 million and $215.0 million, respectively.

On June 25, 2015, the 2010 Issuer amended the 2010 Debt Securitization to, among other things, (a) extend the reinvestment period two years to July 20, 2017, (b) make certain modifications for purposes of compliance with the loan securitization exclusion of the Volcker Rule and (c) modify the computation of the weighted average life test which relates to the loans securing the 2010 Debt Securitization.

On October 20, 2016, the 2010 Issuer amended the 2010 Debt Securitization to, among other things, (a) refinance the issued Class A 2010 Notes by redeeming in full the $203.0 million of Class A 2010 Notes and issuing new Class A-Refi 2010 Notes in an aggregate principal amount of $205.0 million that bear interest at a rate of three-month LIBOR plus 1.90%, (b) refinance the Class B 2010 Notes by redeeming in full the $12.0 million of Class B 2010 Notes and issuing new Class B-Refi 2010 Notes in an aggregate principal amount of $10.0 million that bear interest at a rate of three-month LIBOR plus 2.40%, and (c) extend the reinvestment period applicable to the 2010 Issuer to July 20, 2018. Following the refinancing, Holdings retained the Class B-Refi 2010 Notes, which will be eliminated from the consolidated statements of financial condition in consolidation.

On June 5, 2014, we completed the 2014 Debt Securitization in which the 2014 Issuer issued an aggregate of $402.6 million of 2014 Notes, including $191.0 million of Class A-1 2014 Notes, which bear interest at a rate of three-month LIBOR plus 1.75%, $20.0 million of Class A-2 2014 Notes, which bear interest at a rate of three-month LIBOR plus 1.95%, $35.0 million of Class B 2014 Notes, which bear interest at a rate of three-month LIBOR plus 2.50%, $37.5 million of Class C 2014 Notes, which bear interest at a rate of three-month LIBOR plus 3.50%, and $119.1 million of LLC equity interests in the 2014 Issuer that do not bear interest. We retained all of the Class C 2014 Notes and LLC equity interests in the 2014 Issuer totaling $37.5 million and $119.1 million, respectively. The Class A-1, Class A-2 and Class B 2014 Notes are included in the September 30, 2016 and 2015 consolidated statements of financial condition as our debt and the Class C 2014 Notes and LLC equity interests in the 2014 issuer were eliminated in consolidation. As of September 30, 2016 and 2015, we had outstanding debt under the 2014 Debt Securitization of $246.0 million, respectively.

Under present SBIC regulations, the maximum amount of SBA-guaranteed debentures that may be issued by multiple licensees under common management is $350.0 million. The maximum amount that a single SBIC licensee may issue is $150.0 million. On February 11, 2016, the SBA approved the application of GC SBIC V, L.P., or SBIC V, for an additional $75.0 million of debenture commitments bringing SBIC V’s total debenture commitments up to $150.0 million. GC SBIC IV, L.P., or SBIC IV, and SBIC V, our consolidated SBIC subsidiaries, may each borrow up to two times the amount of its regulatory capital, subject to customary regulatory requirements. As of September 30, 2016, SBIC IV and SBIC V had $150.0 million and $127.0 million of outstanding SBA-guaranteed debentures, respectively, that mature between March 2021 and September 2026, leaving incremental borrowing capacity of $23.0 million for SBIC V under present SBIC regulations. As of September 30, 2015, SBIC IV and SBIC V had $150.0 million and $75.0 million of outstanding SBA-guaranteed debentures, respectively.

On March 18, 2014, we priced a public offering of 3,500,000 shares of our common stock at a public offering price of $18.05 per share raising approximately $63.2 million in gross proceeds. On March 21, 2014, the transaction closed, the shares were issued, and proceeds, net of underwriting discounts and commissions but before expenses, of $61.3 million were received. On April 23, 2014, we sold an additional 166,855 shares of our common stock at a public offering price of $18.05 per share pursuant to the underwriters’ partial exercise of the option to purchase additional shares granted in connection with the public offering in March 2014.

In August 2016, our board of directors reapproved a share repurchase program, or the Program, which allows us to repurchase up to $50.0 million of our outstanding common stock on the open market at prices below the NAV per share as reported in our then most recently published consolidated financial statements.

The Program may be implemented at the discretion of management. The shares may be purchased from time to time at prevailing market prices, through open market transactions, including block transactions. We did not make any repurchases of our common stock during the years ended September 30, 2016, 2015 and 2014.

On April 10, 2015, we priced a public offering of 3,500,000 shares of our common stock at a public offering price of $17.42 per share, raising approximately $60.1 million in gross proceeds. On April 15, 2015, the transaction closed, the shares were issued, and proceeds, net of underwriting discounts and commissions but before expenses, of $59.1 million were received. On May 7, 2015, we sold an additional 502,292 shares of our common stock at a public offering price of $17.42 per share pursuant to the underwriters’ partial exercise of the option to purchase additional shares granted in connection with the public offering in April 2015.

On July 18, 2016, we entered into a securities purchase agreement with a third party institutional investor for the sale of 1,433,486 shares of our common stock at a price per share of $17.44 per share. On July 21, 2016, the transaction closed, the shares were issued and proceeds of $25.0 million were received.

On August 15, 2016, we priced a public offering of 1,750,000 shares of our common stock at a public offering price of $18.35 per share, raising approximately $32.1 million in gross proceeds. On August 19, 2016, the transaction closed, the shares were issued and proceeds, net of underwriting discounts and commissions but before expenses, of $31.1 million were received. On September 19, 2016, we sold an additional 136,970 shares of our common stock at a public offering price of $18.35 per share pursuant to the underwriters’ partial exercise of the option granted in connection with the public offering in August 2016.

In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. On September 13, 2011, we received exemptive relief from the SEC allowing us to modify the asset coverage requirement to exclude the SBA debentures from this calculation. As such, our ratio of total consolidated assets to outstanding indebtedness may be less than 200%. This provides us with increased investment flexibility but also increases our risks related to leverage. As of September 30, 2016, our asset coverage for borrowed amounts was 248.8% (excluding the SBA debentures).

As of September 30, 2016 and September 30, 2015, we had outstanding commitments to fund investments, excluding our investments in SLF, totaling $81.4 million and $121.5 million, respectively. These amounts may or may not be funded to the borrowing party now or in the future. The unfunded commitments relate to loans with various maturity dates, but the entire amount was eligible for funding to the borrowers as of September 30, 2016 and 2015, respectively, subject to the terms of each loan’s respective credit agreement. As of September 30, 2016, we believe that we had sufficient assets and liquidity to adequately cover future obligations under our unfunded commitments based on historical rates of drawings upon unfunded commitments, cash and restricted cash balances that we maintain, availability under our Credit Facility and Adviser Revolver, and ongoing principal repayments on debt investments. In addition, we generally hold some syndicated loans in larger portfolio companies that are salable over a relatively short period to generate cash.

Although we expect to fund the growth of our investment portfolio through the net proceeds from future securities offerings and through our dividend reinvestment plan as well as future borrowings, to the extent permitted by the 1940 Act, we cannot assure you that our efforts to raise capital will be successful. In addition to capital not being available, it also may not be available on favorable terms. To the extent we are not able to raise capital on what we believe are favorable terms, we will focus on optimizing returns by investing capital generated from repayments into new investments we believe are attractive from a risk/reward perspective. Furthermore, to the extent we are not able to raise capital and are at or near our targeted leverage ratios, we may receive smaller allocations, if any, on new investment opportunities under GC Advisors’ allocation policy and have, in the past, received such smaller allocations under similar circumstances.

Debt Securitizations

In the 2010 Debt Securitization, completed on July 16, 2010 and subsequently increased on February 15, 2013, the 2010 Issuer issued an aggregate of $350.0 million of 2010 Notes, including $203.0 million of Class A 2010 Notes and $12.0 million of Class B 2010 Notes that were secured by the assets of the 2010 Issuer. On October 20, 2016, the 2010 Issuer amended the 2010 Debt Securitization to, among other things, (a) refinance the issued Class A 2010 Notes by redeeming in full the $203.0 million of Class A 2010 Notes and issuing new

Class A-Refi 2010 Notes in an aggregate principal amount of $205.0 million, (b) refinance the Class B 2010 Notes by redeeming in full the $12.0 million of Class B 2010 Notes and issuing new Class B-Refi 2010 Notes in an aggregate principal amount of $10.0 million and (c) extend the reinvestment period applicable to the 2010 Issuer to July 20, 2018. We structured the initial transactions and the first amendment of the 2010 Debt Securitization with the assistance of Wells Fargo Securities, LLC, for which Wells Fargo Securities, LLC received structuring and placement fees. J.P. Morgan Securities Inc. received certain fees in connection with two subsequent amendments to the 2010 Debt Securitization. The 2010 Debt Securitization was initially executed through a private placement of notes to institutional investors. As discussed below, in accordance with ASC Topic 860, we consolidate the 2010 Issuer in our financial statements and treat the 2010 Debt Securitization as a secured borrowing. The Class A and Class B 2010 Notes are included in September 30, 2016 and 2015 consolidated statements of financial condition as our debt. Following the October 20, 2016 refinancing, in which Holdings retained the Class B-Refi 2010 Notes, the Class B-Refi 2010 Notes will be eliminated from the consolidated statements of financial condition in consolidation.

On June 5, 2014, we completed the 2014 Debt Securitization. As part of the 2014 Debt Securitization, we issued an aggregate of $402.6 million of notes that are secured by a diversified portfolio of senior secured and second lien loans held by the 2014 Issuer. The 2014 Debt Securitization was executed through a private placement of $191.0 million of Class A-1 2014 Notes which bear interest at three-month LIBOR plus 1.75%, $20.0 million of Class A-2 2014 Notes which bear interest at a rate of three-month LIBOR plus 1.45% through December 4, 2015 and three-month LIBOR plus 1.95% thereafter and $35.0 million of Class B 2014 Notes which bear interest at a rate of three-month LIBOR plus 2.50%. The $37.5 million face amount of Class C 2014 Notes bear interest at a rate of three-month LIBOR plus 3.50%, and the LLC equity interests do not bear interest. In partial consideration for the loans transferred to the 2014 Issuer as part of the 2014 Debt Securitization, we received $119.1 million of LLC equity interests in the 2014 Issuer. We retained all of the Class C 2014 Notes and LLC equity interests totaling $37.5 million and $119.1 million, respectively. As discussed below, in accordance with ASC Topic 860, we consolidate the 2014 Issuer in our financial statements and treat the 2014 Debt Securitization as a secured borrowing. The Class A-1, Class A-2 and Class B 2014 Notes are included in the September 30, 2016 and 2015 consolidated statements of financial condition as our debt.

In accordance with ASC Topic 860, we are required to consolidate the special purpose vehicle used in an asset-backed securitization and treat the transaction as a secured borrowing. GC Advisors is our investment adviser and also the collateral manager for each of the Securitization Issuers, which results in the “continued involvement” of us in the business of the Securitization Issuers. In addition, the investments of each of the Securitization Issuers constitute a substantial percentage of our total assets. As a result of this continued involvement and the fact that the respective investments of the Securitization Issuers constitute a substantial percentage of our assets, we consolidate the financial statements of the 2010 Issuer and the 2014 Issuer.

An important aspect of a debt securitization transaction is that the purchaser of the notes must become comfortable through their due diligence investigation that the sale and/or contribution of income producing assets into a special purpose entity would be considered a true sale and/or contribution or, in other words, that as a result of such sale and/or contribution, the originator no longer owns the income producing assets. This structure seeks to reduce risk to noteholders by insulating them from the credit and bankruptcy risks faced by the originator. The structure of any debt securitization is in large part intended to prevent, in the event of a bankruptcy, the consolidation in the originator’s bankruptcy case of the special purpose entity with the operations of the originator, based on equitable principles, and the noteholders must become comfortable with this analysis. As a result of this structure, debt securitization transactions frequently achieve lower overall borrowing costs than would be achieved if the borrowing had been structured as a traditional secured lending transaction.

In a typical sale transaction, the purchaser exchanges an asset for cash or some other asset, whereas in a contribution transaction, the contributor typically exchanges an asset for securities issued by the purchaser. For example, in the 2010 Debt Securitization, we transferred the portfolio loans that comprise the collateral to Holdings in a transaction that was a partial sale and a partial capital contribution. Holdings then transferred these same portfolio loans to the 2010 Issuer in a transfer that was also a partial sale and a partial capital contribution. To the extent that we received cash proceeds from Holdings in consideration for the portfolio loans transferred to Holdings, such portion of the transfer constituted a sale. To the extent that Holdings received cash proceeds and certain 2010 Notes in consideration for the portfolio loans transferred by it to the 2010 Issuer, such portion of the transfer also constituted a sale. By contrast, to the extent that we received cash proceeds from Holdings equal to or less than the fair value of the portfolio loans transferred by us to Holdings, the difference between the fair value of such portfolio loans and the cash we received from Holdings was deemed to be a contribution to the capital of Holdings pursuant to the terms of the master loan sale agreement. Likewise, to the extent that the cash proceeds and certain 2010 Notes received by Holdings from the 2010 Issuer was less than the fair value of the portfolio loans initially transferred from Holdings to the 2010 Issuer, such portion of the transfer was deemed to be a contribution to the capital of the 2010 Issuer by Holdings pursuant to the terms of such master loan sale agreement. In these transactions, there were no material differences between selling and/or contributing loans or participations, viewed from the perspective of the 2010 Issuer’s ownership interests therein, as all of the ownership interests in such loans and participations were transferred to, and are now owned by, the 2010 Issuer under the terms of the master loan sale agreement, irrespective of whether such loans or participations were sold or contributed from us to Holdings and from Holdings to the 2010 Issuer.

GC Advisors, as collateral manager for the 2010 Issuer and the 2014 Issuer, selected the senior secured and second lien loans (or participations therein) that were transferred to the 2010 Issuer and the 2014 Issuer, respectively. The senior secured and second lien loans (or participations therein) were selected in accordance with the criteria set forth in the documents governing the Debt Securitizations, which are primarily objective requirements determined by the constraints of the market for collateralized debt obligations, and are generally designed to comply with regulations governing commercial lending and similar financing activities in the United States and, in the case of the 2010 Debt Securitization, the requirements of Rule 3a-7 under the 1940 Act.

The Subordinated 2010 Notes are limited recourse, unsecured obligations of the 2010 Issuer payable solely from payments made under the portfolio loans and other assets held by the 2010 Issuer and, in the event of a portfolio loan event of default, from the proceeds of any liquidation of the collateral underlying such portfolio loans. Additionally, for as long as the Class A-Refi 2010 Notes and Class B-Refi 2010 Notes remain outstanding, holders of the Subordinated 2010 Notes will not generally be entitled to exercise remedies under the indenture. As an unsecured class of notes, the interests and rights of holders of the Subordinated 2010 Notes in and to the portfolio loans and other assets owned by the 2010 Issuer are subject to the prior claims of secured creditors of the 2010 Issuer and are potentially subject to or will rank equally with the claims of other unsecured creditors of the 2010 Issuer.

The Class B-Refi 2010 Notes are subordinated in right of payment on each payment date to prior payments on the Class A-Refi 2010 Notes and to certain amounts payable by the 2010 Issuer as administrative expenses. The Subordinated 2010 Notes are subordinated in right of payment on each payment date to payments on the Class A-Refi 2010 Notes and the Class B-Refi 2010 Notes as well as to certain amounts payable by the 2010 Issuer as administrative expenses and to the claims of other unsecured creditors of the 2010 Issuer.

The 2010 Issuer may only make payments on such securities to the extent permitted by the payment priority provisions of the indenture governing the notes, which generally provides that principal payments on the Class B-Refi 2010 Notes and the Subordinated 2010 Notes may not be made on any payment date unless all amounts owing under the Class A-Refi 2010 Notes are paid in full. In addition, if the 2010 Issuer does not meet the asset coverage tests or the interest coverage test set forth in the documents governing the 2010 Debt Securitization, cash would be diverted from the Class B-Refi 2010 Notes and the Subordinated 2010 Notes to first pay the Class A-Refi Notes in amounts sufficient to cause such tests to be satisfied. In addition, no payments may be made on the membership interests in any period until all required payments in respect of the Class A-Refi 2010 Notes, the Class B-Refi 2010 Notes and Subordinated 2010 Notes have been paid in full. Therefore, to the extent that any losses are suffered by noteholders as a result of losses on the portfolio loans and other assets owned by the 2010 Issuer, such losses will be borne in the first instance by the holders of the membership interests, then by the Subordinated 2010 Notes, then by the holders of the Class B-Refi 2010 Notes and lastly by the holders of the Class A 2010 Notes.

We believe that the Debt Securitizations benefit from “internal” credit enhancement, meaning that holders of more senior classes of notes issued by the 2010 Issuer and the 2014 Issuer benefit from the terms of subordination applicable to the more junior classes of notes issued by the 2010 Issuer and the 2014 Issuer, respectively. Thus, in the case of the 2010 Debt Securitization, the Class A-Refi 2010 Notes enjoy the benefit of credit enhancement effectively provided by the subordination provisions of the Class B-Refi 2010 Notes and the Subordinated 2010 Notes. Likewise, the Class B-Refi 2010 Notes enjoy the benefit of credit enhancement effectively provided by the subordination provisions of the Subordinated 2010 Notes.

The documents governing the Debt Securitizations expressly provide that we and our subsidiaries (other than the 2010 Issuer or the 2014 Issuer, as applicable) are not, and cannot be held, liable for any shortfall in payments or any defaults on any of the classes of notes issued by the 2010 Issuer or the 2014 Issuer in connection with the Debt Securitizations because such obligations are the obligations of the 2010 Issuer or the 2014 Issuer only, and the sole recourse for such obligations is to the collateral owned by the 2010 Issuer or the 2014 Issuer rather than our assets or the assets of Holdings.

Under the terms of the documents related to the Debt Securitizations, recourse to us and to Holdings (in the case of the 2010 Debt Securitization) is limited and generally consistent with the terms of other similarly structured finance transactions. For example, under the master loan sale agreement with respect to the 2010 Debt Securitization, (1) we sold and/or contributed to Holdings all of our ownership interest in certain of our portfolio loans and participations for the purchase price and other consideration set forth in the master loan sale agreement, and (2) Holdings, in turn, sold and/or contributed to the 2010 Issuer all of its ownership interest in such portfolio loans and participations for the purchase price and other consideration set forth in the master loan sale agreement. These transfers were structured by their terms to provide limited recourse to us by the 2010 Issuer relating to certain representations and warranties with respect to certain characteristics including title and quality of the portfolio loans that were transferred to the 2010 Issuer. If we breached these representations and warranties and such breach materially and adversely affected the value of the portfolio loans or the interests of holders of notes issued by the 2010 Issuer, then we could be required, within 30 days of notice or our knowledge of such breach, to (a) cure such breach in all material respects, (b) repurchase the portfolio loan or loans subject to such breach or (c) remove the portfolio loan or loans subject to such breach from the pool of loans and other assets held by the 2010 Issuer and substitute a portfolio loan or loans that meet the requirements of the 2010 Debt Securitization documents. This repurchase and substitution obligation of us constitutes the sole remedy available against us for any breach of a representation or warranty related to the portfolio loans transferred to the 2010 Issuer.

A collateral management agreement is an agreement entered into between an adviser and a debt securitization vehicle or similar issuer and sets forth the terms and conditions pursuant to which the adviser will provide advisory and/or management services with respect to the client’s securities portfolio. Under the collateral management agreements between GC Advisors and the 2010 Issuer and the 2014 Issuer, GC Advisors’ duties include (1) selecting portfolio loans to be acquired and selecting the portfolio loans to be sold or otherwise disposed of by the 2010 Issuer and the 2014 Issuer, (2) reinvesting in other portfolio loans, where appropriate, (3) instructing the trustee with respect to any acquisition, disposition or tender of, or offer with respect to, a portfolio loan or other assets received in the open market or otherwise by the 2010 Issuer and the 2014 Issuer and (4) performing all other tasks, and taking all other actions, that are specified in, or not inconsistent with, the duties of the collateral manager. GC Advisors, in its role as collateral manager, is the party responsible for enforcing payment obligations on portfolio loans of the 2010 Issuer and the 2014 Issuer as well as exercising rights to vote on amendments to and waivers of provisions in the credit agreements of portfolio companies.

The Debt Securitizations provide a number of benefits to us, most notably an ability on our part to finance new portfolio loans acquired by the 2010 Issuer and the 2014 Issuer at an attractive cost.

We have no direct ability to enforce the payment obligations on portfolio loans held by the 2010 Issuer and the 2014 Issuer as part of the Debt Securitizations. The contribution of loans and participations did not constitute a realization event under the Investment Advisory Agreement, and no incentive fee was earned as a result of the Debt Securitizations.

A portion of the proceeds from the Debt Securitizations were used to originate and acquire additional portfolio loans. Such additional portfolio loans are held by us directly or sold and/or contributed into one of our subsidiaries, which enabled us to borrow additional amounts in securitization or other structures using such portfolio loans as collateral. We believe that the Debt Securitizations enable us to deploy our capital efficiently and to increase our capacity to provide financing for small to medium-sized businesses in our target market.

The Class B-Refi 2010 Notes may be transferred to: (1) “qualified institutional buyers,” as that term is defined in Rule 144A under the Securities Act, who are also “qualified purchasers” as that term is defined in Section 2(a)(51) of the 1940 Act; (2) to a limited number of other institutional accredited investors within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act, who are also qualified purchasers; and (3) outside of the United States to qualified purchasers in compliance with Regulation S under the Securities Act. The Subordinated 2010 Notes may be transferred only to persons or entities that are either (x) qualified institutional buyers or (y) institutional accredited investors and, in either case, are qualified purchasers. By their terms, the Subordinated 2010 Notes may only be owned by U.S. persons. No Subordinated 2010 Note (or interests in such notes) may be acquired or owned by any person that is classified for U.S. federal income tax purposes as a disregarded entity (unless the beneficial owner of such person is a corporation that is not a subchapter S corporation or otherwise taxable as a corporation), partnership, subchapter S corporation or grantor trust unless such person obtains a legal opinion to the effect that such acquisition or ownership will not cause the 2010 Issuer to be treated as a publicly traded partnership taxable as a corporation.

Membership interests in the 2010 Issuer may be transferred only with the written consent of the designated manager of the 2010 Issuer, which is us. Even with such consent, such membership interests may not be transferred unless, simultaneously with the transfer of such membership interests: (1) a proportionate amount of the Subordinated 2010 Notes are transferred so that the ratio of the percentage interest of the Subordinated 2010 Notes so transferred to all Subordinated 2010 Notes and the ratio of the percentage interest of the membership interests so transferred to all membership interests are equal, (2) the transfers of membership interests and the Subordinated 2010 Notes referred to in this paragraph are made to the same person or entity, and (3) the percentage interest of the membership interests and the Subordinated 2010 Notes, respectively, so transferred is no less than ten percent. The membership interests and the Subordinated 2010 Notes must at all times be held in such proportion that the ratio set forth in clause (1) is always met.

As of September 30, 2016 and 2015, the 2010 Issuer held investments in 77 and 78 portfolio companies with a total fair value of $319.3 million and $310.6 million, respectively. The pool of loans in the 2010 Debt Securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

As of September 30, 2016 and 2015, the 2014 Issuer held investments in 79 and 71 portfolio companies with a total fair value of $391.9 million and $382.1 million, respectively. The pool of loans in the 2014 Debt Securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

SBIC Licenses

On August 24, 2010, SBIC IV received approval for a license from the SBA to operate as an SBIC. On December 5, 2012, SBIC V received a license from the SBA to operate as an SBIC. As our wholly-owned subsidiaries, SBIC IV and SBIC V may rely on an exclusion from the definition of “investment company” under the 1940 Act and do not elect to be regulated as business development companies under the 1940 Act. SBIC IV and SBIC V have an investment objective substantially similar to ours and make similar types of investments in accordance with SBIC regulations. As SBICs, SBIC IV and SBIC V are subject to a variety of regulations and oversight by the SBA concerning the size and nature of the companies in which they may invest as well as the structures of those investments.

Prior to SBIC IV and SBIC V obtaining approval from the SBA, Golub Capital managed two SBICs licensed by the SBA for more than 14 years. The SBIC licenses allow our SBICs to incur leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment and certain approvals by the SBA and customary procedures. These debentures are non-recourse to us, have interest payable semi-annually and a ten-year maturity. The interest rate is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with ten-year maturities and is generally lower than rates on comparable bank and other debt. Under the regulations applicable to SBICs, an SBIC may have outstanding debentures guaranteed by the SBA generally in an amount of up to twice its regulatory capital, which generally equates to the amount of its equity capital. SBIC IV and SBIC V are subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants.

As of September 30 2016, the maximum amount of SBA-guaranteed debentures that may be issued by multiple licensees under common management is $350.0 million, and the maximum amount that may be issued by a single SBIC licensee is $150.0 million. SBIC IV and SBIC V may each borrow up to two times the amount of its regulatory capital, subject to customary regulatory requirements. As of September 30, 2016, SBIC IV and SBIC V had $150.0 million and $127.0 million of outstanding SBA-guaranteed debentures, respectively that mature between March 2021 and September 2026.

On September 13, 2011, we received exemptive relief from the SEC allowing us to modify the asset coverage requirement under the 1940 Act to exclude SBA debentures from this calculation. As such, our ratio of total consolidated assets to outstanding indebtedness may be less than 200%. This provides us with increased investment flexibility, but also increases our risks related to leverage.

Revolving Credit Facility

As of September 30, 2016, the Credit Facility allowed Funding to borrow up to $200.0 million at any one time outstanding.

The period through July 29, 2017 is referred to as the reinvestment period. All amounts outstanding under the Credit Facility are required to be repaid by July 30, 2020. Through the reinvestment period, the Credit Facility bears interest at one-month LIBOR plus 2.25% per annum. After the reinvestment period, the rate will reset to LIBOR plus 2.75% per annum for the remaining term of the Credit Facility. In addition to the stated interest expense on the Credit Facility, we are required to pay a fee of 0.50% per annum on any unused portion of the Credit Facility up to $80.0 million and 2.00% on any unused portion in excess of $80.0 million. The Credit Facility is secured by all of the assets held by Funding, and we have pledged our interests in Funding as collateral to Wells Fargo Bank, N.A., as the collateral agent, under an ancillary agreement to secure our obligations as the transferor and servicer under the Credit Facility. Both we and Funding have made customary representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. Borrowing under the Credit Facility is subject to the leverage restrictions contained in the 1940 Act.

As of September 30, 2016 and 2015, we had outstanding debt under the Credit Facility of $126.7 million and $127.3 million, respectively. As of September 30, 2016 and 2015, subject to leverage and borrowing base restrictions, we had approximately $73.3 million and $72.7 million, respectively, of remaining commitments and $30.8 million and $40.1 million, respectively, of availability on the Credit Facility.

We plan to transfer certain loans and debt securities we have originated or acquired from time to time to Funding through a purchase and sale agreement and may cause Funding to originate or acquire loans in the future, consistent with our investment objectives.

Portfolio Composition, Investment Activity and Yield

As of September 30, 2016 and 2015, we had investments in 183 and 164 portfolio companies, respectively, with a total fair value of $1,556.4 million and $1,430.9 million, respectively, and had investments in subordinated notes and LLC equity interests in SLF with a total fair value of $104.2 million and $98.9 million, respectively. The following table shows the asset mix of our new investment commitments for the years ended September 30, 2016, 2015 and 2014:

	Years ended September 30,
	2016		2015		2014
	(In thousands)	Percentage of Commitments	(In thousands)	Percentage of Commitments	(In thousands)	Percentage of Commitments
Senior secured	$124,392	19.0%	$225,442	24.4%	$125,564	13.0%
One stop	505,058	76.9	626,459	67.6	743,174	76.9
Subordinated debt	42	—*	—	—	—	—
Second lien	—	0.0	—	—	39,413	4.1
Subordinated notes of SLF(1)	9,620	1.5	50,974	5.5	34,658	3.6
LLC equity interests of SLF(1)	10,820	1.6	13,904	1.5	10,039	1.0
Equity securities	6,528	1.0	9,494	1.0	13,631	1.4
Total new investment commitments	$656,460	100.0%	$926,273	100.0%	$966,479	100.0%

*	Represents an amount less than 0.1%.
(1)	SLF’s proceeds from the subordinated notes and LLC equity interests were utilized by SLF to invest in senior secured loans. As of September 30, 2016, SLF had investments in senior secured loans to 62 different borrowers.

The following table summarizes portfolio composition and investment activity as of and for the years ended September 30, 2016, 2015 and 2014:

	As of and for the years ended September 30,
	2016	2015	2014
	(In thousands)
Investments, at fair value	$1,556,384	$1,430,848	$1,312,781
Number of portfolio companies (at period end)(1)	183	164	145
Investment in SLF, at fair value(2)	$104,228	$98,936	$34,831
New investment fundings	$654,763	$858,147	$878,635
Principal payments and sales of portfolio investments	$538,609	$699,075	$573,201

(1)	Excludes our investments in SLF.
(2)	The investment in SLF includes the Company’s investments in both subordinated notes and LLC equity interests in SLF.

The following table shows the par, amortized cost and fair value of our portfolio of investments by asset class:

	As of September 30, 2016(1)			As of September 30, 2015(2)
	Par	Amortized Cost	Fair Value	Par	Amortized Cost	Fair Value
	(In thousands)
Senior secured:
Performing	$163,380	$161,536	$162,693	$199,573	$197,189	$197,329
Non-accrual(2)	1,438	1,433	156	—	—	—
One stop:
Performing	1,317,595	1,299,211	1,303,297	1,135,805	1,120,576	1,127,735
Non-accrual(2)	3,899	3,845	1,170	17,645	17,078	6,487
Second lien:
Performing	27,909	27,579	27,909	39,924	39,464	39,774
Non-accrual(2)	—	—	—	—	—	—
Subordinated debt:
Performing	1,750	1,750	1,427	1,707	1,707	1,715
Non-accrual(2)	—	—	—	—	—	—
Subordinated notes of SLF(3)
Performing	77,301	77,301	77,301	76,563	76,563	76,563
Non-accrual(2)	—	—	—	—	—	—
LLC equity interests of SLF(3)	N/A	31,339	26,927	N/A	23,222	22,373
Equity	N/A	46,179	59,732	N/A	41,515	57,808
Total	$1,593,272	$1,650,173	$1,660,612	$1,471,217	$1,517,314	$1,529,784

(1)	Fourteen and nine of our loans included a feature permitting a portion of the interest due on such loan to be PIK interest as of September 30, 2016 and 2015, respectively.
(2)	We refer to a loan as non-accrual when we cease recognizing interest income on the loan because we have stopped pursuing repayment of the loan or, in certain circumstances, it is past due 90 days or more on principal and interest or our management has reasonable doubt that principal or interest will be collected. See “— Critical Accounting Policies — Revenue Recognition.”
(3)	SLF’s proceeds from the subordinated notes and LLC equity interest in SLF were utilized by SLF to invest in senior secured loans.

As of September 30, 2016 and 2015, the fair value of our debt investments, including our investment in SLF subordinated notes, as a percentage of the outstanding par value was 98.8% and 98.5%, respectively.

The following table shows the weighted average rate, spread over LIBOR of floating rate, and fees of investments originated and the weighted average rate of sales and payoffs of portfolio companies during the years ended September 30, 2016, 2015 and 2014:

	For the years ended September 30,
	2016	2015	2014
Weighted average rate of new investment fundings(1)	7.2%	6.7%	7.1%
Weighted average spread over LIBOR of new floating rate investment fundings(1)	6.2%	5.7%	6.0%
Weighted average rate of new fixed rate investment fundings	10.7%	10.8%	N/A
Weighted average fees of new investment fundings	1.9%	1.5%	1.2%
Weighted average rate of sales and payoffs of portfolio investments(2)	7.0%	6.8%	7.9%
Weighted average income yield(3)	7.6%	7.8%	8.3%

(1)	Excludes subordinated note investments in SLF.

(2)	Excludes exits on investments on non-accrual status.
(3)	Represents income from interest, including subordinated note investment in SLF, and fees excluding amortization of capitalized fees and discounts divided by the average fair value of earning debt investments.

As of September 30, 2016, 93.3% and 93.6% of our debt portfolio at fair value and at amortized cost, respectively, had interest rate floors that limit the minimum applicable interest rates on such loans. As of September 30, 2015, 94.2% and 94.1% of our debt portfolio at fair value and at amortized cost, respectively, had interest rate floors that limit the minimum applicable interest rates on such loans.

As of September 30, 2016 and 2015, the portfolio median EBITDA for our portfolio companies (excluding SLF) was $26.0 million and $23.0 million, respectively. The portfolio median EBITDA data is based on the most recently reported trailing twelve month EBITDA received from the portfolio company.

Senior Loan Fund LLC

We co-invest with RGA in senior secured loans through SLF, an unconsolidated Delaware LLC. SLF is capitalized as transactions are completed and all portfolio and investment decisions in respect to SLF must be approved by the SLF investment committee consisting of two representatives of each of us and RGA (with unanimous approval required from (i) one representative of each of us and RGA or (ii) both representatives of each of us and RGA). SLF may cease making new investments upon notification of either member but operations will continue until all investments have been sold or paid-off in the normal course of business.

SLF is capitalized with subordinated notes and LLC equity interest subscriptions from its members. As of September 30, 2016, we and RGA owned 87.5% and 12.5%, respectively, of both the outstanding subordinated notes and LLC equity interests.

As of September 30, 2016 and 2015, SLF had the following commitments from its members:

	As of September 30, 2016		As of September 30, 2015
	Committed	Funded(1)	Committed	Funded(1)
	(Dollars in thousands)
Subordinated note commitments(2)	$160,000	$88,344	$160,000	$87,500
LLC equity commitments(2)	40,000	35,816	40,000	26,540
Total	$200,000	$124,160	$200,000	$114,040

(1)	Funded subordinated note commitments are presented net of repayments subject to recall and funded LLC equity commitments are presented net of return of capital distributions subject to recall.
(2)	Commitments presented are combined for us and RGA.

As of September 30, 2016, the SLF Credit Facility allows SLF II to borrow up to $300.0 million subject to leverage and borrowing base restrictions. The reinvestment period of the SLF Credit Facility ends May 13, 2017, and the stated maturity date is May 13, 2020. As of September 30, 2016 and September 30, 2015, SLF II had outstanding debt under the SLF Credit Facility of $214.1 million and $212.3 million, respectively.

Through the reinvestment period, the SLF Credit Facility bears interest at one-month LIBOR plus a rate between 1.75% and 2.25%, depending on the composition of the collateral asset portfolio, per annum. After the reinvestment period, the rate will reset to one-month LIBOR plus 2.75% per annum for the remaining term of the SLF Credit Facility.

As of September 30, 2016 and 2015, SLF had total assets at fair value of $332.8 million and $323.4 million, respectively. As of September 30, 2016 and 2015, SLF’s portfolio was comprised of first lien senior secured loans to 62 and 62 different borrowers, respectively. As of September 30, 2016 SLF had one portfolio company investment on non-accrual status and the total fair value of non-accrual loans was $6.7 million. As of September 30, 2015, SLF did not have any portfolio company investments on non-accrual status. The portfolio companies in SLF are in industries similar to those in which we may invest directly. Additionally, as of September 30, 2016 and 2015, SLF had commitments to fund various undrawn revolving credit and delayed draw loans to its portfolio companies totaling $24.1 million and $30.8 million, respectively.

Below is a summary of SLF’s portfolio, followed by a listing of the individual loans in SLF’s portfolio as of September 30, 2016 and 2015:

	As of September 30,
	2016	2015
	(Dollars in thousands)
Senior secured loans(1)	$331,473	$320,583
Weighted average current interest rate on senior secured loans(2)	6.0%	5.8%
Number of borrowers in SLF	62	62
Largest portfolio company investment(1)	$13,050	$12,734
Total of five largest portfolio company investments(1)	$61,118	$59,917

(1)	At principal amount.
(2)	Computed as the (a) annual stated interest rate on accruing senior secured loans, divided by (b) total senior secured loans at principal amount.

SLF Loan Portfolio as of September 30, 2016

Portfolio Company	Business Description	Investment Type	Maturity Date	Current Interest Rate(1)		Principal/ Par Amount	Fair Value(2)
						(In thousands)
1A Smart Start LLC(3)	Home and Office Furnishings, Housewares, and Durable Consumer	Senior loan	02/2022	5.8%		$2,116	$2,111
ACTIVE Network, Inc.	Electronics	Senior loan	11/2020	5.5		1,945	1,938
Advanced Pain Management Holdings, Inc.	Healthcare, Education and Childcare	Senior loan	02/2018	6.3		6,805	6,601
Advanced Pain Management Holdings, Inc.	Healthcare, Education and Childcare	Senior loan	02/2018	6.3		466	452
Advanced Pain Management Holdings, Inc.(4)	Healthcare, Education and Childcare	Senior loan	02/2018	N/A	(5)	—	(35)
Aimbridge Hospitality, LLC(3)	Hotels, Motels, Inns, and Gaming	Senior loan	10/2018	5.8		5,037	5,037
American Seafoods Group LLC	Beverage, Food and Tobacco	Senior loan	08/2021	6.0		4,818	4,806
Argon Medical Devices, Inc.	Healthcare, Education and Childcare	Senior loan	12/2021	5.8		3,895	3,895
Arise Virtual Solutions, Inc.(3)	Telecommunications	Senior loan	12/2018	7.8		10,804	10,264
Arise Virtual Solutions, Inc.(3)(4)	Telecommunications	Senior loan	12/2018	N/A	(5)	—	(28)
Atkins Nutritionals, Inc.(3)	Beverage, Food and Tobacco	Senior loan	01/2019	6.3		5,664	5,664
BMC Software, Inc.	Electronics	Senior loan	09/2020	5.0		1,876	1,813
Boot Barn, Inc.	Retail Stores	Senior loan	06/2021	5.5		10,667	10,667
Brandmuscle, Inc.	Printing and Publishing	Senior loan	12/2021	5.8		4,948	4,938

SLF Loan Portfolio as of September 30, 2016 – (continued)

Portfolio Company	Business Description	Investment Type	Maturity Date	Current Interest Rate(1)	Principal/ Par Amount	Fair Value(2)
					(In thousands)
C.B. Fleet Company, Incorporated	Personal and Non Durable Consumer Products	Senior loan	12/2021	5.8	$7,613	$7,613
Checkers Drive-In Restaurants, Inc.	Beverage, Food and Tobacco	Senior loan	01/2022	6.5	4,460	4,427
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior loan	12/2020	6.3	8,677	8,677
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior loan	12/2020	6.3	4,373	4,373
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	6.5	2,466	2,454
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	6.5	1,240	1,234
CPI Buyer, LLC (Cole-Parmer)(3)	Healthcare, Education and Childcare	Senior loan	08/2021	5.5	5,805	5,776
Curo Health Services LLC(3)	Healthcare, Education and Childcare	Senior loan	02/2022	6.5	5,910	5,928
DentMall MSO, LLC(6)	Retail Stores	Senior loan	07/2019	6.0	10,147	6,088
DentMall MSO, LLC(6)	Retail Stores	Senior loan	07/2019	6.0	1,000	598
DISA Holdings Acquisition Subsidiary Corp.	Diversified/ Conglomerate Service	Senior loan	12/2020	5.5	4,568	4,431
DISA Holdings Acquisition Subsidiary Corp.	Diversified/ Conglomerate Service	Senior loan	12/2020	5.5	255	224
EAG, INC. (Evans Analytical Group)	Diversified/ Conglomerate Service	Senior loan	07/2017	5.0	2,113	2,113
Encore GC Acquisition, LLC(3)	Healthcare, Education and Childcare	Senior loan	01/2020	6.3	4,773	4,773
Encore GC Acquisition, LLC(3)	Healthcare, Education and Childcare	Senior loan	01/2020	7.8	164	164
Express Oil Change, LLC(3)	Retail Stores	Senior loan	12/2017	6.0	4,841	4,841
Extreme Reach Inc.	Broadcasting and Entertainment	Senior loan	02/2020	7.3	1,976	1,998
Federal-Mogul Corporation	Automobile	Senior loan	04/2021	4.8	3,920	3,799
Flexan, LLC	Chemicals, Plastics and Rubber	Senior loan	02/2020	6.3	6,090	6,090
Harvey Tool Company, LLC(3)	Diversified/ Conglomerate Manufacturing	Senior loan	03/2020	6.0	3,108	3,108
Jensen Hughes, Inc.	Diversified/ Conglomerate Service	Senior loan	12/2021	6.3	2,342	2,342
Jensen Hughes, Inc.	Diversified/ Conglomerate Service	Senior loan	12/2021	6.0	104	104

SLF Loan Portfolio as of September 30, 2016 – (continued)

Portfolio Company	Business Description	Investment Type	Maturity Date	Current Interest Rate(1)	Principal/ Par Amount	Fair Value(2)
					(In thousands)
Jensen Hughes, Inc.	Diversified/ Conglomerate Service	Senior loan	12/2021	6.2	$65	$65
Joerns Healthcare, LLC(3)	Healthcare, Education and Childcare	Senior loan	05/2020	6.0	9,598	9,118
Julio & Sons Company	Beverage, Food and Tobacco	Senior loan	12/2018	6.5	6,834	6,834
Julio & Sons Company	Beverage, Food and Tobacco	Senior loan	12/2018	6.5	1,061	1,061
Julio & Sons Company	Beverage, Food and Tobacco	Senior loan	12/2018	6.5	596	596
K&N Engineering, Inc.(3)	Automobile	Senior loan	07/2019	6.8	3,781	3,781
K&N Engineering, Inc.(3)	Automobile	Senior loan	07/2019	5.3	179	179
Loar Group Inc.	Aerospace and Defense	Senior loan	01/2022	5.8	2,233	2,233
Mediaocean LLC(3)	Diversified/ Conglomerate Service	Senior loan	08/2022	5.8	3,137	3,137
Northwestern Management Services, LLC(3)	Healthcare, Education and Childcare	Senior loan	10/2019	6.5	4,288	4,224
Northwestern Management Services, LLC(3)	Healthcare, Education and Childcare	Senior loan	10/2019	6.5	470	463
Northwestern Management Services, LLC(3)	Healthcare, Education and Childcare	Senior loan	10/2019	7.5	1	1
Paradigm DKD Group, LLC	Buildings and Real Estate	Senior loan	11/2018	6.5	1,998	1,958
Paradigm DKD Group, LLC	Buildings and Real Estate	Senior loan	11/2018	6.7	180	166
Pasternack Enterprises, Inc. and Fairview Microwave, Inc(3)	Diversified/ Conglomerate Manufacturing	Senior loan	05/2022	6.0	1,640	1,623
Payless ShoeSource, Inc.	Retail Stores	Senior loan	03/2021	5.0	1,955	1,163
Pentec Acquisition Sub, Inc.	Healthcare, Education and Childcare	Senior loan	05/2018	6.3	1,419	1,419
PetVet Care Centers LLC(3)	Personal, Food and Miscellaneous Services	Senior loan	12/2020	5.8	5,895	5,895
PetVet Care Centers LLC(3)	Personal, Food and Miscellaneous Services	Senior loan	12/2020	5.8	1,219	1,219
PowerPlan Holdings, Inc.(3)	Utilities	Senior loan	02/2022	5.8	11,994	11,994
PPT Management, LLC	Healthcare, Education and Childcare	Senior loan	04/2020	6.0	13,026	13,026
PPT Management, LLC	Healthcare, Education and Childcare	Senior loan	04/2020	6.0	10	10

SLF Loan Portfolio as of September 30, 2016 – (continued)

Portfolio Company	Business Description	Investment Type	Maturity Date	Current Interest Rate(1)		Principal/ Par Amount	Fair Value(2)
						(In thousands)
Premise Health Holding Corp.(3)	Healthcare, Education and Childcare	Senior loan	06/2020	5.5		$11,891	$11,891
Pyramid Healthcare, Inc.(3)	Healthcare, Education and Childcare	Senior loan	08/2019	6.8		8,354	8,354
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior loan	08/2019	7.8		373	373
R.G. Barry Corporation	Personal, Food and Miscellaneous Services	Senior loan	09/2019	6.0		5,880	5,821
Radiology Partners, Inc.(3)	Healthcare, Education and Childcare	Senior loan	09/2020	6.5		7,072	7,001
Radiology Partners, Inc.(3)	Healthcare, Education and Childcare	Senior loan	09/2020	6.5		801	792
Radiology Partners, Inc.(3)	Healthcare, Education and Childcare	Senior loan	09/2020	6.5		510	505
Radiology Partners, Inc.(3)(4)	Healthcare, Education and Childcare	Senior loan	09/2020	N/A	(5)	—	(6)
Radiology Partners, Inc.(3)(4)	Healthcare, Education and Childcare	Senior loan	09/2020	N/A	(5)	—	(3)
Reliant Pro ReHab, LLC(3)	Healthcare, Education and Childcare	Senior loan	12/2017	6.0		3,337	3,337
RSC Acquisition, Inc.(3)	Insurance	Senior loan	11/2022	6.3		3,732	3,732
RSC Acquisition, Inc.(3)	Insurance	Senior loan	11/2022	6.3		172	172
RSC Acquisition, Inc.	Insurance	Senior loan	11/2020	6.8		33	33
Rubio’s Restaurants, Inc.(3)	Beverage, Food and Tobacco	Senior loan	11/2018	6.0		5,044	5,044
Rug Doctor LLC	Personal and Non Durable Consumer Products	Senior loan	06/2018	6.3		7,780	7,780
Saldon Holdings, Inc.	Diversified/ Conglomerate Service	Senior loan	09/2021	5.5		2,718	2,718
Sarnova HC, LLC	Healthcare, Education and Childcare	Senior loan	01/2022	5.8		3,722	3,722
SEI, Inc.	Electronics	Senior loan	07/2021	5.8		8,711	8,711
Self Esteem Brands, LLC(3)	Leisure, Amusement, Motion Pictures, Entertainment	Senior loan	02/2020	5.0		6,342	6,342
Severin Acquisition, LLC(3)	Diversified/ Conglomerate Service	Senior loan	07/2021	5.9		4,882	4,858
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8		951	932

SLF Loan Portfolio as of September 30, 2016 – (continued)

Portfolio Company	Business Description	Investment Type	Maturity Date	Current Interest Rate(1)		Principal/ Par Amount	Fair Value(2)
						(In thousands)
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8		$75	$74
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8		75	73
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8		75	73
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8		75	73
Smashburger Finance LLC(4)	Beverage, Food and Tobacco	Senior loan	05/2018	N/A	(5)	—	(2)
Systems Maintenance Services Holding, Inc.(3)	Electronics	Senior loan	10/2019	5.0		2,396	2,396
Tate’s Bake Shop, Inc.(3)	Beverage, Food and Tobacco	Senior loan	08/2019	6.0		2,955	2,955
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	5.3		4,582	4,566
Transaction Data Systems, Inc.(3)	Diversified/ Conglomerate Service	Senior loan	06/2021	6.3		5,260	5,260
Transaction Data Systems, Inc.	Diversified/ Conglomerate Service	Senior loan	06/2020	5.5		9	8
W3 Co.	Oil and Gas	Senior loan	03/2020	5.8		2,924	2,295
Worldwide Express Operations, LLC	Cargo Transport	Senior loan	07/2019	6.0		4,869	4,869
Worldwide Express Operations, LLC	Cargo Transport	Senior loan	07/2019	6.0		100	100
Young Innovations, Inc.(3)	Healthcare, Education and Childcare	Senior loan	01/2019	5.3		3,804	3,818
Young Innovations, Inc.(3)	Healthcare, Education and Childcare	Senior loan	01/2018	6.8		122	118
Zest Holdings, LLC	Healthcare, Education and Childcare	Senior loan	08/2020	5.8		5,282	5,282
						$331,473	$323,510

(1)	Represents the weighted average annual current interest rate as of September 30, 2016. All interest rates are payable in cash.
(2)	Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in our board of directors’ valuation process described elsewhere herein.
(3)	We also hold a portion of the first lien senior secured loan in this portfolio company.
(4)	The negative fair value is the result of the unfunded commitment being valued below par.
(5)	The entire commitment was unfunded at September 30, 2016. As such, no interest is being earned on this investment.
(6)	Loan was on non-accrual status as of September 30, 2016, meaning that SLF has ceased recognizing interest income on the loan.

SLF Loan Portfolio as of September 30, 2015

Portfolio Company	Business Description	Investment Type	Maturity Date	Current Interest Rate(1)		Principal/ Par Amount	Fair Value(2)
						(In thousands)
1011778 B.C. ULC (New Red Finance/Burger King)	Beverage, Food and Tobacco	Senior loan	12/2021	3.8%		$2,271	$2,264
5.11, Inc.(3)	Textiles and Leather	Senior loan	02/2020	6.0		3,162	3,172
Acosta, Inc.	Diversified/ Conglomerate Service	Senior loan	09/2021	4.3		2,978	2,938
ACTIVE Network, Inc.	Electronics	Senior loan	11/2020	5.5		1,965	1,951
Aderant North America, Inc.	Diversified/ Conglomerate Service	Senior loan	12/2018	5.3		4,195	4,195
Advanced Pain Management Holdings, Inc.	Healthcare, Education and Childcare	Senior loan	02/2018	6.3		6,946	6,807
Advanced Pain Management Holdings, Inc.	Healthcare, Education and Childcare	Senior loan	02/2018	6.3		475	460
Advanced Pain Management Holdings, Inc.(4)	Healthcare, Education and Childcare	Senior loan	02/2018	N/A	(5)	—	(23)
Affordable Care Inc.	Personal, Food and Miscellaneous Services	Senior loan	12/2018	5.5		3,976	3,976
Aimbridge Hospitality, LLC	Hotels, Motels, Inns, and Gaming	Senior loan	10/2018	5.8		5,204	5,204
ARG IH Corporation	Beverage, Food and Tobacco	Senior loan	11/2020	4.8		4,370	4,385
Arise Virtual Solutions, Inc.(3)(4)	Telecommunications	Senior loan	12/2018	N/A	(5)	—	(23)
Arise Virtual Solutions, Inc.(3)	Telecommunications	Senior loan	12/2018	6.8		11,729	11,494
Atkins Nutritionals, Inc(3)	Beverage, Food and Tobacco	Senior loan	01/2019	6.3		5,872	5,879
Atrium Innovations	Personal and Non Durable Consumer Products	Senior loan	02/2021	4.3		3,520	3,336
BJ’s Wholesale Club, Inc.	Retail Stores	Senior loan	09/2019	4.5		2,957	2,934
BMC Software, Inc.	Electronics	Senior loan	09/2020	5.0		1,895	1,729
Brickman Group Ltd. LLC	Farming and Agriculture	Senior loan	12/2020	4.0		1,980	1,954
C.B. Fleet Company, Incorporated	Personal and Non Durable Consumer Products	Senior loan	10/2020	5.4		5,630	5,630
C.B. Fleet Company, Incorporated	Personal and Non Durable Consumer Products	Senior loan	10/2020	5.4		696	696
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior loan	12/2020	5.8		4,417	4,401
Connect Merger Sub, Inc.	Telecommunications	Senior loan	04/2020	4.8		3,935	3,820

SLF Loan Portfolio as of September 30, 2015

Portfolio Company	Business Description	Investment Type	Maturity Date	Current Interest Rate(1)		Principal/ Par Amount	Fair Value(2)
						(In thousands)
CPI Buyer, LLC (Cole-Parmer)(3)	Healthcare, Education and Childcare	Senior loan	08/2021	5.5		$5,955	$5,925
Curo Health Services LLC(3)	Healthcare, Education and Childcare	Senior loan	02/2022	6.5		5,970	5,990
DentMall MSO, LLC	Retail Stores	Senior loan	07/2019	6.0		10,251	10,046
DentMall MSO, LLC	Retail Stores	Senior loan	07/2019	6.0		1,000	946
Dialysis Newco, Inc.	Healthcare, Education and Childcare	Senior loan	04/2021	4.5		2,469	2,470
DISA Holdings Acquisition Subsidiary Corp.	Diversified/ Conglomerate Service	Senior loan	12/2020	5.5		4,614	4,384
DISA Holdings Acquisition Subsidiary Corp.	Diversified/ Conglomerate Service	Senior loan	12/2020	6.8		96	43
EAG, INC. (Evans Analytical Group)	Diversified/ Conglomerate Service	Senior loan	07/2017	5.0		2,245	2,245
Extreme Reach Inc.	Broadcasting and Entertainment	Senior loan	01/2020	6.8		5,612	5,591
Federal-Mogul Corporation	Automobile	Senior loan	04/2021	4.8		3,960	3,769
GSDM Holdings Corp.(3)	Healthcare, Education and Childcare	Senior loan	06/2019	5.3		1,782	1,782
Hygenic Corporation, The(3)	Personal and Non Durable Consumer Products	Senior loan	10/2020	6.0		4,515	4,515
Integrated Supply Network, LLC(3)	Automobile	Senior loan	02/2020	6.3		12,000	12,000
Integrated Supply Network, LLC(3)	Automobile	Senior loan	02/2020	6.9		734	734
Joerns Healthcare, LLC	Healthcare, Education and Childcare	Senior loan	05/2020	6.2		9,696	9,647
Julio & Sons Company	Beverage, Food and Tobacco	Senior loan	09/2017	6.5		6,906	6,906
Julio & Sons Company	Beverage, Food and Tobacco	Senior loan	09/2017	6.5		254	254
K&N Engineering, Inc.(3)	Automobile	Senior loan	07/2019	5.3		3,865	3,749
K&N Engineering, Inc.(3)	Automobile	Senior loan	07/2019	5.3		183	177
K&N Engineering, Inc.(3)(4)	Automobile	Senior loan	07/2019	N/A	(5)	—	(6)
Mister Car Wash Holdings, Inc.	Automobile	Senior loan	08/2021	5.0		2,970	2,971
National Veterinary Associates, Inc.	Personal, Food and Miscellaneous Services	Senior loan	08/2021	4.8		990	991
Netsmart Technologies, Inc.(3)	Diversified/ Conglomerate Service	Senior loan	02/2019	6.3		10,448	10,448

SLF Loan Portfolio as of September 30, 2015

Portfolio Company	Business Description	Investment Type	Maturity Date	Current Interest Rate(1)	Principal/ Par Amount	Fair Value(2)
					(In thousands)
Netsmart Technologies, Inc.(3)	Diversified/ Conglomerate Service	Senior loan	02/2019	7.5	$231	$231
Northwestern Management Services, LLC	Healthcare, Education and Childcare	Senior loan	10/2017	6.3	3,912	3,912
Northwestern Management Services, LLC	Healthcare, Education and Childcare	Senior loan	10/2017	7.0	147	147
Northwestern Management Services, LLC	Healthcare, Education and Childcare	Senior loan	10/2017	6.3	47	47
Octane Fitness, LLC	Leisure, Amusement, Motion Pictures, Entertainment	Senior loan	10/2018	6.5	7,718	7,718
Paradigm DKD Group, LLC	Buildings and Real Estate	Senior loan	11/2018	6.8	2,037	2,037
Paradigm DKD Group, LLC	Buildings and Real Estate	Senior loan	11/2018	6.9	292	292
Pasternack Enterprises, Inc.	Diversified/ Conglomerate Manufacturing	Senior loan	12/2017	6.3	1,044	1,044
Payless ShoeSource, Inc.	Retail Stores	Senior loan	03/2021	5.0	1,975	1,580
PetVet Care Centers LLC(3)	Personal, Food and Miscellaneous Services	Senior loan	12/2020	5.5	5,955	5,955
PetVet Care Centers LLC(3)	Personal, Food and Miscellaneous Services	Senior loan	12/2020	5.5	646	646
PowerPlan Holdings, Inc.(3)	Utilities	Senior loan	02/2022	6.3	12,000	12,000
Premise Health Holding Corp.(3)	Healthcare, Education and Childcare	Senior loan	06/2020	5.5	11,921	11,921
Premise Health Holding Corp.(3)	Healthcare, Education and Childcare	Senior loan	06/2020	5.5	283	283
R.G. Barry Corporation	Personal, Food and Miscellaneous Services	Senior loan	09/2019	6.0	6,272	6,209
Reliant Pro ReHab, LLC(3)	Healthcare, Education and Childcare	Senior loan	06/2017	6.0	4,225	4,225
Renaissance Pharma (U.S.) Holdings Inc.	Healthcare, Education and Childcare	Senior loan	05/2018	5.0	3,758	3,758
Renaissance Pharma (U.S.) Holdings Inc.	Healthcare, Education and Childcare	Senior loan	05/2018	6.3	71	71
Rubio’s Restaurants, Inc(3)	Retail Stores	Senior loan	11/2018	6.0	5,095	5,095
Rug Doctor LLC(3)	Personal and Non Durable Consumer Products	Senior loan	12/2016	6.3	9,769	9,769
Scientific Games International, Inc.	Hotels, Motels, Inns, and Gaming	Senior loan	10/2020	6.0	3,935	3,891

SLF Loan Portfolio as of September 30, 2015

Portfolio Company	Business Description	Investment Type	Maturity Date	Current Interest Rate(1)	Principal/ Par Amount	Fair Value(2)
					(In thousands)
SEI, Inc.	Electronics	Senior loan	07/2021	5.8	$8,799	$8,711
Self Esteem Brands, LLC(3)	Leisure, Amusement, Motion Pictures, Entertainment	Senior loan	02/2020	5.0	7,930	7,930
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.3	960	960
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.3	75	75
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.3	75	75
Spear Education, LLC	Healthcare, Education and Childcare	Senior loan	08/2019	6.0	5,960	5,960
Spear Education, LLC	Healthcare, Education and Childcare	Senior loan	08/2019	6.0	500	500
Syncsort Incorporated(3)	Electronics	Senior loan	03/2019	5.8	8,860	8,860
Systems Maintenance Services Holding, Inc.(3)	Electronics	Senior loan	10/2019	5.0	2,415	2,415
Take 5 Oil Change, L.L.C.	Automobile	Senior loan	07/2018	6.3	6,647	6,647
Take 5 Oil Change, L.L.C.	Automobile	Senior loan	07/2018	6.3	187	187
Tate’s Bake Shop, Inc.	Beverage, Food and Tobacco	Senior loan	08/2019	5.8	2,978	2,978
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	5.3	4,651	4,651
Transaction Data Systems, Inc.	Diversified/ Conglomerate Service	Senior loan	06/2021	5.5	4,545	4,545
W3 Co.	Oil and Gas	Senior loan	03/2020	5.8	2,954	2,516
WII Components, Inc.(3)	Home and Office Furnishings, Housewares, and Durable Consumer	Senior loan	07/2018	5.3	3,008	3,008
Young Innovations, Inc.(3)	Healthcare, Education and Childcare	Senior loan	01/2019	5.3	4,018	4,018
					$320,583	$317,623

(1)	Represents the weighted average annual current interest rate as of September 30, 2015. All interest rates are payable in cash.
(2)	Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in our board of directors’ valuation process described elsewhere herein.
(3)	We also hold a portion of the senior loan in this portfolio company.
(4)	The negative fair value is the result of the unfunded commitment being valued below par.
(5)	The entire commitment was unfunded at September 30, 2015. As such, no interest is being earned on this investment.

We have committed to fund $140.0 million of subordinated notes and $35.0 million of LLC equity interest subscriptions to SLF. The amortized cost, net of principal repayments that are subject to recall, and fair value of the subordinated notes in SLF held by us was $77.3 million and $77.3 million, respectively, as of September 30, 2016, and $76.6 million and $76.6 million, respectively, as of September 30, 2015. As of September 30, 2016, the subordinated notes pay a weighted average interest rate of three-month LIBOR plus 8.0%. For the years ended September 30, 2016 and 2015, we earned interest income of $6.9 million and $3.7 million, respectively, on the subordinated notes. As of September 30, 2016 and 2015, $23.2 million and $9.3 million, respectively, of our LLC equity interest subscriptions had been called and contributed, net of return of capital distributions subject to recall. For the years ended September 30, 2016 and 2015, we received $4.1 million and $1.4 million, respectively, in dividend income from the LLC equity interests.

For the years ended September 30, 2016 and 2015, we earned a total return on our weighted average capital invested in SLF of 6.6% and 7.1%, respectively. The total return on weighted average capital invested is calculated by dividing total income earned on our investments in SLF subordinated notes and LLC equity interests by the combined daily average of our investments in (1) the principal of the SLF subordinated notes and (2) the NAV of the SLF LLC equity interests.

Below is certain summarized financial information for SLF as of and for the years ended September 30, 2016 and 2015:

	As of September 30,
	2016	2015
	(In thousands)
Selected Balance Sheet Information, at fair value
Investments, at fair value	$323,510	$317,623
Cash and other assets(1)	7,281	5,772
Receivable from investments sold	1,995	—
Total assets(1)	$332,786	$323,395
Senior credit facility	$214,050	$212,300
Unamortized debt issuance costs(1)	(949)	(2,464)
Other liabilities	567	489
Total liabilities(1)	213,668	210,325
Subordinated notes and members’ equity	119,118	113,070
Total liabilities and members’ equity(1)	$332,786	$323,395

	Years ended September 30,
	2016	2015
	(In thousands)
Selected Statement of Operations Information:
Interest income	$22,016	$10,906
Fee income	84	4
Total investment income	22,100	10,910
Interest expense	15,715	7,701
Administrative service fee	457	249
Other expenses	151	103
Total expenses	16,323	8,053
Net investment income	5,777	2,857
Net realized gains (losses) on investments	(479)	9
Net change in unrealized appreciation (depreciation) on investments, subordinated notes and secured borrowings	(4,685)	(2,206)
Net increase (decrease) in net assets	$613	$660

(1)	On October 1, 2015, SLF adopted ASU 2015-03 which requires that debt issuance costs related to recognized debt liability to be presented on the balance sheet as a direct deduction from the carrying amount of the debt liability rather than as an asset. Adoption of ASU 2015-03 requires the changes to be applied retrospectively.

SLF has elected to fair value the subordinated notes issued to us and RGA under ASC Topic 825 — Financial Instruments, or ASC Topic 825. The subordinated notes are valued by calculating the net present value of the future expected cash flow streams using an appropriate risk-adjusted discount rate model. For the year ended September 30, 2016, SLF did not recognize any unrealized depreciation or unrealized appreciation on the subordinated notes. For the year ended September 30, 2015, SLF recognized $0.1 million in unrealized appreciation on the subordinated notes. The following table presents the difference between fair value and the aggregate contractual principal amounts of subordinated notes for which the fair value option has been elected as of September 30, 2016 and 2015:

	As of September 30, 2016			As of September 30, 2015
	(In thousands)			(In thousands)
	Par Value	Carrying Value	Fair Value	Par Value	Carrying Value	Fair Value
Subordinated notes	$88,344	$88,344	$88,344	$87,500	$87,500	$87,500

Contractual Obligations and Off-Balance Sheet Arrangements

A summary of our significant contractual payment obligations as of September 30, 2016 is as follows:

	Payments Due by Period (In millions)
	Total	Less Than 1 Year	1 – 3 Years	3 – 5 Years	More Than 5 Years
2010 Debt Securitization	$215.0	$—	$—	$—	$215.0
2014 Debt Securitization	246.0	—	—	—	246.0
SBA debentures	277.0	—	—	55.3	221.7
Credit Facility	126.7	—	—	126.7	—
Adviser Revolver	—	—	—	—	—
Unfunded commitments(1)	81.4	81.4	—	—	—
Total contractual obligations(2)	$946.1	$81.4	$—	$182.0	$682.7

(1)	Unfunded commitments represent all amounts unfunded commitments to fund investments, excluding our investments in SLF, as of September 30, 2016. These amounts may or may not be funded to the borrowing party now or in the future. The unfunded commitments relate to loans with various maturity dates, but we are showing this amount in the less than one year category as this entire amount was eligible for funding to the borrowers as of September 30, 2016, subject to the terms of each loan’s respective credit agreement.
(2)	Total contractual obligations exclude $0.5 million of secured borrowings.

We may become a party to financial instruments with off-balance sheet risk in the normal course of our business to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. As of September 30, 2016 and 2015, we had outstanding commitments to fund investments totaling $81.4 million and $121.5 million, respectively. We have commitments of up to $66.4 million and $75.2 million to SLF as of September 30, 2016 and 2015, respectively, that may be contributed primarily for the purpose of funding new investments approved by the SLF investment committee.

We have certain contracts under which we have material future commitments. We have entered into the Investment Advisory Agreement with GC Advisors in accordance with the 1940 Act. Under the Investment Advisory Agreement, GC Advisors provides us with investment advisory and management services. For these services, we pay (1) a management fee equal to a percentage of the average adjusted value of our gross assets and (2) an incentive fee based on our performance. To the extent that GC Advisors or any of its affiliates provides investment advisory, collateral management or other similar services to a subsidiary of ours, we reduce the base management fee by an amount equal to the product of (1) the total fees paid to GC Advisors by such subsidiary for such services and (2) the percentage of such subsidiary’s total equity that is owned, directly or indirectly, by us.

Under the Administration Agreement, the Administrator furnishes us with office facilities and equipment, provides us clerical, bookkeeping and record keeping services at such facilities and provides us with other administrative services necessary to conduct our day-to-day operations. We reimburse the Administrator for the allocable portion (subject to the review and approval of our board of directors) of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. The Administrator also provides on our behalf managerial assistance to those portfolio companies to which we are required to offer to provide such assistance.

If any of the contractual obligations discussed above are terminated, our costs under any new agreements that we enter into may increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we receive under our Investment Advisory Agreement and our Administration Agreement. Any new investment advisory agreement would also be subject to approval by our stockholders.

Distributions

We intend to make quarterly distributions to our stockholders as determined by our board of directors. For additional details on distributions, see “Income taxes” in Note 2 to our consolidated financial statements.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of our distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a business development company under the 1940 Act. If we do not distribute a certain percentage of our income annually, we will suffer adverse U.S. federal income tax consequences, including the possible loss of our ability to be subject to tax as a RIC. We cannot assure stockholders that they will receive any distributions.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified within capital accounts in the financial statements to reflect their tax character. For example, permanent differences in classification may result from the treatment of distributions paid from short-term gains as ordinary income dividends for tax purposes. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.

To the extent our taxable earnings fall below the total amount of our distributions for any tax year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying a dividend payment carefully and should not assume that the source of any distribution is our ordinary income or gains.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, our stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of our dividend reinvestment plan. If a stockholder opts out, that stockholder will receive cash distributions. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following items as critical accounting policies.

Fair Value Measurements

We value investments for which market quotations are readily available at their market quotations. However, a readily available market value is not expected to exist for many of the investments in our portfolio, and we value these portfolio investments at fair value as determined in good faith by our board of directors under our valuation policy and process.

Valuation methods may include comparisons of the portfolio companies to peer companies that are public, determination of the enterprise value of a portfolio company, discounted cash flow analysis and a market interest rate approach. The factors that are taken into account in fair value pricing investments include: available current market data, including relevant and applicable market trading and transaction comparables; applicable market yields and multiples; security covenants; call protection provisions; information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business; comparisons of financial ratios of peer companies that are public; comparable merger and acquisition transactions; and the principal market and enterprise values. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will consider the pricing indicated by the external event to corroborate the private equity valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from values that may ultimately be received or settled.

Our board of directors is ultimately and solely responsible for determining, in good faith, the fair value of investments that are not publicly traded, whose market prices are not readily available on a quarterly basis or any other situation where portfolio investments require a fair value determination.

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company investment being initially valued by the investment professionals of GC Advisors responsible for credit monitoring.
•	Preliminary valuation conclusions are then documented and discussed with our senior management and GC Advisors.
•	The audit committee of our board of directors reviews these preliminary valuations.
•	At least once annually, the valuation for each portfolio investment is reviewed by an independent valuation firm.
•	The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith.

Determination of fair values involves subjective judgments and estimates. Under current auditing standards, the notes to our consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our consolidated financial statements.

We follow ASC Topic 820 for measuring fair value. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the assets or liabilities or market and the assets’ or liabilities’ complexity. Our fair value analysis includes an analysis of the value of any unfunded loan commitments. Assets and liabilities are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the asset or liability as of the measurement date. The three levels are defined as follows:

Level 1:  Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2:  Inputs include quoted prices for similar assets or liabilities in active markets and inputs that are observable for the assets or liabilities, either directly or indirectly, for substantially the full term of the assets or liabilities.

Level 3:  Inputs include significant unobservable inputs for the assets or liabilities and include situations where there is little, if any, market activity for the assets or liabilities. The inputs into the determination of fair value are based upon the best information available and may require significant management judgment or estimation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an asset’s or a liability’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and we consider factors specific to the asset or liability. We assess the levels of assets and liabilities at each measurement date, and transfers between levels are recognized on the actual date of the event or change in circumstances that caused the transfers. There were no transfers among Level 1, 2 and 3 of the fair value hierarchy for assets and liabilities during the years ended September 30, 2016, 2015 and 2014. The following section describes the valuation techniques used by us to measure different assets and liabilities at fair value and includes the level within the fair value hierarchy in which the assets and liabilities are categorized.

Valuation of Investments

Level 1 investments are valued using quoted market prices. Level 2 investments are valued using market consensus prices that are corroborated by observable market data and quoted market prices for similar assets and liabilities. Level 3 investments are valued at fair value as determined in good faith by our board of directors, based on input of management, the audit committee and independent valuation firms that have been engaged at the direction of our board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process. This valuation process is conducted at the end of each fiscal quarter, with approximately 25% (based on the number of portfolio companies) of our valuations of debt and equity investments without readily available market quotations subject to review by an independent valuation firm. As of September 30, 2016 and 2015, with the exception of money market funds included in cash and cash equivalents and restricted cash and cash equivalents (Level 1 investments) and investments measured at fair value using the NAV, all investments were valued using Level 3 inputs of the fair value hierarchy.

When determining fair value of Level 3 debt and equity investments, we may take into account the following factors, where relevant: the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons to publicly traded securities, and changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made and other relevant factors. The primary method for determining enterprise value uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s

EBITDA. The enterprise value analysis is performed to determine the value of equity investments and to determine if debt investments are credit impaired. If debt investments are credit impaired, we will use the enterprise value analysis or a liquidation basis analysis to determine fair value. For debt investments that are not determined to be credit impaired, we use a market interest rate yield analysis to determine fair value.

In addition, for certain debt investments, we may base our valuation on indicative bid and ask prices provided by an independent third party pricing service. Bid prices reflect the highest price that we and others may be willing to pay. Ask prices represent the lowest price that we and others may be willing to accept. We generally use the midpoint of the bid/ask range as our best estimate of fair value of such investment.

Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a market existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize significantly less than the value at which such investment had previously been recorded.

Our investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

Valuation of Secured Borrowings

We have elected the fair value option under ASC Topic 825 relating to accounting for debt obligations at their fair value for our secured borrowings, which arise due to partial loan sales that do not meet the criteria for sale treatment under ASC Topic 860 — Transfers and Servicing, or ASC Topic 860. All secured borrowings as of September 30, 2016 and 2015 were valued using Level 3 inputs under the fair value hierarchy, and our approach to determining fair value of Level 3 secured borrowings is consistent with our approach to determining fair value of the Level 3 investments that are associated with these secured borrowings as previously described.

Valuation of Other Financial Assets and Liabilities

Fair value of our debt is estimated using Level 3 inputs by discounting remaining payments using comparable market rates or market quotes for similar instruments at the measurement date, if available.

Revenue Recognition:

Our revenue recognition policies are as follows:

Investments and Related Investment Income:  Interest income is accrued based upon the outstanding principal amount and contractual interest terms of debt investments. Premiums, discounts, and origination fees are amortized or accreted into interest income over the life of the respective debt investment. For investments with contractual PIK interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, we do not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not likely to be collectible. In addition, we may generate revenue in the form of amendment, structuring or due diligence fees, fees for providing managerial assistance, consulting fees and prepayment premiums on loans and record these fees as fee income when received. Loan origination fees, original issues discount and market discount or premium are capitalized, and we accrete or amortize such amounts as interest income. We record prepayment premiums on loans as fee income. Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Distributions received from LLC and limited partnership, or LP, investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital. Generally, we will not record distributions from equity investments in LLCs and LPs as dividend income unless there are sufficient accumulated tax-basis earnings and profits in the LLC or LP prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment.

We account for investment transactions on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the cost basis of investment, without regard to unrealized gains or losses previously recognized. We report changes in fair value of investments from the prior period that is measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in our consolidated statement of operations.

Non-accrual:  Loans may be left on accrual status during the period we are pursuing repayment of the loan. Management reviews all loans that become past due 90 days or more on principal and interest or when there is reasonable doubt that principal or interest will not be collected for possible placement on non-accrual status. We generally reverse accrued interest when a loan is placed on non-accrual. Additionally, any original issue discount and market discount are no longer accreted to interest income as of the date the loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. We restore non-accrual loans to accrual status when past due principal and interest is paid and, in our management’s judgment, are likely to remain current. The total fair value of our non-accrual loans was $1.3 million and $6.5 million as of September 30, 2016 and 2015, respectively.

Partial loan sales:  We follow the guidance in ASC Topic 860, when accounting for loan participations and other partial loan sales. Such guidance requires a participation or other partial loan sale to meet the definition of a “participating interest”, as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales that do not meet the definition of a participating interest remain on our statements of assets and liabilities and the proceeds are recorded as a secured borrowing until the definition is met. Secured borrowings are carried at fair value to correspond with the related investments, which are carried at fair value.

Income taxes:

See “Consolidated Results of Operations — Expenses — Excise Tax Expense.”

Quantitative and Qualitative Disclosures about Market Risk

We are subject to financial market risks, including changes in interest rates. Many of the loans in our portfolio have floating interest rates, and we expect that our loans in the future may also have floating interest rates. These loans are usually based on a floating LIBOR and typically have interest rate reset provisions that adjust applicable interest rates under such loans to current market rates on a quarterly basis. The loans that are subject to the floating LIBOR rates are also subject to a minimum base rate, or floor, that we charge on our loans if the current market rates are below the respective floors. As of September 30, 2016 and 2015, the weighted average LIBOR floor on the loans subject to floating interest rates was 1.04% and 1.08%, respectively. Prior to their redemption on October 20, 2016, the Class A and B 2010 Notes issued as part of the 2010 Debt Securitization had floating interest rate provisions based on three-month LIBOR that resets quarterly as do the Class A-Refi and Class B-Refi 2010 Notes issued in connection with the refinancing of the 2010 Debt Securitization. In addition, Class A-1, A-2 and B 2014 Notes issued as part of the 2014 Debt Securitization have floating interest rate provisions based on three-month LIBOR that reset quarterly and the Credit Facility has a floating interest rate provision based on one-month LIBOR that resets daily. As of September 30, 2016 and 2015, the weighted average LIBOR floor on the secured borrowings, which reset quarterly, was 1.00% and 1.00%, respectively. We expect that other credit facilities into which we enter in the future may have floating interest rate provisions.

Assuming that the consolidated statement of financial condition as of September 30, 2016 were to remain constant and that we took no actions to alter interest rate sensitivity as of such date, the following table shows the annualized impact of hypothetical base rate changes in interest rates.

Change in interest rates	Increase (decrease) in interest income	Increase (decrease) in interest expense	Net increase (decrease) in investment income
	(In thousands)
Down 25 basis points	$(237)	$(1,469)	$1,232
Up 50 basis points	5,219	2,941	2,278
Up 100 basis points	13,167	5,881	7,286
Up 150 basis points	21,123	8,822	12,301
Up 200 basis points	29,079	11,763	17,316

Although we believe that this analysis is indicative of our sensitivity to interest rate changes as of September 30, 2016, it does not adjust for changes in the credit market, credit quality, the size and composition of the assets in our portfolio and other business developments, including borrowings under the Debt Securitizations, the Credit Facility or other borrowings, that could affect net increase in net assets resulting from operations, or net income. Accordingly, we can offer no assurances that actual results would not differ materially from the analysis above.

We may in the future hedge against interest rate fluctuations by using standard hedging instruments such as interest rate swaps, futures, options and forward contracts to the limited extent permitted under the 1940 Act and applicable commodities laws. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the investments in our portfolio with fixed interest rates.

Senior Securities

Information about our senior securities is shown as of the dates indicated in the below table. The report of our independent registered public accounting firm, Ernst & Young LLP, on the senior securities table as of September 30, 2016 is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
	(In thousands)
Retired Credit Facility
September 30, 2008	$123,083	$1,137	—	N/A
September 30, 2009	$315,306	$1,294	—	N/A
TRS
September 30, 2011	$77,986	$8,120	—	N/A
2010 Debt Securitization
September 30, 2010	$174,000	$2,487	—	N/A
September 30, 2011	$174,000	$3,620	—	N/A
September 30, 2012	$174,000	$4,165	—	N/A
September 30, 2013	$203,000	$5,301	—	N/A
September 30, 2014	$215,000	$6,641	—	N/A
September 30, 2015	$215,000	$7,537	—	N/A
September 30, 2016	$215,000	$8,086	—	N/A
2014 Debt Securitization
September 30, 2014	$246,000	$5,788	—	N/A
September 30, 2015	$246,000	$6,589	—	N/A
September 30, 2016	$246,000	$7,068	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)		Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
	(In thousands)
Credit Facility
September 30, 2011	$2,383		$263,101	—	N/A
September 30, 2012	$54,800		$13,283	—	N/A
September 30, 2013	$29,600		$36,418	—	N/A
September 30, 2014	$27,400		$52,199	—	N/A
September 30, 2015	$127,250		$12,765	—	N/A
September 30, 2016	$126,700		$13,766	—	N/A
Revolver
September 30, 2014	$0	$	N/A	—	N/A
September 30, 2015	$0	$	N/A	—	N/A
Adviser Revolver
September 30, 2016	$0	$	N/A	—	N/A
SBA Debentures
September 30, 2011	$61,300		$10,313	—	N/A
September 30, 2012	$123,500		$5,886	—	N/A
September 30, 2013	$179,500		$6,005	—	N/A
September 30, 2014	$208,750		$6,847	—	N/A
September 30, 2015	$225,000		$7,211	—	N/A
September 30, 2016	$277,000		$6,291	—	N/A
Total Debt(5)
September 30, 2008	$123,083		$1,137	—	N/A
September 30, 2009	$315,306		$1,294	—	N/A
September 30, 2010	$174,000		$2,487	—	N/A
September 30, 2011	$254,369		$2,240	—	N/A
September 30, 2012	$228,800		$2,632	—	N/A
September 30, 2013	$232,600		$3,859	—	N/A
September 30, 2014	$488,400		$2,494	—	N/A
September 30, 2015	$588,250		$2,375	—	N/A
September 30, 2016	$587,700		$2,488	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.
(4)	Not applicable because such senior securities are not registered for public trading.
(5)	These amounts exclude the SBA debentures pursuant to exemptive relief we received from the SEC on September 13, 2011.

PRICE RANGE OF COMMON STOCK

Our common stock began trading on April 15, 2010 and is currently traded on The Nasdaq Global Select Market under the symbol “GBDC”. The following table lists the high and low closing sale price for our common stock, the closing sale price as a percentage of net asset value, or NAV, and quarterly distributions per share since October 1, 2014.

Period	NAV(1)	Closing Sales Price		Premium of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)	Dividends and Distributions Declared
		High	Low
Fiscal year ending September 30, 2017
First quarter (through December 21, 2016)	N/A	$18.76	$17.55	N/A	N/A	$0.57	(3)
Fiscal year ending September 30, 2016
Fourth quarter	$15.96	$19.75	$18.18	23.7%	13.9%	$0.32
Third quarter	$15.88	$18.08	$16.84	13.9%	6.0%	$0.32
Second quarter	$15.85	$17.38	$15.23	9.7%	(3.9)%	$0.32
First quarter	$15.89	$17.47	$16.12	9.9%	1.4%	$0.32
Fiscal year ended September 30, 2015
Fourth quarter	$15.80	$17.13	$15.90	8.4%	0.6%	$0.32
Third quarter	$15.74	$17.90	$16.56	13.7%	5.2%	$0.32
Second quarter	$15.61	$18.04	$17.05	15.6%	9.2%	$0.32
First quarter	$15.55	$18.15	$16.15	16.7%	3.9%	$0.32

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as of the respective high or low closing sales price divided by the quarter-end NAV.
(3)	On November 14, 2016, our board of directors declared a quarterly distribution of $0.32 per share and a special distribution of $0.25 per share, both of which are payable on December 29, 2016 to holders of record as of December 12, 2016.

The last reported price for our common stock on December 21, 2016 was $18.41 per share. As of December 20, 2016, we had 295 stockholders of record.

THE COMPANY

General

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act. In addition, for U.S. federal income tax purposes, we have elected to be treated as a RIC under Subchapter M of the Code. We were formed in November 2009 to continue and expand the business of our predecessor, Golub Capital Master Funding LLC, which commenced operations in July 2007, to make investments primarily in senior secured, one stop, second lien and subordinated loans of, and warrants and minority equity securities in, U.S. middle-market companies that are, in most cases, sponsored by private equity firms.

Our investment objective is to generate current income and capital appreciation by investing primarily in senior secured and one stop loans of U.S. middle-market companies. We may also selectively invest in second lien and subordinated loans of, and warrants and minority equity securities in U.S. middle-market companies. We intend to achieve our investment objective by (1) accessing the established loan origination channels developed by Golub Capital, a leading lender to middle-market companies with over $18.0 billion in capital under management as of September 30, 2016, (2) selecting investments within our core middle-market company focus, (3) partnering with experienced sponsors, in many cases with whom Golub Capital has invested alongside in the past, (4) implementing the disciplined underwriting standards of Golub Capital and (5) drawing upon the aggregate experience and resources of Golub Capital.

As of September 30, 2016 and 2015, our portfolio at fair value was comprised of the following:

	As of September 30, 2016		As of September 30, 2015
Investment Type	Investments at Fair Value (In thousands)	Percentage of Total Investments	Investments at Fair Value (In thousands)	Percentage of Total Investments
Senior secured	$162,849	9.8%	$197,329	12.9%
One stop	1,304,467	78.5	1,134,222	74.1
Second lien	27,909	1.7	39,774	2.6
Subordinated debt	1,427	0.1	1,715	0.1
Subordinated notes in SLF(1)	77,301	4.7	76,563	5.0
LLC equity interests in SLF(1)	26,927	1.6	22,373	1.5
Equity	59,732	3.6	57,808	3.8
Total	$1,660,612	100.0%	$1,529,784	100.0%

(1)	Proceeds from the subordinated notes and LLC equity interests invested in SLF were utilized by SLF to invest in senior secured loans.

We seek to create a portfolio that includes primarily senior secured and one stop loans by primarily investing approximately $5.0 million to $30.0 million of capital, on average, in the securities of U.S. middle-market companies. We may also selectively invest more than $30.0 million in some of our portfolio companies and generally expect that the size of our individual investments will vary proportionately with the size of our capital base.

Our Adviser

Our investment activities are managed by our investment adviser, GC Advisors. GC Advisors is responsible for sourcing potential investments, conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. GC Advisors was organized in September 2008 and is a registered investment adviser under the Advisers Act. Under the Investment Advisory Agreement, we pay GC Advisors a base management fee and an incentive fee for its services. See “Management Agreements — Investment Advisory Agreement — Management Fee” for a discussion of the base management fee and incentive fee, including the cumulative income incentive fee and the income and capital gains incentive fee, payable by us to GC Advisors. Unlike most closed-end funds whose fees are based on assets net of leverage, our base management fee is based on our average-adjusted gross assets (including leverage but adjusted to exclude cash and cash equivalents so that investors do not pay the base management fee on such assets) and, therefore, GC Advisors benefits when we incur debt or use leverage. For purposes of the Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper instruments maturing within 270 days of purchase. Additionally, under the incentive fee structure, GC Advisors benefits when capital gains are recognized and, because it determines when a holding is sold, GC Advisors controls the timing of the recognition of capital gains. Our board of directors is charged with protecting our interests by monitoring how GC Advisors addresses these and other conflicts of interest associated with its management services and compensation. While not expected to review or approve each borrowing, our independent directors periodically review GC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors consider whether our fees and expenses (including those related to leverage) remain appropriate. See “Management Agreements — Investment Advisory Agreement — Board Approval of the Investment Advisory Agreement.”

GC Advisors is an affiliate of Golub Capital and pursuant to the Staffing Agreement, Golub Capital LLC makes experienced investment professionals available to GC Advisors and provides access to the senior investment personnel of Golub Capital LLC and its affiliates. The Staffing Agreement provides GC Advisors with access to deal flow generated by Golub Capital LLC and its affiliates in the ordinary course of their businesses and commits the members of GC Advisors’ investment committee to serve in that capacity. As our investment adviser, GC Advisors is obligated to allocate investment opportunities among us and its other clients fairly and equitably over time in accordance with its allocation policy. See “Related Party Transactions and Certain Relationships.” However, there can be no assurance that such opportunities will be allocated to us fairly or equitably in the short-term or over time. GC Advisors seeks to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Golub Capital LLC’s investment professionals.

Golub Capital LLC

Golub Capital LLC, an affiliate of GC Advisors, provides the administrative services necessary for us to operate. The Administrator furnishes us with office facilities and equipment and provides us clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under the Administration Agreement, the Administrator performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records we are required to maintain and preparing our reports to our stockholders and reports filed with the SEC. In addition, the Administrator also assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns, printing and disseminating reports to our stockholders and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. The Administrator may retain third parties to assist in providing administrative services to us. To the extent that the Administrator outsources any of its functions, we pay the fees associated with such functions on a direct basis without profit to the Administrator. We reimburse the Administrator for the allocable portion (subject to the review and approval of our board of directors) of the Administrator’s overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. The Administrator also provides on our behalf significant managerial assistance to those portfolio companies to which we are required to provide such assistance.

About Golub Capital

Golub Capital, founded in 1994, is a leading lender to middle-market companies, with a long track record of investing in senior secured, one stop, second lien and subordinated loans. As of September 30, 2016, Golub Capital managed over $13.1 billion of invested or available capital for senior secured, one stop, second lien and subordinated loan investments in middle-market companies. Since its inception, Golub Capital has closed deals with over 200 middle-market sponsors and repeat transactions with over 130 sponsors.

Golub Capital’s middle-market lending group is managed by a four-member senior management team consisting of Lawrence E. Golub, David B. Golub, Andrew H. Steuerman and Gregory W. Cashman. As of September 30, 2016, Golub Capital’s more than 90 investment professionals had an average of over 12 years of investment experience and were supported by more than 185 administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management.

Market Trends

We have identified the following trends that may affect our business:

Target Market.  We believe that small and middle-market companies in the United States with annual revenues between $10.0 million and $2.5 billion represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle-market companies have generated a significant number of investment opportunities for investment funds managed or advised by Golub Capital, and we believe that this market segment will continue to produce significant investment opportunities for us.

Specialized Lending Requirements.  We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. For example, based on the experience of our management team, lending to U.S. middle-market companies (1) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (2) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle-market and (3) may also require more extensive ongoing monitoring by the lender.

Demand for Debt Capital.  We believe there is a large pool of uninvested private equity capital for middle-market companies. We expect private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and subordinated debt from other sources, such as us.

Competition from Bank Lenders.  We believe that many commercial and investment banks have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, these lenders may be constrained in their ability to underwrite and hold bank loans for middle-market issuers as they seek to meet existing and future regulatory capital requirements. We believe these factors may result in opportunities for alternative funding sources to middle-market companies and therefore more market opportunities for us.

Market Environment.  We believe that as part of the path of economic recovery following the credit crisis, there has been increased competition for new middle-market investments due to some new non-bank finance companies that have entered the market and due to improving financial performance of middle-market companies. However, we believe that our scale and strong market position will continue to allow us to find investment opportunities with attractive risk-adjusted returns.

Competitive Strengths

Deep, Experienced Management Team.  We are managed by GC Advisors, which, as of September 30, 2016, had access through the Staffing Agreement to the resources and expertise of Golub Capital’s more than 280 employees, led by our chairman, Lawrence E. Golub, and our chief executive officer, David B. Golub. As of September 30, 2016, the more than 90 investment professionals of Golub Capital had an average of over 12 years of investment experience and were supported by more than 185 administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management. GC Advisors also manages GCIC, a Maryland corporation that has elected to be treated as a business development company. Golub Capital seeks to hire and retain high-quality investment professionals and reward those personnel based on investor returns.

In 2015, Golub Capital was awarded Creditflux Manager Awards “Best Business Development Company,” Global Capital’s US Securitization Awards “Best Middle Market CLO Manager for 2014” and Private Debt Investor’s “Lender of the Year, Americas” and “Unitranche Lender of the Year, Americas.” In 2014, Golub Capital was awarded Acquisition International’s 2014 Fund Awards “Credit Asset Management Firm of the Year — USA,” ACQ’s Global Awards “US Credit Asset Manager of the Year,” Acquisition International’s “Broadly Syndicated Loans Specialist of the Year — USA,” and Acquisition International’s Hedge Fund Award “USA Credit Asset Manager of the Year.” In 2013, Golub Capital was awarded Finance Monthly’s Global Awards 2013 “Credit Asset Manager of the Year” and DealMakers M&A Awards 2013 “Middle Market Lender of the Year.” These awards do not constitute an endorsement by such organizations of the securities being offered by this prospectus.

Leading U.S. Debt Platform Provides Access to Proprietary Relationship-Based Deal Flow.  GC Advisors gives us access to the deal flow of Golub Capital, one of the leading middle-market lenders in the United States. Golub Capital has been ranked a top 3 Traditional Middle Market Bookrunner each year from 2008 through 3Q 2016 by Thomson Reuters LPC for senior secured loans of up to $500.0 million for leveraged buyouts (based on number of deals completed). Since its inception, Golub Capital has closed deals with over 200 middle-market sponsors and repeat transactions with over 130 sponsors. We believe that Golub Capital receives relationship-based “early looks” and “last looks” at many investment opportunities in the U.S. middle-market market, allowing it to be highly selective in the transactions it pursues.

Disciplined Investment and Underwriting Process.  GC Advisors utilizes the established investment process of Golub Capital for reviewing lending opportunities, structuring transactions and monitoring investments. Using its disciplined approach to lending, GC Advisors seeks to minimize credit losses through effective underwriting, comprehensive due diligence investigations, structuring and the implementation of restrictive debt covenants.

Regimented Credit Monitoring.  Following each investment, GC Advisors implements a regimented credit monitoring system. This careful approach, which involves ongoing review and analysis by teams of professionals, has enabled GC Advisors to identify problems early and to assist borrowers before they face difficult liquidity constraints.

Concentrated Middle-Market Focus.  Because of our focus on the middle-market, we understand the following general characteristics of middle-market lending:

•	middle-market companies are generally less leveraged than large companies and, we believe, offer more attractive investment returns in the form of upfront fees, prepayment penalties and higher interest rates;
•	middle-market issuers are more likely to have simple capital structures;
•	carefully structured covenant packages enable middle-market lenders to take early action to remediate poor financial performance; and
•	middle-market lenders can undertake thorough due diligence investigations prior to investment.

Investment Criteria/Guidelines

We seek to generate strong risk-adjusted net returns by assembling a portfolio of investments across a broad range of industries and private equity investors.

We primarily target U.S. middle-market companies controlled by private equity investors that require capital for growth, acquisitions, recapitalizations, refinancings and leveraged buyouts. We may also make opportunistic loans to independently owned and publicly held middle-market companies. We seek to partner with strong management teams executing long-term growth strategies. Target businesses will typically exhibit some or all of the following characteristics:

•	annual EBITDA of $10.0 million to $75.0 million;
•	sustainable leading positions in their respective markets;
•	scalable revenues and operating cash flow;

•	experienced management teams with successful track records;
•	stable, predictable cash flows with low technology and market risks;
•	a substantial equity cushion in the form of capital ranking junior to our investment;
•	low capital expenditures requirements;
•	a North American base of operations;
•	strong customer relationships;
•	products, services or distribution channels having distinctive competitive advantages;
•	defensible niche strategy or other barriers to entry; and
•	demonstrated growth strategies.

While we believe that the criteria listed above are important in identifying and investing in prospective portfolio companies, not all of these criteria will be met by each prospective portfolio company.

Investment Process Overview

We view our investment process as consisting of four distinct phases described below:

Origination.  GC Advisors sources investment opportunities through access to a network of over 10,000 individual contacts developed in the financial services and related industries by Golub Capital and managed through a proprietary customer relationship database. Among these contacts is an extensive network of private equity firms and relationships with leading middle-market senior lenders. The senior deal professionals of Golub Capital supplement these leads through personal visits and marketing campaigns. It is their responsibility to identify specific opportunities, to refine opportunities through candid exploration of the underlying facts and circumstances and to apply creative and flexible thinking to solve clients’ financing needs. Golub Capital’s origination personnel are located in offices in Chicago, New York and San Francisco. Each originator maintains long-standing customer relationships and is responsible for covering a specified target market. We believe those originators’ strength and breadth of relationships across a wide range of markets generate numerous financing opportunities, which we believe enables GC Advisors to be highly selective in recommending investments to us.

Underwriting.  We utilize the systematic, consistent approach to underwriting developed by Golub Capital, with a particular focus on determining the value of a business in a downside scenario. The key criteria that we consider include (1) strong and resilient underlying business fundamentals, (2) a substantial equity cushion in the form of capital ranking junior in right of payment to our investment and (3) a conclusion that overall “downside” risk is manageable. While the size of our equity cushion will vary over time and across industries, the equity cushion generally sought by GC Advisors today is between 35% and 45% of total portfolio capitalization. We generally focus on the criteria developed by Golub Capital for evaluating prospective portfolio companies, and we put more emphasis on credit considerations (such as (1) loan-to-value ratio (which is the amount of our loan divided by the enterprise value of the company in which we are investing), (2) the ability of the company to maintain a liquidity cushion through economic cycles and in downside scenarios, (3) the ability of the company to service its fixed charge obligations under a variety of scenarios and (4) its anticipated strategic value in a downturn) than on profit potential and loan pricing. Our due diligence process for middle-market credits will typically entail:

•	a thorough review of historical and pro forma financial information,
•	on-site visits;
•	interviews with management and employees;
•	a review of loan documents and material contracts;

•	third-party “quality of earnings” accounting due diligence;
•	when appropriate, background checks on key managers and research relating to the company’s business, industry, markets, customers, suppliers, products and services and competitors; and
•	the commission of third-party market studies when appropriate.

The following chart illustrates the stages of Golub Capital’s evaluation and underwriting process:

ILLUSTRATIVE DEAL EVALUATION PROCESS

Execution.  In executing transactions for us, GC Advisors utilizes the due diligence process developed by Golub Capital. Through a consistent approach to underwriting and careful attention to the details of execution, it seeks to close deals as fast or faster than competitive financing providers while maintaining discipline with respect to credit, pricing and structure to ensure the ultimate success of the financing. Upon completion of due diligence, the investment team working on an investment delivers a memorandum to GC Advisors’ investment committee. Once an investment has been approved by the investment committee, it moves through a series of steps towards negotiation of final documentation. Upon completion of final documentation, a loan is funded upon the execution of an investment committee memorandum by members of GC Advisors’ investment committee.

Monitoring.  We view active portfolio monitoring as a vital part of our investment process. We consider board observation rights, where appropriate, regular dialogue with company management and sponsors and detailed, internally generated monitoring reports to be critical to our performance. Golub Capital has developed a monitoring template that is designed to reasonably ensure compliance with these standards. This template is used by GC Advisors as a tool to assess investment performance relative to our investment plan.

As part of the monitoring process, GC Advisors regularly assesses the risk profile of each of our investments and rates each of them based on an internal system developed by Golub Capital and its affiliates. This system is not generally accepted in our industry or used by our competitors. It is based on the following categories, which we refer to as GC Advisors’ internal performance rating:

Internal Performance Ratings
Rating	Definition
5	Involves the least amount of risk in our portfolio. The borrower is performing above expectations, and the trends and risk factors are generally favorable.
4	Involves an acceptable level of risk that is similar to the risk at the time of origination. The borrower is generally performing as expected, and the risk factors are neutral to favorable.
3	Involves a borrower performing below expectations and indicates that the loan’s risk has increased somewhat since origination. The borrower may be out of compliance with debt covenants; however, loan payments are generally not past due.
2	Involves a borrower performing materially below expectations and indicates that the loan’s risk has increased materially since origination. In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due (but generally not more than 180 days past due).
1	Involves a borrower performing substantially below expectations and indicates that the loan’s risk has substantially increased since origination. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. Loans rated 1 are not anticipated to be repaid in full and we will reduce the fair market value of the loan to the amount we anticipate will be recovered.

Our internal performance ratings do not constitute any rating of investments by a nationally recognized statistical rating organization or represent or reflect any third-party assessment of any of our investments.

For any investment rated 1, 2 or 3, GC Advisors will increase its monitoring intensity and prepare regular updates for the investment committee, summarizing current operating results and material impending events and suggesting recommended actions.

GC Advisors monitors and, when appropriate, changes the internal performance ratings assigned to each investment in our portfolio. In connection with our valuation process, GC Advisors and our board of directors review these internal performance ratings on a quarterly basis.

The following table shows the distribution of our investments on the 1 to 5 internal performance rating scale at fair value as of September 30, 2016 and 2015:

	September 30, 2016		September 30, 2015
Internal Performance Rating	Investments at Fair Value (In thousands)	Percentage of Total Investments	Investments at Fair Value (In thousands)	Percentage of Total Investments
5	$93,768	5.7%	$134,142	8.8%
4	1,380,274	83.1	1,298,558	84.9
3	176,464	10.6	87,687	5.7
2	9,950	0.6	9,397	0.6
1	156	0.0 *	—	—
Total	$1,660,612	100.0%	$1,529,784	100.0%

*	Represents an amount less than 0.1%.

Investment Committee

GC Advisors’ investment committee, which is comprised of officers of GC Advisors, evaluates and approves all of our investments, subject to the oversight of our board of directors. The investment committee process is intended to bring the diverse experience and perspectives of the committee’s members to the analysis and consideration of each investment. The investment committee currently consists of Lawrence E. Golub, David B. Golub, Andrew H. Steuerman and Gregory W. Cashman. The investment committee serves to provide investment consistency and adherence to our core investment philosophy and policies. The investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

In addition to reviewing investments, investment committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow are reviewed on a regular basis. Members of the investment team are encouraged to share information and credit views with the investment committee early in their analysis. We believe this process improves the quality of the analysis and assists the deal team members to work more efficiently.

Each transaction is presented to the investment committee in a formal written report. All of our new investments must be approved by a consensus of the investment committee. Each member of the investment committee performs a similar role for other investment funds, accounts or other investment vehicles, collectively referred to as accounts, sponsored or managed by Golub Capital and its affiliates.

Investment Structure

Once we have determined that a prospective portfolio company is suitable for investment, we work with the management of that company and its other capital providers to structure an investment. We negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure.

We structure our investments, which typically have maturities of three to seven years as described below. Our loans typically provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount at maturity.

Senior Secured Loans.  When we structure investments in senior secured loans, we obtain security interests in the assets of the portfolio company that serve as collateral in support of the repayment of such loans. This collateral may take the form of first-priority liens on the assets of the portfolio company borrower.

One Stop Loans.  We structure our one stop loans as senior secured loans. We obtain security interests in the assets of the portfolio company that serve as collateral in support of the repayment of these loans. This collateral may take the form of first-priority liens on the assets of the portfolio company. In many cases, we together with our affiliates are the sole lenders of one stop loans, which can afford us additional influence over the borrower in terms of monitoring and, if necessary, remediation in the event of underperformance.

One stop loans include loans to technology companies undergoing strong growth due to new services, increased adoption and/or entry into new markets. We refer to loans to these companies as late stage lending loans. Other targeted characteristics of late stage lending businesses include strong customer revenue retention rates, a diversified customer base and backing from growth equity or venture capital firms. In some cases, the borrower’s high revenue growth is supported by a high level of discretionary spending. As part of the underwriting of such loans and consistent with industry practice, we may adjust our characterization of the earnings of such borrowers for a reduction or elimination of such discretionary expenses, if appropriate.

Second Lien Loans.  We structure these investments as junior, secured loans. We obtain security interests in the assets of the portfolio company that serve as collateral in support of the repayment of such loans. This collateral may take the form of second priority liens on the assets of a portfolio company.

Subordinated Loans.  We structure these investments as unsecured, subordinated loans that provide for relatively high, fixed interest rates that provide us with significant current interest income. These loans typically have interest-only payments (often representing a combination of cash pay and PIK interest) in the early years. Subordinated loan investments are generally more volatile than secured loans and may involve a greater risk of loss of principal. In addition, the PIK feature of many subordinated loans, which effectively operates as negative amortization of loan principal, increases credit risk exposure over the life of the loan.

Subordinated loan investments are generally more volatile than secured loans and may involve a greater risk of loss of principal. In addition, the PIK feature of many subordinated loans, which effectively operates as negative amortization of loan principal, increases credit risk exposure over the life of the loan.

Warrants and Minority Equity Securities.  In some cases, we may receive nominally priced warrants or options to buy a minority equity interest in the portfolio company in connection with a loan, which can allow us to achieve additional investment return from this equity interest. We may structure such warrants to include provisions protecting our rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events.

Senior Loan Fund.  We have invested in SLF, which as of September 30, 2016, consisted of a portfolio of loans to 62 different borrowers in industries similar to the companies in our portfolio. SLF invests in debt securities that are secured by a first lien on some or all of the issuer’s assets, including traditional senior debt and any related revolving or similar credit facility, in generally the same manner as our senior secured loans.

We tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its operating results. We seek to limit the downside potential of our investments by:

•	selecting investments that we believe have a very low probability of loss;
•	requiring a total return on our investments that we believe will compensate us appropriately for credit risk; and
•	negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with the preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights.

We expect to hold most of our investments to maturity or repayment, but we may sell some of our investments earlier if a liquidity event occurs, such as a sale, recapitalization or worsening of the credit quality of the portfolio company.

Investments

We seek to create a portfolio that includes primarily senior secured and one stop loans by investing approximately $5.0 million to $30.0 million of capital, on average, in the securities of middle-market companies. Set forth below is a list of our ten largest portfolio company investments as of September 30, 2016, as well as the top ten industries in which we were invested as of September 30, 2016, in each case excluding SLF, calculated as a percentage of our total investments as of such date.

Portfolio Company	Fair Value of Investments (In thousands)	Percentage of Total Investments
Atkins Nutritionals, Inc	$41,138	2.5%
Market Track, LLC	36,115	2.2
DCA Investment Holding, LLC	34,998	2.1
Vetcor Professional Practices LLC	32,243	1.9
First Watch Restaurants, Inc.	31,424	1.9
Accellos, Inc.	31,051	1.9
Certara L.P.	30,329	1.8
Integration Appliance, Inc.	30,152	1.8
Chase Industries, Inc.	28,186	1.7
NTS Technical Systems	26,746	1.6
	$322,382	19.4%

Industry	Fair Value of Investments (In thousands)	Percentage of Total Investments
Healthcare, Education and Childcare	$327,287	19.7%
Diversified/Conglomerate Service	274,198	16.5
Electronics	146,319	8.8
Beverage, Food and Tobacco	145,658	8.8
Retail Stores	137,940	8.3
Diversified/Conglomerate Manufacturing	84,306	5.1
Personal, Food and Miscellaneous Services	66,198	4.0
Aerospace and Defense	59,120	3.6
Leisure, Amusement, Motion Pictures, Entertainment	51,397	3.1
Printing and Publishing	46,814	2.8
	$1,339,237	80.7%

Managerial Assistance

As a business development company, we offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance would involve an arrangement to provide significant guidance and counsel concerning the management, operations or business objectives and policies of the portfolio company. The Administrator or an affiliate of the Administrator provides such managerial assistance on our behalf to portfolio companies that request this assistance. We may receive fees for these services and reimburse the Administrator or an affiliate of the Administrator, as applicable, for its allocated costs in providing such assistance, subject to the review and approval by our board of directors, including our independent directors.

Competition

Our primary competitors in providing financing to middle-market companies include public and private funds, other business development companies, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or to the source-of-income, asset diversification and distribution requirements we must satisfy to maintain our qualification as a RIC.

We use the expertise of the investment professionals of Golub Capital and its affiliates to which we have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, the relationships of the senior members of Golub Capital and its affiliates enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we invest. See “Risk Factors — Risks Relating to our Business and Structure — We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.”

Administration

We do not have any direct employees, and our day-to-day investment operations are managed by GC Advisors. We have a chief executive officer, chief financial officer, chief compliance officer, managing director and director of corporate strategy, and to the extent necessary, our board of directors may elect to hire additional personnel going forward. Our officers are officers and/or employees of Golub Capital LLC, an affiliate of GC Advisors, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs is paid by us pursuant to the Administration Agreement with the Administrator. See “Management Agreements — Administration Agreement.”

Properties

We do not own any real estate or other physical properties materially important to our operation. Our headquarters are located at 150 South Wacker Drive, Suite 800, Chicago, IL 60606 and are provided by the Administrator pursuant to the Administration Agreement. We believe that our office facilities are suitable and adequate to our business.

Legal Proceedings

We, GC Advisors, the Administrator and our wholly-owned subsidiaries are not currently subject to any material legal proceedings.

PORTFOLIO COMPANIES

The following table sets forth certain information as of September 30, 2016 for each portfolio company in which we had an investment. The general terms of each type of investment, including information on our security interests in the assets of the portfolio companies and the expected interest rates on such investments, are described in “The Company — Investment Structure.” Other than our equity investments and our investment in SLF, our only formal relationships with our portfolio companies are the managerial assistance that we may provide upon request and the board observer or participation rights we may receive in connection with our investment. As indicated by footnote to the following table, we are deemed to “control”, as defined in the 1940 Act, SLF because we own more than 25% of SLF’s outstanding voting securities. Other than our investment in SLF, we do not “control”, as defined in the 1940 Act, any of our portfolio companies. As of September 30, 2016, we were an “affiliated person”, as defined in the 1940 Act, of one portfolio company. In general, under the 1940 Act, we would “control” a portfolio company if we owned, directly or indirectly, more than 25.0% of its voting securities and would be an “affiliate” of a portfolio company if we owned, directly or indirectly, five percent or more of its voting securities. The loans in our current portfolio were either originated or purchased in the secondary market by Golub Capital and its affiliates. As of September 30, 2016, there were 77 portfolio companies with a total fair value of $319.3 million securing the notes issued as part of the 2010 Debt Securitization and 79 portfolio companies with a total fair value of $391.8 million securing the notes issued as part of the 2014 Debt Securitization. The pool of loans in the Debt Securitizations must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)		Percentage of Class Held(2)
Abita Brewing Co., L.L.C. 21084 Highway 36 Covington, LA 70433	Beverage, Food and Tobacco	One stop	6.75% (L + 5.75%)	04/2021	7,194		—
		One stop	N/A(4) (L + 5.75%)	04/2021	(11	)(3)	—
ABP Corporation 19 FID Kennedy Avenue Boston, MA 02210	Beverage, Food and Tobacco	Senior loan*	6.00% (L + 4.75%)	09/2018	4,461		—
		Senior loan	7.25% (P + 3.50%)	09/2018	225		—
Accellos, Inc. 90 South Cascade Avenue Colorado Springs, CO 80903	Diversified/ Conglomerate Service	One stop*ˆ#	6.75% (L + 5.75%)	07/2020	31,051		—
		One stop	N/A(4) (L + 5.75%)	07/2020	—		—
Actiance, Inc. 1400 Seaport Blvd, Building B, 3rd FL Redwood City, CA 94063	Diversified/ Conglomerate Service	One stop*ˆ	10.00% (L + 9.00%)	04/2018	2,900		—
		One stop	N/A(4) (L + 9.00%)	04/2018	—		—
		Warrant	N/A	N/A	99		0.2%
Active Day, Inc. 6 Neshaminy Interplex Suite 401 Trevose, PA 19053	Healthcare, Education and Childcare	One stop	7.00% (L + 6.00%)	12/2021	13,538		—
		One stop	N/A(4) (L + 6.00%)	12/2021	—		—
		One stop	N/A(4) (L + 6.00%)	12/2021	—		—
		LLC interest	N/A	N/A	706		0.5%
ADCS Clinics Intermediate Holdings, LLC 151 Southhall Lane, Suite 300 Maitland, FL 32751	Healthcare, Education and Childcare	One stop	6.75% (L + 5.75%)	05/2022	21,496		—
		One stop	6.75% (L + 5.75%)	05/2022	109		—
		One stop	6.75% (L + 5.75%)	05/2022	32		—
		One stop	8.25% (P + 4.75%)	05/2022	27		—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)		Percentage of Class Held(2)
		One stop	N/A(4) (L + 5.75%)	05/2022	—		—
		Preferred stock	N/A	N/A	579		0.4%
		Common stock	N/A	N/A	6		0.4%
Advanced Pain Management Holdings, Inc. 4131 W Loomis Rd., Suite 300 Greenfield, WI 53221	Healthcare, Education and Childcare	Preferred stock	N/A	N/A	382		1.2%
		Preferred stock	N/A	N/A	199		1.2%
		Common stock	N/A	N/A	—		1.2%
Agilitas USA, Inc. 2001 Mallory Lane, Suite 201 Franklin, TN 37067	Healthcare, Education and Childcare	Senior loanˆ	5.00% (L + 4.00%)	10/2020	2,040		—
Agility Recovery Solutions Inc. 2101 Rexford Road, Suite 350E Charlotte, NC 28211	Diversified/ Conglomerate Service	One stop*ˆ	7.50% (L + 6.50%)	03/2020	14,092		—
		One stop	N/A(4) (L + 6.50%)	03/2020	—		—
		Preferred stock	N/A	N/A	610		0.4%
Aimbridge Hospitality, LLC 2500 N Dallas Pkwy Plano, TX 75093	Hotels, Motels, Inns, and Gaming	Senior loanˆ	5.75% (L + 4.50%)	10/2018	815		—
American Driveline Systems, Inc. 201 Gibraltar Road Harsham, PA 19044	Automobile	Senior loan*	6.75% (L + 5.75%)	03/2020	1,798		—
		Senior loanˆ	6.75% (L + 5.75%)	03/2020	233		—
		Senior loan	8.25% (P + 4.75%)	03/2020	46		—
Appriss Holdings, Inc. 10401 Linn Station Road Louisville, KY 40223	Electronics	Senior loan*#	6.25% (L + 5.25%)	11/2020	15,451		—
		Senior loan	6.25% (L + 5.25%)	11/2020	800		—
Arcos, LLC 445 Hutchinson Ave, Suite 600 Columbus OH 43235	Utilities	One stop	7.50% (L + 6.50%)	02/2021	4,014		—
		One stop	N/A(4) (L + 6.50%)	02/2021	—		—
Aris Teleradiology Company, LLC 5655 Hudson Drive, Ste 210 Hudson, OH 44236	Healthcare, Education and Childcare	Senior loan*	5.75% (L + 4.75%)	03/2021	941		—
		Senior loan	N/A(4) (L + 4.75%)	03/2021	—		—
Arise Virtual Solutions, Inc. 3450 Lakeside Drive Miramar, FL 33027	Telecommunications	One stopˆ	7.75% (L + 6.50%)	12/2018	1,313		—
		One stop	N/A(4) (L + 6.50%)	12/2018	(4	)(3)	—
Atkins Nutritionals, Inc 1050 17th Street, Suite 1000 Denver, CO 80265	Beverage, Food and Tobacco	One stop*ˆ	9.75% (L + 8.50%)	04/2019	21,636		—
		One stop*ˆ#	6.25% (L + 5.00%)	01/2019	16,872		—
		LLC interest	N/A	N/A	2,630		0.5%
Avalign Technologies, Inc. 272 E. Deerpath, Suite 208 Lake Forest, IL 60045	Healthcare, Education and Childcare	Senior loanˆ	5.50% (L + 4.50%)	07/2021	1,136		—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)		Percentage of Class Held(2)
Barcelona Restaurants, LLC 22 Elizabeth Street Norwalk, CT 06854	Retail Stores	LP interest	N/A	N/A	5,507		3.9%
Batteries Plus Holding Corporation 1325 Walnut Ridge Dr. Hartland, WI 53029	Retail Stores	One stop	7.75% (L + 6.75%)	07/2022	13,791		—
		One stop	N/A(4) (L + 6.75%)	07/2022	(1	)(3)	—
		LLC units	N/A	N/A	529		0.2%
Benetech, Inc. 2245 Sequoia Dr., Suite 300 Aurora, IL 60506	Mining, Steel, Iron and Non-Precious Metals	One stop*	10.25% (L + 9.00%)	10/2017	3,894		—
		One stop	11.25% (P + 7.75%)	10/2017	20		—
Benihana, Inc. 8685 NW 53rd Terrace #201 Miami, FL 33166	Beverage, Food and Tobacco	One stop*ˆ	7.25% (L + 6.00%)	01/2019	14,973		—
		One stop	7.92% (P + 4.75%)	07/2018	1,585		—
		LLC units	N/A	N/A	501		0.6%
BIORECLAMATIONIVT, LLC 123 Frost Street, Ste 115 Westbury, NY 11590	Healthcare, Education and Childcare	One stop*ˆ#	7.25% (L + 6.25%)	01/2021	14,392		—
		One stop	N/A(4) (L + 6.25%)	01/2021	—		—
		LLC interest	N/A	N/A	399		0.2%
Bomgar Corporation 578 Highland Colony Parkway, Paragon Centre, Suite 300 Ridgeland, MS 39157	Diversified/ Conglomerate Service	One stopˆ	8.50% (L + 7.50%)	06/2022	4,888		—
		One stop	N/A(4) (L + 7.50%)	06/2022	—		—
		Common stock	N/A	N/A	108		0.1%
		Common stock	N/A	N/A	1		0.1%
Brandmuscle, Inc. 233 S. Wacker Drive, Suite 4400 Chicago, IL 60606	Printing and Publishing	Senior loan#	6.00% (L + 5.00%)	12/2021	636		—
		LLC interest	N/A	N/A	273		0.3%
Brooks Equipment Company, LLC 10926 David Taylor Drive, Suite 300 Charlotte, NC 28262	Buildings and Real Estate	One stop*ˆ	6.00% (L + 5.00%)	08/2020	22,970		—
		One stop	N/A(4) (L + 5.00%)	08/2020	—		—
		Common stock	N/A	N/A	1,248		0.2%
C. J. Foods, Inc. 21 Main Street Bern, KS 66408	Beverage, Food and Tobacco	One stop*	6.00% (L + 5.00%)	05/2019	3,141		—
		One stop	6.00% (L + 5.00%)	05/2019	663		—
		One stop	N/A(4) (L + 5.00%)	05/2019	—		—
		Preferred stock	N/A	N/A	309		0.2%
C.B. Fleet Company, Incorporated 4615 Murray Place Lynchburg, Virginia 24502	Personal and Non Durable Consumer Products (Mfg. Only)	LLC units	N/A	N/A	270		0.1%
California Cryobank, LLC 11915 La Grange Ave Los Angeles, CA 90025	Healthcare, Education and Childcare	One stopˆ	6.50% (L + 5.50%)	08/2019	1,550		—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)		Percentage of Class Held(2)
		One stop	6.50% (L + 5.50%)	08/2019	234		—
		One stop	N/A(4) (L + 5.50%)	08/2019	—		—
		LLC units(5)	N/A	N/A	31		—
		LLC units(5)	N/A	N/A	—		—
Captive Resources Midco, LLC 201 East Commerce Drive Schaumburg, IL 60173	Insurance	One stop*ˆ#	6.75% (L + 5.75%)	06/2020	26,127		—
		One stop	N/A(4) (L + 5.75%)	06/2020	—		—
		One stop	N/A(4) (L + 5.75%)	06/2020	—		—
		LLC units	N/A	N/A	186		0.6%
Certara L.P. 10 N. Tucker Blvd., Suite 350 St. Louis, MO 63101	Healthcare, Education and Childcare	One stop*ˆ#	7.25% (L + 6.25%)	12/2018	29,063		—
		One stop	N/A(4) (L + 6.25%)	12/2018	—		—
		LP interest	N/A	N/A	1,266		0.4%
CH Hold Corp. (Caliber Collision) 401 E. Cororate Drive, Suite 150 Lewisville, TX 75057	Automobile	Senior loan*#	6.25% (L + 5.25%)	11/2019	5,144		—
Chase Industries, Inc. 10021 Commerce Park Dr. Cincinnati, OH 45246	Diversified/ Conglomerate Manufacturing	One stop*ˆ#	6.81% (L + 5.75%)	09/2020	21,704		—
		One stop#	7.13% (L + 5.75%)	09/2020	4,816		—
		One stop	N/A(4) (L + 5.75%)	09/2020	—		—
		LLC units	N/A	N/A	1,666		1.4%
CIBT Holdings, Inc 1650 Tyson Blvd, Suite 1350 McLean, VA 22102	Diversified/ Conglomerate Service	Senior loanˆ	6.25% (L + 5.25%)	06/2022	1,973		—
		Senior loan	N/A(4) (L + 5.25%)	06/2022	—		—
Clearwater Analytics, LLC 777 W. Maine St. Suite 900 Boise, ID 83702	Diversified/ Conglomerate Service	One stop#	8.50% (L + 7.50%)	09/2022	9,925		—
		One stop	N/A(4) (L + 7.50%)	09/2022	(1	)(3)	—
CLP Healthcare Services, Inc. Creekside Crossing IV, 12 Cadillac Dr., Ste 360 Brentwood, TN 37027	Healthcare, Education and Childcare	Senior loanˆ	6.25% (L + 5.25%)	12/2020	3,964		—
		One stop	6.50% (L + 5.50%)	10/2021	16		—
Community Veterinary Partners, LLC 100 N. 20th Street, Suite 302 Phiadelphia, PA 19103	Personal, Food and Miscellaneous Services	Common stock	N/A	N/A	144		0.2%
Competitor Group, Inc., 9477 Waples Street, Suite 150 San Diego, CA 92121	Leisure, Amusement, Motion Pictures, Entertainment	One stop*#(6)(8)	10.50% (L + 9.25%)	11/2018	8,540		—
		One stop(6)(8)	10.50% (L + 9.25%)	11/2018	1,013		—
		One stop(6)(8)	5.00% cash/5.50% PIK (L + 9.25%)	11/2018	6		—
		Preferred stock*#(6)(8)	N/A	N/A	59		7.0%
		Common stock*#(6)(8)	N/A	N/A	—		7.0%
		LLC interest(6)(8)	N/A	N/A	—		7.0%

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)		Percentage of Class Held(2)
Compusearch Software Holdings, Inc. 21251 Ridgetop Circle, Suite 100 Dulles, VA 20166	Electronics	Senior loanˆ	5.25% (L + 4.25%)	05/2021	1,308		—
CPI Buyer, LLC (Cole-Parmer) 625 East Bunker Court Vernon Hills, IL 60654	Healthcare, Education and Childcare	Senior loan*ˆ	5.50% (L + 4.50%)	08/2021	7,702		—
Curo Health Services LLC 3100 McKinnon St Dallas, TX 75201	Healthcare, Education and Childcare	Senior loan#	6.50% (L + 5.50%)	02/2022	1,976		—
CVS Holdings I, LP 1950 Old Gallows Road, Suite 520 Vienna, VA 22182	Retail Stores	One stop*ˆ#	7.25% (L + 6.25%)	08/2021	21,948		—
		One stop*	7.25% (L + 6.25%)	08/2021	316		—
		One stop	N/A(4) (L + 6.25%)	08/2020	(3	)(3)	—
		One stop	N/A(4) (L + 6.25%)	08/2021	(6	)(3)	—
Cycle Gear, Inc. 4705 Industrial Way Benicia, CA 94510	Retail Stores	One stopˆ	7.50% (L + 6.50%)	01/2020	10,533		—
		One stop	N/A(4) (L + 6.50%)	01/2020	—		—
		One stop	N/A(4) (L + 6.50%)	01/2020	—		—
		LLC interest	N/A	N/A	397		0.2%
Daxko Acquisition Corporation 2100 Third Ave. North, Suite 600 Birmingham, AL 35203	Diversified/ Conglomerate Service	One stop#	7.50% (L + 6.50%)	09/2022	8,472		—
		One stop	N/A(4) (L + 6.50%)	09/2022	—		—
DCA Investment Holding, LLC 6240 Lake Osprey Dr Sarasota, FL 34240	Healthcare, Education and Childcare	One stop*ˆ#	6.25% (L + 5.25%)	07/2021	18,968		—
		One stop*ˆ#	6.25% (L + 5.25%)	07/2021	13,604		—
		One stop	7.75% (P + 4.25%)	07/2021	1,340		—
		LLC units	N/A	N/A	940		0.3%
		LLC units	N/A	N/A	146		0.3%
Deca Dental Management LLC 14285 Midway Road, Suite 160 Addison, Texas 75001	Healthcare, Education and Childcare	One stop*ˆ	7.25% (L + 6.25%)	07/2020	4,146		—
		One stop	7.25% (L + 6.25%)	07/2020	504		—
		One stop	7.25% (L + 6.25%)	07/2020	50		—
		LLC units	N/A	N/A	392		0.4%
Delta Educational Systems 144 Business Park Drive, Suite 201 Virginia Beach, VA 23462	Healthcare, Education and Childcare	Senior loan*(7)	8.25% (P + 4.75%)	12/2016	216		—
		Senior loan(7)	N/A(4) (L + 6.00%)	12/2016	(60	)(3)	—
Dent Wizard International Corporation 4710 Earth City Expressway Bridgeton, MO 63044	Automobile	Senior loan*	5.75% (L + 4.75%)	04/2020	2,469		—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)	Percentage of Class Held(2)
Dental Holdings Corporation 775 Wayzata Boulevard, Suite 890 Minneapolis, MN 55416-1232	Healthcare, Education and Childcare	One stop	6.50% (L + 5.50%)	02/2020	7,599	—
		One stop	6.50% (L + 5.50%)	02/2020	1,155	—
		One stop	7.75% (P + 4.25%)	02/2020	213	—
		LLC units	N/A	N/A	925	1.0%
DentMall MSO, LLC 333 SE 2nd Ave, Suite 2520 Miami, FL 33131	Retail Stores	LLC units	N/A	N/A	—	0.2%
		LLC units	N/A	N/A	—	0.2%
Diligent Corporation 1385 Broadway, 19th Floor New York, NY 10018	Electronics	One stop*	7.75% (L + 6.75%)	04/2022	4,888	—
		One stop	N/A(4) (L + 6.75%)	04/2022	—	—
		Preferred stock(5)	N/A	N/A	83	—
DISA Holdings Acquisition Subsidiary Corp. 12600 Northborough Dr. Suite 300 Houston, TX 77067	Diversified/ Conglomerate Service	Common stock	N/A	N/A	43	0.1%
Drilling Info, Inc. PO Box 5545 Austin, TX 78763	Oil and Gas	One stopˆ#	6.50% (L + 5.50%)	06/2020	1,792	—
		One stop	6.50% (L + 5.50%)	06/2020	513	—
		One stop	N/A(4) (L + 5.50%)	06/2020	—	—
DTLR, Inc. 7455 N North Ridge Rd Hanover, MD 21076	Retail Stores	One stop*ˆ	7.50% (L + 6.50%)	10/2020	11,394	—
ECI Acquisition Holdings, Inc. 4400 Alliance Gateway Freeway, Suite 154 Fort Worth, TX 76177	Electronics	One stop*ˆ#	7.25% (L + 6.25%)	03/2019	21,668	—
		One stop*	7.25% (L + 6.25%)	03/2019	1,403	—
		One stop	N/A(4) (L + 6.25%)	03/2019	—	—
		Common stock	N/A	N/A	1,130	0.4%
EGD Security Systems, LLC 121 Executive Center Drive, Suite 230 Columbia, SC 29210	Diversified/ Conglomerate Service	One stop	7.25% (L + 6.25%)	06/2022	11,114	—
		One stop	7.25% (L + 6.25%)	06/2022	98	—
		One stop	N/A(4) (L + 6.25%)	06/2022	—	—
Elite Sportswear, L.P. 2136 N. 13th Street Reading, PA 19604	Retail Stores	Senior loan	6.00% (L + 5.00%)	03/2020	2,814	—
		Senior loan	6.25% (L + 5.25%)	03/2020	1,458	—
		Senior loan	6.25% (L + 5.25%)	03/2020	221	—
		Senior loan	7.25% (P + 3.75%)	03/2020	116	—
		LLC interest	N/A	N/A	111	0.2%
Encore GC Acquisition, LLC 30230 Orchard Lake Road, Suite 140 Farmington Hills, MI 48334	Healthcare, Education and Childcare	LLC units	N/A	N/A	200	1.1%
		LLC units	N/A	N/A	36	1.1%

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)	Percentage of Class Held(2)
eSolutions, Inc. 8215 W 108th Terrace Overland Park, KS 66210	Healthcare, Education and Childcare	One stop	7.50% (L + 6.50%)	03/2022	12,866	—
		One stop	N/A(4) (L + 6.50%)	03/2022	—	—
Express Oil Change, LLC 190 West Valley Avenue Birmingham, AL 35209	Retail Stores	Senior loan	6.01% (L + 5.00%)	12/2017	1,210	—
		Senior loanˆ	6.00% (L + 5.00%)	12/2017	473	—
		LLC interest	N/A	N/A	272	0.1%
Feeders Supply Company, LLC 315 Baxter Ave. Louisville, KY 40204	Retail Stores	One stop	6.75% (L + 5.75%)	04/2021	4,298	—
		Subordinated debt	12.50% cash/7.00% PIK N/A	04/2021	43	—
		One stop	N/A(4) (L + 5.75%)	04/2021	—	—
		Preferred stock	N/A	N/A	155	0.5%
		Common stock	N/A	N/A	—	0.5%
Firebirds International, LLC 13850 Ballantyne Corp. Place, Suite 450 Charlotte, NC 28277	Beverage, Food and Tobacco	One stop*	7.00% (L + 5.75%)	05/2018	1,074	—
		One stop*	7.00% (L + 5.75%)	05/2018	302	—
		One stop	7.00% (L + 5.75%)	05/2018	55	—
		One stop	N/A(4) (L + 5.75%)	05/2018	—	—
First Watch Restaurants, Inc. 9027 Town Center Parkway Bradenton, FL 34202	Beverage, Food and Tobacco	One stop*ˆ#	7.15% (L + 6.00%)	12/2020	25,596	—
		One stop	8.05% (P + 5.00%)	12/2020	1,603	—
		One stop	7.00% (L + 6.00%)	12/2020	1,258	—
		One stop	7.00% (L + 6.00%)	12/2020	1,255	—
		One stop	N/A(4) (L + 6.00%)	12/2020	—	—
		Common stock	N/A	N/A	1,712	1.1%
Flexan, LLC 6626 W. Dakin Street Chicago, IL 60634	Chemicals, Plastics and Rubber	Preferred stock	N/A	N/A	75	0.1%
		Common stock	N/A	N/A	—	0.1%
Focus Brands Inc. 200 Glenridge Point Parkway, Suite 200, Atlanta, GA 30342	Personal, Food and Miscellaneous Services	Second lien*ˆ	10.25% (L + 9.00%)	08/2018	9,000	—
Fort Dearborn Company 1530 Morse Ave Elk Grove, IL 60007	Containers, Packaging and Glass	Senior loan*ˆ	5.75% (L + 4.75%)	10/2018	2,980	—
		Senior loan*ˆ	5.25% (L + 4.25%)	10/2017	509	—
G & H Wire Company, Inc 2165 Earlywood Drive Franklin, IN 46131	Healthcare, Education and Childcare	One stop*ˆ	6.75% (L + 5.75%)	12/2017	13,157	—
		One stop	8.00% (P + 4.50%)	12/2017	357	—
		LP interest	N/A	N/A	107	0.2%
Gamma Technologies, LLC 601 Oakmont Lane, Suite 220 Westmont, IL 60559	Electronics	One stopˆ#	6.00% (L + 5.00%)	06/2021	18,001	—
		One stop	N/A(4) (L + 5.00%)	06/2021	—	—
		LLC units	N/A	N/A	188	0.1%

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)		Percentage of Class Held(2)
Georgica Pine Clothiers, LLC 236 Greenpoint Ave #4 Brooklyn, NY 11222	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	6.50% (L + 5.50%)	11/2021	5,736		—
		One stopˆ	6.50% (L + 5.50%)	11/2021	500		—
		One stop	N/A(4) (L + 5.50%)	11/2021	—		—
		LLC interest	N/A	N/A	116		0.1%
Global Healthcare Exchange, LLC 1315 W Century Dr. Louisville, CO 80027	Healthcare, Education and Childcare	Common stock	N/A	N/A	350		0.2%
		Common stock	N/A	N/A	289		0.2%
HealthcareSource HR, Inc. 100 Sylvan Road, Suite 100 Woburn, MA 01801	Diversified/Conglomerate Service	One stop	7.75% (L + 6.75%)	05/2020	17,724		—
		One stop	N/A(4) (L + 6.75%)	05/2020	—		—
		LLC interest	N/A	N/A	323		0.2%
HedgeServ Holding L.P. 1271 Avenue of the Americas, 38th Floor New York, NY 10020	Banking	One stop*ˆ#	7.00% cash/2.00% PIK (L + 8.00%)	02/2019	17,529		—
		One stop	N/A(4) (L + 6.00%)	02/2019	—		—
Higginbotham Insurance Agency, Inc. 4536 Wendover St. Wichita Falls, TX 76309-4731	Insurance	Senior loan*	6.25% (L + 5.25%)	11/2021	1,303		—
Hopdoddy Holdings, LLC 14850 N. Scottsdale Road, Suite 265 Scottsdale, AZ 85254	Beverage, Food and Tobacco	One stop	9.00% (L + 8.00%)	08/2020	660		—
		One stop	N/A(4) (L + 8.00%)	08/2020	—		—
		One stop	N/A(4) (L + 8.00%)	08/2020	—		—
		LLC interest	N/A	N/A	50		0.5%
		LLC interest	N/A	N/A	14		0.5%
Host Analytics, Inc. 101 Redwood Shores Pkwy, Suite 101 Redwood City, CA 94065	Diversified/ Conglomerate Service	One stop	8.50% cash/2.25% PIK N/A	02/2020	3,005		—
		One stop	8.50% cash/2.25% PIK N/A	08/2021	2,533		—
		One stop	N/A(4) N/A	02/2020	(6	)(3)	—
		Warrant	N/A	N/A	155		0.6%
Hosting.com Inc 900 S. Broadway, Suite 400 Denver, CO 80209	Telecommunications	Senior loan*	5.75% (L + 4.50%)	12/2017	720		—
		Senior loan	5.75% (L + 4.50%)	12/2017	82		—
Ignite Restaurant Group, Inc (Joe’s Crab Shack) 9900 West Park Drive Suite 300 Houston, TX 77063	Personal, Food and Miscellaneous Services	One stopˆ	8.00% (L + 7.00%)	02/2019	4,236		—
III US Holdings, LLC 5850 Shellmound Way Emeryville, CA 94608	Diversified/ Conglomerate Service	One stop#	7.00% (L + 6.00%)	09/2022	5,400		—
		One stop	N/A(4) (L + 6.00%)	09/2022	(1	)(3)	—
ILC Dover, LP One Moonwalker Road Frederica, DE 19946	Aerospace and Defense	One stop*ˆ#	8.00% cash/2.00% PIK (L + 9.00%)	03/2020	15,070		—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)		Percentage of Class Held(2)
		One stop	8.00% cash/2.00% PIK (L + 9.00%)	03/2019	667		—
IntegraMed America, Inc. 2 Manhattanville Road Purchase, NY 10577	Healthcare, Education and Childcare	LLC interest	N/A	N/A	404		0.5%
		LLC interest	N/A	N/A	51		0.5%
Integration Appliance, Inc. 200 Portage Ave. Palo Alto, CA 94306	Diversified/ Conglomerate Service	One stop*ˆ	9.50% (L + 8.25%)	09/2020	16,123		—
		One stop	9.50% (L + 8.25%)	09/2020	7,914		—
		One stop	9.50% (L + 8.25%)	09/2020	5,396		—
		One stop*	9.50% (L + 8.25%)	09/2020	719		—
		One stop	N/A(4) (L + 8.25%)	09/2018	—		—
Internet Pipeline, Inc. 222 Valley Creek Boulevard, Suite 300 Exton, PA 19341	Insurance	One stop	8.25% (L + 7.25%)	08/2022	4,910		—
		One stop	N/A(4) (L + 7.25%)	08/2021	—		—
		Preferred stock	N/A	N/A	113		0.1%
		Common stock	N/A	N/A	35		0.1%
Inventus Power, Inc 4 Westbrook Corporate Center, Suite 900 Westchester, IL 60154	Diversified/ Conglomerate Manufacturing	One stop*ˆ	6.50% (L + 5.50%)	04/2020	7,736		—
		One stop	N/A(4) (L + 5.50%)	04/2020	(42	)(3)	—
		Preferred stock	N/A	N/A	137		0.1%
		Common stock	N/A	N/A	—		0.1%
ITEL Laboratories, Inc. 6745 Phillips Industrial Blvd Jacksonville, FL 32256	Buildings and Real Estate	Senior loan*	5.75% (L + 4.50%)	06/2018	634		—
		Senior loan	N/A(4) (L + 4.50%)	06/2018	—		—
IT’SUGAR LLC 3155 SW 10th Street Suite A Deerfield Beach, FL 33442	Beverage, Food and Tobacco	Subordinated debt	5.00% N/A	10/2017	1,384		—
Jensen Hughes, Inc. 3610 Commerce Drive Suite 817 Baltimore, MD 21227	Diversified/ Conglomerate Service	Senior loan#	6.00% (L + 5.00%)	12/2021	156		—
Joerns Healthcare, LLC 2430 Whitehall Park Drive, Suite 100 Charlotte, NC 28273	Healthcare, Education and Childcare	One stop*ˆ	6.00% (L + 5.00%)	05/2020	3,647		—
Julio & Sons Company 1101 N Brower, Suite 160 Irving, TX 75061	Beverage, Food and Tobacco	LLC interest	N/A	N/A	801		0.8%
K&N Engineering, Inc. 1455 Citrus Street Riverside, CA 92507	Automobile	Senior loanˆ	6.75% (P + 3.25%)	07/2019	2,821		—
		Senior loanˆ	5.25% (L + 4.25%)	07/2019	133		—
		Senior loan	N/A(4) (L + 4.25%)	07/2019	—		—
		Common stock	N/A	N/A	213		0.1%
		Preferred stock A	N/A	N/A	27		0.1%
		Preferred stock B	N/A	N/A	27		0.1%

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)		Percentage of Class Held(2)
Katena Holdings, Inc. 4 Stewart Court Denville, NJ 07834	Healthcare, Education and Childcare	One stopˆ	7.25% (L + 6.25%)	06/2021	8,699		—
		One stop	8.75% (P + 5.25%)	06/2021	850		—
		One stop	8.75% (P + 5.25%)	06/2021	13		—
		LLC units	N/A	N/A	459		0.6%
LMP TR Holdings, LLC 1516 Demonbreun Street Nashville, TN 37203	Leisure, Amusement, Motion Pictures, Entertainment	LLC units	N/A	N/A	782		4.6%
Lombart Brothers, Inc. 5358 Robin Hood Rd. Norfolk, VA 23513	Healthcare, Education and Childcare	One stop	7.75% (L + 6.75%)	04/2022	3,508		—
		One stop	7.75% (L + 6.75%)	04/2022	8		—
		Common stock	N/A	N/A	106		0.4%
Marathon Data Operating Co., LLC 4810 Belmar Blvd. Wall Township, NJ 07753	Diversified/ Conglomerate Service	LLC units	N/A	N/A	385		0.9%
		LLC units	N/A	N/A	—		0.9%
Market Track, LLC 125 High Rock Ave., 1st Floor Saratoga Springs, NY 12866	Printing and Publishing	One stop*ˆ#	8.00% (L + 7.00%)	10/2019	28,603		—
		One stop*	8.00% (L + 7.00%)	10/2019	2,175		—
		One stop#	8.00% (L + 7.00%)	10/2019	2,141		—
		One stop	8.00% (L + 7.00%)	10/2019	1,353		—
		One stop	8.00% (L + 7.00%)	10/2019	1,284		—
		Common stock	N/A	N/A	344		0.3%
		Preferred stock	N/A	N/A	215		0.3%
Marketo, Inc. 901 Mariners Island Blvd., Suite 500 San Mateo, CA 94404	Printing and Publishing	One stop	10.50% (L + 9.50%)	08/2021	9,791		—
		One stop	N/A(4) (L + 9.50%)	08/2021	(1	)(3)	—
Marshall Retail Group LLC, The 5385 Wynn Road Las Vegas, NV 89118	Retail Stores	One stopˆ#	7.00% (L + 6.00%)	08/2020	11,474		—
		One stop	7.00% (L + 6.00%)	08/2019	278		—
		LLC units	N/A	N/A	46		0.1%
Massage Envy, LLC 14350 N 87th St, Suite 200 Scottsdale, AZ 85260	Personal and Non Durable Consumer Products (Mfg. Only)	One stop*	8.50% (L + 7.25%)	09/2018	15,151		—
		One stop	N/A(4) (L + 7.25%)	09/2018	—		—
		LLC interest	N/A	N/A	1,149		0.4%
Maverick Healthcare Group, LLC 2546 W Birchwood Ave, Suite 101 Mesa, AZ 85202	Healthcare, Education and Childcare	Senior loan*	7.25% cash/2.00% PIK (L + 7.50%)	04/2017	1,921		—
Mills Fleet Farm Group LLC 512 Laurel Street, PO Box 5055 Brainerd, MN 56401	Retail Stores	One stop*ˆ	6.50% (L + 5.50%)	02/2022	4,776		—
MyWebGrocer, Inc. 20 Winooski Falls Way Winosski, VT 05404	Grocery	One stop*	10.00% (L + 8.75%)	05/2017	14,271		—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)		Percentage of Class Held(2)
		LLC units	N/A	N/A	2,038		0.8%
		Preferred stock	N/A	N/A	267		0.8%
Netsmart Technologies, Inc. 4950 College Blvd Overland Park, KS 66211	Diversified/ Conglomerate Service	Senior loan#	5.75% (L + 4.75%)	04/2023	1,783		—
		Senior loan	N/A(4) (L + 4.75%)	01/1900	—		—
NFD Operating, LLC 2727 Allen Parkway, Suite 1500 Houston, TX 77019	Leisure, Amusement, Motion Pictures, Entertainment	One stop*	8.25% (L + 7.00%)	06/2021	2,349		—
		One stop	N/A(4) (L + 7.00%)	06/2021	—		—
		One stop	N/A(4) (L + 7.00%)	06/2021	—		—
		One stop	6.50% (L + 5.25%)	10/2019	71		—
		One stop	7.50% (P + 4.00%)	10/2019	16		—
		One stop	N/A(4) (L + 5.25%)	10/2019	(3	)(3)	—
Northwestern Management Services, LLC 427 South East 2nd Street Belle Glade, FL 33430	Healthcare, Education and Childcare	LLC units	N/A	N/A	335		0.5%
		LLC units	N/A	N/A	215		0.5%
NTS Technical Systems 24007 Ventura Blvd, Suite 200 Calabasas, CA 91302	Aerospace and Defense	One stop*ˆ#	7.25% (L + 6.25%)	06/2021	25,557		—
		One stop	N/A(4) (L + 6.25%)	06/2021	(57	)(3)	—
		One stop	N/A(4) (L + 6.25%)	06/2021	(71	)(3)	—
		Common stock	N/A	N/A	1,317		0.3%
OEConnection LLC 4205 Highlander Parkway Richfield, OH 44286	Automobile	Senior loan*	6.00% (L + 5.00%)	06/2022	4,883		—
		Senior loan	N/A(4) (L + 5.00%)	06/2021	—		—
Oliver Street Dermatology Holdings, LLC 150 N Radnor Chester Road, Ste E220 Radnor PA 19087	Healthcare, Education and Childcare	One stop	7.50% (L + 6.50%)	05/2022	8,605		—
		One stop	7.50% (L + 6.50%)	05/2022	58		—
		One stop	N/A(4) (L + 6.50%)	05/2022	—		—
		LLC units	N/A	N/A	234		0.2%
Onicon Incorporated 1500 N. Belcher Road Clearwater, FL 33764	Diversified/ Conglomerate Manufacturing	One stop*ˆ#	7.00% (L + 6.00%)	04/2020	13,221		—
		One stop	N/A(4) (L + 6.00%)	04/2020	(15	)(3)	—
Orthotics Holdings, Inc 2905 Veterans Memorial Hwy Ronkonkoma, NY 11779	Personal and Non Durable Consumer Products (Mfg. Only)	One stop*#	6.00% (L + 5.00%)	02/2020	7,956		—
		One stop*#(8)	6.00% (L + 5.00%)	02/2020	1,304		—
		One stop	6.00% (L + 5.00%)	02/2020	77		—
		One stop(8)	N/A(4) (L + 5.00%)	02/2020	(7	)(3)	—
		One stop	N/A(4) (L + 5.00%)	02/2020	(70	)(3)	—
Pace Analytical Services, LLC 1800 Elm Street SE Minneapolis, MN 55414	Ecological	One stop	7.25% (L + 6.25%)	09/2022	15,345		—
		One stop	N/A(4) (L + 6.25%)	09/2022	(1	)(3)	—
		One stop	N/A(4) (L + 6.25%)	09/2022	(3	)(3)	—
		LLC units	N/A	N/A	277		0.2%

Name and Address of Portfolio Company	Industry	Type of Investment		Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)		Percentage of Class Held(2)
Paper Source, Inc. 410 Milwaukee Ave Chicago, IL 60654	Retail Stores	One stop*ˆ#		7.25% (L + 6.25%)	09/2018	12,757		—
		One stop		7.25% (L + 6.25%)	09/2018	1,694		—
		One stop		8.50% (P + 5.00%)	09/2018	339		—
		Common stock		N/A	N/A	1,423		0.7%
Park Place Technologies LLC 5910 Landerbrook Drive Cleveland, OH 44124	Electronics	One stop*#		6.25% (L + 5.25%)	06/2022	12,466		—
		One stop		6.25% (L + 5.25%)	06/2022	100		—
Pasternack Enterprises, Inc. and Fairview Microwave, Inc 17802 Fitch Drive Irvine, CA 92614	Diversified/ Conglomerate Manufacturing	Senior loan#		6.00% (L + 5.00%)	05/2022	2,435		—
Pentec Acquisition Sub, Inc. 4 Creek Parkway Boothwyn, PA 19061	Healthcare, Education and Childcare	Preferred stock		N/A	N/A	238		0.1%
Pet Holdings ULC 130 Royal Crest Court Markham, Ontario, L3R 0A1	Retail Stores	One stop*ˆ(8)		6.50% (L + 5.50%)	07/2022	14,627		—
		One stop	(8)	8.00% (P + 4.50%)	07/2022	36		—
		One stop	(8)	N/A(4) (L + 5.50%)	07/2022	(1	)(3)	—
		LP interest	(8)	N/A	N/A	351		0.2%
PetroChoice Holdings, Inc. 1300 Virginia Drive, Suite 405 Fort Washington, PA 19034	Diversified/ Conglomerate Manufacturing	Senior loanˆ		6.00% (L + 5.00%)	08/2022	1,768		—
PetVet Care Centers LLC One Gorham Island Westport, CT 06880	Personal, Food and Miscellaneous Services	Senior loanˆ		5.75% (L + 4.75%)	12/2020	5,837		—
		Senior loanˆ		5.75% (L + 4.75%)	12/2020	1,219		—
		Senior loan		N/A(4) (L + 4.75%)	12/2019	—		—
Pinnacle Treatment Centers, Inc. 1317 Route 73, Suite 200 Mt. Laurel, NJ 08054	Healthcare, Education and Childcare	One stop		7.25% (L + 6.25%)	08/2021	9,980		—
		One stop		8.50% (P + 5.00%)	08/2021	4		—
		One stop		N/A(4) (L + 6.25%)	08/2021	(1	)(3)	—
		Preferred stock		N/A	N/A	221		0.2%
		Common stock		N/A	N/A	2		0.2%
Plano Molding Company, LLC 31 E. South Street Plano, IL 60545	Home and Office Furnishings, Housewares, and Durable Consumer	One stop*ˆ#		7.50% (L + 6.50%)	05/2021	16,498		—
PLEX SYSTEMS, INC. 900 Tower Drive, Suite 1400 Troy, MI 48098	Diversified/ Conglomerate Manufacturing	One stop*ˆ		8.75% (L + 7.50%)	06/2020	18,797		—
		One stop		N/A(4) (L + 7.50%)	06/2020	—		—
Polk Acquisition Corp. 2727 Interstate Drive Lakeland, FL 33805	Automobile	Senior loan*		6.00% (L + 5.00%)	06/2022	4,734		—
		Senior loan		6.00% (L + 5.00%)	06/2022	54		—
		Senior loan		6.64% (L + 5.00%)	06/2022	18		—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)		Percentage of Class Held(2)
		Senior loan	N/A(4) (L + 5.00%)	06/2022	—		—
		LP interest	N/A	N/A	144		0.1%
PowerPlan Holdings, Inc. 200 Galleria Parkway, Suite 1300 Atlanta, GA 30339	Utilities	Senior loan*#	5.75% (L + 4.75%)	02/2022	6,790		—
		Senior loan	N/A(4) (L + 4.75%)	02/2021	—		—
		Common stock	N/A	N/A	349		0.2%
		Common stock	N/A	N/A	273		0.2%
PPT Management, LLC 333 Earle Ovington Blvd., Suite 225 Uniondale, NY 11553	Healthcare, Education and Childcare	One stop#	6.00% (L + 5.00%)	04/2020	4,179		—
		One stop	6.00% (L + 5.00%)	04/2020	137		—
		One stop	N/A(4) (L + 5.00%)	04/2020	—		—
Premise Health Holding Corp. 5500 Maryland Way, Suite 400 Brentwood, TN 37027	Healthcare, Education and Childcare	One stop#	5.50% (L + 4.50%)	06/2020	14,963		—
		One stop	N/A(4) (L + 4.50%)	06/2020	—		—
Project Alpha Intermediate Holding, Inc. 5310 Harvest Hill Road, Suite 290 Dallas, TX 75230	Diversified/ Conglomerate Service	One stop*#	9.25% (L + 8.25%)	08/2022	16,912		—
		Common stock(5)	N/A	N/A	417		—
		Common stock(5)	N/A	N/A	4		—
PT Intermediate Holdings III, LLC 1150A N Swift Rd Addison, IL 60101	Diversified/ Conglomerate Service	One stop	7.50% (L + 6.50%)	06/2022	22,250		—
		One stop	9.00% (P + 5.50%)	06/2022	25		—
Purfoods, LLC 3210 SE Corporate Woods Dr. Ankeny, IA 50021	Beverage, Food and Tobacco	One stop	7.25% (L + 6.25%)	05/2021	8,647		—
		One stop	7.00% PIK 05/2026	101	—
		One stop	7.25% (L + 6.25%)	05/2021	25		—
		One stop	N/A(4) (L + 6.25%)	05/2021	—		—
		LLC interest	N/A	N/A	381		2.5%
Pyramid Healthcare, Inc. 270 Lakemont Park Blvd. Altoona, PA 16602	Healthcare, Education and Childcare	One stop#	6.75% (L + 5.75%)	08/2019	1,484		—
R.G. Barry Corporation 13405 Yarmouth Road Pickerington, OH 43147	Personal, Food and Miscellaneous Services	Preferred stock	N/A	N/A	156		0.2%
Radiology Partners, Inc. 1600 Rosecrans Avenue, 4th Floor Manhattan Beach, CA 90266	Healthcare, Education and Childcare	One stop#	6.50% (L + 5.50%)	09/2020	22,344		—
		One stop	6.50% (L + 5.50%)	09/2020	701		—
		One stop	N/A(4) (L + 5.50%)	09/2020	(4	)(3)	—
		One stop	N/A(4) (L + 5.50%)	09/2020	(8	)(3)	—
		LLC units	N/A	N/A	149		0.1%
RCP PetPeople LP 4390 Reynolds Dr. Hilliard, OH 43026	Retail Stores	LP interest	N/A	N/A	1,556		3.6%

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)		Percentage of Class Held(2)
Reladyne, Inc. 9395 Kenwood Rd, Suite 104 Blue Ash, OH 45242	Diversified/ Conglomerate Manufacturing	Senior loan*#	6.25% (L + 5.25%)	07/2022	10,047		—
		Senior loan	6.25% (L + 5.25%)	07/2022	110		—
		Senior loan	7.75% (P + 4.25%)	07/2022	24		—
		Senior loan	N/A(4) (L + 5.25%)	07/2022	(1	)(3)	—
		LP interest	N/A	N/A	249		0.2%
Reliant Pro ReHab, LLC 5212 Village Creek Drive Plano, TX 75093	Healthcare, Education and Childcare	Senior loan*	6.00% (L + 5.00%)	12/2017	2,548		—
		Senior loan	7.50% (P + 4.00%)	12/2017	59		—
		Preferred stock A	N/A	N/A	998		0.4%
Restaurant Holding Company, LLC Carr#165 Km 6.2 Catafio Industrial Zone Catafio, PR 00962	Beverage, Food and Tobacco	Senior loan#	8.75% (L + 7.75%)	02/2019	4,513		—
Richelieu Foods, Inc. 15 Pancella Park Dr., Suite 210 Randolph, MA 02368	Beverage, Food and Tobacco	LP interest	N/A	N/A	588		0.2%
RSC Acquisition, Inc. 160 Federal Street Boston, MA 02110	Insurance	Senior loan#	6.25% (L + 5.25%)	11/2022	629		—
Rubio’s Restaurants, Inc. 1902 Wright Place, Suite 300 Carlsbad, CA 92008	Beverage, Food and Tobacco	Senior loan*ˆ	6.00% (L + 4.75%)	11/2018	8,919		—
		Preferred stock A	N/A	N/A	2,625		1.9%
RXH Buyer Corporation 155 White Plains Road Tarrytown, NY 10591	Healthcare, Education and Childcare	One stop*ˆ	6.75% (L + 5.75%)	09/2021	16,738		—
		One stop	6.75% (L + 5.75%)	09/2021	1,894		—
		One stop	8.25% (P + 4.75%)	09/2021	27		—
		One stop	N/A(4) (L + 5.75%)	09/2021	(34	)(3)	—
		LP interest	N/A	N/A	376		0.4%
Secure-24, LLC 26995 Northwestern Highway Southfield, MI 48033	Diversified/ Conglomerate Service	One stop*	7.25% (L + 6.00%)	08/2017	9,777		—
		One stopˆ	7.25% (L + 6.00%)	08/2017	1,430		—
		One stop	N/A(4) (L + 6.00%)	08/2017	—		—
		LLC units	N/A	N/A	445		0.2%
SEI, Inc. 3854 Broadmoor Avenue Grand Rapids, MI 49512	Electronics	LLC units	N/A	N/A	317		0.3%
Self Esteem Brands, LLC 12181 Margo Ave S, #100 Hastings, MN 55033	Leisure, Amusement, Motion Pictures, Entertainment	Senior loanˆ	5.00% (L + 4.00%)	02/2020	2,934		—
		Senior loan	N/A(4) (L + 4.00%)	02/2020	—		—
Senior Loan Fund LLC 150 South Wacker Drive, Suite 800 Chicago, IL 60606	Investment Funds and Vehicles	Subordinated debt(8)(9)	8.47% (L + 8.00%)	05/2020	77,301		—
		LLC interest(8)(9)	N/A	N/A	26,927		87.5%

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)		Percentage of Class Held(2)
Severin Acquisition, LLC 10911 White Rock Road, Suite 200 Rancho Cordova, CA 95670	Diversified/ Conglomerate Service	Senior loanˆ	6.38% (L + 5.38%)	07/2021	905		—
		Senior loanˆ	6.00% (L + 5.00%)	07/2021	794		—
		Senior loanˆ	6.38% (L + 5.38%)	07/2021	616		—
		Senior loanˆ	5.88% (L + 4.88%)	07/2021	195		—
SHO Holding I Corporation 250 S Australian Ave West Palm Beach, FL 33401	Textiles and Leather	Senior loan*	6.00% (L + 5.00%)	10/2022	2,062		—
		Senior loan	N/A(4) (L + 4.00%)	10/2021	(1	)(3)	—
Sloan Company, Inc., The 5725 Olivas Park Drive Ventura, CA 93003	Electronics	One stop#	8.25% (L + 7.25%)	04/2020	7,138		—
		One stop	8.25% (L + 7.25%)	04/2020	4		—
		LLC units	N/A	N/A	23		0.3%
		LLC units	N/A	N/A	—		0.3%
Smashburger Finance LLC 1515 Arapahoe Street, Tower One, 10th FL Denver, CO 80202	Beverage, Food and Tobacco	Senior loan	6.75% (L + 5.50%)	05/2018	85		—
		Senior loan	N/A(4) (L + 5.50%)	05/2018	—		—
Sneaker Villa, Inc. 1926 Arch Street, 3rd Floor Philadelphia, PA 19103	Retail Stores	One stop*ˆ	8.75% (L + 7.75%)	12/2020	12,467		—
		LLC interest	N/A	N/A	541		0.7%
Source Medical Solutions, Inc. 100 Grandview Place, Suite 400 Birmingham, AL 35243	Diversified/ Conglomerate Service	Second lien	9.00% cash/3.00% PIK (L + 11.00%)	03/2018	9,475		—
Southern Anesthesia and Surgical One Southern Court West Columbia, SC 29169	Healthcare, Education and Childcare	One stop	6.50% (L + 5.50%)	11/2017	5,537		—
		One stopˆ	6.50% (L + 5.50%)	11/2017	2,715		—
		One stop	N/A(4) (L + 5.50%)	11/2017	—		—
		LLC units	N/A	N/A	594		1.1%
Sovos Compliance 4th, 200 Ballardvale St. Wilmington, MA 01887	Electronics	One stop*ˆ	8.25% (L + 7.25%)	03/2022	9,234		—
		One stop	N/A(4) (L + 7.25%)	03/2022	(1	)(3)	—
Sparta Holding Corporation 2000 Waterview Drive, Suite 300 Hamilton, NJ 08691	Electronics	One stop*ˆ#	6.50% (L + 5.50%)	07/2020	22,309		—
		One stop	N/A(4) (L + 5.50%)	07/2020	—		—
		Common stock	N/A	N/A	688		0.2%
		Common stock	N/A	N/A	162		0.2%
Spear Education, LLC 7201 E. Princess Boulevard Scottsdale, AZ 85255	Healthcare, Education and Childcare	One stop#	7.00% (L + 6.00%)	08/2019	4,732		—
		One stop	7.00% (L + 6.00%)	08/2019	76		—
		One stop	N/A(4) (L + 6.00%)	08/2019	—		—
		LLC units	N/A	N/A	65		0.1%

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)		Percentage of Class Held(2)
Spear Education, LLC 7201 E. Princess Boulevard Scottsdale, AZ 85255	Healthcare, Education and Childcare	LLC units	N/A	N/A	41		0.1%
SSH Corporation 23824 Highway 59 N. Kingwood, TX 77339	Healthcare, Education and Childcare	Common stock	N/A	N/A	92		0.6%
Steelwedge Software, Inc. 3825 Hopyard Road Pleasanton, CA 94588	Diversified/ Conglomerate Service	One stopˆ	9.00% cash/2.00% PIK (L + 10.00%)	09/2020	2,197		—
		One stop	N/A(4) (L + 8.00%)	09/2020	—		—
		Warrant	N/A	N/A	84		0.4%
Summit Behavioral Holdings I, LLC 8115 Isabella Ln, Suite 4 Brentwood, TN 37027	Healthcare, Education and Childcare	One stop*	6.00% (L + 5.00%)	06/2021	4,382		—
		One stop	N/A(4) (L + 5.00%)	06/2021	—		—
		One stop	N/A(4) (L + 5.00%)	06/2021	—		—
Sunless Merger Sub, Inc 8909 South Freeway Drive Macedonia, OH 44056	Diversified/ Conglomerate Manufacturing	Senior loan	6.25% (L + 5.00%)	07/2019	1,503		—
		Senior loan	7.25% (P + 3.75%)	07/2019	151		—
		LP interest	N/A	N/A	—		0.2%
Surfside Coffee Company LLC 800 Boylston Street, 24th Floor Boston, MA 02199	Beverage, Food and Tobacco	One stopˆ	6.25% (L + 5.25%)	06/2020	4,470		—
		One stop	6.25% (L + 5.25%)	06/2020	337		—
		One stop	6.25% (L + 5.25%)	06/2020	26		—
Surgical Information Systems, LLC 3650 Mansell Rd, Suite 500 Alpharetta, GA 30009	Healthcare, Education and Childcare	Senior loanˆ	4.50% (L + 3.00%)	09/2018	1,701		—
		Common stock	N/A	N/A	482		0.4%
Syncsort Incorporated 50 Tice Boulevard Woodcliff Lake, NJ 07677	Electronics	One stop*ˆ#	6.50% (L + 5.50%)	11/2021	16,609		—
		One stop	N/A(4) (L + 5.50%)	11/2021	—		—
Syncsort Incorporated 50 Tice Boulevard Woodcliff Lake, NJ 07677	Electronics	Preferred stock	N/A	N/A	313		0.2%
Systems Maintenance Services Holding, Inc. 10420 Harris Oaks Blvd, Suite C Charlotte, NC 28269	Electronics	Senior loanˆ	5.00% (L + 4.00%)	10/2019	2,603		—
T5 Merger Corporation 440 S. Church St., Suite 700 Charlotte, NC 28202	Automobile	One stopˆ	7.25% (L + 6.25%)	03/2022	3,168		—
		One stop	N/A(4) (L + 6.25%)	03/2022	(1	)(3)	—
TA MHI Buyer, Inc. 420 South 145th E. Ave., Drop Box A Tulsa, OK 74108	Diversified/ Conglomerate Service	One stopˆ	7.50% (L + 6.50%)	09/2021	8,232		—
		One stop*	7.50% (L + 6.50%)	09/2021	1,281		—
		One stopˆ	7.50% (L + 6.50%)	09/2021	666		—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)		Percentage of Class Held(2)
		One stopˆ	7.50% (L + 6.50%)	09/2021	237		—
		One stop	N/A(4) (L + 6.50%)	09/2021	—		—
		Preferred stock	N/A	N/A	260		0.1%
Tate’s Bake Shop, Inc. 62 Pine Street East Moriches, NY 11940	Beverage, Food and Tobacco	Senior loan#	6.00% (L + 5.00%)	08/2019	597		—
		LP interest	N/A	N/A	483		0.7%
Teaching Company, The 4840 Westfields Blvd., Suite 500 Chantilly, VA 20151	Leisure, Amusement, Motion Pictures, Entertainment	One stop	7.25% (L + 6.25%)	08/2020	18,926		—
		One stop	7.25% (L + 6.25%)	08/2020	40		—
Team Technologies Acquisition Company 5949 Commerce Blvd. Morristown, TN 37814	Personal and Non Durable Consumer Products (Mfg. Only)	Senior loanˆ	6.25% (L + 5.00%)	12/2017	4,613		—
		Senior loan#	6.75% (L + 5.50%)	12/2017	857		—
Team Technologies Acquisition Company 5949 Commerce Blvd. Morristown, TN 37814	Personal and Non Durable Consumer Products (Mfg. Only)	Senior loan	N/A(4) (L + 5.00%)	12/2017	(3	)(3)	—
		Common stock	N/A	N/A	246		0.2%
Teasdale Quality Foods, Inc. 901 Packers Street Atwater, CA 95301	Grocery	Senior loan#	5.77% (L + 4.75%)	10/2020	735		—
		Senior loan#	5.77% (L + 4.75%)	10/2020	551		—
Titan Fitness, LLC 8200 Greensboro Drive, Suite 900 McLean, VA 22102	Leisure, Amusement, Motion Pictures, Entertainment	One stop*	7.75% (L + 6.50%)	09/2019	13,223		—
		One stop	7.75% (L + 6.50%)	09/2019	1,747		—
		One stop	7.75% (L + 6.50%)	09/2019	582		—
		One stop	8.75% (P + 5.25%)	09/2019	419		—
		LLC units	N/A	N/A	777		0.9%
TouchTunes Interactive Networks, Inc. 850 Third Avenue, Suite 15C New York, NY 10022	Broadcasting and Entertainment	Senior loanˆ	5.75% (L + 4.75%)	05/2021	1,483		—
Tresys Technology Holdings, Inc. 8840 Stanford Blvd, Suite 2100 Columbia, MD 21045	Aerospace and Defense	One stop(7)	8.00% (L + 6.75%)	12/2017	1,170		—
		One stop	8.00% (L + 6.75%)	12/2017	537		—
		Common stock	N/A	N/A	—		0.5%
Trintech, Inc. 15851 Dallas Pkwy, Suite 900 Addison, TX 75001	Diversified/ Conglomerate Service	One stop*ˆ#	7.00% (L + 6.00%)	10/2021	10,959		—
		One stop	N/A(4) (L + 6.00%)	10/2021	—		—
Tronair Parent, Inc. 1740 Eber Road Holland, OH 43528	Aerospace and Defense	Senior loan	N/A(4) (L + 4.50%)	09/2021	—		—
U.S. Anesthesia Partners, Inc. 450 East Las Olas Blvd, Suite 850 Ft. Lauderdale, FL 33301	Healthcare, Education and Childcare	One stop#	6.12% (L + 5.00%)	12/2019	5,882		—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)		Percentage of Class Held(2)
U.S. Renal Care, Inc. 2400 Dallas Parkway, Suite 350 Plano, TX 75093	Healthcare, Education and Childcare	LP interest	N/A	N/A	2,979		0.3%
Uinta Brewing Company 1722 Fremont Dr Salt Lake City, Utah, 84104	Beverage, Food and Tobacco	One stopˆ	9.50% (L + 8.50%)	08/2019	3,622		—
		One stop	9.50% (L + 8.50%)	08/2019	296		—
		LP interest	N/A	N/A	—		0.9%
Vendavo, Inc. 401 E. Middlefield Road Mountain View, CA 94043	Diversified/ Conglomerate Service	One stop	9.50% (L + 8.50%)	10/2019	17,672		—
		One stop	N/A(4) (L + 8.50%)	10/2019	(25	)(3)	—
		Preferred stock A	N/A	N/A	852		0.8%
Vendor Credentialing Service LLC 616 Cypress Creek Pkwy, Suite 800 Houston, TX 77090	Diversified/ Conglomerate Service	One stop	7.00% (L + 6.00%)	11/2021	10,194		—
		One stop	N/A(4) (L + 6.00%)	11/2021	—		—
Vetcor Professional Practices LLC 350 Lincoln Place, Suite 111 Hingham, MA 02043	Personal, Food and Miscellaneous Services	One stop*ˆ#	7.25% (L + 6.25%)	04/2021	29,043		—
		One stop*	7.25% (L + 6.25%)	04/2021	966		—
		One stop	7.25% (L + 6.25%)	04/2021	550		—
		One stop#	7.25% (L + 6.25%)	04/2021	288		—
		One stop	7.25% (L + 6.25%)	04/2021	236		—
		One stop	N/A(4) (L + 6.25%)	04/2021	—		—
		One stop	N/A(4) (L + 6.25%)	04/2021	—		—
		LLC units	N/A	N/A	624		0.3%
		LLC units	N/A	N/A	536		0.3%
Veterinary Specialists of North America, LLC 350 Lincoln Place, Suite 111 Hingham, MA 02043	Personal, Food and Miscellaneous Services	One stop*ˆ	6.25% (L + 5.25%)	07/2021	6,041		—
		One stop	6.25% (L + 5.25%)	07/2021	63		—
		One stop	N/A(4) (L + 5.25%)	07/2021	(3	)(3)	—
		One stop	N/A(4) (L + 5.25%)	07/2021	(13	)(3)	—
		LLC units(5)	N/A	N/A	106		—
Vitalyst, LLC One Bala Plaza, Suite 434 Bala Cynwyd, PA 19004	Diversified/ Conglomerate Service	Senior loan	6.50% (L + 5.25%)	09/2017	1,385		—
		Senior loan	N/A(4) (L + 4.25%)	09/2017	(2	)(3)	—
		Preferred stock A	N/A	N/A	44		0.1%
		Common stock	N/A	N/A	—		0.1%
Watchfire Enterprises, Inc. 1015 Maple Street Danville, IL 61832	Electronics	Second lien	9.00% (L + 8.00%)	10/2021	9,434		—
Wetzel’s Pretzels, LLC 35 Hugus Alley #300 Pasadena, CA 91103	Personal, Food and Miscellaneous Services	One stop	7.75% (L + 6.75%)	09/2021	6,993		—
		One stop	N/A(4) (L + 6.75%)	09/2021	—		—
		Common stock	N/A	N/A	160		0.2%

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Fair Value (Dollars in Thousands)		Percentage of Class Held(2)
Whitcraft LLC 76 Country Road Eastford, CT 06242	Aerospace and Defense	One stop*ˆ	7.50% (L + 6.50%)	05/2020	13,504		—
		One stop	N/A(4) (L + 6.50%)	05/2020	—		—
		Preferred stock B	N/A	N/A	1,194		1.0%
		Warrant	N/A	N/A	232		1.0%
WIRB-Copernicus Group, Inc. 212 Carnegie Center, Suite 301 Princeton, NJ 08540	Healthcare, Education and Childcare	Senior loan*ˆ	6.00% (L + 5.00%)	08/2022	9,812		—
		Senior loan	N/A(4) (L + 5.00%)	08/2022	(1	)(3)	—
Workforce Software, LLC 38705 Seven Mile Road Livonia, MI 48152	Diversified/ Conglomerate Service	One stopˆ	4.50% cash/7.00% PIK (L + 10.50%)	06/2021	5,001		—
		One stop	N/A(4) (L + 3.50%)	06/2021	—		—
		LLC units	N/A	N/A	308		0.8%
Xmatters, Inc. and Alarmpoint, Inc. 12647 Alcosta Blvd, Suite 425 San Ramon, CA 94583	Diversified/ Conglomerate Service	One stop	9.50% (L + 8.50%)	08/2021	4,594		—
		One stop	N/A(4) (L + 8.50%)	08/2021	—		—
		Warrant	N/A	N/A	32		—
Young Innovations, Inc. 13705 Shoreline Court East Earth City, MO 63045	Healthcare, Education and Childcare	Senior loan*#	5.25% (L + 4.25%)	01/2019	1,739		—
		Senior loan*	5.75% (L + 4.75%)	01/2019	308		—
		Senior loan	6.75% (P + 3.25%)	01/2018	33		—
		Common stock	N/A	N/A	343		0.2%
		LLC units	N/A	N/A	315		0.2%

*	Denotes that all or a portion of the loan secures the notes offered in the 2010 Debt Securitization.
ˆ	Denotes that all or a portion of the loan secures the notes offered in the 2014 Debt Securitization.
#	Denotes that all or a portion of the loan collateralizes the Credit Facility.
(1)	The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“P”) and which reset daily, quarterly or semiannually. For each, the Company has provided the spread over LIBOR or Prime and the weighted average current interest rate in effect at September 30, 2016. Certain investments are subject to a LIBOR or Prime interest rate floor. For fixed rate loans, a spread above a reference rate is not applicable.
(2)	Percentage of class held refers only to equity held, if any. Calculated on a fully diluted basis.
(3)	The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par.
(4)	The entire commitment was unfunded at September 30, 2016. As such, no interest is being earned on this investment.
(5)	Percentage of class held is less than 0.1%.
(6)	As defined in the 1940 Act, the Company is deemed to be an “Affiliated Person” of the company as the Company along with affiliated entities owns five percent or more of the portfolio company’s securities.
(7)	Loan was on non-accrual status as of September 30, 2016, meaning that the Company has ceased recognizing interest income on the loan.

(8)	The investment is treated as a non-qualifying asset under Section 55(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. As of September 30, 2016, total non-qualifying assets at fair value represented 7.4% of total investments at fair value.
(9)	As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” of and “Control” this portfolio company as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement).

MANAGEMENT

Board of Directors and its Leadership Structure

Our business and affairs are managed under the direction of our board of directors. The board of directors consists of six members, four of whom are not “interested persons” of Golub Capital BDC, GC Advisors or their respective affiliates as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “independent directors.” The board of directors elects our officers, who serve at the discretion of the board of directors. The responsibilities of the board of directors include quarterly valuation of our assets, corporate governance activities, oversight of our financing arrangements and oversight of our investment activities.

Oversight of our investment activities extends to oversight of the risk management processes employed by GC Advisors as part of its day-to-day management of our investment activities. The board of directors reviews risk management processes throughout the year, consulting with appropriate representatives of GC Advisors as necessary and periodically requesting the production of risk management reports or presentations. The goal of the board of directors’ risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the board of directors’ oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

The board of directors has established an audit committee, a nominating and corporate governance committee and a compensation committee, and may establish additional committees from time to time as necessary. The scope of each committee’s responsibilities is discussed in greater detail below. Lawrence E. Golub, Chief Executive Officer of Golub Capital, and therefore an interested person of Golub Capital BDC, serves as Chairman of the board of directors. The board of directors believes that it is in the best interests of investors for Mr. Golub to lead the board of directors because of his broad experience with the day-to-day management and operation of other investment funds and his significant background in the financial services industry, as described below. The board of directors does not have a lead independent director. However, William M. Webster IV, the chairman of the audit committee and the nominating and corporate governance committee, is an independent director and acts as a liaison between the independent directors and management between meetings of the board of directors and is involved in the preparation of agendas for board and committee meetings. The board of directors believes that its leadership structure is appropriate in light of the characteristics and circumstances of Golub Capital BDC because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The board of directors also believes that its small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between GC Advisors and the board of directors. Each of our directors has been selected such that the board of directors represents a range of backgrounds and experiences.

Board of Directors

Under our certificate of incorporation and bylaws, our directors are divided into three classes. At each annual meeting, directors are elected for staggered terms of three years, with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Our board of directors met six times during the fiscal year ended September 30, 2016.

Directors

Information regarding the board of directors is as follows:

Name, Address and Age(1)	Position(s) held with the Registrant	Term of Office and Length of Service	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director or Nominee for Director During the Past 5 years(2)
Interested Directors
Lawrence E. Golub (57)(3)	Chairman of the Board of Directors	Class III Director since February 2009; Term Expires 2019	Serves as the Chief Executive Officer of Golub Capital.	A member of the Financial Control Board of the State of New York. A member of the board of directors of GCIC since September 2014. Previously served on the board of directors of Empire State Realty Trust, Inc. (NYSE) from 2012 to 2014. Also served as Treasurer of the White House Fellows Foundation from 1996 to 2013.
David B. Golub (54)(3)	Chief Executive Officer and Director	Class I Director since 2009; Term Expires 2017	Serves as the President of Golub Capital.	A member of the board of directors of GCIC since November 2014. Serves on the board of directors of the Michael J. Fox Foundation for Parkinson’s Research. Also serves on the board of directors of The Burton Corporation.
Independent Directors
John T. Baily (72)	Director	Class II Director since 2010; Term Expires 2018	Retired.	A member of the board of directors of RLI Corp. (NYSE), Endurance Specialty Holdings, Ltd. (NYSE) and, since November 2014, GCIC.

Name, Address and Age(1)	Position(s) held with the Registrant	Term of Office and Length of Service	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director or Nominee for Director During the Past 5 years(2)
Kenneth F. Bernstein (55)	Director	Class II Director since 2010; Term Expires 2018	Chief executive officer of Acadia Realty Trust since 2001 and the president and a trustee since its formation in 1998.	A member of the board of directors of GCIC since November 2014. An independent trustee of BRT Realty Trust since 2004. A member of the National Association of Corporate Directors, International Council of Shopping Centers, National Association of Real Estate Investment Trusts, for which he serves on the Board of Governors, Urban Land Institute and the Real Estate Roundtable, where he is currently chairman of the Tax Policy Committee. A member of the board of advisors of the Young Presidents Organization Real Estate Network.
Anita R. Rosenberg (52)	Director	Class I Director since 2011; Term Expires 2017	Independent Consultant. Former independent advisor to Magnetar Capital from April 2011 to May 2012. Partner and Portfolio Manager at Harris Alternatives, LLC, and its predecessor, Harris Associates, L.P., from 1999 to 2009.	An independent trustee at Baron Funds Management since May 2013. An independent director for Impala Asset Management since January 2014. A member of the board of directors of GCIC since November 2014.
William M. Webster IV (59)	Director	Class III Director since 2010; Term Expires 2019	Retired. Co-founder of Advance America, Advance Cash Centers, Inc. Served as the Chief Executive Officer of Advance America, Advance Cash Centers, Inc. from its inception in 1997 through August 2005 and served as Chairman of the board of directors from August 2008 through May 2012.	Serves on the board of directors of LKQ Corporation (NYSE), Compass Systems, Inc. and, since November 2014, GCIC.

(1)	The business address of each of our directors is c/o Golub Capital BDC, Inc., 150 South Wacker Drive, Suite 800, Chicago, IL 60606.
(2)	No director otherwise serves as a director of an investment company registered under the 1940 Act.
(3)	Messrs. Lawrence E. Golub and David B. Golub, who are brothers, are interested directors due to their position as officers of us and of Golub Capital.

Officers Who Are Not Directors

Information regarding our officers who are not directors is as follows:

Name	Age	Position
Ross A. Teune	48	Chief Financial Officer and Treasurer
Joshua M. Levinson	41	Chief Compliance Officer and Secretary
Gregory A. Robbins	41	Managing Director
Jonathan D. Simmons	34	Director of Corporate Strategy

The address for each of our officers is c/o Golub Capital, BDC, Inc., 150 South Wacker Drive, Suite 800, Chicago, IL 60606.

Biographical Information

The board of directors has determined that each of the directors is qualified to serve as our director, based on a review of the experience, qualifications, attributes and skills of each director, including those described below. The board of directors has determined that each director has significant experience in the investment or financial services industries and has held management, board or oversight positions in other companies and organizations. Each of our directors has demonstrated high character and integrity and has expertise and diversity of experience to be able to offer advice and guidance to our management. For the purposes of this presentation, our directors have been divided into two groups — independent directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act.

Independent Directors

John T. Baily brings over three decades of experience in the accounting industry and a substantial background in insurance industry matters. Mr. Baily currently serves as a member of the board of directors of GCIC, RLI Corp. (NYSE) and Endurance Specialty Holdings, Ltd. (NYSE). He was elected to serve as a director to GCIC in November 2014 and to RLI Corp. and Endurance Specialty Holdings, Ltd. in 2003. Mr. Baily also served as a member of the board of directors of Erie Indemnity Company (NASDAQ) from 2003 to 2008 and of NYMagic, Inc. (NYSE) from 2003 to 2010. From 1999 until 2002, Mr. Baily was the President of Swiss Re Capital Partners. Prior to joining Swiss Re Capital Partners, Mr. Baily was a partner at PricewaterhouseCoopers LLP and its predecessor, Coopers & Lybrand, where he worked from 1965 until 1999. Mr. Baily was the National Insurance Industry Chairman of Coopers & Lybrand from 1986 until 1998 and a member of Coopers & Lybrand’s International Insurance Industry Committee from 1984 until 1998. Mr. Baily graduated cum laude from Albright College in 1965, received his CPA with honors in 1968 and received his M.B.A. from the University of Chicago in 1979. Mr. Baily’s experience as an accountant and past service as a director of public companies led our Nominating and Corporate Governance Committee to conclude that Mr. Baily is qualified to serve as a director.

Kenneth F. Bernstein brings to the board of directors expertise in accounting and business operations. Mr. Bernstein has been the chief executive officer of Acadia Realty Trust since 2001 and the president and a trustee since its formation in 1998. Mr. Bernstein is responsible for strategic planning as well as overseeing the day-to-day activities of Acadia Realty Trust including operations, acquisitions and capital markets. He has been an independent trustee of BRT Realty Trust since 2004. From 1990 to 1998, he served as chief operating officer of RD Capital, Inc. until its merger into Acadia Realty Trust. He was an associate with the New York law firm of Battle Fowler LLP, from 1986 to 1990. Mr. Bernstein has been a member of the board of directors of GCIC since November 2014. He has been a member of the National Association of Corporate Directors, International Council of Shopping Centers, the National Association of Real Estate Investment Trusts, for which he serves on the Board of Governors, the Urban Land Institute and the Real Estate Roundtable, where he is currently chairman of the Tax Policy Committee. Mr. Bernstein was also the founding chairman of the Young Presidents’ Organization Real Estate Network and is currently a member of its board of advisors. He holds a B.A. from the University of Vermont and a J.D. from Boston University School of Law. Mr. Bernstein’s experience as a senior executive officer within finance companies led our Nominating and Corporate Governance Committee to conclude that Mr. Bernstein is qualified to serve as a director.

Anita R. Rosenberg brings to the board of directors a diverse knowledge of business and finance. She has been a member of the board of directors of GCIC since November 2014. Ms. Rosenberg became a trustee of Baron Investment Funds Trust in May 2013 and an independent director for Impala Asset Management in January 2014. From April 2011 through May 2012, she served as an independent advisor to Magnetar Capital, a multi-strategy hedge fund. From 1999 until her retirement in February 2009, Ms. Rosenberg was a Partner and Portfolio Manager at Harris Alternatives, LLC, and its predecessor, Harris Associates, L.P. Ms. Rosenberg brings to the board of directors expertise in capital markets, portfolio management and business operations. As a Portfolio Manager at Harris Alternatives, LLC, Ms. Rosenberg managed all aspects of a $14 billion fund of hedge funds, including asset selection, risk assessment, and allocation across investment strategies. Prior to Harris Alternatives, LLC, Ms. Rosenberg held senior level positions at several large asset management/investment banking institutions, including Banker’s Trust, Global Asset Management, and Merrill Lynch Capital Markets. Ms. Rosenberg received her B.A. in 1985 from Harvard University. Ms. Rosenberg’s experience as a partner and senior executive in several asset management firms led our Nominating and Corporate Governance Committee to conclude that Ms. Rosenberg is qualified to serve as a director.

William M. Webster IV brings to the board of directors a diverse knowledge of business and finance. Mr. Webster is one of the co-founders of Advance America, Advance Cash Centers, Inc. Mr. Webster served as a director from the company’s inception in 1997 through May 2012 and as the Chairman of the board of directors from August 2008 through May 2012 and previously from January 2000 through July 2004. He was the Chief Executive Officer of Advance America, Advance Cash Centers, Inc. from its inception through August 2005. From May 1996 to May 1997, Mr. Webster served as Executive Vice President of Education Management Corporation and was responsible for corporate development, human resources, management information systems, legal affairs and government relations. From October 1994 to October 1995, Mr. Webster served as Assistant to the President of the United States and Director of Scheduling and Advance. Mr. Webster served as Chief of Staff to U.S. Department of Education Secretary Richard W. Riley from January 1993 to October 1994. From November 1992 to January 1993, Mr. Webster was Chief of Staff to Richard W. Riley as part of the Presidential Transition Team. Mr. Webster serves on the board of directors of LKQ Corporation (NYSE), Compass Systems, Inc. and, since November 2014, on the board of directors of GCIC. Mr. Webster holds an Executive Masters Professional Director Certification, the highest level, from the American College of Corporate Directors, a public company director education and credentialing organization. Mr. Webster is a 1979 summa cum laude graduate of Washington and Lee University and a Fulbright Scholar. Mr. Webster is also a graduate of the University of Virginia School of Law. Mr. Webster’s knowledge of business and finance developed as a senior executive officer led our Nominating and Corporate Governance Committee to conclude that Mr. Webster is qualified to serve as a director.

Interested Directors

Lawrence E. Golub has served as Chairman of our board of directors since November 2009. The board of directors benefits from Mr. Lawrence E. Golub’s business leadership and experience and knowledge of the financial services industry. He is currently chairman of the board of directors of GCIC, a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act and whose investment adviser is GC Advisors. Mr. Golub previously spent ten years as a principal investor and investment banker. As a Managing Director of the Risk Merchant Bank at Bankers Trust Company, he applied derivative products to principal investing and merger and acquisitions transactions. As a Managing Director of Wasserstein Perella Co., Inc., he established that firm’s capital markets group and debt restructuring practice. As an officer of Allen & Company Incorporated, he engaged in principal investing, mergers and acquisitions advisory engagements and corporate finance transactions. Mr. Golub is active in charitable and civic organizations. He is one of three private members of the Financial Control Board of the State of New York, President of the Harvard University JD-MBA Alumni Association, a member of the Harvard University Committee on University Resources and a member of the Advisory Council of Harvard Kennedy School’s Mossavar-Rahmani Center for Business & Government. Mr. Golub was a White House Fellow and served for over 15 years as Treasurer of the White House Fellows Foundation. Mr. Golub was chairman of Mosholu Preservation Corporation, a non-profit developer and manager of low income housing in the Bronx. He served for over fifteen years as a trustee of Montefiore Medical Center, the university hospital of the Albert Einstein Medical School. He also served for six years as a trustee of Horace Mann School and for five years on the Harvard University Committee for Science and Engineering. Mr. Golub

also has served as a member of the board of directors of GCIC since September 2014 and previously served on the board of directors of Empire State Realty Trust, Inc. (NYSE). Mr. Golub’s experiences with Golub Capital and his focus on middle-market lending led our Nominating and Corporate Governance Committee to conclude that Mr. Golub is qualified to serve as a director.

David B. Golub has served as our Chief Executive Officer since November 2009. Mr. David B. Golub joined Golub Capital as Vice Chairman in January 2004, after having served as a director of affiliates of the firm since 1995. He brings to the board of directors a diverse knowledge of business and finance. He is currently President and Chief Executive Officer of GCIC and serves on the board of directors of GCIC and has held such positions since November 2014. From 1995 through October 2003, Mr. Golub was a Managing Director of Centre Partners Management LLC, a leading private equity firm. From 1995 through 2000, Mr. Golub also served as a Managing Director of Corporate Partners, a private equity fund affiliated with Lazard Fréres & Co. formed to acquire significant minority stakes in established companies. Mr. Golub was the first Chairman of the board of directors and is a long-standing Director of the Michael J. Fox Foundation for Parkinson’s Research. He also serves on the board of directors of The Burton Corporation and has served on the board of public and private companies. Mr. Golub is the brother of Lawrence E. Golub, Chairman of our board of directors. Mr. Golub earned his A.B. degree in Government from Harvard College. He received an M.Phil. in International Relations from Oxford University, where he was a Marshall Scholar, and an M.B.A. from Stanford Graduate School of Business, where he was named an Arjay Miller Scholar. Mr. Golub’s experiences with Golub Capital and his focus on middle-market lending led our Nominating and Corporate Governance Committee to conclude that Mr. Golub is qualified to serve as a director.

Officers Who Are Not Directors

Ross A. Teune has served as our Chief Financial Officer and Treasurer since December 2010. Mr. Teune is currently the Chief Financial Officer and Treasurer for GCIC. Prior to being elected our Chief Financial Officer and Treasurer, Mr. Teune served as Senior Vice President of Finance at Golub Capital Incorporated from November 2007 to December 2008 and the Administrator from January 2009 to present with responsibility for the financial reporting for its privately managed debt funds. Mr. Teune served as Director of Strategic Planning at Merrill Lynch Capital from April 2006 to November 2007. Prior to this position, Mr. Teune was Vice President of Finance at Antares Capital Corporation from July 2002 to April 2006, where he was responsible for overseeing operations and financial reporting. Mr. Teune also served as the primary liaison to the tax, treasury, external reporting and market risk departments of Massachusetts Life Insurance Company, Antares Capital’s parent company. Mr. Teune also worked at Heller Financial Corporation and KPMG LLP. Mr. Teune graduated from Hope College with a B.A. in Accounting and is a Certified Public Accountant (inactive).

Joshua M. Levinson has served as our Chief Compliance Officer since August 2011 and Secretary since December 2011 and is also the Co-General Counsel and Chief Compliance Officer of GC Advisors, where he has primary responsibility for legal and compliance matters. Mr. Levinson is currently the Chief Compliance Officer and Secretary for GCIC. Mr. Levinson served as Counsel at Magnetar Capital from 2006 to 2010, where he was responsible for the legal affairs of a number of business units and also served as Secretary of Magnetar Spectrum Fund. Prior thereto, Mr. Levinson was a private equity and investment funds attorney at King & Spalding LLP and a corporate attorney at Wilson Sonsini Goodrich & Rosati. Mr. Levinson holds a B.S. from Vanderbilt University and received a J.D. from Georgetown University Law Center, where he was an associate editor of the Georgetown Law Journal.

Gregory A. Robbins is a Managing Director of Golub Capital and has served as our Managing Director since November 2013. He currently serves as Managing Director for GCIC. Prior to joining Golub Capital in 2004, Mr. Robbins was a Vice President in the Merchant Banking Group at Indosuez Capital. During his tenure at Indosuez Capital, Mr. Robbins originated, structured, executed and managed leveraged finance transactions for middle-market private equity sponsors across multiple assets classes. Prior thereto, Mr. Robbins was an associate at Saw Mill Capital, a private equity firm.

Jonathan D. Simmons is a Director of Golub Capital and has served as our Director of Corporate Strategy since February 2016. He also currently serves as Director of Corporate Strategy for GCIC. Prior to joining Golub Capital in 2009, Mr. Simmons served as a Senior Associate at Churchill Financial and as an

investment banking Associate at J.P. Morgan Securities Inc. Mr. Simmons graduated magna cum laude from Colgate University with a B.A. in Mathematics and Economics.

Committees of the Board

Audit Committee

The members of the audit committee are John T. Baily, Kenneth F. Bernstein, Anita R. Rosenberg and William M. Webster IV, each of whom is financially literate and meets the independence standards established by the SEC and NASDAQ for audit committees and is independent for purposes of the 1940 Act. William M. Webster IV serves as Chairman of the audit committee. Our board of directors has determined that Mr. Baily, Mr. Bernstein and Mr. Webster are each an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act.

The purpose of the audit committee is to monitor (i) the integrity of our financial statements, (ii) the independent auditor’s qualifications and independence, (iii) the performance of our internal audit function and independent auditors and (iv) our compliance with legal and regulatory requirements. The audit committee is directly responsible for approving and overseeing our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing and overseeing the adequacy of our internal accounting controls. The audit committee is responsible for reviewing and discussing with management and our independent accountants our annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommending to the board of directors whether the audited financial statements should be included in our Annual Report on Form 10-K. On a quarterly basis, the audit committee reviews and discusses with management and our independent accountants our earnings releases and quarterly financial statements prior to the filing of our Quarterly Reports on Form 10-Q, including the results of the independent accountants’ reviews of the quarterly financial statements. Periodically during each fiscal year, the audit committee meets, including private meetings, with our independent accountants and selected executive officers of ours, as appropriate, for consultation on audit, accounting and related financial matters. At least annually, the audit committee reviews a report from the independent accountants regarding the independent accountant’s internal quality-control procedures, any material issues raised by internal quality review, or peer review, of the firm or any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with any such issues, as well as all relationships between us and the independent accountants. In its consideration of whether to recommend that stockholders ratify the selection of our independent accountants, the audit committee considers both the independence of the independent accountants from us and management and whether retaining the independent accountants is in the best interests of the us and our stockholders. The audit committee reviews and approves the amount of audit fees and any other fees paid to our independent accountants.

The function of the audit committee is oversight. The independent accountants are accountable to the board of directors and the audit committee, as representatives of our stockholders. The board of directors and the audit committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace our independent accountants (subject, if applicable, to stockholder ratification).

In fulfilling their responsibilities, the members of the audit committee are not full-time employees of us or management and are not, and do not represent themselves to be, accountants or auditors by profession. Accordingly, it is not the duty or the responsibility of the audit committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that our financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards.

The audit committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and audit committee utilize the services of independent valuation firms to help them determine the fair value of these securities. The audit committee’s charter is available on our website (http://www.golubcapitalbdc.com). The audit committee met four times during the fiscal year ended September 30, 2016.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are John T. Baily, Kenneth F. Bernstein, Anita R. Rosenberg and William M. Webster IV, each of whom is independent for purposes of the 1940 Act and the NASDAQ corporate governance rules. William M. Webster IV serves as Chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board of directors or a committee of the board of directors, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. The nominating and corporate governance committee has adopted a written nominating and corporate governance committee charter that is available on our website (http://www.golubcapitalbdc.com).

The nominating and corporate governance committee considers stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with our bylaws, the nominating and corporate governance committee’s charter and any applicable law, rule or regulation regarding director nominations. Our bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver written notice to our corporate secretary, Joshua M. Levinson, c/o Golub Capital BDC, Inc., 150 South Wacker Drive, Suite 800, Chicago, Illinois 60606. This notice must contain, as to each nominee, all information that would be required under applicable SEC rules to be disclosed in connection with election of a director and certain other information set forth in our bylaws, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of our common stock owned, if any; and a written consent of the individual to stand for election if nominated by the board of directors and to serve if elected by the stockholders. In order to be eligible to be a nominee for election as a director by a stockholder, such potential nominee must deliver to our corporate secretary a written questionnaire providing the requested information about the background and qualifications of such nominee and a written representation and agreement that such nominee is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with services on the board of directors and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

Criteria considered by the nominating and corporate governance committee in evaluating the qualifications of individuals for election as members of the board of directors include compliance with the independence and other applicable requirements of the NASDAQ corporate governance rules, the 1940 Act and the SEC, and all other applicable laws, rules, regulations and listing standards; the criteria, policies and principles set forth in the nominating and corporate governance committee’s charter and the ability to contribute to our effective management, taking into account our needs and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which we operate. The nominating and corporate governance committee also may consider such other factors as it may deem are in the best interests of us and our stockholders. The nominating and corporate governance committee met three times during the fiscal year ended September 30, 2016.

Compensation Committee

The members of the compensation committee are John T. Baily, Kenneth F. Bernstein, Anita R. Rosenberg and William M. Webster IV, each of whom meets the independence standards established by the SEC and the NASDAQ corporate governance rules. Anita R. Rosenberg serves as Chairperson of the compensation committee. The compensation committee is responsible for determining, or recommending to the board of directors for determination, the compensation, if any, of our chief executive officer and our other executive officers. Currently none of our executive officers are compensated by us and, as a result, the compensation committee does not produce and/or review a report on executive compensation practices. The compensation committee is responsible for reviewing the reimbursement by us to the Administrator of the allocable portion of our chief financial officer and chief compliance officer and their respective staffs on an annual basis.

The compensation committee also has the authority to engage compensation consultants following consideration of certain factors related to such consultants’ independence. The compensation committee charter is available on our website at www.golubcapitalbdc.com. The compensation committee three times during the fiscal year ended September 30, 2016.

Compensation of Directors

The following table shows information regarding the compensation earned by our directors for the fiscal year ended September 30, 2016. No compensation is paid to directors who are “interested persons.”

Name	Aggregate Compensation from Golub Capital BDC(1)	Pension or Retirement Benefits Accrued as Part of Our Expenses(2)	Total Compensation from Golub Capital BDC Paid to Director(1)
Independent Directors
John T. Baily	$86,000	—	$86,000
Kenneth F. Bernstein	$85,500	—	$85,500
Anita R. Rosenberg	$86,000	—	$86,000
William M. Webster IV	$96,000	—	$96,000
Interested Director
Lawrence E. Golub	—	—	—
David B. Golub	—	—	—

(1)	The amounts listed are for the fiscal year ending September 30, 2016. For a discussion of the independent directors’ compensation, see below.
(2)	We do not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits.

The independent directors will receive an annual fee of $62,900 for the fiscal year ending September 30, 2017. They also receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in person or telephonically each regular board of directors meeting and $500 for each special telephonic meeting. They also receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in person and $500 for each telephonic committee meeting (provided that such compensation will only be paid if the committee meeting is not held on the same day as any regular board meeting). The chairman of the audit committee receives an annual fee of $8,600. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. No compensation is paid to directors who are “interested persons.” The board of directors reviews and determines the compensation of independent directors.

Investment Committee

The investment committee of GC Advisors responsible for our investments meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by GC Advisors on our behalf. In addition, the investment committee reviews and determines whether to make prospective investments identified by GC Advisors and monitors the performance of our investment portfolio. Our investment professionals receive no compensation from us. The compensation of these individuals is paid by an affiliate of our Investment Adviser and includes an annual base salary and, in certain cases, an annual bonus based on an assessment of short-term and long-term performance.

Information regarding members of GC Advisors’ investment committee is as follows:

Name	Age	Position
Lawrence E. Golub	56	Chairman of our board of directors
David B. Golub	54	Chief Executive Officer, Director
Gregory W. Cashman	52	Senior Managing Director of Golub Capital
Andrew H. Steuerman	49	Senior Managing Director of Golub Capital

The address for each member of the investment committee is c/o Golub Capital BDC, Inc., 150 South Wacker Drive, Suite 800, Chicago, IL 60606.

Members of GC Advisors’ Investment Committee Who Are Not Our Directors or Officers

Gregory W. Cashman has served on GC Advisors’ investment committee since the registration of GC Advisors as a registered investment adviser. Mr. Cashman is a Senior Managing Director of Golub Capital. Mr. Cashman co-heads Golub Capital’s Direct Lending Group, overseeing Underwriting, Deal Execution and Portfolio Management and is a member of the firm’s investment and watch list committees. Mr. Cashman also oversees Golub Capital’s Middle-market Club Investments business. Prior to joining Golub Capital in 1996, Mr. Cashman worked in various finance positions at Bristol-Myers Squibb Co. from 1993 to 1996, and was named Manager of Business Development for the venture capital arm of Bristol-Myers Squibb Co.’s Consumer Medicines Division. In that position, he was responsible for analyzing and negotiating investment and acquisition opportunities. Previously, Mr. Cashman spent four years as a senior accountant with Arthur Andersen & Co., serving emerging growth companies. He is a director or advisory director of a number of Golub Capital’s portfolio companies. Mr. Cashman graduated from the McIntire School of The University of Virginia with a B.S. in Commerce and received an M.B.A. from the Darden School of Business.

Andrew H. Steuerman has served on GC Advisors’ investment committee since the registration of GC Advisors as a registered investment adviser. Mr. Steuerman is a Senior Managing Director of Golub Capital. Mr. Steuerman co-heads Golub Capital’s Direct Lending group, overseeing Origination, Deal Execution and Capital Markets and is a member of the firm’s investment and watch list committees. Prior to joining Golub Capital in 2004, Mr. Steuerman was a Managing Director at Albion Alliance from April 1998 to January 2004, where he originated, executed and supervised subordinated debt and equity investments for two private partnerships. Prior to Albion, Mr. Steuerman was a Vice President at Bankers Trust Alex Brown from 1997 to 1998 and an investment manager with New York Life Insurance Company from 1989 to 1997 in the Private Equity and Mezzanine Group. At New York Life, Mr. Steuerman was a senior member of the Private Equity Group managing leveraged senior loans, mezzanine investments, private equity securities and limited partnership assets. Mr. Steuerman graduated from Pace University with a B.B.A. in Finance and holds an M.B.A. in Finance from St. John’s University.

Portfolio Management

Each investment opportunity requires the consensus and generally receives the unanimous approval of GC Advisors’ investment committee. Follow-on investments in existing portfolio companies may require the investment committee’s approval beyond that obtained when the initial investment in the company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the investment committee. The day-to-day management of investments approved by the investment committee is overseen by Messrs. Lawrence and David Golub. Biographical information with respect to Messrs. Lawrence and David Golub is set out under “— Biographical Information — Interested Directors.”

Each of Lawrence Golub and David Golub has ownership and financial interests in, and may receive compensation and/or profit distributions from, GC Advisors. Neither Lawrence Golub nor David Golub receives any direct compensation from us. As of the date of this prospectus, Lawrence Golub and David Golub each beneficially owned more than $1 million of our common stock. Lawrence Golub and David Golub are also primarily responsible for the day-to-day management of approximately 21 other pooled investment vehicles, with over $15.2 billion of capital under management, and approximately 20 other accounts, with over $2.7 billion of capital under management, in which their affiliates receive incentive fees. See “Control Persons and Principal Stockholders.”

MANAGEMENT AGREEMENTS

Investment Advisory Agreement

GC Advisors is located at 150 South Wacker Drive, Suite 800, Chicago, IL 60606. GC Advisors is registered as an investment adviser under the Advisers Act. All of the beneficial interests in GC Advisors are owned, indirectly, by two affiliated trusts. The trustees of those trusts are David B. Golub and David L. Finegold. Subject to the overall supervision of our board of directors and in accordance with the 1940 Act, GC Advisors manages our day-to-day operations and provides investment advisory services to us. Under the terms of the Investment Advisory Agreement, GC Advisors:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments we make;
•	executes, closes, services and monitors the investments we make;
•	determines the securities and other assets that we purchase, retain or sell;
•	performs due diligence on prospective portfolio companies; and
•	provides us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds.

GC Advisors’ services under the Investment Advisory Agreement are not exclusive. Subject to the requirements of the 1940 Act, GC Advisors may enter into one or more sub-advisory agreements under which GC Advisors may obtain assistance in fulfilling its responsibilities under the Investment Advisory Agreement.

Management Fee

Pursuant to the Investment Advisory Agreement, we pay GC Advisors a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee and the incentive fee is ultimately borne by our stockholders.

The base management fee is calculated at an annual rate equal to 1.375% of our average adjusted gross assets at the end of the two most recently completed calendar quarters (excluding cash and cash equivalents but including assets purchased with borrowed funds and securitization-related assets). Additionally, GC Advisors is voluntarily excluding assets funded with secured borrowing proceeds from the management fee. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during a current calendar quarter. Base management fees for any partial month or quarter are appropriately pro-rated. For purposes of the Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper instruments maturing within 270 days of purchase. To the extent that GC Advisors or any of its affiliates provides investment advisory, collateral management or other similar services to a subsidiary of ours, the base management fee shall be reduced by an amount equal to the product of (1) the total fees paid to GC Advisors by such subsidiary for such services and (2) the percentage of such subsidiary’s total equity, including membership interests and any class of notes not exclusively held by one or more third parties, that is owned, directly or indirectly, by us. For the fiscal years ended September 30, 2016, 2015 and 2014, we paid GC Advisors base management fees of $21.7 million, $19.7 million and $10.9 million, respectively, pursuant to the Investment Advisory Agreement.

We pay GC Advisors an incentive fee. We have structured the calculation of the incentive fee to include a fee limitation such that an incentive fee for any quarter can only be paid to GC Advisors if, after such payment, the cumulative incentive fees paid to GC Advisors since April 13, 2010, the effective date of our election to become a business development company, would be less than or equal to 20.0% of our Cumulative Pre-Incentive Fee Net Income (as defined below).

We accomplish this limitation by subjecting each quarterly incentive fee payable under the Income and Capital Gains Incentive Fee Calculation (as defined below) to the Incentive Fee Cap. The Incentive Fee Cap in any quarter is equal to the difference between (a) 20.0% of Cumulative Pre-Incentive Fee Net Income and (b) cumulative incentive fees of any kind paid to GC Advisors by us since April 13, 2010. To the extent the Incentive Fee Cap is zero or a negative value in any quarter, no incentive fee would be payable in that quarter. “Cumulative Pre-Incentive Fee Net Income” is equal to the sum of (a) Pre-Incentive Fee Net Investment Income (as defined below) for each period since April 13, 2010 and (b) cumulative aggregate realized capital gains, cumulative aggregate realized capital losses, cumulative aggregate unrealized capital depreciation and cumulative aggregate unrealized capital appreciation since April 13, 2010. “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the calendar quarter (including the base management fee, taxes, any expenses payable under the Investment Advisory Agreement and the Administration Agreement, any expenses of securitizations and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends, and zero coupon securities, accrued income that we have not yet received in cash. GC Advisors does not return to us amounts paid to it on accrued income that we have not yet received in cash if such income is not ultimately received by us in cash. If we do not ultimately receive income, a loss would be recognized, reducing future fees.

Incentive fees are calculated as described below and payable quarterly in arrears (or, upon termination of the Investment Advisory Agreement, as of the termination date).

Income and Capital Gains Incentive Fee Calculation

The Income and Capital Gains Incentive Fee Calculation has two parts: the income component and the capital gains component. The income component is calculated quarterly in arrears based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter.

Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the income component, it is possible that an incentive fee may be calculated under this formula with respect to a period in which we have incurred a loss. For example, if we receive Pre-Incentive Fee Net Investment Income in excess of the hurdle rate (as defined below) for a calendar quarter, the income component will result in a positive value and an incentive fee will be paid subject to the Incentive Fee Cap.

Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2.0% quarterly. If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our Pre-Incentive Fee Net Investment Income and make it easier for GC Advisors to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. Our Pre-Incentive Fee Net Investment Income used to calculate this part of the incentive fee is also included in the amount of our total assets (excluding cash and cash equivalents but including assets purchased with borrowed funds and securitization-related assets and cash collateral on deposit with custodian) used to calculate the 1.375% base management fee, which fee is payable on all of our assets managed by GC Advisors.

We calculate the income component of the Income and Capital Gains Incentive Fee Calculation with respect to our Pre-Incentive Fee Net Investment Income quarterly, in arrears, as follows:

•	zero in any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate;
•	100.0% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. We refer to this portion of our Pre-Incentive Fee Net Investment Income

(which exceeds the hurdle rate but is less than 2.5%) as the “catch-up” provision. The catch-up is meant to provide GC Advisors with 20.0% of the Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply if this net investment income exceeds 2.5% in any calendar quarter; and
•	20.0% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any calendar quarter.

The sum of these calculations yields the “Income Incentive Fee.” This amount is appropriately adjusted for any share issuances or repurchases during the quarter.

The following is a graphical representation of the Income Incentive Fee calculation:

Quarterly Income Component of Income and Capital Gains Incentive Fee Calculation Based on Net Income

Pre-Incentive Fee Net Investment Income
(Expressed as a Percentage of the Value of Net Assets)

Percentage of Pre-Incentive Fee Net Investment Income Allocated to Income Component of Income and Capital Gains Incentive Fee Calculation

The Capital Gain Incentive Fee equals (a) 20.0% of our Capital Gain Incentive Fee Base, if any, calculated in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing with the calendar year ending December 31, 2010, less (b) the aggregate amount of any previously paid Capital Gain Incentive Fees. On August 5, 2014, we amended the Investment Advisory Agreement, effective as of June 30, 2014, to provide that the Capital Gain Incentive Fee Base is reduced by the amount of any unamortized deferred financing costs, if and to the degree that such costs exceed unrealized capital appreciation. Our “Capital Gain Incentive Fee Base” equals(1) the sum of (i) our realized capital gains, if any, on a cumulative positive basis from April 13, 2010 through the end of each calendar year, (ii) all realized capital losses on a cumulative basis and (iii) all unrealized capital depreciation on a cumulative basis less (2) all unamortized deferred financing costs, if and to the extent such costs exceed all unrealized capital appreciation on a cumulative basis.

•	The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.
•	The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.
•	The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gain Incentive Fee calculation date and (b) the accreted or amortized cost basis of such investment.

The Capital Gain Incentive Fee payable as calculated under the Investment Advisory Agreement (as described above) for each of the years ended September 30, 2016, 2015 and 2014 was $0. However, in accordance with GAAP, we are required to accrue for the Capital Gain Incentive Fee on a quarterly basis and are further required to include the aggregate unrealized capital appreciation on investments when calculating the capital gain incentive fee accrual, as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. If the Capital Gain Incentive Fee Base, adjusted as required by GAAP to include unrealized appreciation, is positive at the end of a period, then GAAP requires us to accrue a capital gain incentive fee equal to 20% of such amount, less the aggregate amount of the actual Capital Gain Incentive Fees paid or capital gain incentive fees accrued under GAAP in all prior periods. If such amount is negative, then there is no accrual for such period. The resulting accrual under GAAP for any capital gain incentive fee payable in a given period may result in additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. There can be no assurance that such unrealized capital appreciation will be realized in the future. Since inception through September 30, 2016, we have not made any Capital Gain Incentive Fee payments. For the years ended September 30, 2016, 2015 and 2014, we accrued a capital gains incentive fee payable under GAAP of $1.2 million, $2.7 million and $96,000, respectively.

The sum of the Income Incentive Fee and the Capital Gain Incentive Fee is the “Incentive Fee.” For the fiscal years ended September 30, 2016, 2015 and 2014, we paid GC Advisors incentive fees of $6.6 million, $7.5 million and $8.5 million, respectively, pursuant to the Investment Advisory Agreement.

Cap on Fees

The Incentive Fee will not be paid at any time if, after such payment, the cumulative Incentive Fees paid to date would be greater than 20.0% of our Cumulative Pre-Incentive Fee Net Income since April 13, 2010. If, for any relevant period, the Incentive Fee Cap calculation results in our paying less than the amount of the Incentive Fee calculated above, then the difference between the Incentive Fee and the Incentive Fee Cap will not be paid by us, and will not be received by GC Advisors as an Incentive Fee either at the end of such relevant period or at the end of any future period. For the avoidance of doubt, our stockholders benefit from a reduction in the amount of Incentive Fees that we pay, and that they pay indirectly, equal to the sum of the differences, if any, between the Incentive Fee and the Incentive Fee Cap.

Examples of Quarterly Incentive Fee Calculation

Example 1 — Income Related Portion of Incentive Fee(1):

Assumptions

Hurdle rate(2) = 2.00%

Management fee(3) = 0.344%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.35%

(1)	The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of total net assets. In addition, the example assumes that during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is at least 8.0% of our net assets at the beginning of such period (as adjusted for any share issuances or repurchases).
(2)	Represents a quarter of the 8.0% annualized hurdle rate.
(3)	Represents a quarter of the 1.375% annualized management fee.
(4)	Excludes offering expenses.

Alternative 1

Additional Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Pre-Incentive Fee Net Investment Income (investment income – (management fee + other expenses)) = 0.556%

Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate, therefore there is no Incentive Fee.

Alternative 2

Additional Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.80%

Pre-Incentive Fee Net Investment Income (investment income – (management fee + other expenses)) = 2.106%

Pre-Incentive Fee Net Investment Income exceeds hurdle rate, therefore there is an Incentive Fee.

Incentive Fee	= 100% × “catch-up” + the greater of 0% AND (20% × (Pre-Incentive Fee Net Investment Income – 2.50%))
= (100% × (2.106% – 2.00%)) + 0%
= 100% × 0.106%
= 0.106%

Alternative 3

Additional Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.50%

Pre-Incentive Fee Net Investment Income (investment income – (management fee + other expenses)) = 2.806%

Pre-Incentive Fee Net Investment Income exceeds hurdle rate, therefore there is an Incentive Fee.

Incentive Fee	= 100% × “catch-up” + the greater of 0% AND (20% × (Pre-Incentive Fee Net Investment Income – 2.50%))
= (100% × (2.50% – 2.00%)) + (20% × (2.806% – 2.50%))
= 0.50% + (20% × 0.306%)
= 0.50% + 0.061%
= 0.561%

Example 2 — Capital Gain Incentive Fee:

Alternative 1

Assumptions

Year 1:	$20 million investment made in Company A (“Investment A”) and $30 million investment made in Company B (“Investment B”)
Year 2:	Investment A is sold for $15 million and fair market value (“FMV”) of Investment B determined to be $29 million
Year 3:	FMV of Investment B determined to be $27 million
Year 4:	Investment B sold for $25 million

The Capital Gain Incentive Fee, if any, would be:

Year 1:	None (No sales transactions)
Year 2:	None (Sales transaction resulted in a realized capital loss on Investment A)
Year 3:	None (No sales transactions)
Year 4:	None (Sales transaction resulted in a realized capital loss on Investment B)

Each quarterly incentive fee payable on the Income and Capital Gains Incentive Fee Calculation is subject to the Incentive Fee Cap. Below are the necessary adjustments to the Incentive Fee payable to adhere to the Incentive Fee Cap.

Year 1:	No adjustment; no realized capital losses or unrealized capital depreciation.
Year 2:	Investment A sold at a $5 million loss. Investment B has unrealized capital depreciation of $1 million. Therefore, GC Advisors would not be paid on the $6 million realized/unrealized loss which would result in a lower Incentive Fee by $1.2 million.
Year 3:	Investment B has unrealized capital depreciation of $2 million. Therefore, GC Advisors would not be paid on the $2 million unrealized capital depreciation, which would result in a lower Incentive Fee by $400,000.
Year 4:	Investment B sold at a $5 million loss. Investment B was previously marked down by $3 million; therefore, we would realize a $5 million loss on Investment B and reverse the previous $3 million in unrealized capital depreciation. The net effect would be a loss of $2 million. GC Advisors would not be paid on the $2 million loss which would result in a lower Incentive Fee by $400,000.

Alternative 2

Assumptions

Year 1:	$20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”).
Year 2:	FMV of Investment A determined to be $18 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million.
Year 3:	Investment A sold for $18 million. FMV of Investment B determined to be $24 million and FMV of Investment C determined to be $25 million.
Year 4:	FMV of Investment B determined to be $22 million. Investment C sold for $24 million.
Year 5:	Investment B sold for $20 million

The Capital Gain Incentive Fee, if any, would be:

Year 1:	None (No sales transactions)
Year 2:	None (No sales transactions)
Year 3:	None (Sales transaction resulted in a realized capital loss on Investment A)
Year 4:	None (Sales transaction resulted in a realized capital loss on Investment C)
Year 5:	None (Sales transaction resulted in a realized capital loss on Investment B)

Each quarterly Incentive Fee payable on the Income and Capital Gains Incentive Fee Calculation is subject to the Incentive Fee Cap. Below are the necessary adjustments to the Incentive Fee payable to adhere to the Incentive Fee Cap.

Year 1:	No adjustment; no realized capital losses or unrealized capital depreciation.
Year 2:	Investment A has unrealized capital depreciation of $2 million. Investment B has unrealized capital depreciation of $5 million. Therefore, GC Advisors would not be paid on the $7 million unrealized capital depreciation which would result in a lower Incentive Fee by $1.4 million.
Year 3:	Investment A sold at a $2 million loss. Investment A was previously marked down by $2 million; therefore, we would realize a $2 million loss on Investment A and reverse the previous $2 million in unrealized capital depreciation. Investment B has additional unrealized capital depreciation of $1 million. The net effect would be a loss of $1 million. GC Advisors would not be paid on the $1 million loss, which would result in a lower Incentive Fee by $200,000.
Year 4:	Investment B has additional unrealized capital depreciation of $2 million. Investment C sold at a $1 million realized loss. Therefore, GC Advisors would not be paid on the $3 million realized/unrealized loss which would result in a lower Incentive Fee by $600,000.
Year 5:	Investment B sold at a $10 million loss. Investment B was previously marked down by $8 million; therefore, we would realize a $10 million loss on Investment B and reverse the previous $8 million in unrealized capital depreciation. The net effect would be a loss of $2 million. GC Advisors would not be paid on the $2 million loss, which would result in a lower Incentive Fee by $400,000.

Alternative 3

Assumptions

Year 1:	$25 million investment made in Company A (“Investment A”) and $20 million investment made in Company B (“Investment B”)
Year 2:	Investment A is sold for $30 million, FMV of Investment B determined to be $21 million and $2 million of unamortized deferred financing costs
Year 3:	FMV of Investment B determined to be $23 million and $1 million of unamortized deferred financing costs
Year 4:	Investment B sold for $23 million and $0 of unamortized deferred financing costs

The Capital Gain Incentive Fee, if any, would be:

Year 1:	None (No sales transactions)
Year 2:	$800,000 (20% multiplied by (i) $5 million realized capital gains on sale of Investment A less (ii) $1 million unamortized deferred financing costs ($2 million of unamortized deferred financing costs less $1 million of unrealized gain))
Year 3:	$200,000 (20% multiplied by $5 million realized capital gains on sale of Investment A) less $800,000 (Capital Gain Incentive Fee paid in year 2)
Year 4:	$600,000 (20% multiplied by $8 million realized capital gains on sale of Investment A and Investment B less Capital Gain Incentive Fee paid in years 2 and 3).

Each quarterly Incentive Fee payable on the Income and Capital Gains Incentive Fee Calculation is subject to the Incentive Fee Cap. Below are the necessary adjustments to the Incentive Fee payable to adhere to the Incentive Fee Cap.

Year 1:	No adjustment necessary
Year 2:	No adjustment necessary. GC Advisors would not be paid on the $1 million unrealized gain on Investment B.
Year 3:	No adjustment necessary. GC Advisors would not be paid on the $3 million unrealized gain on Investment B.
Year 4:	No adjustment necessary

Payment of Our Expenses

All investment professionals of GC Advisors and/or its affiliates, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of personnel allocable to these services to us, are provided and paid for by GC Advisors and/or its affiliates and not by us. We bear all other out-of-pocket costs and expenses of our operations and transactions. See “Management’s Discussion and Analysis of Financial Condition, Results of Operations and Cash Flows — Overview — Expenses.”

Duration and Termination

Unless terminated earlier as described below, the Investment Advisory Agreement will continue in effect from year to year if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons,” as that term is defined in the 1940 Act, of us or GC Advisors. The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by GC Advisors and may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. The holders of a majority of our outstanding voting securities, by vote, may also terminate the Investment Advisory Agreement without penalty. See “Risk Factors — Risks Relating to our Business and Structure — We are dependent upon GC Advisors for our future success and upon their access to the investment professionals and partners of Golub Capital and its affiliates.”

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations,

GC Advisors and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GC Advisors’ services under the Investment Advisory Agreement or otherwise as our investment adviser.

Board Approval of the Investment Advisory Agreement

At a meeting of our board of directors held in May 2016, our board of directors voted unanimously to reapprove the Investment Advisory Agreement. In reaching a decision to approve the Investment Advisory Agreement, the board of directors reviewed a significant amount of information and considered, among other things:

•	the nature, extent and quality of services provided to us by GC Advisors;
•	the relative investment performance of us since April 1, 2015 and since our inception;
•	the fees paid by other comparable business development companies; and
•	various other matters.

Based on the information reviewed and the considerations detailed above, our board of directors, including all of the directors who are not “interested persons,” as that term is defined in the 1940 Act, of us or GC Advisors, concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the renewal of the Investment Advisory Agreement for a one year term.

Administration Agreement

Pursuant to the Administration Agreement, the Administrator furnishes us with office facilities and equipment and provides clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under the Administration Agreement, the Administrator performs, or oversees the performance of, our required administrative services, which include being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, the Administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. The Administrator may retain third parties to assist in providing administrative services to us. To the extent that the Administrator outsources any of its functions, we pay the fees associated with such functions on a direct basis without profit to the Administrator. We reimburse the Administrator for the allocable portion (subject to approval of our board of directors) of the Administrator’s overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. In addition, if requested to provide managerial assistance to our portfolio companies, the Administrator is paid an additional amount based on the cost of the services provided, which shall not exceed the amount we receive from such portfolio companies for providing this assistance. In May 2016, the Administration Agreement was renewed for a one-year term with the unanimous approval of our board of directors. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

Indemnification

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Administrator’s services under the Administration Agreement or otherwise as our administrator.

License Agreement

We have entered into a license agreement with Golub Capital LLC under which Golub Capital LLC has granted us a non-exclusive, royalty-free license to use the name “Golub Capital”. Under this agreement, we will have a right to use the “Golub Capital” name and the agreement will remain in effect for so long as GC Advisors or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Golub Capital” name.

Staffing Agreement

We do not have any internal management capacity or employees. We depend on the diligence, skill and network of business contacts of the senior investment professionals of GC Advisors to achieve our investment objective. GC Advisors is an affiliate of Golub Capital LLC and depends upon access to the investment professionals and other resources of Golub Capital LLC and its affiliates to fulfill its obligations to us under the Investment Advisory Agreement. GC Advisors also depends upon Golub Capital LLC to obtain access to deal flow generated by the professionals of Golub Capital LLC and its affiliates. Under the Staffing Agreement, Golub Capital LLC provides GC Advisors with the resources necessary to fulfill these obligations. The Staffing Agreement provides that Golub Capital LLC will make available to GC Advisors experienced investment professionals and access to the senior investment personnel of Golub Capital LLC for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. The Staffing Agreement also includes a commitment that the members of GC Advisors’ investment committee serve in such capacity. The Staffing Agreement remains in effect until terminated and may be terminated by either party without penalty upon 60 days’ written notice to the other party. Services under the Staffing Agreement are provided to GC Advisors on a direct cost reimbursement basis, and such fees are not our obligation.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

We have entered into agreements with GC Advisors, in which members of our senior management and members of GC Advisors’ investment committee have ownership and financial interests. Members of our senior management and the investment committee also serve as principals of other investment advisers affiliated with GC Advisors that do and may in the future sponsor or manage accounts with investment objectives similar to ours. In addition, our executive officers and directors and the members of GC Advisors and its investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of accounts managed or sponsored by our affiliates. These accounts may have investment objectives similar to our investment objective. Certain of these accounts may provide for higher management or incentive fees, allow GC Advisors to recover greater expense reimbursement or overhead allocations, or permit GC Advisors and its affiliates to receive higher origination and other transaction fees. For example, the 1940 Act restricts GC Advisors from receiving more than a 1% fee in connection with loans that we acquire or originate, a limitation that does not exist for certain other accounts. See “Risk Factors — Risks Relating to Our Business and Structure — There are significant potential conflicts of interest that could affect our investment returns. — Conflicts related to obligations GC Advisors’ investment committee, GC Advisors or its affiliates have to other clients.”

Subject to certain 1940 Act restrictions on co-investments with affiliates, GC Advisors offers us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other relevant factors. Such offers are subject to the exception that, in accordance with GC Advisors’ code of ethics and allocation policies, we might not participate in each individual opportunity but will, on an overall basis, be entitled to participate equitably with other entities sponsored or managed by GC Advisors and its affiliates.

GC Advisors and its affiliates have both subjective and objective policies and procedures in place that are designed to manage the potential conflicts of interest between GC Advisors’ fiduciary obligations to us and its similar fiduciary obligations to other clients. To the extent that we compete with entities sponsored or managed by GC Advisors or its affiliates for a particular investment opportunity, GC Advisors will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict of interest and allocation policies, (2) the requirements of the Advisers Act and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. GC Advisors’ allocation policies are intended to ensure that, over time, we may generally share equitably with other accounts sponsored or managed by GC Advisors or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other accounts. There can be no assurance that GC Advisors’ or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

GC Advisors has historically sponsored or managed, and currently sponsors or manages, accounts with similar or overlapping investment strategies and has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. GC Advisors seeks to ensure the equitable allocation of investment opportunities when we are able to invest alongside other accounts sponsored or managed by GC Advisors and its affiliates. When we invest alongside such other accounts, such investments are made consistent with GC Advisors’ allocation policy. Under this allocation policy, if an investment opportunity is appropriate for us and another similar eligible account, the opportunity will be allocated pro rata based on relative capital available for investment of each of us and such other eligible accounts, subject to minimum and maximum investment size limits. Where there is an insufficient amount of any investment opportunity to satisfy us and other accounts sponsored or managed by GC Advisors or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata to us and each other eligible account based on the capital available for investment of each of us and such other eligible accounts, subject to the minimum and maximum investment size limits for each such party. In situations in which co-investment with other entities sponsored or managed by GC Advisors or its affiliates is not permitted or appropriate, such as when, in the absence of exemptive relief described below, we and such other entities would be making different investments in the same issuer, GC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. GC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on a basis that will be fair and equitable over time, including, for example, through random or rotational methods.

We have in the past and expect in the future to co-invest on a concurrent basis with other affiliates of GC Advisors, unless doing so is impermissible with existing regulatory guidance, applicable regulations, the terms of any exemptive relief granted to us and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that we will obtain any such order. We and GC Advisors have submitted an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by GC Advisors or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. There is no assurance that our application for exemptive relief will be granted by the SEC or that, if granted, it will be on the terms set forth in our application.

GC Advisors and its affiliates have other clients with similar or competing investment objectives, including GCIC and several private funds that are pursuing an investment strategy similar to ours, some of which may seek new capital from time to time. In serving these clients, GC Advisors may have obligations to other clients or investors in those entities. Our investment objective may overlap with such affiliated accounts. GC Advisors’ allocation procedures are designed to allocate investment opportunities among the accounts sponsored or managed by GC Advisors and its affiliates in a manner consistent with its obligations under the Advisers Act. If two or more accounts with similar investment strategies are actively investing, GC Advisors will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. Our board of directors regularly reviews the allocation policy of Golub Capital and annually reviews the code of ethics of GC Advisors.

Our senior management, members of GC Advisors’ investment committee and other investment professionals from GC Advisors may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law. In addition, we have adopted a formal code of ethics that governs the conduct of our and GC Advisors’ officers, directors and employees. Our officers and directors also remain subject to the duties imposed by both the 1940 Act and the DGCL.

We have entered into the Investment Advisory Agreement with GC Advisors pursuant to which we pay GC Advisors a base management fee and incentive fee. Our board of directors reapproved the Investment Advisory Agreement for a one-year term in May 2016. The incentive fee is computed and paid on income that we may not have yet received in cash. This fee structure may create an incentive for GC Advisors to make certain types of investments. Additionally, we rely on investment professionals from GC Advisors to assist our board of directors with the valuation of our portfolio investments. GC Advisors’ base management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of GC Advisors are involved in the valuation process of our portfolio investments.

We have entered into a license agreement with Golub Capital LLC under which Golub Capital LLC granted us a non-exclusive, royalty-free license to use the name “Golub Capital.”

Pursuant to the Administration Agreement, the Administrator furnishes us with office facilities and equipment and provides clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Our board of directors reapproved the Administration Agreement for a one-year term in May 2016. Under our Administration Agreement, the Administrator performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. GC Advisors is the sole member of and controls Golub Capital LLC.

GC Advisors is an affiliate of Golub Capital LLC, with whom it has entered into the Staffing Agreement. Under this agreement, Golub Capital LLC makes available to GC Advisors experienced investment professionals and access to the senior investment personnel and other resources of Golub Capital LLC and its affiliates. The Staffing Agreement provides GC Advisors with access to deal flow generated by the professionals of Golub Capital LLC and its affiliates and commits the members of GC Advisors’ investment committee to serve in that capacity. GC Advisors seeks to capitalize on what we believe to be the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Golub Capital LLC’s investment professionals.

We have entered into the Adviser Revolver with GC Advisors.

In our common stock offering that closed on April 15, 2015, Mr. William M. Webster IV purchased 5,000 shares at the public offering price per share. In addition, in the offering that closed on August 15, 2016, Mr. John T. Baily purchased 8,250 shares at the public offering price per share.

From January 1, 2016 through September 30, 2016, the Golub Capital Employee Grant Program Rabbi Trust, or the Trust, purchased approximately $1.5 million of shares, or 95,035 shares, of our common stock, for the purpose of awarding incentive compensation to employees of Golub Capital. During calendar year 2015, the Trust purchased approximately $16.0 million of shares, or 952,051 shares, of our common stock, for the purpose of awarding incentive compensation to employees of Golub Capital. During calendar year 2014, the Trust purchased approximately $14.5 million of shares, or 835,271 shares, of our common stock, for the purpose of awarding incentive compensation to employees of Golub Capital.

GC Advisors serves as collateral manager to our indirect subsidiary, the 2010 Issuer, and our direct subsidiary, the 2014 Issuer, under collateral management agreements and receives a fee for providing these services that is offset against the base management fee payable by us under the Investment Advisory Agreement.

Golub Capital LLC serves as administrative agent for SLF, an unconsolidated Delaware limited liability company that invests in senior secured loans and is co-managed by Golub Capital BDC and RGA Reinsurance Company. Pursuant to the Administrative and Loan Services Agreement between SLF and Golub Capital LLC, Golub Capital LLC provides certain loan servicing and administrative functions to SLF and is reimbursed for certain of its costs and expenses by SLF.

The audit committee, in consultation with our Chief Executive Officer, Chief Compliance Officer and legal counsel, has established a written policy to govern the review of potential related party transactions. The audit committee conducts quarterly reviews of any potential related party transactions and, during these reviews, it also considers any conflicts of interest brought to its attention pursuant to our Code of Conduct or Code of Ethics.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of December 22, 2016, there were 55,059,067 shares of common stock outstanding. As of the date of this prospectus, the following table sets out certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote five percent or more of our outstanding common stock, each of our directors and officers and all officers and directors as a group.

Name and Address	Type of Ownership	Shares Owned	Percentage
Lawrence E. Golub(1)(2)	Beneficial	955,896	1.7%
David B. Golub(1)(2)	Beneficial	1,056,207	1.9%
John T. Baily(2)	Beneficial	29,072	*%
Kenneth F. Bernstein(2)	Beneficial	47,971	*%
Anita R. Rosenberg(2)	Beneficial	28,760	*%
William M. Webster IV(2)	Beneficial	131,514	*%
Ross A. Teune(2)	Beneficial	9,252	*%
Joshua M. Levinson(2)	Beneficial	17,433	*%
All officers and directors as a group (8 persons)	Beneficial	1,320,209	2.4%
Bank of New York Mellon Corp(3)	Beneficial	2,973,858	5.4%

*	Represents less than 1.0%.
(1)	Messrs. Lawrence E. Golub and David B. Golub are control persons of GCOP LLC. The shares of common stock shown in the above table as being owned by each named individual reflect the fact that, due to their control of such entity, each may be viewed as having shared voting and dispositive power over all of the 955,896 shares of common stock directly owned by such entity. In addition, Mr. David B. Golub is the direct beneficial owner of 100,311 shares owned through a personal and individual retirement account and has sole voting power and dispositive power over these shares.
(2)	The business address for each of our officers and directors is c/o Golub Capital BDC, Inc., 150 South Wacker Drive, Suite 800, Chicago, IL 60606.
(3)	Based on a Schedule 13F filed with the SEC on November 3, 2016, Bank of New York Mellon Corp, with the address of 225 Liberty Street, New York, NY 10286, retains shared voting and dispositive power with BNY Mellon, NA over an aggregate of 2,973,858 shares of our common stock.

We are not part of a “family of investment companies,” as that term is defined in the 1940 Act. The following table sets out the dollar range of our equity securities that each of our directors beneficially owned as of December 31, 2015 based on the closing price of $16.63 on such date.

Name of Director	Dollar Range of Equity Securities in Golub Capital BDC(1)
Independent Directors
John T. Baily	Over $100,000
Kenneth F. Bernstein	Over $100,000
Anita R. Rosenberg	Over $100,000
William M. Webster IV	Over $100,000
Interested Directors
Lawrence E. Golub	Over $100,000
David B. Golub	Over $100,000

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

The following table sets forth the dollar range of limited partnership interests in other private funds advised by Golub Capital and beneficially owned by any of our independent directors and his or her immediate family as of December 31, 2015.

Name of Director	Name of Owners	Name of Investment	Title of Class	Value of Securities(1)
Independent Directors
William M. Webster IV	William M. Webster IV; J. Lyles Glenn, TTE, FBO William M. Webster V Trust UAD 3/15/99	Golub Capital Partners VI, L.P.; GC 2009 Mezzanine Partners, L.P.; Golub Capital International Ltd.; LEG Partners, L.P.; GEMS Fund 4, L.P.; GC Synexus Fund LP	N/A – Single Class	Over $100,000 in each

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of our total assets, investment transactions are recorded on the trade date. Realized gains or losses are computed using the specific identification method. Investments for which market quotations are readily available are valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued at fair value as determined in good faith by our board of directors based on the input of management and the audit committee. In addition, the board of directors has retained independent valuation firms to review the valuation of each portfolio investment for which a market quotation is not available at least once during each 12-month period.

The valuation process is conducted at the end of each fiscal quarter, with a portion of our valuations of portfolio companies without market quotations subject to review by the independent valuation firms each quarter. When an external event with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we expect to use the pricing indicated by the external event to corroborate our valuation.

A readily available market value is not expected to exist for many of the investments in our portfolio, and we value these portfolio investments at fair value as determined in good faith by our board of directors under our valuation policy and process. The types of factors that the board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities, including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from values that may ultimately be received or settled. See “Risk Factors — Risks Relating to our Investments — Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.”

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company investment being initially valued by the investment professionals of GC Advisors responsible for credit monitoring.
•	Preliminary valuation conclusions are then documented and discussed with our senior management and GC Advisors.
•	The audit committee of our board of directors reviews these preliminary valuations.
•	At least once annually, the valuation for each portfolio investment is reviewed by an independent valuation firm.
•	The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith.

In connection with each sale of shares of our common stock, we make a determination that we are not selling shares of our common stock at a price below the then-current net asset value per share of common stock at the time at which the sale is made or otherwise in violation of the 1940 Act. GC Advisors will consider the following factors, among others, in making such determination:

•	The net asset value of our common stock disclosed in the most recent periodic report filed with the SEC;

•	Its assessment of whether any change in the net asset value per share of our common stock has occurred (including through the realization of gains on the sale of portfolio securities) during the period beginning on the date of the most recently disclosed net asset value per share of our common stock and ending two days prior to the date of the sale; and
•	The magnitude of the difference between the sale price of the shares of common stock and management’s assessment of any change in the net asset value per share of our common stock during the period discussed above.

Determination of fair values involves subjective judgments and estimates. Under current auditing standards, the notes to our consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our consolidated financial statements.

We follow ASC Topic 820 for measuring fair value. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the assets or liabilities or market and the assets’ or liabilities’ complexity. Our fair value analysis includes an analysis of the value of any unfunded loan commitments. Assets and liabilities are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the asset or liability as of the measurement date. The three levels are defined as follows:

Level 1: Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2: Inputs include quoted prices for similar assets or liabilities in active markets and inputs that are observable for the assets or liabilities, either directly or indirectly, for substantially the full term of the assets or liabilities.

Level 3: Inputs include significant unobservable inputs for the assets or liabilities and include situations where there is little, if any, market activity for the assets or liabilities. The inputs into the determination of fair value are based upon the best information available and may require significant management judgment or estimation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an asset’s or a liability’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and we consider factors specific to the asset or liability. We assess the levels of assets and liabilities at each measurement date, and transfers between levels are recognized on the actual date of the event or change in circumstances that caused the transfers. There were no transfers among Level 1, 2 and 3 of the fair value hierarchy for assets and liabilities during the years ended September 30, 2016, 2015 and 2014. The following section describes the valuation techniques used by us to measure different assets and liabilities at fair value and includes the level within the fair value hierarchy in which the assets and liabilities are categorized.

Level 1 investments are valued using quoted market prices. Level 2 investments are valued using market consensus prices that are corroborated by observable market data and quoted market prices for similar assets and liabilities. Level 3 investments are valued at fair value as determined in good faith by our board of directors, based on input of management, the audit committee and independent valuation firms that have been engaged at the direction of our board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process. This valuation process is conducted at the end of each fiscal quarter, with approximately 25% (based on the number of portfolio companies) of our valuations of debt and equity investments without readily available market quotations subject to review by an independent valuation firm. As of September 30, 2016 and 2015, with the exception of money market funds included in cash and cash equivalents and restricted cash and cash equivalents (Level 1 investments) and investments measured at fair value using the net asset value, all investments were valued using Level 3 inputs of the fair value hierarchy.

When determining fair value of Level 3 debt and equity investments, we may take into account the following factors, where relevant: the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons to publicly traded securities, and changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made and other relevant factors. The primary method for determining enterprise value uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s EBITDA. The enterprise value analysis is performed to determine the value of equity investments and to determine if debt investments are credit impaired. If debt investments are credit impaired, we will use the enterprise value analysis or a liquidation basis analysis to determine fair value. For debt investments that are not determined to be credit impaired, we use a market interest rate yield analysis to determine fair value. In addition, for certain debt investments, we may base our valuation on indicative bid and ask prices provided by an independent third-party pricing service. Bid prices reflect the highest price that we and others may be willing to pay. Ask prices represent the lowest price that we and others may be willing to accept. We generally use the midpoint of the bid/ask range as our best estimate of fair value of such investment.

Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a market existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize significantly less than the value at which such investment had previously been recorded.

Our investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

In accordance with GAAP, we are required to accrue for the Capital Gain Incentive Fee on a quarterly basis and are further required to include the aggregate unrealized capital appreciation on investments when calculating the capital gain incentive fee accrual, as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. If the Capital Gain Incentive Fee Base, adjusted as required by GAAP to include unrealized appreciation, is positive at the end of a period, then GAAP requires us to accrue a capital gain incentive fee equal to 20% of such amount, less the aggregate amount of the actual Capital Gain Incentive Fees paid or capital gain incentive fees accrued under GAAP in all prior periods. If such amount is negative, then there is no accrual for such period. The resulting accrual under GAAP for any capital gain incentive fee payable in a given period may result in additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. There can be no assurance that such unrealized capital appreciation will be realized in the future.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have their cash dividend or other distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than three days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

We may use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ Global Select Market on the date of such distribution, provided that in the event the market price per share on the date of such distribution exceeds the most recently computed net asset value per share, we will issue shares at the greater of the most recently computed net asset value per share or 95% of the current market price per share (or such lesser discount to the current market price per share that still exceeds the most recently computed net asset value per share). The market price per share on that date will be the closing price for such shares on The NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or other distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees are paid by us. If a participant elects by written notice to the plan administrator prior to termination of his or her account to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

Stockholders who receive dividends and other distributions in the form of stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested dividends. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from us generally will be equal to the total dollar value of the distribution paid to the stockholder. Any stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the stockholder’s account. To the extent a stockholder is subject to U.S. federal withholding tax on a distribution, we will withhold the applicable tax and the balance will be reinvested in our common stock (or paid to such stockholder in cash if the stockholder has opted out of our dividend reinvestment plan).

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com or by filling out the transaction request form located at the bottom of the participant’s statement and sending it to the plan administrator at the address below.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or other distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, New York 10269, or by the Plan Administrator’s Interactive Voice Response System at (877) 276-7499.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to mark-to-market their securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding any offering of our securities. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;
•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•	a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares of common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to Be Taxed as a RIC

As a business development company, we have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, dividends for U.S. federal income tax purposes of an amount at least equal to 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses and determined without regard to any deduction for dividends paid, or the Annual Distribution Requirement. Although not required for us to maintain our RIC tax status, in order to preclude the imposition of a 4% nondeductible federal excise tax imposed on RICs, we must distribute to our stockholders in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of the excess (if any) of our realized capital gains over our realized capital losses, or capital gain net income (adjusted for certain ordinary losses), generally for the one-year period ending on October 31 of the calendar year and (3) the sum of any net ordinary income plus capital gains net income for preceding years that were not distributed during such years and on which we paid no federal income tax, or the Excise Tax Avoidance Requirement.

Taxation as a RIC

If we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain, which is defined as net long-term capital gains in excess of net short-term capital losses, we distribute as dividends for U.S. federal income tax purposes to our stockholders. We will be subject to U.S. federal income tax at regular corporate rates on any net income or net capital gain not distributed as dividends to our stockholders.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income), or the 90% Income Test; and
•	diversify our holdings, or the Diversification Tests, so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income, franchise or other tax liabilities.

In addition, we are subject to ordinary income and capital gain distribution requirements under U.S. federal excise tax rules for each calendar year. If we do not meet the required distributions we will be subject to a 4% nondeductible federal excise tax on the undistributed amount. The failure to meet U.S. federal excise tax distribution requirements will not cause us to lose our RIC status.

Any underwriting fees paid or incurred by us are not deductible. We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold a debt instrument that is treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each taxable year a portion of the original issue discount that accrues over the life of the debt instrument, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the taxable year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (5) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (6) cause us to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions and (9) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these provisions and prevent our ability to be subject to tax as a RIC.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long term or short term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our qualification as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Some of the income and fees that we may recognize will not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC and are unable to cure the failure, for example, by disposing of certain investments quickly or raising additional capital to prevent the loss of RIC status, we would be subject to tax on all of our taxable income at regular corporate rates. The Code provides some relief from RIC disqualification due to failures to comply with the 90% Income Test and the Diversification Tests, although there may be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail the 90% Income Test or the Diversification Tests.

Should failure occur, not only would all our taxable income be subject to tax at regular corporate rates, we would not be able to deduct dividend distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, certain corporate stockholders would be eligible to claim a dividends received deduction with respect to such dividends and non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC, we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five taxable years.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and generally eligible for a maximum U.S. federal tax rate of either 15% or 20%, depending on whether the individual shareholder’s income exceeds certain threshold amounts, and if other applicable requirements are met, such distributions generally will be eligible for the corporate dividends-received deduction to the extent such dividends have been paid by a U.S. corporation. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum U.S. federal tax rate applicable to non-corporate stockholders as well as will not be eligible for the corporate dividends-received deduction.

Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently generally at a maximum rate of either 15% or 20%, depending on whether the individual shareholder’s income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Stockholders receiving dividends or distributions in the form of additional shares of our common stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Stockholders receiving dividends in newly issued shares of our common stock will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.

Although we currently intend to distribute any net capital gains at least annually, we may in the future decide to retain some or all of our net capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal their allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their common stock. Since we expect to pay tax on any retained net capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

As a RIC, we will be subject to alternative minimum tax, also referred to as “AMT,” but any items that are treated differently for AMT purposes must be apportioned between us and our U.S. stockholders, and this may affect the U.S. stockholders’ AMT liabilities. Although Treasury regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each U.S. stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any tax year and (2) the amount of capital gain dividends paid for that tax year, we may, under certain circumstances, elect to treat a dividend that is paid during the following tax year as if it had been paid during the tax year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the tax year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by our U.S. stockholders on December 31 of the calendar year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares of our common stock will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of their shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held their shares of common stock for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.

In general, individual U.S. stockholders are subject to a maximum U.S. federal income tax rate of either 15% or 20% (depending on whether the individual U.S. stockholder’s income exceeds certain threshold amounts) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares of common stock. Such rate is lower than the maximum federal income tax rate on ordinary taxable income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders incurring net capital losses for a tax year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each tax year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.

We will provide information to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each calendar year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.

We may be required to withhold U.S. federal income tax (“backup withholding”) currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is not an additional tax and is generally allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

If a U.S. stockholder recognizes a loss with respect to shares of our common stock of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from us and net gains from redemptions or other taxable dispositions of our shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares of our common stock by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Subject to the discussion below, distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income, net short-term capital gain or non-U.S. source dividend and interest income, which generally would be free of withholding if paid to Non-U.S. stockholders directly) generally will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, in which case the distributions will generally be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Certain properly designated dividends received by a Non-U.S. stockholder generally are exempt from U.S. federal withholding tax when they (1) are paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (2) are paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for a tax year) as well as if certain other requirements are satisfied. Nevertheless, it should be noted that in the case of shares of our stock held through an intermediary, the intermediary may have withheld U.S. federal income tax even if we designated the payment as having been derived from qualified net interest income or from qualified short-term capital gains. Moreover, depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or, in the case of an individual Non-U.S. stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with a U.S. nonresident withholding tax certification (e.g., an IRS Form W-8BEN, IRS Form W-8BEN-E, or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

The Code requires us to withhold U.S. tax (at a 30% rate) with respect to payments of dividends and (effective January 1, 2019) certain capital gain dividends and certain redemption proceeds paid to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

An investment in shares by a non-U.S. person may also be subject to U.S. federal estate tax. Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax, U.S. federal estate tax, withholding tax, and state, local and foreign tax consequences of acquiring, owning or disposing of our common stock.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the DGCL and on our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the DGCL and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized stock consists of 100,000,000 shares of common stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share. Our common stock is traded on The NASDAQ Global Select Market under the ticker symbol “GBDC”. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of December 22, 2016:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under(3)
Common Stock	100,000,000	—	55,059,067
Preferred Stock	1,000,000	—	—

All shares of our common stock have equal rights as to earnings, assets, dividends and other distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefrom. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will not be able to elect any directors.

Provisions of the DGCL and Our Certificate of Incorporation and Bylaws

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

The indemnification of our officers and directors is governed by Section 145 of the DGCL, and our certificate of incorporation and bylaws. Subsection (a) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Subsection (b) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.

DGCL Section 145 further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation as authorized. DGCL Section 145 also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. DGCL Section 145 also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.

Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derives an improper personal benefit.

Our certificate of incorporation and bylaws provide for the indemnification of any person to the full extent permitted, and in the manner provided, by the current DGCL or as the DGCL may hereafter be amended. In addition, we have entered into indemnification agreements with each of our directors and officers in order to effect the foregoing except to the extent that such indemnification would exceed the limitations on indemnification under Section 17(h) of the 1940 Act.

Delaware Anti-Takeover Law

The DGCL and our certificate of incorporation and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.

We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

•	prior to such time, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;
•	upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or
•	on or after the date the business combination is approved by the board of directors and authorized at a meeting of stockholders, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Section 203 defines “business combination” to include the following:

•	any merger or consolidation involving the corporation and the interested stockholder;
•	any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;
•	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;
•	any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or
•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.

The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

Election of Directors

Our certificate of incorporation and bylaws provide that the affirmative vote of the holders of a majority of the votes cast by stockholders present in person or by proxy at an annual or special meeting of stockholders and entitled to vote thereat will be required to elect a director. Under our certificate of incorporation, our board of directors may amend the bylaws to alter the vote required to elect directors.

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Number of Directors; Removal; Vacancies

Our certificate of incorporation provides that the number of directors will be set only by the board of directors by resolution or amendment to our bylaw adopted by the affirmative vote of a majority of the directors. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Under the DGCL, unless the certificate of incorporation provides otherwise (which our certificate of incorporation does not), directors on a classified board such as our board of directors may be removed only for cause. Under our certificate of incorporation and bylaws, any vacancy on the board of directors, including a vacancy resulting from an enlargement of the board of directors, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third-party to acquire, or discourage a third-party from seeking to acquire, control of us.

Action by Stockholders

Under our certificate of incorporation stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. This may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the board of directors, (2) pursuant to our notice of meeting or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. Nominations of persons for election to the board of directors at a special meeting may be made only by or at the direction of the board of directors, and provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Stockholder Meetings

Our bylaws provide that any action required or permitted to be taken by stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting. In addition, in lieu of such a meeting, any such action may be taken by the unanimous written consent of our stockholders. Our certificate of incorporation and bylaws also provide that, except as otherwise required by law, special meetings of the stockholders can only be called by the chairman of the board, the chief executive officer or the board of directors. In addition, our bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to the board of directors. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of our outstanding voting securities.

Calling of Special Meetings of Stockholders

Our certificate of incorporation and bylaws provide that special meetings of stockholders may be called by our board of directors, the chairman of the board and our chief executive officer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the DGCL or any provision of our certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our certificate of incorporation authorizes the issuance of preferred stock. We may issue preferred stock from time to time in one or more classes or series without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Delaware law and by our certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any such an issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.

The 1940 Act currently requires that (i) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, (ii) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends or other distribution on the preferred stock are in arrears by two years or more. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

For any series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;
•	the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;
•	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;
•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;
•	the voting powers, if any, of the holders of shares of such series;
•	any provisions relating to the redemption of the shares of such series;
•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends or other distributions, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement relating to such subscription rights. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, taking into account underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued.

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting, backstop or other arrangement with one or more persons pursuant to which such persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear all of the expenses incurred by us in connection with any subscription rights offerings, regardless of whether any common stockholder exercises any subscription rights.

A prospectus supplement will describe the particular terms of any subscription rights we may issue, including the following:

•	the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);
•	the title and aggregate number of such subscription rights;
•	the exercise price for such subscription rights (or method of calculation thereof);
•	the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;
•	if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;
•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);
•	the number of such subscription rights issued to each stockholder;
•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;
•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);
•	if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;
•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;
•	any termination right we may have in connection with such subscription rights offering;
•	the terms of any rights to redeem, or call such subscription rights;
•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the subscription rights;
•	the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;
•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and
•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.

Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title and aggregate number of such warrants;
•	the price or prices at which such warrants will be issued;
•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;
•	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;
•	in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;
•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);
•	whether such warrants will be issued in registered form or bearer form;
•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;
•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;
•	the terms of any rights to redeem, or call such warrants;
•	information with respect to book-entry procedures, if any;
•	the terms of the securities issuable upon exercise of the warrants;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Each warrant will entitle the holder to purchase for cash such common stock or preferred stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.

Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (a) the warrants expire by their terms within ten years, (b) the exercise or conversion price is not less than the current market value at the date of issuance, (c) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of Golub Capital BDC and its stockholders and (d) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and U.S. Bank National Association, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. We have filed the form of the indenture with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.

A prospectus supplement, which will accompany this prospectus, will describe the particular terms of any series of debt securities being offered, including the following:

•	the designation or title of the series of debt securities;
•	the total principal amount of the series of debt securities;
•	the percentage of the principal amount at which the series of debt securities will be offered;
•	the date or dates on which principal will be payable;
•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•	the terms for redemption, extension or early repayment, if any;
•	the currencies in which the series of debt securities are issued and payable;
•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•	the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
•	the denominations in which the offered debt securities will be issued;
•	the provision for any sinking fund;
•	any restrictive covenants;
•	any Events of Default;
•	whether the series of debt securities are issuable in certificated form;
•	any provisions for defeasance or covenant defeasance;
•	if applicable, U.S. federal income tax considerations relating to original issue discount;

•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•	whether the debt securities are subject to subordination and the terms of such subordination;
•	the listing, if any, on a securities exchange; and
•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital. As a business development company, the necessity of raising additional capital exposes us to risks, including the typical risks associated with leverage.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” section below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often approximately two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment when Offices are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days;
•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;
•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;
•	we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;
•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;
•	on the last business day of each of 24 consecutive calendar months, we have an asset coverage of less than 100%; and
•	any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest or in the payment of any sinking or purchase fund installment, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	the holder must give your trustee written notice that an Event of Default has occurred and remains uncured;
•	the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and
•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We may also be permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;
•	immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing;
•	we must deliver certain certificates and documents to the trustee; and
•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Approval

First, there are changes that we cannot make to debt securities without specific approval of all of the holders. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;
•	reduce any amounts due on a debt security;
•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;
•	adversely affect any right of repayment at the holder’s option;
•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;
•	impair your right to sue for payment;
•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;
•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and
•	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;
•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and
•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions as described under the “Indenture Provisions — Subordination” section below. In order to achieve covenant defeasance, we must do the following:

•	if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;
•	we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity; and
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.
•	we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit; and

•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions — Subordination.”

Form, Exchange and Transfer of Certificated Registered Securities

Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities; and
•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

The Trustee under the Indenture

U.S. Bank National Association will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Book-Entry Debt Securities

The Depository Trust Company, or DTC, will act as securities depository for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants, or Direct Participants, deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation, or DTCC.

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly, or Indirect Participants. DTC has Standard & Poor’s rating: AA+. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com.

Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security, or the Beneficial Owner, is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Neither DTC nor Cede & Co. (nor such other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

REGULATION

We are a business development company under the 1940 Act and have elected to be treated as a RIC under the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors of a business development company be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company without the approval of a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter,” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company in excess of the limits imposed by the 1940 Act. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies, or any of our other policies, is fundamental and each may be changed without stockholder approval. To the extent we adopt any fundamental policies, no person from whom we borrow will have, in his or her capacity as lender or debt holder, either a veto power or a vote in approving or changing any of our fundamental policies.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:
•	is organized under the laws of, and has its principal place of business in, the United States;
•	is not an investment company (other than an SBIC wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
•	satisfies either of the following:
•	does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250.0 million market capitalization maximum; or
•	is controlled by a business development company or a group of companies including a business development company, the business development company actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the business development company has an affiliated person who is a director of the eligible portfolio company.
(2)	Securities of any eligible portfolio company which we control.

(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident to such a private transaction, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
(5)	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.
(6)	Cash, cash equivalents, U.S. government securities or high-quality debt securities that mature in one year or less from the date of investment.

The regulations defining and interpreting qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

We look through our consolidated subsidiaries to the underlying holdings (considered together with portfolio assets held outside of our consolidated subsidiaries) for purposes of determining compliance with the 70% qualifying assets requirement of the 1940 Act. At least 70% of our assets will be eligible assets.

Managerial Assistance to Portfolio Companies

A business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance; except that, when the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt investments that mature in one year or less from the date of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets or temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, so long as the agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would generally not meet the Diversification Tests, as defined in section 851(b)(3) of the Code, in order to qualify as a RIC for U.S. federal income tax purposes.

Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. GC Advisors will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as that term is defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. We consolidate our financial results with all of our wholly-owned subsidiaries, including Holdings, the 2010 Issuer and the 2014 Issuer, for financial reporting purposes and measure our compliance with the leverage test applicable to business development companies under the 1940 Act on a consolidated basis. On September 13, 2011, we received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiaries from our 200% asset coverage test under the 1940 Act. As such, our ratio of total consolidated assets to outstanding indebtedness may be less than 200%. This provides us with increased investment flexibility but also increases our risks related to leverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to our Business and Structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital. As a business development company, the necessity of raising additional capital exposes us to risks, including the typical risks associated with leverage.”

Codes of Ethics

We and GC Advisors have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics from our website at www.golubcapitalbdc.com or at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to GC Advisors. The proxy voting policies and procedures of GC Advisors are set out below. The guidelines are reviewed periodically by GC Advisors and our directors who are not “interested persons” and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, GC Advisors has a fiduciary duty to act solely in our best interests. As part of this duty, GC Advisors recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

GC Advisors’ policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

GC Advisors votes proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. GC Advisors reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities we hold. In most cases GC Advisors will vote in favor of proposals that GC Advisors believes are likely to increase the value of the portfolio securities we hold. Although GC Advisors will generally vote against proposals that may have a negative effect on our portfolio securities, GC Advisors may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by GC Advisors’ chief executive officer and president. To ensure that GC Advisors’ vote is not the product of a conflict of interest, GC Advisors requires that (1) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how GC Advisors intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, GC Advisors will disclose such conflicts to us, including our independent directors, and may request guidance from us on how to vote such proxies.

Proxy Voting Records

You may obtain information without charge about how GC Advisors voted proxies during the most recent 12-month period ended June 30, 2016 by making a written request for proxy voting information to: Golub Capital BDC, Inc., Attention: Investor Relations, 150 South Wacker Drive, Suite 800, Chicago, IL 60606, or by calling Golub Capital BDC, Inc. collect at (312) 205-5050.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to employees of GC Advisors and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Other

Under the 1940 Act, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and GC Advisors are required to adopt and implement written policies and procedures reasonably designed to prevent violation of relevant federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering these policies and procedures.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the business development company prohibition on transactions with affiliates to prohibit “joint transactions” among entities that share a common investment adviser. The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. Any co-investment would be made subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. If opportunities arise that would otherwise be appropriate for us and for another account sponsored or managed by GC Advisors to make different investments in the same issuer, GC Advisors will need to decide which account will proceed with the investment. Moreover, in certain circumstances, we may be unable to invest in an issuer in which another account sponsored or managed by GC Advisors has previously invested.

We and GC Advisors have submitted an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by GC Advisors or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions, as well as regulatory requirements and other pertinent factors. We believe that co-investment by us and accounts sponsored or managed by GC Advisors may afford us additional investment opportunities and the ability to achieve greater diversification.

Under the terms of the relief requested by the exemptive application, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors would make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment strategies and policies. There is no assurance that our application for exemptive relief will be granted by the SEC or that, if granted, it will be on the terms set forth above.

Sarbanes-Oxley Act

The Sarbanes-Oxley Act imposes a variety of regulatory requirements on companies with a class of securities registered under the Exchange Act, and their insiders. Many of these requirements affect us. For example:

•	our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;
•	our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
•	our management must prepare an annual report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and
•	our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under such act. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we comply with that act.

Small Business Investment Company Regulations

We operate the SBIC Funds as wholly-owned subsidiaries of the Company. The SBIC Funds each may rely on an exclusion from the definition of “investment company” under the 1940 Act. As such, neither of these subsidiaries will elect to be regulated as a business development company under the 1940 Act.

The SBIC Funds each have investment objectives substantially similar to ours and make similar types of investments in accordance with SBIC regulations.

The licenses approved by the SBA for the SBIC Funds allow the SBIC Funds to incur leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment and certain approvals by the SBA and customary procedures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt, have a maturity of ten years, require semi-annual payments of interest and do not require any principal prior to maturity. Under the regulations applicable to SBICs, an SBIC may have outstanding debentures guaranteed by the SBA generally in an amount of up to twice its regulatory capital, which generally equates to the amount of its equity capital. SBIC regulations currently limit the amount that a single SBIC subsidiary may borrow to a maximum of $150.0 million, assuming that it has at least $75.0 million of equity capital. The SBICs are subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants.

Under present SBIC regulations, the maximum amount of SBA-guaranteed debentures that may be issued by multiple licensees under common management is $350.0 million and the maximum amount that may be issued by a single SBIC licensee is $150.0 million. As of September 30, 2016, SBIC IV and SBIC V had $150.0 million and $127.0 million of outstanding SBA-guaranteed debentures, respectively.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBIC regulations, SBICs may make loans to eligible small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services.

Under present SBIC regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $19.5 million and have average annual net income after U.S. federal income taxes not exceeding $6.5 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must devote 25% of its investment activity to “smaller” concerns, as defined by the SBA. A smaller concern generally includes businesses that have a tangible net worth not exceeding $6.0 million and have average annual net income after U.S. federal income taxes not exceeding $2.0 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBIC regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the primary industry in which the business is engaged and are based on such factors as the number of employees and gross revenue. However, once an SBIC has invested in a company, it may continue to make follow on investments in the company, regardless of the size of the company at the time of the follow on investment, up to the time of the company’s initial public offering, if any.

The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending or investing outside the United States, to businesses engaged in a few prohibited industries and to certain “passive” (i.e., non-operating) companies. In addition, without prior SBA approval, an SBIC may not invest an amount equal to more than approximately 30% of the SBIC’s regulatory capital in any one company and its affiliates.

The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). An SBIC may exercise control over a small business for a period of up to seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA’s prior written approval.

The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC. A “change of control” is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of a SBIC, whether through ownership, contractual arrangements or otherwise.

SBICs must invest idle funds that are not being used to make loans in investments permitted under SBIC regulations in certain types of securities including direct obligations of, or obligations guaranteed as to principal and interest by, the U.S. government, which mature within 15 months from the date of the investment.

SBICs are periodically examined and audited by the SBA’s staff to determine their compliance with SBIC regulations and are periodically required to file certain forms with the SBA.

Neither the SBA nor the U.S. government or any of its agencies or officers has approved any ownership interest to be issued by us or any obligation that we or any of our subsidiaries may incur.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held by U.S. Bank National Association pursuant to a custody agreement. The principal business address of U.S. Bank National Association Corporate Trust Services is One Federal Street, 3rd Floor, Boston, Massachusetts 02110, telephone: (617) 603-6538. American Stock Transfer & Trust Company, LLC serves as our transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company, LLC is 6201 15th Avenue, Brooklyn, New York 11219, telephone: (800) 937-5449.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our board of directors, GC Advisors will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. GC Advisors does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. GC Advisors generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, GC Advisors may select a broker based upon brokerage or research services provided to GC Advisors and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if GC Advisors determines in good faith that such commission is reasonable in relation to the services provided.

We have not paid any brokerage commissions during the three most recent fiscal years.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $800,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds, if any, we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) offerings completed within one year of the receipt of consent of the majority of our common stockholders or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will indirectly bear such fees and expenses as well as any other fees and expenses incurred by us in connection with any sale of securities. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on The NASDAQ Global Select Market may engage in passive market making transactions in our common stock on The NASDAQ Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on The NASDAQ Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Dechert LLP, Washington, D.C. Dechert LLP has from time to time represented GC Advisors on unrelated matters.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Golub Capital BDC, Inc. and its consolidated subsidiaries at September 30, 2016 and for the year then ended appearing in this Prospectus and the Registration Statement and the effectiveness of Golub Capital BDC Inc. and its consolidated subsidiaries’ internal control over financial reporting as of September 30, 2016 have been audited by Ernst & Young LLP, an independent registered public accounting firm located at 155 North Wacker Drive, Chicago, IL 60606, and at September 30, 2015 and for each of the two years in the period ended September 30, 2015, by RSM US LLP, an independent registered public accounting firm located at One South Wacker Drive, Suite 800, Chicago, IL 60606, as set forth in their respective reports appearing elsewhere herein, and are included in reliance upon such reports and upon the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. We maintain a website at www.golubcapitalbdc.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 150 South Wacker Drive, Suite 800, Chicago, IL 60606, Attention: Investor Relations. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

GOLUB CAPITAL BDC, INC.

Index to Consolidated Financial Statements

Management’s Report on Internal Control over Financial Reporting

The management of Golub Capital BDC, Inc. (“GBDC,” and collectively with its subsidiaries, the “Company,” “we,” “us,” “our” and “Golub Capital BDC”) is responsible for establishing and maintaining adequate internal control over financial reporting. Our internal control system is a process designed to provide reasonable assurance to our management and board of directors regarding the preparation and fair presentation of published financial statements.

Golub Capital BDC’s internal control over financial reporting includes policies and procedures that pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions recorded necessary to permit the preparation of financial statements in accordance with U.S. generally accepted accounting principles. Our policies and procedures also provide reasonable assurance that receipts and expenditures are being made only in accordance with authorizations of management and the directors of Golub Capital BDC, and provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on our financial statements.

All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. Also, projections of any evaluation of effectiveness as to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management assessed the effectiveness of Golub Capital BDC’s internal control over financial reporting as of September 30, 2016. In making this assessment, we used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control — Integrated Framework issued in 2013. Based on the assessment, management believes that, as of September 30, 2016, our internal control over financial reporting is effective based on those criteria.

Golub Capital BDC’s independent registered public accounting firm that audited the financial statements has issued an audit report on the effectiveness of our internal control over financial reporting as of September 30, 2016. This report appears on page 5.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
Golub Capital BDC, Inc. and Subsidiaries

We have audited the accompanying consolidated statement of financial condition, including the consolidated schedule of investments, of Golub Capital BDC, Inc. and Subsidiaries (collectively, the “Company”) as of September 30, 2016, and the related consolidated statements of operations, changes in net assets and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of September 30, 2016 by correspondence with the trustee or custodian, as applicable. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Golub Capital BDC, Inc. and Subsidiaries as of September 30, 2016, and the consolidated results of their operations, changes in net assets, and cash flows for the year then ended, in conformity with U.S. generally accepted accounting principles.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Golub Capital BDC, Inc. and Subsidiaries’ internal control over financial reporting as of September 30, 2016, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 framework), and our report dated November 16, 2016 expressed an unqualified opinion thereon.

/s/ Ernst & Young LLP

Chicago, Illinois
November 16, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
Golub Capital BDC, Inc. and Subsidiaries

We have audited the accompanying consolidated statement of financial condition, including the consolidated schedule of investments, of Golub Capital BDC, Inc. and Subsidiaries (collectively, the “Company”) as of September 30, 2015, and the related consolidated statements of operations, changes in net assets, and cash flows for the years ended September 30, 2015 and 2014. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of September 30, 2015, by correspondence with the custodian, loan agent or borrower. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Golub Capital BDC, Inc. and Subsidiaries as of September 30, 2015, and the results of their operations and their cash flows for the years ended September 30, 2015 and 2014, in conformity with U.S. generally accepted accounting principles.

/s/ RSM US LLP

Chicago, Illinois
November 17, 2015

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
Golub Capital BDC, Inc. and Subsidiaries

We have audited Golub Capital BDC, Inc. and Subsidiaries’ (collectively, the “Company”) internal control over financial reporting as of September 30, 2016, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 framework) (the COSO criteria). The Company’s management is responsible for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management’s Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, Golub Capital BDC, Inc. and Subsidiaries maintained, in all material respects, effective internal control over financial reporting as of September 30, 2016, based on the COSO criteria.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated statement of financial condition, including the consolidated schedule of investments, of Golub Capital BDC, Inc. and Subsidiaries as of September 30, 2016, and the related consolidated statements of operations, changes in net assets and cash flows for the year then ended, and our report dated November 16, 2016 expressed an unqualified opinion thereon.

/s/ Ernst & Young LLP

Chicago, Illinois
November 16, 2016

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Statements of Financial Condition
(In thousands, except share and per share data)

	September 30, 2016	September 30, 2015
Assets
Investments, at fair value
Non-controlled/non-affiliate company investments	$1,546,766	$1,425,325
Non-controlled affiliate company investments	9,618	5,523
Controlled affiliate company investments	104,228	98,936
Total investments at fair value (amortized cost of $1,650,173 and $1,517,314, respectively)	1,660,612	1,529,784
Cash and cash equivalents	10,947	5,468
Restricted cash and cash equivalents	78,593	92,016
Interest receivable	5,935	5,700
Other assets	422	458
Total Assets	$1,756,509	$1,633,426
Liabilities
Debt	$864,700	$813,250
Less unamortized debt issuance costs	5,627	7,624
Debt less unamortized debt issuance costs	859,073	805,626
Secured borrowings, at fair value (proceeds of $471 and $351, respectively)	475	355
Interest payable	3,229	2,722
Management and incentive fees payable	12,763	11,754
Accounts payable and accrued expenses	2,072	2,042
Accrued trustee fees	72	57
Total Liabilities	877,684	822,556
Commitments and Contingencies (Note 9)
Net Assets
Preferred stock, par value $0.001 per share, 1,000,000 shares authorized, zero shares issued and outstanding as of September 30, 2016 and September 30, 2015	—	—
Common stock, par value $0.001 per share, 100,000,000 shares authorized, 55,059,067 and 51,300,193 shares issued and outstanding as of September 30, 2016 and September 30, 2015, respectively	55	51
Paid in capital in excess of par	855,998	790,713
Undistributed net investment income	18,832	4,230
Net unrealized appreciation (depreciation) on investments and secured borrowings	13,104	15,134
Net realized gain (loss) on investments	(9,164)	742
Total Net Assets	878,825	810,870
Total Liabilities and Total Net Assets	$1,756,509	$1,633,426
Number of common shares outstanding	55,059,067	51,300,193
Net asset value per common share	$15.96	$15.80

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Statements of Operations
(In thousands, except share and per share data)

	Years ended September 30,
	2016	2015	2014
Investment income
From non-controlled/non-affiliate company investments:
Interest income	$114,186	$112,406	$102,158
Dividend income	539	212	1,248
Fee income	1,448	2,265	3,259
Total investment income from non-controlled/non-affiliate company investments	116,173	114,883	106,665
From non-controlled affiliate company investments:
Interest income	660	—	225
Fee income	—	—	171
Total investment income from non-controlled affiliate company investments	660	—	396
From controlled affiliate company investments:
Interest income	6,939	3,735	1,947
Dividend income	4,099	1,350	518
Total investment income from controlled affiliate company investments	11,038	5,085	2,465
Total investment income	127,871	119,968	109,526
Expenses
Interest and other debt financing expenses	27,724	24,510	20,227
Base management fee	22,020	20,330	17,053
Incentive fee	7,266	10,226	10,128
Professional fees	2,814	2,942	2,451
Administrative service fee	2,209	2,372	2,527
General and administrative expenses	525	591	605
Total expenses	62,558	60,971	52,991
Net investment income – before excise tax	65,313	58,997	56,535
Excise tax	333	—	—
Net investment income – after excise tax	64,980	58,997	56,535
Net gain (loss) on investments and secured borrowings
Net realized gain (loss) on investments:
Non-controlled/non-affiliate company investments	3,532	9,354	5,384
Non-controlled affiliate company investments	2,722	—	—
Net realized gain (loss) on investments	6,254	9,354	5,384
Net change in unrealized appreciation (depreciation) on investments:
Non-controlled/non-affiliate company investments	4,702	768	3,052
Non-controlled affiliate company investments	(3,170)	2,443	475
Controlled affiliate company investments	(3,562)	(773)	(179)
Net change in unrealized appreciation (depreciation) on investments	(2,030)	2,438	3,348
Net change in unrealized appreciation (depreciation) on secured borrowings	—	2	121
Net gain (loss) on investments and secured borrowings	4,224	11,794	8,853
Net increase in net assets resulting from operations	$69,204	$70,791	$65,388
Per Common Share Data
Basic and diluted earnings per common share	$1.33	$1.44	$1.44
Dividends and distributions declared per common share	$1.28	$1.28	$1.28
Basic and diluted weighted average common shares outstanding	51,948,378	49,017,777	45,277,111

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Statements of Changes in Net Assets
(In thousands, except share data)

	Common Stock		Paid in Capital in Excess of Par	Undistributed Net Investment Income	Net Unrealized Appreciation (Depreciation) on Investments and secured borrowings	Net Realized Gain (loss) on Investments	Total Net Assets
	Shares	Par Amount
Balance at September 30, 2013	43,282,932	$43	$652,669	$2,725	$9,225	$(6,426)	$658,236
Issuance of common stock, net of offering and underwriting costs(1)	3,666,855	4	64,102	—	—	—	64,106
Net increase in net assets resulting from operations	—	—	—	56,535	3,469	5,384	65,388
Distributions to stockholders:
Stock issued in connection with dividend reinvestment plan	169,711	—	2,832	—	—	—	2,832
Distributions from net investment income	—	—	—	(57,823)	—	—	(57,823)
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	876	2,190	—	(3,066)	—
Total Increase (decrease) for the period ended September 30, 2014	3,836,566	4	67,810	902	3,469	2,318	74,503
Balance at September 30, 2014	47,119,498	$47	$720,479	$3,627	$12,694	$(4,108)	$732,739
Issuance of common stock, net of offering and underwriting costs(2)	4,002,292	4	67,366	—	—	—	67,370
Net increase in net assets resulting from operations	—	—	—	58,997	2,440	9,354	70,791
Distributions to stockholders:
Stock issued in connection with dividend reinvestment plan	178,403	—	2,939	—	—	—	2,939
Distributions from net investment income	—	—	—	(58,152)	—	—	(58,152)
Distributions from realized gain	—	—	—	—	—	(4,817)	(4,817)
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(71)	(242)	—	313	—
Total Increase (decrease) for the period ended September 30, 2015	4,180,695	4	70,234	603	2,440	4,850	78,131
Balance at September 30, 2015	51,300,193	$51	$790,713	$4,230	$15,134	$742	$810,870
Issuance of common stock, net of offering and underwriting costs(3)	3,320,456	3	58,257	—	—	—	58,260
Net increase in net assets resulting from operations	—	—	—	64,980	(2,030)	6,254	69,204
Distributions to stockholders:
Stock issued in connection with dividend reinvestment plan	438,418	1	7,369	—	—	—	7,370
Distributions from net investment income	—	—	—	(54,461)	—	—	(54,461)
Distributions from realized gain	—	—	—	—	—	(12,418)	(12,418)
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(341)	4,083	—	(3,742)	—
Total Increase (decrease) for the period ended September 30, 2016	3,758,874	4	65,285	14,602	(2,030)	(9,906)	67,955
Balance at September 30, 2016	55,059,067	$55	$855,998	$18,832	$13,104	$(9,164)	$878,825

(1)	On March 18, 2014, Golub Capital BDC, Inc. priced a public offering of 3,500,000 shares of its common stock at a public offering price of $18.05 per share. On April 23, 2014, Golub Capital BDC, Inc. sold an additional 166,855 shares of its common stock at a public offering price of $18.05 per share pursuant to the underwriters’ partial exercise of the option to purchase additional shares granted in connection with the public offering in March 2014.

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Statements of Changes in Net Assets – (continued)
(In thousands, except share data)

(2)	On April 10, 2015, Golub Capital BDC, Inc. priced a public offering of 3,500,000 shares of its common stock at a public offering price of $17.42 per share. On May 7, 2015, Golub Capital BDC, Inc. sold an additional 502,292 shares of its common stock at a public offering price of $17.42 per share pursuant to the underwriters’ partial exercise of the option to purchase additional shares granted in connection with the public offering in April 2015.
(3)	On July 18, 2016, Golub Capital BDC entered into a Securities Purchase Agreement between the Company and a third party institutional investor for the sale of 1,433,486 shares of Company’s common stock at a price per share of $17.44 per share. On August 15, 2016, Golub Capital BDC, Inc. priced a public offering of 1,750,000 shares of its common stock at a public offering price of $18.35 per share. On September 19, 2016, Golub Capital BDC, Inc. sold an additional 136,970 shares of its common stock at a public offering price of $18.35 per share pursuant to the underwriters’ partial exercise of the option to purchase additional shares granted in connection with the public offering in August 2016.

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Statements of Cash Flows
(In thousands)

	Years ended September 30,
	2016	2015	2014
Cash flows from operating activities
Net increase in net assets resulting from operations	$69,204	$70,791	$65,388
Adjustments to reconcile net increase in net assets resulting from operations to net cash (used in) provided by operating activities
Amortization of deferred financing costs	4,184	4,506	3,030
Accretion of discounts and amortization of premiums	(8,662)	(9,000)	(8,894)
Net realized (gain) loss on investments	(6,254)	(9,354)	(5,384)
Net change in unrealized (appreciation) depreciation on investments	2,030	(2,438)	(3,348)
Net change in unrealized appreciation (depreciation) on secured borrowings	—	(2)	(121)
Proceeds from (fundings of) revolving loans, net	(587)	(1,365)	288
Fundings of investments	(654,763)	(858,147)	(878,635)
Proceeds from principal payments and sales of portfolio investments	538,609	699,075	573,201
PIK interest	(1,201)	(941)	69
Changes in operating assets and liabilities:
Interest receivable	(235)	91	(1,475)
Other assets	36	69	(291)
Interest payable	507	(474)	1,919
Management and incentive fees payable	1,009	3,303	2,872
Payable for investments purchased	—	—	(3,677)
Accounts payable and accrued expenses	30	645	(581)
Accrued trustee fees	15	(9)	66
Net cash (used in) provided by operating activities	(56,078)	(103,250)	(255,573)
Cash flows from investing activities
Net change in restricted cash and cash equivalents	13,423	(17,208)	(36,400)
Net cash (used in) provided by investing activities	13,423	(17,208)	(36,400)
Cash flows from financing activities
Borrowings on debt	440,650	503,200	825,950
Repayments of debt	(389,200)	(387,100)	(540,900)
Capitalized debt financing costs	(2,187)	(2,615)	(4,803)
Proceeds from secured borrowings	155	—	29,518
Repayments on secured borrowings	(35)	(34)	(38,081)
Proceeds from shares sold, net of underwriting costs	58,555	67,602	64,170
Offering costs paid	(295)	(232)	(64)
Distributions paid	(59,509)	(60,030)	(54,991)
Net cash provided by (used in) financing activities	48,134	120,791	280,799
Net change in cash and cash equivalents	5,479	333	(11,174)
Cash and cash equivalents, beginning of period	5,468	5,135	16,309
Cash and cash equivalents, end of period	$10,947	$5,468	$5,135
Supplemental information:
Cash paid during the period for interest	$23,019	$20,463	$14,081
Taxes, including excise tax, paid during the period	333	—	—
Distributions declared during the period	(66,879)	(62,969)	(57,823)

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments
September 30, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount(3)	Amoritzed Cost	Percentage of Net Assets	Fair Value
Investments
Non-controlled/non-affiliate company investments
Debt investments
Aerospace and Defense
ILC Dover, LP*ˆ#	One stop	L + 9.00%	8.00% cash/ 2.00% PIK	03/2020	$17,730	$17,592	1.7%	$15,070
ILC Dover, LP	One stop	L + 9.00%	8.00% cash/ 2.00% PIK	03/2019	784	776	0.1	667
NTS Technical Systems*ˆ#	One stop	L + 6.25%	7.25	06/2021	26,079	25,721	2.9	25,557
NTS Technical Systems(4)	One stop	L + 6.25%	N/A (5)	06/2021	—	(83)	—	(71)
NTS Technical Systems(4)	One stop	L + 6.25%	N/A (5)	06/2021	—	(39)	—	(57)
Tresys Technology Holdings, Inc.(6)	One stop	L + 6.75%	8.00%	12/2017	3,899	3,845	0.1	1,170
Tresys Technology Holdings, Inc.	One stop	L + 6.75%	8.00%	12/2017	537	535	0.1	537
Tronair Parent, Inc.(4)	Senior loan	L + 4.50%	N/A (5)	09/2021	—	(1)	—	—
Whitcraft LLC*ˆ	One stop	L + 6.50%	7.50%	05/2020	13,504	13,404	1.5	13,504
Whitcraft LLC(4)	One stop	L + 6.50%	N/A (5)	05/2020	—	(1)	—	—
					62,533	61,749	6.4	56,377
Automobile
American Driveline Systems, Inc.*	Senior loan	L + 5.75%	6.75%	03/2020	1,798	1,758	0.2	1,798
American Driveline Systems, Inc.ˆ	Senior loan	L + 5.75%	6.75%	03/2020	233	229	—	233
American Driveline Systems, Inc.	Senior loan	P + 4.75%	8.25%	03/2020	46	40	—	46
CH Hold Corp. (Caliber Collision)*#	Senior loan	L + 5.25%	6.25%	11/2019	5,144	5,108	0.6	5,144
Dent Wizard International Corporation*	Senior loan	L + 4.75%	5.75%	04/2020	2,469	2,460	0.3	2,469
K&N Engineering, Inc.ˆ	Senior loan	P + 3.25%	6.75%	07/2019	2,821	2,797	0.3	2,821
K&N Engineering, Inc.ˆ	Senior loan	L + 4.25%	5.25%	07/2019	133	122	—	133
K&N Engineering, Inc.(4)	Senior loan	L + 4.25%	N/A (5)	07/2019	—	(2)	—	—
OEConnection LLC*	Senior loan	L + 5.00%	6.00%	06/2022	4,883	4,763	0.6	4,883
OEConnection LLC(4)	Senior loan	L + 5.00%	N/A (5)	06/2021	—	(1)	—	—
Polk Acquisition Corp.*	Senior loan	L + 5.00%	6.00%	06/2022	4,734	4,662	0.5	4,734
Polk Acquisition Corp.	Senior loan	L + 5.00%	6.00%	06/2022	54	53	—	54
Polk Acquisition Corp.	Senior loan	L + 5.00%	6.64%	06/2022	18	16	—	18
Polk Acquisition Corp.(4)	Senior loan	L + 5.00%	N/A (5)	06/2022	—	(2)	—	—
T5 Merger Corporationˆ	One stop	L + 6.25%	7.25%	03/2022	3,200	3,148	0.4	3,168
T5 Merger Corporation(4)	One stop	L + 6.25%	N/A (5)	03/2022	—	(2)	—	(1)
					25,533	25,149	2.9	25,500
Banking
HedgeServ Holding L.P.*ˆ#	One stop	L + 8.00%	7.00% cash/ 2.00% PIK	02/2019	17,529	17,451	2.0	17,529
HedgeServ Holding L.P.(4)	One stop	L + 6.00%	N/A (5)	02/2019	—	(4)	—	—
					17,529	17,447	2.0	17,529
Beverage, Food and Tobacco
Abita Brewing Co., L.L.C.	One stop	L + 5.75%	6.75%	04/2021	7,993	7,871	0.8	7,194
Abita Brewing Co., L.L.C.(4)	One stop	L + 5.75%	6.75%	04/2021	4	3	—	(11)
ABP Corporation*	Senior loan	L + 4.75%	6.00%	09/2018	4,696	4,667	0.5	4,461
ABP Corporation	Senior loan	P + 3.50%	7.25%	09/2018	250	247	—	225
Atkins Nutritionals, Inc*ˆ	One stop	L + 8.50%	9.75%	04/2019	21,636	21,464	2.5	21,636
Atkins Nutritionals, Inc*ˆ#	One stop	L + 5.00%	6.25%	01/2019	16,872	16,752	1.9	16,872
Benihana, Inc.*ˆ	One stop	L + 6.00%	7.25%	01/2019	15,279	15,064	1.7	14,973
Benihana, Inc.	One stop	P + 4.75%	7.92%	07/2018	1,628	1,599	0.2	1,585
C. J. Foods, Inc.*	One stop	L + 5.00%	6.00%	05/2019	3,141	3,116	0.4	3,141
C. J. Foods, Inc.	One stop	L + 5.00%	6.00%	05/2019	663	656	0.1	663
C. J. Foods, Inc.(4)	One stop	L + 5.00%	N/A (5)	05/2019	—	(5)	—	—

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount	Amoritzed Cost	Percentage of Net Assets	Fair Value
Beverage, Food and Tobacco – (continued)
Firebirds International, LLC*	One stop	L + 5.75%	7.00%	05/2018	$1,074	$1,067	0.1%	$1,074
Firebirds International, LLC*	One stop	L + 5.75%	7.00%	05/2018	302	300	—	302
Firebirds International, LLC	One stop	L + 5.75%	7.00%	05/2018	55	53	—	55
Firebirds International, LLC(4)	One stop	L + 5.75%	N/A (5)	05/2018	—	(1)	—	—
First Watch Restaurants, Inc.*ˆ#	One stop	L + 6.00%	7.15%	12/2020	25,596	25,384	2.9	25,596
First Watch Restaurants, Inc.	One stop	P + 5.00%	8.05%	12/2020	1,603	1,596	0.2	1,603
First Watch Restaurants, Inc.	One stop	L + 6.00%	7.00%	12/2020	1,258	1,248	0.1	1,258
First Watch Restaurants, Inc.	One stop	L + 6.00%	7.00%	12/2020	1,255	1,246	0.2	1,255
First Watch Restaurants, Inc.(4)	One stop	L + 6.00%	N/A (5)	12/2020	—	(8)	—	—
Hopdoddy Holdings, LLC	One stop	L + 8.00%	9.00%	08/2020	660	649	0.1	660
Hopdoddy Holdings, LLC	One stop	L + 8.00%	N/A (5)	08/2020	—	—	—	—
Hopdoddy Holdings, LLC(4)	One stop	L + 8.00%	N/A (5)	08/2020	—	(3)	—	—
IT'SUGAR LLC	Subordinated debt	N/A	8.00%	10/2017	1,707	1,707	0.2	1,384
Purfoods, LLC	One stop	L + 6.25%	7.25%	05/2021	8,647	8,449	1.0	8,647
Purfoods, LLC	One stop	N/A	7.00% PIK	05/2026	101	101	—	101
Purfoods, LLC	One stop	L + 6.25%	7.25%	05/2021	25	24	—	25
Purfoods, LLC(4)	One stop	L + 6.25%	N/A (5)	05/2021	—	(1)	—	—
Restaurant Holding Company, LLC#	Senior loan	L + 7.75%	8.75%	02/2019	4,605	4,581	0.5	4,513
Rubio's Restaurants, Inc*ˆ	Senior loan	L + 4.75%	6.00%	11/2018	8,919	8,879	1.0	8,919
Smashburger Finance LLC	Senior loan	L + 5.50%	6.75%	05/2018	87	86	—	85
Smashburger Finance LLC(4)	Senior loan	L + 5.50%	N/A (5)	05/2018	—	(2)	—	—
Surfside Coffee Company LLCˆ	One stop	L + 5.25%	6.25%	06/2020	4,470	4,436	0.5	4,470
Surfside Coffee Company LLC	One stop	L + 5.25%	6.25%	06/2020	337	329	—	337
Surfside Coffee Company LLC	One stop	L + 5.25%	6.25%	06/2020	26	25	—	26
Tate's Bake Shop, Inc.#	Senior loan	L + 5.00%	6.00%	08/2019	597	593	0.1	597
Uinta Brewing Companyˆ	One stop	L + 8.50%	9.50%	08/2019	3,734	3,713	0.4	3,622
Uinta Brewing Company	One stop	L + 8.50%	9.50%	08/2019	308	305	—	296
					137,528	136,190	15.4	135,564
Broadcasting and Entertainment
TouchTunes Interactive Networks, Inc.ˆ	Senior loan	L + 4.75%	5.75%	05/2021	1,477	1,471	0.2	1,483
Building and Real Estate
Brooks Equipment Company, LLC*ˆ	One stop	L + 5.00%	6.00%	08/2020	22,970	22,747	2.6	22,970
Brooks Equipment Company, LLC(4)	One stop	L + 5.00%	N/A (5)	08/2020	—	(13)	—	—
ITEL Laboratories, Inc.*	Senior loan	L + 4.50%	5.75%	06/2018	634	631	0.1	634
ITEL Laboratories, Inc.	Senior loan	L + 4.50%	N/A (5)	06/2018	—	—	—	—
					23,604	23,365	2.7	23,604
Containers, Packaging and Glass
Fort Dearborn Company*ˆ	Senior loan	L + 4.75%	5.75%	10/2018	2,980	2,969	0.3	2,980
Fort Dearborn Company*ˆ	Senior loan	L + 4.25%	5.25%	10/2017	509	508	0.1	509
					3,489	3,477	0.4	3,489
Diversified Conglomerate Manufacturing
Chase Industries, Inc.*ˆ#	One stop	L + 5.75%	6.81%	09/2020	21,704	21,556	2.5	21,704
Chase Industries, Inc.#	One stop	L + 5.75%	7.13%	09/2020	4,816	4,784	0.5	4,816
Chase Industries, Inc.(4)	One stop	L + 5.75%	N/A (5)	09/2020	—	(14)	—	—
Inventus Power, Inc*ˆ	One stop	L + 5.50%	6.50%	04/2020	8,409	8,369	0.9	7,736
Inventus Power, Inc(4)	One stop	L + 5.50%	N/A (5)	04/2020	—	(3)	—	(42)
Onicon Incorporated*ˆ#	One stop	L + 6.00%	7.00%	04/2020	13,422	13,286	1.5	13,221
Onicon Incorporated(4)	One stop	L + 6.00%	N/A (5)	04/2020	—	(6)	—	(15)

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount	Amoritzed Cost	Percentage of Net Assets	Fair Value
Diversified Conglomerate Manufacturing – (continued)
Pasternack Enterprises, Inc. and Fairview Microwave, Inc#	Senior loan	L + 5.00%	6.00%	05/2022	$2,460	$2,436	0.3%	$2,435
PetroChoice Holdings, Inc.ˆ	Senior loan	L + 5.00%	6.00%	08/2022	1,768	1,718	0.2	1,768
Plex Systems, Inc.*ˆ	One stop	L + 7.50%	8.75%	06/2020	18,797	18,410	2.1	18,797
Plex Systems, Inc.(4)	One stop	L + 7.50%	N/A (5)	06/2020	—	(30)	—	—
Reladyne, Inc.*#	Senior loan	L + 5.25%	6.25%	07/2022	10,149	9,992	1.2	10,047
Reladyne, Inc.	Senior loan	L + 5.25%	6.25%	07/2022	111	110	—	110
Reladyne, Inc.	Senior loan	P + 4.25%	7.75%	07/2022	26	24	—	24
Reladyne, Inc.(4)	Senior loan	L + 5.25%	N/A (5)	07/2022	—	(2)	—	(1)
Sunless Merger Sub, Inc.	Senior loan	L + 5.00%	6.25%	07/2019	1,503	1,509	0.2	1,503
Sunless Merger Sub, Inc.	Senior loan	P + 3.75%	7.25%	07/2019	151	151	—	151
					83,316	82,290	9.4	82,254
Diversified Conglomerate Service
Accellos, Inc.*ˆ#	One stop	L + 5.75%	6.75%	07/2020	31,051	30,806	3.5	31,051
Accellos, Inc.(4)	One stop	L + 5.75%	N/A (5)	07/2020	—	(13)	—	—
Actiance, Inc. *ˆ	One stop	L + 9.00%	10.00%	04/2018	2,900	2,831	0.3	2,900
Actiance, Inc.	One stop	L + 9.00%	N/A (5)	04/2018	—	—	—	—
Agility Recovery Solutions Inc.*ˆ	One stop	L + 6.50%	7.50%	03/2020	14,092	13,950	1.6	14,092
Agility Recovery Solutions Inc.(4)	One stop	L + 6.50%	N/A (5)	03/2020	—	(6)	—	—
Bomgar Corporationˆ	One stop	L + 7.50%	8.50%	06/2022	4,888	4,794	0.6	4,888
Bomgar Corporation(4)	One stop	L + 7.50%	N/A (5)	06/2022	—	(2)	—	—
CIBT Holdings, Incˆ	Senior loan	L + 5.25%	6.25%	06/2022	1,973	1,954	0.2	1,973
CIBT Holdings, Inc	Senior loan	L + 5.25%	N/A (5)	06/2022	—	—	—	—
Clearwater Analytics, LLC#	One stop	L + 7.50%	8.50%	09/2022	10,050	9,877	1.1	9,925
Clearwater Analytics, LLC(4)	One stop	L + 7.50%	N/A (5)	09/2022	—	(2)	—	(1)
Daxko Acquisition Corporation#	One stop	L + 6.50%	7.50%	09/2022	8,557	8,430	1.0	8,472
Daxko Acquisition Corporation(4)	One stop	L + 6.50%	N/A (5)	09/2022	—	(1)	—	—
EGD Security Systems, LLC	One stop	L + 6.25%	7.25%	06/2022	11,114	10,876	1.3	11,114
EGD Security Systems, LLC	One stop	L + 6.25%	7.25%	06/2022	98	96	—	98
EGD Security Systems, LLC(4)	One stop	L + 6.25%	N/A (5)	06/2022	—	(2)	—	—
HealthcareSource HR, Inc.	One stop	L + 6.75%	7.75%	05/2020	17,724	17,416	2.0	17,724
HealthcareSource HR, Inc.(4)	One stop	L + 6.75%	N/A (5)	05/2020	—	(1)	—	—
Host Analytics, Inc.	One stop	N/A	8.50% cash/ 2.25% PIK	02/2020	3,028	2,978	0.3	3,005
Host Analytics, Inc.	One stop	N/A	8.50% cash/ 2.25% PIK	08/2021	2,552	2,530	0.3	2,533
Host Analytics, Inc.(4)	One stop	N/A	N/A (5)	02/2020	—	(8)	—	(6)
III US Holdings, LLC#	One stop	L + 6.00%	7.00%	09/2022	5,510	5,400	0.6	5,400
III US Holdings, LLC(4)	One stop	L + 6.00%	N/A (5)	09/2022	—	(1)	—	(1)
Integration Appliance, Inc.*ˆ	One stop	L + 8.25%	9.50%	09/2020	16,123	15,986	1.8	16,123
Integration Appliance, Inc.	One stop	L + 8.25%	9.50%	09/2020	7,914	7,771	0.9	7,914
Integration Appliance, Inc.	One stop	L + 8.25%	9.50%	09/2020	5,396	5,307	0.6	5,396
Integration Appliance, Inc.*	One stop	L + 8.25%	9.50%	09/2020	719	709	0.1	719
Integration Appliance, Inc.(4)	One stop	L + 8.25%	N/A (5)	09/2018	—	(8)	—	—
Jensen Hughes, Inc.#	Senior loan	L + 5.00%	6.00%	12/2021	156	155	—	156
Netsmart Technologies, Inc.#	Senior loan	L + 4.75%	5.75%	04/2023	1,772	1,755	0.2	1,783
Netsmart Technologies, Inc.(4)	Senior loan	L + 4.75%	N/A (5)	01/1900	—	(9)	—	—
Project Alpha Intermediate Holding, Inc.*#	One stop	L + 8.25%	9.25%	08/2022	17,257	16,749	1.9	16,912
PT Intermediate Holdings III, LLC	One stop	L + 6.50%	7.50%	06/2022	22,250	21,719	2.5	22,250
PT Intermediate Holdings III, LLC	One stop	P + 5.50%	9.00%	06/2022	25	21	—	25

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount	Amoritzed Cost	Percentage of Net Assets	Fair Value
Diversified Conglomerate Service – (continued)
Secure-24, LLC*	One stop	L + 6.00%	7.25%	08/2017	$9,777	$9,723	1.1%	$9,777
Secure-24, LLCˆ	One stop	L + 6.00%	7.25%	08/2017	1,430	1,424	0.2	1,430
Secure-24, LLC(4)	One stop	L + 6.00%	N/A (5)	08/2017	—	(1)	—	—
Severin Acquisition, LLCˆ	Senior loan	L + 5.38%	6.38%	07/2021	892	884	0.1	905
Severin Acquisition, LLCˆ	Senior loan	L + 5.00%	6.00%	07/2021	794	788	0.1	794
Severin Acquisition, LLCˆ	Senior loan	L + 5.38%	6.38%	07/2021	607	601	0.1	616
Severin Acquisition, LLCˆ	Senior loan	L + 4.88%	5.88%	07/2021	196	194	—	195
Source Medical Solutions, Inc.	Second lien	L + 11.00%	9.00% cash/ 3.00% PIK	03/2018	9,475	9,340	1.1	9,475
Steelwedge Software, Inc.ˆ	One stop	L + 10.00%	9.00% cash/ 2.00% PIK	09/2020	2,197	2,109	0.2	2,197
Steelwedge Software, Inc.	One stop	L + 8.00%	N/A (5)	09/2020	—	—	—	—
TA MHI Buyer, Inc.ˆ	One stop	L + 6.50%	7.50%	09/2021	8,232	8,172	0.9	8,232
TA MHI Buyer, Inc.*	One stop	L + 6.50%	7.50%	09/2021	1,281	1,269	0.2	1,281
TA MHI Buyer, Inc.ˆ	One stop	L + 6.50%	7.50%	09/2021	666	659	0.1	666
TA MHI Buyer, Inc.ˆ	One stop	L + 6.50%	7.50%	09/2021	237	235	—	237
TA MHI Buyer, Inc.	One stop	L + 6.50%	N/A (5)	09/2021	—	—	—	—
Trintech, Inc. *ˆ#	One stop	L + 6.00%	7.00%	10/2021	10,959	10,841	1.3	10,959
Trintech, Inc.(4)	One stop	L + 6.00%	N/A (5)	10/2021	—	(1)	—	—
Vendavo, Inc.	One stop	L + 8.50%	9.50%	10/2019	17,982	17,717	2.0	17,672
Vendavo, Inc.(4)	One stop	L + 8.50%	N/A (5)	10/2019	—	(9)	—	(25)
Vendor Credentialing Service LLC	One stop	L + 6.00%	7.00%	11/2021	10,194	9,970	1.2	10,194
Vendor Credentialing Service LLC(4)	One stop	L + 6.00%	N/A (5)	11/2021	—	(1)	—	—
Vitalyst, LLC	Senior loan	L + 5.25%	6.50%	09/2017	1,385	1,381	0.2	1,385
Vitalyst, LLC(4)	Senior loan	L + 4.25%	N/A (5)	09/2017	—	—	—	(2)
Workforce Software, LLCˆ	One stop	L + 10.50%	4.50% cash/ 7.00% PIK	06/2021	5,039	5,004	0.6	5,001
Workforce Software, LLC	One stop	L + 3.50%	N/A (5)	06/2021	—	—	—	—
Xmatters, Inc. and Alarmpoint, Inc.	One stop	L + 8.50%	9.50%	08/2021	4,629	4,563	0.5	4,594
Xmatters, Inc. and Alarmpoint, Inc.	One stop	L + 8.50%	N/A (5)	08/2021	—	—	—	—
					271,121	266,919	30.7	270,028
Ecological
Pace Analytical Services, LLC	One stop	L + 6.25%	7.25%	09/2022	15,500	15,074	1.7	15,345
Pace Analytical Services, LLC(4)	One stop	L + 6.25%	N/A (5)	09/2022	—	(2)	—	(1)
Pace Analytical Services, LLC(4)	One stop	L + 6.25%	N/A (5)	09/2022	—	(6)	—	(3)
					15,500	15,066	1.7	15,341
Electronics
Appriss Holdings, Inc.*#	Senior loan	L + 5.25%	6.25%	11/2020	15,451	15,268	1.7	15,451
Appriss Holdings, Inc.	Senior loan	L + 5.25%	6.25%	11/2020	800	770	0.1	800
Compusearch Software Holdings, Inc.ˆ	Senior loan	L + 4.25%	5.25%	05/2021	1,308	1,305	0.1	1,308
Diligent Corporation*	One stop	L + 6.75%	7.75%	04/2022	4,888	4,786	0.6	4,888
Diligent Corporation(4)	One stop	L + 6.75%	N/A (5)	04/2022	—	(2)	—	—
ECI Acquisition Holdings, Inc.*ˆ#	One stop	L + 6.25%	7.25%	03/2019	21,668	21,467	2.5	21,668
ECI Acquisition Holdings, Inc.*	One stop	L + 6.25%	7.25%	03/2019	1,403	1,390	0.2	1,403
ECI Acquisition Holdings, Inc.(4)	One stop	L + 6.25%	N/A (5)	03/2019	—	(9)	—	—
Gamma Technologies, LLCˆ#	One stop	L + 5.00%	6.00%	06/2021	18,001	17,859	2.0	18,001
Gamma Technologies, LLC(4)	One stop	L + 5.00%	N/A (5)	06/2021	—	(1)	—	—
Park Place Technologies LLC*#	One stop	L + 5.25%	6.25%	06/2022	12,466	12,301	1.4	12,466
Park Place Technologies LLC	One stop	L + 5.25%	6.25%	06/2022	100	98	—	100
Sloan Company, Inc., The#	One stop	L + 7.25%	8.25%	04/2020	7,513	7,411	0.8	7,138

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount	Amoritzed Cost	Percentage of Net Assets	Fair Value
Electronics – (continued)
Sloan Company, Inc., The	One stop	L + 7.25%	8.25%	04/2020	$6	$5	—%	$4
Sovos Compliance*ˆ	One stop	L + 7.25%	8.25%	03/2022	9,423	9,247	1.1	9,234
Sovos Compliance(4)	One stop	L + 7.25%	N/A (5)	03/2022	—	(1)	—	(1)
Sparta Holding Corporation*ˆ#	One stop	L + 5.50%	6.50%	07/2020	22,309	22,131	2.5	22,309
Sparta Holding Corporation(4)	One stop	L + 5.50%	N/A (5)	07/2020	—	(24)	—	—
Syncsort Incorporated*ˆ#	One stop	L + 5.50%	6.50%	11/2021	16,609	16,325	1.9	16,609
Syncsort Incorporated(4)	One stop	L + 5.50%	N/A (5)	11/2021	—	(2)	—	—
Systems Maintenance Services Holding, Inc.ˆ	Senior loan	L + 4.00%	5.00%	10/2019	2,603	2,597	0.3	2,603
Watchfire Enterprises, Inc.	Second lien	L + 8.00%	9.00%	10/2021	9,434	9,274	1.1	9,434
					143,982	142,195	16.3	143,415
Grocery
MyWebGrocer, Inc.*	One stop	L + 8.75%	10.00%	05/2017	14,271	14,190	1.6	14,271
Teasdale Quality Foods, Inc.#	Senior loan	L + 4.75%	5.77%	10/2020	726	712	0.1	735
Teasdale Quality Foods, Inc.#	Senior loan	L + 4.75%	5.77%	10/2020	543	538	0.1	551
					15,540	15,440	1.8	15,557
Healthcare, Education and Childcare
Active Day, Inc.	One stop	L + 6.00%	7.00%	12/2021	13,538	13,216	1.5	13,538
Active Day, Inc.(4)	One stop	L + 6.00%	N/A (5)	12/2021	—	(1)	—	—
Active Day, Inc.(4)	One stop	L + 6.00%	N/A (5)	12/2021	—	(37)	—	—
ADCS Clinics Intermediate Holdings, LLC	One stop	L + 5.75%	6.75%	05/2022	21,496	20,891	2.4	21,496
ADCS Clinics Intermediate Holdings, LLC	One stop	L + 5.75%	6.75%	05/2022	109	107	—	109
ADCS Clinics Intermediate Holdings, LLC	One stop	L + 5.75%	6.75%	05/2022	32	32	—	32
ADCS Clinics Intermediate Holdings, LLC	One stop	P + 4.75%	8.25%	05/2022	27	26	—	27
ADCS Clinics Intermediate Holdings, LLC(4)	One stop	L + 5.75%	N/A (5)	05/2022	—	(4)	—	—
Agilitas USA, Inc.ˆ	Senior loan	L + 4.00%	5.00%	10/2020	2,125	2,110	0.2	2,040
Aris Teleradiology Company, LLC*	Senior loan	L + 4.75%	5.75%	03/2021	941	933	0.1	941
Aris Teleradiology Company, LLC	Senior loan	L + 4.75%	N/A (5)	03/2021	—	—	—	—
Avalign Technologies, Inc.ˆ	Senior loan	L + 4.50%	5.50%	07/2021	1,136	1,132	0.1	1,136
BIORECLAMATIONIVT, LLC *ˆ#	One stop	L + 6.25%	7.25%	01/2021	14,392	14,177	1.6	14,392
BIORECLAMATIONIVT, LLC(4)	One stop	L + 6.25%	N/A (5)	01/2021	—	(1)	—	—
California Cryobank, LLCˆ	One stop	L + 5.50%	6.50%	08/2019	1,550	1,542	0.2	1,550
California Cryobank, LLC	One stop	L + 5.50%	6.50%	08/2019	234	234	—	234
California Cryobank, LLC(4)	One stop	L + 5.50%	N/A (5)	08/2019	—	(1)	—	—
Certara L.P.*ˆ#	One stop	L + 6.25%	7.25%	12/2018	29,063	28,870	3.3	29,063
Certara L.P.(4)	One stop	L + 6.25%	N/A (5)	12/2018	—	(10)	—	—
CLP Healthcare Services, Inc.ˆ	Senior loan	L + 5.25%	6.25%	12/2020	3,964	3,928	0.5	3,964
CPI Buyer, LLC (Cole-Parmer)*ˆ	Senior loan	L + 4.50%	5.50%	08/2021	7,740	7,522	0.9	7,702
Curo Health Services LLC#	Senior loan	L + 5.50%	6.50%	02/2022	1,970	1,955	0.2	1,976
DCA Investment Holding, LLC*ˆ#	One stop	L + 5.25%	6.25%	07/2021	18,968	18,634	2.2	18,968
DCA Investment Holding, LLC*ˆ#	One stop	L + 5.25%	6.25%	07/2021	13,604	13,460	1.5	13,604
DCA Investment Holding, LLC	One stop	P + 4.25%	7.75%	07/2021	1,340	1,325	0.2	1,340
Deca Dental Management LLC*ˆ	One stop	L + 6.25%	7.25%	07/2020	4,146	4,100	0.5	4,146
Deca Dental Management LLC	One stop	L + 6.25%	7.25%	07/2020	504	496	0.1	504
Deca Dental Management LLC	One stop	L + 6.25%	7.25%	07/2020	50	49	—	50
Delta Educational Systems*(6)	Senior loan	P + 4.75%	8.25%	12/2016	1,438	1,433	—	216

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount	Amoritzed Cost	Percentage of Net Assets	Fair Value
Healthcare, Education and Childcare – (continued)
Delta Educational Systems(4)(6)	Senior loan	L + 6.00%	N/A (5)	12/2016	$—	$—	—%	$(60)
Dental Holdings Corporation	One stop	L + 5.50%	6.50%	02/2020	7,599	7,480	0.9	7,599
Dental Holdings Corporation	One stop	L + 5.50%	6.50%	02/2020	1,155	1,143	0.1	1,155
Dental Holdings Corporation	One stop	P + 4.25%	7.75%	02/2020	213	204	—	213
eSolutions, Inc.	One stop	L + 6.50%	7.50%	03/2022	12,866	12,605	1.5	12,866
eSolutions, Inc.(4)	One stop	L + 6.50%	N/A (5)	03/2022	—	(1)	—	—
G & H Wire Company, Inc.*ˆ	One stop	L + 5.75%	6.75%	12/2017	13,157	13,112	1.5	13,157
G & H Wire Company, Inc.	One stop	P + 4.50%	8.00%	12/2017	357	355	—	357
Joerns Healthcare, LLC*ˆ	One stop	L + 5.00%	6.00%	05/2020	3,838	3,802	0.4	3,647
Katena Holdings, Inc.ˆ	One stop	L + 6.25%	7.25%	06/2021	8,699	8,627	1.0	8,699
Katena Holdings, Inc.	One stop	P + 5.25%	8.75%	06/2021	850	843	0.1	850
Katena Holdings, Inc.	One stop	P + 5.25%	8.75%	06/2021	13	12	—	13
Lombart Brothers, Inc.	One stop	L + 6.75%	7.75%	04/2022	3,508	3,411	0.4	3,508
Lombart Brothers, Inc.	One stop	L + 6.75%	7.75%	04/2022	8	7	—	8
Maverick Healthcare Group, LLC*	Senior loan	L + 7.50%	7.25% cash/ 2.00% PIK	04/2017	1,921	1,915	0.2	1,921
Northwestern Management Services, LLC (Sage Dental)	One stop	L + 5.25%	6.50%	10/2019	72	71	—	71
Northwestern Management Services, LLC (Sage Dental)	One stop	P + 4.00%	7.50%	10/2019	17	16	—	16
Northwestern Management Services, LLC (Sage Dental)(4)	One stop	L + 5.25%	N/A (5)	10/2019	—	(2)	—	(3)
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.50%	7.50%	05/2022	8,605	8,369	1.0	8,605
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.50%	7.50%	05/2022	58	57	—	58
Oliver Street Dermatology Holdings, LLC(4)	One stop	L + 6.50%	N/A (5)	05/2022	—	(3)	—	—
Pinnacle Treatment Centers, Inc.	One stop	L + 6.25%	7.25%	08/2021	10,081	9,812	1.1	9,980
Pinnacle Treatment Centers, Inc.	One stop	P + 5.00%	8.50%	08/2021	5	3	—	4
Pinnacle Treatment Centers, Inc.(4)	One stop	L + 6.25%	N/A (5)	08/2021	—	(3)	—	(1)
PPT Management, LLC#	One stop	L + 5.00%	6.00%	04/2020	4,179	4,143	0.5	4,179
PPT Management, LLC	One stop	L + 5.00%	6.00%	04/2020	137	136	—	137
PPT Management, LLC(4)	One stop	L + 5.00%	N/A (5)	04/2020	—	(1)	—	—
Premise Health Holding Corp.#	One stop	L + 4.50%	5.50%	06/2020	14,963	14,881	1.7	14,963
Premise Health Holding Corp.(4)	One stop	L + 4.50%	N/A (5)	06/2020	—	(16)	—	—
Pyramid Healthcare, Inc.#	One stop	L + 5.75%	6.75%	08/2019	1,484	1,471	0.2	1,484
Radiology Partners, Inc.#	One stop	L + 5.50%	6.50%	09/2020	22,570	22,295	2.6	22,344
Radiology Partners, Inc.	One stop	L + 5.50%	6.50%	09/2020	708	708	0.1	701
Radiology Partners, Inc.(4)	One stop	L + 5.50%	N/A (5)	09/2020	—	(4)	—	(4)
Radiology Partners, Inc.(4)	One stop	L + 5.50%	N/A (5)	09/2020	—	(18)	—	(8)
Reliant Pro ReHab, LLC*	Senior loan	L + 5.00%	6.00%	12/2017	2,548	2,533	0.3	2,548
Reliant Pro ReHab, LLC	Senior loan	P + 4.00%	7.50%	12/2017	59	54	—	59
RXH Buyer Corporation*ˆ	One stop	L + 5.75%	6.75%	09/2021	17,435	17,148	1.9	16,738
RXH Buyer Corporation	One stop	L + 5.75%	6.75%	09/2021	1,973	1,940	0.2	1,894
RXH Buyer Corporation	One stop	P + 4.75%	8.25%	09/2021	35	32	—	27
RXH Buyer Corporation(4)	One stop	L + 5.75%	N/A (5)	09/2021	—	(14)	—	(34)
Southern Anesthesia and Surgical	One stop	L + 5.50%	6.50%	11/2017	5,537	5,502	0.6	5,537
Southern Anesthesia and Surgicalˆ	One stop	L + 5.50%	6.50%	11/2017	2,715	2,701	0.3	2,715
Southern Anesthesia and Surgical(4)	One stop	L + 5.50%	N/A (5)	11/2017	—	(3)	—	—
Spear Education, LLC#	One stop	L + 6.00%	7.00%	08/2019	4,732	4,697	0.5	4,732
Spear Education, LLC	One stop	L + 6.00%	7.00%	08/2019	76	76	—	76

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount	Amoritzed Cost	Percentage of Net Assets	Fair Value
Healthcare, Education and Childcare – (continued)
Spear Education, LLC	One stop	L + 6.00%	N/A (5)	08/2019	$—	$—	—%	$—
Summit Behavioral Holdings I, LLC*	One stop	L + 5.00%	6.00%	06/2021	4,382	4,330	0.5	4,382
Summit Behavioral Holdings I, LLC(4)	One stop	L + 5.00%	N/A (5)	06/2021	—	(1)	—	—
Summit Behavioral Holdings I, LLC(4)	One stop	L + 5.00%	N/A (5)	06/2021	—	(2)	—	—
Surgical Information Systems, LLCˆ	Senior loan	L + 3.00%	4.50%	09/2018	1,701	1,699	0.2	1,701
U.S. Anesthesia Partners, Inc.#	One stop	L + 5.00%	6.12%	12/2019	5,882	5,864	0.7	5,882
WIRB-Copernicus Group, Inc.*ˆ	Senior loan	L + 5.00%	6.00%	08/2022	9,912	9,815	1.1	9,812
WIRB-Copernicus Group, Inc.(4)	Senior loan	L + 5.00%	N/A (5)	08/2022	—	(1)	—	(1)
Young Innovations, Inc.*#	Senior loan	L + 4.25%	5.25%	01/2019	1,733	1,725	0.2	1,739
Young Innovations, Inc.*	Senior loan	L + 4.75%	5.75%	01/2019	304	299	0.1	308
Young Innovations, Inc.	Senior loan	P + 3.25%	6.75%	01/2018	34	34	—	33
					314,488	309,976	35.4	311,635
Home and Office Furnishings, Housewares, and Durable Consumer
Plano Molding Company, LLC*ˆ#	One stop	L + 6.50%	7.50%	05/2021	17,934	17,796	1.9	16,498
Hotels, Motels, Inns, and Gaming
Aimbridge Hospitality, LLCˆ	Senior loan	L + 4.50%	5.75%	10/2018	815	804	0.1	815
Insurance
Captive Resources Midco, LLC*ˆ#	One stop	L + 5.75%	6.75%	06/2020	26,127	25,876	3.0	26,127
Captive Resources Midco, LLC(4)	One stop	L + 5.75%	N/A (5)	06/2020	—	(16)	—	—
Captive Resources Midco, LLC(4)	One stop	L + 5.75%	N/A (5)	06/2020	—	(17)	—	—
Higginbotham Insurance Agency, Inc.*	Senior loan	L + 5.25%	6.25%	11/2021	1,301	1,290	0.1	1,303
Internet Pipeline, Inc.	One stop	L + 7.25%	8.25%	08/2022	4,910	4,797	0.6	4,910
Internet Pipeline, Inc.(4)	One stop	L + 7.25%	N/A (5)	08/2021	—	(1)	—	—
RSC Acquisition, Inc.#	Senior loan	L + 5.25%	6.25%	11/2022	629	624	0.1	629
					32,967	32,553	3.8	32,969
Leisure, Amusement, Motion Pictures and Entertainment
NFD Operating, LLC*	One stop	L + 7.00%	8.25%	06/2021	2,349	2,315	0.3	2,349
NFD Operating, LLC	One stop	L + 7.00%	N/A (5)	06/2021	—	—	—	—
NFD Operating, LLC(4)	One stop	L + 7.00%	N/A (5)	06/2021	—	(1)	—	—
Self Esteem Brands, LLCˆ	Senior loan	L + 4.00%	5.00%	02/2020	2,934	2,924	0.3	2,934
Self Esteem Brands, LLC(4)	Senior loan	L + 4.00%	N/A (5)	02/2020	—	(3)	—	—
Teaching Company, The	One stop	L + 6.25%	7.25%	08/2020	18,926	18,705	2.2	18,926
Teaching Company, The	One stop	L + 6.25%	7.25%	08/2020	40	39	—	40
Titan Fitness, LLC*	One stop	L + 6.50%	7.75%	09/2019	13,223	13,070	1.5	13,223
Titan Fitness, LLC	One stop	L + 6.50%	7.75%	09/2019	1,747	1,733	0.2	1,747
Titan Fitness, LLC	One stop	L + 6.50%	7.75%	09/2019	582	546	0.1	582
Titan Fitness, LLC	One stop	P + 5.25%	8.75%	09/2019	419	406	—	419
					40,220	39,734	4.6	40,220
Mining, Steel, Iron and Non-Precious Metals
Benetech, Inc.*	One stop	L + 9.00%	10.25%	10/2017	4,425	4,413	0.4	3,894
Benetech, Inc.	One stop	P + 7.75%	11.25%	10/2017	152	149	—	20
					4,577	4,562	0.4	3,914

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount	Amoritzed Cost	Percentage of Net Assets	Fair Value
Oil and Gas
Drilling Info, Inc.ˆ#(9)	One stop	L + 5.50%	6.50%	06/2020	$1,806	$1,782	0.2%	$1,792
Drilling Info, Inc.(9)	One stop	L + 5.50%	6.50%	06/2020	516	506	0.1	513
Drilling Info, Inc.(4)(9)	One stop	L + 5.50%	N/A (5)	06/2020	—	(1)	—	—
					2,322	2,287	0.3	2,305
Personal and Non-Durable Consumer Products
Georgica Pine Clothiers, LLC	One Stop	L + 5.50%	6.50%	11/2021	5,736	5,638	0.7	5,736
Georgica Pine Clothiers, LLCˆ	One Stop	L + 5.50%	6.50%	11/2021	500	495	0.1	500
Georgica Pine Clothiers, LLC(4)	One Stop	L + 5.50%	N/A (5)	11/2021	—	(1)	—	—
Massage Envy, LLC*	One Stop	L + 7.25%	8.50%	09/2018	15,151	15,025	1.7	15,151
Massage Envy, LLC(4)	One Stop	L + 7.25%	N/A (5)	09/2018	—	(6)	—	—
Orthotics Holdings, Inc*#	One Stop	L + 5.00%	6.00%	02/2020	8,375	8,303	0.9	7,956
Orthotics Holdings, Inc*#(7)	One Stop	L + 5.00%	6.00%	02/2020	1,373	1,361	0.1	1,304
Orthotics Holdings, Inc	One Stop	L + 5.00%	6.00%	02/2020	139	129	—	77
Orthotics Holdings, Inc(4)	One Stop	L + 5.00%	N/A (5)	02/2020	—	(12)	—	(70)
Orthotics Holdings, Inc(4)(7)	One Stop	L + 5.00%	N/A (5)	02/2020	—	(1)	—	(7)
Team Technologies Acquisition Companyˆ	Senior loan	L + 5.00%	6.25%	12/2017	4,660	4,644	0.5	4,613
Team Technologies Acquisition Company#	Senior loan	L + 5.50%	6.75%	12/2017	859	854	0.1	857
Team Technologies Acquisition Company(4)	Senior loan	L + 5.00%	N/A (5)	12/2017	—	(1)	—	(3)
					36,793	36,428	4.1	36,114
Personal and Non-Durable Consumer Products
Community Veterinary Partners, LLC	One stop	L + 5.50%	6.50%	10/2021	16	16	—	16
Focus Brands Inc.*ˆ	Second lien	L + 9.00%	10.25%	08/2018	9,000	8,965	1.0	9,000
Ignite Restaurant Group, Inc (Joe's Crab Shack)ˆ	One stop	L + 7.00%	8.00%	02/2019	4,322	4,286	0.5	4,236
PetVet Care Centers LLCˆ	Senior loan	L + 4.75%	5.75%	12/2020	5,837	5,753	0.7	5,837
PetVet Care Centers LLCˆ	Senior loan	L + 4.75%	5.75%	12/2020	1,219	1,203	0.1	1,219
PetVet Care Centers LLC(4)	Senior loan	L + 4.75%	N/A (5)	12/2019	—	(9)	—	—
Vetcor Professional Practices LLC*ˆ#	One stop	L + 6.25%	7.25%	04/2021	29,043	28,526	3.3	29,043
Vetcor Professional Practices LLC*	One stop	L + 6.25%	7.25%	04/2021	966	956	0.1	966
Vetcor Professional Practices LLC	One stop	L + 6.25%	7.25%	04/2021	550	501	0.1	550
Vetcor Professional Practices LLC#	One stop	L + 6.25%	7.25%	04/2021	288	285	—	288
Vetcor Professional Practices LLC	One stop	L + 6.25%	7.25%	04/2021	236	234	—	236
Vetcor Professional Practices LLC(4)	One stop	L + 6.25%	N/A (5)	04/2021	—	(16)	—	—
Vetcor Professional Practices LLC(4)	One stop	L + 6.25%	N/A (5)	04/2021	—	(4)	—	—
Veterinary Specialists of North America, LLC*ˆ	One stop	L + 5.25%	6.25%	07/2021	6,101	6,029	0.7	6,041
Veterinary Specialists of North America, LLC	One stop	L + 5.25%	6.25%	07/2021	64	63	—	63
Veterinary Specialists of North America, LLC(4)	One stop	L + 5.25%	N/A (5)	07/2021	—	(3)	—	(3)
Veterinary Specialists of North America, LLC(4)	One stop	L + 5.25%	N/A (5)	07/2021	—	(18)	—	(13)
Wetzel's Pretzels, LLC	One stop	L + 6.75%	7.75%	09/2021	7,064	6,873	0.8	6,993
Wetzel's Pretzels, LLC(4)	One stop	L + 6.75%	N/A (5)	09/2021	—	(1)	—	—
					64,706	63,639	7.3	64,472

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount	Amoritzed Cost	Percentage of Net Assets	Fair Value
Printing and Publishing
Brandmuscle, Inc.#	Senior loan	L + 5.00%	6.00%	12/2021	$631	$624	0.1%	$636
Market Track, LLC*ˆ#	One stop	L + 7.00%	8.00%	10/2019	28,603	28,354	3.3	28,603
Market Track, LLC*	One stop	L + 7.00%	8.00%	10/2019	2,175	2,156	0.2	2,175
Market Track, LLC#	One stop	L + 7.00%	8.00%	10/2019	2,141	2,126	0.2	2,141
Market Track, LLC	One stop	L + 7.00%	8.00%	10/2019	1,353	1,334	0.2	1,353
Market Track, LLC	One stop	L + 7.00%	8.00%	10/2019	1,284	1,278	0.1	1,284
Marketo, Inc.	One stop	L + 9.50%	10.50%	08/2021	9,940	9,649	1.1	9,791
Marketo, Inc.(4)	One stop	L + 9.50%	N/A (5)	08/2021	—	(2)	—	(1)
					46,127	45,519	5.2	45,982
Retail Stores
Batteries Plus Holding Corporation	One stop	L + 6.75%	7.75%	07/2022	13,860	13,516	1.6	13,791
Batteries Plus Holding Corporation(4)	One stop	L + 6.75%	N/A (5)	07/2022	—	(2)	—	(1)
CVS Holdings I, LP*ˆ#	One stop	L + 6.25%	7.25%	08/2021	22,283	21,920	2.5	21,948
CVS Holdings I, LP*	One stop	L + 6.25%	7.25%	08/2021	321	315	—	316
CVS Holdings I, LP(4)	One stop	L + 6.25%	N/A (5)	08/2020	—	(3)	—	(3)
CVS Holdings I, LP(4)	One stop	L + 6.25%	N/A (5)	08/2021	—	(8)	—	(6)
Cycle Gear, Inc.ˆ	One stop	L + 6.50%	7.50%	01/2020	10,533	10,379	1.2	10,533
Cycle Gear, Inc.(4)	One stop	L + 6.50%	N/A (5)	01/2020	—	(17)	—	—
Cycle Gear, Inc.(4)	One stop	L + 6.50%	N/A (5)	01/2020	—	(9)	—	—
DTLR, Inc.*ˆ	One stop	L + 6.50%	7.50%	10/2020	11,394	11,303	1.3	11,394
Elite Sportswear, L.P.	Senior loan	L + 5.00%	6.00%	03/2020	2,821	2,781	0.3	2,814
Elite Sportswear, L.P.	Senior loan	L + 5.25%	6.25%	03/2020	1,451	1,431	0.2	1,458
Elite Sportswear, L.P.	Senior loan	L + 5.25%	6.25%	03/2020	220	216	—	221
Elite Sportswear, L.P.	Senior loan	P + 3.75%	7.25%	03/2020	117	112	—	116
Express Oil Change, LLC	Senior loan	L + 5.00%	6.01%	12/2017	1,210	1,197	0.1	1,210
Express Oil Change, LLCˆ	Senior loan	L + 5.00%	6.00%	12/2017	473	470	0.1	473
Feeders Supply Company, LLC	One stop	L + 5.75%	6.75%	04/2021	4,298	4,211	0.5	4,298
Feeders Supply Company, LLC	Subordinated debt	N/A	12.50% cash/ 7.00% PIK	04/2021	43	43	—	43
Feeders Supply Company, LLC(4)	One stop	L + 5.75%	N/A (5)	04/2021	—	(1)	—	—
Marshall Retail Group, LLC, Theˆ#	One stop	L + 6.00%	7.00%	08/2020	12,207	12,107	1.3	11,474
Marshall Retail Group, LLC, The	One stop	L + 6.00%	7.00%	08/2019	410	392	—	278
Mills Fleet Farm Group LLC*ˆ	One stop	L + 5.50%	6.50%	02/2022	4,776	4,641	0.5	4,776
Paper Source, Inc.*ˆ#	One stop	L + 6.25%	7.25%	09/2018	12,757	12,679	1.5	12,757
Paper Source, Inc.	One stop	L + 6.25%	7.25%	09/2018	1,694	1,680	0.2	1,694
Paper Source, Inc.	One stop	P + 5.00%	8.50%	09/2018	339	331	—	339
Pet Holdings ULC*ˆ(7)(8)	One stop	L + 5.50%	6.50%	07/2022	14,775	14,491	1.7	14,627
Pet Holdings ULC(7)(8)	One stop	P + 4.50%	8.00%	07/2022	37	35	—	36
Pet Holdings ULC(4)(7)(8)	One stop	L + 5.50%	N/A (5)	07/2022	—	(1)	—	(1)
Sneaker Villa, Inc.*ˆ	One stop	L + 7.75%	8.75%	12/2020	12,467	12,361	1.4	12,467
					128,486	126,570	14.4	127,052
Telecommunications
Arise Virtual Solutions, Inc.ˆ	One stop	L + 6.50%	7.75%	12/2018	1,382	1,373	0.2	1,313
Arise Virtual Solutions, Inc.(4)	One stop	L + 6.50%	N/A (5)	12/2018	—	(1)	—	(4)
Hosting.com Inc.*	Senior loan	L + 4.50%	5.75%	12/2017	720	717	0.1	720
Hosting.com Inc.	Senior loan	L + 4.50%	5.75%	12/2017	82	81	—	82
					2,184	2,170	0.3	2,111

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)		Maturity Date	Principal/Par Amount	Amoritzed Cost	Percentage of Net Assets	Fair Value
Textile and Leather
SHO Holding I Corporation*	Senior loan	L + 5.00%	6.00%		10/2022	$2,062	$2,016	0.2%	$2,062
SHO Holding I Corporation(4)	Senior loan	L + 4.00%	N/A	(5)	10/2021	—	(1)	—	(1)
						2,062	2,015	0.2	2,061
Utilities
Arcos, LLC	One stop	L + 6.50%	7.50%		02/2021	4,014	3,944	0.5	4,014
Arcos, LLC	One stop	L + 6.50%	N/A	(5)	02/2021	—	—	—	—
PowerPlan Holdings, Inc.*#	Senior loan	L + 4.75%	5.75%		02/2022	6,790	6,699	0.8	6,790
PowerPlan Holdings, Inc.(4)	Senior loan	L + 4.75%	N/A	(5)	02/2021	—	(6)	—	—
						10,804	10,637	1.3	10,804
Total non-controlled/non-affiliate company debt investments						$1,505,637	$1,485,448	169.2%	$1,487,093
Equity Investments(10)(11)
Aerospace and Defense
NTS Technical Systems	Common stock	N/A	N/A		N/A	$2	$1,506	0.2%	$1,317
Tresys Technology Holdings, Inc.	Common stock	N/A	N/A		N/A	295	295	—	—
Whitcraft LLC	Warrant	N/A	N/A		N/A	—	—	—	232
Whitcraft LLC	Preferred stock B	N/A	N/A		N/A	1	670	0.1	1,194
							2,471	0.3	2,743
Automobile
K&N Engineering, Inc.	Preferred stock A	N/A	N/A		N/A	—	—	—	27
K&N Engineering, Inc.	Preferred stock B	N/A	N/A		N/A	—	—	—	27
K&N Engineering, Inc.	Common stock	N/A	N/A		N/A	—	—	—	213
Polk Acquisition Corp.	LP interest	N/A	N/A		N/A	1	144	0.1	144
							144	0.1	411
Beverage, Food and Tobacco
Atkins Nutritionals, Inc	LLC interest	N/A	N/A		N/A	57	746	0.3	2,630
Benihana, Inc.	LLC units	N/A	N/A		N/A	43	699	0.1	501
C. J. Foods, Inc.	Preferred stock	N/A	N/A		N/A	—	157	—	309
First Watch Restaurants, Inc.	Common stock	N/A	N/A		N/A	9	964	0.2	1,712
Hopdoddy Holdings, LLC	LLC interest	N/A	N/A		N/A	27	130	—	50
Hopdoddy Holdings, LLC	LLC interest	N/A	N/A		N/A	12	36	—	14
Julio & Sons Company	LLC interest	N/A	N/A		N/A	521	521	0.1	801
Purfoods, LLC	LLC interest	N/A	N/A		N/A	381	381	—	381
Richelieu Foods, Inc.	LP interest	N/A	N/A		N/A	220	220	0.1	588
Rubio's Restaurants, Inc.	Preferred stock A	N/A	N/A		N/A	2	945	0.3	2,625
Tate's Bake Shop, Inc.	LP interest	N/A	N/A		N/A	462	428	0.1	483
Uinta Brewing Company	LP interest	N/A	N/A		N/A	462	462	—	—
							5,689	1.2	10,094
Buildings and Real Estate
Brooks Equipment Company, LLC	Common stock	N/A	N/A		N/A	10	1,021	0.1	1,248
Chemicals, Plastics and Rubber
Flexan, LLC	Preferred stock	N/A	N/A		N/A	—	73	—	75
Flexan, LLC	Common stock	N/A	N/A		N/A	1	—	—	—
							73	—	75

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount	Amoritzed Cost	Percentage of Net Assets	Fair Value
Diversified Conglomerate Manufacturing
Chase Industries, Inc.	LLC units	N/A	N/A	N/A	$1	$1,186	0.2%	$1,666
Inventus Power, Inc	Preferred stock	N/A	N/A	N/A	—	370	—	137
Inventus Power, Inc	Common stock	N/A	N/A	N/A	—	—	—	—
Reladyne, Inc.	LP interest	N/A	N/A	N/A	—	249	—	249
Sunless Merger Sub, Inc.	LP interest	N/A	N/A	N/A	—	160	—	—
						1,965	0.2	2,052
Diversified Conglomerate Service
Actiance, Inc.	Warrant	N/A	N/A	N/A	344	95	—	99
Agility Recovery Solutions Inc.	Preferred stock	N/A	N/A	N/A	67	341	0.1	610
Bomgar Corporation	Common stock	N/A	N/A	N/A	100	108	—	108
Bomgar Corporation	Common stock	N/A	N/A	N/A	72	1	—	1
DISA Holdings Acquisition Subsidiary Corp.	Common stock	N/A	N/A	N/A	—	154	—	43
HealthcareSource HR, Inc.	LLC interest	N/A	N/A	N/A	—	348	—	323
Host Analytics, Inc.	Warrant	N/A	N/A	N/A	180	—	—	155
Marathon Data Operating Co., LLC	LLC units	N/A	N/A	N/A	1	264	0.1	385
Marathon Data Operating Co., LLC	LLC units	N/A	N/A	N/A	1	264	—	—
Project Alpha Intermediate Holding, Inc.	Common stock	N/A	N/A	N/A	1	417	—	417
Project Alpha Intermediate Holding, Inc.	Common stock	N/A	N/A	N/A	103	4	—	4
Secure-24, LLC	LLC units	N/A	N/A	N/A	263	263	0.1	445
Steelwedge Software, Inc.	Warrant	N/A	N/A	N/A	36,575	76	—	84
TA MHI Buyer, Inc.	Preferred stock	N/A	N/A	N/A	—	202	—	260
Vendavo, Inc.	Preferred stock A	N/A	N/A	N/A	827	827	0.1	852
Vitalyst, LLC	Preferred stock A	N/A	N/A	N/A	—	61	—	44
Vitalyst, LLC	Common stock	N/A	N/A	N/A	1	7	—	—
Workforce Software, LLC	LLC units	N/A	N/A	N/A	308	308	0.1	308
Xmatters, Inc. and Alarmpoint, Inc.	Warrant	N/A	N/A	N/A	40	32	—	32
						3,772	0.5	4,170
Ecological
Pace Analytical Services, LLC	LLC units	N/A	N/A	N/A	2	277	—	277
						277	—	277
Electronics
Diligent Corporation	Preferred stock	N/A	N/A	N/A	83	83	—	83
ECI Acquisition Holdings, Inc.	Common stock	N/A	N/A	N/A	9	873	0.1	1,130
Gamma Technologies, LLC	LLC units	N/A	N/A	N/A	1	134	—	188
SEI, Inc.	LLC units	N/A	N/A	N/A	340	340	—	317
Sloan Company, Inc., The	LLC units	N/A	N/A	N/A	—	122	—	23
Sloan Company, Inc., The	LLC units	N/A	N/A	N/A	1	14	—	—
Sparta Holding Corporation	Common stock	N/A	N/A	N/A	1	567	0.1	688
Sparta Holding Corporation	Common stock	N/A	N/A	N/A	235	6	—	162
Syncsort Incorporated	Preferred stock	N/A	N/A	N/A	90	226	0.1	313
						2,365	0.3	2,904
Grocery
MyWebGrocer, Inc.	LLC units	N/A	N/A	N/A	1,418	1,446	0.2	2,038
MyWebGrocer, Inc.	Preferred stock	N/A	N/A	N/A	71	165	—	267
						1,611	0.2	2,305

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount	Amoritzed Cost	Percentage of Net Assets	Fair Value
Healthcare, Education and Childcare
Active Day, Inc.	LLC interest	N/A	N/A	N/A	$1	$614	0.1%	$706
ADCS Clinics Intermediate Holdings, LLC	Preferred stock	N/A	N/A	N/A	1	579	0.1	579
ADCS Clinics Intermediate Holdings, LLC	Common stock	N/A	N/A	N/A	—	6	—	6
Advanced Pain Management Holdings, Inc.	Preferred stock	N/A	N/A	N/A	8	829	0.1	382
Advanced Pain Management Holdings, Inc.	Common stock	N/A	N/A	N/A	67	67	—	—
Advanced Pain Management Holdings, Inc.	Preferred stock	N/A	N/A	N/A	1	64	—	199
BIORECLAMATIONIVT, LLC	LLC interest	N/A	N/A	N/A	—	365	0.1	399
California Cryobank, LLC	LLC units	N/A	N/A	N/A	—	28	—	31
California Cryobank, LLC	LLC units	N/A	N/A	N/A	—	—	—	—
Certara L.P.	LP interest	N/A	N/A	N/A	—	635	0.1	1,266
DCA Investment Holding, LLC	LLC units	N/A	N/A	N/A	6,386	864	0.1	940
DCA Investment Holding, LLC	LLC units	N/A	N/A	N/A	65	9	—	146
Deca Dental Management LLC	LLC units	N/A	N/A	N/A	357	357	—	392
Dental Holdings Corporation	LLC units	N/A	N/A	N/A	734	775	0.1	925
Encore GC Acquisition, LLC	LLC units	N/A	N/A	N/A	14	182	—	200
Encore GC Acquisition, LLC	LLC units	N/A	N/A	N/A	14	—	—	36
G & H Wire Company, Inc	LP interest	N/A	N/A	N/A	102	102	—	107
Global Healthcare Exchange, LLC	Common stock	N/A	N/A	N/A	—	287	—	289
Global Healthcare Exchange, LLC	Common stock	N/A	N/A	N/A	—	5	0.1	350
IntegraMed America, Inc.	LLC interest	N/A	N/A	N/A	—	458	—	51
IntegraMed America, Inc.	LLC interest	N/A	N/A	N/A	—	417	0.1	404
Katena Holdings, Inc.	LLC units	N/A	N/A	N/A	—	387	0.1	459
Lombart Brothers, Inc.	Common stock	N/A	N/A	N/A	—	106	—	106
Northwestern Management Services, LLC	LLC units	N/A	N/A	N/A	—	249	—	335
Northwestern Management Services, LLC	LLC units	N/A	N/A	N/A	3	3	—	215
Oliver Street Dermatology Holdings, LLC	LLC units	N/A	N/A	N/A	234	234	—	234
Pentec Acquisition Sub, Inc.	Preferred stock	N/A	N/A	N/A	1	116	—	238
Pinnacle Treatment Centers, Inc.	Preferred stock	N/A	N/A	N/A	2	221	—	221
Pinnacle Treatment Centers, Inc.	Common stock	N/A	N/A	N/A	—	2	—	2
Radiology Partners, Inc.	LLC units	N/A	N/A	N/A	43	85	—	149
Reliant Pro ReHab, LLC	Preferred stock A	N/A	N/A	N/A	2	183	0.1	998
RXH Buyer Corporation	LP interest	N/A	N/A	N/A	7	683	0.1	376
Southern Anesthesia and Surgical	LLC units	N/A	N/A	N/A	487	487	0.1	594
Spear Education, LLC	LLC units	N/A	N/A	N/A	—	62	—	65
Spear Education, LLC	LLC units	N/A	N/A	N/A	1	1	—	41
SSH Corporation	Common stock	N/A	N/A	N/A	—	40	—	92
Surgical Information Systems, LLC	Common stock	N/A	N/A	N/A	4	414	0.1	482
U.S. Renal Care, Inc.	LP interest	N/A	N/A	N/A	1	2,665	0.3	2,979
Young Innovations, Inc.	LLC units	N/A	N/A	N/A	—	236	0.1	315
Young Innovations, Inc.	Common stock	N/A	N/A	N/A	2	—	—	343
						12,817	1.8	15,652
Insurance
Captive Resources Midco, LLC	LLC units	N/A	N/A	N/A	1	—	0.1	186
Internet Pipeline, Inc.	Preferred stock	N/A	N/A	N/A	—	98	—	113
Internet Pipeline, Inc.	Common stock	N/A	N/A	N/A	43	1	—	35
						99	0.1	334

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount	Amoritzed Cost	Percentage of Net Assets	Fair Value
Leisure, Amusement, Motion Pictures and Entertainment
LMP TR Holdings, LLC	LLC units	N/A	N/A	N/A	$712	$712	0.1%	$782
Titan Fitness, LLC	LLC units	N/A	N/A	N/A	6	712	0.1	777
						1,424	0.2	1,559
Personal and Non-Durable Consumer Products
C.B. Fleet Company, Incorporated	LLC units	N/A	N/A	N/A	2	134	0.1	270
Georgica Pine Clothiers, LLC	LLC interest	N/A	N/A	N/A	11	106	—	116
Massage Envy, LLC	LLC interest	N/A	N/A	N/A	749	749	0.1	1,149
Team Technologies Acquisition Company	Common stock	N/A	N/A	N/A	—	114	—	246
						1,103	0.2	1,781
Personal, Food and Miscellaneous Services
Community Veterinary Partners, LLC	Common stock	N/A	N/A	N/A	1	114	—	144
R.G. Barry Corporation	Preferred stock	N/A	N/A	N/A	—	161	—	156
Vetcor Professional Practices LLC	LLC units	N/A	N/A	N/A	766	525	0.1	536
Vetcor Professional Practices LLC	LLC units	N/A	N/A	N/A	85	85	0.1	624
Veterinary Specialists of North America, LLC	LLC units	N/A	N/A	N/A	—	106	—	106
Wetzel's Pretzels, LLC	Common stock	N/A	N/A	N/A	—	160	—	160
						1,151	0.2	1,726
Printing and Publishing
Brandmuscle, Inc.	LLC interest	N/A	N/A	N/A	—	240	—	273
Market Track, LLC	Preferred stock	N/A	N/A	N/A	—	145	—	215
Market Track, LLC	Common stock	N/A	N/A	N/A	1	145	0.1	344
						530	0.1	832
Retail Stores
Barcelona Restaurants, LLC	LP interest	N/A	N/A	N/A	1,996	—	0.6	5,507
Batteries Plus Holding Corporation	LLC units	N/A	N/A	N/A	5	529	0.1	529
Cycle Gear, Inc.	LLC interest	N/A	N/A	N/A	19	248	—	397
DentMall MSO, LLC	LLC units	N/A	N/A	N/A	2	97	—	—
DentMall MSO, LLC	LLC units	N/A	N/A	N/A	2	—	—	—
Elite Sportswear, L.P.	LLC interest	N/A	N/A	N/A	—	83	—	111
Express Oil Change, LLC	LLC interest	N/A	N/A	N/A	81	81	—	272
Feeders Supply Company, LLC	Preferred stock	N/A	N/A	N/A	2	155	—	155
Feeders Supply Company, LLC	Common stock	N/A	N/A	N/A	—	—	—	—
Marshall Retail Group LLC, The	LLC units	N/A	N/A	N/A	15	154	—	46
Paper Source, Inc.	Common stock	N/A	N/A	N/A	8	1,387	0.2	1,423
Pet Holdings ULC(7)(8)	LP interest	N/A	N/A	N/A	455	387	—	351
RCP PetPeople LP	LP interest	N/A	N/A	N/A	889	889	0.2	1,556
Sneaker Villa, Inc.	LLC interest	N/A	N/A	N/A	4	411	0.1	541
						4,421	1.2	10,888
Utilities
PowerPlan Holdings, Inc.	Common stock	N/A	N/A	N/A	—	303	0.1	349
PowerPlan Holdings, Inc.	Common stock	N/A	N/A	N/A	151	3	—	273
						306	0.1	622
Total non-controlled/non-affiliate company equity investments						$41,239	6.8%	$59,673
Total non-controlled/non-affiliate company investments					$1,505,637	$1,526,687	176.0%	$1,546,766

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2016
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)		Maturity Date	Principal/Par Amount	Amoritzed Cost	Percentage of Net Assets	Fair Value
Non-controlled affiliate company investments(12)
Debt investments
Leisure, Amusement, Motion Pictures and Entertainment
Competitor Group, Inc.*#(7)	One stop	L + 9.25%	5.00% cash/ 5.50% PIK		11/2018	$9,233	$8,837	1.0%	$8,540
Competitor Group, Inc.(7)	One stop	L + 9.25%	5.00% cash/ 5.50% PIK		11/2018	1,095	1,063	0.1	1,013
Competitor Group, Inc.(7)	One stop	L + 9.25%	5.00% cash/ 5.50% PIK		11/2018	6	6	—	6
						10,334	9,906	1.1	9,559
Total non-controlled affiliate company debt investments						$10,334	$9,906	1.1%	$9,559
Equity Investments(10)(11)
Leisure, Amusement, Motion Pictures and Entertainment
Competitor Group, Inc.*#(7)	Preferred stock	N/A	N/A		N/A	$4	$4,226	—%	$59
Competitor Group, Inc.(7)	LLC interest	N/A	N/A		N/A	1	714	—	—
Competitor Group, Inc.*#(7)	Common stock	N/A	N/A		N/A	27	—	—	—
							$4,940	—	$59
Total non-controlled affiliate company equity investments							$4,940	—%	$59
Total non-controlled affiliate company investments						$10,334	$14,846	1.1%	$9,618
Controlled affiliate company investments(13)
Debt investments
Investment Funds and Vehicles
Senior Loan Fund LLC(7)	Subordinated debt	L + 8.00%	8.47%		05/2020	$77,301	$77,301	8.8%	$77,301
Total controlled affiliate company debt investments						$77,301	$77,301	8.8%	$77,301
Equity Investments(10)
Investment Funds and Vehicles
Senior Loan Fund LLC(7)	LLC interest	N/A	N/A		N/A		$31,339	3.1%	$26,927
Total controlled affiliate company equity investments							$31,339	3.1%	$26,927
Total controlled affiliate company investments						$77,301	$108,640	11.9%	$104,228
Total investments						$1,593,272	$1,650,173	189.0%	$1,660,612
Cash, Restricted Cash and Cash Equivalents
Cash and Restricted Cash							$45,259	5.1%	$45,259
BlackRock Liquidity Funds T-Fund Institutional Shares (CUSIP 09248U718)			0.21	%(14)			44,281	5.0	44,281
Total Cash, Restricted Cash and Cash Equivalents							$89,540	10.1%	$89,540
Total Investments and Cash, Restricted Cash and Cash Equivalents							$1,739,713	199.1%	$1,750,152

*	Denotes that all or a portion of the loan secures the notes offered in the 2010 Debt Securitization (as defined in Note 7).

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2016
(In thousands)

ˆ	Denotes that all or a portion of the loan secures the notes offered in the 2014 Debt Securitization (as defined in Note 7).
#	Denotes that all or a portion of the loan collateralized the Credit Facility (as defined in Note 7).
(1)	The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“P”) and which reset daily, quarterly or semiannually. For each, the Company has provided the spread over LIBOR or Prime and the weighted average current interest rate in effect at September 30, 2016. Certain investments are subject to a LIBOR or Prime interest rate floor. For fixed rate loans, a spread above a reference rate is not applicable.
(2)	For portfolio companies with multiple interest rate contracts, the interest rate shown is a weighted average current interest rate in effect at September 30, 2016.
(3)	The total principal amount is presented for debt investments while the number of shares or units owned is presented for equity investments.
(4)	The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par. The negative amortized cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.
(5)	The entire commitment was unfunded at September 30, 2016. As such, no interest is being earned on this investment.
(6)	Loan was on non-accrual status as of September 30, 2016, meaning that the Company has ceased recognizing interest income on the loan.
(7)	The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company's total assets. As of September 30, 2016, total non-qualifying assets at fair value represented 7.4% of the Company's assets calculated in accordance with the 1940 Act.
(8)	The headquarters of this portfolio company is located in Canada.
(9)	The sale of a portion of this loan does not qualify for sale accounting under ASC Topic 860 — Transfers and Servicing, and therefore, the entire one stop loan asset remains in the Consolidated Schedule of Investments. (See Note 7 in the accompanying notes to the consolidated financial statements.)
(10)	Non-income producing securities.
(11)	Ownership of certain equity investments may occur through a holding company or partnership.
(12)	As defined in the 1940 Act, the Company is deemed to be an “Affiliated Person” of the company as the Company along with affiliated entities owns five percent or more of the portfolio company's securities.
(13)	As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” of and “Control” this portfolio company as the Company owns more than 25% of the portfolio company's outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement). See Note 5 in the accompanying notes to the consolidated financial statements for transactions during the year ended September 30, 2016 in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control.
(14)	The rate shown is the annualized seven-day yield as of September 30, 2016.

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments
September 30, 2015
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/Par Amount	Cost	Percentage of Net Assets	Fair Value
Investments
United States
Debt investments
Aerospace and Defense
ILC Dover, LP	One stop	P + 6.00%	9.25%	03/2019	$781	$769	0.1%	$697
ILC Dover, LP*ˆ	One stop	L + 7.00%	8.00%	03/2020	18,124	17,941	2.1	16,855
ILC Industries, Inc.(3)	One stop	L + 6.00%	N/A (5)	07/2020	—	(22)	—	(94)
ILC Industries, Inc.*ˆ	One stop	L + 6.00%	7.00%	07/2020	22,670	22,527	2.7	22,386
NTS Technical Systems(3)	One stop	L + 6.00%	N/A (5)	06/2021	—	(47)	—	—
NTS Technical Systems(3)	One stop	L + 6.00%	N/A (5)	06/2021	—	(100)	—	—
NTS Technical Systems*ˆ	One stop	L + 6.00%	7.00%	06/2021	26,441	26,001	3.3	26,441
Tresys Technology Holdings, Inc.	One stop	L + 6.75%	8.00%	12/2017	349	345	—	349
Tresys Technology Holdings, Inc.(6)	One stop	L + 6.75%	8.00%	12/2017	3,899	3,845	0.1	1,170
Whitcraft LLC	One stop	P + 5.25%	8.50%	05/2020	3	2	—	2
Whitcraft LLCˆ	One stop	L + 6.50%	7.50%	05/2020	13,640	13,513	1.7	13,505
					85,907	84,774	10.0	81,311
Automobile
American Driveline Systems, Inc.	Senior loan	P + 4.50%	7.75%	03/2020	57	50	—	57
American Driveline Systems, Inc.*	Senior loan	L + 5.50%	6.50%	03/2020	1,817	1,763	0.2	1,817
CH Hold Corp. (Caliber Collision)	Senior loan	L + 4.75%	5.75%	11/2019	333	330	0.1	333
CH Hold Corp. (Caliber Collision)	Senior loan	L + 4.75%	5.75%	11/2019	1,862	1,846	0.2	1,862
Dent Wizard International Corporation*	Senior loan	L + 4.75%	5.75%	04/2020	2,585	2,572	0.3	2,566
Integrated Supply Network, LLC	Senior loan	P + 4.00%	6.87%	02/2020	347	338	0.1	347
Integrated Supply Network, LLC*	Senior loan	L + 5.25%	6.25%	02/2020	5,662	5,590	0.7	5,662
K&N Engineering, Inc.ˆ	Senior loan	L + 4.25%	5.25%	07/2019	136	122	—	132
K&N Engineering, Inc.(3)	Senior loan	L + 4.25%	N/A (5)	07/2019	—	(4)	—	(5)
K&N Engineering, Inc.ˆ	Senior loan	L + 4.25%	5.25%	07/2019	2,883	2,844	0.3	2,797
					15,682	15,451	1.9	15,568
Banking
HedgeServ Holding L.P.(3)	One stop	L + 6.00%	N/A (5)	02/2019	—	(6)	—	—
HedgeServ Holding L.P.ˆ	One stop	L + 8.00%	7.00% cash/ 2.00% PIK	02/2019	17,177	17,065	2.2	17,177
					17,177	17,059	2.2	17,177
Beverage, Food and Tobacco
Abita Brewing Co., L.L.C.(3)	One stop	L + 5.75%	N/A (5)	04/2021	—	(1)	—	—
Abita Brewing Co., L.L.C.	One stop	L + 5.75%	6.75%	04/2021	8,074	7,924	1.0	8,074
ABP Corporation	Senior loan	P + 3.50%	7.25%	09/2018	167	162	—	167
ABP Corporation*	Senior loan	L + 4.75%	6.00%	09/2018	4,746	4,697	0.6	4,746
American Seafoods Group LLC	Senior loan	L + 5.00%	6.00%	08/2021	5,001	4,952	0.6	4,976
Atkins Nutritionals, Inc*ˆ	One stop	L + 5.00%	6.25%	01/2019	17,490	17,314	2.2	17,512
Atkins Nutritionals, Inc*ˆ	One stop	L + 8.50%	9.75%	04/2019	21,636	21,396	2.7	21,733
C. J. Foods, Inc.(3)	One stop	L + 5.50%	N/A (5)	05/2019	—	(9)	—	—
C. J. Foods, Inc.(3)	One stop	L + 5.50%	N/A (5)	05/2019	—	(7)	—	—
C. J. Foods, Inc.	One stop	L + 5.50%	6.50%	05/2019	3,192	3,157	0.4	3,192
Candy Intermediate Holdings, Inc. (Ferrara Candy)ˆ	Senior loan	L + 6.25%	7.50%	06/2018	4,838	4,761	0.6	4,801
Firebirds International, LLC	One stop	L + 5.75%	7.00%	05/2018	304	300	—	304
Firebirds International, LLC(3)	One stop	L + 5.75%	N/A (5)	05/2018	—	(3)	—	—
Firebirds International, LLC(3)	One stop	L + 5.75%	N/A (5)	05/2018	—	(1)	—	—
Firebirds International, LLC*	One stop	L + 5.75%	7.00%	05/2018	1,085	1,074	0.1	1,085

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2015
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/ Par Amount	Cost	Percentage of Net Assets	Fair Value
Beverage, Food and Tobacco – (continued)
First Watch Restaurants, Inc.(3)	One stop	L + 6.00%	N/A (5)	12/2020	$—	$(12)	—%	$—
First Watch Restaurants, Inc.(3)	One stop	L + 6.00%	N/A (5)	12/2020	—	(12)	—	—
First Watch Restaurants, Inc.(3)	One stop	L + 6.00%	N/A (5)	12/2020	—	(10)	—	—
First Watch Restaurants, Inc.(3)	One stop	L + 6.00%	N/A (5)	12/2020	—	(9)	—	—
First Watch Restaurants, Inc.*ˆ	One stop	L + 6.00%	7.00%	12/2020	25,860	25,598	3.2	25,860
Hopdoddy Holdings, LLC(3)	One stop	L + 8.00%	N/A (5)	08/2020	—	(3)	—	(3)
Hopdoddy Holdings, LLC	One stop	L + 8.00%	N/A (5)	08/2020	—	—	—	—
Hopdoddy Holdings, LLC	One stop	L + 8.00%	9.00%	08/2020	666	653	0.1	660
IT'SUGAR LLC	Senior loan	L + 8.50%	10.00%	04/2018	7,489	7,393	0.9	7,489
IT'SUGAR LLC	Subordinated debt	N/A	5.00%	10/2017	1,707	1,707	0.2	1,715
Northern Brewer, LLC	One stop	P + 7.25%	8.50% cash/ 2.00% PIK	02/2018	697	688	0.1	558
Northern Brewer, LLC	One stop	P + 7.25%	8.50% cash/ 2.00% PIK	02/2018	6,394	6,305	0.6	5,116
Surfside Coffee Company LLC	One stop	L + 5.25%	6.25%	06/2020	132	122	—	122
Surfside Coffee Company LLC	One stop	L + 5.25%	6.25%	06/2020	10	10	—	10
Surfside Coffee Company LLCˆ	One stop	L + 5.25%	6.25%	06/2020	4,515	4,472	0.6	4,470
Uinta Brewing Company	One stop	L + 6.00%	7.00%	08/2019	385	379	—	362
Uinta Brewing Companyˆ	One stop	L + 6.00%	7.00%	08/2019	3,203	3,178	0.4	3,107
United Craft Brews LLC	One stop	L + 6.25%	7.25%	03/2020	542	527	0.1	542
United Craft Brews LLC	One stop	L + 6.25%	7.25%	03/2020	68	53	—	68
United Craft Brews LLC	One stop	L + 6.25%	7.25%	03/2020	12,158	11,916	1.5	12,158
					130,359	128,671	15.9	128,824
Broadcasting and Entertainment
TouchTunes Interactive Networks, Inc.ˆ	Senior loan	L + 4.75%	5.75%	05/2021	1,492	1,485	0.2	1,496
Building and Real Estate
Accruent, LLC*	One stop	L + 6.25%	7.27%	11/2019	4,721	4,682	0.6	4,721
Brooks Equipment Company, LLC(3)	One stop	L + 5.75%	N/A (5)	08/2020	—	(16)	—	—
Brooks Equipment Company, LLC*ˆ	One stop	L + 5.75%	6.75%	08/2020	24,967	24,661	3.1	24,967
ITEL Laboratories, Inc.(3)	Senior loan	L + 4.75%	N/A (5)	06/2018	—	(1)	—	—
ITEL Laboratories, Inc.*	Senior loan	L + 4.75%	6.00%	06/2018	697	692	0.1	697
					30,385	30,018	3.8	30,385
Chemicals, Plastics and Rubber
Flexan, LLC(3)	One stop	L + 5.25%	N/A (5)	02/2020	—	(6)	—	—
Flexan, LLC	One stop	L + 5.25%	6.25%	02/2020	6,152	6,099	0.8	6,152
Flexan, LLC	One stop	L + 5.25%	N/A (5)	02/2020	—	—	—	—
					6,152	6,093	0.8	6,152
Containers, Packaging and Glass
Fort Dearborn Company*ˆ	Senior loan	L + 4.25%	5.25%	10/2017	567	565	0.1	567
Fort Dearborn Company*ˆ	Senior loan	L + 4.75%	5.77%	10/2018	2,612	2,599	0.3	2,612
Packaging Coordinators, Inc.*ˆ	Senior loan	L + 4.25%	5.25%	08/2021	14,850	14,724	1.8	14,786
Packaging Coordinators, Inc.	Second lien	L + 8.00%	9.00%	08/2022	10,000	9,913	1.2	9,850
					28,029	27,801	3.4	27,815
Diversified Conglomerate Manufacturing
Chase Industries, Inc.	One stop	L + 5.75%	6.83%	09/2020	3,393	3,353	0.4	3,393
Chase Industries, Inc.	One stop	P + 4.50%	7.75%	09/2020	234	216	—	234
Chase Industries, Inc.*ˆ	One stop	L + 5.75%	6.75%	09/2020	20,880	20,706	2.6	20,880
Harvey Tool Company, LLC	Senior loan	L + 5.00%	N/A (5)	03/2019	—	—	—	—

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2015
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/ Par Amount	Cost	Percentage of Net Assets	Fair Value
Diversified Conglomerate Manufacturing – (continued)
Harvey Tool Company, LLC*	Senior loan	L + 5.00%	6.00%	03/2020	$3,131	$3,100	0.4%	$3,100
ICC-Nexergy, Inc(3)	One stop	L + 5.50%	N/A (5)	04/2020	—	(3)	—	—
ICC-Nexergy, Incˆ	One stop	L + 5.50%	6.50%	04/2020	8,590	8,535	1.1	8,590
Onicon Incorporated(3)	One stop	L + 6.00%	N/A (5)	04/2020	—	(6)	—	—
Onicon Incorporated*	One stop	L + 6.00%	7.00%	04/2020	9,286	9,212	1.2	9,286
Plex Systems, Inc.(3)	One stop	L + 7.50%	N/A (5)	06/2018	—	(26)	—	—
Plex Systems, Inc.*ˆ	One stop	L + 7.50%	8.75%	06/2018	18,797	18,431	2.3	18,797
Sunless Merger Sub, Inc.	Senior loan	P + 4.00%	7.25%	07/2016	59	58	—	32
Sunless Merger Sub, Inc.*	Senior loan	L + 5.25%	6.50%	07/2016	1,651	1,647	0.1	1,156
					66,021	65,223	8.1	65,468
Diversified Conglomerate Service
Accellos, Inc.(3)	One stop	L + 5.75%	N/A (5)	07/2020	—	(17)	—	—
Accellos, Inc.*ˆ	One stop	L + 5.75%	6.75%	07/2020	32,121	31,804	3.9	32,121
Actiance, Inc.	One stop	L + 9.00%	N/A (5)	04/2018	—	—	—	—
Actiance, Inc.*ˆ	One stop	L + 9.00%	10.00%	04/2018	2,502	2,410	0.3	2,502
Aderant North America, Inc.ˆ	Senior loan	L + 4.25%	5.25%	12/2018	446	442	0.1	446
Agility Recovery Solutions Inc.(3)	One stop	L + 6.50%	N/A (5)	03/2020	—	(6)	—	—
Agility Recovery Solutions Inc.*ˆ	One stop	L + 6.50%	7.50%	03/2020	10,352	10,260	1.3	10,352
Bomgar Corporation(3)	One stop	L + 6.00%	N/A (5)	09/2020	—	(20)	—	(15)
Bomgar Corporation*	One stop	L + 6.00%	7.00%	09/2020	29,638	29,158	3.6	29,416
Daxko, LLC(3)	One stop	L + 5.00%	N/A (5)	03/2019	—	(18)	—	—
Daxko, LLC*	One stop	L + 5.00%	6.00%	03/2019	15,528	15,327	1.9	15,528
DTI Holdco, Inc.	Senior loan	L + 5.00%	6.00%	08/2020	8,527	8,447	1.0	8,271
HealthcareSource HR, Inc.(3)	One stop	L + 6.75%	N/A (5)	05/2020	—	(2)	—	—
HealthcareSource HR, Inc.	One stop	L + 6.75%	7.75%	05/2020	17,903	17,508	2.2	17,903
Host Analytics, Inc.(3)	One stop	N/A	N/A (5)	02/2020	—	(6)	—	—
Host Analytics, Inc.	One stop	N/A	8.50% cash/ 2.25% PIK	02/2020	2,960	2,914	0.4	2,960
Integration Appliance, Inc.	One stop	L + 8.25%	9.50%	09/2018	899	890	0.1	899
Integration Appliance, Inc.*	One stop	L + 8.25%	9.50%	09/2020	719	709	0.1	719
Integration Appliance, Inc.	One stop	L + 8.25%	9.50%	06/2019	7,914	7,766	1.0	7,914
Integration Appliance, Inc.	One stop	L + 8.25%	9.50%	09/2018	5,396	5,315	0.7	5,396
Mediaocean LLC(3)	Senior loan	L + 4.50%	N/A (5)	08/2020	—	(1)	—	—
Mediaocean LLC	Senior loan	L + 4.75%	5.75%	08/2022	3,000	2,934	0.4	2,970
NetSmart Technologies, Inc.	One stop	P + 4.25%	7.50%	02/2019	340	323	—	340
NetSmart Technologies, Inc.*ˆ	One stop	L + 5.25%	6.25%	02/2019	14,816	14,690	1.8	14,816
PC Helps Support, LLC	Senior loan	P + 4.25%	7.50%	09/2017	66	65	—	62
PC Helps Support, LLC	Senior loan	L + 5.25%	6.51%	09/2017	1,522	1,513	0.2	1,492
Saldon Holdings, Inc.	Senior loan	L + 4.50%	N/A (5)	09/2021	—	—	—	—
Saldon Holdings, Inc.	Senior loan	L + 4.50%	5.50%	09/2021	2,990	2,960	0.4	2,960
Secure-24, LLC(3)	One stop	L + 6.00%	N/A (5)	08/2017	—	(3)	—	—
Secure-24, LLC*	One stop	L + 6.00%	7.25%	08/2017	10,028	9,911	1.2	10,028
Secure-24, LLCˆ	One stop	L + 6.00%	7.25%	08/2017	1,467	1,454	0.2	1,467
Severin Acquisition, LLC(3)	Senior loan	L + 4.50%	N/A (5)	07/2021	—	(1)	—	(1)
Severin Acquisition, LLC	Senior loan	L + 4.50%	5.50%	07/2021	4,931	4,859	0.6	4,882
Source Medical Solutions, Inc.	Second lien	L + 8.00%	9.00%	03/2018	9,294	9,189	1.1	9,294
Steelwedge Software, Inc.	One stop	L + 10.00%	N/A (5)	09/2020	—	—	—	—
Steelwedge Software, Inc.ˆ	One stop	P + 10.75%	12.00% cash/ 2.00% PIK	09/2020	2,153	2,055	0.3	2,055
TA MHI Buyer, Inc.	One stop	L + 6.50%	N/A (5)	09/2021	—	—	—	—

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2015
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/ Par Amount	Cost	Percentage of Net Assets	Fair Value
Diversified Conglomerate Service – (continued)
TA MHI Buyer, Inc.ˆ	One stop	L + 6.50%	7.50%	09/2021	$8,294	$8,222	1.0%	$8,222
Vendavo, Inc.(3)	One stop	L + 8.50%	N/A (5)	10/2019	—	(13)	—	—
Vendavo, Inc.	One stop	L + 8.50%	9.50%	10/2019	15,501	15,219	1.9	15,501
					209,307	206,257	25.7	208,500
Electronics
Appriss Holdings, Inc.	Senior loan	L + 4.75%	5.07%	11/2020	902	865	0.1	873
Appriss Holdings, Inc.*	Senior loan	L + 4.75%	5.75%	11/2020	20,948	20,673	2.5	20,738
Compusearch Software Holdings, Inc.ˆ	Senior loan	L + 4.50%	5.50%	05/2021	1,321	1,318	0.2	1,321
ECI Acquisition Holdings, Inc.	One stop	L + 6.25%	7.25%	03/2019	1,410	1,349	0.2	1,410
ECI Acquisition Holdings, Inc.(3)	One stop	L + 6.25%	N/A (5)	03/2019	—	(13)	—	—
ECI Acquisition Holdings, Inc.*ˆ	One stop	L + 6.25%	7.25%	03/2019	21,779	21,495	2.7	21,779
Gamma Technologies, LLC(3)	One stop	L + 5.50%	N/A (5)	06/2021	—	(1)	—	—
Gamma Technologies, LLCˆ	One stop	L + 5.50%	6.50%	06/2021	18,183	18,010	2.2	18,183
Park Place Technologies LLC	One stop	L + 5.50%	N/A (5)	07/2021	—	—	—	—
Park Place Technologies LLC*ˆ	One stop	L + 5.50%	6.50%	07/2021	4,950	4,914	0.6	4,926
Sloan Company, Inc., The	One stop	L + 6.25%	7.25%	04/2020	30	30	—	29
Sloan Company, Inc., The	One stop	L + 6.25%	7.25%	04/2020	7,589	7,503	0.9	7,362
Sparta Holding Corporation(3)	One stop	L + 5.50%	N/A (5)	07/2020	—	(31)	—	—
Sparta Holding Corporation*ˆ	One stop	L + 5.50%	6.50%	07/2020	23,125	22,893	2.9	23,125
Syncsort Incorporated(3)	Senior loan	L + 4.75%	N/A (5)	03/2019	—	(3)	—	—
Syncsort Incorporated(3)	Senior loan	L + 4.75%	N/A (5)	03/2019	—	(1)	—	—
Syncsort Incorporated*	Senior loan	L + 4.75%	5.75%	03/2019	1,984	1,970	0.2	1,984
Systems Maintenance Services Holding, Inc.ˆ	Senior loan	L + 4.00%	5.00%	10/2019	2,623	2,614	0.3	2,623
Taxware, LLC(3)	One stop	L + 6.50%	N/A (5)	04/2022	—	(5)	—	—
Taxware, LLC*ˆ	One stop	L + 6.50%	7.50%	04/2022	19,899	19,609	2.5	19,899
Watchfire Enterprises, Inc.	Second lien	L + 8.00%	9.00%	10/2021	9,435	9,242	1.2	9,435
					134,178	132,431	16.5	133,687
Finance
Ascensus, Inc.(3)	One stop	L + 4.00%	N/A (5)	11/2018	—	(12)	—	—
Ascensus, Inc.ˆ	One stop	L + 4.00%	5.00%	12/2019	3,953	3,895	0.5	3,953
Ascensus, Inc.*ˆ	One stop	L + 8.00%	9.00%	12/2020	6,337	6,173	0.8	6,337
					10,290	10,056	1.3	10,290
Grocery
AG Kings Holdings Inc.(3)	One stop	L + 5.50%	N/A (5)	04/2020	—	(7)	—	—
AG Kings Holdings Inc.	One stop	L + 5.50%	6.50%	04/2020	6,183	6,127	0.8	6,183
MyWebGrocer, Inc.(3)	One stop	L + 8.75%	N/A (5)	05/2018	—	(11)	—	—
MyWebGrocer, Inc.ˆ	One stop	L + 8.75%	10.00%	05/2018	14,271	14,115	1.7	14,271
					20,454	20,224	2.5	20,454
Healthcare, Education and Childcare
Agilitas USA, Inc.ˆ	Senior loan	L + 4.00%	5.00%	10/2020	2,125	2,107	0.3	2,125
Avalign Technologies, Inc.ˆ	Senior loan	L + 4.50%	5.50%	07/2021	1,165	1,160	0.2	1,159
Avatar International, LLC(6)	One stop	L + 7.89%	6.19% cash/ 2.95% PIK	09/2016	1,648	1,644	0.1	548
Avatar International, LLC	One stop	L + 7.89%	6.19% cash/ 2.95% PIK	09/2016	573	571	0.1	573
Avatar International, LLC(6)*	One stop	L + 7.89%	6.19% cash/ 2.95% PIK	09/2016	7,641	7,615	0.3	2,540
California Cryobank, LLCˆ	One stop	L + 5.50%	6.50%	08/2019	1,550	1,538	0.2	1,550

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2015
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/ Par Amount	Cost	Percentage of Net Assets	Fair Value
Healthcare, Education and Childcare – (continued)
California Cryobank, LLC	One stop	L + 5.50%	6.50%	08/2019	$43	$42	—%	$43
California Cryobank, LLC	One stop	P + 4.25%	7.50%	08/2019	43	41	—	43
Certara L.P.(3)	One stop	L + 6.25%	N/A (5)	12/2018	—	(14)	—	—
Certara L.P.*ˆ	One stop	L + 6.25%	7.25%	12/2018	30,848	30,555	3.8	30,848
CPI Buyer, LLC (Cole-Parmer)*ˆ	Senior loan	L + 4.50%	5.50%	08/2021	7,940	7,674	1.0	7,900
Curo Health Services LLC	Senior loan	L + 5.50%	6.50%	02/2022	1,990	1,972	0.3	1,997
DCA Investment Holding, LLC(3)	One stop	L + 5.25%	N/A (5)	07/2021	—	(2)	—	(1)
DCA Investment Holding, LLC*	One stop	L + 5.25%	6.25%	07/2021	14,336	13,990	1.8	14,192
Deca Dental Management LLC(3)	One stop	L + 6.25%	N/A (5)	07/2020	—	(11)	—	(8)
Deca Dental Management LLC	One stop	P + 5.25%	8.50%	07/2020	20	19	—	20
Deca Dental Management LLC*ˆ	One stop	L + 6.25%	7.25%	07/2020	4,188	4,128	0.5	4,146
Delta Educational Systems*	Senior loan	P + 4.75%	8.00%	12/2016	1,435	1,424	0.2	1,220
Delta Educational Systems(3)	Senior loan	L + 6.00%	N/A (5)	12/2016	—	—	—	(8)
Dental Holdings Corporation(3)	One stop	L + 5.50%	N/A (5)	02/2020	—	(16)	—	—
Dental Holdings Corporation(3)	One stop	L + 5.50%	N/A (5)	02/2020	—	(12)	—	—
Dental Holdings Corporation	One stop	L + 5.50%	6.50%	02/2020	6,575	6,444	0.8	6,575
Encore GC Acquisition, LLC(3)	Senior loan	L + 4.50%	N/A (5)	01/2020	—	(9)	—	—
Encore GC Acquisition, LLC*	Senior loan	L + 4.50%	5.50%	01/2020	3,484	3,439	0.4	3,484
G & H Wire Company, Inc.	One stop	L + 5.75%	6.75%	12/2017	268	263	—	268
G & H Wire Company, Inc.*ˆ	One stop	L + 5.75%	6.75%	12/2017	13,291	13,197	1.6	13,291
GSDM Holdings Corp.	Senior loan	L + 4.25%	5.25%	06/2019	870	867	0.1	870
IntegraMed America, Inc.	One stop	L + 7.25%	8.50%	09/2017	406	402	—	398
IntegraMed America, Inc.*ˆ	One stop	L + 7.25%	8.50%	09/2017	14,975	14,839	1.8	14,676
Joerns Healthcare, LLC*	One stop	L + 5.00%	6.17%	05/2020	3,318	3,286	0.4	3,301
Katena Holdings, Inc.(3)	One stop	L + 6.25%	N/A (5)	06/2021	—	(8)	—	—
Katena Holdings, Inc.(3)	One stop	L + 6.25%	N/A (5)	06/2021	—	(1)	—	—
Katena Holdings, Inc.ˆ	One stop	L + 6.25%	7.25%	06/2021	8,142	8,064	1.0	8,142
Maverick Healthcare Group, LLC*	Senior loan	L + 5.50%	7.25%	12/2016	1,933	1,912	0.2	1,933
Pentec Acquisition Sub, Inc.(3)	Senior loan	L + 5.00%	N/A (5)	05/2017	—	(1)	—	—
Pentec Acquisition Sub, Inc.*	Senior loan	L + 5.00%	6.25%	05/2018	1,588	1,574	0.2	1,588
PPT Management, LLC(3)	One stop	L + 5.00%	N/A (5)	04/2020	—	(1)	—	—
PPT Management, LLC*ˆ	One stop	L + 5.00%	6.00%	04/2020	13,158	13,037	1.6	13,158
Premise Health Holding Corp.	One stop	L + 4.50%	5.50%	06/2020	394	374	—	394
Premise Health Holding Corp.	One stop	L + 4.50%	5.50%	06/2020	15,000	14,896	1.9	15,000
Pyramid Healthcare, Inc.	One stop	P + 4.50%	7.75%	08/2019	313	309	—	313
Pyramid Healthcare, Inc.ˆ	One stop	L + 5.75%	6.75%	08/2019	8,439	8,377	1.0	8,439
Radiology Partners, Inc.(3)	One stop	L + 5.00%	N/A (5)	09/2020	—	(38)	—	—
Radiology Partners, Inc.(3)	One stop	L + 5.00%	N/A (5)	09/2020	—	(6)	—	—
Radiology Partners, Inc.*ˆ	One stop	L + 5.00%	6.00%	09/2020	17,037	16,813	2.1	17,037
Reliant Pro ReHab, LLC	Senior loan	P + 4.00%	7.25%	06/2017	424	419	0.1	424
Reliant Pro ReHab, LLC*	Senior loan	L + 5.00%	6.00%	06/2017	3,226	3,206	0.4	3,226
RXH Buyer Corporation(3)	One stop	L + 5.75%	N/A (5)	09/2021	—	(56)	—	(28)
RXH Buyer Corporation(3)	One stop	L + 5.75%	N/A (5)	09/2021	—	(4)	—	(2)
RXH Buyer Corporation*ˆ	One stop	L + 5.75%	6.75%	09/2021	17,612	17,264	2.2	17,435
Southern Anesthesia and Surgical(3)	One stop	L + 5.50%	N/A (5)	11/2017	—	(27)	—	—
Southern Anesthesia and Surgical(3)	One stop	L + 5.50%	N/A (5)	11/2017	—	(7)	—	—
Southern Anesthesia and Surgical	One stop	L + 5.50%	6.50%	11/2017	5,638	5,570	0.7	5,638
Surgical Information Systems, LLCˆ	Senior loan	L + 3.00%	4.01%	09/2018	1,934	1,930	0.2	1,934
U.S. Anesthesia Partners, Inc.	One stop	L + 5.00%	6.00%	12/2019	5,942	5,918	0.7	5,942

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2015
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/ Par Amount	Cost	Percentage of Net Assets	Fair Value
Healthcare, Education and Childcare – (continued)
WIL Research Company, Inc.*	Senior loan	L + 4.50%	5.75%	02/2018	$756	$751	0.1%	$737
Young Innovations, Inc.	Senior loan	L + 3.25%	N/A (5)	01/2018	—	—	—	—
Young Innovations, Inc.*	Senior loan	L + 4.25%	5.25%	01/2019	1,830	1,819	0.2	1,830
					222,098	219,237	26.5	214,890
Home and Office Furnishings, Housewares, and Durable Consumer
1A Smart Start LLC*	Senior loan	L + 4.75%	5.75%	02/2022	2,132	2,111	0.3	2,127
Plano Molding Company, LLC*	One stop	L + 6.00%	7.00%	05/2021	18,115	17,946	2.2	18,115
WII Components, Inc.	Senior loan	L + 4.50%	N/A (5)	07/2018	—	—	—	—
WII Components, Inc.*	Senior loan	L + 4.25%	5.25%	07/2018	1,048	1,044	0.1	1,048
Zenith Products Corporation(6)	One stop	P + 1.75%	5.00%	09/2013	81	48	—	41
Zenith Products Corporation*(6)	One stop	P + 3.50%	6.75%	09/2013	4,376	3,926	0.3	2,188
					25,752	25,075	2.9	23,519
Insurance
Captive Resources Midco, LLC(3)	One stop	L + 5.75%	N/A (5)	06/2020	—	(22)	—	(19)
Captive Resources Midco, LLC(3)	One stop	L + 5.75%	N/A (5)	06/2020	—	(20)	—	(17)
Captive Resources Midco, LLC*ˆ	One stop	L + 5.75%	6.75%	06/2020	26,845	26,525	3.3	26,575
Internet Pipeline, Inc.(3)	One stop	L + 7.25%	N/A (5)	08/2021	—	(1)	—	—
Internet Pipeline, Inc.	One stop	L + 7.25%	8.25%	08/2022	4,960	4,826	0.6	4,910
					31,805	31,308	3.9	31,449
Investment Funds and Vehicles
Senior Loan Fund LLC(7)(8)	Subordinated debt	L + 8.00%	8.19%	05/2020	76,563	76,563	9.5	76,563
Leisure, Amusement, Motion Pictures and Entertainment
Competitor Group, Inc.	One stop	L + 7.75%	9.00%	11/2018	884	876	0.1	773
Competitor Group, Inc.*	One stop	L + 9.25%	9.00% cash/ 1.50% PIK	11/2018	12,331	12,221	1.4	11,098
Self Esteem Brands, LLC(3)	Senior loan	L + 4.00%	N/A (5)	02/2020	—	(4)	—	—
Self Esteem Brands, LLCˆ	Senior loan	L + 4.00%	5.00%	02/2020	3,669	3,653	0.5	3,669
Starplex Operating, L.L.C.(3)	One stop	L + 7.00%	N/A (5)	12/2017	—	(9)	—	—
Starplex Operating, L.L.C.*ˆ	One stop	L + 7.00%	8.00%	12/2017	9,979	9,863	1.2	9,979
Teaching Company, The	One stop	L + 6.25%	7.25%	08/2020	30	29	—	29
Teaching Company, The	One stop	L + 6.25%	7.25%	08/2020	19,069	18,789	2.3	18,878
Titan Fitness, LLC(3)	One stop	L + 6.50%	N/A (5)	09/2019	—	(17)	—	—
Titan Fitness, LLC*	One stop	L + 6.50%	7.75%	09/2019	13,326	13,120	1.6	13,326
Titan Fitness, LLC(3)	One stop	L + 6.50%	N/A (5)	09/2019	—	(17)	—	—
					59,288	58,504	7.1	57,752
Mining, Steel, Iron and Non-Precious Metals
Benetech, Inc.	One stop	P + 7.75%	11.00%	10/2017	303	297	—	303
Benetech, Inc.*	One stop	L + 9.00%	10.25%	10/2017	4,696	4,671	0.6	4,696
					4,999	4,968	0.6	4,999
Oil and Gas
Drilling Info, Inc.(3)(4)	One stop	L + 5.00%	N/A (5)	06/2018	—	(1)	—	—
Drilling Info, Inc.(4)	One stop	L + 5.00%	6.00%	06/2018	355	353	—	355
Drilling Info, Inc.ˆ	One stop	L + 5.00%	6.00%	06/2018	901	894	0.1	901
Drilling Info, Inc.(3)(4)	One stop	L + 5.00%	N/A (5)	06/2018	—	(5)	—	—
					1,256	1,241	0.1	1,256

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2015
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/ Par Amount	Cost	Percentage of Net Assets	Fair Value
Personal and Non-Durable Consumer Products
The Hygenic Corporation(3)	Senior loan	L + 5.00%	N/A (5)	10/2019	$—	$(5)	—%	$—
The Hygenic Corporation*	Senior loan	L + 5.00%	6.00%	10/2020	3,275	3,231	0.4	3,275
Massage Envy, LLC(3)	One stop	L + 7.25%	N/A (5)	09/2018	—	(9)	—	—
Massage Envy, LLC*	One stop	L + 7.25%	8.50%	09/2018	15,570	15,375	1.9	15,570
Orthotics Holdings, Inc(3)(8)	One stop	L + 5.00%	N/A (5)	02/2020	—	(2)	—	—
Orthotics Holdings, Inc*(8)	One stop	L + 5.00%	6.00%	02/2020	1,387	1,372	0.2	1,387
Orthotics Holdings, Inc(3)	One stop	L + 5.00%	N/A (5)	02/2020	—	(15)	—	—
Orthotics Holdings, Inc(3)	One stop	L + 5.00%	N/A (5)	02/2020	—	(14)	—	—
Orthotics Holdings, Inc*	One stop	L + 5.00%	6.00%	02/2020	8,460	8,367	1.0	8,460
Team Technologies Acquisition Company(3)	Senior loan	L + 5.00%	N/A (5)	12/2017	—	(2)	—	—
Team Technologies Acquisition Companyˆ	Senior loan	L + 5.00%	6.25%	12/2017	4,782	4,754	0.6	4,782
Team Technologies Acquisition Company	Senior loan	L + 5.50%	6.75%	12/2017	881	871	0.1	881
					34,355	33,923	4.2	34,355
Personal, Food and Miscellaneous Services
Focus Brands Inc.*ˆ	Second lien	L + 9.00%	10.25%	08/2018	11,195	11,120	1.4	11,195
Ignite Restaurant Group, Inc (Joe's Crab Shack)ˆ	One stop	L + 7.00%	8.00%	02/2019	6,108	6,039	0.7	6,108
PetVet Care Centers LLC	Senior loan	L + 4.50%	5.50%	12/2020	646	626	0.1	646
PetVet Care Centers LLC(3)	Senior loan	L + 4.50%	N/A (5)	12/2019	—	(11)	—	—
PetVet Care Centers LLCˆ	Senior loan	L + 4.50%	5.50%	12/2020	5,896	5,800	0.7	5,896
Vetcor Merger Sub LLC(3)	One stop	L + 6.00%	N/A (5)	04/2021	—	(14)	—	—
Vetcor Merger Sub LLC	One stop	L + 6.00%	7.00%	04/2021	8	4	—	8
Vetcor Merger Sub LLC*ˆ	One stop	L + 6.00%	7.00%	04/2021	25,181	24,715	3.1	25,181
Veterinary Specialists of North America, LLC	One stop	L + 5.00%	N/A (5)	05/2020	—	—	—	—
Veterinary Specialists of North America, LLC*	One stop	L + 5.00%	6.00%	05/2020	587	582	0.1	587
					49,621	48,861	6.1	49,621
Printing and Publishing
Market Track, LLC	One stop	P + 6.00%	9.25%	10/2019	369	345	—	347
Market Track, LLC*ˆ	One stop	L + 7.00%	8.00%	10/2019	28,976	28,643	3.5	28,686
Market Track, LLC*	One stop	L + 7.00%	8.00%	10/2019	2,197	2,173	0.3	2,175
Market Track, LLC	One stop	L + 7.00%	8.00%	10/2019	1,379	1,340	0.2	1,344
					32,921	32,501	4.0	32,552
Retail Stores
Benihana, Inc.	One stop	P + 4.75%	8.00%	07/2018	868	823	0.1	825
Benihana, Inc.*ˆ	One stop	L + 6.00%	7.25%	01/2019	15,436	15,124	1.9	15,127
Boot Barn, Inc.*ˆ	Senior loan	L + 4.50%	5.50%	06/2021	10,775	10,621	1.3	10,775
CVS Holdings I, LP	One stop	L + 6.25%	7.25%	08/2021	366	329	—	347
CVS Holdings I, LP(3)	One stop	L + 6.25%	N/A (5)	08/2020	—	(4)	—	(2)
CVS Holdings I, LPˆ	One stop	L + 6.25%	7.25%	08/2021	20,575	20,173	2.5	20,369
Cycle Gear, Inc.(3)	One stop	L + 6.00%	N/A (5)	01/2020	—	(15)	—	—
Cycle Gear, Inc.	One stop	L + 6.00%	7.00%	01/2020	6,486	6,362	0.8	6,486
DTLR, Inc.*ˆ	One stop	L + 8.00%	11.00%	12/2015	15,026	15,017	1.8	15,026
Elite Sportswear, L.P.(3)	Senior loan	L + 5.00%	N/A (5)	03/2020	—	(7)	—	—
Elite Sportswear, L.P.	Senior loan	L + 5.00%	6.00%	03/2020	2,849	2,798	0.4	2,849
Express Oil Change, LLC*	Senior loan	L + 5.00%	6.00%	12/2017	104	103	—	104
Express Oil Change, LLC*	Senior loan	L + 5.00%	6.00%	12/2017	1,371	1,366	0.2	1,371

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2015
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal/ Par Amount	Cost	Percentage of Net Assets	Fair Value
Retail Stores – (continued)
Express Oil Change, LLC(3)	Senior loan	L + 5.00%	N/A (5)	12/2017	$—	$(3)	—%	$—
Express Oil Change, LLC*	Senior loan	L + 5.00%	6.00%	12/2017	3,672	3,647	0.5	3,672
Floor & Decor Outlets of America, Inc.*ˆ	One stop	L + 6.50%	7.75%	05/2019	11,130	11,047	1.4	11,130
Marshall Retail Group, LLC, The(3)	One stop	L + 6.00%	N/A (5)	08/2020	—	(9)	—	(27)
Marshall Retail Group, LLC, The	One stop	L + 6.00%	7.00%	08/2019	146	124	—	80
Marshall Retail Group, LLC, Theˆ	One stop	L + 6.00%	7.00%	08/2020	12,331	12,205	1.5	11,960
Paper Source, Inc.	One stop	P + 5.00%	7.75%	09/2018	677	670	0.1	677
Paper Source, Inc.*ˆ	One stop	L + 6.25%	7.25%	09/2018	12,888	12,810	1.6	12,888
RCPSI Corporation(3)	One stop	L + 5.75%	N/A (5)	04/2020	—	(4)	—	—
RCPSI Corporation*ˆ	One stop	L + 5.75%	6.75%	04/2021	22,400	21,986	2.8	22,400
Restaurant Holding Company, LLC	Senior loan	L + 7.75%	8.75%	02/2019	4,843	4,809	0.5	4,310
Rubio's Restaurants, Inc	Senior loan	L + 4.75%	6.00%	11/2018	3,985	3,985	0.4	3,985
Sneaker Villa, Inc.ˆ	One stop	L + 8.50%	10.00%	12/2017	627	620	0.1	627
Sneaker Villa, Inc.	One stop	L + 8.50%	10.00%	12/2017	752	740	0.1	752
Sneaker Villa, Inc.ˆ	One stop	L + 8.50%	10.00%	12/2017	1,206	1,195	0.1	1,206
Sneaker Villa, Inc.	One stop	P + 7.00%	10.25%	12/2017	1,253	1,240	0.2	1,253
Sneaker Villa, Inc.	One stop	L + 8.50%	10.00%	12/2017	2,506	2,489	0.3	2,506
Sneaker Villa, Inc.ˆ	One stop	L + 8.50%	10.00%	12/2017	4,154	4,126	0.5	4,154
Sneaker Villa, Inc.	One stop	L + 8.50%	10.00%	12/2017	4,317	4,254	0.5	4,317
Specialty Catalog Corp.(3)	One stop	L + 6.00%	N/A (5)	07/2017	—	(3)	—	—
Specialty Catalog Corp.	One stop	L + 6.00%	7.50%	07/2017	4,125	4,105	0.5	4,125
					164,868	162,723	20.1	163,292
Telecommunications
Arise Virtual Solutions, Inc.(3)	One stop	L + 5.50%	N/A (5)	12/2018	—	(1)	—	(3)
Arise Virtual Solutions, Inc.ˆ	One stop	L + 5.50%	6.75%	12/2018	1,500	1,495	0.2	1,470
Hosting.com Inc.	Senior loan	P + 3.25%	6.50%	12/2017	37	37	—	37
Hosting.com Inc.*	Senior loan	L + 4.50%	5.75%	12/2017	790	784	0.1	790
					2,327	2,315	0.3	2,294
Textile and Leather
5.11, Inc.*ˆ	Senior loan	L + 5.00%	6.00%	02/2020	991	987	0.1	994
Southern Tide, LLC(3)	One stop	L + 6.75%	N/A (5)	06/2019	—	(7)	—	—
Southern Tide, LLCˆ	One stop	L + 6.75%	7.75%	06/2019	4,055	4,024	0.5	4,055
					5,046	5,004	0.6	5,049
Utilities
PowerPlan Consultants, Inc.(3)	Senior loan	L + 5.25%	N/A (5)	02/2021	—	(7)	—	—
PowerPlan Consultants, Inc.	Senior loan	L + 5.25%	6.25%	02/2022	4,885	4,818	0.6	4,885
					4,885	4,811	0.6	4,885
Total debt investments United States					$1,471,217	$1,452,577	178.8%	$1,449,603
Fair Value as a percentage of Principal Amount								98.5%

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2015
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Shares/ Contracts	Cost	Percentage of Net Assets	Fair Value
Equity Investments(9)(10)
Aerospace and Defense
NTS Technical Systems	Common stock	N/A	N/A	N/A	2	$1,506	0.3%	$2,078
Tresys Technology Holdings, Inc.	Common stock	N/A	N/A	N/A	295	295	—	—
Whitcraft LLC	Preferred stock B	N/A	N/A	N/A	1	670	0.1	821
Whitcraft LLC	Warrant	N/A	N/A	N/A	—	—	—	160
						2,471	0.4	3,059
Automobile
K&N Engineering, Inc.	Preferred stock A	N/A	N/A	N/A	—	—	—	6
K&N Engineering, Inc.	Preferred stock B	N/A	N/A	N/A	—	—	—	6
K&N Engineering, Inc.	Common stock	N/A	N/A	N/A	—	—	—	47
						—	—	59
Beverage, Food and Tobacco
Atkins Nutritionals, Inc.	LLC interest	N/A	N/A	N/A	57	746	0.4	2,996
C. J. Foods, Inc.	Preferred stock	N/A	N/A	N/A	—	157	—	160
First Watch Restaurants, Inc.	Common stock	N/A	N/A	N/A	9	964	0.2	1,481
Hopdoddy Holdings, LLC	LLC interest	N/A	N/A	N/A	27	130	—	130
Julio & Sons Company	LLC interest	N/A	N/A	N/A	521	521	0.1	769
Northern Brewer, LLC	LLC interest	N/A	N/A	N/A	438	362	—	32
Richelieu Foods, Inc.	LP interest	N/A	N/A	N/A	220	220	—	197
Tate's Bake Shop, Inc.	LP interest	N/A	N/A	N/A	—	462	0.1	503
Uinta Brewing Company	LP interest	N/A	N/A	N/A	—	462	—	192
United Craft Brews LLC	LP interest	N/A	N/A	N/A	1	657	0.1	653
						4,681	0.9	7,113
Buildings and Real Estate
Brooks Equipment Company, LLC	Common stock	N/A	N/A	N/A	10	1,021	0.1	892
Chemicals, Plastics and Rubber
Flexan, LLC	Preferred stock	N/A	N/A	N/A	—	73	—	75
Flexan, LLC	Common stock	N/A	N/A	N/A	1	—	—	14
						73	—	89
Containers, Packaging and Glass
Packaging Coordinators, Inc.(8)	Common stock	N/A	N/A	N/A	25	2,065	0.3	2,533
Packaging Coordinators, Inc.	Common stock	N/A	N/A	N/A	48	1,563	0.3	2,205
						3,628	0.6	4,738
Diversified Conglomerate Manufacturing
Chase Industries, Inc.	LLC units	N/A	N/A	N/A	1	1,186	0.2	1,509
ICCN Acquisition Corp.	Preferred stock	N/A	N/A	N/A	—	370	—	360
ICCN Acquisition Corp.	Common stock	N/A	N/A	N/A	—	—	—	—
Sunless Merger Sub, Inc.	LP interest	N/A	N/A	N/A	—	160	—	—
						1,716	0.2	1,869
Diversified Conglomerate Service
Actiance, Inc.	Warrant	N/A	N/A	N/A	344	82	—	82
Agility Recovery Solutions Inc.	Preferred stock	N/A	N/A	N/A	67	430	0.1	447
Daxko, LLC	LLC units	N/A	N/A	N/A	219	219	—	343
DISA Holdings Acquisition Subsidiary Corp.	Common stock	N/A	N/A	N/A	—	154	—	72
HealthcareSource HR, Inc.	LLC interest	N/A	N/A	N/A	—	348	—	348
Host Analytics, Inc.	Warrant	N/A	N/A	N/A	180	—	—	98
Marathon Data Operating Co., LLC	LLC units	N/A	N/A	N/A	1	264	—	—

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2015
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Shares/ Contracts	Cost	Percentage of Net Assets	Fair Value
Diversified Conglomerate Service – (continued)
Marathon Data Operating Co., LLC	LLC units	N/A	N/A	N/A	1	$264	0.1%	$604
PC Helps Support, LLC	Common stock	N/A	N/A	N/A	1	7	—	—
PC Helps Support, LLC	Preferred stock A	N/A	N/A	N/A	—	61	—	62
Secure-24, LLC	LLC units	N/A	N/A	N/A	263	263	0.1	379
Steelwedge Software, Inc.	Warrant	N/A	N/A	N/A	36,575	76	—	76
TA MHI Buyer, Inc.	Preferred stock	N/A	N/A	N/A	—	202	—	202
Vendavo, Inc.	Preferred stock A	N/A	N/A	N/A	827	827	0.2	1,198
						3,197	0.5	3,911
Electronics
ECI Acquisition Holdings, Inc.	Common stock	N/A	N/A	N/A	9	873	0.2	1,027
Gamma Technologies, LLC	LLC units	N/A	N/A	N/A	1	134	—	134
SEI, Inc.	LLC units	N/A	N/A	N/A	340	340	—	340
Sloan Company, Inc., The	LLC units	N/A	N/A	N/A	1	14	—	14
Sloan Company, Inc., The	LLC units	N/A	N/A	N/A	—	122	—	122
Sparta Holding Corporation	Common stock	N/A	N/A	N/A	1	567	0.1	629
Sparta Holding Corporation	Common stock	N/A	N/A	N/A	235	6	—	208
						2,056	0.3	2,474
Grocery
MyWebGrocer, Inc.	LLC units	N/A	N/A	N/A	1,418	1,446	0.2	1,389
Healthcare, Education and Childcare
Advanced Pain Management Holdings, Inc.	Common stock	N/A	N/A	N/A	67	67	—	—
Advanced Pain Management Holdings, Inc.	Preferred stock	N/A	N/A	N/A	8	829	0.1	871
Advanced Pain Management Holdings, Inc.	Preferred stock	N/A	N/A	N/A	1	64	—	194
Avatar International, LLC	LP interest	N/A	N/A	N/A	1	741	—	—
California Cryobank, LLC	LLC units	N/A	N/A	N/A	—	28	—	32
California Cryobank, LLC	LLC units	N/A	N/A	N/A	—	—	—	5
Certara L.P.	LP interest	N/A	N/A	N/A	—	635	0.1	923
DCA Investment Holding, LLC	LLC units	N/A	N/A	N/A	65	6	—	6
DCA Investment Holding, LLC	LLC units	N/A	N/A	N/A	6,386	639	0.1	639
Deca Dental Management LLC	LLC units	N/A	N/A	N/A	357	357	—	357
Dental Holdings Corporation	LLC units	N/A	N/A	N/A	734	734	0.1	736
Dialysis Newco, Inc. (DSI Renal)	LLC units	N/A	N/A	N/A	871	—	0.5	3,447
Encore GC Acquisition, LLC	LLC units	N/A	N/A	N/A	14	141	—	143
Encore GC Acquisition, LLC	LLC units	N/A	N/A	N/A	14	—	—	—
G & H Wire Company, Inc	LP interest	N/A	N/A	N/A	—	102	—	122
Global Healthcare Exchange, LLC	Common stock	N/A	N/A	N/A	—	5	—	111
Global Healthcare Exchange, LLC	Preferred stock	N/A	N/A	N/A	—	481	0.1	547
IntegraMed America, Inc.	Common stock	N/A	N/A	N/A	1	875	—	281
Katena Holdings, Inc.	LLC units	N/A	N/A	N/A	—	387	0.1	387
Northwestern Management Services, LLC	LLC units	N/A	N/A	N/A	3	3	—	228
Northwestern Management Services, LLC	LLC units	N/A	N/A	N/A	—	249	—	309
Pentec Acquisition Sub, Inc.	Preferred stock	N/A	N/A	N/A	1	116		252
Radiology Partners, Inc.	LLC units	N/A	N/A	N/A	43	85	—	82
Reliant Pro ReHab, LLC	Preferred stock A	N/A	N/A	N/A	2	183	0.2	956
RXH Buyer Corporation	LP interest	N/A	N/A	N/A	7	683	0.1	683

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2015
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Shares/ Contracts	Cost	Percentage of Net Assets	Fair Value
Healthcare, Education and Childcare – (continued)
Southern Anesthesia and Surgical	LLC units	N/A	N/A	N/A	487	$487	0.1%	$794
Spear Education, LLC	LLC units	N/A	N/A	N/A	1	1	—	20
Spear Education, LLC	LLC units	N/A	N/A	N/A	—	86	—	94
Surgical Information Systems, LLC	Common stock	N/A	N/A	N/A	4	414	0.1	681
Young Innovations, Inc.	LLC units	N/A	N/A	N/A	—	236	—	346
						8,634	1.6	13,246
Home and Office Furnishings, Housewares, and Durable Consumer
Top Knobs USA, Inc.	Common stock	N/A	N/A	N/A	3	27	—	231
Zenith Products Corporation	Common stock	N/A	N/A	N/A	1	—	—	—
						27	—	231
Insurance
Captive Resources Midco, LLC	LLC units	N/A	N/A	N/A	1	—	—	146
Internet Pipeline, Inc.	Common stock	N/A	N/A	N/A	43	1	—	1
Internet Pipeline, Inc.	Preferred stock	N/A	N/A	N/A	—	98	—	98
						99	—	245
Investment Funds and Vehicles
Senior Loan Fund LLC(7)(8)	LLC interest	N/A	N/A	N/A	23,222	23,222	2.8	22,373
Leisure, Amusement, Motion Pictures and Entertainment
Competitor Group, Inc.	LLC interest	N/A	N/A	N/A	1	714	—	22
LMP TR Holdings, LLC	LLC units	N/A	N/A	N/A	712	712	—	22
Starplex Operating, L.L.C.	Common stock	N/A	N/A	N/A	1	183	0.1	409
Titan Fitness, LLC	LLC units	N/A	N/A	N/A	6	583	0.1	827
						2,192	0.2	1,280
Personal and Non-Durable Consumer Products
C.B. Fleet Company, Incorporated	LLC units	N/A	N/A	N/A	2	174	—	268
The Hygenic Corporation	LP interest	N/A	N/A	N/A	1	61	—	87
Massage Envy, LLC	LLC interest	N/A	N/A	N/A	749	749	0.2	1,058
Team Technologies Acquisition Company	Common stock	N/A	N/A	N/A	—	114	—	351
						1,098	0.2	1,764
Personal, Food and Miscellaneous Services
R.G. Barry Corporation	Preferred stock	N/A	N/A	N/A	—	161	—	157
Vetcor Professional Practices LLC	LLC units	N/A	N/A	N/A	85	85	—	85
Vetcor Professional Practices LLC	LLC units	N/A	N/A	N/A	766	766	0.1	766
						1,012	0.1	1,008
Printing and Publishing
Market Track, LLC	Preferred stock	N/A	N/A	N/A	—	145	—	195
Market Track, LLC	Common stock	N/A	N/A	N/A	1	145	—	272
						290	—	467
Retail Stores
Barcelona Restaurants, LLC(8)(11)	LP interest	N/A	N/A	N/A	1,996	1,996	0.7	5,523
Benihana, Inc.	LLC units	N/A	N/A	N/A	43	699	0.1	595
Cycle Gear, Inc.	LLC units	N/A	N/A	N/A	15	150	—	153
DentMall MSO, LLC	LLC units	N/A	N/A	N/A	2	—	—	—

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2015
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Shares/ Contracts	Cost	Percentage of Net Assets	Fair Value
Retail Stores – (continued)
DentMall MSO, LLC	LLC units	N/A	N/A	N/A	2	$97	—%	$106
Elite Sportswear, L.P.	LLC interest	N/A	N/A	N/A	—	73	—	71
Express Oil Change, LLC	LLC interest	N/A	N/A	N/A	81	81	—	153
Marshall Retail Group LLC, The	LLC units	N/A	N/A	N/A	15	154	—	59
Paper Source, Inc.	Common stock	N/A	N/A	N/A	8	1,387	0.2	1,455
RCP PetPeople LP	LP interest	N/A	N/A	N/A	889	889	0.2	1,331
RCPSI Corporation	LLC interest	N/A	N/A	N/A	455	455	0.1	455
Rubio's Restaurants, Inc.	Preferred stock A	N/A	N/A	N/A	2	945	0.3	2,711
Sneaker Villa, Inc.	LLC interest	N/A	N/A	N/A	4	411	0.1	583
SSH Corporation	Common stock	N/A	N/A	N/A	—	40	—	146
						7,377	1.7	13,341
Textiles and Leather
Southern Tide, LLC	LLC interest	N/A	N/A	N/A	2	191	—	222
Utilities
PowerPlan Holdings, Inc.	Common stock	N/A	N/A	N/A	—	303	—	319
PowerPlan Holdings, Inc.	Common stock	N/A	N/A	N/A	151	3	—	92
						306	—	411
Total equity investments United States						$64,737	9.8%	$80,181
Total United States						$1,517,314	188.6%	$1,529,784
Total Investments						$1,517,314	188.6%	$1,529,784
Cash, Restricted Cash and Cash Equivalents
Cash and Restricted Cash						$20,137	2.5%	$20,137
BlackRock Liquidity Funds T-Fund Institutional Shares (CUSIP 09248U718)						13,367	1.6	13,367
BNY Mellon US Dollar Liquidity Fund Institutional Shares (CUSIP G1206E235)						18,430	2.3	18,430
US Bank Money Market Account (CUSIP 9AMMF05B2)						45,550	5.6	45,550
Total Cash, Restricted Cash and Cash Equivalents						$97,484	12.0%	$97,484
Total Investments and Cash, Restricted Cash and Cash Equivalents						$1,614,798	200.6%	$1,627,268

*	Denotes that all or a portion of the loan secures the notes offered in the 2010 Debt Securitization (as defined in Note 7).
ˆ	Denotes that all or a portion of the loan secures the notes offered in the 2014 Debt Securitization (as defined in Note 7).
(1)	The majority of the investments bear interest at a rate that may be determined by reference to LIBOR or Prime and which reset daily, quarterly or semiannually. For each, the Company has provided the spread over LIBOR or Prime and the weighted average current interest rate in effect at September 30, 2015. Certain investments are subject to a LIBOR or Prime interest rate floor. For fixed rate loans, a spread above a reference rate is not applicable.
(2)	For portfolio companies with multiple interest rate contracts, the interest rate shown is a weighted average current interest rate in effect at September 30, 2015.

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2015
(In thousands)

(3)	The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par. The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.
(4)	The sale of a portion of this loan does not qualify for sale accounting under ASC Topic 860 — Transfers and Servicing, and therefore, the entire one stop loan asset remains in the Consolidated Schedule of Investments. (See Note 7 in the accompanying notes to the consolidated financial statements.)
(5)	The entire commitment was unfunded at September 30, 2015. As such, no interest is being earned on this investment.
(6)	Loan was on non-accrual status as of September 30, 2015, meaning that the Company has ceased recognizing interest income on the loan.
(7)	As defined in the Investment Company Act of 1940, as amended (the “1940 Act”), the Company is deemed to be both an “Affiliated Person” of and “Control” this portfolio company as the Company owns more than 25% of the portfolio company's outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement). See Note 5 in the accompanying notes to the consolidated financial statements for transactions during the year ended September 30, 2015 in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control.
(8)	The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company's total assets.
(9)	Non-income producing securities.
(10)	Ownership of certain equity investments may occur through a holding company or partnership.
(11)	As defined in the 1940 Act, the Company is deemed to be an “Affiliated Person” of the portfolio company as the Company along with affiliated entities owns five percent or more of the portfolio company's voting securities. See Note 5 in the accompanying notes to the financial statements for transactions during the year ended September 30, 2015 in which the issuer was an Affiliated Person (but not a portfolio company that the Company is deemed to control).

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 1. Organization

Golub Capital BDC, Inc. (“GBDC” and, collectively with its subsidiaries, the “Company”) is an externally managed, closed-end, non-diversified management investment company. GBDC has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for U.S. federal income tax purposes, GBDC has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Company’s investment strategy is to invest primarily in senior secured and one stop (a loan that combines characteristics of traditional first lien senior secured loans and second lien or subordinated loans) loans of U.S. middle-market companies. The Company may also selectively invest in second lien and subordinated (a loan that ranks senior only to a borrower’s equity securities and ranks junior to all of such borrower’s other indebtedness in priority of payment) loans of, and warrants and minority equity securities in, U.S. middle-market companies. The Company has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with GC Advisors LLC (the “Investment Adviser”), under which the Investment Adviser manages the day-to-day operations of, and provides investment advisory services to, the Company. Under an administration agreement (the “Administration Agreement”) the Company is provided with certain services by an administrator (the “Administrator”), which is currently Golub Capital LLC.

Note 2. Significant Accounting Policies and Recent Accounting Updates

Basis of presentation:  The Company is an investment company as defined in the accounting and reporting guidance under Accounting Standards Codification (“ASC”) Topic 946 — Financial Services —  Investment Companies (“ASC Topic 946”).

The accompanying consolidated financial statements of the Company and related financial information have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and pursuant to the requirements for reporting on Form 10-K and Articles 6 or 10 of Regulation S-X. In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications consisting solely of normal accruals that are necessary for the fair presentation of financial results as of and for the periods presented. All intercompany balances and transactions have been eliminated. Certain prior period amounts have been reclassified to conform to the current period presentation.

Fair value of financial instruments:  The Company applies fair value to all of its financial instruments in accordance with ASC Topic 820 — Fair Value Measurement (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC Topic 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity-specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 2. Significant Accounting Policies and Recent Accounting Updates  – (continued)

Any changes to the valuation methodology are reviewed by management and the Company’s board of directors (the “Board”) to confirm that the changes are appropriate. As markets change, new products develop and the pricing for products becomes more or less transparent, the Company will continue to refine its valuation methodologies. See further description of fair value methodology in Note 6.

Use of estimates:  The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Consolidation:  As provided under Regulation S-X and ASC Topic 946, the Company will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of the Company’s wholly-owned subsidiaries Golub Capital BDC 2010-1 Holdings LLC (“Holdings”), Golub Capital BDC 2010-1 LLC (“2010 Issuer”), Golub Capital BDC CLO 2014 LLC (“2014 Issuer”), Golub Capital BDC Funding LLC (“Funding”), Golub Capital BDC Holdings, LLC (“BDC Holdings”), GC SBIC IV, L.P. (“SBIC IV”), GC SBIC V, L.P. (“SBIC V”) and Golub Capital BDC Revolver Funding, LLC (“Revolver Funding”) in its consolidated financial statements. The Company does not consolidate its non-controlling interest in Senior Loan Fund LLC (“SLF”). See further description of the Company’s investment in SLF in Note 4.

Assets related to transactions that do not meet ASC Topic 860 — Transfers and Servicing (“ASC Topic 860”) requirements for accounting sale treatment are reflected in the Company’s consolidated statements of financial condition as investments. Those assets are owned by special purpose entities, including 2010 Issuer, 2014 Issuer, Funding and Revolver Funding, that are consolidated in the Company’s consolidated financial statements. The creditors of the special purpose entities have received security interests in such assets and such assets are not intended to be available to the creditors of GBDC (or any affiliate of GBDC).

Cash and cash equivalents:  Cash and cash equivalents are highly liquid investments with an original maturity of three months or less at the date of acquisition. The Company deposits its cash in financial institutions and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation insurance limits.

Restricted cash and cash equivalents:  Restricted cash and cash equivalents include amounts that are collected and are held by trustees who have been appointed as custodians of the assets securing certain of the Company’s financing transactions. Restricted cash is held by the trustees for payment of interest expense and principal on the outstanding borrowings or reinvestment into new assets. In addition, restricted cash and cash equivalents include amounts held within the Company’s small business investment company (“SBIC”) subsidiaries. The amounts held within the SBICs are generally restricted to the originations of new loans from the SBICs and the payment of U.S. Small Business Administration (“SBA”) debentures and related interest expense.

Revenue recognition:

Investments and related investment income:  Interest income is accrued based upon the outstanding principal amount and contractual interest terms of debt investments.

Loan origination fees, original issue discount and market discount or premium are capitalized, and the Company accretes or amortizes such amounts over the life of the loan as interest income. For the years ended September 30, 2016, 2015 and 2014, interest income included $8,662, $9,002 and $9,158, respectively, of accretion of discounts. For the years ended September 30, 2016, 2015 and 2014, the Company received loan origination fees of $11,686, $12,922 and $10,699, respectively.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 2. Significant Accounting Policies and Recent Accounting Updates  – (continued)

For investments with contractual payment-in-kind (“PIK”) interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, the Company will not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not collectible. For the years ended September 30, 2016, 2015 and 2014, the Company recorded PIK income of $1,171, $1,260 and $1,813, respectively, and received PIK payments in cash of $9, $465 and $2,373, respectively.

In addition, the Company may generate revenue in the form of amendment, structuring or due diligence fees, fees for providing managerial assistance, consulting fees and prepayment premiums on loans. The Company records these fees as fee income when received. All other income is recorded into income when earned. For the years ended September 30, 2016, 2015 and 2014, fee income included $1,066, $2,035 and $3,137 of prepayment premiums, respectively.

For the years ended September 30, 2016, 2015 and 2014, the Company received interest and fee income in cash, which excludes capitalized loan origination fees, in the amounts of $113,172, $108,677 and $96,612, respectively.

Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Each distribution received from limited liability company (“LLC”) and limited partnership (“LP”) investments is evaluated to determine if the distribution should be recorded as dividend income or a return of capital. Generally, the Company will not record distributions from equity investments in LLCs and LPs as dividend income unless there are sufficient accumulated tax-basis earnings and profits in the LLC or LP prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment. For the years ended September 30, 2016, 2015 and 2014, the Company recorded dividend income of $4,638, $1,562 and $1,766, respectively, and return of capital distributions of $5,196, $128 and $4,973, respectively.

Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized. The Company reports current period changes in fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

Non-accrual loans:  A loan may be left on accrual status during the period the Company is pursuing repayment of the loan. Management reviews all loans that become 90 days or more past due on principal and interest, or when there is reasonable doubt that principal or interest will be collected, for possible placement on non-accrual status. When a loan is placed on non-accrual status, unpaid interest credited to income is reversed. Additionally, any original issue discount and market discount are no longer accreted to interest income as of the date the loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, payments are likely to remain current. The total fair value of non-accrual loans was $1,326 and $6,487 as of September 30, 2016 and 2015, respectively.

Partial loan sales:  The Company follows the guidance in ASC Topic 860 when accounting for loan participations and other partial loan sales. Such guidance requires a participation or other partial loan sale to meet the definition of a “participating interest”, as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain on the Company’s consolidated statements of financial condition and the proceeds are recorded as a secured borrowing until the definition is met. Secured borrowings are carried at fair value to correspond with the related investments, which are carried at fair value. See Note 7 for additional information.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 2. Significant Accounting Policies and Recent Accounting Updates  – (continued)

Income taxes:  The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify and be subject to tax as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute dividends to its stockholders of an amount generally at least equal to 90% of investment company taxable income, as defined by the Code and determined without regard to any deduction for dividends paid, for each tax year. The Company has made, and intends to continue to make, the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes with respect to all income distributed to its stockholders.

Depending on the level of taxable income earned in a tax year, the Company may choose to retain taxable income in excess of current year dividend distributions, and would distribute such taxable income in the next tax year. The Company may then be required to pay a 4% excise tax on such income.. To the extent that the Company determines that its estimated current year annual taxable income, determined on a calendar year basis, could exceed estimated current calendar year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the year ended September 30, 2016, $333 was recorded for U.S. federal excise tax. For each of the years ended September 30, 2015 and 2014, no amount was recorded for U.S. federal excise tax.

The Company accounts for income taxes in conformity with ASC Topic 740 — Income Taxes (“ASC Topic 740”). ASC Topic 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC Topic 740 requires the evaluation of tax positions taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. It is the Company’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax expense. There were no material uncertain income tax positions through September 30, 2016. The 2013 through 2015 tax years remain subject to examination by U.S. federal and most state tax authorities.

Dividends and distributions:  Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend or distribution is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment.

The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for reinvestment of any distributions the Company declares in cash on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Board authorizes and the Company declares a cash distribution, then stockholders who participate in the DRIP will have their cash distribution reinvested in additional shares of the Company’s common stock, rather than receiving the cash distribution. The Company may use newly issued shares under the guidelines of the DRIP (if the Company’s shares are trading at a premium to net asset value), or the Company may purchase shares in the open market in connection with the obligations under the plan. In particular, if the Company’s shares are trading at a significant discount to net asset value (“NAV”) and the Company is otherwise permitted under applicable law to purchase such shares, the Company intends to purchase shares in the open market in connection with any obligations under the DRIP.

In the event the market price per share of the Company’s common stock on the date of a distribution exceeds the most recently computed NAV per share of the common stock, the Company will issue shares of common stock to participants in the DRIP at the greater of the most recently computed NAV per share of common stock or 95% of the current market price per share of common stock (or such lesser discount to the current market price per share that still exceeds the most recently computed NAV per share of common stock).

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 2. Significant Accounting Policies and Recent Accounting Updates  – (continued)

Share repurchase plan:  The Company has a share repurchase program (the “Program”) which allows the Company to repurchase up to $50,000 of the Company’s outstanding common stock on the open market at prices below the Company’s NAV as reported in its most recently published consolidated financial statements. The Board most recently reapproved the Program in August 2016 and the Program may be implemented at the discretion of management. The shares may be purchased from time to time at prevailing market prices, through open market transactions, including block transactions. The Company did not make any repurchases of its common stock during the years ended September 30, 2016 and 2015.

Deferred debt issuance costs:  Deferred debt issuance costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. As of September 30, 2016 and 2015, the Company had deferred debt issuance costs of $5,627 and $7,624 respectively. These amounts are amortized and included in interest expense in the consolidated statements of operations over the estimated average life of the borrowings. Amortization expense for the years ended September 30, 2016, 2015 and 2014 was $4,184, $4,506 and $3,030, respectively.

Deferred offering costs:  Deferred offering costs consist of fees paid in relation to legal, accounting, regulatory and printing work completed in preparation of equity offerings. Deferred offering costs are charged against the proceeds from equity offerings when received. As of September 30, 2016 and 2015, deferred offering costs, which are included in other assets on the consolidated statements of financial condition, were $145 and $174, respectively.

Accounting for derivative instruments:  The Company does not utilize hedge accounting and marks its derivatives, if any, to market through a net change in unrealized appreciation (depreciation) on derivative instruments in the consolidated statements of operations.

Recent accounting pronouncements:  In April 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-03, Interest — Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs, which requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. This guidance is effective for annual reporting periods, and the interim periods within those periods, beginning after December 15, 2015 and early adoption is permitted. The Company has elected to adopt the ASU which did not have a material impact on the Company’s consolidated financial statements other than corresponding reductions to total assets and total liabilities on the consolidated statements of financial condition. Prior to adoption, the Company recorded deferred debt issuance costs as deferred financing costs as an asset on the consolidated statements of financial condition. Upon adoption, the Company reclassified these costs as unamortized debt issuance costs that reduce debt in the liabilities on the consolidated statements of financial condition and retrospectively reclassified the $7,624 of deferred debt issuance costs that were previously presented as deferred financing costs as an asset as of September 30, 2015.

Note 3. Related Party Transactions

Investment Advisory Agreement:  Under the Investment Advisory Agreement, the Investment Adviser manages the day-to-day operations of, and provides investment advisory services to, GBDC. The Board most recently reapproved the Investment Advisory Agreement in May 2016. The Investment Adviser is a registered investment adviser with the Securities and Exchange Commission (the “SEC”). The Investment Adviser receives fees for providing services, consisting of two components, a base management fee and an Incentive Fee (as defined below).

The base management fee is calculated at an annual rate equal to 1.375% of average adjusted gross assets at the end of the two most recently completed calendar quarters (including assets purchased with borrowed funds and securitization-related assets, leverage, unrealized depreciation or appreciation on

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 3. Related Party Transactions  – (continued)

derivative instruments and cash collateral on deposit with custodian but adjusted to exclude cash and cash equivalents so that investors do not pay the base management fee on such assets) and is payable quarterly in arrears. Additionally, the Investment Adviser is voluntarily excluding assets funded with secured borrowing proceeds from the base management fee. The base management fee is adjusted, based on the actual number of day’s elapsed relative to the total number of days in such calendar quarter, for any share issuances or repurchases during such calendar quarter. For purposes of the Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper instruments maturing within 270 days of purchase (which is different than the GAAP definition, which defines cash equivalents as U.S. government securities and commercial paper instruments maturing within 90 days of purchase). To the extent that the Investment Adviser or any of its affiliates provides investment advisory, collateral management or other similar services to a subsidiary of the Company, the base management fee will be reduced by an amount equal to the product of (1) the total fees paid to the Investment Adviser by such subsidiary for such services and (2) the percentage of such subsidiary’s total equity, including membership interests and any class of notes not exclusively held by one or more third parties, that is owned, directly or indirectly, by the Company.

The Company has structured the calculation of the Incentive Fee to include a fee limitation such that an Incentive Fee for any quarter can only be paid to the Investment Adviser if, after such payment, the cumulative Incentive Fees paid to the Investment Adviser since April 13, 2010, the effective date of the Company’s election to become a BDC, would be less than or equal to 20.0% of the Company’s Cumulative Pre-Incentive Fee Net Income (as defined below).

The Company accomplishes this limitation by subjecting each quarterly Incentive Fee payable under the Income and Capital Gain Incentive Fee Calculation (as defined below) to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap in any quarter is equal to the difference between (a) 20.0% of Cumulative Pre-Incentive Fee Net Income and (b) cumulative Incentive Fees of any kind paid to the Investment Adviser by GBDC since April 13, 2010. To the extent the Incentive Fee Cap is zero or a negative value in any quarter, no Incentive Fee would be payable in that quarter. If, for any relevant period, the Incentive Fee Cap calculation results in the Company paying less than the amount of the Incentive Fee calculated above, then the difference between the Incentive Fee and the Incentive Fee Cap will not be paid by GBDC and will not be received by the Investment Adviser as an Incentive Fee either at the end of such relevant period or at the end of any future period. “Cumulative Pre-Incentive Fee Net Income” is equal to the sum of (a) Pre-Incentive Fee Net Investment Income (as defined below) for each period since April 13, 2010 and (b) cumulative aggregate realized capital gains, cumulative aggregate realized capital losses, cumulative aggregate unrealized capital depreciation and cumulative aggregate unrealized capital appreciation since April 13, 2010.

“Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the calendar quarter (including the base management fee, taxes, any expenses payable under the Investment Advisory Agreement and the Administration Agreement, any expenses of securitizations and any interest expense and dividends paid on any outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that the Company has not yet received in cash.

Incentive Fees are calculated and payable quarterly in arrears (or, upon termination of the Investment Advisory Agreement, as of the termination date).

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 3. Related Party Transactions  – (continued)

The income and capital gains incentive fee calculation (the “Income and Capital Gain Incentive Fee Calculation”) has two parts, the income component (the “Income Incentive Fee”) and the capital gains component (the “Capital Gain Incentive Fee” and, together with the Income Incentive Fee, the “Incentive Fee”). The Income Incentive Fee is calculated quarterly in arrears based on the Company’s Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter.

For the years ended September 30, 2016, 2015, and 2014, the Income Incentive Fee incurred was $6,022, $7,489, and $10,032, respectively.

Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the Income Incentive Fee, it is possible that an Incentive Fee may be calculated under this formula with respect to a period in which the Company has incurred a loss. For example, if the Company receives Pre-Incentive Fee Net Investment Income in excess of the hurdle rate (as defined below) for a calendar quarter, the Income Incentive Fee will result in a positive value and an Incentive Fee will be paid unless the payment of such Incentive Fee would cause the Company to pay Incentive Fees on a cumulative basis that exceed the Incentive Fee Cap. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets (defined as total assets less indebtedness and before taking into account any Incentive Fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2.0% quarterly. If market interest rates rise, the Company may be able to invest funds in debt instruments that provide for a higher return, which would increase Pre-Incentive Fee Net Investment Income and make it easier for the Investment Adviser to surpass the fixed hurdle rate and receive an Incentive Fee based on such net investment income.

The Company’s Pre-Incentive Fee Net Investment Income used to calculate this part of the Incentive Fee is also included in the amount of its total assets (excluding cash and cash equivalents but including assets purchased with borrowed funds and securitization-related assets, unrealized depreciation or appreciation on derivative instruments and cash collateral on deposit with custodian) used to calculate the 1.375% base management fee annual rate.

The Company calculates the Income Incentive Fee with respect to its Pre-Incentive Fee Net Investment Income quarterly, in arrears, as follows:

•	Zero in any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate;
•	100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. This portion of the Company’s Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than 2.5%) is referred to as the “catch-up” provision. The catch-up is meant to provide the Investment Adviser with 20.0% of the Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply if the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.5% in any calendar quarter; and
•	20.0% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any calendar quarter.

The Capital Gain Incentive Fee equals (a) 20.0% of the Company’s Capital Gain Incentive Fee Base (as defined below), if any, calculated in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), which commenced with the calendar year ending December 31, 2010, less (b) the aggregate amount of any previously paid Capital Gain Incentive Fees. The Company’s “Capital Gain Incentive Fee Base” equals (1) the sum of (i) realized capital gains, if any, on a cumulative positive basis from the date the Company elected to become a BDC through the end of each

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 3. Related Party Transactions  – (continued)

calendar year, (ii) all realized capital losses on a cumulative basis, (iii) all unrealized capital depreciation on a cumulative basis less (2) all unamortized deferred financing costs, if and to the extent such costs exceed all unrealized capital appreciation on a cumulative basis.

•	The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in the Company’s portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.
•	The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in the Company’s portfolio when sold and (b) the accreted or amortized cost basis of such investment.
•	The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Company’s portfolio as of the applicable Capital Gain Incentive Fee calculation date and (b) the accreted or amortized cost basis of such investment.

The Capital Gain Incentive Fee payable as calculated under the Investment Advisory Agreement (as described above) for each of the years ended September 30, 2016, 2015 and 2014 was $0. However, in accordance with GAAP, the Company is required to include the aggregate unrealized capital appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis, as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. If the Capital Gain Incentive Fee Base, adjusted as required by GAAP to include unrealized appreciation, is positive at the end of a period, then GAAP requires the Company to accrue a capital gain incentive fee equal to 20% of such amount, less the aggregate amount of the actual Capital Gain Incentive Fees paid and capital gain incentive fees accrued under GAAP in all prior periods. If such amount is negative, then there is no accrual for such period. The resulting accrual under GAAP in a given period may result in additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. There can be no assurance that such unrealized capital appreciation will be realized in the future. Since inception through September 30, 2016, the Company has not made any Capital Gain Incentive Fee payments. For the years ended September 30, 2016, 2015, and 2014, the Company accrued a capital gain incentive fee under GAAP of $1,244, $2,737, and $96, respectively.

The sum of the Income Incentive Fee and the Capital Gain Incentive Fee is the “Incentive Fee.”

Administration Agreement:  Under the Administration Agreement, the Administrator furnishes the Company with office facilities and equipment, provides the Company with clerical, bookkeeping and record keeping services at such facilities and provides the Company with other administrative services as the Administrator, subject to review by the Board, determines necessary to conduct the Company’s day-to-day operations. GBDC reimburses the Administrator the allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, fees and expenses associated with performing compliance functions and GBDC’s allocable portion of the cost of its chief financial officer and chief compliance officer and their respective staffs. The Board reviews such expenses to determine that these expenses are reasonable and comparable to administrative services charged by unaffiliated third party asset managers. Under the Administration Agreement, the Administrator also provides, on the Company’s behalf, managerial assistance to those portfolio companies to which the Company is required to provide such assistance and will be paid an additional amount based on the cost of the services provided, which amount shall not exceed the amount the Company receives from such portfolio companies.

Included in accounts payable and accrued expenses is $566 and $606 as of September 30, 2016 and 2015, respectively, for accrued allocated shared services under the Administration Agreement.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 3. Related Party Transactions  – (continued)

Other related party transactions:  The Administrator pays for certain unaffiliated third-party expenses incurred by the Company. Such expenses include postage, printing, office supplies, rating agency fees and professional fees. These expenses are not marked-up and represent the same amount the Company would have paid had the Company paid the expenses directly. These expenses are subsequently reimbursed in cash.

Total expenses reimbursed to the Administrator during the years ended September 30, 2016, 2015 and 2014 were $2,438, $960 and $1,388, respectively.

As of September 30, 2016 and 2015, included in accounts payable and accrued expenses were $582 and $554, respectively, for accrued expenses paid on behalf of the Company by the Administrator.

During the years ended September 30, 2016 and 2015 the Company sold $157,795 and $288,971, respectively, of investments and unfunded commitments to SLF at fair value and recognized $1,124 and $2,083, respectively, of net realized gains. The Company did not sell any investments or unfunded commitments to SLF during the year ended September 30, 2014.

On June 22, 2016, the Company entered into an unsecured revolving credit facility with the Investment Adviser (the “Adviser Revolver”), with a maximum credit limit of $20,000 and expiration date of June 22, 2019. Refer to Note 7 for discussion of the Adviser Revolver.

For the years ended September 30, 2016, 2015 and 2014, SLF incurred an administrative service fee of $457, $249 and $139, respectively, to reimburse the Adiministrator for expenses pursuant to an administrative and loan services agreement by and between SLF and the Administrator.

Note 4. Investments

Investments consisted of the following:

	As of September 30, 2016			As of September 30, 2015
	Par	Amortized Cost	Fair Value	Par	Amortized Cost	Fair Value
Senior secured	$164,818	$162,969	$162,849	$199,573	$197,189	$197,329
One stop	1,321,494	1,303,056	1,304,467	1,153,450	1,137,654	1,134,222
Second lien	27,909	27,579	27,909	39,924	39,464	39,774
Subordinated debt	1,750	1,750	1,427	1,707	1,707	1,715
Subordinated notes in SLF(1)	77,301	77,301	77,301	76,563	76,563	76,563
LLC equity interests in SLF(1)	N/A	31,339	26,927	N/A	23,222	22,373
Equity	N/A	46,179	59,732	N/A	41,515	57,808
Total	$1,593,272	$1,650,173	$1,660,612	$1,471,217	$1,517,314	$1,529,784

(1)	SLF’s proceeds from the subordinated notes and LLC equity interests invested in SLF were utilized by SLF to invest in senior secured loans.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments  – (continued)

The following tables show the portfolio composition by geographic region at amortized cost and fair value as a percentage of total investments in portfolio companies. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

	As of September 30, 2016		As of September 30, 2015
Amortized Cost:
United States
Mid-Atlantic	$411,509	24.9%	$400,538	26.4%
Midwest	353,117	21.4	288,923	19.0
West	289,208	17.5	245,455	16.2
Southeast	364,203	22.1	376,243	24.8
Southwest	117,168	7.1	92,714	6.1
Northeast	100,056	6.1	113,441	7.5
Canada	14,912	0.9	—	—
Total	$1,650,173	100.0%	$1,517,314	100.0%
Fair Value:
United States
Mid-Atlantic	$403,536	24.3%	$395,779	25.9%
Midwest	357,059	21.5	292,826	19.1
West	288,047	17.3	250,264	16.4
Southeast	368,450	22.2	376,653	24.6
Southwest	119,641	7.2	95,524	6.2
Northeast	108,866	6.6	118,738	7.8
Canada	15,013	0.9	—	—
Total	$1,660,612	100.0%	$1,529,784	100.0%

The industry compositions of the portfolio at amortized cost and fair value were as follows:

	As of September 30, 2016			As of September 30, 2015
Amortized Cost:
Aerospace and Defense	$64,220	3.9%		$87,245	5.7%
Automobile	25,293	1.5		15,451	1.0
Banking	17,447	1.1		17,059	1.1
Beverage, Food and Tobacco	141,879	8.6		133,352	8.8
Broadcasting and Entertainment	1,471	0.1		1,485	0.1
Buildings and Real Estate	24,386	1.5		31,039	2.0
Chemicals, Plastics and Rubber	73	0.0	*	6,166	0.4
Containers, Packaging and Glass	3,477	0.2		31,429	2.1
Diversified Conglomerate Manufacturing	84,255	5.1		66,939	4.4
Diversified Conglomerate Service	270,691	16.4		209,454	13.8
Ecological	15,343	0.9		—	—
Electronics	144,560	8.8		134,487	8.9
Finance	—	—		10,056	0.7
Grocery	17,051	1.0		21,670	1.4
Healthcare, Education and Childcare	322,793	19.6		227,871	15.0
Home and Office Furnishings, Housewares and Durable Consumer	17,796	1.1		25,102	1.7
Hotels, Motels, Inns, and Gaming	804	0.0	*	—	—
Insurance	32,652	2.0		31,407	2.1
Investment Funds and Vehicles	108,640	6.6		99,785	6.6

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments  – (continued)

	As of September 30, 2016		As of September 30, 2015
Leisure, Amusement, Motion Pictures and Entertainment	56,004	3.4	60,696	4.0
Mining, Steel, Iron and Non-Precious Metals	4,562	0.3	4,968	0.3
Oil and Gas	2,287	0.1	1,241	0.1
Personal and Non-Durable Consumer Products	37,531	2.3	35,021	2.3
Personal, Food and Miscellaneous Services	64,790	3.9	49,873	3.3
Printing and Publishing	46,049	2.8	32,791	2.2
Retail Stores	130,991	7.9	170,100	11.2
Telecommunications	2,170	0.1	2,315	0.2
Textiles and Leather	2,015	0.1	5,195	0.3
Utilities	10,943	0.7	5,117	0.3
Total	$1,650,173	100.0%	$1,517,314	100.0%

*	Represents an amount less than 0.1%

	As of September 30, 2016			As of September 30, 2015
Fair Value:
Aerospace and Defense	$59,120	3.6%		$84,370	5.5%
Automobile	25,911	1.6		15,627	1.0
Banking	17,529	1.1		17,177	1.1
Beverage, Food and Tobacco	145,658	8.8		135,937	8.9
Broadcasting and Entertainment	1,483	0.1		1,496	0.1
Buildings and Real Estate	24,852	1.5		31,277	2.0
Chemicals, Plastics and Rubber	75	0.0	*	6,241	0.4
Containers, Packaging and Glass	3,489	0.2		32,553	2.1
Diversified Conglomerate Manufacturing	84,306	5.1		67,337	4.4
Diversified Conglomerate Service	274,198	16.5		212,411	13.9
Ecological	15,618	0.9		—	—
Electronics	146,319	8.8		136,161	8.9
Finance	—	—		10,290	0.7
Grocery	17,862	1.1		21,843	1.4
Healthcare, Education and Childcare	327,287	19.7		228,136	14.9
Home and Office Furnishings, Housewares and Durable Consumer	16,498	1.0		23,750	1.6
Hotels, Motels, Inns, and Gaming	815	0.0	*	—	—
Insurance	33,303	2.0		31,694	2.1
Investment Funds and Vehicles	104,228	6.3		98,936	6.5
Leisure, Amusement, Motion Pictures and Entertainment	51,397	3.1		59,032	3.9
Mining, Steel, Iron and Non-Precious Metals	3,914	0.2		4,999	0.3
Oil and Gas	2,305	0.1		1,256	0.1
Personal and Non-Durable Consumer Products	37,895	2.3		36,119	2.4
Personal, Food and Miscellaneous Services	66,198	4.0		50,629	3.3
Printing and Publishing	46,814	2.8		33,019	2.2
Retail Stores	137,940	8.3		176,633	11.5
Telecommunications	2,111	0.1		2,294	0.1
Textiles and Leather	2,061	0.1		5,271	0.3
Utilities	11,426	0.7		5,296	0.4
Total	$1,660,612	100.0%		$1,529,784	100.0%

*	Represents an amount less than 0.1%

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments  – (continued)

Senior Loan Fund LLC:

The Company co-invests with RGA Reinsurance Company (“RGA”) in senior secured loans through SLF, an unconsolidated Delaware LLC. SLF is capitalized as transactions are completed and all portfolio and investment decisions in respect of SLF must be approved by the SLF investment committee consisting of two representatives of each of the Company and RGA (with unanimous approval required from (i) one representative of each of the Company and RGA or (ii) both representatives of each of the Company and RGA). SLF may cease making new investments upon notification of either member but operations will continue until all investments have been sold or paid-off in the normal course of business. Investments held by SLF are measured by SLF at fair value using the same valuation methodologies as described in Note 6 and the determination of such fair value is not included in the Board's valuation process.

SLF is capitalized with subordinated notes and LLC equity interest subscriptions from its members. As of September 30, 2016 and 2015, the Company and RGA owned 87.5% and 12.5%, respectively, of both the outstanding subordinated notes and LLC equity interests. SLF’s profits and losses are allocated to the Company and RGA in accordance with their respective 87.5% and 12.5% ownership interests. Additionally, SLF has entered into a senior secured revolving credit facility (as amended, the “SLF Credit Facility”) with Wells Fargo Bank, N.A., through its wholly-owned subsidiary Senior Loan Fund II LLC (“SLF II”), which, as of September 30, 2016, allowed SLF II to borrow up to $300,000 at any one time outstanding, subject to leverage and borrowing base restrictions.

As of September 30, 2016 and 2015, SLF had the following commitments from its members:

	As of September 30, 2016		As of September 30, 2015
	Committed	Funded(1)	Committed	Funded(1)
Subordinated note commitments(2)	$160,000	$88,344	$160,000	$87,500
LLC equity commitments(2)	40,000	35,816	40,000	26,540
Total	$200,000	$124,160	$200,000	$114,040

(1)	Funded subordinated note commitments are presented net of repayments subject to recall and funded LLC equity commitments are presented net of return of capital distributions subject to recall.
(2)	Commitments presented are combined for the Company and RGA.

As of September 30, 2016 and 2015, SLF had total assets at fair value of $332,786 and $323,395, respectively. As of September 30, 2016, SLF had one portfolio company investment on non-accrual status and the total fair value of non-accrual loans was $6,686. As of September 30, 2015, SLF did not have any portfolio company investments on non-accrual status. The portfolio companies in SLF are in industries similar to those in which the Company may invest directly. Additionally, as of September 30, 2016 and 2015, SLF had commitments to fund various undrawn revolvers and delayed draw investments to its portfolio companies totaling $24,104 and $30,840, respectively.

Below is a summary of SLF’s portfolio, followed by a listing of the individual loans in SLF’s portfolio as of September 30, 2016 and 2015:

	As of September 30,
	2016	2015
Senior secured loans(1)	$331,473	$320,583
Weighted average current interest rate on senior secured loans(2)	6.0%	5.8%
Number of borrowers in SLF	62	62
Largest portfolio company investments(1)	$13,050	$12,734
Total of five largest portfolio company investments(1)	$61,118	$59,917

(1)	At principal/par amount.
(2)	Computed as the (a) annual stated interest rate on accruing senior secured loans divided by (b) total senior secured loans at principal/par amount.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments  – (continued)

SLF Loan Portfolio as of September 30, 2016

Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)		Principal/ Par Amount	Fair Value(2)
1A Smart Start LLC(3)	Home and Office Furnishings, Housewares, and Durable Consumer	Senior loan	02/2022	5.8%		$2,116	$2,111
ACTIVE Network, Inc.	Electronics	Senior loan	11/2020	5.5		1,945	1,938
Advanced Pain Management Holdings, Inc.	Healthcare, Education and Childcare	Senior loan	02/2018	6.3		6,805	6,601
Advanced Pain Management Holdings, Inc.	Healthcare, Education and Childcare	Senior loan	02/2018	6.3		466	452
Advanced Pain Management Holdings, Inc.(4)	Healthcare, Education and Childcare	Senior loan	02/2018	N/A	(5)	—	(35)
Aimbridge Hospitality, LLC(3)	Hotels, Motels, Inns, and Gaming	Senior loan	10/2018	5.8		5,037	5,037
American Seafoods Group LLC	Beverage, Food and Tobacco	Senior loan	08/2021	6.0		4,818	4,806
Argon Medical Devices, Inc.	Healthcare, Education and Childcare	Senior loan	12/2021	5.8		3,895	3,895
Arise Virtual Solutions, Inc.(3)	Telecommunications	Senior loan	12/2018	7.8		10,804	10,264
Arise Virtual Solutions, Inc.(3)(4)	Telecommunications	Senior loan	12/2018	N/A	(5)	—	(28)
Atkins Nutritionals, Inc.(3)	Beverage, Food and Tobacco	Senior loan	01/2019	6.3		5,664	5,664
BMC Software, Inc.	Electronics	Senior loan	09/2020	5.0		1,876	1,813
Boot Barn, Inc.	Retail Stores	Senior loan	06/2021	5.5		10,667	10,667
Brandmuscle, Inc.	Printing and Publishing	Senior loan	12/2021	5.8		4,948	4,938
C.B. Fleet Company, Incorporated	Personal and Non Durable Consumer Products	Senior loan	12/2021	5.8		7,613	7,613
Checkers Drive-In Restaurants, Inc.	Beverage, Food and Tobacco	Senior loan	01/2022	6.5		4,460	4,427
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior loan	12/2020	6.3		8,677	8,677
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior loan	12/2020	6.3		4,373	4,373
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	6.5		2,466	2,454
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	6.5		1,240	1,234
CPI Buyer, LLC (Cole-Parmer)(3)	Healthcare, Education and Childcare	Senior loan	08/2021	5.5		5,805	5,776
Curo Health Services LLC(3)	Healthcare, Education and Childcare	Senior loan	02/2022	6.5		5,910	5,928
DentMall MSO, LLC(6)	Retail Stores	Senior loan	07/2019	6.0		10,147	6,088
DentMall MSO, LLC(6)	Retail Stores	Senior loan	07/2019	6.0		1,000	598
DISA Holdings Acquisition Subsidiary Corp.	Diversified/Conglomerate Service	Senior loan	12/2020	5.5		4,568	4,431
DISA Holdings Acquisition Subsidiary Corp.	Diversified/Conglomerate Service	Senior loan	12/2020	5.5		255	224
EAG, INC. (Evans Analytical Group)	Diversified/Conglomerate Service	Senior loan	07/2017	5.0		2,113	2,113
Encore GC Acquisition, LLC(3)	Healthcare, Education and Childcare	Senior loan	01/2020	6.3		4,773	4,773
Encore GC Acquisition, LLC(3)	Healthcare, Education and Childcare	Senior loan	01/2020	7.8		164	164
Express Oil Change, LLC(3)	Retail Stores	Senior loan	12/2017	6.0		4,841	4,841
Extreme Reach Inc.	Broadcasting and Entertainment	Senior loan	02/2020	7.3		1,976	1,998
Federal-Mogul Corporation	Automobile	Senior loan	04/2021	4.8		3,920	3,799
Flexan, LLC	Chemicals, Plastics and Rubber	Senior loan	02/2020	6.3		6,090	6,090
Harvey Tool Company, LLC(3)	Diversified/Conglomerate Manufacturing	Senior loan	03/2020	6.0		3,108	3,108
Jensen Hughes, Inc.	Diversified/Conglomerate Service	Senior loan	12/2021	6.3		2,342	2,342
Jensen Hughes, Inc.	Diversified/Conglomerate Service	Senior loan	12/2021	6.0		104	104
Jensen Hughes, Inc.	Diversified/Conglomerate Service	Senior loan	12/2021	6.2		65	65
Joerns Healthcare, LLC(3)	Healthcare, Education and Childcare	Senior loan	05/2020	6.0		9,598	9,118
Julio & Sons Company	Beverage, Food and Tobacco	Senior loan	12/2018	6.5		6,834	6,834
Julio & Sons Company	Beverage, Food and Tobacco	Senior loan	12/2018	6.5		1,061	1,061

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments  – (continued)

SLF Loan Portfolio as of September 30, 2016 – (continued)

Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)		Principal/ Par Amount	Fair Value(2)
Julio & Sons Company	Beverage, Food and Tobacco	Senior loan	12/2018	6.5%		$596	$596
K&N Engineering, Inc.(3)	Automobile	Senior loan	07/2019	6.8		3,781	3,781
K&N Engineering, Inc.(3)	Automobile	Senior loan	07/2019	5.3		179	179
Loar Group Inc.	Aerospace and Defense	Senior loan	01/2022	5.8		2,233	2,233
Mediaocean LLC(3)	Diversified/Conglomerate Service	Senior loan	08/2022	5.8		3,137	3,137
Northwestern Management Services, LLC(3)	Healthcare, Education and Childcare	Senior loan	10/2019	6.5		4,288	4,224
Northwestern Management Services, LLC(3)	Healthcare, Education and Childcare	Senior loan	10/2019	6.5		470	463
Northwestern Management Services, LLC(3)	Healthcare, Education and Childcare	Senior loan	10/2019	7.5		1	1
Paradigm DKD Group, LLC	Buildings and Real Estate	Senior loan	11/2018	6.5		1,998	1,958
Paradigm DKD Group, LLC	Buildings and Real Estate	Senior loan	11/2018	6.7		180	166
Pasternack Enterprises, Inc. and Fairview Microwave, Inc(3)	Diversified/Conglomerate Manufacturing	Senior loan	05/2022	6.0		1,640	1,623
Payless ShoeSource, Inc.	Retail Stores	Senior loan	03/2021	5.0		1,955	1,163
Pentec Acquisition Sub, Inc.	Healthcare, Education and Childcare	Senior loan	05/2018	6.3		1,419	1,419
PetVet Care Centers LLC(3)	Personal, Food and Miscellaneous Services	Senior loan	12/2020	5.8		5,895	5,895
PetVet Care Centers LLC(3)	Personal, Food and Miscellaneous Services	Senior loan	12/2020	5.8		1,219	1,219
PowerPlan Holdings, Inc.(3)	Utilities	Senior loan	02/2022	5.8		11,994	11,994
PPT Management, LLC	Healthcare, Education and Childcare	Senior loan	04/2020	6.0		13,026	13,026
PPT Management, LLC	Healthcare, Education and Childcare	Senior loan	04/2020	6.0		10	10
Premise Health Holding Corp.(3)	Healthcare, Education and Childcare	Senior loan	06/2020	5.5		11,891	11,891
Pyramid Healthcare, Inc.(3)	Healthcare, Education and Childcare	Senior loan	08/2019	6.8		8,354	8,354
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior loan	08/2019	7.8		373	373
R.G. Barry Corporation	Personal, Food and Miscellaneous Services	Senior loan	09/2019	6.0		5,880	5,821
Radiology Partners, Inc.(3)	Healthcare, Education and Childcare	Senior loan	09/2020	6.5		7,072	7,001
Radiology Partners, Inc.(3)	Healthcare, Education and Childcare	Senior loan	09/2020	6.5		801	792
Radiology Partners, Inc.(3)	Healthcare, Education and Childcare	Senior loan	09/2020	6.5		510	505
Radiology Partners, Inc.(3)(4)	Healthcare, Education and Childcare	Senior loan	09/2020	N/A	(5)	—	(6)
Radiology Partners, Inc.(3)(4)	Healthcare, Education and Childcare	Senior loan	09/2020	N/A	(5)	—	(3)
Reliant Pro ReHab, LLC(3)	Healthcare, Education and Childcare	Senior loan	12/2017	6.0		3,337	3,337
RSC Acquisition, Inc.(3)	Insurance	Senior loan	11/2022	6.3		3,732	3,732
RSC Acquisition, Inc.(3)	Insurance	Senior loan	11/2022	6.3		172	172
RSC Acquisition, Inc.	Insurance	Senior loan	11/2020	6.8		33	33
Rubio's Restaurants, Inc.(3)	Beverage, Food and Tobacco	Senior loan	11/2018	6.0		5,044	5,044
Rug Doctor LLC	Personal and Non Durable Consumer Products	Senior loan	06/2018	6.3		7,780	7,780
Saldon Holdings, Inc.	Diversified/Conglomerate Service	Senior loan	09/2021	5.5		2,718	2,718
Sarnova HC, LLC	Healthcare, Education and Childcare	Senior loan	01/2022	5.8		3,722	3,722
SEI, Inc.	Electronics	Senior loan	07/2021	5.8		8,711	8,711
Self Esteem Brands, LLC(3)	Leisure, Amusement, Motion Pictures, Entertainment	Senior loan	02/2020	5.0		6,342	6,342
Severin Acquisition, LLC(3)	Diversified/Conglomerate Service	Senior loan	07/2021	5.9		4,882	4,858
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8		951	932
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8		75	74
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8		75	73

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments  – (continued)

SLF Loan Portfolio as of September 30, 2016 – (continued)

Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)		Principal/ Par Amount	Fair Value(2)
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8%		$75	$73
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8		75	73
Smashburger Finance LLC(4)	Beverage, Food and Tobacco	Senior loan	05/2018	N/A	(5)	—	(2)
Systems Maintenance Services Holding, Inc.(3)	Electronics	Senior loan	10/2019	5.0		2,396	2,396
Tate's Bake Shop, Inc.(3)	Beverage, Food and Tobacco	Senior loan	08/2019	6.0		2,955	2,955
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	5.3		4,582	4,566
Transaction Data Systems, Inc.(3)	Diversified/Conglomerate Service	Senior loan	06/2021	6.3		5,260	5,260
Transaction Data Systems, Inc.	Diversified/Conglomerate Service	Senior loan	06/2020	5.5		9	8
W3 Co.	Oil and Gas	Senior loan	03/2020	5.8		2,924	2,295
Worldwide Express Operations, LLC	Cargo Transport	Senior loan	07/2019	6.0		4,869	4,869
Worldwide Express Operations, LLC	Cargo Transport	Senior loan	07/2019	6.0		100	100
Young Innovations, Inc.(3)	Healthcare, Education and Childcare	Senior loan	01/2019	5.3		3,804	3,818
Young Innovations, Inc.(3)	Healthcare, Education and Childcare	Senior loan	01/2018	6.8		122	118
Zest Holdings, LLC	Healthcare, Education and Childcare	Senior loan	08/2020	5.8		5,282	5,282
						$331,473	$323,510

(1)	Represents the weighted average annual current interest rate as of September 30, 2016. All interest rates are payable in cash.
(2)	Represents the fair value in accordance with ASC, Topic 820. The determination of such fair value is not included in the Board's valuation process described elsewhere herein.
(3)	The Company also holds a portion of the first lien senior secured loan in this portfolio company.
(4)	The negative fair value is the result of the unfunded commitment being valued below par.
(5)	The entire commitment was unfunded at September 30, 2016. As such, no interest is being earned on this investment.
(6)	Loan was on non-accrual status as of September 30, 2016, meaning that SLF has ceased recognizing interest income on the loan.

SLF Loan Portfolio as of September 30, 2015

Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)		Principal/ Par Amount	Fair Value(2)
1011778 B.C. ULC (New Red Finance/Burger King)	Beverage, Food and Tobacco	Senior loan	12/2021	3.8%		$2,271	$2,264
5.11, Inc.(3)	Textiles and Leather	Senior loan	02/2020	6.0		3,162	3,172
Acosta, Inc.	Diversified/Conglomerate Service	Senior loan	09/2021	4.3		2,978	2,938
ACTIVE Network, Inc.	Electronics	Senior loan	11/2020	5.5		1,965	1,951
Aderant North America, Inc.	Diversified/Conglomerate Service	Senior loan	12/2018	5.3		4,195	4,195
Advanced Pain Management Holdings, Inc.	Healthcare, Education and Childcare	Senior loan	02/2018	6.3		6,946	6,807
Advanced Pain Management Holdings, Inc.	Healthcare, Education and Childcare	Senior loan	02/2018	6.3		475	460
Advanced Pain Management Holdings, Inc.(4)	Healthcare, Education and Childcare	Senior loan	02/2018	N/A	(5)	—	(23)
Affordable Care Inc.	Personal, Food and Miscellaneous Services	Senior loan	12/2018	5.5		3,976	3,976
Aimbridge Hospitality, LLC	Hotels, Motels, Inns, and Gaming	Senior loan	10/2018	5.8		5,204	5,204

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments  – (continued)

SLF Loan Portfolio as of September 30, 2015 – (continued)

Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)		Principal/ Par Amount	Fair Value(2)
ARG IH Corporation	Beverage, Food and Tobacco	Senior loan	11/2020	4.8%		$4,370	$4,385
Arise Virtual Solutions, Inc.(3)(4)	Telecommunications	Senior loan	12/2018	N/A	(5)	—	(23)
Arise Virtual Solutions, Inc.(3)	Telecommunications	Senior loan	12/2018	6.8		11,729	11,494
Atkins Nutritionals, Inc(3)	Beverage, Food and Tobacco	Senior loan	01/2019	6.3		5,872	5,879
Atrium Innovations	Personal and Non Durable Consumer Products	Senior loan	02/2021	4.3		3,520	3,336
BJ’s Wholesale Club, Inc.	Retail Stores	Senior loan	09/2019	4.5		2,957	2,934
BMC Software, Inc.	Electronics	Senior loan	09/2020	5.0		1,895	1,729
Brickman Group Ltd. LLC	Farming and Agriculture	Senior loan	12/2020	4.0		1,980	1,954
C.B. Fleet Company, Incorporated	Personal and Non Durable Consumer Products	Senior loan	10/2020	5.4		5,630	5,630
C.B. Fleet Company, Incorporated	Personal and Non Durable Consumer Products	Senior loan	10/2020	5.4		696	696
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior loan	12/2020	5.8		4,417	4,401
Connect Merger Sub, Inc.	Telecommunications	Senior loan	04/2020	4.8		3,935	3,820
CPI Buyer, LLC (Cole-Parmer)(3)	Healthcare, Education and Childcare	Senior loan	08/2021	5.5		5,955	5,925
Curo Health Services LLC(3)	Healthcare, Education and Childcare	Senior loan	02/2022	6.5		5,970	5,990
DentMall MSO, LLC	Retail Stores	Senior loan	07/2019	6.0		10,251	10,046
DentMall MSO, LLC	Retail Stores	Senior loan	07/2019	6.0		1,000	946
Dialysis Newco, Inc.	Healthcare, Education and Childcare	Senior loan	04/2021	4.5		2,469	2,470
DISA Holdings Acquisition Subsidiary Corp.	Diversified/Conglomerate Service	Senior loan	12/2020	5.5		4,614	4,384
DISA Holdings Acquisition Subsidiary Corp.	Diversified/Conglomerate Service	Senior loan	12/2020	6.8		96	43
EAG, INC. (Evans Analytical Group)	Diversified/Conglomerate Service	Senior loan	07/2017	5.0		2,245	2,245
Extreme Reach Inc.	Broadcasting and Entertainment	Senior loan	01/2020	6.8		5,612	5,591
Federal-Mogul Corporation	Automobile	Senior loan	04/2021	4.8		3,960	3,769
GSDM Holdings Corp.(3)	Healthcare, Education and Childcare	Senior loan	06/2019	5.3		1,782	1,782
Hygenic Corporation, The(3)	Personal and Non Durable Consumer Products	Senior loan	10/2020	6.0		4,515	4,515
Integrated Supply Network, LLC(3)	Automobile	Senior loan	02/2020	6.3		12,000	12,000
Integrated Supply Network, LLC(3)	Automobile	Senior loan	02/2020	6.9		734	734
Joerns Healthcare, LLC	Healthcare, Education and Childcare	Senior loan	05/2020	6.2		9,696	9,647
Julio & Sons Company	Beverage, Food and Tobacco	Senior loan	09/2017	6.5		6,906	6,906
Julio & Sons Company	Beverage, Food and Tobacco	Senior loan	09/2017	6.5		254	254
K&N Engineering, Inc.(3)	Automobile	Senior loan	07/2019	5.3		3,865	3,749
K&N Engineering, Inc.(3)	Automobile	Senior loan	07/2019	5.3		183	177
K&N Engineering, Inc.(3)(4)	Automobile	Senior loan	07/2019	N/A	(5)	—	(6)
Mister Car Wash Holdings, Inc.	Automobile	Senior loan	08/2021	5.0		2,970	2,971
National Veterinary Associates, Inc.	Personal, Food and Miscellaneous Services	Senior loan	08/2021	4.8		990	991
Netsmart Technologies, Inc.(3)	Diversified/Conglomerate Service	Senior loan	02/2019	6.3		10,448	10,448
Netsmart Technologies, Inc.(3)	Diversified/Conglomerate Service	Senior loan	02/2019	7.5		231	231
Northwestern Management Services, LLC	Healthcare, Education and Childcare	Senior loan	10/2017	6.3		3,912	3,912
Northwestern Management Services, LLC	Healthcare, Education and Childcare	Senior loan	10/2017	7.0		147	147

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments  – (continued)

SLF Loan Portfolio as of September 30, 2015 – (continued)

Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)	Principal/ Par Amount	Fair Value(2)
Northwestern Management Services, LLC	Healthcare, Education and Childcare	Senior loan	10/2017	6.3%	$47	$47
Octane Fitness, LLC	Leisure, Amusement, Motion Pictures, Entertainment	Senior loan	10/2018	6.5	7,718	7,718
Paradigm DKD Group, LLC	Buildings and Real Estate	Senior loan	11/2018	6.8	2,037	2,037
Paradigm DKD Group, LLC	Buildings and Real Estate	Senior loan	11/2018	6.9	292	292
Pasternack Enterprises, Inc.	Diversified/Conglomerate Manufacturing	Senior loan	12/2017	6.3	1,044	1,044
Payless ShoeSource, Inc.	Retail Stores	Senior loan	03/2021	5.0	1,975	1,580
PetVet Care Centers LLC(3)	Personal, Food and Miscellaneous Services	Senior loan	12/2020	5.5	5,955	5,955
PetVet Care Centers LLC(3)	Personal, Food and Miscellaneous Services	Senior loan	12/2020	5.5	646	646
PowerPlan Holdings, Inc.(3)	Utilities	Senior loan	02/2022	6.3	12,000	12,000
Premise Health Holding Corp.(3)	Healthcare, Education and Childcare	Senior loan	06/2020	5.5	11,921	11,921
Premise Health Holding Corp.(3)	Healthcare, Education and Childcare	Senior loan	06/2020	5.5	283	283
R.G. Barry Corporation	Personal, Food and Miscellaneous Services	Senior loan	09/2019	6.0	6,272	6,209
Reliant Pro ReHab, LLC(3)	Healthcare, Education and Childcare	Senior loan	06/2017	6.0	4,225	4,225
Renaissance Pharma (U.S.) Holdings Inc.	Healthcare, Education and Childcare	Senior loan	05/2018	5.0	3,758	3,758
Renaissance Pharma (U.S.) Holdings Inc.	Healthcare, Education and Childcare	Senior loan	05/2018	6.3	71	71
Rubio’s Restaurants, Inc(3)	Retail Stores	Senior loan	11/2018	6.0	5,095	5,095
Rug Doctor LLC(3)	Personal and Non Durable Consumer Products	Senior loan	12/2016	6.3	9,769	9,769
Scientific Games International, Inc.	Hotels, Motels, Inns, and Gaming	Senior loan	10/2020	6.0	3,935	3,891
SEI, Inc.	Electronics	Senior loan	07/2021	5.8	8,799	8,711
Self Esteem Brands, LLC(3)	Leisure, Amusement, Motion Pictures, Entertainment	Senior loan	02/2020	5.0	7,930	7,930
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.3	960	960
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.3	75	75
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.3	75	75
Spear Education, LLC	Healthcare, Education and Childcare	Senior loan	08/2019	6.0	5,960	5,960
Spear Education, LLC	Healthcare, Education and Childcare	Senior loan	08/2019	6.0	500	500
Syncsort Incorporated(3)	Electronics	Senior loan	03/2019	5.8	8,860	8,860
Systems Maintenance Services Holding, Inc.(3)	Electronics	Senior loan	10/2019	5.0	2,415	2,415
Take 5 Oil Change, L.L.C.	Automobile	Senior loan	07/2018	6.3	6,647	6,647
Take 5 Oil Change, L.L.C.	Automobile	Senior loan	07/2018	6.3	187	187
Tate’s Bake Shop, Inc.	Beverage, Food and Tobacco	Senior loan	08/2019	5.8	2,978	2,978
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	5.3	4,651	4,651
Transaction Data Systems, Inc.	Diversified/Conglomerate Service	Senior loan	06/2021	5.5	4,545	4,545
W3 Co.	Oil and Gas	Senior loan	03/2020	5.8	2,954	2,516
WII Components, Inc.(3)	Home and Office Furnishings, Housewares, and Durable Consumer	Senior loan	07/2018	5.3	3,008	3,008
Young Innovations, Inc.(3)	Healthcare, Education and Childcare	Senior loan	01/2019	5.3	4,018	4,018
					$320,583	$317,623

(1)	Represents the weighted average annual current interest rate as of September 30, 2015. All interest rates are payable in cash.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments  – (continued)

(2)	Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in the Board’s valuation process described elsewhere herein.
(3)	The Company also held a portion of the first lien senior secured loan in this portfolio company as of September 30, 2015.
(4)	The negative fair value is the result of the unfunded commitment being valued below par.
(5)	The entire commitment was unfunded at September 30, 2015. As such, no interest is being earned on this investment.

The Company has committed to fund $140,000 of subordinated notes and $35,000 of LLC equity interest subscriptions to SLF. The amortized cost, net of principal repayments that are subject to recall, and fair value of the subordinated notes held by the Company was $77,301 and $77,301, respectively, as of September 30, 2016, and $76,563 and $76,563, respectively, as of September 30, 2015. As of September 30, 2016, the subordinated notes pay a weighted average interest rate of three-month LIBOR plus 8.0%. For the years ended September 30, 2016 and 2015, the Company earned interest income on the subordinated notes of $6,939 and $3,735, respectively.

As of September 30, 2016 and 2015, $31,339 and $23,222, respectively, of the Company’s LLC equity interest subscriptions to SLF had been called and contributed, net of return of capital distributions subject to recall. For the years ended September 30, 2016 and 2015, the Company received $4,099 and $1,350 in dividend income from the SLF LLC equity interests.

See below for certain summarized financial information for SLF as of and for the year ended September 30, 2016 and 2015.

	As of September 30,
	2016	2015
Selected Balance Sheet Information:
Investments, at fair value	$323,510	$317,623
Cash and other assets(1)	7,281	5,772
Receivable from investments sold	1,995	—
Total assets(1)	$332,786	$323,395
Senior credit facility	$214,050	$212,300
Unamortized debt issuance costs(1)	(949)	(2,464)
Other liabilities	567	489
Total liabilities	213,668	210,325
Subordinated notes and members’ equity	119,118	113,070
Total liabilities and members' equity(1)	$332,786	$323,395

(1)	On October 1, 2015, SLF adopted ASU 2015-03 which requires that debt issuance costs related to recognized debt liability to be presented on the balance sheet as a direct deduction from the carrying amount of the debt liability rather than as an asset. Adoption of ASU 2015-03 requires the changes to be applied retrospectively.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments  – (continued)

	Years ended September 30,
	2016	2015
Selected Statement of Operations Information:
Interest income	$22,016	$10,906
Fee income	84	4
Total investment income	22,100	10,910
Interest expense	15,715	7,701
Administrative service fee	457	249
Other expenses	151	103
Total expenses	16,323	8,053
Net investment income	5,777	2,857
Net realized gain (loss) on investments	(479)	9
Net change in unrealized appreciation (depreciation) on investments, subordinated notes and secured borrowings	(4,685)	(2,206)
Net increase (decrease) in net assets	$613	$660

Note 5. Transactions with Affiliated Companies

An affiliated company is generally a portfolio company in which the Company owns 5% or more of its voting securities. A controlled affiliate is generally a portfolio company in which the Company owns more than 25% of the portfolio company’s outstanding voting securities. Transactions related to investments with both controlled and non-controlled affiliates for the years ended September 30, 2016 and 2015 were as follows:

For the year ended September 30, 2016
Portfolio Company	Fair value at September 30, 2015	Purchases(1) (cost)	Redemptions (cost)	Sales (cost)	Transfer in (out) (cost)	Discount accretion	Net unrealized gain/(loss)	Fair value at September 30, 2016	Net realized gain/(loss)	Interest and fee income	Dividend income
Controlled Affiliates
Senior Loan Fund LLC*	$98,936	$20,440	$(11,586)	$—	$—	$—	$(3,562)	$104,228	$—	$6,939	$4,099
Non-Controlled Affiliates
Barcelona Restaurants, LLC(2)	5,523	—	(1,995)	—	(4,871)	—	1,343	—	2,722	—	—
Competitor Group, Inc.(3)	—	289	—	—	13,743	99	(4,513)	9,618	—	660	—
Total Controlled and Non-Controlled Affiliates	$104,459	$20,729	$(13,581)	$—	$8,872	$99	$(6,732)	$113,846	$2,722	$7,599	$4,099

*	Together with RGA, the Company co-invests through SLF. SLF is capitalized as transactions are completed and all portfolio and investment decisions in respect to SLF must be approved by the SLF investment committee consisting of two representatives of the Company and RGA (with unanimous approval required from (i) one representative of each of the Company and RGA or (ii) both representatives of each of the Company and RGA). Therefore, although the Company owns more than 25% of the voting securities of SLF, the Company does not believe that it has control over SLF for purposes of the 1940 Act or otherwise.
(1)	Purchases at cost includes amounts related to PIK capitalized and added to the principal balance of the respective loans.
(2)	During the three months ended December 31, 2015, a portion of the Company's investment was sold diluting the Company's ownership to less than five percent of the portfolio company's voting securities. Effective as of and for periods subsequent to December 31, 2015, the Company no longer classified the portfolio company as a non-controlled affiliate company.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 5. Transactions with Affiliated Companies  – (continued)

(3)	During the three months ended March 31, 2016, the Company's ownership increased to over five percent of the portfolio company's voting securities as a result of a partial debt to equity conversion.

For the year ended September 30, 2015
Portfolio Company	Fair value at September 30, 2014	Purchases(1) (cost)	Redemptions (cost)	Sales (cost)	Transfer in (out) (cost)	Discount accretion	Net unrealized gain/(loss)	Fair value at September 30, 2015	Net realized gain/(loss)	Interest and fee income	Dividend income
Controlled Affiliates
Senior Loan Fund LLC*	$34,831	$64,878	$—	$—	$—	$—	$(773)	$98,936	$—	$3,735	$1,350
Non-Controlled Affiliates
Barcelona Restaurants, LLC	3,080	—	—	—	—	—	2,443	5,523	—	—	—
Total Controlled and Non-Controlled Affiliates	$37,911	$64,878	$—	$—	$—	$—	$1,670	$104,459	$—	$3,735	$1,350

*	Together with RGA, the Company co-invests through SLF. SLF is capitalized as transactions are completed and all portfolio and investment decisions in respect to SLF must be approved by the SLF investment committee consisting of two representatives of the Company and RGA (with unanimous approval required from (i) one representative of each of the Company and RGA or (ii) both representatives of each of the Company and RGA). Therefore, although the Company owns more than 25% of the voting securities of SLF, the Company does not believe that it has control over SLF for purposes of the 1940 Act or otherwise.
(1)	Purchases at cost includes amounts related to PIK capitalized and added to the principal balance of the respective loans.

Note 6. Fair Value Measurements

The Company follows ASC Topic 820 for measuring fair value. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the assets or liabilities or market and the assets’ or liabilities’ complexity. The Company’s fair value analysis includes an analysis of the value of any unfunded loan commitments. Assets and liabilities are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the asset or liability as of the measurement date. The three levels are defined as follows:

Level 1:  Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2:  Inputs include quoted prices for similar assets or liabilities in active markets and inputs that are observable for the assets or liabilities, either directly or indirectly, for substantially the full term of the assets or liabilities.

Level 3:  Inputs include significant unobservable inputs for the assets or liabilities and include situations where there is little, if any, market activity for the assets or liabilities. The inputs into the determination of fair value are based upon the best information available and may require significant management judgment or estimation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an asset’s or a liability’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 6. Fair Value Measurements  – (continued)

significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability. The Company assesses the levels of assets and liabilities at each measurement date, and transfers between levels are recognized on the actual date of the event or change in circumstances that caused the transfers. There were no transfers among Level 1, 2 and 3 of the fair value hierarchy for assets and liabilities during the years ended September 30, 2016, 2015 and 2014. The following section describes the valuation techniques used by the Company to measure different assets and liabilities at fair value and includes the level within the fair value hierarchy in which the assets and liabilities are categorized.

Investments

Level 1 investments are valued using quoted market prices. Level 2 investments are valued using market consensus prices that are corroborated by observable market data and quoted market prices for similar assets and liabilities. Level 3 investments are valued at fair value as determined in good faith by the Board, based on input of management, the audit committee and independent valuation firms that have been engaged at the direction of the Board to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process. This valuation process is conducted at the end of each fiscal quarter, with approximately 25% (based on the number of portfolio companies) of the Company’s valuations of debt and equity investments without readily available market quotations subject to review by an independent valuation firm. All investments as of September 30, 2016 and 2015, with the exception of money market funds included in cash and cash equivalents and restricted cash and cash equivalents (Level 1 investments) and investments measured at fair value using the NAV, were valued using Level 3 inputs of the fair value hierarchy.

When determining fair value of Level 3 debt and equity investments, the Company may take into account the following factors, where relevant: the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons to publicly traded securities, and changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made and other relevant factors. The primary method for determining enterprise value uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s net income before net interest expense, income tax expense, depreciation and amortization (“EBITDA”). The enterprise value analysis is performed to determine the value of equity investments and to determine if debt investments are credit impaired. If debt investments are credit impaired, the Company will use the enterprise value analysis or a liquidation basis analysis to determine fair value. For debt investments that are not determined to be credit impaired, the Company uses a market interest rate yield analysis to determine fair value.

In addition, for certain debt investments, the Company may base its valuation on indicative bid and ask prices provided by an independent third party pricing service. Bid prices reflect the highest price that the Company and others may be willing to pay. Ask prices represent the lowest price that the Company and others may be willing to accept. The Company generally uses the midpoint of the bid/ask range as its best estimate of fair value of such investment.

Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company may realize significantly less than the value at which such investment had previously been recorded.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 6. Fair Value Measurements  – (continued)

The Company’s investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

Secured Borrowings

The Company has elected the fair value option under ASC Topic 825 — Financial Instruments relating to accounting for debt obligations at their fair value for its secured borrowings which arose due to partial loan sales which did not meet the criteria for sale treatment under ASC Topic 860. The Company reports changes in the fair value of its secured borrowings as a component of the net change in unrealized (appreciation) depreciation on secured borrowings in the consolidated statements of operations. The net gain or loss reflects the difference between the fair value and the principal amount due on maturity.

All secured borrowings as of September 30, 2016 and 2015 were valued using Level 3 inputs under the fair value hierarchy, and the Company’s approach to determining fair value of Level 3 secured borrowings is consistent with its approach to determining fair value of the Level 3 investments that are associated with these secured borrowings as previously described.

The following tables present fair value measurements of the Company’s investments and secured borrowings and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value as of September 30, 2016 and 2015:

As of September 30, 2016 Description	Fair Value Measurements Using
	Level 1	Level 2	Level 3	Total
Assets:
Debt investments(1)	$—	$—	$1,573,953	$1,573,953
Equity investments(1)	—	—	59,732	59,732
Money market funds(1)(2)	44,281	—	—	44,281
Investment measured at NAV(3)(4)	—	—	—	26,927
Total assets:	$44,281	$—	$1,633,685	$1,704,893
Secured borrowings:	$—	$—	$475	$475

As of September 30, 2015 Description	Fair Value Measurements Using
	Level 1	Level 2	Level 3	Total
Assets:
Debt investments(1)	$—	$—	$1,449,603	$1,449,603
Equity investments(1)	—	—	57,808	57,808
Money market funds(1)(2)	77,346	—	—	77,346
Investment measured at NAV(3)(4)	—	—	—	22,373
Total assets:	$77,346	$—	$1,507,411	$1,607,130
Secured borrowings:	$—	$—	$355	$355

(1)	Refer to the consolidated schedules of investments for further details.
(2)	Included in cash and cash equivalents and restricted cash and cash equivalents on the consolidated statements of financial condition.
(3)	Certain investments that are measured at fair value using the NAV have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the consolidated statements of financial condition.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 6. Fair Value Measurements  – (continued)

(4)	Represents the Company's investment in LLC equity interest in SLF. The fair value of this investment has been determined using the NAV of the Company’s ownership interest in members’ capital.

The net change in unrealized appreciation (depreciation) for the years ended September 30, 2016, 2015 and 2014 reported within the net change in unrealized appreciation (depreciation) on investments in the Company’s consolidated statements of operation attributable to the Company’s Level 3 assets held at the end of year was $2,528, $10,064 and $6,224, respectively.

The following table presents the changes in investments and secured borrowings measured at fair value using Level 3 inputs for the years ended September 30, 2016 and 2015:

	Year ended September 30, 2016
	Debt Investments	Equity Investments	Total Investments	Secured Borrowings
Fair value, beginning of period	$1,449,603	$57,808	$1,507,411	$355
Net change in unrealized appreciation (depreciation) on investments	4,274	(2,742)	1,532	—
Net change in unrealized appreciation (depreciation) on secured borrowings	—	—	—	—
Realized gain (loss) on investments	(5,529)	11,783	6,254	—
Proceeds from (funding of) revolving loans, net	587	—	587	—
Fundings of investments	630,523	13,420	643,943	155
PIK interest	1,201	—	1,201	—
Proceeds from principal payments and sales of portfolio investments	(515,368)	(20,537)	(535,905)	—
Repayments on secured borrowings	—	—	—	(35)
Accretion of discounts and amortization of premiums	8,662	—	8,662	—
Fair value, end of period	$1,573,953	$59,732	$1,633,685	$475

	Year ended September 30, 2015
	Debt Investments	Equity Investments	Total Investments	Secured Borrowings
Fair value, beginning of period	$1,292,851	$45,519	$1,338,370	$389
Net change in unrealized appreciation (depreciation) on investments	(2,782)	5,993	3,211	—
Net change in unrealized appreciation (depreciation) on secured borrowings	—	—	—	(2)
Realized gain (loss) on investments	(1,030)	10,384	9,354	—
Proceeds from (funding of) revolving loans, net	1,365	—	1,365	—
Fundings of investments	834,708	9,535	844,243	—
PIK interest	941	—	941	—
Proceeds from principal payments and sales of portfolio investments	(685,452)	(13,623)	(699,075)	—
Repayments on secured borrowings	—	—	—	(34)
Accretion of discounts and amortization of premiums	9,002	—	9,002	2
Fair value, end of period	$1,449,603	$57,808	$1,507,411	$355

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 6. Fair Value Measurements  – (continued)

The following tables present quantitative information about the significant unobservable inputs of the Company’s Level 3 investments and secured borrowings as of September 30, 2016 and 2015.

Quantitative information about Level 3 Fair Value Measurements

	Fair value as of September 30, 2016	Valuation Techniques	Unobservable Input		Range (Weighted Average)
Assets:
Senior secured loans(1)(2)	$148,446	Market rate approach	Market interest rate		4.0% – 10.0% (6.4%)
		Market comparable companies	EBITDA multiples		6.0x – 17.5x (11.5x)
	14,247	Market comparable	Broker/dealer bids or quotes		N/A
Subordinated Notes of SLF	$77,301	Discounted cash flow analysis	Discount rate		8.2%
One stop loans(1)(3)(4)	$1,299,650	Market rate approach	Market interest rate		4.5% – 23.5% (7.9%)
		Market comparable companies	EBITDA multiples		4.0x – 35.4x (10.6x)
			Revenue multiples		2.0x – 7.5x (3.9x)
	3,647	Market comparable	Broker/dealer bids or quotes		N/A
Subordinated and second lien loans(1)	$29,336	Market rate approach	Market interest rate		9.0% – 29.5% (11.3%)
		Market comparable companies	EBITDA multiples		6.5x – 20.0x (13.1x)
Equity securities(5)	$59,732	Market comparable companies	EBITDA multiples	(6)	4.0x – 16.7x (10.9x)
			Revenue multiples	(6)	2.0x – 5.5x (3.2x)
Liabilities:
Secured borrowings(7)	$475	Market rate approach	Market interest rate		7.0%
		Market comparable companies	EBITDA multiples		16.0x

(1)	The fair value of this asset class was determined using the market rate approach as the investments in this asset class were determined not to be credit impaired using the market comparable companies approach. The unobservable inputs for both valuation techniques have been presented, but the fair value as of September 30, 2016 was determined using the market rate approach.
(2)	Excludes $156 of non-accrual loans at fair value, which the Company valued on a liquidation basis.
(3)	Excludes $1,170 of non-accrual loans at fair value, which the Company valued on a liquidation basis.
(4)	The Company valued $1,171,240 and $128,410 of one stop loans using EBITDA and revenue multiples, respectively. All one stop loans were also valued using the market rate approach.
(5)	Excludes $26,927 of LLC equity interests in SLF at fair value, which the Company valued using the NAV.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 6. Fair Value Measurements  – (continued)

(6)	The Company valued $55,897 and $3,835 of equity investments using EBITDA and revenue multiples, respectively.
(7)	The fair value of the secured borrowings was determined using the market rate approach as the corresponding investments were determined not to be credit impaired using the market comparable companies approach. The unobservable inputs for both valuation techniques have been presented, but the fair value as of September 30, 2016 was determined using the market rate approach.

Quantitative information about Level 3 Fair Value Measurements

	Fair value as of September 30, 2015	Valuation Techniques	Unobservable Input		Range (Weighted Average)
Assets:
Senior secured loans(1)(2)	$153,205	Market rate approach	Market interest rate		4.0% – 25.3% (6.5%)
		Market comparable companies	EBITDA multiples		4.0x – 17.5x (11.7x)
Subordinated Notes of SLF	$76,563	Discounted cash flow analysis	Discount rate		8.2%
One stop loans(1)(3)(4)	$1,085,189	Market rate approach	Market interest rate		5.0% – 24.0% (7.8%)
		Market comparable companies	EBITDA multiples	(5)	4.5x – 40.0x (10.9x)
			Revenue multiples	(5)	2.1x – 5.0x (3.6x)
Subordinated and second lien loans(1)(6)	$20,444	Market rate approach	Market interest rate		9.0% – 14.6% (9.5%)
		Market comparable companies	EBITDA multiples		7.5x – 16.0x (12.5x)
Equity securities(7)	$57,808	Market comparable companies	EBITDA multiples	(8)	4.0x – 40.0x (10.9x)
			Revenue multiples	(8)	2.1x – 5.0x (3.0x)
Liabilities:
Secured borrowings(9)	$355	Market rate approach	Market interest rate		6.0%
		Market comparable companies	EBITDA multiples		30.0x

(1)	The fair value of this asset class was determined using the market rate approach as the investments in this asset class were determined not to be credit impaired using the market comparable companies approach. The unobservable inputs for both valuation techniques have been presented, but the fair value as of September 30, 2015 was determined using the market rate approach.
(2)	Excludes $44,124 of loans at fair value, which the Company valued using indicative bid and ask prices provided by an independent third party pricing service.
(3)	Excludes $42,546 of loans at fair value, which the Company valued using indicative bid and ask prices provided by an independent third party pricing service.
(4)	Excludes $6,487 of non-accrual loans at fair value, which the Company valued on a liquidation basis.
(5)	The Company valued $996,998 and $88,191 of one stop loans using EBITDA and revenue multiples, respectively. All one stop loans were also valued using the market rate approach.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 6. Fair Value Measurements  – (continued)

(6)	Excludes $21,045 of loans at fair value, which the Company valued using indicative bid and ask prices provided by an independent third party pricing service.
(7)	Excludes $22,373 of LLC equity interests in SLF at fair value, which the Company valued using the NAV.
(8)	The Company valued $54,965 and $2,843 of equity investments using EBITDA and revenue multiples, respectively.
(9)	The fair value of the secured borrowings was determined using the market rate approach as the corresponding investments were determined not to be credit impaired using the market comparable companies approach. The unobservable inputs for both valuation techniques have been presented, but the fair value as of September 30, 2015 was determined using the market rate approach.

The above tables are not intended to be all-inclusive but rather to provide information on significant unobservable inputs and valuation techniques used by the Company.

The significant unobservable inputs used in the fair value measurement of the Company’s debt and equity investments and secured borrowings are EBITDA multiples, revenue multiples and market interest rates. The Company uses EBITDA multiples and, to a lesser extent revenue multiples, on its debt and equity investments and secured borrowings to determine any credit gains or losses. Increases or decreases in either of these inputs in isolation would result in a significantly lower or higher fair value measurement. The Company uses market interest rates for loans to determine if the effective yield on a loan is commensurate with the market yields for that type of loan. If a loan’s effective yield is significantly less than the market yield for a similar loan with a similar credit profile, then the resulting fair value of the loan may be lower.

Other Financial Assets and Liabilities

ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. As a result, with the exception of the line item titled “debt” which is reported at cost, all assets and liabilities approximate fair value on the consolidated statements of financial condition due to their short maturity. Fair value of the Company’s debt is estimated using Level 3 inputs by discounting remaining payments using comparable market rates or market quotes for similar instruments at the measurement date, if available.

The following are the carrying values and fair values of the Company’s debt as of September 30, 2016 and 2015. Fair value is estimated by discounting remaining payments using applicable market rates or market quotes for similar instruments at the measurement date, if available.

	As of September 30, 2016		As of September 30, 2015
	Carrying Value	Fair Value	Carrying Value	Fair Value
Debt	$864,700	$873,980	$813,250	$815,087

Note 7. Borrowings

In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. On September 13, 2011, the Company received exemptive relief from the SEC allowing it to modify the asset coverage requirement to exclude the SBA debentures from this calculation. As such, the Company’s ratio of total consolidated assets to outstanding indebtedness may be less than 200%. This provides the Company with increased investment flexibility but also increases its risks related to leverage. As of September 30, 2016, the Company’s asset coverage for borrowed amounts was 248.8% (excluding the SBA debentures).

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 7. Borrowings  – (continued)

Debt Securitizations:  On July 16, 2010, the Company completed a $300,000 term debt securitization, which was subsequently increased to $350,000 (as amended, “2010 Debt Securitization”). The notes (“2010 Notes”) offered in the 2010 Debt Securitization were issued by the 2010 Issuer, a subsidiary of Holdings, and the Class A 2010 Notes and Class B 2010 Notes are secured by the assets held by the 2010 Issuer. As of September 30, 2016, the 2010 Debt Securitization consisted of $203,000 of Aaa/AAA Class A 2010 Notes, $12,000 face amount of Class B 2010 Notes and $135,000 face amount of Subordinated 2010 Notes that do not bear interest. The Class A and Class B 2010 Notes are included in the September 30, 2016 and 2015 consolidated statements of financial condition as debt of the Company. As of September 30, 2015 and 2015, the Subordinated 2010 Notes were eliminated in consolidation.

On June 25, 2015, the Company and the 2010 Issuer further amended the 2010 Debt Securitization to, among other things, (a) extend the reinvestment period two years to July 20, 2017, (b) make certain modifications for purposes of compliance with the loan securitization exclusion of the Volcker Rule and (c) modify the computation of the weighted average life test which relates to the loans securing the 2010 Notes.

Through July 20, 2017, all principal collections received on the underlying collateral may be used by the 2010 Issuer to purchase new collateral under the direction of the Investment Adviser in its capacity as collateral manager of the 2010 Issuer and in accordance with the Company’s investment strategy, allowing the Company to maintain the leverage in the 2010 Debt Securitization. The 2010 Notes are scheduled to mature on July 20, 2023.

As of September 30, 2016 and 2015, there were 77 and 78 portfolio companies with a total fair value of $319,288 and $310,622, respectively, securing the 2010 Notes. The pool of loans in the 2010 Debt Securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

The interest charged under the 2010 Debt Securitization is based on three-month LIBOR, which as of September 30, 2016 was 0.7%. For the years ended September 30, 2016, 2015 and 2014, the components of interest expense, cash paid for interest, average interest rates and average outstanding balances for the 2010 Debt Securitization were as follows:

	For the years ended September 30,
	2016	2015	2014
Stated interest expense	$5,078	$4,439	$4,346
Amortization of debt issuance costs	390	931	707
Total interest and other debt financing expenses	$5,468	$5,370	$5,053
Cash paid for interest expense	$4,900	$4,404	$4,285
Average stated interest rate	2.4%	2.1%	2.0%
Average outstanding balance	$215,000	$215,000	$213,356

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 7. Borrowings  – (continued)

As of September 30, 2016, the classes, amounts, ratings and interest rates (expressed as a spread to three-month LIBOR) of the Class A and B 2010 Notes were as follows:

Description	Class A 2010 Notes	Class B 2010 Notes
Type	Senior Secured Floating Rate	Senior Secured Floating Rate
Amount Outstanding	$203,000	$12,000
Moody’s Rating	“Aaa”	“Aa”
S&P Rating	“AAA”	“AA”
Interest Rate	LIBOR + 1.74%	LIBOR + 2.40%
Stated Maturity	July 20, 2023	July 20, 2023

On June 5, 2014, the Company completed a $402,569 term debt securitization (“2014 Debt Securitization”). The notes (“2014 Notes”) offered in the 2014 Debt Securitization were issued by the 2014 Issuer and are secured by a diversifed portfolio of senior secured and second lien loans held by the 2014 Issuer. The 2014 Debt Securitization consists of $191,000 of Aaa/AAA Class A-1 2014 Notes, $20,000 of Aaa/AAA Class A-2 2014 Notes and $35,000 of Aa2/AA Class B 2014 Notes. In partial consideration for the loans transferred to the 2014 Issuer as part of the 2014 Debt Securitization, the Company received $37,500 of Class C 2014 Notes and $119,069 of LLC equity interests in the 2014 Issuer. The Company retained all of the Class C 2014 Notes and LLC equity interests totaling $37,500 and $119,069, respectively. The Class A-1, Class A-2 and Class B 2014 Notes are included in the September 30, 2016 and 2015 consolidated statements of financial condition as debt of the Company. As of September 30, 2016 and 2015, the Class C 2014 Notes and LLC equity interests were eliminated in consolidation.

Through April 28, 2018, all principal collections received on the underlying collateral may be used by the 2014 Issuer to purchase new collateral under the direction of the Investment Adviser in its capacity as collateral manager of the 2014 Issuer and in accordance with the Company’s investment strategy, allowing the Company to maintain the initial leverage in the 2014 Debt Securitization. The 2014 Notes are scheduled to mature on April 25, 2026.

As of September 30, 2016 and 2015, there were 79 and 71 portfolio companies with a total fair value of $391,752 and $382,077, respectively, securing the 2014 Notes. The pool of loans in the 2014 Debt Securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

The interest charged under the 2014 Debt Securitization is based on three-month LIBOR, which as of September 30, 2016 was 0.7%. For the years ended September 30, 2016, 2015 and 2014, the components of interest expense, cash paid for interest, annualized average interest rates and average outstanding balances for the 2014 Debt Securitization were as follows:

	For the years ended September 30,
	2016	2015	2014
Stated interest expense	$6,029	$5,213	$1,653
Amortization of debt issuance costs	641	638	205
Total interest and other debt financing expenses	$6,670	$5,851	$1,858
Cash paid for interest expense	$5,786	$5,906	—
Average stated interest rate	2.5%	2.1%	2.1%
Average outstanding balance	$246,000	$246,000	79,529

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 7. Borrowings  – (continued)

The classes, amounts, ratings and interest rates (expressed as a spread to three-month LIBOR) of the Class A-1, A-2 and B 2014 Notes are as follows:

Description	Class A-1 2014 Notes	Class A-2 2014 Notes	Class B 2014 Notes
Type	Senior Secured Floating Rate	Senior Secured Floating Rate	Senior Secured Floating Rate
Amount Outstanding	$191,000	$20,000	$35,000
Moody’s Rating	“Aaa”	“Aaa”	“Aa2”
S&P Rating	“AAA”	“AAA”	“AA”
Interest Rate	LIBOR + 1.75%	LIBOR + 1.95%	LIBOR + 2.50%
Stated Maturity	April 25, 2026	April 25, 2026	April 25, 2026

The Investment Adviser serves as collateral manager to the 2010 Issuer and the 2014 Issuer under separate collateral management agreements and receives a fee for providing these services. The total fees payable by the Company under its Investment Advisory Agreement are reduced by an amount equal to the total aggregate fees that are paid to the Investment Adviser by the 2010 Issuer and the 2014 Issuer for rendering such collateral management services.

As part of each of the 2010 Debt Securitization and the 2014 Debt Securitization, the Company entered into master loan sale agreements under which the Company agreed to directly or indirectly sell or contribute certain senior secured and second lien loans (or participation interests therein) to the 2010 Issuer and the 2014 Issuer, as applicable, and to purchase or otherwise acquire the Subordinated 2010 Notes and the LLC equity interests in the 2014 Issuer, as applicable. The 2010 Notes (other than the 2010 Subordinated Notes) and the 2014 Notes are the secured obligations of the 2010 Issuer and 2014 Issuer, respectively, and indentures governing each of the 2010 Notes and the 2014 Notes include customary covenants and events of default. The pool of loans in the 2010 Debt Securitization and the 2014 Debt Securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

SBA Debentures:  On August 24, 2010, SBIC IV received approval for a license from the SBA to operate as an SBIC. On December 5, 2012, SBIC V received a license from the SBA to operate as an SBIC. SBICs are subject to a variety of regulations and oversight by the SBA concerning the size and nature of the companies in which they may invest as well as the structures of those investments.

The licenses allow the SBICs to obtain leverage by issuing SBA-guaranteed debentures, subject to issuance of a capital commitment by the SBA and customary procedures. These debentures are non-recourse to GBDC, have interest payable semiannually and a ten-year maturity. The interest rate is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with ten-year maturities.

Under present SBIC regulations, the maximum amount of SBA-guaranteed debentures that may be issued by multiple licensees under common management is $350,000 and the maximum amount that a single SBIC licensee may issue is $150,000.

On February 11, 2016, the SBA approved SBIC V’s application for an additional $75,000 of debenture commitments bringing SBIC V’s total debenture commitments up to $150,000. As of September 30, 2016, SBIC IV and SBIC V had $150,000 and $127,000 of outstanding SBA-guaranteed debentures, respectively, that mature between March 2021 and September 2026, leaving incremental borrowing capacity of $23,000 for SBIC V under present SBIC regulations. As of September 30, 2015, SBIC IV and SBIC V had $150,000 and $75,000 of outstanding SBA-guaranteed debentures, respectively.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 7. Borrowings  – (continued)

The interest rate on $277,000 of outstanding debentures as of September 30, 2016 is fixed at an average annualized interest rate of 3.5%. For the years ended September 30, 2016, 2015 and 2014, the components of interest expense, cash paid for interest, average interest rates and average outstanding balances for the SBA debentures were as follows:

	For the years ended September 30,
	2016	2015	2014
Stated interest expense	$8,554	$7,749	$6,982
Amortization of debt issuance costs	1,815	1,954	1,261
Total interest and other debt financing expenses	$10,369	$9,703	$8,243
Cash paid for interest expense	$8,475	$7,722	$6,772
Average stated interest rate	3.6%	3.6%	3.5%
Average outstanding balance	$239,432	$213,516	$198,905

Revolving Credit Facility:  On July 21, 2011, Funding entered into a senior secured revolving credit facility (as amended, the “Credit Facility”) with Wells Fargo Securities, LLC, as administrative agent, and Wells Fargo Bank, N.A., as lender, which, as of September 30, 2016, allowed Funding to borrow up to $200,000 at any one time outstanding, subject to leverage and borrowing base restrictions.

On December 18, 2014, the Company and Funding amended the Credit Facility to, among other things, allow for the addition of a second lender under the facility.

On July 30, 2015, the Company and Funding amended the Credit Facility to, among other things, increase the size of the Credit Facility from $150,000 to $200,000, extend the expiration of the reinvestment period to July 29, 2017, during which period Funding, subject to certain conditions, may make borrowings under the facility, and extend the stated maturity date from October 17, 2019 to July 30, 2020.

On March 1, 2016 the Credit Facility was amended to, among other things, make certain amendments to the computation of the borrowing base restrictions in the Credit Facility. The maximum borrowing capacity under the Credit Facility, the expiration of the reinvestment period and the stated maturity date of the Credit Facility did not change in connection with this amendment.

Through the reinvestment period, the Credit Facility bears interest at one-month LIBOR plus 2.25% per annum. After the reinvestment period, the rate will reset to one-month LIBOR plus 2.75% per annum for the remaining term of the Credit Facility. In addition to the stated interest expense on the Credit Facility, the Company is required to pay a non-usage fee rate between 0.50% and 2.00% per annum depending on the size of the unused portion of the Credit Facility.

The Credit Facility is collateralized by all of the assets held by Funding, and GBDC has pledged its interests in Funding as collateral to Wells Fargo Bank, N.A., as the collateral agent, under an ancillary agreement to secure the obligations of GBDC as the transferor and servicer under the Credit Facility. Both GBDC and Funding have made customary representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. Borrowing under the Credit Facility is subject to the leverage restrictions contained in the 1940 Act.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 7. Borrowings  – (continued)

The Company has transferred certain loans and debt securities it has originated or acquired from time to time to Funding through a purchase and sale agreement and may cause Funding to originate or acquire loans in the future, consistent with the Company’s investment objectives.

As of September 30, 2016 and 2015, the Company had outstanding debt under the Credit Facility of $126,700 and $127,250, respectively. For the years ended September 30, 2016 and 2015, the Company had borrowings on the Credit Facility of $379,150 and $486,950, respectively, and repayments on the Credit Facility of $379,700 and $387,100, respectively. For the years ended September 30, 2016, 2015 and 2014, the components of interest expense, cash paid for interest, average interest rates and average outstanding balances for the Credit Facility were as follows:

	For the years ended September 30,
	2016	2015	2014
Stated interest expense	$3,403	$1,934	$2,335
Facility fees	460	616	644
Amortization of debt issuance costs	1,304	789	816
Total interest and other debt financing expenses	$5,167	$3,339	$3,795
Cash paid for interest expense and facility fees	$3,856	$2,393	$2,985
Average stated interest rate	2.7%	2.5%	2.4%
Average outstanding balance	$125,908	$78,051	$95,649

Revolver:  On November 22, 2013, Revolver Funding entered into a $15,000 revolving line of credit (as amended, the “Revolver”), which could have been increased up to $30,000, with The PrivateBank and Trust Company (“PrivateBank”). On October 21, 2015, the Company and Revolver Funding terminated the Revolver with Private Bank. There were no borrowings outstanding on the Revolver at the time of termination and Revolver Funding was released of all obligations under the Revolver and all liens on the assets held by Revolver Funding collateralizing the Revolver were released.

The Revolver was collateralized by all of the assets held by Revolver Funding. Both GBDC and Revolver Funding made customary representations and warranties and were required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. Borrowing under the Revolver was subject to the leverage restrictions contained in the 1940 Act. In addition, the Company paid a fee of 0.25% per annum on any unused portion of the Revolver.

As of September 30, 2016 and 2015, the Company had $0 outstanding debt under the Revolver. For the years ended September 30, 2016 and 2015, the Company had borrowings of $0 and repayments of $0 on the Revolver. For the years ended September 30, 2016, 2015 and 2014, the components of interest expense, cash paid for interest, annualized average interest rates and average outstanding balances for the Revolver were as follows:

	For the years ended September 30,
	2016	2015	2014
Stated interest expense	$—	$—	7
Facility fees	2	38	32
Amortization of debt issuance costs	34	194	43
Total interest and other debt financing expenses	$36	$232	82
Cash paid for interest expense and facility fees	$2	$38	39
Average stated interest rate	N/A	N/A	3.8%
Average outstanding balance	$—	$—	185

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 7. Borrowings  – (continued)

On June 22, 2016, the Company entered into the Adviser Revolver with the Investment Adviser, with a maximum credit limit of $20,000 and expiration date of June 22, 2019. The Adviser Revolver bears an interest rate equal to the short-term Applicable Federal Rate (“AFR”), which was 0.6% as of September 30, 2016. As of September 30, 2016, the Company had no outstanding debt under the Adviser Revolver, and the Adviser Revolver was not outstanding as of September 30, 2016. For the year ended September 30, 2016, the annualized average stated interest rate was 0.7% on average outstanding borrowings of $26, interest expense was an amount less than $1 and cash paid for interest was an amount less than $1. For the year ended

September 30, 2016, the Company had borrowings on the Adviser Revolver of $9,500 and repayments on the Adviser Revolver of $9,500. The Adviser Revolver was not in existence for the year ended September 30, 2015.

The average total debt outstanding (including the debt under the 2010 Debt Securitization, the 2014 Debt Securitization, SBA debentures, Credit Facility, Revolver and Adviser Revolver) for the years ended September 30, 2016, 2015 and 2014 was $826,366, $752,567 and $587,624, respectively.

For the years ended 2016, 2015 and 2014, the effective average annual interest rate, which includes amortization of debt issuance costs and non-usage facility fees, on the Company’s total debt outstanding (excluding secured borrowings) was 3.4%, 3.3% and 3.2%, respectively.

A summary of the Company’s maturity requirements for borrowings as of September 30, 2016 is as follows:

	Payments Due by Period
	Total	Less Than 1 Year	1 – 3 Years	3 – 5 Years	More Than 5 Years
2010 Debt Securitization	$215,000	$—	$—	$—	$215,000
2014 Debt Securitization	246,000	—	—	—	246,000
SBA debentures	277,000	—	—	55,300	221,700
Credit Facility	126,700	—	—	126,700	—
Adviser Revolver	—	—	—	—	—
Total borrowings	$864,700	$—	$—	$182,000	$682,700

Secured Borrowings:  Certain partial loan sales do not qualify for sale accounting under ASC Topic 860 because these sales do not meet the definition of a “participating interest”, as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain as an investment on the consolidated statement of financial condition and the portion sold is recorded as a secured borrowing in the liabilities section of the consolidated statement of financial condition. For these partial loan sales, the interest earned on the entire loan balance is recorded within “interest income” and the interest earned by the buyer in the partial loan sale is recorded within “interest and other debt financing expenses” in the consolidated statement of operations.

As of September 30, 2016 and 2015, the Company recognized secured borrowings at fair value of $475 and $355, respectively, and the fair value of the loans that are associated with these secured borrowings was $2,305 and $1,256, respectively. These secured borrowings were the result of the Company’s completion of partial loan sales of one stop loans associated with two portfolio companies that did not meet the definition of a “participating interest”. As a result, sale treatment was not allowed and these partial loan sales were treated as secured borrowings.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 7. Borrowings  – (continued)

During the years ended September 30, 2016, 2015 and 2014, there were partial loan sales totaling $0, $0 and $10,295, respectively, net fundings on revolving and delayed draw secured borrowings totaling $155, $0 and $4,818, respectively, and repayments on secured borrowings totaled $35, $34 and $23,677, respectively. For the years ended September 30, 2016, 2015 and 2014, the effective average interest rate on secured borrowings, which includes amortization of original issuance costs, was 4.2%, 4.5%, and 8.3%, respectively, interest expense was $14, $13, and $932, respectively, and amortization of original issue discount was $0, $2 and $264, respectively.

Note 8. Federal Income Tax Matters

The Company has elected to be treated and intends to be subject to tax as a RIC under Subchapter M of the Code. As a result, the Company must distribute substantially all of its net taxable income each tax year as dividends to its stockholders. Accordingly, no provision for federal income tax has been made in the financial statements.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal tax regulations, which may differ from amounts determined in accordance with GAAP and those differences could be material. These book-to-tax differences are either temporary or permanent in nature. Reclassifications due to permanent book-tax differences, including distributions representing a return of capital, have no impact on net assets.

The following differences were reclassified for tax purposes for the years ended September 30, 2016, 2015 and 2014:

	Years ended September 30,
	2016	2015	2014
Increase/(decrease) in Paid in Capital in Excess of Par	$(341)	$(71)	$876
Increase/(decrease) in Capital Distributions in Excess of and Undistributed Net Investment Income	4,083	(242)	2,190
Increase/(decrease) in Net Realized Gain (Loss) on Investments	(3,742)	313	(3,066)

Taxable income generally differs from net increase (decrease) in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses and generally excludes unrealized appreciation (depreciation) on investments as investment gains and losses are not included in taxable income until they are realized.

Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. Capital losses incurred by the Company in tax years beginning after September 30, 2011 are not subject to expiration and retain their character as either short-term or long-term capital losses. As of September 30, 2016, the Company estimates that it will not have any capital loss carryforward available for use in subsequent tax years.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 8. Federal Income Tax Matters  – (continued)

The following table reconciles net increase in net assets resulting from operations to taxable income for the years ended September 30, 2016, 2015 and 2014:

	Years ended September 30,
	2016	2015	2014
Net increase in net assets resulting from operations	$69,204	$70,791	$65,388
Net change in unrealized (appreciation) depreciation on investments	2,030	(2,438)	(3,348)
Net change in unrealized (appreciation) depreciation on secured borrowings	—	(2)	(121)
Other income not currently taxable	(6,129)	(1,244)	(3,517)
Expenses not currently deductible	1,665	—	—
Other income for tax but not book	5,774	2,797	924
Other deductions/losses for tax not book	(279)	(873)	(2)
Other realized gain/loss differences	1,275	1,994	3,650
Capital loss carryforward	—	—	(3,497)
Taxable income before deductions for distributions	$73,540	$71,025	$59,477

The tax character of distributions paid during the years ended September 30, 2016, 2015 and 2014 was as follows:

	Years ended September 30,
	2016	2015	2014
Ordinary Income	$54,461	$58,152	$57,823
Long-Term Capital Gains	12,418	4,817	—
Return of Capital	—	—	—

The tax basis components of distributable earnings/(accumulated losses) and reconciliation to accumulated earnings/(deficit) on a book basis for the years ended September 30, 2016, 2015 and 2014 were as follows:

	As of September 30,
	2016	2015	2014
Undistributed ordinary income – tax basis	$14,792	$3,869	$—
Undistributed realized gains – tax basis	1,993	6,182	1,654
Net unrealized appreciation (depreciation) on investments	10,416	13,433	11,268
Other temporary differences	(4,429)	(3,378)	(709)
Total accumulated earnings (deficit) – book basis	$22,772	$20,106	$12,213

For the tax year ended September 30, 2016, the Company estimates taxable income in excess of the distributions made from such taxable income during the tax year, and therefore, the Company has elected to carry forward the excess for distribution to stockholders in 2017. The amount carried forward to 2017 is estimated to be approximately $16,785, although this amount will not be finalized until the 2016 tax returns are filed in 2017.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 8. Federal Income Tax Matters  – (continued)

As of September 30, 2016, the Federal tax cost of investments was $1,652,861 resulting in estimated gross unrealized gains and losses of $39,449 and $31,698, respectively.

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the consolidated statements of changes in net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period.

Note 9. Commitments and Contingencies

Commitments:  The Company had outstanding commitments to fund investments totaling $81,417 and $121,545 under various undrawn revolvers and other credit facilities as of September 30, 2016 and 2015, respectively. In addition, as described in Note 4, the Company had commitments of up to $66,360 and $75,215 to SLF as of September 30, 2016 and 2015, respectively, that may be contributed primarily for the purpose of funding new investments approved by the SLF investment committee.

Indemnifications:  In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as these involve future claims that may be made against the Company but that have not occurred. The Company expects the risk of any future obligations under these indemnifications to be remote.

Off-balance sheet risk:  Off-balance sheet risk refers to an unrecorded potential liability that may result in a future obligation or loss, even though it does not appear on the consolidated statements of financial condition. The Company has entered and, in the future, may again enter into derivative instruments that contain elements of off-balance sheet market and credit risk. There were no commitments outstanding for derivative contracts as of September 30, 2016 and 2015. Derivative instruments can be affected by market conditions, such as interest rate volatility, which could impact the fair value of the derivative instruments. If market conditions move against the Company, it may not achieve the anticipated benefits of the derivative instruments and may realize a loss. The Company minimizes market risk through monitoring its investments and borrowings.

Concentration of credit and counterparty risk:  Credit risk arises primarily from the potential inability of counterparties to perform in accordance with the terms of the contract. The Company has engaged and, in the future, may engage again in derivative transactions with counterparties. In the event that the counterparties do not fulfill their obligations, the Company may be exposed to risk. The risk of default depends on the creditworthiness of the counterparties or issuers of the instruments. The Company’s maximum loss that it could incur related to counterparty risk on its derivative instruments is the value of the collateral for that respective derivative instrument. It is the Company’s policy to review, as necessary, the credit standing of each counterparty.

Legal proceedings:  In the normal course of business, the Company may be subject to legal and regulatory proceedings that are generally incidental to its ongoing operations. While there can be no assurance of the ultimate disposition of any such proceedings, the Company does not believe any disposition will have a material adverse effect on the Company’s consolidated financial statements.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 10. Financial Highlights

The financial highlights for the Company are as follows:

Per share data(1):	Years ended September 30,
	2016	2015	2014	2013	2012
Net asset value at beginning of period	$15.80	$15.55	$15.21	$14.60	$14.56
Net increase in net assets as a result of issuance of shares(2)	0.06	—	—	—	—
Net increase in net assets as a result of public offering	0.05	0.09	0.18	0.57	0.04
Costs related to public offering	—	—	—	(0.03)	(0.03)
Dividends and distributions declared:
From net investment income	(1.04)	(1.18)	(1.28)	(1.15)	(1.24)
From capital gains	(0.24)	(0.10)	—	—	—
From return of capital	—	—	—	(0.13)	(0.04)
Net investment income	1.25 (3)	1.20	1.26	1.29	1.15
Net realized gain (loss) on investments	0.12	0.19	0.11	(0.04)	(0.23)
Net realized gain on derivative instruments	—	—	—	—	0.09
Net change in unrealized appreciation (depreciation) on investments	(0.04)	0.05	0.07	0.10	0.22
Net change in unrealized appreciation (depreciation) on derivative instruments	—	—	—	—	0.08
Net asset value at ending of period	$15.96	$15.80	$15.55	$15.21	$14.60
Per share market value at end of period	$18.57	$15.98	$15.95	$17.32	$15.90
Total return based on market value(4)	25.36%	8.21%	(0.52)%	16.98%	15.69%
Number of common shares outstanding	55,059,067	51,300,193	47,119,498	43,282,932	25,688,101
Listed below are supplemental data and ratios to the financial highlights:
Ratio of expenses (without incentive fees) to average net assets	6.70%	6.59%	6.16%	5.73%	6.63%
Ratio of incentive fees to average net assets(5)(6)	0.88%	1.33%	1.46%	1.91%	1.74%
Ratio of total expense to average net assets(5)(6)	7.58%	7.92%	7.61%	7.65%	8.37%
Ratio of net investment income to average net assets	7.88%	7.66%	8.12%	8.62%	7.78%
Total return based on average net asset value(7)	8.39%	9.19%	9.39%	9.03%	8.86%
Net assets at end of period	$878,825	$810,870	$732,739	$658,236	$375,129
Average debt outstanding	$826,366	$752,567	$587,624	$378,843	$306,969
Average debt outstanding per share	$15.01	$14.67	$12.47	$8.75	$11.95
Asset coverage ratio(5)	248.78%	237.28%	249.12%	373.20%	263.20%
Portfolio turnover	33.73%	47.69%	46.50%	40.05%	32.55%

(1)	Based on actual number of shares outstanding at the end of the corresponding period or the weighted average shares outstanding for the period, unless otherwise noted, as appropriate.
(2)	Net increase in net assets as a result of issuance of shares related to shares issued through the DRIP and private placement.
(3)	Total return based on market value assumes distributions are reinvested.
(4)	Net investment income per share for the year ended September 30, 2016 is shown after a net expense of $333 for U.S. federal excise tax.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 10. Financial Highlights  – (continued)

(5)	During the year ended September 30, 2012, the Investment Adviser irrevocably waived $647 of incentive fees attributable to the Company's total return swap that was terminated in 2012. Had the Investment Adviser not waived these fees, the annualized ratio of incentive fees to average net assets and the annualized ratio of total expenses to average net assets would have been 1.92% and 8.55%, respectively, for the year ended September 30, 2012.
(6)	During the year ended September 30, 2013, the Investment Adviser irrevocably waived $250 of incentive fees. Had the Investment Adviser not waived these fees, the annualized ratio of incentive fees to average net assets and the annualized ratio of total expenses to average net assets would have been 1.96% and 7.69%, respectively, for the year ended September 30, 2013.
(7)	Total return based on average net asset value is calculated as (a) the net increase in net assets resulting from operations divided (b) the daily average of total net assets.
(8)	In accordance with the 1940 Act, with certain limited exceptions, (including the Company's exemptive relief related to SBA debentures), the Company is only allowed to borrow amounts such that its assets coverage, as defined in the 1940 Act, is at least 200% after such borrowing.

Note 11. Earnings Per Share

The following information sets forth the computation of the net increase in net assets per share resulting from operations for the years ended September 30, 2016, 2015 and 2014:

	Years ended September 30,
	2016	2015	2014
Earnings available to stockholders	$69,204	$70,791	$65,388
Basic and diluted weighted average shares outstanding	51,948,378	49,017,777	45,277,111
Basic and diluted earnings per share	$1.33	$1.44	$1.44

Note 12. Common Stock Offerings

The following table summarizes the total shares issued and proceeds received in private placements and public offerings, net of underwriting and offering costs, of the Company’s common stock for the years ended September 30, 2016, 2015 and 2014:

	Years ended September 30,
	2016	2015	2014
Shares issued	3,320,456	4,002,292	3,666,855
Offering price per share	Various	$17.42	18.05
Proceeds net of underwriting discounts and offering costs	$58,260	$67,370	$64,106

On March 18, 2014, GBDC, Inc. priced a public offering of 3,500,000 shares of its common stock at a public offering price of $18.05 per share. On April 23, 2014, GBDC sold an additional 166,855 shares of its common stock at a public offering price of $18.05 per share pursuant to the underwriters’ partial exercise of the option to purchase additional shares granted in connection with the public offering in March 2014.

On April 10, 2015, GBDC priced a public offering of 3,500,000 shares of its common stock at a public offering price of $17.42 per share. On May 7, 2015, GBDC sold an additional 502,292 shares of its common stock at a public offering price of $17.42 per share pursuant to the underwriters’ partial exercise of the option to purchase additional shares granted in connection with the public offering in April 2015.

On July 18, 2016, GBDC entered into a Securities Purchase Agreement between the Company and a third party institutional investor for the sale of 1,433,486 shares of Company's common stock at a price per share of $17.44 per share.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 12. Common Stock Offerings  – (continued)

On August 15, 2016, GBDC priced a public offering of 1,750,000 shares of its common stock at a public offering price of $18.35 per share. On September 19, 2016, GBDC sold an additional 136,970 shares of its common stock at a public offering price of $18.35 per share pursuant to the underwriters’ partial exercise of the option to purchase additional shares granted in connection with the public offering in August 2016.

Note 13. Dividends and Distributions

The Company’s dividends and distributions are recorded on the ex-dividend date. The following table summarizes the Company’s dividend declarations and distributions during the years ended September 30, 2016, 2015 and 2014:

Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Shares Value
Fiscal Year ended September 30, 2014
11/26/2013	12/17/2013	12/27/2013	$0.32	$13,092	42,643	$758
02/04/2014	03/17/2014	03/28/2014	$0.32	$13,326	32,033	$539
05/06/2014	06/16/2014	06/27/2014	$0.32	$14,356	40,567	$692
08/05/2014	09/16/2014	09/26/2014	$0.32	$14,217	54,468	$843
Fiscal Year ended September 30, 2015
11/17/2014	12/18/2014	12/29/2014	$0.32	$14,193	52,020	$885
02/03/2015	03/20/2015	03/27/2015	$0.32	$14,187	53,694	$908
05/11/2015	06/18/2015	06/29/2015	$0.32	$15,888	31,930	$505
08/04/2015	09/07/2015	09/29/2015	$0.32	$15,762	40,759	$641
Fiscal Year ended September 30, 2016
11/17/2015	12/11/2015	12/29/2015	$0.32	$15,149	79,594	$1,267
02/02/2016	03/07/2016	03/30/2016	$0.32	$14,287	131,434	$2,155
05/03/2016	06/06/2016	06/29/2016	$0.32	$14,558	112,104	$1,926
08/03/2016	09/05/2016	09/29/2016	$0.32	$15,515	115,286	$2,022

Note 14. Subsequent Events

On November 14, 2016, the Board declared a quarterly distribution of $0.32 per share and a special distribution of $0.25 per share both of which are payable on December 29, 2016 to holders of record as of December 12, 2016.

On October 20, 2016, the Company and the 2010 Issuer amended the 2010 Debt Securitization to, among other things, (a) refinance the issued Class A 2010 Notes by redeeming in full the $203,000 of Class A 2010 Notes and issuing new Class A-Refi 2010 Notes in an aggregate principal amount of $205,000 that bear interest at a rate of three-month LIBOR plus 1.90%, (b) refinance the Class B 2010 Notes by redeeming in full the $12,000 of Class B 2010 Notes and issuing new Class B-Refi 2010 Notes in an aggregate principal amount of $10,000 that bear interest at a rate of three-month LIBOR plus 2.40%, and (c) extend the reinvestment period applicable to the 2010 Issuer to July 20, 2018. Following the refinancing, Holdings retained the Class B-Refi 2010 Notes, which will be eliminated from the consolidated statements of financial condition in consolidation.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 15. Selected Quarterly Financial Data (Unaudited)

	September 30, 2016	June 30, 2016	March 31, 2016		December 31, 2015
Total investment income	$34,503	$32,106	$30,762		$30,500
Net investment income	17,228	15,885	16,868	(1)	14,999	(1)
Net gain (loss) on investments and secured borrowings	(1,129)	2,404	(2,691)		5,640
Net increase (decrease) in net assets resulting from operations	16,099	18,289	14,177		20,639
Earnings per share	0.30	0.35	0.28		0.40
Net asset value per common share at period end	$15.96	$15.88	$15.85		$15.89

	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Total investment income	$33,552	$30,410	$28,461	$27,545
Net investment income	15,481	15,205	13,754	14,557
Net gain (loss) on investments and secured borrowings	3,989	3,083	4,107	615
Net increase (decrease) in net assets resulting from operations	19,470	18,288	17,861	15,172
Earnings per share	0.38	0.36	0.38	0.32
Net asset value per common share at period end	$15.80	$15.74	$15.61	$15.55

	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Total investment income	$30,658	$28,029	$25,260	$25,579
Net investment income	14,850	15,073	13,352	13,260
Net gain (loss) on investments and secured borrowings	5,332	1,207	737	1,577
Net increase (decrease) in net assets resulting from operations	20,182	16,280	14,089	14,837
Earnings per share	0.43	0.35	0.32	0.34
Net asset value per common share at period end	$15.55	$15.44	$15.41	$15.23

(1)	Net investment income for the three months ended March 31, 2016 and December 31, 2015 is shown after a net expense of $31 and $302, respectively, for U.S. federal excise tax.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 16. Summarized Financial Information for SLF (Unaudited)

Provided in the table below is a statement of financial condition for SLF as of September 30, 2016 and 2015:

Senior Loan Fund LLC
Statement of Financial Condition

	September 30, 2016	September 30, 2015
Assets
Investments, at fair value	$323,510	$317,623
Cash and cash equivalents	651	1,047
Restricted cash and cash equivalents	6,086	3,985
Interest receivable	544	740
Receivable from investments sold	1,995	—
Total Assets(1)	$332,786	$323,395
Liabilities
Senior credit facility	$214,050	$212,300
Less unamortized debt issuance costs(1)	949	2,464
Senior credit facility less unamortized debt issuance costs	213,101	209,836
Subordinated notes, at fair value (proceeds of $88,344 and $87,500, respectively)	88,344	87,500
Interest payable	384	330
Accounts payable and accrued expenses	183	159
Total Liabilities(1)	302,012	297,825
Members' equity	30,774	25,570
Total Liabilities and Members' equity(1)	$332,786	$323,395

(1)	On October 1, 2015, SLF adopted ASU 2015-03 which requires that debt issuance costs related to recognized debt liability to be presented on the balance sheet as a direct deduction from the carrying amount of the debt liability rather than as an asset. Adoption of ASU 2015-03 requires the changes to be applied retrospectively.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 16. Summarized Financial Information for SLF (Unaudited)  – (continued)

Provided in the table below is a statement of operations for SLF for the years ending September 30, 2016, 2015 and 2014:

Senior Loan Fund LLC
Statement of Operations

	Years ended September 30,
	2016	2015	2014
Investment income
Interest income	$22,016	$10,906	$3,834
Fee income	84	4	4
Total investment income	22,100	10,910	3,838
Expenses
Interest and other debt financing expenses	15,715	7,701	3,207
Administrative service fee	457	249	139
Professional fees	150	102	91
General and administrative expenses	1	1	1
Total expenses	16,323	8,053	3,438
Net investment income	5,777	2,857	400
Net gain (loss) on investments, subordinated notes and secured borrowings
Net realized gain (loss):
Non-controlled/non-affiliate company investments	(479)	9	—
Net realized gain (loss)	(479)	9	—
Net unrealized appreciation (depreciation):
Net change in unrealized appreciation (depreciation) on investments	(4,685)	(2,217)	(2)
Net change in unrealized appreciation (depreciation) on subordinated notes	—	—	(85)
Net change in unrealized appreciation (depreciation) on secured borrowings	—	11	(11)
Net change in unrealized appreciation (depreciation)	(4,685)	(2,206)	(98)
Net gain (loss) on investments, subordinated notes and secured borrowings	(5,164)	(2,197)	(98)
Net increase (decrease) in net assets resulting from operations	$613	$660	$302

1,750,000 Shares

GOLUB CAPITAL BDC, INC.

Common Stock

PRELIMINARY PROSPECTUS SUPPLEMENT

Raymond James

March   , 2017